SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment	No. 39	(File No. 333-131683)	☑
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment	No. 42	(File No. 811-21852)	☑
COLUMBIA FUNDS SERIES TRUST II
50606 Ameriprise Financial Center
Minneapolis, MN 55474
Scott R. Plummer
5228 Ameriprise Financial Center
Minneapolis, MN 55474
(612) 671-1947
Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective (check appropriate box)
☐ immediately upon filing pursuant to paragraph (b)
☑ on September 29, 2011 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
☐ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Prospectus

Columbia Floating Rate Fund

Prospectus September 29, 2011

Columbia Floating Rate Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, preservation of capital.

Class	Ticker Symbol

Class A	RFRAX
Class B	RSFBX
Class C	RFRCX
Class I	RFRIX
Class R	CFRRX
Class R4	—
Class R5	RFRFX
Class W	RFRWX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 Not FDIC Insured - May Lose Value - No Bank Guarantee

Summary of the Fund
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	4p
Principal Risks of Investing in the Fund	5p
Past Performance	7p
Fund Management	9p
Buying and Selling Shares	10p
Tax Information	10p
Financial Intermediary Compensation	10p
More Information About the Fund
Investment Objective	11p
Principal Investment Strategies of the Fund	11p
Principal Risks of Investing in the Fund	12p
More About Annual Fund Operating Expenses	17p
Other Investment Strategies and Risks	18p
Fund Management and Compensation	21p
Financial Highlights	23p
Choosing a Share Class	S.1
Comparison of Share Classes	S.2
Sales Charges and Commissions	S.7
Reductions/Waivers of Sales Charges	S.17
Distribution and Service Fees	S.23
Selling Agent Compensation	S.28
Buying, Selling and Exchanging Shares	S.30
Share Price Determination	S.30
Transaction Rules and Policies	S.31
Opening an Account and Placing Orders	S.39
Buying Shares	S.41
Selling Shares	S.50
Exchanging Shares	S.52
Distributions and Taxes	S.56
Additional Services and Compensation	S.61
Additional Management Information	S.61

2p  COLUMBIA FLOATING RATE FUND — 2011 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Floating Rate Fund (the Fund) seeks to provide shareholders with a high level of current income and, as a secondary objective, preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address) agree to invest in the future at least $50,000 in any of the Columbia and Columbia Acorn funds. More information about these and other discounts is available from your financial intermediary and under “Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions” on page S.17 of this prospectus and on page D.1 of Appendix D in the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)

				Class I, R,
	Class A	Class B	Class C	R4, R5 & W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1%	5%	1%	None

Annual Fund Operating Expenses(a)
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I
Management fees	0.58%	0.58%	0.58%	0.58%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%
Other expenses	0.24%	0.24%	0.24%	0.15%
Total annual fund operating expenses	1.07%	1.82%	1.82%	0.73%
	Class R	Class R4	Class R5	Class W
Management fees	0.58%	0.58%	0.58%	0.58%
Distribution and/or service (12b-1) fees	0.50%	0.00%	0.00%	0.25%
Other expenses	0.24%	0.45%	0.20%	0.24%
Total annual fund operating expenses	1.32%	1.03%	0.78%	1.07%

(a)	Expense ratios have been adjusted to reflect current fees.

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Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$406	$630	$873	$1,571
Class B (if shares are redeemed)	$685	$873	$1,186	$1,945
Class B (if shares are not redeemed)	$185	$573	$986	$1,945
Class C (if shares are redeemed)	$285	$573	$986	$2,142
Class C (if shares are not redeemed)	$185	$573	$986	$2,142
Class I (whether or not shares are redeemed)	$75	$234	$407	$910
Class R (whether or not shares are redeemed)	$134	$419	$724	$1,595
Class R4 (whether or not shares are redeemed)	$105	$328	$570	$1,264
Class R5 (whether or not shares are redeemed)	$80	$249	$434	$970
Class W (whether or not shares are redeemed)	$109	$341	$591	$1,310

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in floating rate loans and other floating rate debt securities. These debt obligations will generally be rated non-investment grade by recognized rating agencies (similar to “junk bonds”) or, if unrated, be considered by the investment manager, Columbia Management Investment Advisers, LLC, to be of comparable quality. Up to 25% of the Fund’s net assets may be invested in foreign investments. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

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Floating rate loans are debt obligations of companies and other similar entities that have interest rates that adjust or “float” periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate (such as LIBOR (London Interbank Offered Rate)) plus a premium). Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. The Fund may acquire loans directly through the agent or from another holder of the loan by assignment. They are generally valued on a daily basis by independent pricing services.

The Fund normally invests in senior secured floating rate loans. Senior secured floating rate loans ordinarily are secured by specific collateral or assets of the borrower so that holders of the loans will have a claim on those assets senior to the claim of certain other parties in the event of default or bankruptcy by the borrower. These loans usually are senior in rank to other securities issued by the borrower (such as common stock or other debt instruments). The proceeds of the loan primarily are used by the borrower to finance leveraged buy-outs, recapitalizations, dividends to sponsors, mergers and acquisitions, and, to a lesser extent, to finance internal growth or for other corporate purposes. Senior floating rate loans held by the Fund will generally have final maturities of nine years or less.

To the extent the Fund invests in derivatives securities, the Fund may count the value of derivative securities with floating rate loan characteristics towards its 80% policy.

The investment manager may also invest in other securities, including investment grade fixed income debt obligations, non-investment grade fixed income debt obligations and certain money market instruments. For purposes of the 80% policy, money market holdings with a remaining maturity of less than 60 days will be deemed floating rate assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Confidential Information Access Risk. The investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans (including from the issuer itself) being considered for acquisition by the Fund, or held in the Fund. The investment manager’s decision not to receive Confidential Information may disadvantage the Fund.

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Counterparty Risk. Counterparty risk is the risk that the Fund’s counterparty becomes bankrupt or otherwise fails to perform its obligations, including making payments to the Fund, and the Fund may obtain no or only limited recovery of its investments, and any recovery may be significantly delayed.

Credit Risk. Credit risk is the risk that loans or other securities in the Fund’s portfolio may or will decline in price or fail to pay interest or repay principal when due because the borrower of the loan or the issuer of the security will default or otherwise become unable or unwilling to honor its financial obligations, including as a result of bankruptcy. Bankruptcies may cause a delay to the Fund in acting on the collateral securing a loan, which may adversely affect the Fund. Further, there is risk that a court could take action adverse to the holders of a loan. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. Lower quality or unrated loans or securities held by the Fund may present increased credit risk.

Highly Leveraged Transactions Risk. The loans and other securities in which the Fund invests may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

High-Yield Securities Risk. The Fund’s investment in below-investment grade loans or other fixed-income securities (i.e., high-yield or junk) exposes the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade loans or other similarly rated debt securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Impairment of Collateral Risk. The value of any collateral securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Floating rate loans may decline in value.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. When interest rates rise, prices of fixed-income securities generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations. Securities with floating interest rates may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s net asset value.

6p  COLUMBIA FLOATING RATE FUND — 2011 PROSPECTUS

Liquidity Risk. Floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Securities may trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance.

Market Risk. The market value of floating rate loans and other investments may fall or fail to rise. Market risk may affect a borrower, a single issuer, sector of the economy, industry, or the market as a whole. The market value of floating rate loans and other investments may fluctuate, sometimes rapidly and unpredictably.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Risks of Foreign Investing. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund’s portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

•	how the Fund’s Class A performance has varied for each full calendar year shown on the bar chart; and

•	how the Fund’s average annual total returns compare to recognized measures of market performance shown on the table Class R shares have not been in existence for one full calendar year and therefore performance information is not shown.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

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Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart. If the sales charge was reflected, returns would be lower than those shown.

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)

45% 35% 25% 15% 5% -5% -15% -25% -35% +1.43% -30.44% +42.26% +11.20% 2007 2008 2009 2010

(calendar year)

During the periods shown:

•	Highest return for a calendar quarter was +16.99% (quarter ended June 30, 2009).

•	Lowest return for a calendar quarter was -24.18% (quarter ended December 31, 2008).

•	Class A year-to-date return was +2.68% at June 30, 2011.

8p  COLUMBIA FLOATING RATE FUND — 2011 PROSPECTUS

Average Annual Total Returns (after applicable sales charges)*

Classes A, B, C, I,
		R* & R4	Class R5	Class W
		Since	Since	Since
		inception	inception	inception
(for periods ended December 31, 2010)	1 year	(2/16/06)	(8/01/08)	(12/01/06)

Columbia Floating Rate Fund:
Class A — before taxes	+7.87%	+2.93%	N/A	N/A
Class A — after taxes on distributions	+6.06%	+0.84%	N/A	N/A
Class A — after taxes on distributions and redemption of fund shares	+5.06%	+1.24%	N/A	N/A
Class A — (without sales charges) before taxes*	+11.20%	+3.57%	N/A	N/A
Class B — before taxes	+5.49%	+2.48%	N/A	N/A
Class C — before taxes	+9.37%	+2.79%	N/A	N/A
Class I — before taxes	+11.57%	+3.90%	N/A	N/A
Class R4 — before taxes	+11.22%	+3.77%	N/A	N/A
Class R5 — before taxes	+11.50%	N/A	+5.72%	N/A
Class W — before taxes	+11.12%	N/A	N/A	+2.77%
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	+9.98%	+4.40%	+6.59%	+3.82%

*	Class R shares have not been in existence for one full calendar year and therefore performance is not shown. The returns shown are for Class A shares without the applicable front-end sales charge. Class R shares, which are sold without sales charges, would have substantially similar annual returns as Class A shares because the classes of shares invest in the same portfolio of securities and would differ only to the extent that the classes do not have the same expenses. Class A share returns have not been adjusted to reflect differences in class-related expenses. If differences in class-related expenses were reflected (i.e., if expenses of Class R shares were reflected in the returns of Class A shares, the returns shown for Class A shares for all periods would be lower.

Fund performance information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Bond Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Lynn A. Hopton	Portfolio Manager	2006
Yvonne E. Stevens	Portfolio Manager	2006
Steven B. Staver	Portfolio Manager	2008

COLUMBIA FLOATING RATE FUND — 2011 PROSPECTUS  9p

BUYING AND SELLING SHARES

	Nonqualified	Individual
	accounts	retirement accounts
	(all classes	(all classes	Class I,
Minimum Initial Investment	except I, R and W)	except I, R and W)	Class R	Class W
For investors other than systematic investment plans	$5,000	$5,000	None	$500
Systematic investment plans	$5,000	$5,000	None	$500

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081
Express Mail: Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

10p  COLUMBIA FLOATING RATE FUND — 2011 PROSPECTUS

More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Floating Rate Fund (the Fund) seeks to provide shareholders with a high level of current income and, as a secondary objective, preservation of capital. Because any investment involves risk, there is no assurance these objectives can be achieved. Only shareholders can change the Fund’s objectives.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in floating rate loans and other floating rate debt securities. These debt obligations will generally be rated non-investment grade by recognized rating agencies (similar to “junk bonds”) or, if unrated, be considered by Columbia Management Investment Advisers, LLC (the investment manager) to be of comparable quality. Up to 25% of the Fund’s net assets may be invested in foreign investments. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

Floating rate loans are debt obligations of companies and other similar entities that have interest rates that adjust or “float” periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate (such as LIBOR (London Interbank Offered Rate)) plus a premium). Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. The Fund may acquire loans directly through the agent or from another holder of the loan by assignment. They are generally valued on a daily basis by independent pricing services.

The Fund normally invests in senior secured floating rate loans. Senior secured floating rate loans ordinarily are secured by specific collateral or assets of the borrower so that holders of the loans will have a claim on those assets senior to the claim of certain other parties in the event of default or bankruptcy by the borrower. These loans usually are senior in rank to other securities issued by the borrower (such as common stock or other debt instruments). The proceeds of the loan primarily are used by the borrower to finance leveraged buy-outs, recapitalizations, dividends to sponsors, mergers and acquisitions, and, to a lesser extent, to finance internal growth or for other corporate purposes. Senior floating rate loans held by the Fund will generally have final maturities of nine years or less.

COLUMBIA FLOATING RATE FUND — 2011 PROSPECTUS  11p

In pursuit of the Fund’s objective, the investment manager identifies loans for potential investment by conducting extensive credit analysis which typically includes an analysis of the collateral value supporting such loan, the liquidity profile of the borrower, an analysis of the borrower’s capital structure, a competitive analysis of the borrower and its industry, an evaluation of the management team’s capabilities, a review of the legal documentation supporting such loan, including an analysis of the covenants and the rights and remedies of the lender, and the Fund’s relative concentration by industry. Additionally, the investment manager considers its interest rate outlook, the interest rate (and floating rate formula) to be paid on the investment, the portfolio’s exposure to a particular sector, and the relative value of the loan within the sector, among other factors. Once a loan is in the portfolio, it is continually monitored. Generally, a decision to hold or sell a loan is made based on the investment manager’s analysis of the relative value of other opportunities for investment, the borrower’s risk profile, and expected recovery values versus the current market value of the holding.

To the extent the Fund invests in derivative instruments, the Fund may count the value of derivative securities with floating rate loan characteristics towards its 80% policy.

The investment manager may also invest in other securities, including investment grade fixed income debt obligations, non-investment grade fixed income debt obligations and certain money market instruments. For purposes of the 80% policy, money market holdings with a remaining maturity of less than 60 days will be deemed floating rate assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

12p  COLUMBIA FLOATING RATE FUND — 2011 PROSPECTUS

Confidential Information Access Risk. In managing the Fund, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the Fund, or held in the Fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. The investment manager’s decision not to receive Confidential Information from these issuers may disadvantage the Fund as compared to other floating rate loan investors, and may adversely affect the price the Fund pays for the loans it purchases, or the price at which the Fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager’s ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager’s decision under normal circumstances not to receive Confidential Information could adversely affect the Fund’s performance.

Counterparty Risk. The Fund is subject to the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle held by the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

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Credit Risk. Credit risk is the risk that the borrower of a loan or the issuer of another debt security may or will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments to the Fund. Rating agencies assign credit ratings to certain loans and other fixed-income securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the credit rating of the borrower or the issuer or other news affects the market’s perception of the credit risk of the borrower or the issuer. If the issuer of a loan declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral securing the loan, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a floating rate loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. If the Fund purchases unrated loans or other debt securities, or if the rating of a loan or security is reduced after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Non-investment grade loans or securities (commonly called “high-yield” or “junk”) have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it.

Highly Leveraged Transactions Risk. The loans or other securities in which the Fund invests may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The Fund’s investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the Fund’s portfolio managers upon their credit analysis to be a suitable investment for the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

14p  COLUMBIA FLOATING RATE FUND — 2011 PROSPECTUS

High-Yield Securities Risk. Non-investment grade loans or other fixed-income securities, commonly called “high-yield “or “junk,” may react more to perceived changes in the ability of the borrower or issuing entity to pay interest and repay principal when due than to changes in interest rates. Non-investment grade loans or other debt securities have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Impairment of Collateral Risk. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed-income securities: when interest rates rise, the prices generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s net asset value.

Liquidity Risk. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans also may trade infrequently on the secondary market. The value of the loan to the Fund may be impaired in the event that the Fund needs to liquidate such loans. Securities in which the Fund invests may be traded in the over-the-counter market rather than on an organized exchange and therefore may be more difficult to purchase or sell at a fair price. The inability to purchase or sell floating rate loans and other debt securities at a fair price may have a negative impact on the Fund’s performance.

Market Risk. The market value of floating rate loans and other investments may fall or fail to rise. Market risk may affect a borrower, a single issuer, sector of the economy, industry, or the market as a whole. The market value of floating rate loans and other investments may fluctuate, sometimes rapidly and unpredictably.

COLUMBIA FLOATING RATE FUND — 2011 PROSPECTUS  15p

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Risks of Foreign Investing. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the risks associated with political, economic, social and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the risks associated with the process of clearing and settling trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

16p  COLUMBIA FLOATING RATE FUND — 2011 PROSPECTUS

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, “Fees and Expenses of the Fund” that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund’s average net assets as of a different period or a different point in time, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund’s operating expenses that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through September 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 1.12% for Class A, 1.87% for Class B, 1.87% for Class C, 0.80% for Class I, 1.37% for Class R, 1.10% for Class R4, 0.85% for Class R5, and 1.12% for Class W.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

COLUMBIA FLOATING RATE FUND — 2011 PROSPECTUS  17p

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF’s share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

Additionally, the Fund may use derivatives such as futures, options, forward contracts, and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments will typically increase the Fund’s exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

18p  COLUMBIA FLOATING RATE FUND — 2011 PROSPECTUS

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the portfolio managers would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Even though the Fund’s policies permit the use of derivatives, the portfolio managers are not required to use derivatives.

For more information on strategies and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s SAI. For more information on the Fund’s holdings, see its annual and semiannual reports.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions including, for example, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent securities trades, which could result in increased trading expenses and taxes, and decreased performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to approved broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

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Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s floating rate loans and securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. Funds that invest primarily in floating rate loans and fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of floating rate loans and securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund’s performance. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Financial Highlights.”

Directed Brokerage. The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

20p  COLUMBIA FLOATING RATE FUND — 2011 PROSPECTUS

FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the most recent fiscal year was 0.61% of the Fund’s average daily net assets. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses.

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A new investment management services agreement (new IMS Agreement) with Columbia Management was approved by the Board in September 2010 and by Fund shareholders at a Joint Special Meeting of Shareholders held on February 15, 2011 in connection with various initiatives to achieve consistent investment management service and fee structures across all Columbia funds. The new IMS Agreement includes changes to the investment advisory fee rates payable to Columbia Management. Effective July 1, 2011, the investment management services fee is equal to a percentage of the Fund’s average daily net assets, with such rate declining from 0.590% to 0.360% as the Fund’s net assets increase. A discussion regarding the basis for the Board approving the new IMS Agreement is available in the Fund’s semiannual shareholder report for the period ended January 31, 2011.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Lynn A. Hopton, Portfolio Manager

•	Managed the Fund since 2006.

•	Senior Managing Director and co-head of the leveraged debt group.

•	Joined the investment manager in 2000.

•	Began investment career in 1986.

•	BA, Northwestern University and MBA, J.L. Kellogg Graduate School of Management at Northwestern University.

Yvonne E. Stevens, Portfolio Manager

•	Managed the Fund since 2006.

•	Senior Managing Director and co-head of the leveraged debt group.

•	Joined the investment manager in 2000.

•	Began investment career in 1986.

•	BA, Wellesley College and MBA, Wharton School at the University of Pennsylvania.

Steven B. Staver, Portfolio Manager

•	Managed the Fund since 2008.

•	Managing Director and member of the leveraged debt group.

•	Joined the investment manager in 2000.

•	Began investment career in 1993.

•	MBA, University of Southern California Marshall School of Business.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

22p  COLUMBIA FLOATING RATE FUND — 2011 PROSPECTUS

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

	Year ended July 31,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$8.54	$7.93	$8.97	$9.70	$10.05

Income from investment operations:
Net investment income	0.41	0.41	0.42	0.58	0.67
Net realized and unrealized gain (loss) on investments	0.41	0.62	(1.02)	(0.75)	(0.35)

Total from investment operations	0.82	1.03	(0.60)	(0.17)	0.32

Less distributions to shareholders from:
Net investment income	(0.40)	(0.42)	(0.44)	(0.56)	(0.66)
Net realized gains	—	—	—	—	(0.01)

Total distributions to shareholders	(0.40)	(0.42)	(0.44)	(0.56)	(0.67)

Net asset value, end of period	$8.96	$8.54	$7.93	$8.97	$9.70

Total return	9.65%	13.18%	(5.95% )	(1.85% )	3.18%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.10%	1.13%	1.13%	1.09%	1.07%

Net expenses after fees waived or expenses reimbursed(b)	1.08%	1.08%	1.01%	1.06%	1.03%

Net investment income	4.59%	4.82%	5.72%	6.19%	6.63%

Supplemental data
Net assets, end of period (in thousands)	$419,157	$226,172	$267,669	$261,075	$426,099

Portfolio turnover	69%	68%	84%	43%	91%

See accompanying Notes to Financial Highlights.

COLUMBIA FLOATING RATE FUND — 2011 PROSPECTUS  23p

	Year ended July 31,
	2011	2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$8.54	$7.94	$8.97	$9.70	$10.05

Income from investment operations:
Net investment income	0.34	0.34	0.37	0.52	0.59
Net realized and unrealized gain (loss) on investments	0.42	0.62	(1.02)	(0.76)	(0.35)

Total from investment operations	0.76	0.96	(0.65)	(0.24)	0.24

Less distributions to shareholders from:
Net investment income	(0.33)	(0.36)	(0.38)	(0.49)	(0.58)
Net realized gains	—	—	—	—	(0.01)

Total distributions to shareholders	(0.33)	(0.36)	(0.38)	(0.49)	(0.59)

Net asset value, end of period	$8.97	$8.54	$7.94	$8.97	$9.70

Total return	8.95%	12.19%	(6.55% )	(2.59% )	2.41%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.85%	1.90%	1.90%	1.85%	1.83%

Net expenses after fees waived or expenses reimbursed(b)	1.83%	1.84%	1.77%	1.82%	1.79%

Net investment income	3.86%	4.02%	5.08%	5.52%	5.89%

Supplemental data
Net assets, end of period (in thousands)	$11,337	$9,928	$13,753	$23,137	$48,128

Portfolio turnover	69%	68%	84%	43%	91%

See accompanying Notes to Financial Highlights.

24p  COLUMBIA FLOATING RATE FUND — 2011 PROSPECTUS

	Year ended July 31,
	2011	2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$8.54	$7.93	$8.97	$9.70	$10.05

Income from investment operations:
Net investment income	0.34	0.34	0.37	0.50	0.59
Net realized and unrealized gain (loss) on investments	0.41	0.63	(1.03)	(0.74)	(0.35)

Total from investment operations	0.75	0.97	(0.66)	(0.24)	0.24

Less distributions to shareholders from:
Net investment income	(0.33)	(0.36)	(0.38)	(0.49)	(0.58)
Net realized gains	—	—	—	—	(0.01)

Total distributions to shareholders	(0.33)	(0.36)	(0.38)	(0.49)	(0.59)

Net asset value, end of period	$8.96	$8.54	$7.93	$8.97	$9.70

Total return	8.84%	12.34%	(6.65% )	(2.58% )	2.40%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.85%	1.89%	1.89%	1.85%	1.82%

Net expenses after fees waived or expenses reimbursed(b)	1.83%	1.83%	1.76%	1.81%	1.78%

Net investment income	3.83%	4.01%	5.05%	5.39%	5.85%

Supplemental data
Net assets, end of period (in thousands)	$52,578	$21,210	$15,721	$19,696	$23,743

Portfolio turnover	69%	68%	84%	43%	91%

See accompanying Notes to Financial Highlights.

COLUMBIA FLOATING RATE FUND — 2011 PROSPECTUS  25p

	Year ended July 31,
	2011	2010	2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$8.54	$7.93	$8.96	$9.70	$10.05

Income from investment operations:
Net investment income	0.44	0.43	0.45	0.59	0.70
Net realized and unrealized gain (loss) on investments	0.41	0.63	(1.02)	(0.74)	(0.35)

Total from investment operations	0.85	1.06	(0.57)	(0.15)	0.35

Less distributions to shareholders from:
Net investment income	(0.43)	(0.45)	(0.46)	(0.59)	(0.69)
Net realized gains	—	—	—	—	(0.01)

Total distributions to shareholders	(0.43)	(0.45)	(0.46)	(0.59)	(0.70)

Net asset value, end of period	$8.96	$8.54	$7.93	$8.96	$9.70

Total return	10.02%	13.55%	(5.55% )	(1.65% )	3.51%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.77%	0.79%	0.78%	0.76%	0.75%

Net expenses after fees waived or expenses reimbursed(b)	0.74%	0.75%	0.70%	0.76%	0.71%

Net investment income	5.00%	5.15%	6.18%	6.40%	6.98%

Supplemental data
Net assets, end of period (in thousands)	$82,844	$101,982	$112,681	$184,940	$186,030

Portfolio turnover	69%	68%	84%	43%	91%

See accompanying Notes to Financial Highlights.

26p  COLUMBIA FLOATING RATE FUND — 2011 PROSPECTUS

	Year ended
	July 31,
	2011(c)
Class R
Per share data
Net asset value, beginning of period	$8.64

Income from investment operations:
Net investment income	0.32
Net realized and unrealized gain on investments	0.32

Total from investment operations	0.64

Less distributions to shareholders from:
Net investment income	(0.31)

Net asset value, end of period	$8.97

Total return	7.47%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.33%	(d)

Net expenses after fees waived or expenses reimbursed(b)	1.33%	(d)

Net investment income	4.23%	(d)

Supplemental data
Net assets, end of period (in thousands)	$96

Portfolio turnover	69%

See accompanying Notes to Financial Highlights.

COLUMBIA FLOATING RATE FUND — 2011 PROSPECTUS  27p

	Year ended July 31,
	2011	2010	2009	2008	2007
Class R4
Per share data
Net asset value, beginning of period	$8.56	$7.95	$8.99	$9.70	$10.05

Income from investment operations:
Net investment income	0.42	0.40	0.44	0.61	0.67
Net realized and unrealized gain (loss) on investments	0.40	0.63	(1.03)	(0.73)	(0.33)

Total from investment operations	0.82	1.03	(0.59)	(0.12)	0.34

Less distributions to shareholders from:
Net investment income	(0.41)	(0.42)	(0.45)	(0.59)	(0.68)
Net realized gains	—	—	—	—	(0.01)

Total distributions to shareholders	(0.41)	(0.42)	(0.45)	(0.59)	(0.69)

Net asset value, end of period	$8.97	$8.56	$7.95	$8.99	$9.70

Total return	9.62%	13.19%	(5.71% )	(1.41% )	3.33%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.07%	1.09%	1.07%	1.05%	1.02%

Net expenses after fees waived or expenses reimbursed(b)	1.04%	1.05%	0.81%	0.69%	0.90%

Net investment income	4.67%	4.75%	5.96%	6.54%	6.79%

Supplemental data
Net assets, end of period (in thousands)	$137	$178	$113	$184	$294

Portfolio turnover	69%	68%	84%	43%	91%

See accompanying Notes to Financial Highlights.

28p  COLUMBIA FLOATING RATE FUND — 2011 PROSPECTUS

	Year ended July 31,
	2011	2010	2009	2008(e)
Class R5
Per share data
Net asset value, beginning of period	$8.56	$7.95	$8.98	$8.99

Income from investment operations:
Net investment income	0.44	0.43	0.45	0.01
Net realized and unrealized gain (loss) on investments	0.41	0.62	(1.03)	(0.01)

Total from investment operations	0.85	1.05	(0.58)	—

Less distributions to shareholders from:
Net investment income	(0.42)	(0.44)	(0.45)	(0.01)

Net asset value, end of period	$8.99	$8.56	$7.95	$8.98

Total return	9.98%	13.47%	(5.57% )	(0.04%	)

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.81%	0.87%	0.85%	0.75%	(d)

Net expenses after fees waived or expenses reimbursed(b)	0.79%	0.80%	0.75%	0.75%	(d)

Net investment income	4.94%	5.10%	6.11%	4.59%	(d)

Supplemental data
Net assets, end of period (in thousands)	$5	$5	$4	$5

Portfolio turnover	69%	68%	84%	43%

See accompanying Notes to Financial Highlights.

COLUMBIA FLOATING RATE FUND — 2011 PROSPECTUS  29p

	Year ended July 31,
	2011	2010	2009	2008	2007(f)
Class W
Per share data
Net asset value, beginning of period	$8.54	$7.93	$8.97	$9.70	$10.06

Income from investment operations:
Net investment income	0.41	0.39	0.42	0.56	0.44
Net realized and unrealized gain on investments	0.41	0.63	(1.03)	(0.74)	(0.37)

Total from investment operations	0.82	1.02	(0.61)	(0.18)	0.07

Less distributions to shareholders from:
Net investment income	(0.40)	(0.41)	(0.43)	(0.55)	(0.42)
Net realized gains	—	—	—	—	(0.01)

Total distributions to shareholders	(0.40)	(0.41)	(0.43)	(0.55)	(0.43)

Net asset value, end of period	$8.96	$8.54	$7.93	$8.97	$9.70

Total return	9.65%	13.05%	(6.07% )	(1.97% )	0.77%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.11%	1.26%	1.23%	1.20%	1.19% (d)

Net expenses after fees waived or expenses reimbursed(b)	1.09%	1.20%	1.14%	1.20%	1.15% (d)

Net investment income	4.63%	4.70%	5.71%	6.00%	6.60% (d)

Supplemental data
Net assets, end of period (in thousands)	$4	$4	$4	$4	$5

Portfolio turnover	69%	68%	84%	43%	91%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(c)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(d)	Annualized.

(e)	For the period from July 24, 2008 to July 31, 2008. On July 24, 2008, the Investment Manager purchased 556 shares at $8.99 per share, which represented the initial capital in Class R5.

(f)	For the period from December 1, 2006 (commencement of operations) to July 31, 2007.

Information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Bond Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

30p  COLUMBIA FLOATING RATE FUND — 2011 PROSPECTUS

Choosing a Share Class

The Funds

The Columbia and Columbia Acorn Funds share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling agent (as defined below) should consider the combined market value of all Columbia and Columbia Acorn Funds owned by the investor or his/her “immediate family.” For details on this particular policy, see Choosing a Share Class — Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions.

Funds and portfolios that bore the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. For a list of Legacy Columbia Funds, see Appendix E to the Fund’s SAI. The funds that historically bore the RiverSource brand, including those renamed to bear the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. For a list of Legacy RiverSource Funds, see Appendix F to the Fund’s SAI. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds.

The Funds’ primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

FUNDamentalstm

Fund Share Classes

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus.

Funds Contact Information

Additional information about the Funds can be obtained at columbiamanagement.com*, by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.1

Comparison of Share Classes

Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDamentalstm

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

S.2

		Investment	Conversion
	Eligible Investors and Minimum Initial Investments(a)	Limits	Features

Class A*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	none	none

Class B*	Closed to new investors(h)	up to $49,999	Converts to Class A shares generally eight years after purchase.(i)

Class C*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	up to $999,999; no limit for eligible employee benefit plans.(j)	none

Class I*	Available only to other Funds (i.e., fund-of-fund investments)	none	none

Class R*	Available only to eligible retirement plans and health savings accounts; no minimum initial investment	none	none

Class R3*	Class R3 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none

Class R4*	Class R4 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none

Class R5*	Class R5 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, health savings accounts and, if approved by the Distributor, institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments(l)	none	none

Class T	Available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)	none	none

S.3

		Investment	Conversion
	Eligible Investors and Minimum Initial Investments(a)	Limits	Features

Class W*	Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs	none	none

Class Y*	Available to certain categories of investors which are subject to minimum initial investment requirements; currently offered only to former shareholders of the former Columbia Funds Institutional Trust(o)	none	none

Class Z*	Available only to certain eligible investors, which are subject to different minimum initial investment requirements, ranging from $0 to $2,000	none	none

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)

Class A*	5.75% maximum, declining to 0% on investments of $1 million or more None for money market Funds and certain other Funds(f)	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(g)

Class B*	none	5.00% maximum, gradually declining to 0% after six years(i)

Class C*	none	1.00% on certain investments redeemed within one year of purchase

Class I*	none	none

Class R*	none	none

Class R3*	none	none

Class R4*	none	none

Class R5*	none	none

Class T	5.75% maximum, declining to 0% on investments of $1 million or more	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(n)

Class W*	none	none

S.4

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)

Class Y*	none	none

Class Z*	none	none

Non 12b-1
	Maximum Distribution and Service (12b-1) Fees(c)	Service Fees(d)

Class A*	Legacy Columbia Funds: distribution fee up to 0.25% and service fee up to 0.25%; Legacy RiverSource Funds: 0.25% distribution and service fees, except Columbia Money Market Fund, which pays 0.10%	none

Class B*	0.75% distribution fee and 0.25% service fee, with certain exceptions.	none

Class C*	0.75% distribution fee; 0.25% service fee	none

Class I*	none	none

Class R*	Legacy Columbia Funds: 0.50% distribution fee; Legacy RiverSource Funds: 0.50% fee, of which service fee may be up to 0.25%	none

Class R3*	0.25% distribution fee	0.25%(k)

Class R4*	none	0.25%(k)

Class R5*	none	none

Class T	none	up to 0.50%(m)

Class W*	0.25% distribution and service fees, with certain exceptions	none

Class Y*	none	none

Class Z*	none	none

*	For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a)	See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b)	Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
(c)	These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia Funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up

S.5

to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For more information on these voluntary waivers, see Choosing a Share Class — Distribution and Service Fees. Compensation paid to selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.
(d)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees and Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.
(e)	The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders.
(f)	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund.
(g)	There is no CDSC on Class A shares of money market Funds or the Funds identified in footnote (f) above. Shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur, for Legacy Columbia Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within one year of purchase and for Legacy RiverSource Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within 18 months of purchase.
(h)	The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling agent may have different policies, including automatically redirecting the purchase order to a money market Fund. See Choosing a Share Class — Class A Shares — Front-end Sales Charge for additional information about Class A shares.
(i)	Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Class B Shares — Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.
(j)	There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees.
(l)	Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of such share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares.
(m)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.
(n)	Class T shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.

S.6

(o)	Class Y shares are available only to the following categories of investors: (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling agent). Sales charges vary depending on the amount of your purchase.

S.7

FUNDamentalstm

Front-End Sales Charge Calculation

The following table presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund in the table below) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund).

S.8

Class A Shares — Front-End Sales Charge — Breakpoint Schedule

			Sales	Amount
		Sales	charge	retained by
		charge	as a	or paid to
		as a	% of the	selling
		% of the	net	agents as a
	Dollar amount of	offering	amount	% of the
Breakpoint Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

	$0—$49,999	5.75%	6.10%	5.00%

Equity Funds,	$50,000—$99,999	4.50%	4.71%	3.75%

Columbia Absolute Return Enhanced Multi-Strategy Fund and	$100,000—$249,999	3.50%	3.63%	3.00%

Funds-of-Funds (equity)*	$250,000—$499,999	2.50%	2.56%	2.15%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

	$0—$49,999	4.75%	4.99%	4.00%

	$50,000—$99,999	4.25%	4.44%	3.50%

Fixed Income Funds (except those listed below)	$100,000—$249,999	3.50%	3.63%	3.00%

and Funds-of-Funds (fixed income)*	$250,000—$499,999	2.50%	2.56%	2.15%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%

Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%

Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%

Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%

Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia California Intermediate Municipal Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%

Columbia Connecticut Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%

Columbia Georgia Intermediate Municipal Bond Fund,	$250,000—$499,999	2.00%	2.04%	1.75%

Columbia Intermediate Bond Fund,	$500,000—$999,999	1.50%	1.53%	1.25%

Columbia Intermediate Municipal Bond Fund,	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia LifeGoal® Income Portfolio,

Columbia Maryland Intermediate Municipal Bond Fund,

Columbia Massachusetts Intermediate Municipal Bond Fund,

Columbia New York Intermediate Municipal Bond Fund,

Columbia North Carolina Intermediate Municipal Bond Fund,

Columbia Oregon Intermediate Municipal Bond Fund,

Columbia South Carolina Intermediate Municipal Bond Fund

and Columbia Virginia Intermediate Municipal Bond Fund

S.9

			Sales	Amount
		Sales	charge	retained by
		charge	as a	or paid to
		as a	% of the	selling
		% of the	net	agents as a
	Dollar amount of	offering	amount	% of the
Breakpoint Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%

Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%

	$250,000—$999,999	0.50%	0.50%	0.40%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)(d)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes — Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund. “Funds-of-Funds (fixed income)” includes — Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund is treated as an equity Fund for purposes of the table.
(a)	Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A shares of a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•	If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•	If you purchased shares of a Legacy Columbia Fund on or before September 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within one year of purchase. If you purchased shares of a Legacy RiverSource Fund on or before Sept. 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within 18 months of purchase.

•	If you purchased shares of any Fund after September 3, 2010, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

S.10

•	Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentalstm

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is generally the first day of the month in which your purchase was made. However, for Class B shares of Legacy RiverSource Funds (other than former Seligman Funds) purchased before May 21, 2005, the start of the holding period is the first day of the calendar year in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

S.11

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$1 million—$2,999,999	1.00%**
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.
**	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail below under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares Closed.

You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

The CDSC on Class B shares generally declines each year until there is no sales charge for selling shares.

S.12

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*

		Columbia California Intermediate Municipal Bond Fund,
		Columbia Georgia Intermediate Municipal Bond Fund,
		Columbia Connecticut Intermediate Municipal Bond Fund,
		Columbia Intermediate Bond Fund, Columbia Intermediate
		Municipal Bond Fund, Columbia LifeGoal® Income Portfolio,
		Columbia Maryland Intermediate Municipal Bond Fund,
		Columbia Massachusetts Intermediate Municipal Bond
		Fund, Columbia New York Intermediate Municipal Bond Fund,
		Columbia North Carolina Intermediate Municipal Bond Fund,
Number of		Columbia Oregon Intermediate Municipal Bond Fund, Columbia
Years Class B	All Funds except those	Short Term Bond Fund, Columbia South Carolina Intermediate
Shares Held	listed to the right	Municipal Bond Fund and Columbia Virginia Intermediate Municipal Bond Fund

One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

S.13

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class B Shares — Conversion to Class A Shares

Class B shares purchased in a Legacy Columbia Fund at any time, a Legacy RiverSource Fund (other than a former Seligman fund) at any time, or a former Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a former Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource Fund (other than a former Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy RiverSource Fund on or after May 21, 2005, any Legacy Columbia Fund and any former Seligman fund begin to age as of the first day of the month in which the purchase was made. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on October 31, 2005 under monthly aging.

The following rules apply to the conversion of Class B shares to Class A shares:

•	Class B shares are converted on or about the 15th day of the month that they become eligible for conversion.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•	You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

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Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after one year.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. For more information, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund’s distribution and/or service plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

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The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

Class T Shares — Front-End Sales Charge — Breakpoint Schedule

		Sales charge	Sales charge	Amount retained
		as a %	as a %	by or paid to
		of the	of the	selling agents
Breakpoint	Dollar amount of	offering	net amount	as a % of the
Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

	$0—$49,999	5.75%	6.10%	5.00%

	$50,000—$99,999	4.50%	4.71%	3.75%

Equity Funds	$100,000—$249,999	3.50%	3.63%	2.75%

	$250,000—$499,999	2.50%	2.56%	2.00%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

	$0—$49,999	4.75%	4.99%	4.25%

	$50,000—$99,999	4.50%	4.71%	3.75%

Fixed-Income Funds	$100,000—$249,999	3.50%	3.63%	2.75%

	$250,000—$499,999	2.50%	2.56%	2.00%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•	If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•	Shareholders who purchased Class T shares of a Fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

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•	Shareholders who purchased Class T shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•	Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

In certain circumstances, the CDSC may not apply. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$1 million—$2,999,999	1.00%*
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

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First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

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You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentalstm

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a Class A shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above:

•	Individual or joint accounts;

•	Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

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•	Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

•	Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class T, Class W and/or Class Z shares of the Funds.

The following accounts are not eligible for account value aggregation as described above:

•	Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

•	Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

•	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

•	Charitable and irrevocable trust accounts; and

•	Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

Front-End Sales Charge Waivers

The following categories of investors may buy Class A and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

•	Registered representatives and other employees of affiliated or unaffiliated selling agent having a selling agreement with the Distributor(1);

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the Funds(1);

•	Partners and employees of outside legal counsel to the Funds or the Funds’ directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

•	Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

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•	Purchases made:

•	With dividend or capital gain distributions from a Fund or from the same class of another Fund;

•	Through or under a wrap fee product or other investment product sponsored by a selling agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

(1)	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

•	Through banks, trust companies and thrift institutions, acting as fiduciaries;

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•	Purchases made through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

•	At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC — Waivers of the CDSC for Class A, Class C and Class T shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

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•	for which no sales commission or transaction fee was paid to an authorized selling agent at the time of purchase;

•	purchased through reinvestment of dividend and capital gain distributions;

•	in an account that has been closed because it falls below the minimum account balance;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling agent returns the applicable portion of any commission paid by the Distributor;

•	of Class A shares of a Fund initially purchased by an employee benefit plan;

•	other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies);

•	at a Fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

•	by certain other investors as set forth in more detail in the SAI.

CDSC — Waivers of the CDSC for Class B shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and

•	by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.

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Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of the Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling shares of the Fund and providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

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The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution	Service	Combined
	Fee	Fee	Total

Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	none	none	none
Class R (Legacy Columbia Funds)	0.50%	—(e)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(e)
Class R3	0.25%	0.25%(f)	0.50%(f)
Class R4	none	0.25%(f)	0.25%(f)
Class R5	none	none	none
Class T	none	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	none	none	none
Class Z	none	none	none

(a)	As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

	Maximum	Maximum	Maximum
	Class A	Class A	Class A
Funds	Distribution Fee	Service Fee	Combined Total

Legacy RiverSource Funds (other than Columbia Money Market Fund)	Up to 0.25%	Up to 0.25%	0.25%

Columbia Money Market Fund	—	—	0.10%

Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Intermediate Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares

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	Maximum	Maximum	Maximum
	Class A	Class A	Class A
Funds	Distribution Fee	Service Fee	Combined Total

Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia Energy and Natural Resources Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia Small Cap Value Fund I, Columbia Strategic Investor Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia New York Tax-Exempt Fund, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund and Columbia Value and Restructuring Fund	—	0.25%	0.25%

Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%

Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia High Income Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Masters International Equity Portfolio, Columbia Small Cap Value Fund II, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Overseas Value Fund	—	—	0.25%; these Funds pay a combined distribution and service fee pursuant to their combined distribution and shareholder servicing plan for Class A shares

(b)	The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below.
Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c)	Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution

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fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.
(d)	The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Corporate Income Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e)	Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f)	The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g)	The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

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For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares and for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their selling agents with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

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Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Class R3 and Class R4 Shares Plan Administration Fee

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

Selling Agent Compensation

The Distributor and the investment manager make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers.

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The Distributor, the Transfer Agent and the investment manager may also make payments to selling agents, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn Funds) is 0.20% of the average aggregate value of the Fund’s shares maintained in each such account for selling agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor’s and the investment manager’s own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

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Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of shares of the Fund at the end of each business day.

FUNDamentalstm

NAV Calculation

Each of the Fund’s share classes calculates its NAV per share as follows:

(Value of assets of the share class)
NAV	=	− (Liabilities of the share class)

Number of outstanding shares of the class

FUNDamentalstm

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

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If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earning announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

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Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the Fund’s NAV per share on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

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Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

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Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

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Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy — Broker/Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

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Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. For more information see Buying, Selling and Exchanging Shares — Excessive Trading Practices.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

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These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

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•	interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

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Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

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Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account.

Accounts established directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

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Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares Closed

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

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Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•	Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share Class — Class A Shares — Front-end Sales Charges. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are currently only available to the Funds (i.e., fund-of-fund investments).

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Class R Shares

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R3, Class R4 and Class R5 Shares

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class R3, Class R4 or Class R5 shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

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Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and Class R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

Class T Shares Closed

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

Class W Shares

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Class Y shares are available only to the following categories of eligible investors:

•	Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

•	Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

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Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under “Minimum Investments — Additional Investments and Account Balance — Class Z Shares Minimum Investments”

Additional Eligible Investors

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

Minimum Initial Investments and Account Balance

The table below shows the Fund’s minimum initial investment and minimum account balance requirements, which may vary by Fund, class and type of account. The first table relates to accounts other than accounts utilizing a systematic investment plan. The second table relates to investments through a systematic investment plan.

Minimum Investment and Account Balance (Not Applicable to Systematic Investment Plans)

	Minimum	Minimum
	Initial	Account
	investment	balance

For all Funds and classes except those listed below (non-qualified accounts)	$2,000(a)	$250(b)

For all Funds and classes except those listed below (Individual Retirement Accounts)	$1,000	none

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000	$5,000

Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500

Class I, Class R, Class R3, Class R4	none	none

Class R5	variable(c)	none

Class W	$500	$500

Class Y	variable(d)	$250

Class Z	variable(a)(e)	$250(b)

(a)	If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.

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(b)	If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.
(c)	The minimum initial investment amount for Class R5 shares varies depending on eligibility. See Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares above.
(d)	The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class Y Shares.
(e)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. The table below shows the minimum initial investments and minimum account balance for investment through a Systematic Investment Plan:

Minimum Investment and Account Balance — Systematic Investment Plans

	Minimum	Minimum
	Initial	Account
	investment	balance*

For all Funds and classes except those listed below (non-qualified accounts)	$100*(a)	none*(b)

For all Funds and classes except those listed below (Individual Retirement Accounts)	$100*(b)	none

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund, Columbia Global Extended Alpha Fund	$10,000	$5,000

Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500

Class I, Class R, Class R3, Class R4	none	none

Class W	$500	$500

Class Z	variable(c)	none

*	If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly.
(a)	money market Funds — $2,000.
(b)	money market Funds — $1,000.
(c)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

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Class Z Shares Minimum Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•	Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•	Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•	Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held

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Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•	Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•	Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•	Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

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Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed for restrictions applicable to Class B shares.

Wire Purchases

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Other Purchase Rules You Should Know

•	Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•	You buy Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

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•	The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, Class R3, Class R4 and Class R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

Wire Redemptions

You may request that your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

Electronic Funds Transfer

You may sell Class A, Class B, Class C, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

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Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Check Redemption Service

Class A shares and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•	Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any

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applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•	If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•	If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•	If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•	The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

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Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in good form.

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•	The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•	You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

•	If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

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•	A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•	If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•	If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

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You may exchange or sell shares by having your selling agent process your transaction. If you maintain your account directly with your selling agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling agents to learn more about the details of the Class Z shares exchange privilege.

Ways to Request a Sale or Exchange of Shares

Account established with your selling agent

You can exchange or sell Fund shares by having your financial advisor or selling agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•	A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentalsTM

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

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The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

S.57

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•	The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•	Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•	From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•	For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates. described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•	For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

S.58

•	Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•	Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•	If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

S.59

•	For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•	For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•	A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•	The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

S.60

FUNDamentalsTM

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Additional Services and Compensation

In addition to acting as the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other

S.61

Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

S.62

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the investment manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The investment manager and its affiliates receive fees from affiliated funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.63

Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

S-6501-99 H (9/11)

Prospectus

Columbia Floating Rate Fund

Prospectus September 29, 2011

Columbia Floating Rate Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, preservation of capital.

Class	Ticker Symbol

Class Z	CFRZX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 Not FDIC Insured - May Lose Value - No Bank Guarantee

Summary of the Fund
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	4p
Principal Risks of Investing in the Fund	5p
Past Performance	7p
Fund Management	9p
Buying and Selling Shares	9p
Tax Information	10p
Financial Intermediary Compensation	10p
More Information About the Fund	11p
Investment Objective	11p
Principal Investment Strategies of the Fund	11p
Principal Risks of Investing in the Fund	12p
More About Annual Fund Operating Expenses	16p
Other Investment Strategies and Risks	17p
Fund Management and Compensation	20p
Financial Highlights	23p
Choosing a Share Class	S.1
Comparison of Share Classes	S.2
Sales Charges and Commissions	S.7
Reductions/Waivers of Sales Charges	S.17
Distribution and Service Fees	S.23
Selling Agent Compensation	S.28
Buying, Selling and Exchanging Shares	S.30
Share Price Determination	S.30
Transaction Rules and Policies	S.31
Opening an Account and Placing Orders	S.39
Buying Shares	S.41
Selling Shares	S.50
Exchanging Shares	S.52
Distributions and Taxes	S.56
Additional Services and Compensation	S.61
Additional Management Information	S.61

2p  COLUMBIA FLOATING RATE FUND — 2011 CLASS Z PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Floating Rate Fund (the Fund) seeks to provide shareholders with a high level of current income and, as a secondary objective, preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	None

Annual Fund Operating Expenses(a)
(expenses that you pay each year as a percentage of the value of your investment)

Class Z
Management fees	0.58%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.24%
Total annual fund operating expenses	0.82%

(a)	Expense ratios have been adjusted to reflect current fees.

COLUMBIA FLOATING RATE FUND — 2011 CLASS Z PROSPECTUS  3p

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Class Z	$84	$262	$456	$1,018

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in floating rate loans and other floating rate debt securities. These debt obligations will generally be rated non-investment grade by recognized rating agencies (similar to “junk bonds”) or, if unrated, be considered by the investment manager, Columbia Management Investment Advisers, LLC, to be of comparable quality. Up to 25% of the Fund’s net assets may be invested in foreign investments. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

Floating rate loans are debt obligations of companies and other similar entities that have interest rates that adjust or “float” periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate (such as LIBOR (London Interbank Offered Rate)) plus a premium). Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. The Fund may acquire loans directly through the agent or from another holder of the loan by assignment. They are generally valued on a daily basis by independent pricing services.

4p  COLUMBIA FLOATING RATE FUND — 2011 CLASS Z PROSPECTUS

The Fund normally invests in senior secured floating rate loans. Senior secured floating rate loans ordinarily are secured by specific collateral or assets of the borrower so that holders of the loans will have a claim on those assets senior to the claim of certain other parties in the event of default or bankruptcy by the borrower. These loans usually are senior in rank to other securities issued by the borrower (such as common stock or other debt instruments). The proceeds of the loan primarily are used by the borrower to finance leveraged buy-outs, recapitalizations, dividends to sponsors, mergers and acquisitions, and, to a lesser extent, to finance internal growth or for other corporate purposes. Senior floating rate loans held by the Fund will generally have final maturities of nine years or less.

To the extent the Fund invests in derivatives securities, the Fund may count the value of derivative securities with floating rate loan characteristics towards its 80% policy.

The investment manager may also invest in other securities, including investment grade fixed income debt obligations, non-investment grade fixed income debt obligations and certain money market instruments. For purposes of the 80% policy, money market holdings with a remaining maturity of less than 60 days will be deemed floating rate assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Confidential Information Access Risk. The investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans (including from the issuer itself) being considered for acquisition by the Fund, or held in the Fund. The investment manager’s decision not to receive Confidential Information may disadvantage the Fund.

Counterparty Risk. Counterparty risk is the risk that the Fund’s counterparty becomes bankrupt or otherwise fails to perform its obligations, including making payments to the Fund, and the Fund may obtain no or only limited recovery of its investments, and any recovery may be significantly delayed.

COLUMBIA FLOATING RATE FUND — 2011 CLASS Z PROSPECTUS  5p

Credit Risk. Credit risk is the risk that loans or other securities in the Fund’s portfolio may or will decline in price or fail to pay interest or repay principal when due because the borrower of the loan or the issuer of the security will default or otherwise become unable or unwilling to honor its financial obligations, including as a result of bankruptcy. Bankruptcies may cause a delay to the Fund in acting on the collateral securing a loan, which may adversely affect the Fund. Further, there is risk that a court could take action adverse to the holders of a loan. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. Lower quality or unrated loans or securities held by the Fund may present increased credit risk.

Highly Leveraged Transactions Risk. The loans and other securities in which the Fund invests may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

High-Yield Securities Risk. The Fund’s investment in below-investment grade loans or other fixed-income securities (i.e., high-yield or junk) exposes the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade loans or other similarly rated debt securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Impairment of Collateral Risk. The value of any collateral securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Floating rate loans may decline in value.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. When interest rates rise, prices of fixed-income securities generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations. Securities with floating interest rates may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s net asset value.

6p  COLUMBIA FLOATING RATE FUND — 2011 CLASS Z PROSPECTUS

Liquidity Risk. Floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Securities may trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance.

Market Risk. The market value of floating rate loans and other investments may fall or fail to rise. Market risk may affect a borrower, a single issuer, sector of the economy, industry, or the market as a whole. The market value of floating rate loans and other investments may fluctuate, sometimes rapidly and unpredictably.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Risks of Foreign Investing. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund’s portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

PAST PERFORMANCE

Class Z shares have not been in existence for one full calendar year as of the date of this prospectus and therefore performance information for this share class is not shown. The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, for the Fund’s Class A shares (which are not offered under this prospectus), respectively:

•	how the Fund’s Class A performance has varied for each full calendar year shown on the bar chart; and

•	how the Fund’s Class A average annual total returns compare to recognized measures of market performance shown on the table.

The sales charge for Class A shares is not reflected in the bar chart or the table. Class Z shares are not subject to a sales charge. If the Class A sales charge was reflected, returns would be lower than those shown.

COLUMBIA FLOATING RATE FUND — 2011 CLASS Z PROSPECTUS  7p

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

After-tax returns are shown for Class A shares. After-tax returns for Class Z shares will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

CLASS A* ANNUAL TOTAL RETURNS (WITHOUT SALES CHARGE)

50% 40% 30% 20% 10% 0% -10% -20% -30% -40% +1.43% -30.44% +42.26% +11.20% 2007 2008 2009 2010

(calendar year)

During the periods shown:

•	Highest return for a calendar quarter was +16.99% (quarter ended June 30, 2009).

•	Lowest return for a calendar quarter was -24.18% (quarter ended December 31, 2008).

•	Class A year-to-date return was +2.68% at June 30, 2011.

8p  COLUMBIA FLOATING RATE FUND — 2011 CLASS Z PROSPECTUS

Average Annual Total Returns (without sales charge)

Class A Since
inception
(for periods ended December 31, 2010)	1 year	(2/16/06)

Columbia Floating Rate Fund:
Class A* — before taxes	+11.20%	+3.57%
Class A* — after taxes on distributions	+9.34%	+1.48%
Class A* — after taxes on distributions and redemption of fund shares	+7.23%	+1.78%
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	+9.98%	+4.40%

*	The returns shown are for Class A shares without the applicable front-end sales charge. Class Z shares, which are sold without a sales charge, would have substantially similar annual returns as Class A shares because the classes of shares invest in the same portfolio of securities and would differ only to the extent that the classes do not have the same expenses. Class A share returns have not been adjusted to reflect differences in class-related expenses. If differences in class-related expenses were reflected (i.e., if expenses of Class Z shares were reflected in the Class A share returns), the returns shown for Class A shares for all periods would be higher.

Fund performance information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Bond Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Lynn A. Hopton	Portfolio Manager	2006
Yvonne E. Stevens	Portfolio Manager	2006
Steven B. Staver	Portfolio Manager	2008

BUYING AND SELLING SHARES

The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor.

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp.,
P.O. Box 8081, Boston, MA 02266-8081

COLUMBIA FLOATING RATE FUND — 2011 CLASS Z PROSPECTUS  9p

Express Mail: Columbia Management Investment Services Corp.,
30 Dan Road, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

10p  COLUMBIA FLOATING RATE FUND — 2011 CLASS Z PROSPECTUS

More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Floating Rate Fund (the Fund) seeks to provide shareholders with a high level of current income and, as a secondary objective, preservation of capital. Because any investment involves risk, there is no assurance these objectives can be achieved. Only shareholders can change the Fund’s objectives.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in floating rate loans and other floating rate debt securities. These debt obligations will generally be rated non-investment grade by recognized rating agencies (similar to “junk bonds”) or, if unrated, be considered by Columbia Management Investment Advisers, LLC (the investment manager) to be of comparable quality. Up to 25% of the Fund’s net assets may be invested in foreign investments. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

Floating rate loans are debt obligations of companies and other similar entities that have interest rates that adjust or “float” periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate (such as LIBOR (London Interbank Offered Rate)) plus a premium). Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. The Fund may acquire loans directly through the agent or from another holder of the loan by assignment. They are generally valued on a daily basis by independent pricing services.

The Fund normally invests in senior secured floating rate loans. Senior secured floating rate loans ordinarily are secured by specific collateral or assets of the borrower so that holders of the loans will have a claim on those assets senior to the claim of certain other parties in the event of default or bankruptcy by the borrower. These loans usually are senior in rank to other securities issued by the borrower (such as common stock or other debt instruments). The proceeds of the loan primarily are used by the borrower to finance leveraged buy-outs, recapitalizations, dividends to sponsors, mergers and acquisitions, and, to a lesser extent, to finance internal growth or for other corporate purposes. Senior floating rate loans held by the Fund will generally have final maturities of nine years or less.

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In pursuit of the Fund’s objective, the investment manager identifies loans for potential investment by conducting extensive credit analysis which typically includes an analysis of the collateral value supporting such loan, the liquidity profile of the borrower, an analysis of the borrower’s capital structure, a competitive analysis of the borrower and its industry, an evaluation of the management team’s capabilities, a review of the legal documentation supporting such loan, including an analysis of the covenants and the rights and remedies of the lender, and the Fund’s relative concentration by industry. Additionally, the investment manager considers its interest rate outlook, the interest rate (and floating rate formula) to be paid on the investment, the portfolio’s exposure to a particular sector, and the relative value of the loan within the sector, among other factors. Once a loan is in the portfolio, it is continually monitored. Generally, a decision to hold or sell a loan is made based on the investment manager’s analysis of the relative value of other opportunities for investment, the borrower’s risk profile, and expected recovery values versus the current market value of the holding.

To the extent the Fund invests in derivative instruments, the Fund may count the value of derivative securities with floating rate loan characteristics towards its 80% policy.

The investment manager may also invest in other securities, including investment grade fixed income debt obligations, non-investment grade fixed income debt obligations and certain money market instruments. For purposes of the 80% policy, money market holdings with a remaining maturity of less than 60 days will be deemed floating rate assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

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Confidential Information Access Risk. In managing the Fund, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the Fund, or held in the Fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. The investment manager’s decision not to receive Confidential Information from these issuers may disadvantage the Fund as compared to other floating rate loan investors, and may adversely affect the price the Fund pays for the loans it purchases, or the price at which the Fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager’s ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager’s decision under normal circumstances not to receive Confidential Information could adversely affect the Fund’s performance.

Counterparty Risk. The Fund is subject to the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle held by the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

Credit Risk. Credit risk is the risk that the borrower of a loan or the issuer of another debt security may or will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments to the Fund. Rating agencies assign credit ratings to certain loans and other fixed-income securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the credit rating of the borrower or the issuer or other news affects the market’s perception of the credit risk of the borrower or the issuer. If the issuer of a loan declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral securing the loan, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a floating rate loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. If the Fund purchases unrated loans or other debt securities, or if the rating of a loan or security is reduced after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Non-investment grade loans or

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securities (commonly called “high-yield” or “junk”) have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it.

Highly Leveraged Transactions Risk. The loans or other securities in which the Fund invests may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The Fund’s investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the Fund’s portfolio managers upon their credit analysis to be a suitable investment for the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

High-Yield Securities Risk. Non-investment grade loans or other fixed-income securities, commonly called “high-yield “or “junk,” may react more to perceived changes in the ability of the borrower or issuing entity to pay interest and repay principal when due than to changes in interest rates. Non-investment grade loans or other debt securities have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Impairment of Collateral Risk. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

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Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed-income securities: when interest rates rise, the prices generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s net asset value.

Liquidity Risk. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans also may trade infrequently on the secondary market. The value of the loan to the Fund may be impaired in the event that the Fund needs to liquidate such loans. Securities in which the Fund invests may be traded in the over-the-counter market rather than on an organized exchange and therefore may be more difficult to purchase or sell at a fair price. The inability to purchase or sell floating rate loans and other debt securities at a fair price may have a negative impact on the Fund’s performance.

Market Risk. The market value of floating rate loans and other investments may fall or fail to rise. Market risk may affect a borrower, a single issuer, sector of the economy, industry, or the market as a whole. The market value of floating rate loans and other investments may fluctuate, sometimes rapidly and unpredictably.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

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Risks of Foreign Investing. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the risks associated with political, economic, social and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the risks associated with the process of clearing and settling trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, “Fees and Expenses of the Fund” that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund’s average net assets as of a different period or a different point in time, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse)

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expenses is expected to limit the impact of any increase in the Fund’s operating expenses that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The investment manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through September 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.87% for Class Z.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF’s share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

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Additionally, the Fund may use derivatives such as futures, options, forward contracts, and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments will typically increase the Fund’s exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the portfolio managers would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Even though the Fund’s policies permit the use of derivatives, the portfolio managers are not required to use derivatives.

For more information on strategies and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s SAI. For more information on the Fund’s holdings, see its annual and semiannual reports.

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Investing Defensively. The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions including, for example, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent securities trades, which could result in increased trading expenses and taxes, and decreased performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to approved broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s floating rate loans and securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. Funds that invest primarily in floating rate loans and fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

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Portfolio Turnover. Trading of floating rate loans and securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund’s performance. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Financial Highlights.”

Directed Brokerage. The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

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The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the most recent fiscal year was 0.61% of the Fund’s average daily net assets. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses.

A new investment management services agreement (new IMS Agreement) with Columbia Management was approved by the Board in September 2010 and by Fund shareholders at a Joint Special Meeting of Shareholders held on February 15, 2011 in connection with various initiatives to achieve consistent investment management service and fee structures across all Columbia funds. The new IMS Agreement includes changes to the investment advisory fee rates payable to Columbia Management. Effective July 1, 2011, the investment management services fee is equal to a percentage of the Fund’s average daily net assets, with such rate declining from 0.590% to 0.360% as the Fund’s net assets increase. A discussion regarding the basis for the Board approving the new IMS Agreement is available in the Fund’s semiannual shareholder report for the period ended January 31, 2011.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Lynn A. Hopton, Portfolio Manager

•	Managed the Fund since 2006.

•	Senior Managing Director and co-head of the leveraged debt group.

•	Joined the investment manager in 2000.

•	Began investment career in 1986.

•	BA, Northwestern University and MBA, J.L. Kellogg Graduate School of Management at Northwestern University.

Yvonne E. Stevens, Portfolio Manager

•	Managed the Fund since 2006.

•	Senior Managing Director and co-head of the leveraged debt group.

•	Joined the investment manager in 2000.

•	Began investment career in 1986.

•	BA, Wellesley College and MBA, Wharton School at the University of Pennsylvania.

Steven B. Staver, Portfolio Manager

•	Managed the Fund since 2008.

•	Managing Director and member of the leveraged debt group.

•	Joined the investment manager in 2000.

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•	Began investment career in 1993.

•	MBA, University of Southern California Marshall School of Business.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

	Year ended
	July 31,
	2011(a)
Class Z
Per share data
Net asset value, beginning of period	$8.63

Income from investment operations:
Net investment income	0.35
Net realized and unrealized gain on investments	0.32

Total from investment operations	0.67

Less distributions to shareholders from:
Net investment income	(0.35)

Net asset value, end of period	$8.95

Total return	7.80%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.82%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.82%	(c)

Net investment income	4.76%	(c)

Supplemental data
Net assets, end of period (in thousands)	$67,558

Portfolio turnover	69%

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Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

Information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Bond Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

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Choosing a Share Class

The Funds

The Columbia and Columbia Acorn Funds share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling agent (as defined below) should consider the combined market value of all Columbia and Columbia Acorn Funds owned by the investor or his/her “immediate family.” For details on this particular policy, see Choosing a Share Class — Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions.

Funds and portfolios that bore the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. For a list of Legacy Columbia Funds, see Appendix E to the Fund’s SAI. The funds that historically bore the RiverSource brand, including those renamed to bear the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. For a list of Legacy RiverSource Funds, see Appendix F to the Fund’s SAI. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds.

The Funds’ primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

FUNDamentalstm

Fund Share Classes

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus.

Funds Contact Information

Additional information about the Funds can be obtained at columbiamanagement.com*, by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.1

Comparison of Share Classes

Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDamentalstm

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

S.2

		Investment	Conversion
	Eligible Investors and Minimum Initial Investments(a)	Limits	Features

Class A*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	none	none

Class B*	Closed to new investors(h)	up to $49,999	Converts to Class A shares generally eight years after purchase.(i)

Class C*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	up to $999,999; no limit for eligible employee benefit plans.(j)	none

Class I*	Available only to other Funds (i.e., fund-of-fund investments)	none	none

Class R*	Available only to eligible retirement plans and health savings accounts; no minimum initial investment	none	none

Class R3*	Class R3 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none

Class R4*	Class R4 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none

Class R5*	Class R5 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, health savings accounts and, if approved by the Distributor, institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments(l)	none	none

Class T	Available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)	none	none

S.3

		Investment	Conversion
	Eligible Investors and Minimum Initial Investments(a)	Limits	Features

Class W*	Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs	none	none

Class Y*	Available to certain categories of investors which are subject to minimum initial investment requirements; currently offered only to former shareholders of the former Columbia Funds Institutional Trust(o)	none	none

Class Z*	Available only to certain eligible investors, which are subject to different minimum initial investment requirements, ranging from $0 to $2,000	none	none

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)

Class A*	5.75% maximum, declining to 0% on investments of $1 million or more None for money market Funds and certain other Funds(f)	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(g)

Class B*	none	5.00% maximum, gradually declining to 0% after six years(i)

Class C*	none	1.00% on certain investments redeemed within one year of purchase

Class I*	none	none

Class R*	none	none

Class R3*	none	none

Class R4*	none	none

Class R5*	none	none

Class T	5.75% maximum, declining to 0% on investments of $1 million or more	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(n)

Class W*	none	none

Class Y*	none	none

S.4

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)

Class Z*	none	none

Non 12b-1
	Maximum Distribution and Service (12b-1) Fees(c)	Service Fees(d)

Class A*	Legacy Columbia Funds: distribution fee up to 0.25% and service fee up to 0.25%; Legacy RiverSource Funds: 0.25% distribution and service fees, except Columbia Money Market Fund, which pays 0.10%	none

Class B*	0.75% distribution fee and 0.25% service fee, with certain exceptions.	none

Class C*	0.75% distribution fee; 0.25% service fee	none

Class I*	none	none

Class R*	Legacy Columbia Funds: 0.50% distribution fee; Legacy RiverSource Funds: 0.50% fee, of which service fee may be up to 0.25%	none

Class R3*	0.25% distribution fee	0.25%(k)

Class R4*	none	0.25%(k)

Class R5*	none	none

Class T	none	up to 0.50%(m)

Class W*	0.25% distribution and service fees, with certain exceptions	none

Class Y*	none	none

Class Z*	none	none

*	For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a)	See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b)	Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
(c)	These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia Funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain

S.5

classes of certain Funds. For more information on these voluntary waivers, see Choosing a Share Class — Distribution and Service Fees. Compensation paid to selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.
(d)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees and Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.
(e)	The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders.
(f)	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund.
(g)	There is no CDSC on Class A shares of money market Funds or the Funds identified in footnote (f) above. Shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur, for Legacy Columbia Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within one year of purchase and for Legacy RiverSource Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within 18 months of purchase.
(h)	The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling agent may have different policies, including automatically redirecting the purchase order to a money market Fund. See Choosing a Share Class — Class A Shares — Front-end Sales Charge for additional information about Class A shares.
(i)	Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Class B Shares — Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.
(j)	There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees.
(l)	Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of such share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares.
(m)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.
(n)	Class T shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.
(o)	Class Y shares are available only to the following categories of investors: (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans,

S.6

employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling agent). Sales charges vary depending on the amount of your purchase.

S.7

FUNDamentalstm

Front-End Sales Charge Calculation

The following table presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund in the table below) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund).

S.8

Class A Shares — Front-End Sales Charge — Breakpoint Schedule

			Sales	Amount
		Sales	charge	retained by
		charge	as a	or paid to
		as a	% of the	selling
		% of the	net	agents as a
	Dollar amount of	offering	amount	% of the
Breakpoint Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

	$0—$49,999	5.75%	6.10%	5.00%

Equity Funds,	$50,000—$99,999	4.50%	4.71%	3.75%

Columbia Absolute Return Enhanced Multi-Strategy Fund and	$100,000—$249,999	3.50%	3.63%	3.00%

Funds-of-Funds (equity)*	$250,000—$499,999	2.50%	2.56%	2.15%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

	$0—$49,999	4.75%	4.99%	4.00%

	$50,000—$99,999	4.25%	4.44%	3.50%

Fixed Income Funds (except those listed below)	$100,000—$249,999	3.50%	3.63%	3.00%

and Funds-of-Funds (fixed income)*	$250,000—$499,999	2.50%	2.56%	2.15%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%

Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%

Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%

Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%

Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia California Intermediate Municipal Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%

Columbia Connecticut Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%

Columbia Georgia Intermediate Municipal Bond Fund,	$250,000—$499,999	2.00%	2.04%	1.75%

Columbia Intermediate Bond Fund,	$500,000—$999,999	1.50%	1.53%	1.25%

Columbia Intermediate Municipal Bond Fund,	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia LifeGoal® Income Portfolio,

Columbia Maryland Intermediate Municipal Bond Fund,

Columbia Massachusetts Intermediate Municipal Bond Fund,

Columbia New York Intermediate Municipal Bond Fund,

Columbia North Carolina Intermediate Municipal Bond Fund,

Columbia Oregon Intermediate Municipal Bond Fund,

Columbia South Carolina Intermediate Municipal Bond Fund

and Columbia Virginia Intermediate Municipal Bond Fund

S.9

			Sales	Amount
		Sales	charge	retained by
		charge	as a	or paid to
		as a	% of the	selling
		% of the	net	agents as a
	Dollar amount of	offering	amount	% of the
Breakpoint Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%

Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%

	$250,000—$999,999	0.50%	0.50%	0.40%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)(d)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes — Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund. “Funds-of-Funds (fixed income)” includes — Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund is treated as an equity Fund for purposes of the table.
(a)	Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A shares of a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•	If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•	If you purchased shares of a Legacy Columbia Fund on or before September 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within one year of purchase. If you purchased shares of a Legacy RiverSource Fund on or before Sept. 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within 18 months of purchase.

•	If you purchased shares of any Fund after September 3, 2010, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

S.10

•	Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentalstm

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is generally the first day of the month in which your purchase was made. However, for Class B shares of Legacy RiverSource Funds (other than former Seligman Funds) purchased before May 21, 2005, the start of the holding period is the first day of the calendar year in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

S.11

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$1 million—$2,999,999	1.00%**
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.
**	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail below under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares Closed.

You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

The CDSC on Class B shares generally declines each year until there is no sales charge for selling shares.

S.12

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*

		Columbia California Intermediate Municipal Bond Fund,
		Columbia Georgia Intermediate Municipal Bond Fund,
		Columbia Connecticut Intermediate Municipal Bond Fund,
		Columbia Intermediate Bond Fund, Columbia Intermediate
		Municipal Bond Fund, Columbia LifeGoal® Income Portfolio,
		Columbia Maryland Intermediate Municipal Bond Fund,
		Columbia Massachusetts Intermediate Municipal Bond
		Fund, Columbia New York Intermediate Municipal Bond Fund,
		Columbia North Carolina Intermediate Municipal Bond Fund,
Number of		Columbia Oregon Intermediate Municipal Bond Fund, Columbia
Years Class B	All Funds except those	Short Term Bond Fund, Columbia South Carolina Intermediate
Shares Held	listed to the right	Municipal Bond Fund and Columbia Virginia Intermediate Municipal Bond Fund

One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

S.13

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class B Shares — Conversion to Class A Shares

Class B shares purchased in a Legacy Columbia Fund at any time, a Legacy RiverSource Fund (other than a former Seligman fund) at any time, or a former Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a former Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource Fund (other than a former Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy RiverSource Fund on or after May 21, 2005, any Legacy Columbia Fund and any former Seligman fund begin to age as of the first day of the month in which the purchase was made. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on October 31, 2005 under monthly aging.

The following rules apply to the conversion of Class B shares to Class A shares:

•	Class B shares are converted on or about the 15th day of the month that they become eligible for conversion.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•	You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

S.14

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after one year.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. For more information, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund’s distribution and/or service plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

S.15

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

Class T Shares — Front-End Sales Charge — Breakpoint Schedule

		Sales charge	Sales charge	Amount retained
		as a %	as a %	by or paid to
		of the	of the	selling agents
Breakpoint	Dollar amount of	offering	net amount	as a % of the
Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

	$0—$49,999	5.75%	6.10%	5.00%

	$50,000—$99,999	4.50%	4.71%	3.75%

Equity Funds	$100,000—$249,999	3.50%	3.63%	2.75%

	$250,000—$499,999	2.50%	2.56%	2.00%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

	$0—$49,999	4.75%	4.99%	4.25%

	$50,000—$99,999	4.50%	4.71%	3.75%

Fixed-Income Funds	$100,000—$249,999	3.50%	3.63%	2.75%

	$250,000—$499,999	2.50%	2.56%	2.00%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•	If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•	Shareholders who purchased Class T shares of a Fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

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•	Shareholders who purchased Class T shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•	Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

In certain circumstances, the CDSC may not apply. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$1 million—$2,999,999	1.00%*
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

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First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

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You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentalstm

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a Class A shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above:

•	Individual or joint accounts;

•	Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

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•	Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

•	Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class T, Class W and/or Class Z shares of the Funds.

The following accounts are not eligible for account value aggregation as described above:

•	Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

•	Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

•	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

•	Charitable and irrevocable trust accounts; and

•	Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

Front-End Sales Charge Waivers

The following categories of investors may buy Class A and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

•	Registered representatives and other employees of affiliated or unaffiliated selling agent having a selling agreement with the Distributor(1);

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the Funds(1);

•	Partners and employees of outside legal counsel to the Funds or the Funds’ directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

•	Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

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•	Purchases made:

•	With dividend or capital gain distributions from a Fund or from the same class of another Fund;

•	Through or under a wrap fee product or other investment product sponsored by a selling agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

(1)	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

•	Through banks, trust companies and thrift institutions, acting as fiduciaries;

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•	Purchases made through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

•	At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC — Waivers of the CDSC for Class A, Class C and Class T shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

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•	for which no sales commission or transaction fee was paid to an authorized selling agent at the time of purchase;

•	purchased through reinvestment of dividend and capital gain distributions;

•	in an account that has been closed because it falls below the minimum account balance;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling agent returns the applicable portion of any commission paid by the Distributor;

•	of Class A shares of a Fund initially purchased by an employee benefit plan;

•	other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies);

•	at a Fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

•	by certain other investors as set forth in more detail in the SAI.

CDSC — Waivers of the CDSC for Class B shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and

•	by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.

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Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of the Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling shares of the Fund and providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

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The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution	Service	Combined
	Fee	Fee	Total

Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	none	none	none
Class R (Legacy Columbia Funds)	0.50%	—(e)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(e)
Class R3	0.25%	0.25%(f)	0.50%(f)
Class R4	none	0.25%(f)	0.25%(f)
Class R5	none	none	none
Class T	none	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	none	none	none
Class Z	none	none	none

(a)	As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

	Maximum	Maximum	Maximum
	Class A	Class A	Class A
Funds	Distribution Fee	Service Fee	Combined Total

Legacy RiverSource Funds (other than Columbia Money Market Fund)	Up to 0.25%	Up to 0.25%	0.25%

Columbia Money Market Fund	—	—	0.10%

Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Intermediate Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares

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	Maximum	Maximum	Maximum
	Class A	Class A	Class A
Funds	Distribution Fee	Service Fee	Combined Total

Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia Energy and Natural Resources Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia Small Cap Value Fund I, Columbia Strategic Investor Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia New York Tax-Exempt Fund, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund and Columbia Value and Restructuring Fund	—	0.25%	0.25%

Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%

Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia High Income Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Masters International Equity Portfolio, Columbia Small Cap Value Fund II, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Overseas Value Fund	—	—	0.25%; these Funds pay a combined distribution and service fee pursuant to their combined distribution and shareholder servicing plan for Class A shares

(b)	The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below.
Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c)	Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution

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fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.
(d)	The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Corporate Income Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e)	Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f)	The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g)	The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

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For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares and for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their selling agents with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

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Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Class R3 and Class R4 Shares Plan Administration Fee

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

Selling Agent Compensation

The Distributor and the investment manager make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers.

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The Distributor, the Transfer Agent and the investment manager may also make payments to selling agents, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn Funds) is 0.20% of the average aggregate value of the Fund’s shares maintained in each such account for selling agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor’s and the investment manager’s own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

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Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of shares of the Fund at the end of each business day.

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NAV Calculation

Each of the Fund’s share classes calculates its NAV per share as follows:

(Value of assets of the share class)
NAV	=	− (Liabilities of the share class)

Number of outstanding shares of the class

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Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

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If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earning announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

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Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the Fund’s NAV per share on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

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Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

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Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

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Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy — Broker/Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

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Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. For more information see Buying, Selling and Exchanging Shares — Excessive Trading Practices.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

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These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

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•	interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

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Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

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Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account.

Accounts established directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

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Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares Closed

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

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Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•	Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share Class — Class A Shares — Front-end Sales Charges. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are currently only available to the Funds (i.e., fund-of-fund investments).

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Class R Shares

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R3, Class R4 and Class R5 Shares

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class R3, Class R4 or Class R5 shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

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Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and Class R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

Class T Shares Closed

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

Class W Shares

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Class Y shares are available only to the following categories of eligible investors:

•	Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

•	Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

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Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under “Minimum Investments — Additional Investments and Account Balance — Class Z Shares Minimum Investments”

Additional Eligible Investors

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

Minimum Initial Investments and Account Balance

The table below shows the Fund’s minimum initial investment and minimum account balance requirements, which may vary by Fund, class and type of account. The first table relates to accounts other than accounts utilizing a systematic investment plan. The second table relates to investments through a systematic investment plan.

Minimum Investment and Account Balance (Not Applicable to Systematic Investment Plans)

	Minimum	Minimum
	Initial	Account
	investment	balance

For all Funds and classes except those listed below (non-qualified accounts)	$2,000(a)	$250(b)

For all Funds and classes except those listed below (Individual Retirement Accounts)	$1,000	none

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000	$5,000

Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500

Class I, Class R, Class R3, Class R4	none	none

Class R5	variable(c)	none

Class W	$500	$500

Class Y	variable(d)	$250

Class Z	variable(a)(e)	$250(b)

(a)	If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.

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(b)	If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.
(c)	The minimum initial investment amount for Class R5 shares varies depending on eligibility. See Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares above.
(d)	The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class Y Shares.
(e)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. The table below shows the minimum initial investments and minimum account balance for investment through a Systematic Investment Plan:

Minimum Investment and Account Balance — Systematic Investment Plans

	Minimum	Minimum
	Initial	Account
	investment	balance*

For all Funds and classes except those listed below (non-qualified accounts)	$100*(a)	none*(b)

For all Funds and classes except those listed below (Individual Retirement Accounts)	$100*(b)	none

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund, Columbia Global Extended Alpha Fund	$10,000	$5,000

Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500

Class I, Class R, Class R3, Class R4	none	none

Class W	$500	$500

Class Z	variable(c)	none

*	If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly.
(a)	money market Funds — $2,000.
(b)	money market Funds — $1,000.
(c)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

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Class Z Shares Minimum Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•	Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•	Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•	Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held

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Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•	Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•	Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•	Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

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Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed for restrictions applicable to Class B shares.

Wire Purchases

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Other Purchase Rules You Should Know

•	Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•	You buy Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

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•	The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, Class R3, Class R4 and Class R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

Wire Redemptions

You may request that your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

Electronic Funds Transfer

You may sell Class A, Class B, Class C, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

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Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Check Redemption Service

Class A shares and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•	Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any

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applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•	If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•	If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•	If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•	The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

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Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in good form.

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•	The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•	You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

•	If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

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•	A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•	If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•	If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

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You may exchange or sell shares by having your selling agent process your transaction. If you maintain your account directly with your selling agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling agents to learn more about the details of the Class Z shares exchange privilege.

Ways to Request a Sale or Exchange of Shares

Account established with your selling agent

You can exchange or sell Fund shares by having your financial advisor or selling agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•	A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentalsTM

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

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The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

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Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•	The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•	Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•	From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•	For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates. described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•	For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

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•	Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•	Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•	If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

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•	For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•	For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•	A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•	The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

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FUNDamentalsTM

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Additional Services and Compensation

In addition to acting as the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other

S.61

Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

S.62

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the investment manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The investment manager and its affiliates receive fees from affiliated funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.63

Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

S-6560-99 H (9/11)

Prospectus

Columbia Income Opportunities Fund

Prospectus September 29, 2011

Columbia Income Opportunities Fund seeks to provide shareholders with a high total return through current income and capital appreciation.

Class	Ticker Symbol

Class A	AIOAX
Class B	AIOBX
Class C	RIOCX
Class I	AOPIX
Class R	CIORX
Class R4	—
Class W	CIOWX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 Not FDIC Insured - May Lose Value - No Bank Guarantee

Summary of the Fund
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	5p
Principal Risks of Investing in the Fund	5p
Past Performance	7p
Fund Management	9p
Buying and Selling Shares	10p
Tax Information	10p
Financial Intermediary Compensation	10p
More Information About the Fund	11p
Investment Objective	11p
Principal Investment Strategies of the Fund	11p
Principal Risks of Investing in the Fund	13p
More About Annual Fund Operating Expenses	16p
Other Investment Strategies and Risks	17p
Fund Management and Compensation	20p
Financial Highlights	22p
Choosing a Share Class	S.1
Comparison of Share Classes	S.2
Sales Charges and Commissions	S.7
Reductions/Waivers of Sales Charges	S.17
Distribution and Service Fees	S.23
Selling Agent Compensation	S.28
Buying, Selling and Exchanging Shares	S.30
Share Price Determination	S.30
Transaction Rules and Policies	S.31
Opening an Account and Placing Orders	S.39
Buying Shares	S.41
Selling Shares	S.50
Exchanging Shares	S.52
Distributions and Taxes	S.56
Additional Services and Compensation	S.61
Additional Management Information	S.61

2p  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Income Opportunities Fund (the Fund) seeks to provide shareholders with a high total return through current income and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address) agree to invest in the future at least $50,000 in any of the Columbia and Columbia Acorn funds. More information about these and other discounts is available from your financial intermediary and under “Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions” on page S.17 of this prospectus and on page D.1 of Appendix D in the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)

				Class I, R,
	Class A	Class B	Class C	R4 & W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1%	5%	1%	None

Annual Fund Operating Expenses(a)
(expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class C		Class I
Management fees	0.58%		0.58%		0.58%		0.58%
Distribution and/or service (12b-1) fees	0.25%		1.00%		1.00%		0.00%
Other expenses	0.23%		0.23%		0.23%		0.11%
Total annual fund operating expenses	1.06%		1.81%		1.81%		0.69%
Less: Fee waiver/expense reimbursement(b)	(0.02%	)	(0.02%	)	(0.02%	)	(0.00%	)
Total annual fund operating expenses after fee waiver/expense reimbursement(b)	1.04%		1.79%		1.79%		0.69%

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Annual Fund Operating Expenses(a)
(expenses that you pay each year as a percentage of the value of your investment)

	Class R		Class R4		Class W
Management fees	0.58%		0.58%		0.58%
Distribution and/or service (12b-1) fees	0.50%		0.00%		0.25%
Other expenses	0.23%		0.39%		0.23%
Total annual fund operating expenses	1.31%		0.97%		1.06%
Less: Fee waiver/expense reimbursement(b)	(0.02%	)	(0.00%	)	(0.02%	)
Total annual fund operating expenses after fee waiver/expense reimbursement(b)	1.29%		0.97%		1.04%

(a)	Expense ratios have been adjusted to reflect current fees.

(b)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until September 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not exceed the annual rates of 1.04% for Class A, 1.79% for Class B, 1.79% for Class C, 0.71% for Class I, 1.29% for Class R, 1.01% for Class R4 and 1.04% for Class W.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Class A (whether or not shares are redeemed)	$576	$795	$1,031	$1,710
Class B (if shares are redeemed)	$682	$868	$1,179	$1,932
Class B (if shares are not redeemed)	$182	$568	$979	$1,932
Class C (if shares are redeemed)	$282	$568	$979	$2,130
Class C (if shares are not redeemed)	$182	$568	$979	$2,130
Class I (whether or not shares are redeemed)	$70	$221	$385	$862
Class R (whether or not shares are redeemed)	$131	$414	$717	$1,582
Class R4 (whether or not shares are redeemed)	$99	$309	$537	$1,194
Class W (whether or not shares are redeemed)	$106	$335	$584	$1,297

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund’s assets are invested primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market. These income-producing debt securities include corporate debt securities as well as bank loans. The Fund will purchase only securities rated B or above, or if unrated, securities determined by the investment manager to be of comparable quality. If a security falls below a B rating after investment by the Fund, the Fund may continue to hold the security. Up to 25% of the Fund’s net assets may be in foreign investments.

Corporate debt securities in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities. Bank loans (which may commonly be referred to as “floating rate loans”), which are another form of financing, are typically secured, with interest rates that adjust or “float” periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, such as LIBOR (London Interbank Offered Rate), plus a premium). Secured debt instruments are ordinarily secured by specific collateral or assets of the issuer or borrower such that holders of these instruments will have claims senior to the claims of other parties who hold unsecured instruments.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. Because the Fund emphasizes high-yield investments, analysis of credit risk is more important in selecting investments than either maturity or duration. While maturity and duration are both closely monitored, neither is a primary factor in the decision making process.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 PROSPECTUS  5p

Counterparty Risk. Counterparty risk is the risk that the Fund’s counterparty becomes bankrupt or otherwise fails to perform its obligations, including making payments to the Fund, and the Fund may obtain no or only limited recovery of its investments, and any recovery may be significantly delayed.

Credit Risk. Credit risk is the risk that loans or other securities in the Fund’s portfolio may or will decline in price or fail to pay interest or repay principal when due because the borrower of the loan or the issuer of the security will default or otherwise become unable or unwilling to honor its financial obligations, including as a result of bankruptcy. Bankruptcies may cause a delay to the Fund in acting on the collateral securing a loan, which may adversely affect the Fund. Further, there is risk that a court could take action adverse to the holders of a loan. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. Lower quality or unrated loans or securities held by the Fund may present increased credit risk.

Highly Leveraged Transactions Risk. The loans and other securities in which the Fund invests may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

High-Yield Securities Risk. The Fund’s investment in below-investment grade loans or other fixed-income securities (i.e., high-yield or junk) exposes the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade loans or other similarly rated debt securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Impairment of Collateral Risk. The value of any collateral securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Floating rate loans may decline in value.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. When interest rates rise, prices of fixed-income securities generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations. Securities with floating interest rates may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s net asset value.

6p  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 PROSPECTUS

Issuer Risk. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult to sell the security at desirable prices. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Loans and other securities may trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Risks of Foreign Investing. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund’s portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

•	how the Fund’s Class A performance has varied for each full calendar year shown on the bar chart; and

•	how the Fund’s average annual total returns compare to recognized measures of market performance shown on the table. Class R and Class W shares have not been in existence for one full calendar year and therefore performance information is not shown.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 PROSPECTUS  7p

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart. If the sales charge was reflected, returns would be lower than those shown.

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)
60% 40% 20% 0% -20% -40% +10.31% +3.72% +8.48% +2.78% -19.57% +40.26% +13.12% 2004 2005 2006 2007 2008 2009 2010

(calendar year)

 During the periods shown:

•	Highest return for a calendar quarter was +16.27% (quarter ended June 30, 2009).

•	Lowest return for a calendar quarter was -14.30% (quarter ended December 31, 2008).

•	Class A year-to-date return was +4.31% at June 30, 2011.

8p  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 PROSPECTUS

Average Annual Total Returns (after applicable sales charges)*

Classes A, B, C,
			R*, R4, W*	Class I
			Since	Since
			inception	inception
(for periods ended December 31, 2010)	1 year	5 years	(06/19/03)	(03/04/04)

Columbia Income Opportunities Fund:
Class A — before taxes	+7.74%	+6.26%	+6.94%	N/A
Class A — after taxes on distributions	+3.64%	+3.23%	+4.06%	N/A
Class A — after taxes on distributions and redemption of fund shares	+5.17%	+3.52%	+4.21%	N/A
Class A — (without sales charges) before taxes*	+13.12%	+7.30%	+7.63%	N/A
Class B — before taxes	+7.27%	+6.22%	+6.82%	N/A
Class C — before taxes	+11.29%	+6.52%	6.83%	N/A
Class I — before taxes	+13.66%	+7.76%	N/A	+7.54%
Class R4 — before taxes	+13.31%	+7.61%	+7.89%	N/A
Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (reflects no deduction for fees, expenses or taxes)	+14.25%	+7.62%	+7.78%	+7.26%
Lipper High Current Yield Bond Funds Index (reflects no deduction for fees or taxes)	+14.91%	+6.58%	+7.30%	+6.50%

*	Class R and Class W have not been in existence for one full calendar year and therefore performance is not shown. The returns shown are for Class A shares without the applicable front-end sales charge. Class R and Class W shares, which are sold without sales charges, would have substantially similar annual returns as Class A shares because the classes of shares invest in the same portfolio of securities and would differ only to the extent that the classes do not have the same expenses. Class A share returns have not been adjusted to reflect differences in class-related expenses. If differences in class-related expenses for Class R shares were reflected in the returns for Class A shares (without sales charges), the returns shown for Class A shares (without sales charges) for all periods would be lower.

Fund performance information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Bond Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Brian Lavin, CFA	Portfolio Manager	2003

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 PROSPECTUS  9p

BUYING AND SELLING SHARES

	Nonqualified	Individual
	accounts	retirement accounts
	(all classes	(all classes	Class I,
Minimum Initial Investment	except I, R, and W)	except I, R, and W)	Class R	Class W

For investors other than systematic investment plans	$2,000	$1,000	None	$500
Systematic investment plans	$100	$100	None	$500

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081

Express Mail: Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

10p  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 PROSPECTUS

More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Income Opportunities Fund (the Fund) seeks to provide shareholders with a high total return through current income and capital appreciation. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund’s assets are invested primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market. These income-producing debt securities include corporate debt securities as well as bank loans. The Fund will purchase only securities rated B or above, or if unrated, securities determined by the investment manager to be of comparable quality. If a security falls below a B rating after investment by the Fund, the Fund may continue to hold the security. Up to 25% of the Fund’s net assets may be in foreign investments.

Corporate debt securities in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities. Bank loans (which may commonly be referred to as “floating rate loans”), which are another form of financing, are typically secured, with interest rates that adjust or “float” periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, such as LIBOR (London Interbank Offered Rate), plus a premium). Secured debt instruments are ordinarily secured by specific collateral or assets of the issuer or borrower such that holders of these instruments will have claims senior to the claims of other parties who hold unsecured instruments.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund, and a bond fund investor, faces as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk. Because the Fund emphasizes high-yield investments, analysis of credit risk is generally more important in selecting investments than either maturity or duration. While maturity and duration are both closely monitored, neither is a primary factor in the decision making process.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 PROSPECTUS  11p

In pursuit of the Fund’s objectives, Columbia Management Investment Advisers, LLC (the investment manager) chooses investments using:

•	Rigorous, in-house credit research using a proprietary risk and relative value rating system with the goal of generating strong risk-adjusted returns.

•	A process focused on identifying issuers with improving credit quality characterized by several factors including:

•	stable and strengthening cash flows,

•	the ability to de-leverage through free cash flow,

•	asset valuations supporting debt,

•	strong management,

•	strong and sustainable market positioning, and

•	access to capital.

•	A top down assessment of broad economic and market conditions to determine quality and industry weightings.

Additionally, for bank loans, the investment manager’s process includes a review of the legal documentation supporting the loan, including an analysis of the covenants and the rights and remedies of the lender.

In evaluating whether to sell an investment, considerations by the investment manager include but are not limited to:

•	Deterioration in the issuer’s results relative to analyst expectations,

•	Inability of the issuer to de-leverage,

•	Reduced asset coverage for the issuer,

•	Deterioration in the issuer’s competitive position,

•	Reduced access to capital for the issuer,

•	Changes in the issuer’s management,

•	The investment manager’s price target for the security has been achieved, and

•	The investment manager’s assessment of the security’s relative upside value is limited.

12p  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 PROSPECTUS

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Counterparty Risk. The Fund is subject to the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle held by the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

Credit Risk. Credit risk is the risk that the borrower of a loan or the issuer of another debt security may or will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments to the Fund. Rating agencies assign credit ratings to certain loans and other fixed-income securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the credit rating of the borrower or the issuer or other news affects the market’s perception of the credit risk of the borrower or the issuer. If the issuer of a loan declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral securing the loan, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a floating rate loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. If the Fund purchases unrated loans or other debt securities, or if the rating of a loan or security is reduced after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Non-investment grade loans or securities (commonly called “high-yield” or “junk”) have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it.

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Highly Leveraged Transactions Risk. The loans or other securities in which the Fund invests may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The Fund’s investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the Fund’s portfolio managers upon their credit analysis to be a suitable investment for the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

High-Yield Securities Risk. Non-investment grade loans or other fixed-income securities, commonly called “high-yield “or “junk,” may react more to perceived changes in the ability of the borrower or issuing entity to pay interest and repay principal when due than to changes in interest rates. Non-investment grade loans or other debt securities have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Impairment of Collateral Risk. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed-income securities: when interest rates rise, the prices generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s net asset value.

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Issuer Risk. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans also may trade infrequently on the secondary market. The value of the loan to the Fund may be impaired in the event that the Fund needs to liquidate such loans. The inability to purchase or sell floating rate loans and other debt securities at a fair price may have a negative impact on the Fund’s performance. Securities in which the Fund invests may be traded in the over-the-counter market rather than on an organized exchange and therefore may be more difficult to purchase or sell at a fair price.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Risks of Foreign Investing. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

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Country risk includes the risks associated with political, economic, social and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the risks associated with the process of clearing and settling trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, “Fees and Expenses of the Fund” that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund’s average net assets as of a different period or a different point in time, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund’s operating expenses that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The investment manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through September 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board), so that the Fund’s net operating expenses, after giving effect to fees

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waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 1.04% for Class A, 1.79% for Class B, 1.79% for Class C, 0.71% for Class I, 1.29% for Class R, 1.01% for Class R4 and 1.04% for Class W.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF’s share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

Additionally, the Fund may use derivatives such as futures, options, forward contracts, and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the

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potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments will typically increase the Fund’s exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the portfolio managers would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Even though the Fund’s policies permit the use of derivatives, the portfolio managers are not required to use derivatives.

For more information on strategies and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s SAI. For more information on the Fund’s holdings, see its annual and semiannual reports.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions including, for example, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent securities trades, which could result in increased trading expenses and taxes, and decreased performance. See

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also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to approved broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund’s performance. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Financial Highlights.”

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Directed Brokerage. The Fund’s Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the most recent fiscal year was 0.58% of the Fund’s average daily net assets. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses.

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A new investment management services agreement (new IMS Agreement) with Columbia Management was approved by the Board in September 2010 and by Fund shareholders at a Joint Special Meeting of Shareholders held on February 15, 2011 in connection with various initiatives to achieve consistent investment management service and fee structures across all Columbia funds. The new IMS Agreement includes changes to the investment advisory fee rates payable to Columbia Management. Effective March 1, 2011, the investment management services fee is equal to a percentage of the Fund’s average daily net assets, with such rate declining from 0.590% to 0.360% as the Fund’s net assets increase. A discussion regarding the basis for the Board approving the new IMS Agreement is available in the Fund’s semiannual shareholder report for the period ended January 31, 2011.

Portfolio Manager. The portfolio manager responsible for the day-to-day management of the Fund is:

Brian Lavin, CFA, Portfolio Manager

•	Has managed the Fund since 2003.

•	Sector Manager on the High Yield Fixed Income Sector Team.

•	Joined the investment manager in 1994 as a high yield analyst.

•	Began investment career in 1986.

•	MBA, University of Wisconsin — Milwaukee.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

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Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

	Year ended July 31,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$9.72	$9.00	$9.34	$9.99	$10.10

Income from investment operations:
Net investment income	0.62	0.73	0.75	0.69	0.68
Net realized and unrealized gain (loss) on investments	0.51	0.73	(0.39)	(0.54)	(0.10)

Total from investment operations	1.13	1.46	0.36	0.15	0.58

Less distributions to shareholders from:
Net investment income	(0.65)	(0.74)	(0.70)	(0.66)	(0.69)
Net realized gains	(0.45)	—	—	(0.14)	—

Total distributions to shareholders	(1.09)	(0.74)	(0.70)	(0.80)	(0.69)

Net asset value, end of period	$9.76	$9.72	$9.00	$9.34	$9.99

Total return	12.19%	16.76%	5.24%	1.30%	5.69%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.07%	1.11%	1.19%	1.16%	1.14%

Net expenses after fees waived or expenses reimbursed(b)	1.07%	1.11%	1.19%	1.16%	1.14%

Net investment income	6.41%	7.77%	9.15%	7.00%	6.57%

Supplemental data
Net assets, end of period (in thousands)	$767,359	$498,803	$402,064	$138,240	$177,439

Portfolio turnover	84%	86%	81%	75%	122%

See accompanying Notes to Financial Highlights.

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	Year ended July 31,
	2011	2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$9.72	$9.00	$9.34	$9.98	$10.09

Income from investment operations:
Net investment income	0.55	0.66	0.68	0.61	0.60
Net realized and unrealized gain (loss) on investments	0.51	0.73	(0.38)	(0.53)	(0.10)

Total from investment operations	1.06	1.39	0.30	0.08	0.50

Less distributions to shareholders from:
Net investment income	(0.57)	(0.67)	(0.64)	(0.58)	(0.61)
Net realized gains	(0.45)	—	—	(0.14)	—

Total distributions to shareholders	(1.02)	(0.67)	(0.64)	(0.72)	(0.61)

Net asset value, end of period	$9.76	$9.72	$9.00	$9.34	$9.98

Total return	11.35%	15.88%	4.44%	0.64%	4.89%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.81%	1.87%	1.96%	1.92%	1.90%

Net expenses after fees waived or expenses reimbursed(b)	1.81%	1.87%	1.96%	1.92%	1.90%

Net investment income	5.61%	7.01%	8.29%	6.22%	5.79%

Supplemental data
Net assets, end of period (in thousands)	$39,725	$29,051	$34,052	$25,890	$43,356

Portfolio turnover	84%	86%	81%	75%	122%

See accompanying Notes to Financial Highlights.

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	Year ended July 31,
	2011	2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$9.72	$9.00	$9.34	$9.98	$10.09

Income from investment operations:
Net investment income	0.55	0.65	0.68	0.61	0.60
Net realized and unrealized gain (loss) on investments	0.51	0.74	(0.38)	(0.53)	(0.10)

Total from investment operations	1.06	1.39	0.30	0.08	0.50

Less distributions to shareholders from:
Net investment income	(0.57)	(0.67)	(0.64)	(0.58)	(0.61)
Net realized gains	(0.45)	—	—	(0.14)	—

Total distributions to shareholders	(1.02)	(0.67)	(0.64)	(0.72)	(0.61)

Net asset value, end of period	$9.76	$9.72	$9.00	$9.34	$9.98

Total return	11.36%	15.89%	4.43%	0.64%	4.89%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.81%	1.86%	1.91%	1.92%	1.90%

Net expenses after fees waived or expenses reimbursed(b)	1.81%	1.86%	1.91%	1.92%	1.90%

Net investment income	5.63%	6.98%	8.36%	6.26%	5.80%

Supplemental data
Net assets, end of period (in thousands)	$118,257	$60,482	$35,123	$3,873	$4,789

Portfolio turnover	84%	86%	81%	75%	122%

See accompanying Notes to Financial Highlights.

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	Year ended July 31,
	2011	2010	2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$9.73	$9.01	$9.35	$10.00	$10.11

Income from investment operations:
Net investment income	0.66	0.77	0.78	0.73	0.72
Net realized and unrealized gain (loss) on investments	0.51	0.73	(0.38)	(0.54)	(0.10)

Total from investment operations	1.17	1.50	0.40	0.19	0.62

Less distributions to shareholders from:
Net investment income	(0.69)	(0.78)	(0.74)	(0.70)	(0.73)
Net realized gains	(0.45)	—	—	(0.14)	—

Total distributions to shareholders	(1.13)	(0.78)	(0.74)	(0.84)	(0.73)

Net asset value, end of period	$9.77	$9.73	$9.01	$9.35	$10.00

Total return	12.59%	17.19%	5.70%	1.72%	6.12%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.70%	0.72%	0.78%	0.75%	0.74%

Net expenses after fees waived or expenses reimbursed(b)	0.70%	0.72%	0.78%	0.75%	0.74%

Net investment income	6.81%	8.16%	9.63%	7.42%	6.96%

Supplemental data
Net assets, end of period (in thousands)	$209,065	$182,941	$158,288	$68,474	$85,512

Portfolio turnover	84%	86%	81%	75%	122%

See accompanying Notes to Financial Highlights.

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	Year ended
	July 31,
	2011(c)
Class R
Per share data
Net asset value, beginning of period	$9.85

Income from investment operations:
Net investment income	0.49
Net realized and unrealized gain on investments	0.37

Total from investment operations	0.86

Less distributions to shareholders from:
Net investment income	(0.50)
Net realized gains	(0.45)

Total distributions to shareholders	(0.95)

Net asset value, end of period	$9.76

Total return	9.21%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.32%	(d)

Net expenses after fees waived or expenses reimbursed(b)	1.32%	(d)

Net investment income	6.05%	(d)

Supplemental data
Net assets, end of period (in thousands)	$4

Portfolio turnover	84%

See accompanying Notes to Financial Highlights.

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	Year ended July 31,
	2011	2010	2009	2008	2007
Class R4
Per share data
Net asset value, beginning of period	$9.75	$9.03	$9.37	$9.99	$10.10

Income from investment operations:
Net investment income	0.64	0.74	0.76	0.73	0.69
Net realized and unrealized gain (loss) on investments	0.51	0.73	(0.37)	(0.53)	(0.10)

Total from investment operations	1.15	1.47	0.39	0.20	0.59

Less distributions to shareholders from:
Net investment income	(0.66)	(0.75)	(0.73)	(0.68)	(0.70)
Net realized gains	(0.45)	—	—	(0.14)	—

Total distributions to shareholders	(1.11)	(0.75)	(0.73)	(0.82)	(0.70)

Net asset value, end of period	$9.79	$9.75	$9.03	$9.37	$9.99

Total return	12.28%	16.82%	5.61%	1.90%	5.87%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.99%	1.03%	1.08%	1.05%	1.01%

Net expenses after fees waived or expenses reimbursed(b)	0.99%	1.03%	0.88%	0.76%	0.98%

Net investment income	6.58%	7.84%	9.28%	7.42%	6.67%

Supplemental data
Net assets, end of period (in thousands)	$359	$404	$253	$143	$153

Portfolio turnover	84%	86%	81%	75%	122%

See accompanying Notes to Financial Highlights.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 PROSPECTUS  27p

	Year ended
	July 31,
	2011(c)
Class W
Per share data
Net asset value, beginning of period	$9.85

Income from investment operations:
Net investment income	0.52
Net realized and unrealized gain on investments	0.36

Total from investment operations	0.88

Less distributions to shareholders from:
Net investment income	(0.52)
Net realized gains	(0.45)

Total distributions to shareholders	(0.97)

Net asset value, end of period	$9.76

Total return	9.45%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.02%	(d)

Net expenses after fees waived or expenses reimbursed(b)	1.02%	(d)

Net investment income	6.38%	(d)

Supplemental data
Net assets, end of period (in thousands)	$2

Portfolio turnover	84%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(c)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.
(d)	Annualized.

Information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Bond Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

28p  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 PROSPECTUS

Choosing a Share Class

The Funds

The Columbia and Columbia Acorn Funds share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling agent (as defined below) should consider the combined market value of all Columbia and Columbia Acorn Funds owned by the investor or his/her “immediate family.” For details on this particular policy, see Choosing a Share Class — Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions.

Funds and portfolios that bore the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. For a list of Legacy Columbia Funds, see Appendix E to the Fund’s SAI. The funds that historically bore the RiverSource brand, including those renamed to bear the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. For a list of Legacy RiverSource Funds, see Appendix F to the Fund’s SAI. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds.

The Funds’ primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

FUNDamentalstm

Fund Share Classes

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus.

Funds Contact Information

Additional information about the Funds can be obtained at columbiamanagement.com*, by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.1

Comparison of Share Classes

Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDamentalstm

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

S.2

		Investment	Conversion
	Eligible Investors and Minimum Initial Investments(a)	Limits	Features

Class A*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	none	none

Class B*	Closed to new investors(h)	up to $49,999	Converts to Class A shares generally eight years after purchase.(i)

Class C*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	up to $999,999; no limit for eligible employee benefit plans.(j)	none

Class I*	Available only to other Funds (i.e., fund-of-fund investments)	none	none

Class R*	Available only to eligible retirement plans and health savings accounts; no minimum initial investment	none	none

Class R3*	Class R3 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none

Class R4*	Class R4 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none

Class R5*	Class R5 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, health savings accounts and, if approved by the Distributor, institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments(l)	none	none

Class T	Available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)	none	none

S.3

		Investment	Conversion
	Eligible Investors and Minimum Initial Investments(a)	Limits	Features

Class W*	Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs	none	none

Class Y*	Available to certain categories of investors which are subject to minimum initial investment requirements; currently offered only to former shareholders of the former Columbia Funds Institutional Trust(o)	none	none

Class Z*	Available only to certain eligible investors, which are subject to different minimum initial investment requirements, ranging from $0 to $2,000	none	none

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)

Class A*	5.75% maximum, declining to 0% on investments of $1 million or more None for money market Funds and certain other Funds(f)	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(g)

Class B*	none	5.00% maximum, gradually declining to 0% after six years(i)

Class C*	none	1.00% on certain investments redeemed within one year of purchase

Class I*	none	none

Class R*	none	none

Class R3*	none	none

Class R4*	none	none

Class R5*	none	none

Class T	5.75% maximum, declining to 0% on investments of $1 million or more	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(n)

Class W*	none	none

S.4

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)

Class Y*	none	none

Class Z*	none	none

Non 12b-1
	Maximum Distribution and Service (12b-1) Fees(c)	Service Fees(d)

Class A*	Legacy Columbia Funds: distribution fee up to 0.25% and service fee up to 0.25%; Legacy RiverSource Funds: 0.25% distribution and service fees, except Columbia Money Market Fund, which pays 0.10%	none

Class B*	0.75% distribution fee and 0.25% service fee, with certain exceptions.	none

Class C*	0.75% distribution fee; 0.25% service fee	none

Class I*	none	none

Class R*	Legacy Columbia Funds: 0.50% distribution fee; Legacy RiverSource Funds: 0.50% fee, of which service fee may be up to 0.25%	none

Class R3*	0.25% distribution fee	0.25%(k)

Class R4*	none	0.25%(k)

Class R5*	none	none

Class T	none	up to 0.50%(m)

Class W*	0.25% distribution and service fees, with certain exceptions	none

Class Y*	none	none

Class Z*	none	none

*	For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a)	See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b)	Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
(c)	These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia Funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up

S.5

to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For more information on these voluntary waivers, see Choosing a Share Class — Distribution and Service Fees. Compensation paid to selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.
(d)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees and Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.
(e)	The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders.
(f)	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund.
(g)	There is no CDSC on Class A shares of money market Funds or the Funds identified in footnote (f) above. Shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur, for Legacy Columbia Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within one year of purchase and for Legacy RiverSource Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within 18 months of purchase.
(h)	The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling agent may have different policies, including automatically redirecting the purchase order to a money market Fund. See Choosing a Share Class — Class A Shares — Front-end Sales Charge for additional information about Class A shares.
(i)	Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Class B Shares — Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.
(j)	There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees.
(l)	Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of such share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares.
(m)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.
(n)	Class T shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on

S.6

or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.
(o)	Class Y shares are available only to the following categories of investors: (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling agent). Sales charges vary depending on the amount of your purchase.

S.7

FUNDamentalstm

Front-End Sales Charge Calculation

The following table presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund in the table below) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund).

S.8

Class A Shares — Front-End Sales Charge — Breakpoint Schedule

			Sales	Amount
		Sales	charge	retained by
		charge	as a	or paid to
		as a	% of the	selling
		% of the	net	agents as a
	Dollar amount of	offering	amount	% of the
Breakpoint Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

	$0—$49,999	5.75%	6.10%	5.00%

Equity Funds,	$50,000—$99,999	4.50%	4.71%	3.75%

Columbia Absolute Return Enhanced Multi-Strategy Fund and	$100,000—$249,999	3.50%	3.63%	3.00%

Funds-of-Funds (equity)*	$250,000—$499,999	2.50%	2.56%	2.15%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

	$0—$49,999	4.75%	4.99%	4.00%

	$50,000—$99,999	4.25%	4.44%	3.50%

Fixed Income Funds (except those listed below)	$100,000—$249,999	3.50%	3.63%	3.00%

and Funds-of-Funds (fixed income)*	$250,000—$499,999	2.50%	2.56%	2.15%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%

Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%

Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%

Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%

Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia California Intermediate Municipal Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%

Columbia Connecticut Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%

Columbia Georgia Intermediate Municipal Bond Fund,	$250,000—$499,999	2.00%	2.04%	1.75%

Columbia Intermediate Bond Fund,	$500,000—$999,999	1.50%	1.53%	1.25%

Columbia Intermediate Municipal Bond Fund,	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia LifeGoal® Income Portfolio,

Columbia Maryland Intermediate Municipal Bond Fund,

Columbia Massachusetts Intermediate Municipal Bond Fund,

Columbia New York Intermediate Municipal Bond Fund,

Columbia North Carolina Intermediate Municipal Bond Fund,

Columbia Oregon Intermediate Municipal Bond Fund,

Columbia South Carolina Intermediate Municipal Bond Fund

and Columbia Virginia Intermediate Municipal Bond Fund

S.9

			Sales	Amount
		Sales	charge	retained by
		charge	as a	or paid to
		as a	% of the	selling
		% of the	net	agents as a
	Dollar amount of	offering	amount	% of the
Breakpoint Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%

Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%

	$250,000—$999,999	0.50%	0.50%	0.40%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)(d)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes — Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund. “Funds-of-Funds (fixed income)” includes — Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund is treated as an equity Fund for purposes of the table.
(a)	Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A shares of a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•	If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•	If you purchased shares of a Legacy Columbia Fund on or before September 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within one year of purchase. If you purchased shares of a Legacy RiverSource Fund on or before Sept. 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within 18 months of purchase.

•	If you purchased shares of any Fund after September 3, 2010, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

S.10

•	Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentalstm

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is generally the first day of the month in which your purchase was made. However, for Class B shares of Legacy RiverSource Funds (other than former Seligman Funds) purchased before May 21, 2005, the start of the holding period is the first day of the calendar year in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

S.11

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$1 million—$2,999,999	1.00%**
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.
**	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail below under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares Closed.

You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

The CDSC on Class B shares generally declines each year until there is no sales charge for selling shares.

S.12

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*

		Columbia California Intermediate Municipal Bond Fund,
		Columbia Georgia Intermediate Municipal Bond Fund,
		Columbia Connecticut Intermediate Municipal Bond Fund,
		Columbia Intermediate Bond Fund, Columbia Intermediate
		Municipal Bond Fund, Columbia LifeGoal® Income Portfolio,
		Columbia Maryland Intermediate Municipal Bond Fund,
		Columbia Massachusetts Intermediate Municipal Bond
		Fund, Columbia New York Intermediate Municipal Bond Fund,
		Columbia North Carolina Intermediate Municipal Bond Fund,
Number of		Columbia Oregon Intermediate Municipal Bond Fund, Columbia
Years Class B	All Funds except those	Short Term Bond Fund, Columbia South Carolina Intermediate
Shares Held	listed to the right	Municipal Bond Fund and Columbia Virginia Intermediate Municipal Bond Fund

One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

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Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class B Shares — Conversion to Class A Shares

Class B shares purchased in a Legacy Columbia Fund at any time, a Legacy RiverSource Fund (other than a former Seligman fund) at any time, or a former Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a former Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource Fund (other than a former Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy RiverSource Fund on or after May 21, 2005, any Legacy Columbia Fund and any former Seligman fund begin to age as of the first day of the month in which the purchase was made. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on October 31, 2005 under monthly aging.

The following rules apply to the conversion of Class B shares to Class A shares:

•	Class B shares are converted on or about the 15th day of the month that they become eligible for conversion.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•	You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

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Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after one year.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. For more information, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund’s distribution and/or service plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

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The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

Class T Shares — Front-End Sales Charge — Breakpoint Schedule

		Sales charge	Sales charge	Amount retained
		as a %	as a %	by or paid to
		of the	of the	selling agents
Breakpoint	Dollar amount of	offering	net amount	as a % of the
Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

	$0—$49,999	5.75%	6.10%	5.00%

	$50,000—$99,999	4.50%	4.71%	3.75%

Equity Funds	$100,000—$249,999	3.50%	3.63%	2.75%

	$250,000—$499,999	2.50%	2.56%	2.00%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

	$0—$49,999	4.75%	4.99%	4.25%

	$50,000—$99,999	4.50%	4.71%	3.75%

Fixed-Income Funds	$100,000—$249,999	3.50%	3.63%	2.75%

	$250,000—$499,999	2.50%	2.56%	2.00%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•	If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•	Shareholders who purchased Class T shares of a Fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

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•	Shareholders who purchased Class T shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•	Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

In certain circumstances, the CDSC may not apply. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$1 million—$2,999,999	1.00%*
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

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First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

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You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentalstm

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a Class A shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above:

•	Individual or joint accounts;

•	Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

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•	Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

•	Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class T, Class W and/or Class Z shares of the Funds.

The following accounts are not eligible for account value aggregation as described above:

•	Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

•	Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

•	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

•	Charitable and irrevocable trust accounts; and

•	Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

Front-End Sales Charge Waivers

The following categories of investors may buy Class A and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

•	Registered representatives and other employees of affiliated or unaffiliated selling agent having a selling agreement with the Distributor(1);

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the Funds(1);

•	Partners and employees of outside legal counsel to the Funds or the Funds’ directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

•	Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

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•	Purchases made:

•	With dividend or capital gain distributions from a Fund or from the same class of another Fund;

•	Through or under a wrap fee product or other investment product sponsored by a selling agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

(1)	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

•	Through banks, trust companies and thrift institutions, acting as fiduciaries;

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•	Purchases made through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

•	At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC — Waivers of the CDSC for Class A, Class C and Class T shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

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•	for which no sales commission or transaction fee was paid to an authorized selling agent at the time of purchase;

•	purchased through reinvestment of dividend and capital gain distributions;

•	in an account that has been closed because it falls below the minimum account balance;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling agent returns the applicable portion of any commission paid by the Distributor;

•	of Class A shares of a Fund initially purchased by an employee benefit plan;

•	other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies);

•	at a Fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

•	by certain other investors as set forth in more detail in the SAI.

CDSC — Waivers of the CDSC for Class B shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and

•	by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.

S.22

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of the Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling shares of the Fund and providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

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The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution	Service	Combined
	Fee	Fee	Total

Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	none	none	none
Class R (Legacy Columbia Funds)	0.50%	—(e)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(e)
Class R3	0.25%	0.25%(f)	0.50%(f)
Class R4	none	0.25%(f)	0.25%(f)
Class R5	none	none	none
Class T	none	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	none	none	none
Class Z	none	none	none

(a)	As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

	Maximum	Maximum	Maximum
	Class A	Class A	Class A
Funds	Distribution Fee	Service Fee	Combined Total

Legacy RiverSource Funds (other than Columbia Money Market Fund)	Up to 0.25%	Up to 0.25%	0.25%

Columbia Money Market Fund	—	—	0.10%

Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Intermediate Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares

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	Maximum	Maximum	Maximum
	Class A	Class A	Class A
Funds	Distribution Fee	Service Fee	Combined Total

Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia Energy and Natural Resources Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia Small Cap Value Fund I, Columbia Strategic Investor Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia New York Tax-Exempt Fund, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund and Columbia Value and Restructuring Fund	—	0.25%	0.25%

Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%

Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia High Income Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Masters International Equity Portfolio, Columbia Small Cap Value Fund II, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Overseas Value Fund	—	—	0.25%; these Funds pay a combined distribution and service fee pursuant to their combined distribution and shareholder servicing plan for Class A shares

(b)	The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below.
Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c)	Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution

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fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.
(d)	The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Corporate Income Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e)	Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f)	The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g)	The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

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For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares and for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their selling agents with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

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Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Class R3 and Class R4 Shares Plan Administration Fee

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

Selling Agent Compensation

The Distributor and the investment manager make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers.

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The Distributor, the Transfer Agent and the investment manager may also make payments to selling agents, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn Funds) is 0.20% of the average aggregate value of the Fund’s shares maintained in each such account for selling agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor’s and the investment manager’s own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

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Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of shares of the Fund at the end of each business day.

FUNDamentalstm

NAV Calculation

Each of the Fund’s share classes calculates its NAV per share as follows:

(Value of assets of the share class)
NAV	=	− (Liabilities of the share class)

Number of outstanding shares of the class

FUNDamentalstm

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

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If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earning announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

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Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the Fund’s NAV per share on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

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Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

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Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

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Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy — Broker/Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

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Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. For more information see Buying, Selling and Exchanging Shares — Excessive Trading Practices.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

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These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

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•	interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

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Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

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Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account.

Accounts established directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

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Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares Closed

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

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Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•	Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share Class — Class A Shares — Front-end Sales Charges. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are currently only available to the Funds (i.e., fund-of-fund investments).

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Class R Shares

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R3, Class R4 and Class R5 Shares

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class R3, Class R4 or Class R5 shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

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Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and Class R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

Class T Shares Closed

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

Class W Shares

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Class Y shares are available only to the following categories of eligible investors:

•	Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

•	Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

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Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under “Minimum Investments — Additional Investments and Account Balance — Class Z Shares Minimum Investments”

Additional Eligible Investors

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

Minimum Initial Investments and Account Balance

The table below shows the Fund’s minimum initial investment and minimum account balance requirements, which may vary by Fund, class and type of account. The first table relates to accounts other than accounts utilizing a systematic investment plan. The second table relates to investments through a systematic investment plan.

Minimum Investment and Account Balance (Not Applicable to Systematic Investment Plans)

	Minimum	Minimum
	Initial	Account
	investment	balance

For all Funds and classes except those listed below (non-qualified accounts)	$2,000(a)	$250(b)

For all Funds and classes except those listed below (Individual Retirement Accounts)	$1,000	none

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000	$5,000

Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500

Class I, Class R, Class R3, Class R4	none	none

Class R5	variable(c)	none

Class W	$500	$500

Class Y	variable(d)	$250

Class Z	variable(a)(e)	$250(b)

(a)	If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.

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(b)	If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.
(c)	The minimum initial investment amount for Class R5 shares varies depending on eligibility. See Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares above.
(d)	The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class Y Shares.
(e)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. The table below shows the minimum initial investments and minimum account balance for investment through a Systematic Investment Plan:

Minimum Investment and Account Balance — Systematic Investment Plans

	Minimum	Minimum
	Initial	Account
	investment	balance*

For all Funds and classes except those listed below (non-qualified accounts)	$100*(a)	none*(b)

For all Funds and classes except those listed below (Individual Retirement Accounts)	$100*(b)	none

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund, Columbia Global Extended Alpha Fund	$10,000	$5,000

Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500

Class I, Class R, Class R3, Class R4	none	none

Class W	$500	$500

Class Z	variable(c)	none

*	If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly.
(a)	money market Funds — $2,000.
(b)	money market Funds — $1,000.
(c)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

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Class Z Shares Minimum Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•	Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•	Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•	Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held

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Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•	Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•	Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•	Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

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Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed for restrictions applicable to Class B shares.

Wire Purchases

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Other Purchase Rules You Should Know

•	Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•	You buy Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

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•	The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, Class R3, Class R4 and Class R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

Wire Redemptions

You may request that your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

Electronic Funds Transfer

You may sell Class A, Class B, Class C, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

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Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Check Redemption Service

Class A shares and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•	Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any

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applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•	If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•	If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•	If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•	The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

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Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in good form.

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•	The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•	You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

•	If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

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•	A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•	If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•	If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

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You may exchange or sell shares by having your selling agent process your transaction. If you maintain your account directly with your selling agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling agents to learn more about the details of the Class Z shares exchange privilege.

Ways to Request a Sale or Exchange of Shares

Account established with your selling agent

You can exchange or sell Fund shares by having your financial advisor or selling agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•	A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentalsTM

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

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The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

S.57

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•	The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•	Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•	From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•	For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates. described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•	For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

S.58

•	Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•	Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•	If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

S.59

•	For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•	For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•	A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•	The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

S.60

FUNDamentalsTM

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Additional Services and Compensation

In addition to acting as the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other

S.61

Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

S.62

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the investment manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The investment manager and its affiliates receive fees from affiliated funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.63

Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611
Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

S-6266-99 L (9/11)

Prospectus

Columbia Income Opportunities Fund

Prospectus September 29, 2011

Columbia Income Opportunities Fund seeks to provide shareholders with a high total return through current income and capital appreciation.

Class	Ticker Symbol

Class Y	CIOYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 Not FDIC Insured - May Lose Value - No Bank Guarantee

Summary of the Fund
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	4p
Principal Risks of Investing in the Fund	5p
Past Performance	7p
Fund Management	9p
Buying and Selling Shares	9p
Tax Information	10p
Financial Intermediary Compensation	10p
More Information About the Fund	11p
Investment Objective	11p
Principal Investment Strategies of the Fund	11p
Principal Risks of Investing in the Fund	12p
More About Annual Fund Operating Expenses	17p
Other Investment Strategies and Risks	18p
Fund Management and Compensation	21p
Financial Highlights	23p
Choosing a Share Class	S.1
Comparison of Share Classes	S.2
Sales Charges and Commissions	S.7
Reductions/Waivers of Sales Charges	S.17
Distribution and Service Fees	S.23
Selling Agent Compensation	S.28
Buying, Selling and Exchanging Shares	S.30
Share Price Determination	S.30
Transaction Rules and Policies	S.31
Opening an Account and Placing Orders	S.39
Buying Shares	S.41
Selling Shares	S.50
Exchanging Shares	S.52
Distributions and Taxes	S.56
Additional Services and Compensation	S.61
Additional Management Information	S.61

2p  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 CLASS Y PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Income Opportunities Fund (the Fund) seeks to provide shareholders with a high total return through current income and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	None

Annual Fund Operating Expenses(a)
(expenses that you pay each year as a percentage of the value of your investment)

Class Y
Management fees	0.58%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.12%
Total annual fund operating expenses	0.70%

(a)	Expense ratios have been adjusted to reflect current fees.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 CLASS Y PROSPECTUS  3p

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Class Y	$72	$224	$390	$874

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund’s assets are invested primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market. These income-producing debt securities include corporate debt securities as well as bank loans. The Fund will purchase only securities rated B or above, or if unrated, securities determined by the investment manager to be of comparable quality. If a security falls below a B rating after investment by the Fund, the Fund may continue to hold the security. Up to 25% of the Fund’s net assets may be in foreign investments.

Corporate debt securities in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities. Bank loans (which may commonly be referred to as “floating rate loans”), which are another form of financing, are typically secured, with interest rates that adjust or “float” periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, such as LIBOR (London Interbank Offered Rate), plus a premium). Secured debt instruments are ordinarily secured by specific collateral or assets of the issuer or borrower such that holders of these instruments will have claims senior to the claims of other parties who hold unsecured instruments.

4p  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 CLASS Y PROSPECTUS

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. Because the Fund emphasizes high-yield investments, analysis of credit risk is more important in selecting investments than either maturity or duration. While maturity and duration are both closely monitored, neither is a primary factor in the decision making process.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Counterparty Risk. Counterparty risk is the risk that the Fund’s counterparty becomes bankrupt or otherwise fails to perform its obligations, including making payments to the Fund, and the Fund may obtain no or only limited recovery of its investments, and any recovery may be significantly delayed.

Credit Risk. Credit risk is the risk that loans or other securities in the Fund’s portfolio may or will decline in price or fail to pay interest or repay principal when due because the borrower of the loan or the issuer of the security will default or otherwise become unable or unwilling to honor its financial obligations, including as a result of bankruptcy. Bankruptcies may cause a delay to the Fund in acting on the collateral securing a loan, which may adversely affect the Fund. Further, there is risk that a court could take action adverse to the holders of a loan. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. Lower quality or unrated loans or securities held by the Fund may present increased credit risk.

Highly Leveraged Transactions Risk. The loans and other securities in which the Fund invests may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

High-Yield Securities Risk. The Fund’s investment in below-investment grade loans or other fixed-income securities (i.e., high-yield or junk) exposes the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade loans or other similarly rated debt securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 CLASS Y PROSPECTUS  5p

Impairment of Collateral Risk. The value of any collateral securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Floating rate loans may decline in value.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. When interest rates rise, prices of fixed-income securities generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations. Securities with floating interest rates may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s net asset value.

Issuer Risk. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult to sell the security at desirable prices. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Loans and other securities may trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

6p  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 CLASS Y PROSPECTUS

Risks of Foreign Investing. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund’s portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

PAST PERFORMANCE

Class Y shares have not been in existence for one full calendar year as of the date of this prospectus and therefore performance information for this share class is not shown. The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, for the Fund’s Class A shares (which are not offered under this prospectus), respectively:

•	how the Fund’s Class A performance has varied for each full calendar year shown on the bar chart; and

•	how the Fund’s Class A average annual total returns compare to recognized measures of market performance shown on the table.

The sales charge for Class A shares is not reflected in the bar chart or the table. Class Y shares are not subject to a sales charge. If the Class A sales charge was reflected, returns would be lower than those shown.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

After-tax returns are shown for Class A shares. After-tax returns for Class Y shares will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 CLASS Y PROSPECTUS  7p

CLASS A* ANNUAL TOTAL RETURNS (WITHOUT SALES CHARGE)
60% 40% 20% 0% -20% -40% +10.31% +3.72% +8.48% +2.78% -19.57% +40.26% +13.12% 2004 2005 2006 2007 2008 2009 2010

(calendar year)

During the periods shown:

•	Highest return for a calendar quarter was +16.27% (quarter ended June 30, 2009).

•	Lowest return for a calendar quarter was -14.30% (quarter ended December 31, 2008).

•	Class A year-to-date return was +4.31% at June 30, 2011.

8p  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 CLASS Y PROSPECTUS

Average Annual Total Returns (without sales charge)

Classes A
Since
inception
(for periods ended December 31, 2010)	1 year	5 years	(6/19/03)

Columbia Income Opportunities Fund
Class A* — before taxes	+13.12%	+7.30%	+7.63%
Class A* — after taxes on distributions	+8.81%	+4.24%	+4.74%
Class A* — after taxes on distributions and redemption of fund shares	+8.67%	+4.41%	+4.81%
Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (reflects no deduction for fees, expenses or taxes)	+14.25%	+7.62%	+7.78%
Lipper High Current Yield Bond Funds Index (reflects no deduction for fees or taxes)	+14.91%	+6.58%	+7.30%

*	The returns shown are for Class A shares without the applicable front-end sales charge. Class Y shares, which are sold without a sales charge, would have substantially similar annual returns as Class A shares because the classes of shares invest in the same portfolio of securities and would differ only to the extent that the classes do not have the same expenses. Class A share returns have not been adjusted to reflect differences in class-related expenses. If differences in class-related expenses were reflected (i.e., if expenses of Class Y shares were reflected in the Class A share returns), the returns shown for Class A shares for all periods would be higher.

Fund performance information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Bond Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Brian Lavin, CFA	Portfolio Manager	2003

BUYING AND SELLING SHARES

Minimum Initial Investment	Class Y

For investors other than systematic investment plans	Variable*
Systematic investment plans	$100+

*	$1 million for individual investors and institutional clients, and no minimum initial investment for group retirement plans with $10 million in plan assets.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 CLASS Y PROSPECTUS  9p

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081

Express Mail: Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

10p  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 CLASS Y PROSPECTUS

More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Income Opportunities Fund (the Fund) seeks to provide shareholders with a high total return through current income and capital appreciation. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund’s assets are invested primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market. These income-producing debt securities include corporate debt securities as well as bank loans. The Fund will purchase only securities rated B or above, or if unrated, securities determined by the investment manager to be of comparable quality. If a security falls below a B rating after investment by the Fund, the Fund may continue to hold the security. Up to 25% of the Fund’s net assets may be in foreign investments.

Corporate debt securities in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities. Bank loans (which may commonly be referred to as “floating rate loans”), which are another form of financing, are typically secured, with interest rates that adjust or “float” periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, such as LIBOR (London Interbank Offered Rate), plus a premium). Secured debt instruments are ordinarily secured by specific collateral or assets of the issuer or borrower such that holders of these instruments will have claims senior to the claims of other parties who hold unsecured instruments.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund, and a bond fund investor, faces as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk. Because the Fund emphasizes high-yield investments, analysis of credit risk is generally more important in selecting investments than either maturity or duration. While maturity and duration are both closely monitored, neither is a primary factor in the decision making process.

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In pursuit of the Fund’s objectives, Columbia Management Investment Advisers, LLC (the investment manager) chooses investments using:

•	Rigorous, in-house credit research using a proprietary risk and relative value rating system with the goal of generating strong risk-adjusted returns.

•	A process focused on identifying issuers with improving credit quality characterized by several factors including:

•	stable and strengthening cash flows,

•	the ability to de-leverage through free cash flow,

•	asset valuations supporting debt,

•	strong management,

•	strong and sustainable market positioning, and

•	access to capital.

•	A top down assessment of broad economic and market conditions to determine quality and industry weightings.

Additionally, for bank loans, the investment manager’s process includes a review of the legal documentation supporting the loan, including an analysis of the covenants and the rights and remedies of the lender.

In evaluating whether to sell an investment, considerations by the investment manager include but are not limited to:

•	Deterioration in the issuer’s results relative to analyst expectations,

•	Inability of the issuer to de-leverage,

•	Reduced asset coverage for the issuer,

•	Deterioration in the issuer’s competitive position,

•	Reduced access to capital for the issuer,

•	Changes in the issuer’s management,

•	The investment manager’s price target for the security has been achieved, and

•	The investment manager’s assessment of the security’s relative upside value is limited.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

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Counterparty Risk. The Fund is subject to the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle held by the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

Credit Risk. Credit risk is the risk that the borrower of a loan or the issuer of another debt security may or will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments to the Fund. Rating agencies assign credit ratings to certain loans and other fixed-income securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the credit rating of the borrower or the issuer or other news affects the market’s perception of the credit risk of the borrower or the issuer. If the issuer of a loan declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral securing the loan, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a floating rate loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. If the Fund purchases unrated loans or other debt securities, or if the rating of a loan or security is reduced after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Non-investment grade loans or securities (commonly called “high-yield” or “junk”) have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it.

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Highly Leveraged Transactions Risk. The loans or other securities in which the Fund invests may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The Fund’s investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the Fund’s portfolio managers upon their credit analysis to be a suitable investment for the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

High-Yield Securities Risk. Non-investment grade loans or other fixed-income securities, commonly called “high-yield “or “junk,” may react more to perceived changes in the ability of the borrower or issuing entity to pay interest and repay principal when due than to changes in interest rates. Non-investment grade loans or other debt securities have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Impairment of Collateral Risk. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed-income securities: when interest rates rise, the prices generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s net asset value.

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Issuer Risk. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans also may trade infrequently on the secondary market. The value of the loan to the Fund may be impaired in the event that the Fund needs to liquidate such loans. The inability to purchase or sell floating rate loans and other debt securities at a fair price may have a negative impact on the Fund’s performance. Securities in which the Fund invests may be traded in the over-the-counter market rather than on an organized exchange and therefore may be more difficult to purchase or sell at a fair price.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

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Risks of Foreign Investing. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the risks associated with political, economic, social and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the risks associated with the process of clearing and settling trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

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MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, “Fees and Expenses of the Fund” that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund’s average net assets as of a different period or a different point in time, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund’s operating expenses that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The investment manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through September 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.79% for Class Y.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

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OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF’s share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

Additionally, the Fund may use derivatives such as futures, options, forward contracts, and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments will typically increase the Fund’s exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

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Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the portfolio managers would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Even though the Fund’s policies permit the use of derivatives, the portfolio managers are not required to use derivatives.

For more information on strategies and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s SAI. For more information on the Fund’s holdings, see its annual and semiannual reports.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions including, for example, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent securities trades, which could result in increased trading expenses and taxes, and decreased performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to approved broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

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Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund’s performance. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Financial Highlights.”

Directed Brokerage. The Fund’s Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

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FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the most recent fiscal year was 0.58% of the Fund’s average daily net assets. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses.

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A new investment management services agreement (new IMS Agreement) with Columbia Management was approved by the Board in September 2010 and by Fund shareholders at a Joint Special Meeting of Shareholders held on February 15, 2011 in connection with various initiatives to achieve consistent investment management service and fee structures across all Columbia funds. The new IMS Agreement includes changes to the investment advisory fee rates payable to Columbia Management. Effective March 1, 2011, the investment management services fee is equal to a percentage of the Fund’s average daily net assets, with such rate declining from 0.590% to 0.360% as the Fund’s net assets increase. A discussion regarding the basis for the Board approving the new IMS Agreement is available in the Fund’s semiannual shareholder report for the period ended January 31, 2011.

Portfolio Manager. The portfolio manager responsible for the day-to-day management of the Fund is:

Brian Lavin, CFA, Portfolio Manager

•	Has managed the Fund since 2003.

•	Sector Manager on the High Yield Fixed Income Sector Team.

•	Joined the investment manager in 1994 as a high yield analyst.

•	Began investment career in 1986.

•	MBA, University of Wisconsin — Milwaukee.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

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Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

	Year ended
	July 31,
	2011(a)
Class Y
Per share data
Net asset value, beginning of period	$9.76

Income from investment operations
Net investment income	0.25
Net realized and unrealized gain on investments	0.02

Total from investment operations	0.27

Less distributions to shareholders from:
Net investment income	(0.25)

Net asset value, end of period	$9.78

Total return	2.81%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.66%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.66%	(c)

Net investment income	6.46%	(c)

Supplemental data
Net assets, end of period (in thousands)	$10,464

Portfolio turnover	84%

Notes to Financial Highlights

(a)	For the period from March 7, 2011 (commencement of operations) to July 31, 2011.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

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Information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Bond Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

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Choosing a Share Class

The Funds

The Columbia and Columbia Acorn Funds share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling agent (as defined below) should consider the combined market value of all Columbia and Columbia Acorn Funds owned by the investor or his/her “immediate family.” For details on this particular policy, see Choosing a Share Class — Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions.

Funds and portfolios that bore the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. For a list of Legacy Columbia Funds, see Appendix E to the Fund’s SAI. The funds that historically bore the RiverSource brand, including those renamed to bear the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. For a list of Legacy RiverSource Funds, see Appendix F to the Fund’s SAI. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds.

The Funds’ primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

FUNDamentalstm

Fund Share Classes

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus.

Funds Contact Information

Additional information about the Funds can be obtained at columbiamanagement.com*, by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.1

Comparison of Share Classes

Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDamentalstm

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

S.2

		Investment	Conversion
	Eligible Investors and Minimum Initial Investments(a)	Limits	Features

Class A*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	none	none

Class B*	Closed to new investors(h)	up to $49,999	Converts to Class A shares generally eight years after purchase.(i)

Class C*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	up to $999,999; no limit for eligible employee benefit plans.(j)	none

Class I*	Available only to other Funds (i.e., fund-of-fund investments)	none	none

Class R*	Available only to eligible retirement plans and health savings accounts; no minimum initial investment	none	none

Class R3*	Class R3 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none

Class R4*	Class R4 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none

Class R5*	Class R5 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, health savings accounts and, if approved by the Distributor, institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments(l)	none	none

Class T	Available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)	none	none

S.3

		Investment	Conversion
	Eligible Investors and Minimum Initial Investments(a)	Limits	Features

Class W*	Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs	none	none

Class Y*	Available to certain categories of investors which are subject to minimum initial investment requirements; currently offered only to former shareholders of the former Columbia Funds Institutional Trust(o)	none	none

Class Z*	Available only to certain eligible investors, which are subject to different minimum initial investment requirements, ranging from $0 to $2,000	none	none

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)

Class A*	5.75% maximum, declining to 0% on investments of $1 million or more None for money market Funds and certain other Funds(f)	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(g)

Class B*	none	5.00% maximum, gradually declining to 0% after six years(i)

Class C*	none	1.00% on certain investments redeemed within one year of purchase

Class I*	none	none

Class R*	none	none

Class R3*	none	none

Class R4*	none	none

Class R5*	none	none

Class T	5.75% maximum, declining to 0% on investments of $1 million or more	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(n)

Class W*	none	none

S.4

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)

Class Y*	none	none

Class Z*	none	none

Non 12b-1
	Maximum Distribution and Service (12b-1) Fees(c)	Service Fees(d)

Class A*	Legacy Columbia Funds: distribution fee up to 0.25% and service fee up to 0.25%; Legacy RiverSource Funds: 0.25% distribution and service fees, except Columbia Money Market Fund, which pays 0.10%	none

Class B*	0.75% distribution fee and 0.25% service fee, with certain exceptions.	none

Class C*	0.75% distribution fee; 0.25% service fee	none

Class I*	none	none

Class R*	Legacy Columbia Funds: 0.50% distribution fee; Legacy RiverSource Funds: 0.50% fee, of which service fee may be up to 0.25%	none

Class R3*	0.25% distribution fee	0.25%(k)

Class R4*	none	0.25%(k)

Class R5*	none	none

Class T	none	up to 0.50%(m)

Class W*	0.25% distribution and service fees, with certain exceptions	none

Class Y*	none	none

Class Z*	none	none

*	For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a)	See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b)	Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
(c)	These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia Funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up

S.5

to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For more information on these voluntary waivers, see Choosing a Share Class — Distribution and Service Fees. Compensation paid to selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.
(d)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees and Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.
(e)	The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders.
(f)	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund.
(g)	There is no CDSC on Class A shares of money market Funds or the Funds identified in footnote (f) above. Shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur, for Legacy Columbia Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within one year of purchase and for Legacy RiverSource Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within 18 months of purchase.
(h)	The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling agent may have different policies, including automatically redirecting the purchase order to a money market Fund. See Choosing a Share Class — Class A Shares — Front-end Sales Charge for additional information about Class A shares.
(i)	Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Class B Shares — Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.
(j)	There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees.
(l)	Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of such share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares.
(m)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.
(n)	Class T shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on

S.6

or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.
(o)	Class Y shares are available only to the following categories of investors: (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling agent). Sales charges vary depending on the amount of your purchase.

S.7

FUNDamentalstm

Front-End Sales Charge Calculation

The following table presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund in the table below) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund).

S.8

Class A Shares — Front-End Sales Charge — Breakpoint Schedule

			Sales	Amount
		Sales	charge	retained by
		charge	as a	or paid to
		as a	% of the	selling
		% of the	net	agents as a
	Dollar amount of	offering	amount	% of the
Breakpoint Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

	$0—$49,999	5.75%	6.10%	5.00%

Equity Funds,	$50,000—$99,999	4.50%	4.71%	3.75%

Columbia Absolute Return Enhanced Multi-Strategy Fund and	$100,000—$249,999	3.50%	3.63%	3.00%

Funds-of-Funds (equity)*	$250,000—$499,999	2.50%	2.56%	2.15%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

	$0—$49,999	4.75%	4.99%	4.00%

	$50,000—$99,999	4.25%	4.44%	3.50%

Fixed Income Funds (except those listed below)	$100,000—$249,999	3.50%	3.63%	3.00%

and Funds-of-Funds (fixed income)*	$250,000—$499,999	2.50%	2.56%	2.15%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%

Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%

Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%

Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%

Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia California Intermediate Municipal Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%

Columbia Connecticut Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%

Columbia Georgia Intermediate Municipal Bond Fund,	$250,000—$499,999	2.00%	2.04%	1.75%

Columbia Intermediate Bond Fund,	$500,000—$999,999	1.50%	1.53%	1.25%

Columbia Intermediate Municipal Bond Fund,	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia LifeGoal® Income Portfolio,

Columbia Maryland Intermediate Municipal Bond Fund,

Columbia Massachusetts Intermediate Municipal Bond Fund,

Columbia New York Intermediate Municipal Bond Fund,

Columbia North Carolina Intermediate Municipal Bond Fund,

Columbia Oregon Intermediate Municipal Bond Fund,

Columbia South Carolina Intermediate Municipal Bond Fund

and Columbia Virginia Intermediate Municipal Bond Fund

S.9

			Sales	Amount
		Sales	charge	retained by
		charge	as a	or paid to
		as a	% of the	selling
		% of the	net	agents as a
	Dollar amount of	offering	amount	% of the
Breakpoint Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%

Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%

	$250,000—$999,999	0.50%	0.50%	0.40%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)(d)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes — Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund. “Funds-of-Funds (fixed income)” includes — Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund is treated as an equity Fund for purposes of the table.
(a)	Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A shares of a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•	If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•	If you purchased shares of a Legacy Columbia Fund on or before September 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within one year of purchase. If you purchased shares of a Legacy RiverSource Fund on or before Sept. 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within 18 months of purchase.

S.10

•	If you purchased shares of any Fund after September 3, 2010, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

•	Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentalstm

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is generally the first day of the month in which your purchase was made. However, for Class B shares of Legacy RiverSource Funds (other than former Seligman Funds) purchased before May 21, 2005, the start of the holding period is the first day of the calendar year in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

S.11

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$1 million—$2,999,999	1.00%**
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.
**	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail below under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares Closed.

You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

The CDSC on Class B shares generally declines each year until there is no sales charge for selling shares.

S.12

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*

		Columbia California Intermediate Municipal Bond Fund,
		Columbia Georgia Intermediate Municipal Bond Fund,
		Columbia Connecticut Intermediate Municipal Bond Fund,
		Columbia Intermediate Bond Fund, Columbia Intermediate
		Municipal Bond Fund, Columbia LifeGoal® Income Portfolio,
		Columbia Maryland Intermediate Municipal Bond Fund,
		Columbia Massachusetts Intermediate Municipal Bond
		Fund, Columbia New York Intermediate Municipal Bond Fund,
		Columbia North Carolina Intermediate Municipal Bond Fund,
Number of		Columbia Oregon Intermediate Municipal Bond Fund, Columbia
Years Class B	All Funds except those	Short Term Bond Fund, Columbia South Carolina Intermediate
Shares Held	listed to the right	Municipal Bond Fund and Columbia Virginia Intermediate Municipal Bond Fund

One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

S.13

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class B Shares — Conversion to Class A Shares

Class B shares purchased in a Legacy Columbia Fund at any time, a Legacy RiverSource Fund (other than a former Seligman fund) at any time, or a former Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a former Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource Fund (other than a former Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy RiverSource Fund on or after May 21, 2005, any Legacy Columbia Fund and any former Seligman fund begin to age as of the first day of the month in which the purchase was made. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on October 31, 2005 under monthly aging.

The following rules apply to the conversion of Class B shares to Class A shares:

•	Class B shares are converted on or about the 15th day of the month that they become eligible for conversion.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•	You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

S.14

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after one year.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. For more information, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund’s distribution and/or service plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

S.15

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

Class T Shares — Front-End Sales Charge — Breakpoint Schedule

		Sales charge	Sales charge	Amount retained
		as a %	as a %	by or paid to
		of the	of the	selling agents
Breakpoint	Dollar amount of	offering	net amount	as a % of the
Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

	$0—$49,999	5.75%	6.10%	5.00%

	$50,000—$99,999	4.50%	4.71%	3.75%

Equity Funds	$100,000—$249,999	3.50%	3.63%	2.75%

	$250,000—$499,999	2.50%	2.56%	2.00%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

	$0—$49,999	4.75%	4.99%	4.25%

	$50,000—$99,999	4.50%	4.71%	3.75%

Fixed-Income Funds	$100,000—$249,999	3.50%	3.63%	2.75%

	$250,000—$499,999	2.50%	2.56%	2.00%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•	If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•	Shareholders who purchased Class T shares of a Fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

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•	Shareholders who purchased Class T shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•	Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

In certain circumstances, the CDSC may not apply. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$1 million—$2,999,999	1.00%*
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

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First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

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You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

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Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a Class A shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above:

•	Individual or joint accounts;

•	Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

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•	Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

•	Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class T, Class W and/or Class Z shares of the Funds.

The following accounts are not eligible for account value aggregation as described above:

•	Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

•	Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

•	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

•	Charitable and irrevocable trust accounts; and

•	Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

Front-End Sales Charge Waivers

The following categories of investors may buy Class A and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

•	Registered representatives and other employees of affiliated or unaffiliated selling agent having a selling agreement with the Distributor(1);

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the Funds(1);

•	Partners and employees of outside legal counsel to the Funds or the Funds’ directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

•	Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

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•	Purchases made:

•	With dividend or capital gain distributions from a Fund or from the same class of another Fund;

•	Through or under a wrap fee product or other investment product sponsored by a selling agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

(1)	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

•	Through banks, trust companies and thrift institutions, acting as fiduciaries;

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•	Purchases made through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

•	At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC — Waivers of the CDSC for Class A, Class C and Class T shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

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•	for which no sales commission or transaction fee was paid to an authorized selling agent at the time of purchase;

•	purchased through reinvestment of dividend and capital gain distributions;

•	in an account that has been closed because it falls below the minimum account balance;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling agent returns the applicable portion of any commission paid by the Distributor;

•	of Class A shares of a Fund initially purchased by an employee benefit plan;

•	other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies);

•	at a Fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

•	by certain other investors as set forth in more detail in the SAI.

CDSC — Waivers of the CDSC for Class B shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and

•	by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.

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Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of the Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling shares of the Fund and providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

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The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution	Service	Combined
	Fee	Fee	Total

Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	none	none	none
Class R (Legacy Columbia Funds)	0.50%	—(e)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(e)
Class R3	0.25%	0.25%(f)	0.50%(f)
Class R4	none	0.25%(f)	0.25%(f)
Class R5	none	none	none
Class T	none	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	none	none	none
Class Z	none	none	none

(a)	As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

	Maximum	Maximum	Maximum
	Class A	Class A	Class A
Funds	Distribution Fee	Service Fee	Combined Total

Legacy RiverSource Funds (other than Columbia Money Market Fund)	Up to 0.25%	Up to 0.25%	0.25%

Columbia Money Market Fund	—	—	0.10%

Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Intermediate Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares

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	Maximum	Maximum	Maximum
	Class A	Class A	Class A
Funds	Distribution Fee	Service Fee	Combined Total

Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia Energy and Natural Resources Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia Small Cap Value Fund I, Columbia Strategic Investor Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia New York Tax-Exempt Fund, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund and Columbia Value and Restructuring Fund	—	0.25%	0.25%

Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%

Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia High Income Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Masters International Equity Portfolio, Columbia Small Cap Value Fund II, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Overseas Value Fund	—	—	0.25%; these Funds pay a combined distribution and service fee pursuant to their combined distribution and shareholder servicing plan for Class A shares

(b)	The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below.
Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c)	Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution

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fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.
(d)	The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Corporate Income Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e)	Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f)	The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g)	The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

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For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares and for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their selling agents with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

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Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Class R3 and Class R4 Shares Plan Administration Fee

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

Selling Agent Compensation

The Distributor and the investment manager make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers.

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The Distributor, the Transfer Agent and the investment manager may also make payments to selling agents, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn Funds) is 0.20% of the average aggregate value of the Fund’s shares maintained in each such account for selling agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor’s and the investment manager’s own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

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Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of shares of the Fund at the end of each business day.

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NAV Calculation

Each of the Fund’s share classes calculates its NAV per share as follows:

(Value of assets of the share class)
NAV	=	− (Liabilities of the share class)

Number of outstanding shares of the class

FUNDamentalstm

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

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If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earning announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

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Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the Fund’s NAV per share on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

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Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

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Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

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Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy — Broker/Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

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Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. For more information see Buying, Selling and Exchanging Shares — Excessive Trading Practices.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

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These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

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•	interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

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Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

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Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account.

Accounts established directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

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Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares Closed

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

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Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•	Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share Class — Class A Shares — Front-end Sales Charges. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are currently only available to the Funds (i.e., fund-of-fund investments).

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Class R Shares

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R3, Class R4 and Class R5 Shares

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class R3, Class R4 or Class R5 shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

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Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and Class R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

Class T Shares Closed

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

Class W Shares

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Class Y shares are available only to the following categories of eligible investors:

•	Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

•	Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

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Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under “Minimum Investments — Additional Investments and Account Balance — Class Z Shares Minimum Investments”

Additional Eligible Investors

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

Minimum Initial Investments and Account Balance

The table below shows the Fund’s minimum initial investment and minimum account balance requirements, which may vary by Fund, class and type of account. The first table relates to accounts other than accounts utilizing a systematic investment plan. The second table relates to investments through a systematic investment plan.

Minimum Investment and Account Balance (Not Applicable to Systematic Investment Plans)

	Minimum	Minimum
	Initial	Account
	investment	balance

For all Funds and classes except those listed below (non-qualified accounts)	$2,000(a)	$250(b)

For all Funds and classes except those listed below (Individual Retirement Accounts)	$1,000	none

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000	$5,000

Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500

Class I, Class R, Class R3, Class R4	none	none

Class R5	variable(c)	none

Class W	$500	$500

Class Y	variable(d)	$250

Class Z	variable(a)(e)	$250(b)

(a)	If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.

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(b)	If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.
(c)	The minimum initial investment amount for Class R5 shares varies depending on eligibility. See Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares above.
(d)	The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class Y Shares.
(e)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. The table below shows the minimum initial investments and minimum account balance for investment through a Systematic Investment Plan:

Minimum Investment and Account Balance — Systematic Investment Plans

	Minimum	Minimum
	Initial	Account
	investment	balance*

For all Funds and classes except those listed below (non-qualified accounts)	$100*(a)	none*(b)

For all Funds and classes except those listed below (Individual Retirement Accounts)	$100*(b)	none

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund, Columbia Global Extended Alpha Fund	$10,000	$5,000

Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500

Class I, Class R, Class R3, Class R4	none	none

Class W	$500	$500

Class Z	variable(c)	none

*	If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly.
(a)	money market Funds — $2,000.
(b)	money market Funds — $1,000.
(c)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

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Class Z Shares Minimum Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•	Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•	Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•	Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held

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Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•	Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•	Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•	Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

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Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed for restrictions applicable to Class B shares.

Wire Purchases

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Other Purchase Rules You Should Know

•	Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•	You buy Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

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•	The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, Class R3, Class R4 and Class R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

Wire Redemptions

You may request that your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

Electronic Funds Transfer

You may sell Class A, Class B, Class C, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

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Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Check Redemption Service

Class A shares and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•	Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any

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applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•	If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•	If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•	If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•	The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

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Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in good form.

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•	The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•	You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

•	If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

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•	A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•	If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•	If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

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You may exchange or sell shares by having your selling agent process your transaction. If you maintain your account directly with your selling agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling agents to learn more about the details of the Class Z shares exchange privilege.

Ways to Request a Sale or Exchange of Shares

Account established with your selling agent

You can exchange or sell Fund shares by having your financial advisor or selling agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•	A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentalsTM

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

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The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

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Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•	The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•	Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•	From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•	For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates. described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•	For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

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•	Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•	Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•	If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

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•	For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•	For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•	A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•	The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

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FUNDamentalsTM

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Additional Services and Compensation

In addition to acting as the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other

S.61

Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

S.62

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the investment manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The investment manager and its affiliates receive fees from affiliated funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.63

Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

S-6566-99 L (9/11)

Prospectus

Columbia Income Opportunities Fund

Prospectus September 29, 2011

Columbia Income Opportunities Fund seeks to provide shareholders with a high total return through current income and capital appreciation.

Class	Ticker Symbol

Class Z	CIOZX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 Not FDIC Insured - May Lose Value - No Bank Guarantee

Summary of the Fund
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	4p
Principal Risks of Investing in the Fund	5p
Past Performance	7p
Fund Management	9p
Buying and Selling Shares	9p
Tax Information	10p
Financial Intermediary Compensation	10p
More Information About the Fund	11p
Investment Objective	11p
Principal Investment Strategies of the Fund	11p
Principal Risks of Investing in the Fund	12p
More About Annual Fund Operating Expenses	17p
Other Investment Strategies and Risks	18p
Fund Management and Compensation	21p
Financial Highlights	23p
Choosing a Share Class	S.1
Comparison of Share Classes	S.2
Sales Charges and Commissions	S.7
Reductions/Waivers of Sales Charges	S.17
Distribution and Service Fees	S.23
Selling Agent Compensation	S.28
Buying, Selling and Exchanging Shares	S.30
Share Price Determination	S.30
Transaction Rules and Policies	S.31
Opening an Account and Placing Orders	S.39
Buying Shares	S.41
Selling Shares	S.50
Exchanging Shares	S.52
Distributions and Taxes	S.56
Additional Services and Compensation	S.61
Additional Management Information	S.61

2p  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 CLASS Z PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Income Opportunities Fund (the Fund) seeks to provide shareholders with a high total return through current income and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	None

Annual Fund Operating Expenses(a)
(expenses that you pay each year as a percentage of the value of your investment)

Class Z
Management fees	0.58%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.23%
Total annual fund operating expenses	0.81%
Less: Fee waiver/expense reimbursement(b)	(0.02%)
Total annual fund operating expenses after fee waiver/expense reimbursement(b)	0.79%

(a)	Expense ratios have been adjusted to reflect current fees.

(b)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until September 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not exceed the annual rate of 0.79% for Class Z.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 CLASS Z PROSPECTUS  3p

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Class Z	$81	$257	$448	$1,004

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund’s assets are invested primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market. These income-producing debt securities include corporate debt securities as well as bank loans. The Fund will purchase only securities rated B or above, or if unrated, securities determined by the investment manager to be of comparable quality. If a security falls below a B rating after investment by the Fund, the Fund may continue to hold the security. Up to 25% of the Fund’s net assets may be in foreign investments.

Corporate debt securities in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities. Bank loans (which may commonly be referred to as “floating rate loans”), which are another form of financing, are typically secured, with interest rates that adjust or “float” periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, such as LIBOR (London Interbank Offered Rate), plus a premium). Secured debt instruments are ordinarily secured by specific collateral or assets of the issuer or borrower such that holders of these instruments will have claims senior to the claims of other parties who hold unsecured instruments.

4p  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 CLASS Z PROSPECTUS

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. Because the Fund emphasizes high-yield investments, analysis of credit risk is more important in selecting investments than either maturity or duration. While maturity and duration are both closely monitored, neither is a primary factor in the decision making process.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Counterparty Risk. Counterparty risk is the risk that the Fund’s counterparty becomes bankrupt or otherwise fails to perform its obligations, including making payments to the Fund, and the Fund may obtain no or only limited recovery of its investments, and any recovery may be significantly delayed.

Credit Risk. Credit risk is the risk that loans or other securities in the Fund’s portfolio may or will decline in price or fail to pay interest or repay principal when due because the borrower of the loan or the issuer of the security will default or otherwise become unable or unwilling to honor its financial obligations, including as a result of bankruptcy. Bankruptcies may cause a delay to the Fund in acting on the collateral securing a loan, which may adversely affect the Fund. Further, there is risk that a court could take action adverse to the holders of a loan. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. Lower quality or unrated loans or securities held by the Fund may present increased credit risk.

Highly Leveraged Transactions Risk. The loans and other securities in which the Fund invests may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

High-Yield Securities Risk. The Fund’s investment in below-investment grade loans or other fixed-income securities (i.e., high-yield or junk) exposes the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade loans or other similarly rated debt securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 CLASS Z PROSPECTUS  5p

Impairment of Collateral Risk. The value of any collateral securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Floating rate loans may decline in value.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. When interest rates rise, prices of fixed-income securities generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations. Securities with floating interest rates may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s net asset value.

Issuer Risk. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult to sell the security at desirable prices. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Loans and other securities may trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

6p  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 CLASS Z PROSPECTUS

Risks of Foreign Investing. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund’s portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

PAST PERFORMANCE

Class Z shares have not been in existence for one full calendar year as of the date of this prospectus and therefore performance information for this share class is not shown. The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, for the Fund’s Class A shares (which are not offered under this prospectus), respectively:

•	how the Fund’s Class A performance has varied for each full calendar year shown on the bar chart; and

•	how the Fund’s Class A average annual total returns compare to recognized measures of market performance shown on the table.

The sales charge for Class A shares is not reflected in the bar chart or the table. Class Z shares are not subject to a sales charge. If the Class A sales charge was reflected, returns would be lower than those shown.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 CLASS Z PROSPECTUS  7p

After-tax returns are shown for Class A shares. After-tax returns for Class Z shares will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

CLASS A* ANNUAL TOTAL RETURNS (WITHOUT SALES CHARGE)
60% 40% 20% 0% -20% -40% +10.31% +3.72% +8.48% +2.78% -19.57% +40.26% +13.12% 2004 2005 2006 2007 2008 2009 2010

(calendar year)

During the periods shown:

•	Highest return for a calendar quarter was +16.27% (quarter ended June 30, 2009).

•	Lowest return for a calendar quarter was -14.30% (quarter ended December 31, 2008).

•	Class A year-to-date return was +4.31% at June 30, 2011.

8p  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 CLASS Z PROSPECTUS

Average Annual Total Returns (without sales charge)

Classes A
Since
inception
(for periods ended December 31, 2010)	1 year	5 years	(06/19/03)

Columbia Income Opportunities Fund
Class A* — before taxes	+13.12%	+7.30%	+7.63%
Class A* — after taxes on distributions	+8.81%	+4.24%	+4.74%
Class A* — after taxes on distributions and redemption of fund shares	+8.67%	+4.41%	+4.81%
Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (reflects no deduction for fees, expenses or taxes)	+14.25%	+7.62%	+7.78%
Lipper High Current Yield Bond Funds Index (reflects no deduction for fees or taxes)	+14.91%	+6.58%	+7.30%

*	The returns shown are for Class A shares without the applicable front-end sales charge. Class Z shares, which are sold without a sales charge, would have substantially similar annual returns as Class A shares because the classes of shares invest in the same portfolio of securities and would differ only to the extent that the classes do not have the same expenses. Class A share returns have not been adjusted to reflect differences in class-related expenses. If differences in class-related expenses were reflected (i.e., if expenses of Class Z shares were reflected in the Class A share returns), the returns shown for Class A shares for all periods would be higher.

Fund performance information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Bond Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Brian Lavin, CFA	Portfolio Manager	2003

BUYING AND SELLING SHARES

The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor.

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 CLASS Z PROSPECTUS  9p

Express Mail: Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

10p  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 CLASS Z PROSPECTUS

More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Income Opportunities Fund (the Fund) seeks to provide shareholders with a high total return through current income and capital appreciation. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund’s assets are invested primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market. These income-producing debt securities include corporate debt securities as well as bank loans. The Fund will purchase only securities rated B or above, or if unrated, securities determined by the investment manager to be of comparable quality. If a security falls below a B rating after investment by the Fund, the Fund may continue to hold the security. Up to 25% of the Fund’s net assets may be in foreign investments.

Corporate debt securities in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities. Bank loans (which may commonly be referred to as “floating rate loans”), which are another form of financing, are typically secured, with interest rates that adjust or “float” periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, such as LIBOR (London Interbank Offered Rate), plus a premium). Secured debt instruments are ordinarily secured by specific collateral or assets of the issuer or borrower such that holders of these instruments will have claims senior to the claims of other parties who hold unsecured instruments.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund, and a bond fund investor, faces as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk. Because the Fund emphasizes high-yield investments, analysis of credit risk is generally more important in selecting investments than either maturity or duration. While maturity and duration are both closely monitored, neither is a primary factor in the decision making process.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 CLASS Z PROSPECTUS  11p

In pursuit of the Fund’s objectives, Columbia Management Investment Advisers, LLC (the investment manager) chooses investments using:

•	Rigorous, in-house credit research using a proprietary risk and relative value rating system with the goal of generating strong risk-adjusted returns.

•	A process focused on identifying issuers with improving credit quality characterized by several factors including:

•	stable and strengthening cash flows,

•	the ability to de-leverage through free cash flow,

•	asset valuations supporting debt,

•	strong management,

•	strong and sustainable market positioning, and

•	access to capital.

•	A top down assessment of broad economic and market conditions to determine quality and industry weightings.

Additionally, for bank loans, the investment manager’s process includes a review of the legal documentation supporting the loan, including an analysis of the covenants and the rights and remedies of the lender.

In evaluating whether to sell an investment, considerations by the investment manager include but are not limited to:

•	Deterioration in the issuer’s results relative to analyst expectations,

•	Inability of the issuer to de-leverage,

•	Reduced asset coverage for the issuer,

•	Deterioration in the issuer’s competitive position,

•	Reduced access to capital for the issuer,

•	Changes in the issuer’s management,

•	The investment manager’s price target for the security has been achieved, and

•	The investment manager’s assessment of the security’s relative upside value is limited.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

12p  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 CLASS Z PROSPECTUS

Counterparty Risk. The Fund is subject to the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle held by the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

Credit Risk. Credit risk is the risk that the borrower of a loan or the issuer of another debt security may or will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments to the Fund. Rating agencies assign credit ratings to certain loans and other fixed-income securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the credit rating of the borrower or the issuer or other news affects the market’s perception of the credit risk of the borrower or the issuer. If the issuer of a loan declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral securing the loan, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a floating rate loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. If the Fund purchases unrated loans or other debt securities, or if the rating of a loan or security is reduced after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Non-investment grade loans or securities (commonly called “high-yield” or “junk”) have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 CLASS Z PROSPECTUS  13p

Highly Leveraged Transactions Risk. The loans or other securities in which the Fund invests may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The Fund’s investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the Fund’s portfolio managers upon their credit analysis to be a suitable investment for the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

High-Yield Securities Risk. Non-investment grade loans or other fixed-income securities, commonly called “high-yield “or “junk,” may react more to perceived changes in the ability of the borrower or issuing entity to pay interest and repay principal when due than to changes in interest rates. Non-investment grade loans or other debt securities have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Impairment of Collateral Risk. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed-income securities: when interest rates rise, the prices generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s net asset value.

14p  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 CLASS Z PROSPECTUS

Issuer Risk. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans also may trade infrequently on the secondary market. The value of the loan to the Fund may be impaired in the event that the Fund needs to liquidate such loans. The inability to purchase or sell floating rate loans and other debt securities at a fair price may have a negative impact on the Fund’s performance. Securities in which the Fund invests may be traded in the over-the-counter market rather than on an organized exchange and therefore may be more difficult to purchase or sell at a fair price.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 CLASS Z PROSPECTUS  15p

Risks of Foreign Investing. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the risks associated with political, economic, social and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the risks associated with the process of clearing and settling trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

16p  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 CLASS Z PROSPECTUS

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, “Fees and Expenses of the Fund” that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund’s average net assets as of a different period or a different point in time, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund’s operating expenses that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The investment manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through September 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.79% for Class Z.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 CLASS Z PROSPECTUS  17p

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF’s share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

Additionally, the Fund may use derivatives such as futures, options, forward contracts, and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments will typically increase the Fund’s exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

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Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the portfolio managers would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Even though the Fund’s policies permit the use of derivatives, the portfolio managers are not required to use derivatives.

For more information on strategies and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s SAI. For more information on the Fund’s holdings, see its annual and semiannual reports.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions including, for example, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent securities trades, which could result in increased trading expenses and taxes, and decreased performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to approved broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

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Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund’s performance. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Financial Highlights.”

Directed Brokerage. The Fund’s Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

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FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the most recent fiscal year was 0.58% of the Fund’s average daily net assets. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 CLASS Z PROSPECTUS  21p

A new investment management services agreement (new IMS Agreement) with Columbia Management was approved by the Board in September 2010 and by Fund shareholders at a Joint Special Meeting of Shareholders held on February 15, 2011 in connection with various initiatives to achieve consistent investment management service and fee structures across all Columbia funds. The new IMS Agreement includes changes to the investment advisory fee rates payable to Columbia Management. Effective March 1, 2011, the investment management services fee is equal to a percentage of the Fund’s average daily net assets, with such rate declining from 0.590% to 0.360% as the Fund’s net assets increase. A discussion regarding the basis for the Board approving the new IMS Agreement is available in the Fund’s semiannual shareholder report for the period ended January 31, 2011.

Portfolio Manager. The portfolio manager responsible for the day-to-day management of the Fund is:

Brian Lavin, CFA, Portfolio Manager

•	Has managed the Fund since 2003.

•	Sector Manager on the High Yield Fixed Income Sector Team.

•	Joined the investment manager in 1994 as a high yield analyst.

•	Began investment career in 1986.

•	MBA, University of Wisconsin — Milwaukee.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

22p  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 CLASS Z PROSPECTUS

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

	Year ended
	July 31,
	2011(a)
Class Z
Per share data
Net asset value, beginning of period	$9.86

Income from investment operations:
Net investment income	0.52
Net realized and unrealized gain on investments	0.40

Total from investment operations	0.92

Less distributions to shareholders from:
Net investment income	(0.54)
Net realized gains	(0.45)

Total distributions to shareholders	(0.99)

Net asset value, end of period	$9.79

Total return	9.89%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.76%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.76%	(c)

Net investment income	6.35%	(c)

Supplemental data
Net assets, end of period (in thousands)	$880,214

Portfolio turnover	84%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

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Information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Bond Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

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Choosing a Share Class

The Funds

The Columbia and Columbia Acorn Funds share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling agent (as defined below) should consider the combined market value of all Columbia and Columbia Acorn Funds owned by the investor or his/her “immediate family.” For details on this particular policy, see Choosing a Share Class — Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions.

Funds and portfolios that bore the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. For a list of Legacy Columbia Funds, see Appendix E to the Fund’s SAI. The funds that historically bore the RiverSource brand, including those renamed to bear the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. For a list of Legacy RiverSource Funds, see Appendix F to the Fund’s SAI. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds.

The Funds’ primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

FUNDamentalstm

Fund Share Classes

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus.

Funds Contact Information

Additional information about the Funds can be obtained at columbiamanagement.com*, by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.1

Comparison of Share Classes

Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDamentalstm

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

S.2

		Investment	Conversion
	Eligible Investors and Minimum Initial Investments(a)	Limits	Features

Class A*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	none	none

Class B*	Closed to new investors(h)	up to $49,999	Converts to Class A shares generally eight years after purchase.(i)

Class C*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	up to $999,999; no limit for eligible employee benefit plans.(j)	none

Class I*	Available only to other Funds (i.e., fund-of-fund investments)	none	none

Class R*	Available only to eligible retirement plans and health savings accounts; no minimum initial investment	none	none

Class R3*	Class R3 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none

Class R4*	Class R4 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none

Class R5*	Class R5 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, health savings accounts and, if approved by the Distributor, institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments(l)	none	none

Class T	Available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)	none	none

S.3

		Investment	Conversion
	Eligible Investors and Minimum Initial Investments(a)	Limits	Features

Class W*	Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs	none	none

Class Y*	Available to certain categories of investors which are subject to minimum initial investment requirements; currently offered only to former shareholders of the former Columbia Funds Institutional Trust(o)	none	none

Class Z*	Available only to certain eligible investors, which are subject to different minimum initial investment requirements, ranging from $0 to $2,000	none	none

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)

Class A*	5.75% maximum, declining to 0% on investments of $1 million or more None for money market Funds and certain other Funds(f)	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(g)

Class B*	none	5.00% maximum, gradually declining to 0% after six years(i)

Class C*	none	1.00% on certain investments redeemed within one year of purchase

Class I*	none	none

Class R*	none	none

Class R3*	none	none

Class R4*	none	none

Class R5*	none	none

Class T	5.75% maximum, declining to 0% on investments of $1 million or more	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(n)

Class W*	none	none

S.4

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)

Class Y*	none	none

Class Z*	none	none

Non 12b-1
	Maximum Distribution and Service (12b-1) Fees(c)	Service Fees(d)

Class A*	Legacy Columbia Funds: distribution fee up to 0.25% and service fee up to 0.25%; Legacy RiverSource Funds: 0.25% distribution and service fees, except Columbia Money Market Fund, which pays 0.10%	none

Class B*	0.75% distribution fee and 0.25% service fee, with certain exceptions.	none

Class C*	0.75% distribution fee; 0.25% service fee	none

Class I*	none	none

Class R*	Legacy Columbia Funds: 0.50% distribution fee; Legacy RiverSource Funds: 0.50% fee, of which service fee may be up to 0.25%	none

Class R3*	0.25% distribution fee	0.25%(k)

Class R4*	none	0.25%(k)

Class R5*	none	none

Class T	none	up to 0.50%(m)

Class W*	0.25% distribution and service fees, with certain exceptions	none

Class Y*	none	none

Class Z*	none	none

*	For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a)	See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b)	Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
(c)	These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia Funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up

S.5

to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For more information on these voluntary waivers, see Choosing a Share Class — Distribution and Service Fees. Compensation paid to selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.
(d)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees and Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.
(e)	The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders.
(f)	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund.
(g)	There is no CDSC on Class A shares of money market Funds or the Funds identified in footnote (f) above. Shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur, for Legacy Columbia Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within one year of purchase and for Legacy RiverSource Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within 18 months of purchase.
(h)	The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling agent may have different policies, including automatically redirecting the purchase order to a money market Fund. See Choosing a Share Class — Class A Shares — Front-end Sales Charge for additional information about Class A shares.
(i)	Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Class B Shares — Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.
(j)	There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees.
(l)	Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of such share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares.
(m)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.
(n)	Class T shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on

S.6

or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.
(o)	Class Y shares are available only to the following categories of investors: (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling agent). Sales charges vary depending on the amount of your purchase.

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FUNDamentalstm

Front-End Sales Charge Calculation

The following table presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund in the table below) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund).

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Class A Shares — Front-End Sales Charge — Breakpoint Schedule

			Sales	Amount
		Sales	charge	retained by
		charge	as a	or paid to
		as a	% of the	selling
		% of the	net	agents as a
	Dollar amount of	offering	amount	% of the
Breakpoint Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

	$0—$49,999	5.75%	6.10%	5.00%

Equity Funds,	$50,000—$99,999	4.50%	4.71%	3.75%

Columbia Absolute Return Enhanced Multi-Strategy Fund and	$100,000—$249,999	3.50%	3.63%	3.00%

Funds-of-Funds (equity)*	$250,000—$499,999	2.50%	2.56%	2.15%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

	$0—$49,999	4.75%	4.99%	4.00%

	$50,000—$99,999	4.25%	4.44%	3.50%

Fixed Income Funds (except those listed below)	$100,000—$249,999	3.50%	3.63%	3.00%

and Funds-of-Funds (fixed income)*	$250,000—$499,999	2.50%	2.56%	2.15%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%

Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%

Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%

Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%

Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia California Intermediate Municipal Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%

Columbia Connecticut Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%

Columbia Georgia Intermediate Municipal Bond Fund,	$250,000—$499,999	2.00%	2.04%	1.75%

Columbia Intermediate Bond Fund,	$500,000—$999,999	1.50%	1.53%	1.25%

Columbia Intermediate Municipal Bond Fund,	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia LifeGoal® Income Portfolio,

Columbia Maryland Intermediate Municipal Bond Fund,

Columbia Massachusetts Intermediate Municipal Bond Fund,

Columbia New York Intermediate Municipal Bond Fund,

Columbia North Carolina Intermediate Municipal Bond Fund,

Columbia Oregon Intermediate Municipal Bond Fund,

Columbia South Carolina Intermediate Municipal Bond Fund

and Columbia Virginia Intermediate Municipal Bond Fund

S.9

			Sales	Amount
		Sales	charge	retained by
		charge	as a	or paid to
		as a	% of the	selling
		% of the	net	agents as a
	Dollar amount of	offering	amount	% of the
Breakpoint Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%

Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%

	$250,000—$999,999	0.50%	0.50%	0.40%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)(d)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes — Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund. “Funds-of-Funds (fixed income)” includes — Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund is treated as an equity Fund for purposes of the table.
(a)	Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A shares of a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•	If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•	If you purchased shares of a Legacy Columbia Fund on or before September 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within one year of purchase. If you purchased shares of a Legacy RiverSource Fund on or before Sept. 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within 18 months of purchase.

•	If you purchased shares of any Fund after September 3, 2010, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

S.10

•	Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentalstm

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is generally the first day of the month in which your purchase was made. However, for Class B shares of Legacy RiverSource Funds (other than former Seligman Funds) purchased before May 21, 2005, the start of the holding period is the first day of the calendar year in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

S.11

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$1 million—$2,999,999	1.00%**
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.
**	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail below under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares Closed.

You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

The CDSC on Class B shares generally declines each year until there is no sales charge for selling shares.

S.12

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*

		Columbia California Intermediate Municipal Bond Fund,
		Columbia Georgia Intermediate Municipal Bond Fund,
		Columbia Connecticut Intermediate Municipal Bond Fund,
		Columbia Intermediate Bond Fund, Columbia Intermediate
		Municipal Bond Fund, Columbia LifeGoal® Income Portfolio,
		Columbia Maryland Intermediate Municipal Bond Fund,
		Columbia Massachusetts Intermediate Municipal Bond
		Fund, Columbia New York Intermediate Municipal Bond Fund,
		Columbia North Carolina Intermediate Municipal Bond Fund,
Number of		Columbia Oregon Intermediate Municipal Bond Fund, Columbia
Years Class B	All Funds except those	Short Term Bond Fund, Columbia South Carolina Intermediate
Shares Held	listed to the right	Municipal Bond Fund and Columbia Virginia Intermediate Municipal Bond Fund

One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

S.13

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class B Shares — Conversion to Class A Shares

Class B shares purchased in a Legacy Columbia Fund at any time, a Legacy RiverSource Fund (other than a former Seligman fund) at any time, or a former Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a former Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource Fund (other than a former Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy RiverSource Fund on or after May 21, 2005, any Legacy Columbia Fund and any former Seligman fund begin to age as of the first day of the month in which the purchase was made. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on October 31, 2005 under monthly aging.

The following rules apply to the conversion of Class B shares to Class A shares:

•	Class B shares are converted on or about the 15th day of the month that they become eligible for conversion.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•	You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

S.14

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after one year.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. For more information, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund’s distribution and/or service plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

S.15

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

Class T Shares — Front-End Sales Charge — Breakpoint Schedule

		Sales charge	Sales charge	Amount retained
		as a %	as a %	by or paid to
		of the	of the	selling agents
Breakpoint	Dollar amount of	offering	net amount	as a % of the
Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

	$0—$49,999	5.75%	6.10%	5.00%

	$50,000—$99,999	4.50%	4.71%	3.75%

Equity Funds	$100,000—$249,999	3.50%	3.63%	2.75%

	$250,000—$499,999	2.50%	2.56%	2.00%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

	$0—$49,999	4.75%	4.99%	4.25%

	$50,000—$99,999	4.50%	4.71%	3.75%

Fixed-Income Funds	$100,000—$249,999	3.50%	3.63%	2.75%

	$250,000—$499,999	2.50%	2.56%	2.00%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•	If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•	Shareholders who purchased Class T shares of a Fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

S.16

•	Shareholders who purchased Class T shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•	Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

In certain circumstances, the CDSC may not apply. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$1 million—$2,999,999	1.00%*
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

S.17

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

S.18

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentalstm

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a Class A shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above:

•	Individual or joint accounts;

•	Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

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•	Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

•	Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class T, Class W and/or Class Z shares of the Funds.

The following accounts are not eligible for account value aggregation as described above:

•	Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

•	Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

•	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

•	Charitable and irrevocable trust accounts; and

•	Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

Front-End Sales Charge Waivers

The following categories of investors may buy Class A and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

•	Registered representatives and other employees of affiliated or unaffiliated selling agent having a selling agreement with the Distributor(1);

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the Funds(1);

•	Partners and employees of outside legal counsel to the Funds or the Funds’ directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

•	Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

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•	Purchases made:

•	With dividend or capital gain distributions from a Fund or from the same class of another Fund;

•	Through or under a wrap fee product or other investment product sponsored by a selling agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

(1)	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

•	Through banks, trust companies and thrift institutions, acting as fiduciaries;

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•	Purchases made through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

•	At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC — Waivers of the CDSC for Class A, Class C and Class T shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

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•	for which no sales commission or transaction fee was paid to an authorized selling agent at the time of purchase;

•	purchased through reinvestment of dividend and capital gain distributions;

•	in an account that has been closed because it falls below the minimum account balance;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling agent returns the applicable portion of any commission paid by the Distributor;

•	of Class A shares of a Fund initially purchased by an employee benefit plan;

•	other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies);

•	at a Fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

•	by certain other investors as set forth in more detail in the SAI.

CDSC — Waivers of the CDSC for Class B shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and

•	by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.

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Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of the Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling shares of the Fund and providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

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The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution	Service	Combined
	Fee	Fee	Total

Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	none	none	none
Class R (Legacy Columbia Funds)	0.50%	—(e)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(e)
Class R3	0.25%	0.25%(f)	0.50%(f)
Class R4	none	0.25%(f)	0.25%(f)
Class R5	none	none	none
Class T	none	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	none	none	none
Class Z	none	none	none

(a)	As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

	Maximum	Maximum	Maximum
	Class A	Class A	Class A
Funds	Distribution Fee	Service Fee	Combined Total

Legacy RiverSource Funds (other than Columbia Money Market Fund)	Up to 0.25%	Up to 0.25%	0.25%

Columbia Money Market Fund	—	—	0.10%

Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Intermediate Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares

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	Maximum	Maximum	Maximum
	Class A	Class A	Class A
Funds	Distribution Fee	Service Fee	Combined Total

Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia Energy and Natural Resources Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia Small Cap Value Fund I, Columbia Strategic Investor Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia New York Tax-Exempt Fund, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund and Columbia Value and Restructuring Fund	—	0.25%	0.25%

Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%

Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia High Income Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Masters International Equity Portfolio, Columbia Small Cap Value Fund II, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Overseas Value Fund	—	—	0.25%; these Funds pay a combined distribution and service fee pursuant to their combined distribution and shareholder servicing plan for Class A shares

(b)	The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below.
Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c)	Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution

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fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.
(d)	The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Corporate Income Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e)	Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f)	The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g)	The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

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For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares and for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their selling agents with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

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Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Class R3 and Class R4 Shares Plan Administration Fee

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

Selling Agent Compensation

The Distributor and the investment manager make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers.

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The Distributor, the Transfer Agent and the investment manager may also make payments to selling agents, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn Funds) is 0.20% of the average aggregate value of the Fund’s shares maintained in each such account for selling agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor’s and the investment manager’s own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

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Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of shares of the Fund at the end of each business day.

FUNDamentalstm

NAV Calculation

Each of the Fund’s share classes calculates its NAV per share as follows:

(Value of assets of the share class)
NAV	=	− (Liabilities of the share class)

Number of outstanding shares of the class

FUNDamentalstm

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

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If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earning announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

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Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the Fund’s NAV per share on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

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Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

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Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

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Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy — Broker/Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

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Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. For more information see Buying, Selling and Exchanging Shares — Excessive Trading Practices.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

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These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

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•	interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

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Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

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Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account.

Accounts established directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

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Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares Closed

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

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Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•	Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share Class — Class A Shares — Front-end Sales Charges. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are currently only available to the Funds (i.e., fund-of-fund investments).

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Class R Shares

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R3, Class R4 and Class R5 Shares

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class R3, Class R4 or Class R5 shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

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Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and Class R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

Class T Shares Closed

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

Class W Shares

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Class Y shares are available only to the following categories of eligible investors:

•	Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

•	Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

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Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under “Minimum Investments — Additional Investments and Account Balance — Class Z Shares Minimum Investments”

Additional Eligible Investors

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

Minimum Initial Investments and Account Balance

The table below shows the Fund’s minimum initial investment and minimum account balance requirements, which may vary by Fund, class and type of account. The first table relates to accounts other than accounts utilizing a systematic investment plan. The second table relates to investments through a systematic investment plan.

Minimum Investment and Account Balance (Not Applicable to Systematic Investment Plans)

	Minimum	Minimum
	Initial	Account
	investment	balance

For all Funds and classes except those listed below (non-qualified accounts)	$2,000(a)	$250(b)

For all Funds and classes except those listed below (Individual Retirement Accounts)	$1,000	none

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000	$5,000

Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500

Class I, Class R, Class R3, Class R4	none	none

Class R5	variable(c)	none

Class W	$500	$500

Class Y	variable(d)	$250

Class Z	variable(a)(e)	$250(b)

(a)	If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.

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(b)	If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.
(c)	The minimum initial investment amount for Class R5 shares varies depending on eligibility. See Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares above.
(d)	The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class Y Shares.
(e)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. The table below shows the minimum initial investments and minimum account balance for investment through a Systematic Investment Plan:

Minimum Investment and Account Balance — Systematic Investment Plans

	Minimum	Minimum
	Initial	Account
	investment	balance*

For all Funds and classes except those listed below (non-qualified accounts)	$100*(a)	none*(b)

For all Funds and classes except those listed below (Individual Retirement Accounts)	$100*(b)	none

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund, Columbia Global Extended Alpha Fund	$10,000	$5,000

Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500

Class I, Class R, Class R3, Class R4	none	none

Class W	$500	$500

Class Z	variable(c)	none

*	If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly.
(a)	money market Funds — $2,000.
(b)	money market Funds — $1,000.
(c)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

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Class Z Shares Minimum Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•	Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•	Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•	Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held

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Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•	Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•	Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•	Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

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Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed for restrictions applicable to Class B shares.

Wire Purchases

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Other Purchase Rules You Should Know

•	Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•	You buy Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

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•	The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, Class R3, Class R4 and Class R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

Wire Redemptions

You may request that your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

Electronic Funds Transfer

You may sell Class A, Class B, Class C, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

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Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Check Redemption Service

Class A shares and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•	Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any

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applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•	If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•	If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•	If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•	The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

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Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in good form.

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•	The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•	You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

•	If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

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•	A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•	If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•	If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

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You may exchange or sell shares by having your selling agent process your transaction. If you maintain your account directly with your selling agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling agents to learn more about the details of the Class Z shares exchange privilege.

Ways to Request a Sale or Exchange of Shares

Account established with your selling agent

You can exchange or sell Fund shares by having your financial advisor or selling agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•	A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentalsTM

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

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The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

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Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•	The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•	Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•	From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•	For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates. described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•	For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

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•	Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•	Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•	If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

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•	For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•	For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•	A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•	The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

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FUNDamentalsTM

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Additional Services and Compensation

In addition to acting as the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other

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Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

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Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the investment manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The investment manager and its affiliates receive fees from affiliated funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

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Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

S-6567-99 L (9/11)

Prospectus

Columbia Inflation Protected Securities Fund

Prospectus September 29, 2011

Columbia Inflation Protected Securities Fund seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.

Class	Ticker Symbol

Class A	APSAX
Class B	APSBX
Class C	RIPCX
Class I	AIPIX
Class R	RIPRX
Class R4	—
Class W	RIPWX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 Not FDIC Insured - May Lose Value - No Bank Guarantee

Summary of the Fund
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	5p
Principal Risks of Investing in the Fund	5p
Past Performance	7p
Fund Management	9p
Buying and Selling Shares	9p
Tax Information	10p
Financial Intermediary Compensation	10p
More Information about the Fund
Investment Objective	11p
Principal Investment Strategies of the Fund	11p
Principal Risks of Investing in the Fund	12p
More about Annual Fund Operating Expenses	16p
Other Investment Strategies and Risks	17p
Fund Management and Compensation	20p
Financial Highlights	22p
Choosing a Share Class	S.1
Comparison of Share Classes	S.2
Sales Charges and Commissions	S.7
Reductions/Waivers of Sales Charges	S.17
Distribution and Service Fees	S.23
Selling Agent Compensation	S.28
Buying, Selling and Exchanging Shares	S.30
Share Price Determination	S.30
Transaction Rules and Policies	S.31
Opening an Account and Placing Orders	S.39
Buying Shares	S.41
Selling Shares	S.50
Exchanging Shares	S.52
Distributions and Taxes	S.56
Additional Services and Compensation	S.61
Additional Management Information	S.61

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Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Inflation Protected Securities Fund (the Fund) seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address) agree to invest in the future at least $50,000 in any of the Columbia and Columbia Acorn funds. More information about these and other discounts is available from your financial intermediary and under “Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions” on page S.17 of this prospectus and on page D.1 of Appendix D in the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)

				Class I, R,
	Class A	Class B	Class C	R4 & W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1%	5%	1%	None

Annual Fund Operating Expenses(a)
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C
Management fees	0.44%	0.44%	0.44%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.44%	0.44%	0.44%
Total annual fund operating expenses	1.13%	1.88%	1.88%
Less: Fee waiver/expense reimbursement(b)	(0.28)%	(0.28)%	(0.28)%
Total annual fund operating expenses after fee waiver/expense reimbursement(b)	0.85%	1.60%	1.60%

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Annual Fund Operating Expenses(a)
(expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R	Class R4	Class W
Management fees	0.44%	0.44%	0.44%	0.44%
Distribution and/or service (12b-1) fees	0.00%	0.50%	0.00%	0.25%
Other expenses	0.13%	0.44%	0.43%	0.44%
Total annual fund operating expenses	0.57%	1.38%	0.87%	1.13%
Less: Fee waiver/expense reimbursement(b)	(0.17%)	(0.28%)	(0.17%)	(0.28%)
Total annual fund operating expenses after fee waiver/expense reimbursement(b)	0.40%	1.10%	0.70%	0.85%

(a)	Expense ratios have been adjusted to reflect current fees.

(b)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until September 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not exceed the annual rates of 0.85% for Class A, 1.60% for Class B, 1.60% for Class C, 0.40% for Class I, 1.10% for Class R, 0.70% for Class R4 and 0.85% for Class W.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Class A (whether or not shares are redeemed)	$384	$622	$878	$1,614
Class B (if shares are redeemed)	$663	$864	$1,191	$1,986
Class B (if shares are not redeemed)	$163	$564	$991	$1,986
Class C (if shares are redeemed)	$263	$564	$991	$2,183
Class C (if shares are not redeemed)	$163	$564	$991	$2,183
Class I (whether or not shares are redeemed)	$41	$166	$302	$701
Class R (whether or not shares are redeemed)	$112	$410	$730	$1,638
Class R4 (whether or not shares are redeemed)	$72	$261	$466	$1,061
Class W (whether or not shares are redeemed)	$87	$332	$596	$1,355

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 99% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund is a non-diversified fund that, under normal market conditions, invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. Government and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The Fund currently intends to focus on inflation-protected debt securities issued by the U.S. Treasury. The Fund invests only in securities rated investment grade at the time of purchase by a third-party rating agency or, if unrated, deemed by the Fund’s investment manager to be of comparable quality. Inflation-protected securities are designed to protect the future purchasing power of the money invested in them.

The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury uses the Consumer Price Index for Urban Consumers (non seasonally adjusted) as the inflation measure. Up to 20% of the Fund’s net assets may be invested in non-inflation protected debt obligations issued by U.S. and foreign governments, their agencies and instrumentalities, as well as U.S. and foreign corporate debt obligations, mortgage and asset-backed securities and money market instruments. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Credit Risk. Credit risk is the risk that fixed-income securities in the Fund’s portfolio may or will decline in price or fail to pay interest or repay principal when due because the issuer of the security will default or otherwise become unable or unwilling to honor its financial obligations. Lower quality or unrated securities held by the Fund may present increased credit risk.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 PROSPECTUS  5p

Risks of Foreign/Emerging Markets Investing. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund’s portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Investments in emerging markets present greater risk of loss than a typical foreign security investment. Because of the less developed markets and economies and less mature governments and governmental institutions, the risks of investing in foreign securities may be intensified in the case of investments in issuers organized, domiciled or doing business in emerging markets.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested, and that principal will not grow with inflation unless the shareholder reinvests the portion of Fund distributions that comes from inflation adjustments.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. When interest rates rise, prices of fixed-income securities generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations.

Issuer Risk. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably.

Non-Diversification Risk. Compared with a “diversified” fund, the Fund may invest a greater percentage of its assets in the securities of a single issuer. A decline in the value of that investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

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Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. Treasury. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP program is subject to change.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

•	how the Fund’s Class A performance has varied for each full calendar year shown on the bar chart; and

•	how the Fund’s average annual total returns compare to recognized measures of market performance shown on the table.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 PROSPECTUS  7p

Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart. If the sales charge was reflected, returns would be lower than those shown.

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)
12% 10% 8% 6% 4% 2% 0% -2% +2.15% -0.01% +10.94% -0.72% +7.76% +4.86% 2005 2006 2007 2008 2009 2010

(calendar year)

During the periods shown:

•	Highest return for a calendar quarter was +5.14% (quarter ended March 31, 2008).

•	Lowest return for a calendar quarter was -3.42% (quarter ended September 30, 2008).

•	Class A year-to-date return was +5.11% at June 30, 2011.

8p  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 PROSPECTUS

Average Annual Total Returns (after applicable sales charges)

Class A, B,
			C, I & R4	Class R	Class W
			Since	Since	Since
			inception	Inception	inception
(for periods ended December 31, 2010)	1 year	5 years	(3/4/04)	(8/3/09)	(12/1/06)

Columbia Inflation Protected Securities Fund:
Class A — before taxes	+1.71%	+3.83%	+3.69%	N/A	N/A
Class A — after taxes on distributions	+1.18%	+2.58%	+2.35%	N/A	N/A
Class A — after taxes on distributions and redemption of fund shares	+1.11%	+2.53%	+2.35%	N/A	N/A
Class B — before taxes	-0.99%	+3.34%	+3.35%	N/A	N/A
Class C — before taxes	+3.08%	+3.68%	+3.34%	N/A	N/A
Class I — before taxes	+5.24%	+4.84%	+4.49%	N/A	N/A
Class R — before taxes	+4.47%	N/A	N/A	+6.54%	N/A
Class R4 — before taxes	+5.03%	+4.60%	+4.28%	N/A	N/A
Class W — before taxes	+4.80%	N/A	N/A	N/A	+4.73%
Barclays Capital U.S. Government Inflation-Linked Bond Index (reflects no deduction for fees, expenses or taxes)	+6.33%	+5.34%	+5.01%	+8.54%	+5.83%

Fund performance information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Bond Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Nicholas Pifer, CFA	Portfolio Manager	2010
Vishal Khanduja, CFA	Portfolio Manager	2010

BUYING AND SELLING SHARES

Individual
	Nonqualified	retirement
	accounts	accounts
	(all classes	(all classes
	except I, R	except I, R	Class I,
Minimum Initial Investment	and W)	and W)	Class R	Class W

For investors other than systematic investment plans	$5,000	$5,000	None	$500
Systematic investment plans	$5,000	$5,000	None	$500

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 PROSPECTUS  9p

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081

Express Mail: Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

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More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Inflation Protected Securities Fund (the Fund) seeks to provide shareholders with total return that exceeds the rate of inflation over the long term. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund is a non-diversified fund that, under normal market conditions, invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. Government and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The Fund currently intends to focus on inflation-protected debt securities issued by the U.S. Treasury. The Fund invests only in securities rated investment grade at the time of purchase by a third-party rating agency or, if unrated, deemed by the Fund’s investment manager to be of comparable quality. Inflation-protected securities are designed to protect the future purchasing power of the money invested in them. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury uses the Consumer Price Index for Urban Consumers (non-seasonally adjusted) as the inflation measure. Up to 20% of the Fund’s net assets may be invested in non-inflation protected debt obligations issued by U.S. and foreign governments, their agencies and instrumentalities, as well as U.S. and foreign corporate debt obligations, mortgage and asset-backed securities and money market instruments. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the investment manager) makes purchase and sale decisions based on current and anticipated changes in interest rates, current valuation relative to alternatives in the market, general market conditions and any other factors deemed relevant by the portfolio managers.

•	Fund assets will be allocated among different market sectors (for example, U.S. Government, foreign governments, corporate issuers of inflation-protected securities, mortgage and asset-backed securities and money market instruments) and different maturities based on views of the relative value for each sector or maturity. The Fund currently intends to focus on inflation-protected debt securities issued by the U.S. Treasury.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 PROSPECTUS  11p

•	Duration and yield curve decisions will be based on quantitative analysis of forward looking interest rate determinants including inflation, real interest rates, risk premiums and relative supply/demand.

•	The Fund will target an average portfolio duration within a range of plus or minus 30% of the duration of the Barclays Capital U.S. Government Inflation-Linked Bond Index which was 6.28 years as of July 31, 2011. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a 5 year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. There is no limitation on the maturities of the instruments the Fund will invest in.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Credit Risk. Credit risk is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Lower quality or unrated securities held by the Fund may present increased credit risk.

Risks of Foreign/Emerging Markets Investing. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the risks associated with the political, social, economic, and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

12p  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 PROSPECTUS

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the risks associated with the process of clearing and settling of trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and may be very volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested, and that principal will not grow with inflation unless the shareholder reinvests the portion of Fund distributions that comes from inflation adjustments.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed-income securities: when interest rates rise, the prices generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk.

Issuer Risk. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 PROSPECTUS  13p

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably.

Non-Diversification Risk. The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund’s performance, the Fund may be more exposed to the risks of loss and volatility then a fund that invests more broadly.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

The largest risks associated with sovereign debt include Credit Risk and Risks of Foreign/Emerging Markets Investing.

14p  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 PROSPECTUS

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP program is subject to change.

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MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, “Fees and Expenses of the Fund” that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund’s average net assets as of a different period or a different point in time, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund’s operating expenses that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The investment manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through Sept. 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 0.85% for Class A, 1.60% for Class B, 1.60% for Class C, 0.40% for Class I, 1.10% for Class R, 0.70% for Class R4 and 0.85% for Class W.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs)), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

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OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and ETFs, also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF’s share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

Additionally, the Fund may use derivatives such as futures, options, forward contracts, and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments will typically increase the Fund’s exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 PROSPECTUS  17p

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the portfolio managers would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Even though the Fund’s policies permit the use of derivatives, the portfolio managers are not required to use derivatives.

For more information on strategies and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s SAI. For more information on the Fund’s holdings, see the Fund’s annual and semiannual reports.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions including, for example, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent securities trades, which could result in increased trading expenses and taxes, and decreased performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to approved broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

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Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund’s performance. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Financial Highlights.”

Directed Brokerage. The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

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FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the most recent fiscal year was 0.44% of the Fund’s average daily net assets. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses.

A new investment management services agreement (new IMS Agreement) with Columbia Management was approved by the Board in September 2010 and by Fund shareholders at a Joint Special Meeting of Shareholders held on February 15, 2011 in connection with various initiatives to achieve consistent investment management service and fee structures across all Columbia funds. A discussion regarding the basis for the Board approving the new IMS Agreement is available in the Fund’s semiannual shareholder report for the period ended January 31, 2011.

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Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Nicholas Pifer, CFA, Portfolio Manager

•	Managed the Fund since 2000.

•	Sector Leader of the global rates and currency sector team.

•	Joined the investment manager in 2000.

•	Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.

•	Began investment career in 1990.

•	MA, Johns Hopkins University School of Advanced International Studies.

Vishal Khanduja, CFA, Portfolio Manager

•	Managed the Fund since May 2010.

•	Sector Manager of the liquid and structured assets sector team.

•	Joined the investment manager in 2008.

•	Began investment career in 2005.

•	BS, VJTI Mumbai – India; MBA, University of Iowa.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

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Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

	Year ended July 31,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$10.36	$9.75	$10.27	$9.69	$9.71

Income from investment operations:
Net investment income	0.34	0.25	0.00 (a)	0.59	0.35
Net realized and unrealized gain (loss) on investments	0.68	0.54	(0.14)	0.49	0.04

Total from investment operations	1.02	0.79	(0.14)	1.08	0.39

Less distributions to shareholders from:
Net investment income	(0.35)	(0.18)	(0.09)	(0.50)	(0.41)
Net realized gains	—	—	(0.10)	—	—
Tax return of capital	—	—	(0.19)	—	—

Total distributions to shareholders	(0.35)	(0.18)	(0.38)	(0.50)	(0.41)

Net asset value, end of period	$11.03	$10.36	$9.75	$10.27	$9.69

Total return	10.02%	8.13%	(1.24% )	11.24%	4.08%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.10%	0.99%	0.93%	0.93%	0.98%

Net expenses after fees waived or expenses reimbursed(c)	0.85%	0.85%	0.85%	0.84%	0.84%

Net investment income (loss)	3.21%	2.53%	(0.02% )	5.74%	3.65%

Supplemental data
Net assets, end of period (in thousands)	$273,195	$297,827	$243,640	$222,999	$65,960

Portfolio turnover	99%	177%	160% (d)	59%	76%

See accompanying Notes to Financial Highlights.

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	Year ended July 31,
	2011	2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$10.35	$9.74	$10.26	$9.69	$9.70

Income from investment operations:
Net investment income (loss)	0.25	0.19	(0.09)	0.48	0.26
Net realized and unrealized gain (loss) on investments	0.69	0.53	(0.12)	0.51	0.06

Total from investment operations	0.94	0.72	(0.21)	0.99	0.32

Less distributions to shareholders from:
Net investment income	(0.26)	(0.11)	(0.07)	(0.42)	(0.33)
Net realized gains	—	—	(0.10)	—	—
Tax return of capital	—	—	(0.14)	—	—

Total distributions to shareholders	(0.26)	(0.11)	(0.31)	(0.42)	(0.33)

Net asset value, end of period	$11.03	$10.35	$9.74	$10.26	$9.69

Total return	9.22%	7.40%	(1.99% )	10.29%	3.40%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.85%	1.74%	1.69%	1.69%	1.74%

Net expenses after fees waived or expenses reimbursed(c)	1.60%	1.61%	1.61%	1.60%	1.60%

Net investment income (loss)	2.37%	1.84%	(0.98% )	4.71%	2.68%

Supplemental data
Net assets, end of period (in thousands)	$8,846	$14,961	$24,639	$36,024	$16,144

Portfolio turnover	99%	177%	160% (d)	59%	76%

See accompanying Notes to Financial Highlights.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 PROSPECTUS  23p

	Year ended July 31,
	2011	2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$10.35	$9.74	$10.26	$9.69	$9.70

Income from investment operations:
Net investment income (loss)	0.27	0.17	(0.08)	0.54	0.28
Net realized and unrealized gain (loss) on investments	0.67	0.55	(0.13)	0.45	0.04

Total from investment operations	0.94	0.72	(0.21)	0.99	0.32

Less distributions to shareholders from:
Net investment income	(0.27)	(0.11)	(0.07)	(0.42)	(0.33)
Net realized gains	—	—	(0.10)	—	—
Tax return of capital	—	—	(0.14)	—	—

Total distributions to shareholders	(0.27)	(0.11)	(0.31)	(0.42)	(0.33)

Net asset value, end of period	$11.02	$10.35	$9.74	$10.26	$9.69

Total return	9.21%	7.41%	(1.98% )	10.30%	3.40%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.85%	1.74%	1.68%	1.68%	1.74%

Net expenses after fees waived or expenses reimbursed(c)	1.60%	1.60%	1.60%	1.59%	1.60%

Net investment income (loss)	2.60%	1.72%	(0.79% )	5.25%	2.87%

Supplemental data
Net assets, end of period (in thousands)	$17,963	$17,161	$11,239	$10,683	$1,784

Portfolio turnover	99%	177%	160% (d)	59%	76%

See accompanying Notes to Financial Highlights.

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	Year ended July 31,
	2011	2010	2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$10.36	$9.75	$10.27	$9.69	$9.71

Income from investment operations:
Net investment income	0.40	0.30	0.05	0.54	0.46
Net realized and unrealized gain (loss) on investments	0.66	0.53	(0.16)	0.58	(0.04)

Total from investment operations	1.06	0.83	(0.11)	1.12	0.42

Less distributions to shareholders from:
Net investment income	(0.39)	(0.22)	(0.10)	(0.54)	(0.44)
Net realized gains	—	—	(0.10)	—	—
Tax return of capital	—	—	(0.21)	—	—

Total distributions to shareholders	(0.39)	(0.22)	(0.41)	(0.54)	(0.44)

Net asset value, end of period	$11.03	$10.36	$9.75	$10.27	$9.69

Total return	10.47%	8.47%	(0.90% )	11.65%	4.44%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.57%	0.55%	0.54%	0.56%	0.58%

Net expenses after fees waived or expenses reimbursed(c)	0.45%	0.49%	0.51%	0.47%	0.49%

Net investment income	3.83%	2.94%	0.48%	5.34%	4.75%

Supplemental data
Net assets, end of period (in thousands)	$202,937	$184,100	$186,201	$402,166	$310,160

Portfolio turnover	99%	177%	160% (d)	59%	76%

See accompanying Notes to Financial Highlights.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 PROSPECTUS  25p

	Year ended
	July 31,
	2011	2010(e)
Class R
Per share data
Net asset value, beginning of period	$10.35	$9.68

Income from investment operations:
Net investment income	0.36	0.18
Net realized and unrealized gain on investments	0.63	0.62

Total from investment operations	0.99	0.80

Less distributions to shareholders from:
Net investment income	(0.32)	(0.13)

Net asset value, end of period	$11.02	$10.35

Total return	9.73%	8.34%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.36%	1.36%	(f)

Net expenses after fees waived or expenses reimbursed(c)	1.12%	1.29%	(f)

Net investment income	3.39%	1.84%	(f)

Supplemental data
Net assets, end of period (in thousands)	$1,955	$1,474

Portfolio turnover	99%	177%

See accompanying Notes to Financial Highlights.

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	Year ended July 31,
	2011	2010	2009	2008	2007
Class R4
Per share data
Net asset value, beginning of period	$10.35	$9.74	$10.26	$9.66	$9.70

Income from investment operations:
Net investment income (loss)	0.36	0.26	(0.02)	0.63	0.33
Net realized and unrealized gain (loss) on investments	0.68	0.54	(0.10)	0.49	0.04

Total from investment operations	1.04	0.80	(0.12)	1.12	0.37

Less distributions to shareholders from:
Net investment income	(0.36)	(0.19)	(0.09)	(0.52)	(0.41)
Net realized gains	—	—	(0.10)	—	—
Tax return of capital	—	—	(0.21)	—	—

Total distributions to shareholders	(0.36)	(0.19)	(0.40)	(0.52)	(0.41)

Net asset value, end of period	$11.03	$10.35	$9.74	$10.26	$9.66

Total return	10.24%	8.19%	(1.07% )	11.71%	3.92%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.88%	0.86%	0.85%	0.85%	0.77%

Net expenses after fees waived or expenses reimbursed(c)	0.75%	0.79%	0.69%	0.51%	0.69%

Net investment income (loss)	3.42%	2.57%	(0.20% )	6.11%	3.17%

Supplemental data
Net assets, end of period (in thousands)	$76	$79	$81	$43	$10

Portfolio turnover	99%	177%	160% (d)	59%	76%

See accompanying Notes to Financial Highlights.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 PROSPECTUS  27p

	Year ended July 31,
	2011	2010	2009	2008	2007(g)
Class W
Per share data
Net asset value, beginning of period	$10.35	$9.75	$10.27	$9.69	$9.82

Income from investment operations:
Net investment income (loss)	0.30	0.26	(0.03)	0.75	0.33
Net realized and unrealized gain on investments	0.73	0.51	(0.12)	0.32	(0.25)

Total from investment operations	1.03	0.77	(0.15)	1.07	0.08

Less distributions to shareholders from:
Net investment income	(0.33)	(0.17)	(0.09)	(0.49)	(0.21)
Net realized gains	—	—	(0.10)	—	—
Tax return of capital	—	—	(0.18)	—	—

Total distributions to shareholders	(0.33)	(0.17)	(0.37)	(0.49)	(0.21)

Net asset value, end of period	$11.05	$10.35	$9.75	$10.27	$9.69

Total return	10.14%	7.93%	(1.35% )	11.14%	0.95%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.07%	1.01%	0.99%	1.00%	1.06%	(f)

Net expenses after fees waived or expenses reimbursed(c)	0.86%	0.94%	0.96%	0.92%	0.93%	(f)

Net investment income (loss)	2.87%	2.55%	(0.28% )	7.28%	5.19%	(f)

Supplemental data
Net assets, end of period (in thousands)	$42,040	$100,345	$189,822	$253,836	$5

Portfolio turnover	99%	177%	160% (d)	59%	76%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been the same as presented in the table above for the year ended July 31, 2009.
(e)	For the period from August 3, 2009 (commencement of operations) to July 31, 2010.
(f)	Annualized.
(g)	For the period from December 1, 2006 (commencement of operations) to July 31, 2007.

Information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Bond Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

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Choosing a Share Class

The Funds

The Columbia and Columbia Acorn Funds share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling agent (as defined below) should consider the combined market value of all Columbia and Columbia Acorn Funds owned by the investor or his/her “immediate family.” For details on this particular policy, see Choosing a Share Class — Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions.

Funds and portfolios that bore the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. For a list of Legacy Columbia Funds, see Appendix E to the Fund’s SAI. The funds that historically bore the RiverSource brand, including those renamed to bear the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. For a list of Legacy RiverSource Funds, see Appendix F to the Fund’s SAI. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds.

The Funds’ primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

FUNDamentalstm

Fund Share Classes

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus.

Funds Contact Information

Additional information about the Funds can be obtained at columbiamanagement.com*, by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.1

Comparison of Share Classes

Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDamentalstm

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

S.2

		Investment	Conversion
	Eligible Investors and Minimum Initial Investments(a)	Limits	Features

Class A*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	none	none

Class B*	Closed to new investors(h)	up to $49,999	Converts to Class A shares generally eight years after purchase.(i)

Class C*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	up to $999,999; no limit for eligible employee benefit plans.(j)	none

Class I*	Available only to other Funds (i.e., fund-of-fund investments)	none	none

Class R*	Available only to eligible retirement plans and health savings accounts; no minimum initial investment	none	none

Class R3*	Class R3 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none

Class R4*	Class R4 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none

Class R5*	Class R5 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, health savings accounts and, if approved by the Distributor, institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments(l)	none	none

Class T	Available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)	none	none

S.3

		Investment	Conversion
	Eligible Investors and Minimum Initial Investments(a)	Limits	Features

Class W*	Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs	none	none

Class Y*	Available to certain categories of investors which are subject to minimum initial investment requirements; currently offered only to former shareholders of the former Columbia Funds Institutional Trust(o)	none	none

Class Z*	Available only to certain eligible investors, which are subject to different minimum initial investment requirements, ranging from $0 to $2,000	none	none

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)

Class A*	5.75% maximum, declining to 0% on investments of $1 million or more None for money market Funds and certain other Funds(f)	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(g)

Class B*	none	5.00% maximum, gradually declining to 0% after six years(i)

Class C*	none	1.00% on certain investments redeemed within one year of purchase

Class I*	none	none

Class R*	none	none

Class R3*	none	none

Class R4*	none	none

Class R5*	none	none

Class T	5.75% maximum, declining to 0% on investments of $1 million or more	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(n)

Class W*	none	none

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	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)

Class Y*	none	none

Class Z*	none	none

Non 12b-1
	Maximum Distribution and Service (12b-1) Fees(c)	Service Fees(d)

Class A*	Legacy Columbia Funds: distribution fee up to 0.25% and service fee up to 0.25%; Legacy RiverSource Funds: 0.25% distribution and service fees, except Columbia Money Market Fund, which pays 0.10%	none

Class B*	0.75% distribution fee and 0.25% service fee, with certain exceptions.	none

Class C*	0.75% distribution fee; 0.25% service fee	none

Class I*	none	none

Class R*	Legacy Columbia Funds: 0.50% distribution fee; Legacy RiverSource Funds: 0.50% fee, of which service fee may be up to 0.25%	none

Class R3*	0.25% distribution fee	0.25%(k)

Class R4*	none	0.25%(k)

Class R5*	none	none

Class T	none	up to 0.50%(m)

Class W*	0.25% distribution and service fees, with certain exceptions	none

Class Y*	none	none

Class Z*	none	none

*	For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a)	See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b)	Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
(c)	These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy

S.5

Columbia Funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For more information on these voluntary waivers, see Choosing a Share Class — Distribution and Service Fees. Compensation paid to selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.
(d)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees and Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.
(e)	The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders.
(f)	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund.
(g)	There is no CDSC on Class A shares of money market Funds or the Funds identified in footnote (f) above. Shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur, for Legacy Columbia Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within one year of purchase and for Legacy RiverSource Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within 18 months of purchase.
(h)	The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling agent may have different policies, including automatically redirecting the purchase order to a money market Fund. See Choosing a Share Class — Class A Shares — Front-end Sales Charge for additional information about Class A shares.
(i)	Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Class B Shares — Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.
(j)	There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees.
(l)	Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of such share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares.
(m)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.
(n)	Class T shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on

S.6

or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.
(o)	Class Y shares are available only to the following categories of investors: (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling agent). Sales charges vary depending on the amount of your purchase.

S.7

FUNDamentalstm

Front-End Sales Charge Calculation

The following table presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund in the table below) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund).

S.8

Class A Shares — Front-End Sales Charge — Breakpoint Schedule

			Sales	Amount
		Sales	charge	retained by
		charge	as a	or paid to
		as a	% of the	selling
		% of the	net	agents as a
	Dollar amount of	offering	amount	% of the
Breakpoint Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

	$0—$49,999	5.75%	6.10%	5.00%

Equity Funds,	$50,000—$99,999	4.50%	4.71%	3.75%

Columbia Absolute Return Enhanced Multi-Strategy Fund and	$100,000—$249,999	3.50%	3.63%	3.00%

Funds-of-Funds (equity)*	$250,000—$499,999	2.50%	2.56%	2.15%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

	$0—$49,999	4.75%	4.99%	4.00%

	$50,000—$99,999	4.25%	4.44%	3.50%

Fixed Income Funds (except those listed below)	$100,000—$249,999	3.50%	3.63%	3.00%

and Funds-of-Funds (fixed income)*	$250,000—$499,999	2.50%	2.56%	2.15%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%

Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%

Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%

Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%

Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia California Intermediate Municipal Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%

Columbia Connecticut Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%

Columbia Georgia Intermediate Municipal Bond Fund,	$250,000—$499,999	2.00%	2.04%	1.75%

Columbia Intermediate Bond Fund,	$500,000—$999,999	1.50%	1.53%	1.25%

Columbia Intermediate Municipal Bond Fund,	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia LifeGoal® Income Portfolio,

Columbia Maryland Intermediate Municipal Bond Fund,

Columbia Massachusetts Intermediate Municipal Bond Fund,

Columbia New York Intermediate Municipal Bond Fund,

Columbia North Carolina Intermediate Municipal Bond Fund,

Columbia Oregon Intermediate Municipal Bond Fund,

Columbia South Carolina Intermediate Municipal Bond Fund

and Columbia Virginia Intermediate Municipal Bond Fund

S.9

			Sales	Amount
		Sales	charge	retained by
		charge	as a	or paid to
		as a	% of the	selling
		% of the	net	agents as a
	Dollar amount of	offering	amount	% of the
Breakpoint Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%

Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%

	$250,000—$999,999	0.50%	0.50%	0.40%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)(d)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes — Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund. “Funds-of-Funds (fixed income)” includes — Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund is treated as an equity Fund for purposes of the table.
(a)	Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A shares of a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•	If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•	If you purchased shares of a Legacy Columbia Fund on or before September 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within one year of purchase. If you purchased shares of a Legacy RiverSource Fund on or before Sept. 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within 18 months of purchase.

•	If you purchased shares of any Fund after September 3, 2010, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

S.10

•	Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentalstm

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is generally the first day of the month in which your purchase was made. However, for Class B shares of Legacy RiverSource Funds (other than former Seligman Funds) purchased before May 21, 2005, the start of the holding period is the first day of the calendar year in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

S.11

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$1 million—$2,999,999	1.00%**
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.
**	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail below under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares Closed.

You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

The CDSC on Class B shares generally declines each year until there is no sales charge for selling shares.

S.12

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*

		Columbia California Intermediate Municipal Bond Fund,
		Columbia Georgia Intermediate Municipal Bond Fund,
		Columbia Connecticut Intermediate Municipal Bond Fund,
		Columbia Intermediate Bond Fund, Columbia Intermediate
		Municipal Bond Fund, Columbia LifeGoal® Income Portfolio,
		Columbia Maryland Intermediate Municipal Bond Fund,
		Columbia Massachusetts Intermediate Municipal Bond
		Fund, Columbia New York Intermediate Municipal Bond Fund,
		Columbia North Carolina Intermediate Municipal Bond Fund,
Number of		Columbia Oregon Intermediate Municipal Bond Fund, Columbia
Years Class B	All Funds except those	Short Term Bond Fund, Columbia South Carolina Intermediate
Shares Held	listed to the right	Municipal Bond Fund and Columbia Virginia Intermediate Municipal Bond Fund

One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

S.13

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class B Shares — Conversion to Class A Shares

Class B shares purchased in a Legacy Columbia Fund at any time, a Legacy RiverSource Fund (other than a former Seligman fund) at any time, or a former Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a former Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource Fund (other than a former Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy RiverSource Fund on or after May 21, 2005, any Legacy Columbia Fund and any former Seligman fund begin to age as of the first day of the month in which the purchase was made. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on October 31, 2005 under monthly aging.

The following rules apply to the conversion of Class B shares to Class A shares:

•	Class B shares are converted on or about the 15th day of the month that they become eligible for conversion.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•	You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

S.14

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after one year.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. For more information, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund’s distribution and/or service plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

S.15

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

Class T Shares — Front-End Sales Charge — Breakpoint Schedule

		Sales charge	Sales charge	Amount retained
		as a %	as a %	by or paid to
		of the	of the	selling agents
Breakpoint	Dollar amount of	offering	net amount	as a % of the
Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

	$0—$49,999	5.75%	6.10%	5.00%

	$50,000—$99,999	4.50%	4.71%	3.75%

Equity Funds	$100,000—$249,999	3.50%	3.63%	2.75%

	$250,000—$499,999	2.50%	2.56%	2.00%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

	$0—$49,999	4.75%	4.99%	4.25%

	$50,000—$99,999	4.50%	4.71%	3.75%

Fixed-Income Funds	$100,000—$249,999	3.50%	3.63%	2.75%

	$250,000—$499,999	2.50%	2.56%	2.00%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•	If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•	Shareholders who purchased Class T shares of a Fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

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•	Shareholders who purchased Class T shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•	Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

In certain circumstances, the CDSC may not apply. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$1 million—$2,999,999	1.00%*
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

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First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

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You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentalstm

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a Class A shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above:

•	Individual or joint accounts;

•	Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

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•	Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

•	Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class T, Class W and/or Class Z shares of the Funds.

The following accounts are not eligible for account value aggregation as described above:

•	Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

•	Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

•	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

•	Charitable and irrevocable trust accounts; and

•	Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

Front-End Sales Charge Waivers

The following categories of investors may buy Class A and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

•	Registered representatives and other employees of affiliated or unaffiliated selling agent having a selling agreement with the Distributor(1);

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the Funds(1);

•	Partners and employees of outside legal counsel to the Funds or the Funds’ directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

•	Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

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•	Purchases made:

•	With dividend or capital gain distributions from a Fund or from the same class of another Fund;

•	Through or under a wrap fee product or other investment product sponsored by a selling agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

(1)	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

•	Through banks, trust companies and thrift institutions, acting as fiduciaries;

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•	Purchases made through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

•	At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC — Waivers of the CDSC for Class A, Class C and Class T shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

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•	for which no sales commission or transaction fee was paid to an authorized selling agent at the time of purchase;

•	purchased through reinvestment of dividend and capital gain distributions;

•	in an account that has been closed because it falls below the minimum account balance;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling agent returns the applicable portion of any commission paid by the Distributor;

•	of Class A shares of a Fund initially purchased by an employee benefit plan;

•	other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies);

•	at a Fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

•	by certain other investors as set forth in more detail in the SAI.

CDSC — Waivers of the CDSC for Class B shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and

•	by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.

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Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of the Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling shares of the Fund and providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

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The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution	Service	Combined
	Fee	Fee	Total

Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	none	none	none
Class R (Legacy Columbia Funds)	0.50%	—(e)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(e)
Class R3	0.25%	0.25%(f)	0.50%(f)
Class R4	none	0.25%(f)	0.25%(f)
Class R5	none	none	none
Class T	none	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	none	none	none
Class Z	none	none	none

(a)	As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

	Maximum	Maximum	Maximum
	Class A	Class A	Class A
Funds	Distribution Fee	Service Fee	Combined Total

Legacy RiverSource Funds (other than Columbia Money Market Fund)	Up to 0.25%	Up to 0.25%	0.25%

Columbia Money Market Fund	—	—	0.10%

Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Intermediate Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares

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	Maximum	Maximum	Maximum
	Class A	Class A	Class A
Funds	Distribution Fee	Service Fee	Combined Total

Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia Energy and Natural Resources Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia Small Cap Value Fund I, Columbia Strategic Investor Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia New York Tax-Exempt Fund, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund and Columbia Value and Restructuring Fund	—	0.25%	0.25%

Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%

Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia High Income Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Masters International Equity Portfolio, Columbia Small Cap Value Fund II, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Overseas Value Fund	—	—	0.25%; these Funds pay a combined distribution and service fee pursuant to their combined distribution and shareholder servicing plan for Class A shares

(b)	The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below.
Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c)	Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution

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fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.
(d)	The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Corporate Income Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e)	Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f)	The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g)	The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

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For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares and for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their selling agents with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

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Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Class R3 and Class R4 Shares Plan Administration Fee

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

Selling Agent Compensation

The Distributor and the investment manager make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers.

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The Distributor, the Transfer Agent and the investment manager may also make payments to selling agents, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn Funds) is 0.20% of the average aggregate value of the Fund’s shares maintained in each such account for selling agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor’s and the investment manager’s own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

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Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of shares of the Fund at the end of each business day.

FUNDamentalstm

NAV Calculation

Each of the Fund’s share classes calculates its NAV per share as follows:

(Value of assets of the share class)
NAV	=	− (Liabilities of the share class)

Number of outstanding shares of the class

FUNDamentalstm

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

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If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earning announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

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Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the Fund’s NAV per share on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

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Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

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Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

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Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy — Broker/Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

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Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. For more information see Buying, Selling and Exchanging Shares — Excessive Trading Practices.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

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These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

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•	interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

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Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

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Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account.

Accounts established directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

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Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares Closed

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

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Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•	Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share Class — Class A Shares — Front-end Sales Charges. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are currently only available to the Funds (i.e., fund-of-fund investments).

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Class R Shares

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R3, Class R4 and Class R5 Shares

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class R3, Class R4 or Class R5 shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

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Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and Class R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

Class T Shares Closed

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

Class W Shares

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Class Y shares are available only to the following categories of eligible investors:

•	Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

•	Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

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Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under “Minimum Investments — Additional Investments and Account Balance — Class Z Shares Minimum Investments”

Additional Eligible Investors

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

Minimum Initial Investments and Account Balance

The table below shows the Fund’s minimum initial investment and minimum account balance requirements, which may vary by Fund, class and type of account. The first table relates to accounts other than accounts utilizing a systematic investment plan. The second table relates to investments through a systematic investment plan.

Minimum Investment and Account Balance (Not Applicable to Systematic Investment Plans)

	Minimum	Minimum
	Initial	Account
	investment	balance

For all Funds and classes except those listed below (non-qualified accounts)	$2,000(a)	$250(b)

For all Funds and classes except those listed below (Individual Retirement Accounts)	$1,000	none

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000	$5,000

Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500

Class I, Class R, Class R3, Class R4	none	none

Class R5	variable(c)	none

Class W	$500	$500

Class Y	variable(d)	$250

Class Z	variable(a)(e)	$250(b)

(a)	If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.

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(b)	If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.
(c)	The minimum initial investment amount for Class R5 shares varies depending on eligibility. See Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares above.
(d)	The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class Y Shares.
(e)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. The table below shows the minimum initial investments and minimum account balance for investment through a Systematic Investment Plan:

Minimum Investment and Account Balance — Systematic Investment Plans

	Minimum	Minimum
	Initial	Account
	investment	balance*

For all Funds and classes except those listed below (non-qualified accounts)	$100*(a)	none*(b)

For all Funds and classes except those listed below (Individual Retirement Accounts)	$100*(b)	none

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund, Columbia Global Extended Alpha Fund	$10,000	$5,000

Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500

Class I, Class R, Class R3, Class R4	none	none

Class W	$500	$500

Class Z	variable(c)	none

*	If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly.
(a)	money market Funds — $2,000.
(b)	money market Funds — $1,000.
(c)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

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Class Z Shares Minimum Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•	Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•	Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•	Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held

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Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•	Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•	Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•	Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

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Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed for restrictions applicable to Class B shares.

Wire Purchases

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Other Purchase Rules You Should Know

•	Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•	You buy Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

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•	The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, Class R3, Class R4 and Class R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

Wire Redemptions

You may request that your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

Electronic Funds Transfer

You may sell Class A, Class B, Class C, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

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Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Check Redemption Service

Class A shares and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•	Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any

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applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•	If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•	If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•	If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•	The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

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Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in good form.

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•	The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•	You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

•	If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

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•	A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•	If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•	If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

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You may exchange or sell shares by having your selling agent process your transaction. If you maintain your account directly with your selling agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling agents to learn more about the details of the Class Z shares exchange privilege.

Ways to Request a Sale or Exchange of Shares

Account established with your selling agent

You can exchange or sell Fund shares by having your financial advisor or selling agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•	A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentalsTM

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

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The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

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Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•	The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•	Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•	From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•	For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates. described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•	For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

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•	Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•	Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•	If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

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•	For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•	For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•	A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•	The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

S.60

FUNDamentalsTM

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Additional Services and Compensation

In addition to acting as the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other

S.61

Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

S.62

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the investment manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The investment manager and its affiliates receive fees from affiliated funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.63

Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

S-6280-99 K (9/11)

Prospectus

Columbia Inflation Protected Securities Fund

Prospectus September 29, 2011

Columbia Inflation Protected Securities Fund seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.

Class	Ticker Symbol

Class Z	CIPZX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 Not FDIC Insured - May Lose Value - No Bank Guarantee

Summary of the Fund
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	4p
Principal Risks of Investing in the Fund	5p
Past Performance	7p
Fund Management	9p
Buying and Selling Shares	9p
Tax Information	9p
Financial Intermediary Compensation	9p
More Information about the Fund
Investment Objective	10p
Principal Investment Strategies of the Fund	10p
Principal Risks of Investing in the Fund	11p
More about Annual Fund Operating Expenses	15p
Other Investment Strategies and Risks	16p
Fund Management and Compensation	19p
Financial Highlights	21p
Choosing a Share Class	S.1
Comparison of Share Classes	S.2
Sales Charges and Commissions	S.7
Reductions/Waivers of Sales Charges	S.17
Distribution and Service Fees	S.23
Selling Agent Compensation	S.28
Buying, Selling and Exchanging Shares	S.30
Share Price Determination	S.30
Transaction Rules and Policies	S.31
Opening an Account and Placing Orders	S.39
Buying Shares	S.41
Selling Shares	S.50
Exchanging Shares	S.52
Distributions and Taxes	S.56
Additional Services and Compensation	S.61
Additional Management Information	S.61

2p  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 CLASS Z PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Inflation Protected Securities Fund (the Fund) seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	None

Annual Fund Operating Expenses(a)
(expenses that you pay each year as a percentage of the value of your investment)

	Class Z
Management fees	0.44%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.44%
Total annual fund operating expenses	0.88%
Less: Fee waiver/expense reimbursement(b)	(0.28%	)
Total annual fund operating expenses after fee waiver/expense reimbursement(b)	0.60%

(a)	Expense ratios have been adjusted to reflect current fees.

(b)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until September 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not exceed the annual rate of 0.60% for Class Z.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 CLASS Z PROSPECTUS  3p

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Class Z	$61	$253	$461	$1,063

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 99% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund is a non-diversified fund that, under normal market conditions, invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. Government and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The Fund currently intends to focus on inflation-protected debt securities issued by the U.S. Treasury. The Fund invests only in securities rated investment grade at the time of purchase by a third-party rating agency or, if unrated, deemed by the Fund’s investment manager to be of comparable quality. Inflation-protected securities are designed to protect the future purchasing power of the money invested in them.

The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury uses the Consumer Price Index for Urban Consumers (non seasonally adjusted) as the inflation measure. Up to 20% of the Fund’s net assets may be invested in non-inflation protected debt obligations issued by U.S. and foreign governments, their agencies and instrumentalities, as well as U.S. and foreign corporate debt obligations, mortgage and asset-backed securities and money market instruments. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

4p  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 CLASS Z PROSPECTUS

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Credit Risk. Credit risk is the risk that fixed-income securities in the Fund’s portfolio may or will decline in price or fail to pay interest or repay principal when due because the issuer of the security will default or otherwise become unable or unwilling to honor its financial obligations. Lower quality or unrated securities held by the Fund may present increased credit risk.

Risks of Foreign/Emerging Markets Investing. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund’s portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Investments in emerging markets present greater risk of loss than a typical foreign security investment. Because of the less developed markets and economies and less mature governments and governmental institutions, the risks of investing in foreign securities may be intensified in the case of investments in issuers organized, domiciled or doing business in emerging markets.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested, and that principal will not grow with inflation unless the shareholder reinvests the portion of Fund distributions that comes from inflation adjustments.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. When interest rates rise, prices of fixed-income securities generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations.

Issuer Risk. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 CLASS Z PROSPECTUS  5p

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably.

Non-Diversification Risk. Compared with a “diversified” fund, the Fund may invest a greater percentage of its assets in the securities of a single issuer. A decline in the value of that investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. Treasury. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP program is subject to change.

6p  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 CLASS Z PROSPECTUS

PAST PERFORMANCE

Class Z shares have not been in existence for one full calendar year as of the date of this prospectus and therefore performance information for this share class is not shown. The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, for the Fund’s Class A shares (which are not offered under this prospectus), respectively:

•	how the Fund’s Class A performance has varied for each full calendar year shown on the bar chart; and

•	how the Fund’s Class A average annual total returns compare to recognized measures of market performance shown on the table.

The sales charge for Class A shares is not reflected in the bar chart or the table. Class Z shares are not subject to a sales charge. If the Class A sales charge was reflected, returns would be lower than those shown.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

After-tax returns are shown for Class A shares. After-tax returns for Class Z shares will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 CLASS Z PROSPECTUS  7p

CLASS A* ANNUAL TOTAL RETURNS (WITHOUT SALES CHARGE)

15% 10% 5% 0% -5% +2.15% -0.01% +10.94% -0.72% +7.76% +4.86% 2005 2006 2007 2008 2009 2010

(calendar year)

During the periods shown:

•	Highest return for a calendar quarter was +5.14% (quarter ended March 31, 2008).

•	Lowest return for a calendar quarter was –3.42% (quarter ended September 30, 2008).

•	Class A year-to-date return was +5.11% at June 30, 2011.

Average Annual Total Returns (without sales charge)

(for periods ended December 31, 2010)	1 year	5 years	10 years

Columbia Inflation Protected Securities Fund:
Class A* — before taxes	+4.86%	+4.47%	+4.15%
Class A* — after taxes on distributions	+4.30%	+3.22%	+2.80%
Class A* — after taxes on distributions and redemption of fund shares	+3.15%	+3.08%	+2.74%
Barclays Capital U.S. Government Inflation-Linked Bond Index (reflects no deduction for fees, expenses or taxes)	+6.33%	+5.34%	+5.01%

*	The returns shown are for Class A shares without the applicable front-end sales charge. Class Z shares, which are sold without a sales charge, would have substantially similar annual returns as Class A shares because the classes of shares invest in the same portfolio of securities and would differ only to the extent that the classes do not have the same expenses. Class A share returns have not been adjusted to reflect differences in class-related expenses. If differences in class-related expenses were reflected (i.e., if expenses of Class Z shares were reflected in the Class A share returns), the returns shown for Class A shares for all periods would be higher.

Fund performance information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Bond Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

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FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Nicholas Pifer, CFA	Portfolio Manager	2010
Vishal Khanduja, CFA	Portfolio Manager	2010

BUYING AND SELLING SHARES

The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor.

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081
Express Mail: Columbia Management Investment Services Corp.,
30 Dan Road, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 CLASS Z PROSPECTUS  9p

More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Inflation Protected Securities Fund (the Fund) seeks to provide shareholders with total return that exceeds the rate of inflation over the long term. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund is a non-diversified fund that, under normal market conditions, invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. Government and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The Fund currently intends to focus on inflation-protected debt securities issued by the U.S. Treasury. The Fund invests only in securities rated investment grade at the time of purchase by a third-party rating agency or, if unrated, deemed by the Fund’s investment manager to be of comparable quality. Inflation-protected securities are designed to protect the future purchasing power of the money invested in them. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury uses the Consumer Price Index for Urban Consumers (non-seasonally adjusted) as the inflation measure. Up to 20% of the Fund’s net assets may be invested in non-inflation protected debt obligations issued by U.S. and foreign governments, their agencies and instrumentalities, as well as U.S. and foreign corporate debt obligations, mortgage and asset-backed securities and money market instruments. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the investment manager) makes purchase and sale decisions based on current and anticipated changes in interest rates, current valuation relative to alternatives in the market, general market conditions and any other factors deemed relevant by the portfolio managers.

•	Fund assets will be allocated among different market sectors (for example, U.S. Government, foreign governments, corporate issuers of inflation-protected securities, mortgage and asset-backed securities and money market instruments) and different maturities based on views of the relative value for each sector or maturity. The Fund currently intends to focus on inflation-protected debt securities issued by the U.S. Treasury.

10p  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 CLASS Z PROSPECTUS

•	Duration and yield curve decisions will be based on quantitative analysis of forward looking interest rate determinants including inflation, real interest rates, risk premiums and relative supply/demand.

•	The Fund will target an average portfolio duration within a range of plus or minus 30% of the duration of the Barclays Capital U.S. Government Inflation-Linked Bond Index which was 6.28 years as of July 31, 2011. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a 5 year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. There is no limitation on the maturities of the instruments the Fund will invest in.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Credit Risk. Credit risk is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Lower quality or unrated securities held by the Fund may present increased credit risk.

Risks of Foreign/Emerging Markets Investing. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the risks associated with the political, social, economic, and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 CLASS Z PROSPECTUS  11p

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the risks associated with the process of clearing and settling of trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and may be very volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested, and that principal will not grow with inflation unless the shareholder reinvests the portion of Fund distributions that comes from inflation adjustments.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed-income securities: when interest rates rise, the prices generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk.

Issuer Risk. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors.

12p  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 CLASS Z PROSPECTUS

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably.

Non-Diversification Risk. The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund’s performance, the Fund may be more exposed to the risks of loss and volatility then a fund that invests more broadly.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

The largest risks associated with sovereign debt include Credit Risk and Risks of Foreign/Emerging Markets Investing.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 CLASS Z PROSPECTUS  13p

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP program is subject to change.

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MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, “Fees and Expenses of the Fund” that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund’s average net assets as of a different period or a different point in time, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund’s operating expenses that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The investment manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through September 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.60% for Class Z.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs)), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

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OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and ETFs, also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF’s share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

Additionally, the Fund may use derivatives such as futures, options, forward contracts, and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments will typically increase the Fund’s exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

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Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the portfolio managers would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Even though the Fund’s policies permit the use of derivatives, the portfolio managers are not required to use derivatives.

For more information on strategies and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s SAI. For more information on the Fund’s holdings, see the Fund’s annual and semiannual reports.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions including, for example, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent securities trades, which could result in increased trading expenses and taxes, and decreased performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to approved broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 CLASS Z PROSPECTUS  17p

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund’s performance. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Financial Highlights.”

Directed Brokerage. The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

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FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia Funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the most recent fiscal year was 0.44% of the Fund’s average daily net assets. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses.

A new investment management services agreement (new IMS Agreement) with Columbia Management was approved by the Board in September 2010 and by Fund shareholders at a Joint Special Meeting of Shareholders held on February 15, 2011 in connection with various initiatives to achieve consistent investment management service and fee structures across Columbia funds. A discussion regarding the basis for the Board approving the new IMS Agreement is available in the Fund’s semiannual shareholder report for the period ended January 31, 2011.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 CLASS Z PROSPECTUS  19p

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Nicholas Pifer, CFA, Portfolio Manager

•	Managed the Fund since 2000.

•	Sector Leader of the global rates and currency sector team.

•	Joined the investment manager in 2000.

•	Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.

•	Began investment career in 1990.

•	MA, Johns Hopkins University School of Advanced International Studies.

Vishal Khanduja, CFA, Portfolio Manager

•	Managed the Fund since May 2010.

•	Sector Manager of the liquid and structured assets sector team.

•	Joined the investment manager in 2008.

•	Began investment career in 2005.

•	BS, VJTI Mumbai – India; MBA, University of Iowa.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

	Year ended
	July 31, 2011(a)
Class Z
Per share data
Net asset value, beginning of period	$10.59

Income from investment operations:
Net investment income	0.60
Net realized and unrealized gain on investments	0.17

Total from investment operations	0.77

Less distributions to shareholders from:
Net investment income	(0.33)

Total distributions to shareholders	(0.33)

Net asset value, end of period	$11.03

Total return	7.45%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.85%	(d)

Net expenses after fees waived or expenses reimbursed(c)	0.60%	(d)

Net investment income	6.88%	(d)

Supplemental data
Net assets, end of period (in thousands)	$1,434

Portfolio turnover	99%

See accompanying Notes to Financial Highlights.

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Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(d)	Annualized.

Information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Bond Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

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Choosing a Share Class

The Funds

The Columbia and Columbia Acorn Funds share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling agent (as defined below) should consider the combined market value of all Columbia and Columbia Acorn Funds owned by the investor or his/her “immediate family.” For details on this particular policy, see Choosing a Share Class — Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions.

Funds and portfolios that bore the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. For a list of Legacy Columbia Funds, see Appendix E to the Fund’s SAI. The funds that historically bore the RiverSource brand, including those renamed to bear the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. For a list of Legacy RiverSource Funds, see Appendix F to the Fund’s SAI. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds.

The Funds’ primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

FUNDamentalstm

Fund Share Classes

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus.

Funds Contact Information

Additional information about the Funds can be obtained at columbiamanagement.com*, by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.1

Comparison of Share Classes

Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDamentalstm

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

S.2

		Investment	Conversion
	Eligible Investors and Minimum Initial Investments(a)	Limits	Features

Class A*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	none	none

Class B*	Closed to new investors(h)	up to $49,999	Converts to Class A shares generally eight years after purchase.(i)

Class C*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	up to $999,999; no limit for eligible employee benefit plans.(j)	none

Class I*	Available only to other Funds (i.e., fund-of-fund investments)	none	none

Class R*	Available only to eligible retirement plans and health savings accounts; no minimum initial investment	none	none

Class R3*	Class R3 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none

Class R4*	Class R4 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none

Class R5*	Class R5 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, health savings accounts and, if approved by the Distributor, institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments(l)	none	none

Class T	Available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)	none	none

S.3

		Investment	Conversion
	Eligible Investors and Minimum Initial Investments(a)	Limits	Features

Class W*	Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs	none	none

Class Y*	Available to certain categories of investors which are subject to minimum initial investment requirements; currently offered only to former shareholders of the former Columbia Funds Institutional Trust(o)	none	none

Class Z*	Available only to certain eligible investors, which are subject to different minimum initial investment requirements, ranging from $0 to $2,000	none	none

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)

Class A*	5.75% maximum, declining to 0% on investments of $1 million or more None for money market Funds and certain other Funds(f)	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(g)

Class B*	none	5.00% maximum, gradually declining to 0% after six years(i)

Class C*	none	1.00% on certain investments redeemed within one year of purchase

Class I*	none	none

Class R*	none	none

Class R3*	none	none

Class R4*	none	none

Class R5*	none	none

Class T	5.75% maximum, declining to 0% on investments of $1 million or more	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(n)

Class W*	none	none

S.4

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)

Class Y*	none	none

Class Z*	none	none

Non 12b-1
	Maximum Distribution and Service (12b-1) Fees(c)	Service Fees(d)

Class A*	Legacy Columbia Funds: distribution fee up to 0.25% and service fee up to 0.25%; Legacy RiverSource Funds: 0.25% distribution and service fees, except Columbia Money Market Fund, which pays 0.10%	none

Class B*	0.75% distribution fee and 0.25% service fee, with certain exceptions.	none

Class C*	0.75% distribution fee; 0.25% service fee	none

Class I*	none	none

Class R*	Legacy Columbia Funds: 0.50% distribution fee; Legacy RiverSource Funds: 0.50% fee, of which service fee may be up to 0.25%	none

Class R3*	0.25% distribution fee	0.25%(k)

Class R4*	none	0.25%(k)

Class R5*	none	none

Class T	none	up to 0.50%(m)

Class W*	0.25% distribution and service fees, with certain exceptions	none

Class Y*	none	none

Class Z*	none	none

*	For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a)	See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b)	Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
(c)	These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia Funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to

S.5

0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For more information on these voluntary waivers, see Choosing a Share Class — Distribution and Service Fees. Compensation paid to selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.
(d)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees and Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.
(e)	The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders.
(f)	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund.
(g)	There is no CDSC on Class A shares of money market Funds or the Funds identified in footnote (f) above. Shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur, for Legacy Columbia Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within one year of purchase and for Legacy RiverSource Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within 18 months of purchase.
(h)	The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling agent may have different policies, including automatically redirecting the purchase order to a money market Fund. See Choosing a Share Class — Class A Shares — Front-end Sales Charge for additional information about Class A shares.
(i)	Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Class B Shares — Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.
(j)	There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees.
(l)	Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of such share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares.
(m)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.
(n)	Class T shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.

S.6

(o)	Class Y shares are available only to the following categories of investors: (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling agent). Sales charges vary depending on the amount of your purchase.

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Front-End Sales Charge Calculation

The following table presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund in the table below) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund).

S.8

Class A Shares — Front-End Sales Charge — Breakpoint Schedule

			Sales	Amount
		Sales	charge	retained by
		charge	as a	or paid to
		as a	% of the	selling
		% of the	net	agents as a
	Dollar amount of	offering	amount	% of the
Breakpoint Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

	$0—$49,999	5.75%	6.10%	5.00%

Equity Funds,	$50,000—$99,999	4.50%	4.71%	3.75%

Columbia Absolute Return Enhanced Multi-Strategy Fund and	$100,000—$249,999	3.50%	3.63%	3.00%

Funds-of-Funds (equity)*	$250,000—$499,999	2.50%	2.56%	2.15%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

	$0—$49,999	4.75%	4.99%	4.00%

	$50,000—$99,999	4.25%	4.44%	3.50%

Fixed Income Funds (except those listed below)	$100,000—$249,999	3.50%	3.63%	3.00%

and Funds-of-Funds (fixed income)*	$250,000—$499,999	2.50%	2.56%	2.15%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%

Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%

Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%

Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%

Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia California Intermediate Municipal Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%

Columbia Connecticut Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%

Columbia Georgia Intermediate Municipal Bond Fund,	$250,000—$499,999	2.00%	2.04%	1.75%

Columbia Intermediate Bond Fund,	$500,000—$999,999	1.50%	1.53%	1.25%

Columbia Intermediate Municipal Bond Fund,	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia LifeGoal® Income Portfolio,

Columbia Maryland Intermediate Municipal Bond Fund,

Columbia Massachusetts Intermediate Municipal Bond Fund,

Columbia New York Intermediate Municipal Bond Fund,

Columbia North Carolina Intermediate Municipal Bond Fund,

Columbia Oregon Intermediate Municipal Bond Fund,

Columbia South Carolina Intermediate Municipal Bond Fund

and Columbia Virginia Intermediate Municipal Bond Fund

S.9

			Sales	Amount
		Sales	charge	retained by
		charge	as a	or paid to
		as a	% of the	selling
		% of the	net	agents as a
	Dollar amount of	offering	amount	% of the
Breakpoint Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%

Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%

	$250,000—$999,999	0.50%	0.50%	0.40%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)(d)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes — Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund. “Funds-of-Funds (fixed income)” includes — Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund is treated as an equity Fund for purposes of the table.
(a)	Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A shares of a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•	If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•	If you purchased shares of a Legacy Columbia Fund on or before September 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within one year of purchase. If you purchased shares of a Legacy RiverSource Fund on or before Sept. 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within 18 months of purchase.

•	If you purchased shares of any Fund after September 3, 2010, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

S.10

•	Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentalstm

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is generally the first day of the month in which your purchase was made. However, for Class B shares of Legacy RiverSource Funds (other than former Seligman Funds) purchased before May 21, 2005, the start of the holding period is the first day of the calendar year in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

S.11

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$1 million—$2,999,999	1.00%**
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.
**	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail below under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares Closed.

You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

The CDSC on Class B shares generally declines each year until there is no sales charge for selling shares.

S.12

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*

		Columbia California Intermediate Municipal Bond Fund,
		Columbia Georgia Intermediate Municipal Bond Fund,
		Columbia Connecticut Intermediate Municipal Bond Fund,
		Columbia Intermediate Bond Fund, Columbia Intermediate
		Municipal Bond Fund, Columbia LifeGoal® Income Portfolio,
		Columbia Maryland Intermediate Municipal Bond Fund,
		Columbia Massachusetts Intermediate Municipal Bond
		Fund, Columbia New York Intermediate Municipal Bond Fund,
		Columbia North Carolina Intermediate Municipal Bond Fund,
Number of		Columbia Oregon Intermediate Municipal Bond Fund, Columbia
Years Class B	All Funds except those	Short Term Bond Fund, Columbia South Carolina Intermediate
Shares Held	listed to the right	Municipal Bond Fund and Columbia Virginia Intermediate Municipal Bond Fund

One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

S.13

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class B Shares — Conversion to Class A Shares

Class B shares purchased in a Legacy Columbia Fund at any time, a Legacy RiverSource Fund (other than a former Seligman fund) at any time, or a former Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a former Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource Fund (other than a former Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy RiverSource Fund on or after May 21, 2005, any Legacy Columbia Fund and any former Seligman fund begin to age as of the first day of the month in which the purchase was made. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on October 31, 2005 under monthly aging.

The following rules apply to the conversion of Class B shares to Class A shares:

•	Class B shares are converted on or about the 15th day of the month that they become eligible for conversion.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•	You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

S.14

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after one year.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. For more information, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund’s distribution and/or service plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

S.15

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

Class T Shares — Front-End Sales Charge — Breakpoint Schedule

		Sales charge	Sales charge	Amount retained
		as a %	as a %	by or paid to
		of the	of the	selling agents
Breakpoint	Dollar amount of	offering	net amount	as a % of the
Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

	$0—$49,999	5.75%	6.10%	5.00%

	$50,000—$99,999	4.50%	4.71%	3.75%

Equity Funds	$100,000—$249,999	3.50%	3.63%	2.75%

	$250,000—$499,999	2.50%	2.56%	2.00%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

	$0—$49,999	4.75%	4.99%	4.25%

	$50,000—$99,999	4.50%	4.71%	3.75%

Fixed-Income Funds	$100,000—$249,999	3.50%	3.63%	2.75%

	$250,000—$499,999	2.50%	2.56%	2.00%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•	If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•	Shareholders who purchased Class T shares of a Fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

S.16

•	Shareholders who purchased Class T shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•	Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

In certain circumstances, the CDSC may not apply. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$1 million—$2,999,999	1.00%*
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

S.17

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

S.18

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentalstm

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a Class A shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above:

•	Individual or joint accounts;

•	Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

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•	Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

•	Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class T, Class W and/or Class Z shares of the Funds.

The following accounts are not eligible for account value aggregation as described above:

•	Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

•	Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

•	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

•	Charitable and irrevocable trust accounts; and

•	Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

Front-End Sales Charge Waivers

The following categories of investors may buy Class A and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

•	Registered representatives and other employees of affiliated or unaffiliated selling agent having a selling agreement with the Distributor(1);

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the Funds(1);

•	Partners and employees of outside legal counsel to the Funds or the Funds’ directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

•	Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

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•	Purchases made:

•	With dividend or capital gain distributions from a Fund or from the same class of another Fund;

•	Through or under a wrap fee product or other investment product sponsored by a selling agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

(1)	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

•	Through banks, trust companies and thrift institutions, acting as fiduciaries;

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•	Purchases made through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

•	At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC — Waivers of the CDSC for Class A, Class C and Class T shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

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•	for which no sales commission or transaction fee was paid to an authorized selling agent at the time of purchase;

•	purchased through reinvestment of dividend and capital gain distributions;

•	in an account that has been closed because it falls below the minimum account balance;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling agent returns the applicable portion of any commission paid by the Distributor;

•	of Class A shares of a Fund initially purchased by an employee benefit plan;

•	other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies);

•	at a Fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

•	by certain other investors as set forth in more detail in the SAI.

CDSC — Waivers of the CDSC for Class B shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and

•	by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.

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Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of the Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling shares of the Fund and providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

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The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution	Service	Combined
	Fee	Fee	Total

Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	none	none	none
Class R (Legacy Columbia Funds)	0.50%	—(e)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(e)
Class R3	0.25%	0.25%(f)	0.50%(f)
Class R4	none	0.25%(f)	0.25%(f)
Class R5	none	none	none
Class T	none	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	none	none	none
Class Z	none	none	none

(a)	As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

	Maximum	Maximum	Maximum
	Class A	Class A	Class A
Funds	Distribution Fee	Service Fee	Combined Total

Legacy RiverSource Funds (other than Columbia Money Market Fund)	Up to 0.25%	Up to 0.25%	0.25%

Columbia Money Market Fund	—	—	0.10%

Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Intermediate Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares

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	Maximum	Maximum	Maximum
	Class A	Class A	Class A
Funds	Distribution Fee	Service Fee	Combined Total

Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia Energy and Natural Resources Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia Small Cap Value Fund I, Columbia Strategic Investor Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia New York Tax-Exempt Fund, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund and Columbia Value and Restructuring Fund	—	0.25%	0.25%

Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%

Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia High Income Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Masters International Equity Portfolio, Columbia Small Cap Value Fund II, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Overseas Value Fund	—	—	0.25%; these Funds pay a combined distribution and service fee pursuant to their combined distribution and shareholder servicing plan for Class A shares

(b)	The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below.
Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c)	Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution

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fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.
(d)	The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Corporate Income Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e)	Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f)	The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g)	The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

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For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares and for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their selling agents with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

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Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Class R3 and Class R4 Shares Plan Administration Fee

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

Selling Agent Compensation

The Distributor and the investment manager make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers.

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The Distributor, the Transfer Agent and the investment manager may also make payments to selling agents, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn Funds) is 0.20% of the average aggregate value of the Fund’s shares maintained in each such account for selling agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor’s and the investment manager’s own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

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Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of shares of the Fund at the end of each business day.

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NAV Calculation

Each of the Fund’s share classes calculates its NAV per share as follows:

(Value of assets of the share class)
NAV	=	− (Liabilities of the share class)

Number of outstanding shares of the class

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Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

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If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earning announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

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Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the Fund’s NAV per share on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

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Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

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Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

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Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy — Broker/Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

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Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. For more information see Buying, Selling and Exchanging Shares — Excessive Trading Practices.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

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These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

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•	interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

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Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

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Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account.

Accounts established directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

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Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares Closed

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

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Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•	Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share Class — Class A Shares — Front-end Sales Charges. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are currently only available to the Funds (i.e., fund-of-fund investments).

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Class R Shares

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R3, Class R4 and Class R5 Shares

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class R3, Class R4 or Class R5 shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

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Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and Class R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

Class T Shares Closed

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

Class W Shares

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Class Y shares are available only to the following categories of eligible investors:

•	Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

•	Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

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Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under “Minimum Investments — Additional Investments and Account Balance — Class Z Shares Minimum Investments”

Additional Eligible Investors

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

Minimum Initial Investments and Account Balance

The table below shows the Fund’s minimum initial investment and minimum account balance requirements, which may vary by Fund, class and type of account. The first table relates to accounts other than accounts utilizing a systematic investment plan. The second table relates to investments through a systematic investment plan.

Minimum Investment and Account Balance (Not Applicable to Systematic Investment Plans)

	Minimum	Minimum
	Initial	Account
	investment	balance

For all Funds and classes except those listed below (non-qualified accounts)	$2,000(a)	$250(b)

For all Funds and classes except those listed below (Individual Retirement Accounts)	$1,000	none

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000	$5,000

Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500

Class I, Class R, Class R3, Class R4	none	none

Class R5	variable(c)	none

Class W	$500	$500

Class Y	variable(d)	$250

Class Z	variable(a)(e)	$250(b)

(a)	If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.

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(b)	If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.
(c)	The minimum initial investment amount for Class R5 shares varies depending on eligibility. See Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares above.
(d)	The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class Y Shares.
(e)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. The table below shows the minimum initial investments and minimum account balance for investment through a Systematic Investment Plan:

Minimum Investment and Account Balance — Systematic Investment Plans

	Minimum	Minimum
	Initial	Account
	investment	balance*

For all Funds and classes except those listed below (non-qualified accounts)	$100*(a)	none*(b)

For all Funds and classes except those listed below (Individual Retirement Accounts)	$100*(b)	none

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund, Columbia Global Extended Alpha Fund	$10,000	$5,000

Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500

Class I, Class R, Class R3, Class R4	none	none

Class W	$500	$500

Class Z	variable(c)	none

*	If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly.
(a)	money market Funds — $2,000.
(b)	money market Funds — $1,000.
(c)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

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Class Z Shares Minimum Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•	Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•	Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•	Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held

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Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•	Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•	Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•	Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

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Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed for restrictions applicable to Class B shares.

Wire Purchases

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Other Purchase Rules You Should Know

•	Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•	You buy Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

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•	The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, Class R3, Class R4 and Class R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

Wire Redemptions

You may request that your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

Electronic Funds Transfer

You may sell Class A, Class B, Class C, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

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Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Check Redemption Service

Class A shares and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•	Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any

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applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•	If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•	If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•	If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•	The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

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Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in good form.

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•	The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•	You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

•	If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

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•	A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•	If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•	If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

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You may exchange or sell shares by having your selling agent process your transaction. If you maintain your account directly with your selling agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling agents to learn more about the details of the Class Z shares exchange privilege.

Ways to Request a Sale or Exchange of Shares

Account established with your selling agent

You can exchange or sell Fund shares by having your financial advisor or selling agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•	A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentalsTM

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

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The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

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Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•	The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•	Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•	From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•	For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates. described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•	For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

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•	Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•	Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•	If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

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•	For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•	For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•	A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•	The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

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FUNDamentalsTM

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Additional Services and Compensation

In addition to acting as the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other

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Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

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Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the investment manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The investment manager and its affiliates receive fees from affiliated funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

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Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611
Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

S-6568-99 K (9/11)

Prospectus

Columbia Large Core Quantitative Fund

Prospectus September 29, 2011

Columbia Large Core Quantitative Fund seeks to provide shareholders with long-term capital growth.

Class	Ticker Symbol

Class A	AQEAX
Class B	AQEBX
Class C	RDCEX
Class I	ALEIX
Class R	—
Class R4	RQEYX
Class R5	RSIPX
Class W	RDEWX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 Not FDIC Insured - May Lose Value - No Bank Guarantee

Summary of the Fund
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	5p
Principal Risks of Investing in the Fund	5p
Past Performance	6p
Fund Management	8p
Buying and Selling Shares	9p
Tax Information	9p
Financial Intermediary Compensation	9p
More Information about the Fund
Investment Objective	10p
Principal Investment Strategies of the Fund	10p
Principal Risks of Investing in the Fund	11p
More about Annual Fund Operating Expenses	13p
Other Investment Strategies and Risks	14p
Fund Management and Compensation	17p
Financial Highlights	19p
Choosing a Share Class	S.1
Comparison of Share Classes	S.2
Sales Charges and Commissions	S.7
Reductions/Waivers of Sales Charges	S.17
Distribution and Service Fees	S.23
Selling Agent Compensation	S.28
Buying, Selling and Exchanging Shares	S.30
Share Price Determination	S.30
Transaction Rules and Policies	S.31
Opening an Account and Placing Orders	S.39
Buying Shares	S.41
Selling Shares	S.50
Exchanging Shares	S.52
Distributions and Taxes	S.56
Additional Services and Compensation	S.61
Additional Management Information	S.61

2p  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Large Core Quantitative Fund (the Fund) seeks to provide shareholders with long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address) agree to invest in the future at least $50,000 in any of the Columbia and Columbia Acorn funds. More information about these and other discounts is available from your financial intermediary and under “Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions” on page S.17 of this prospectus and on page D.1 of Appendix D in the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)

				Class I, R,
	Class A	Class B	Class C	R4, R5 & W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1%	5%	1%	None

Annual Fund Operating Expenses(a)
(expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class C		Class I
Management fees	0.59%		0.59%		0.59%		0.59%
Distribution and/or service (12b-1) fees	0.25%		1.00%		1.00%		0.00%
Other expenses	0.30%		0.30%		0.30%		0.08%
Total annual fund operating expenses	1.14%		1.89%		1.89%		0.67%
Less: Fee waiver/expense reimbursement(b)	(0.08%	)	(0.08%	)	(0.08%	)	(0.03%	)
Total annual fund operating expenses after fee waiver/expense reimbursement(b)	1.06%		1.81%		1.81%		0.64%
	Class R		Class R4		Class R5		Class W
Management fees	0.59%		0.59%		0.59%		0.59%
Distribution and/or service (12b-1) fees	0.50%		0.00%		0.00%		0.25%
Other expenses	0.30%		0.34%		0.09%		0.30%
Total annual fund operating expenses	1.39%		0.93%		0.68%		1.14%
Less: Fee waiver/expense reimbursement(b)	(0.08%	)	(0.03%	)	(0.03%	)	(0.08%	)
Total annual fund operating expenses after fee waiver/expense reimbursement(b)	1.31%		0.90%		0.65%		1.06%

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(a)	Expense ratios have been adjusted to reflect current fees.

(b)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until September 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not exceed the annual rates of 1.06% for Class A, 1.81% for Class B, 1.81% for Class C, 0.64% for Class I, 1.31% for Class R, 0.94% for Class R4, 0.69% for Class R5 and 1.06% for Class W.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Class A (whether or not shares are redeemed)	$677	$909	$1,160	$1,879
Class B (if shares are redeemed)	$684	$886	$1,215	$2,014
Class B (if shares are not redeemed)	$184	$586	$1,015	$2,014
Class C (if shares are redeemed)	$284	$586	$1,015	$2,210
Class C (if shares are not redeemed)	$184	$586	$1,015	$2,210
Class I (whether or not shares are redeemed)	$65	$212	$371	$835
Class R (whether or not shares are redeemed)	$133	$432	$754	$1,667
Class R4 (whether or not shares are redeemed)	$92	$294	$513	$1,145
Class R5 (whether or not shares are redeemed)	$66	$215	$376	$847
Class W (whether or not shares are redeemed)	$108	$355	$621	$1,384

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

4p  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 PROSPECTUS

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies with market capitalizations greater than $5 billion at the time of purchase or that are within the market capitalization range of companies in the S&P 500 Index (the Index) at the time of purchase. These equity securities generally include common stocks. The market capitalization range and composition of the Index are subject to change. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a stock even if the company’s market capitalization falls below the market capitalization of the smallest company held within the Index. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the investment manager) uses quantitative analysis to evaluate the relative attractiveness of potential investments by considering a variety of factors which may include, among others, valuation, quality and momentum.

The Fund’s investment strategy may involve frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance) and may increase taxable distributions for shareholders. The Fund may invest in derivatives, such as futures contracts, for investment purposes, for risk management (hedging) purposes and to increase flexibility.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Derivatives Risk – Futures Contracts. The Fund may enter into futures contracts for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 PROSPECTUS  5p

Issuer Risk. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably.

Portfolio Turnover Risk. The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Quantitative Model Risk. Securities or other instruments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

•	how the Fund’s Class A performance has varied for each full calendar year shown on the bar chart; and

•	how the Fund’s average annual total returns compare to recognized measures of market performance shown on the table.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart. If the sales charge was reflected, returns would be lower than those shown.

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

6p  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 PROSPECTUS

CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)

30% 20% 10% 0% -10% -20% -30% -40% -50% +9.96% +6.20% +16.47% +5.26% -38.74% +21.42% +15.14% 2004 2005 2006 2007 2008 2009 2010

(calendar year)

During the periods shown:

•	Highest return for a calendar quarter was +15.99% (quarter ended September 30, 2009).

•	Lowest return for a calendar quarter was –22.19% (quarter ended December 31, 2008).

•	Class A year-to-date return was +7.76% at June 30, 2011.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 PROSPECTUS  7p

Average Annual Total Returns (after applicable sales charges)

			Class A, B,		Class R
			C & R4	Class I	& R5	Class W
			Since	Since	Since	Since
			inception	inception	inception	inception
(for periods ended December 31, 2010)	1 year	5 years	(4/24/03)	(7/15/04)	(12/11/06)	(12/1/06)

Columbia Large Core Quantitative Fund:
Class A — before taxes	+8.51%	–0.21%	+4.76%	N/A	N/A	N/A
Class A — after taxes on distributions	+8.40%	–1.39%	+3.58%	N/A	N/A	N/A
Class A — after taxes on distributions and redemption of fund shares	+5.67%	–0.65%	+3.60%	N/A	N/A	N/A
Class B — before taxes	+9.16%	–0.10%	+4.77%	N/A	N/A	N/A
Class C — before taxes	+13.32%	+0.24%	+4.78%	N/A	N/A	N/A
Class I — before taxes	+15.77%	+1.36%	N/A	+3.78%	N/A	N/A
Class R — before taxes	+14.84%	N/A	N/A	N/A	–2.70%	N/A
Class R4 — before taxes	+15.23%	+1.13%	+5.74%	N/A	N/A	N/A
Class R5 — before taxes	+15.79%	N/A	N/A	N/A	–2.11%	N/A
Class W — before taxes	+15.01%	N/A	N/A	N/A	N/A	–2.19%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	+15.06%	+2.29%	+6.38%	+4.11%	–0.70%	–0.41%
Lipper Large-Cap Core Funds Index (reflects no deduction for fees or taxes)	+12.77%	+1.91%	+5.58%	+3.75%	–0.71%	–0.44%

Fund performance information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Large Cap Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Brian M. Condon, CFA	Portfolio Manager	2010
Oliver E. Buckley	Portfolio Manager	2011

8p  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 PROSPECTUS

BUYING AND SELLING SHARES

Individual
	Nonqualified	retirement
	accounts	accounts
	(all classes	(all classes
	except I,	except I,	Class I,
Minimum Initial Investment	R and W)	R and W)	Class R	Class W

For investors other than systematic investment plans	$2,000	$1,000	None	$500
Systematic investment plans	$100	$100	None	$500

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081
Express Mail: Columbia Management Investment Services Corp.,
30 Dan Road, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 PROSPECTUS  9p

More Information about the Fund

INVESTMENT OBJECTIVE

Columbia Large Core Quantitative Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies with market capitalizations greater than $5 billion at the time of purchase or that are within the market capitalization range of companies in the S&P 500 Index (the Index) at the time of purchase. These equity securities generally include common stocks. The market capitalization range and composition of the Index are subject to change. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a stock even if the company’s market capitalization falls below the market capitalization of the smallest company held within the Index. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the investment manager) uses quantitative analysis to evaluate the relative attractiveness of potential investments by considering a variety of factors which may include, among others, valuation, quality and momentum. Analysis of such factors is designed to seek to identify companies with:

•	Attractive valuations, based on factors such as price-to-earnings ratios;

•	Sound balance sheets; or

•	Improving outlooks, based on an analysis of return patterns over time.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

•	The investment manager believes the security is overvalued relative to other potential investments;

•	The company continues to meet the investment manager’s performance expectations; or

•	The security is removed from the Index.

10p  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 PROSPECTUS

The Fund’s investment strategy may involve frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance) and may increase taxable distributions for shareholders. The Fund may invest in derivatives, such as futures contracts, for investment purposes, for risk management (hedging) purposes and to increase flexibility.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Derivatives Risk – Futures Contracts. The Fund may enter into futures contracts for investment purposes, for risk management (hedging) purposes, and to increase flexibility. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. The Fund’s investment or hedging strategies may be unable to achieve their objectives.

Issuer Risk. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 PROSPECTUS  11p

Portfolio Turnover Risk. The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Quantitative Model Risk. Securities or other instruments selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

12p  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 PROSPECTUS

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, “Fees and Expenses of the Fund” that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund’s average net assets as of a different period or a different point in time, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund’s operating expenses that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through September 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 1.06% for Class A, 1.81% for Class B, 1.81% for Class C, 0.64% for Class I, 1.31% for Class R, 0.94% for Class R4, 0.69% for Class R5 and 1.06% for Class W.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 PROSPECTUS  13p

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF’s share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

In addition to futures contracts, which the Fund may invest in as part of its principal investment strategies, the Fund may use other derivatives such as options, forward contracts, and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments will typically increase the Fund’s exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

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Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the portfolio managers would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

For more information on strategies and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s SAI. For more information on the Fund’s holdings, see the Fund’s annual and semiannual reports.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions including, for example, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent securities trades, which could result in increased trading expenses and taxes, and decreased performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to approved broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 PROSPECTUS  15p

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

Portfolio Turnover. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Financial Highlights.”

Directed Brokerage. The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

16p  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 PROSPECTUS

FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the most recent fiscal year was 0.63% of the Fund’s average daily net assets, including an adjustment under the terms of a performance incentive arrangement that increased the management fee by 0.06% for the most recent fiscal year. The performance incentive adjustment (PIA) was computed by comparing the Fund’s performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund’s performance was measured for purposes of the PIA was the Lipper Large Cap Core Funds Index. The maximum adjustment (increase or decrease) was 0.12% of the Fund’s average net assets on an annual basis. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 PROSPECTUS  17p

A new investment management services agreement (new IMS Agreement) with Columbia Management was approved by the Board in September 2010 and by Fund shareholders at a Joint Special Meeting of Shareholders held on February 15, 2011 in connection with various initiatives to achieve consistent investment management service and fee structures across all Columbia funds. The new IMS Agreement includes changes to the investment advisory fee rates payable to Columbia Management and the elimination of the PIA. Effective July 1, 2011, the investment management services fee is equal to a percentage of the Fund’s average daily net assets, with such rate declining from 0.690% to 0.520% as the Fund’s net assets increase, and the PIA to the investment management services fee is terminated. A discussion regarding the basis for the Board approving the new IMS Agreement is available in the Fund’s semiannual report to shareholders for the period ended January 31, 2011.

Portfolio Manager. The portfolio manager responsible for the Fund’s day-to-day management is:

Brian M. Condon, CFA, Portfolio Manager

•	Managed the Fund since May 2010.

•	Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 1999.

•	Began investment career in 1993.

•	BA from Bryant University and MS in finance from Bentley University.

Oliver E. Buckley, Portfolio Manager

•	Managed the Fund since August 2011.

•	Joined the investment manager in August 2011.

•	Head of Active Equity, Mellon Capital Management, 2000-2010.

•	Began investment career in 1989.

•	BS in Mathematical Sciences, Stanford University; MS in Engineering — Economic Systems, Stanford University; MBA in Finance from University of California.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

18p  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 PROSPECTUS

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

	Year ended July 31,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$4.74	$4.30	$5.88	$7.22	$6.74

Income from investment operations:
Net investment income	0.06	0.05	0.09	0.09	0.08
Net realized and unrealized gain (loss) on investments	1.02	0.54	(1.47)	(1.00)	0.97

Total from investment operations	1.08	0.59	(1.38)	(0.91)	1.05

Less distributions to shareholders from:
Net investment income	(0.04)	(0.15)	(0.05)	(0.06)	(0.06)
Net realized gains	—	—	(0.15)	(0.37)	(0.51)

Total distributions to shareholders	(0.04)	(0.15)	(0.20)	(0.43)	(0.57)

Net asset value, end of period	$5.78	$4.74	$4.30	$5.88	$7.22

Total return	22.76%	14.03%	(23.19% )	(13.40% )	15.92%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.18%	1.15%	0.96%	0.96%	1.05%

Net expenses after fees waived or expenses reimbursed(b)	1.12%	1.00%	0.95%	0.96%	1.03%

Net investment income	1.19%	1.10%	2.11%	1.35%	1.13%

Supplemental data
Net assets, end of period (in thousands)	$2,845,786	$2,688,843	$692,100	$1,067,409	$1,410,073

Portfolio turnover	57%	75%	61%	58%	62%

See accompanying Notes to Financial Highlights.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 PROSPECTUS  19p

	Year ended July 31,
	2011	2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$4.71	$4.27	$5.80	$7.12	$6.65

Income from investment operations:
Net investment income	0.02	0.01	0.06	0.04	0.03
Net realized and unrealized gain (loss) on investments	1.01	0.54	(1.44)	(0.99)	0.96

Total from investment operations	1.03	0.55	(1.38)	(0.95)	0.99

Less distributions to shareholders from:
Net investment income	—	(0.11)	—	—	(0.01)
Net realized gains	—	—	(0.15)	(0.37)	(0.51)

Total distributions to shareholders	—	(0.11)	(0.15)	(0.37)	(0.52)

Net asset value, end of period	$5.74	$4.71	$4.27	$5.80	$7.12

Total return	21.87%	13.03%	(23.68% )	(14.07% )	15.18%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.93%	1.93%	1.73%	1.72%	1.82%

Net expenses after fees waived or expenses reimbursed(b)	1.88%	1.78%	1.71%	1.72%	1.79%

Net investment income	0.44%	0.29%	1.35%	0.59%	0.37%

Supplemental data
Net assets, end of period (in thousands)	$114,107	$153,326	$15,588	$35,383	$62,091

Portfolio turnover	57%	75%	61%	58%	62%

See accompanying Notes to Financial Highlights.

20p  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 PROSPECTUS

	Year ended July 31,
	2011	2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$4.66	$4.24	$5.78	$7.11	$6.65

Income from investment operations:
Net investment income	0.02	0.01	0.06	0.04	0.03
Net realized and unrealized gain (loss) on investments	1.00	0.53	(1.44)	(0.99)	0.96

Total from investment operations	1.02	0.54	(1.38)	(0.95)	0.99

Less distributions to shareholders from:
Net investment income	—	(0.12)	(0.01)	(0.01)	(0.02)
Net realized gains	—	—	(0.15)	(0.37)	(0.51)

Total distributions to shareholders	—	(0.12)	(0.16)	(0.38)	(0.53)

Net asset value, end of period	$5.68	$4.66	$4.24	$5.78	$7.11

Total return	21.89%	12.97%	(23.66% )	(14.11% )	15.14%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.94%	1.92%	1.72%	1.72%	1.81%

Net expenses after fees waived or expenses reimbursed(b)	1.88%	1.77%	1.71%	1.72%	1.79%

Net investment income	0.44%	0.31%	1.35%	0.59%	0.36%

Supplemental data
Net assets, end of period (in thousands)	$23,061	$21,982	$2,105	$2,788	$3,323

Portfolio turnover	57%	75%	61%	58%	62%

See accompanying Notes to Financial Highlights.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 PROSPECTUS  21p

	Year ended July 31,
	2011	2010	2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$4.77	$4.33	$5.93	$7.27	$6.78

Income from investment operations:
Net investment income	0.09	0.08	0.11	0.11	0.11
Net realized and unrealized gain (loss) on investments	1.02	0.53	(1.49)	(0.99)	0.97

Total from investment operations	1.11	0.61	(1.38)	(0.88)	1.08

Less distributions to shareholders from:
Net investment income	(0.06)	(0.17)	(0.07)	(0.09)	(0.08)
Net realized gains	—	—	(0.15)	(0.37)	(0.51)

Total distributions to shareholders	(0.06)	(0.17)	(0.22)	(0.46)	(0.59)

Net asset value, end of period	$5.82	$4.77	$4.33	$5.93	$7.27

Total return	23.34%	14.38%	(22.90% )	(12.98% )	16.29%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.71%	0.61%	0.56%	0.61%	0.70%

Net expenses after fees waived or expenses reimbursed(b)	0.69%	0.54%	0.56%	0.61%	0.67%

Net investment income	1.62%	1.66%	2.51%	1.69%	1.47%

Supplemental data
Net assets, end of period (in thousands)	$212,969	$314,251	$331,847	$391,425	$441,407

Portfolio turnover	57%	75%	61%	58%	62%

See accompanying Notes to Financial Highlights.

22p  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 PROSPECTUS

	Year ended July 31,
	2011	2010	2009	2008	2007(c)
Class R(d)
Per share data
Net asset value, beginning of period	$4.73	$4.30	$5.88	$7.21	$7.57

Income from investment operations:
Net investment income	0.05	0.03	0.08	0.08	0.03
Net realized and unrealized gain (loss) on investments	1.01	0.54	(1.47)	(1.00)	0.20

Total from investment operations	1.06	0.57	(1.39)	(0.92)	0.23

Less distributions to shareholders from:
Net investment income	(0.02)	(0.14)	(0.04)	(0.04)	(0.08)
Net realized gains	—	—	(0.15)	(0.37)	(0.51)

Total distributions to shareholders	(0.02)	(0.14)	(0.19)	(0.41)	(0.59)

Net asset value, end of period	$5.77	$4.73	$4.30	$5.88	$7.21

Total return	22.51%	13.43%	(23.30% )	(13.51% )	3.31%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.44%	1.43%	1.32%	1.41%	1.49%	(e)

Net expenses after fees waived or expenses reimbursed(b)	1.38%	1.36%	1.16%	1.16%	1.48%	(e)

Net investment income	0.92%	0.71%	1.92%	1.15%	0.55%	(e)

Supplemental data
Net assets, end of period (in thousands)	$2,579	$2,194	$3	$4	$5

Portfolio turnover	57%	75%	61%	58%	62%

See accompanying Notes to Financial Highlights.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 PROSPECTUS  23p

	Year ended July 31,
	2011	2010	2009	2008	2007
Class R4
Per share data
Net asset value, beginning of period	$4.76	$4.32	$5.91	$7.25	$6.76

Income from investment operations:
Net investment income	0.08	0.06	0.10	0.10	0.09
Net realized and unrealized gain (loss) on investments	1.00	0.54	(1.48)	(1.00)	0.98

Total from investment operations	1.08	0.60	(1.38)	(0.90)	1.07

Less distributions to shareholders from:
Net investment income	(0.04)	(0.16)	(0.06)	(0.07)	(0.07)
Net realized gains	—	—	(0.15)	(0.37)	(0.51)

Total distributions to shareholders	(0.04)	(0.16)	(0.21)	(0.44)	(0.58)

Net asset value, end of period	$5.80	$4.76	$4.32	$5.91	$7.25

Total return	22.83%	14.14%	(23.05% )	(13.26% )	16.15%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.97%	0.92%	0.86%	0.91%	0.95%

Net expenses after fees waived or expenses reimbursed(b)	0.96%	0.85%	0.78%	0.84%	0.87%

Net investment income	1.39%	1.31%	2.28%	1.47%	1.29%

Supplemental data
Net assets, end of period (in thousands)	$73,036	$162,519	$89,591	$126,216	$157,584

Portfolio turnover	57%	75%	61%	58%	62%

See accompanying Notes to Financial Highlights.

24p  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 PROSPECTUS

	Year ended July 31,
	2011	2010	2009	2008	2007(c)
Class R5
Per share data
Net asset value, beginning of period	$4.75	$4.31	$5.90	$7.24	$7.57

Income from investment operations:
Net investment income	0.09	0.07	0.11	0.11	0.06
Net realized and unrealized gain (loss) on investments	1.02	0.54	(1.48)	(1.00)	0.20

Total from investment operations	1.11	0.61	(1.37)	(0.89)	0.26

Less distributions to shareholders from:
Net investment income	(0.06)	(0.17)	(0.07)	(0.08)	(0.08)
Net realized gains	—	—	(0.15)	(0.37)	(0.51)

Total distributions to shareholders	(0.06)	(0.17)	(0.22)	(0.45)	(0.59)

Net asset value, end of period	$5.80	$4.75	$4.31	$5.90	$7.24

Total return	23.38%	14.41%	(22.91% )	(13.09% )	3.76%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.72%	0.68%	0.58%	0.66%	0.75%	(e)

Net expenses after fees waived or expenses reimbursed(b)	0.70%	0.61%	0.58%	0.66%	0.74%	(e)

Net investment income	1.61%	1.46%	2.48%	1.66%	1.28%	(e)

Supplemental data
Net assets, end of period (in thousands)	$31,225	$24,848	$3	$4	$5

Portfolio turnover	57%	75%	61%	58%	62%

See accompanying Notes to Financial Highlights.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 PROSPECTUS  25p

	Year ended July 31,
	2011	2010	2009	2008	2007(f)
Class W
Per share data
Net asset value, beginning of period	$4.73	$4.29	$5.86	$7.22	$7.46

Income from investment operations:
Net investment income	0.06	0.06	0.09	0.08	0.03
Net realized and unrealized gain on investments	1.02	0.53	(1.47)	(1.00)	0.32

Total from investment operations	1.08	0.59	(1.38)	(0.92)	0.35

Less distributions to shareholders from:
Net investment income	—	(0.15)	(0.04)	(0.07)	(0.08)
Net realized gains	—	—	(0.15)	(0.37)	(0.51)

Total distributions to shareholders	—	(0.15)	(0.19)	(0.44)	(0.59)

Net asset value, end of period	$5.81	$4.73	$4.29	$5.86	$7.22

Total return	22.83%	13.93%	(23.21% )	(13.52% )	5.01%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.17%	1.05%	1.01%	1.06%	1.18%	(e)

Net expenses after fees waived or expenses reimbursed(b)	1.12%	0.98%	1.01%	1.06%	1.13%	(e)

Net investment income	1.22%	1.27%	2.07%	1.22%	0.59%	(e)

Supplemental data
Net assets, end of period (in thousands)	$141,510	$373,927	$725,762	$1,355,144	$744,888

Portfolio turnover	57%	75%	61%	58%	62%

Notes to Financial Highlights

(a)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(c)	For the period from December 11, 2006 (commencement of operations) to July 31, 2007.
(d)	Effective September 7, 2010, Class R2 shares were renamed Class R shares.
(e)	Annualized.
(f)	For the period from December 1, 2006 (commencement of operations) to July 31, 2007.

Information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Large Cap Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

26p  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 PROSPECTUS

Choosing a Share Class

The Funds

The Columbia and Columbia Acorn Funds share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling agent (as defined below) should consider the combined market value of all Columbia and Columbia Acorn Funds owned by the investor or his/her “immediate family.” For details on this particular policy, see Choosing a Share Class — Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions.

Funds and portfolios that bore the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. For a list of Legacy Columbia Funds, see Appendix E to the Fund’s SAI. The funds that historically bore the RiverSource brand, including those renamed to bear the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. For a list of Legacy RiverSource Funds, see Appendix F to the Fund’s SAI. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds.

The Funds’ primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

FUNDamentalstm

Fund Share Classes

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus.

Funds Contact Information

Additional information about the Funds can be obtained at columbiamanagement.com*, by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.1

Comparison of Share Classes

Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDamentalstm

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

S.2

		Investment	Conversion
	Eligible Investors and Minimum Initial Investments(a)	Limits	Features

Class A*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	none	none

Class B*	Closed to new investors(h)	up to $49,999	Converts to Class A shares generally eight years after purchase.(i)

Class C*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	up to $999,999; no limit for eligible employee benefit plans.(j)	none

Class I*	Available only to other Funds (i.e., fund-of-fund investments)	none	none

Class R*	Available only to eligible retirement plans and health savings accounts; no minimum initial investment	none	none

Class R3*	Class R3 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none

Class R4*	Class R4 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none

Class R5*	Class R5 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, health savings accounts and, if approved by the Distributor, institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments(l)	none	none

Class T	Available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)	none	none

S.3

		Investment	Conversion
	Eligible Investors and Minimum Initial Investments(a)	Limits	Features

Class W*	Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs	none	none

Class Y*	Available to certain categories of investors which are subject to minimum initial investment requirements; currently offered only to former shareholders of the former Columbia Funds Institutional Trust(o)	none	none

Class Z*	Available only to certain eligible investors, which are subject to different minimum initial investment requirements, ranging from $0 to $2,000	none	none

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)

Class A*	5.75% maximum, declining to 0% on investments of $1 million or more None for money market Funds and certain other Funds(f)	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(g)

Class B*	none	5.00% maximum, gradually declining to 0% after six years(i)

Class C*	none	1.00% on certain investments redeemed within one year of purchase

Class I*	none	none

Class R*	none	none

Class R3*	none	none

Class R4*	none	none

Class R5*	none	none

Class T	5.75% maximum, declining to 0% on investments of $1 million or more	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(n)

Class W*	none	none

S.4

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)

Class Y*	none	none

Class Z*	none	none

Non 12b-1
	Maximum Distribution and Service (12b-1) Fees(c)	Service Fees(d)

Class A*	Legacy Columbia Funds: distribution fee up to 0.25% and service fee up to 0.25%; Legacy RiverSource Funds: 0.25% distribution and service fees, except Columbia Money Market Fund, which pays 0.10%	none

Class B*	0.75% distribution fee and 0.25% service fee, with certain exceptions.	none

Class C*	0.75% distribution fee; 0.25% service fee	none

Class I*	none	none

Class R*	Legacy Columbia Funds: 0.50% distribution fee; Legacy RiverSource Funds: 0.50% fee, of which service fee may be up to 0.25%	none

Class R3*	0.25% distribution fee	0.25%(k)

Class R4*	none	0.25%(k)

Class R5*	none	none

Class T	none	up to 0.50%(m)

Class W*	0.25% distribution and service fees, with certain exceptions	none

Class Y*	none	none

Class Z*	none	none

*	For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a)	See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b)	Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
(c)	These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia Funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up

S.5

to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For more information on these voluntary waivers, see Choosing a Share Class — Distribution and Service Fees. Compensation paid to selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.
(d)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees and Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.
(e)	The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders.
(f)	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund.
(g)	There is no CDSC on Class A shares of money market Funds or the Funds identified in footnote (f) above. Shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur, for Legacy Columbia Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within one year of purchase and for Legacy RiverSource Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within 18 months of purchase.
(h)	The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling agent may have different policies, including automatically redirecting the purchase order to a money market Fund. See Choosing a Share Class — Class A Shares — Front-end Sales Charge for additional information about Class A shares.
(i)	Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Class B Shares — Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.
(j)	There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees.
(l)	Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of such share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares.
(m)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.
(n)	Class T shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.

S.6

(o)	Class Y shares are available only to the following categories of investors: (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling agent). Sales charges vary depending on the amount of your purchase.

S.7

FUNDamentalstm

Front-End Sales Charge Calculation

The following table presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund in the table below) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund).

S.8

Class A Shares — Front-End Sales Charge — Breakpoint Schedule

			Sales	Amount
		Sales	charge	retained by
		charge	as a	or paid to
		as a	% of the	selling
		% of the	net	agents as a
	Dollar amount of	offering	amount	% of the
Breakpoint Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

	$0—$49,999	5.75%	6.10%	5.00%

Equity Funds,	$50,000—$99,999	4.50%	4.71%	3.75%

Columbia Absolute Return Enhanced Multi-Strategy Fund and	$100,000—$249,999	3.50%	3.63%	3.00%

Funds-of-Funds (equity)*	$250,000—$499,999	2.50%	2.56%	2.15%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

	$0—$49,999	4.75%	4.99%	4.00%

	$50,000—$99,999	4.25%	4.44%	3.50%

Fixed Income Funds (except those listed below)	$100,000—$249,999	3.50%	3.63%	3.00%

and Funds-of-Funds (fixed income)*	$250,000—$499,999	2.50%	2.56%	2.15%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%

Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%

Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%

Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%

Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia California Intermediate Municipal Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%

Columbia Connecticut Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%

Columbia Georgia Intermediate Municipal Bond Fund,	$250,000—$499,999	2.00%	2.04%	1.75%

Columbia Intermediate Bond Fund,	$500,000—$999,999	1.50%	1.53%	1.25%

Columbia Intermediate Municipal Bond Fund,	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia LifeGoal® Income Portfolio,

Columbia Maryland Intermediate Municipal Bond Fund,

Columbia Massachusetts Intermediate Municipal Bond Fund,

Columbia New York Intermediate Municipal Bond Fund,

Columbia North Carolina Intermediate Municipal Bond Fund,

Columbia Oregon Intermediate Municipal Bond Fund,

Columbia South Carolina Intermediate Municipal Bond Fund

and Columbia Virginia Intermediate Municipal Bond Fund

S.9

			Sales	Amount
		Sales	charge	retained by
		charge	as a	or paid to
		as a	% of the	selling
		% of the	net	agents as a
	Dollar amount of	offering	amount	% of the
Breakpoint Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%

Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%

	$250,000—$999,999	0.50%	0.50%	0.40%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)(d)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes — Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund. “Funds-of-Funds (fixed income)” includes — Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund is treated as an equity Fund for purposes of the table.
(a)	Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A shares of a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•	If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•	If you purchased shares of a Legacy Columbia Fund on or before September 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within one year of purchase. If you purchased shares of a Legacy RiverSource Fund on or before Sept. 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within 18 months of purchase.

S.10

•	If you purchased shares of any Fund after September 3, 2010, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

•	Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentalstm

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is generally the first day of the month in which your purchase was made. However, for Class B shares of Legacy RiverSource Funds (other than former Seligman Funds) purchased before May 21, 2005, the start of the holding period is the first day of the calendar year in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

S.11

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$1 million—$2,999,999	1.00%**
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.
**	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail below under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares Closed.

You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

The CDSC on Class B shares generally declines each year until there is no sales charge for selling shares.

S.12

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*

		Columbia California Intermediate Municipal Bond Fund,
		Columbia Georgia Intermediate Municipal Bond Fund,
		Columbia Connecticut Intermediate Municipal Bond Fund,
		Columbia Intermediate Bond Fund, Columbia Intermediate
		Municipal Bond Fund, Columbia LifeGoal® Income Portfolio,
		Columbia Maryland Intermediate Municipal Bond Fund,
		Columbia Massachusetts Intermediate Municipal Bond
		Fund, Columbia New York Intermediate Municipal Bond Fund,
		Columbia North Carolina Intermediate Municipal Bond Fund,
Number of		Columbia Oregon Intermediate Municipal Bond Fund, Columbia
Years Class B	All Funds except those	Short Term Bond Fund, Columbia South Carolina Intermediate
Shares Held	listed to the right	Municipal Bond Fund and Columbia Virginia Intermediate Municipal Bond Fund

One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

S.13

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class B Shares — Conversion to Class A Shares

Class B shares purchased in a Legacy Columbia Fund at any time, a Legacy RiverSource Fund (other than a former Seligman fund) at any time, or a former Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a former Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource Fund (other than a former Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy RiverSource Fund on or after May 21, 2005, any Legacy Columbia Fund and any former Seligman fund begin to age as of the first day of the month in which the purchase was made. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on October 31, 2005 under monthly aging.

The following rules apply to the conversion of Class B shares to Class A shares:

•	Class B shares are converted on or about the 15th day of the month that they become eligible for conversion.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•	You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

S.14

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after one year.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. For more information, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund’s distribution and/or service plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

S.15

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

Class T Shares — Front-End Sales Charge — Breakpoint Schedule

		Sales charge	Sales charge	Amount retained
		as a %	as a %	by or paid to
		of the	of the	selling agents
Breakpoint	Dollar amount of	offering	net amount	as a % of the
Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

	$0—$49,999	5.75%	6.10%	5.00%

	$50,000—$99,999	4.50%	4.71%	3.75%

Equity Funds	$100,000—$249,999	3.50%	3.63%	2.75%

	$250,000—$499,999	2.50%	2.56%	2.00%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

	$0—$49,999	4.75%	4.99%	4.25%

	$50,000—$99,999	4.50%	4.71%	3.75%

Fixed-Income Funds	$100,000—$249,999	3.50%	3.63%	2.75%

	$250,000—$499,999	2.50%	2.56%	2.00%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•	If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•	Shareholders who purchased Class T shares of a Fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

S.16

•	Shareholders who purchased Class T shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•	Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

In certain circumstances, the CDSC may not apply. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$1 million—$2,999,999	1.00%*
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

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First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

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You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

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Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a Class A shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above:

•	Individual or joint accounts;

•	Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

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•	Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

•	Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class T, Class W and/or Class Z shares of the Funds.

The following accounts are not eligible for account value aggregation as described above:

•	Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

•	Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

•	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

•	Charitable and irrevocable trust accounts; and

•	Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

Front-End Sales Charge Waivers

The following categories of investors may buy Class A and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

•	Registered representatives and other employees of affiliated or unaffiliated selling agent having a selling agreement with the Distributor(1);

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the Funds(1);

•	Partners and employees of outside legal counsel to the Funds or the Funds’ directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

•	Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

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•	Purchases made:

•	With dividend or capital gain distributions from a Fund or from the same class of another Fund;

•	Through or under a wrap fee product or other investment product sponsored by a selling agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

(1)	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

•	Through banks, trust companies and thrift institutions, acting as fiduciaries;

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•	Purchases made through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

•	At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC — Waivers of the CDSC for Class A, Class C and Class T shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

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•	for which no sales commission or transaction fee was paid to an authorized selling agent at the time of purchase;

•	purchased through reinvestment of dividend and capital gain distributions;

•	in an account that has been closed because it falls below the minimum account balance;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling agent returns the applicable portion of any commission paid by the Distributor;

•	of Class A shares of a Fund initially purchased by an employee benefit plan;

•	other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies);

•	at a Fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

•	by certain other investors as set forth in more detail in the SAI.

CDSC — Waivers of the CDSC for Class B shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and

•	by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.

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Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of the Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling shares of the Fund and providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

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The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution	Service	Combined
	Fee	Fee	Total

Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	none	none	none
Class R (Legacy Columbia Funds)	0.50%	—(e)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(e)
Class R3	0.25%	0.25%(f)	0.50%(f)
Class R4	none	0.25%(f)	0.25%(f)
Class R5	none	none	none
Class T	none	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	none	none	none
Class Z	none	none	none

(a)	As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

	Maximum	Maximum	Maximum
	Class A	Class A	Class A
Funds	Distribution Fee	Service Fee	Combined Total

Legacy RiverSource Funds (other than Columbia Money Market Fund)	Up to 0.25%	Up to 0.25%	0.25%

Columbia Money Market Fund	—	—	0.10%

Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Intermediate Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares

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	Maximum	Maximum	Maximum
	Class A	Class A	Class A
Funds	Distribution Fee	Service Fee	Combined Total

Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia Energy and Natural Resources Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia Small Cap Value Fund I, Columbia Strategic Investor Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia New York Tax-Exempt Fund, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund and Columbia Value and Restructuring Fund	—	0.25%	0.25%

Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%

Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia High Income Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Masters International Equity Portfolio, Columbia Small Cap Value Fund II, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Overseas Value Fund	—	—	0.25%; these Funds pay a combined distribution and service fee pursuant to their combined distribution and shareholder servicing plan for Class A shares

(b)	The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below.
Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c)	Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution

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fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.
(d)	The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Corporate Income Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e)	Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f)	The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g)	The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

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For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares and for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their selling agents with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

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Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Class R3 and Class R4 Shares Plan Administration Fee

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

Selling Agent Compensation

The Distributor and the investment manager make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers.

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The Distributor, the Transfer Agent and the investment manager may also make payments to selling agents, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn Funds) is 0.20% of the average aggregate value of the Fund’s shares maintained in each such account for selling agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor’s and the investment manager’s own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

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Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of shares of the Fund at the end of each business day.

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NAV Calculation

Each of the Fund’s share classes calculates its NAV per share as follows:

(Value of assets of the share class)
NAV	=	− (Liabilities of the share class)

Number of outstanding shares of the class

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Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

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If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earning announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

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Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the Fund’s NAV per share on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

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Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

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Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

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Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy — Broker/Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

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Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. For more information see Buying, Selling and Exchanging Shares — Excessive Trading Practices.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

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These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

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•	interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

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Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

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Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account.

Accounts established directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

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Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares Closed

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

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Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•	Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share Class — Class A Shares — Front-end Sales Charges. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are currently only available to the Funds (i.e., fund-of-fund investments).

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Class R Shares

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R3, Class R4 and Class R5 Shares

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class R3, Class R4 or Class R5 shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

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Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and Class R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

Class T Shares Closed

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

Class W Shares

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Class Y shares are available only to the following categories of eligible investors:

•	Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

•	Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

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Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under “Minimum Investments — Additional Investments and Account Balance — Class Z Shares Minimum Investments”

Additional Eligible Investors

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

Minimum Initial Investments and Account Balance

The table below shows the Fund’s minimum initial investment and minimum account balance requirements, which may vary by Fund, class and type of account. The first table relates to accounts other than accounts utilizing a systematic investment plan. The second table relates to investments through a systematic investment plan.

Minimum Investment and Account Balance (Not Applicable to Systematic Investment Plans)

	Minimum	Minimum
	Initial	Account
	investment	balance

For all Funds and classes except those listed below (non-qualified accounts)	$2,000(a)	$250(b)

For all Funds and classes except those listed below (Individual Retirement Accounts)	$1,000	none

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000	$5,000

Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500

Class I, Class R, Class R3, Class R4	none	none

Class R5	variable(c)	none

Class W	$500	$500

Class Y	variable(d)	$250

Class Z	variable(a)(e)	$250(b)

(a)	If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.

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(b)	If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.
(c)	The minimum initial investment amount for Class R5 shares varies depending on eligibility. See Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares above.
(d)	The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class Y Shares.
(e)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. The table below shows the minimum initial investments and minimum account balance for investment through a Systematic Investment Plan:

Minimum Investment and Account Balance — Systematic Investment Plans

	Minimum	Minimum
	Initial	Account
	investment	balance*

For all Funds and classes except those listed below (non-qualified accounts)	$100*(a)	none*(b)

For all Funds and classes except those listed below (Individual Retirement Accounts)	$100*(b)	none

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund, Columbia Global Extended Alpha Fund	$10,000	$5,000

Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500

Class I, Class R, Class R3, Class R4	none	none

Class W	$500	$500

Class Z	variable(c)	none

*	If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly.
(a)	money market Funds — $2,000.
(b)	money market Funds — $1,000.
(c)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

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Class Z Shares Minimum Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•	Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•	Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•	Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held

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Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•	Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•	Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•	Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

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Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed for restrictions applicable to Class B shares.

Wire Purchases

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Other Purchase Rules You Should Know

•	Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•	You buy Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

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•	The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, Class R3, Class R4 and Class R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

Wire Redemptions

You may request that your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

Electronic Funds Transfer

You may sell Class A, Class B, Class C, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

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Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Check Redemption Service

Class A shares and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•	Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any

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applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•	If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•	If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•	If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•	The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

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Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in good form.

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•	The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•	You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

•	If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

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•	A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•	If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•	If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

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You may exchange or sell shares by having your selling agent process your transaction. If you maintain your account directly with your selling agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling agents to learn more about the details of the Class Z shares exchange privilege.

Ways to Request a Sale or Exchange of Shares

Account established with your selling agent

You can exchange or sell Fund shares by having your financial advisor or selling agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•	A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentalsTM

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

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The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

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Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•	The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•	Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•	From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•	For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates. described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•	For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

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•	Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•	Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•	If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

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•	For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•	For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•	A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•	The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

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FUNDamentalsTM

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Additional Services and Compensation

In addition to acting as the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other

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Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

S.62

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the investment manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The investment manager and its affiliates receive fees from affiliated funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.63

Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611
Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

S-6263-99 L (9/11)

Prospectus

Columbia Large Core Quantitative Fund

Prospectus September 29, 2011

Columbia Large Core Quantitative Fund seeks to provide shareholders with long-term capital growth.

Class	Ticker Symbol

Class Z	CCRZX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 Not FDIC Insured - May Lose Value - No Bank Guarantee

Summary of the Fund
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	4p
Principal Risks of Investing in the Fund	4p
Past Performance	5p
Fund Management	7p
Buying and Selling Shares	7p
Tax Information	8p
Financial Intermediary Compensation	8p
More Information about the Fund
Investment Objective	9p
Principal Investment Strategies of the Fund	9p
Principal Risks of Investing in the Fund	10p
More about Annual Fund Operating Expenses	12p
Other Investment Strategies and Risks	13p
Fund Management and Compensation	16p
Financial Highlights	18p
Choosing a Share Class	S.1
Comparison of Share Classes	S.2
Sales Charges and Commissions	S.7
Reductions/Waivers of Sales Charges	S.17
Distribution and Service Fees	S.23
Selling Agent Compensation	S.28
Buying, Selling and Exchanging Shares	S.30
Share Price Determination	S.30
Transaction Rules and Policies	S.31
Opening an Account and Placing Orders	S.39
Buying Shares	S.41
Selling Shares	S.50
Exchanging Shares	S.52
Distributions and Taxes	S.56
Additional Services and Compensation	S.61
Additional Management Information	S.61

2p  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 CLASS Z PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Large Core Quantitative Fund (the Fund) seeks to provide shareholders with long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	None

Annual Fund Operating Expenses(a)
(expenses that you pay each year as a percentage of the value of your investment)

	Class Z
Management fees	0.59%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.30%
Total annual fund operating expenses	0.89%
Less: Fee waiver/expense reimbursement(b)	(0.08%	)
Total annual fund operating expenses after fee waiver/expense reimbursement(b)	0.81%

(a)	Expense ratios have been adjusted to reflect current fees.

(b)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until September 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not exceed the annual rate of 0.81% for Class Z.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Class Z	$83	$276	$486	$1,093

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies with market capitalizations greater than $5 billion at the time of purchase or that are within the market capitalization range of companies in the S&P 500 Index (the Index) at the time of purchase. These equity securities generally include common stocks. The market capitalization range and composition of the Index are subject to change. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a stock even if the company’s market capitalization falls below the market capitalization of the smallest company held within the Index. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the investment manager) uses quantitative analysis to evaluate the relative attractiveness of potential investments by considering a variety of factors which may include, among others, valuation, quality and momentum.

The Fund’s investment strategy may involve frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance) and may increase taxable distributions for shareholders. The Fund may invest in derivatives, such as futures contracts, for investment purposes, for risk management (hedging) purposes and to increase flexibility.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

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Derivatives Risk – Futures Contracts. The Fund may enter into futures contracts for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Issuer Risk. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably.

Portfolio Turnover Risk. The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Quantitative Model Risk. Securities or other instruments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

PAST PERFORMANCE

Class Z shares have not been in existence for one full calendar year as of the date of this prospectus and therefore performance information for this share class is not shown. The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, for the Fund’s Class A shares (which are not offered under this prospectus), respectively:

•	how the Fund’s Class A performance has varied for each full calendar year shown on the bar chart; and

•	how the Fund’s Class A average annual total returns compare to recognized measures of market performance shown on the table.

The sales charge for Class A shares is not reflected in the bar chart or the table. Class Z shares are not subject to a sales charge. If the Class A sales charge was reflected, returns would be lower than those shown.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 CLASS Z PROSPECTUS  5p

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

After-tax returns are shown for Class A shares. After-tax returns for Class Z shares will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

CLASS A* ANNUAL TOTAL RETURNS (WITHOUT SALES CHARGE)

30% 20% 10% 0% -10% -20% -30% -40% -50% +9.96% +6.20% +16.47% +5.26% -38.74% +21.42% +15.14% 2004 2005 2006 2007 2008 2009 2010

(calendar year)

During the periods shown:

•	Highest return for a calendar quarter was +15.99% (quarter ended September 30, 2009).

•	Lowest return for a calendar quarter was –22.19% (quarter ended December 31, 2008).

•	Class A year-to-date return was +7.76% at June 30, 2011.

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Average Annual Total Returns (without sales charge)

Since
Inception
(for periods ended December 31, 2010)	1 year	5 years	(4/24/03)

Columbia Large Core Quantitative Fund:
Class A* — before taxes	+15.14%	+0.98%	+5.57%
Class A* — after taxes on distributions	+15.03%	–0.22%	+4.38%
Class A* — after taxes on distributions and redemption of fund shares	+9.99%	+0.36%	+4.31%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	+15.06%	+2.29%	+6.38%
Lipper Large-Cap Core Funds Index (reflects no deduction for fees or taxes)	+12.77%	+1.91%	+5.58%

*	The returns shown are for Class A shares without the applicable front-end sales charge. Class Z shares, which are sold without a sales charge, would have substantially similar annual returns as Class A shares because the classes of shares invest in the same portfolio of securities and would differ only to the extent that the classes do not have the same expenses. Class A share returns have not been adjusted to reflect differences in class-related expenses. If differences in class-related expenses were reflected (i.e., if expenses of Class Z shares were reflected in the Class A share returns), the returns shown for Class A shares for all periods would be higher.

Fund performance information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Large Cap Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Brian M. Condon, CFA	Portfolio Manager	2010
Oliver E. Buckley	Portfolio Manager	2011

BUYING AND SELLING SHARES

The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor.

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 CLASS Z PROSPECTUS  7p

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081
Express Mail: Columbia Management Investment Services Corp.,
30 Dan Road, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

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More Information about the Fund

INVESTMENT OBJECTIVE

Columbia Large Core Quantitative Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies with market capitalizations greater than $5 billion at the time of purchase or that are within the market capitalization range of companies in the S&P 500 Index (the Index) at the time of purchase. These equity securities generally include common stocks. The market capitalization range and composition of the Index are subject to change. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a stock even if the company’s market capitalization falls below the market capitalization of the smallest company held within the Index. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the investment manager) uses quantitative analysis to evaluate the relative attractiveness of potential investments by considering a variety of factors which may include, among others, valuation, quality and momentum. Analysis of such factors is designed to seek to identify companies with:

•	Attractive valuations, based on factors such as price-to-earnings ratios;

•	Sound balance sheets; or

•	Improving outlooks, based on an analysis of return patterns over time.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

•	The investment manager believes the security is overvalued relative to other potential investments;

•	The company continues to meet the investment manager’s performance expectations; or

•	The security is removed from the Index.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 CLASS Z PROSPECTUS  9p

The Fund’s investment strategy may involve frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance) and may increase taxable distributions for shareholders. The Fund may invest in derivatives, such as futures contracts, for investment purposes, for risk management (hedging) purposes and to increase flexibility.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Derivatives Risk – Futures Contracts. The Fund may enter into futures contracts for investment purposes, for risk management (hedging) purposes, and to increase flexibility. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. The Fund’s investment or hedging strategies may be unable to achieve their objectives.

Issuer Risk. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably.

10p  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 CLASS Z PROSPECTUS

Portfolio Turnover Risk. The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Quantitative Model Risk. Securities or other instruments selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

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MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, “Fees and Expenses of the Fund” that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund’s average net assets as of a different period or a different point in time, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund’s operating expenses that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through September 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.81% for Class Z.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

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OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF’s share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

In addition to futures contracts, which the Fund may invest in as part of its principal investment strategies, the Fund may use other derivatives such as options, forward contracts, and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments will typically increase the Fund’s exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 CLASS Z PROSPECTUS  13p

Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the portfolio managers would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

For more information on strategies and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s SAI. For more information on the Fund’s holdings, see the Fund’s annual and semiannual reports.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions including, for example, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent securities trades, which could result in increased trading expenses and taxes, and decreased performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to approved broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

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Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

Portfolio Turnover. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Financial Highlights.”

Directed Brokerage. The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 CLASS Z PROSPECTUS  15p

FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the most recent fiscal year was 0.63% of the Fund’s average daily net assets, including an adjustment under the terms of a performance incentive arrangement that increased the management fee by 0.06% for the most recent fiscal year. The performance incentive adjustment (PIA) was computed by comparing the Fund’s performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund’s performance was measured for purposes of the PIA was the Lipper Large Cap Core Funds Index. The maximum adjustment (increase or decrease) was 0.12% of the Fund’s average net assets on an annual basis. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses.

16p  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 CLASS Z PROSPECTUS

A new investment management services agreement (new IMS Agreement) with Columbia Management was approved by the Board in September 2010 and by Fund shareholders at a Joint Special Meeting of Shareholders held on February 15, 2011 in connection with various initiatives to achieve consistent investment management service and fee structures across all Columbia funds. The new IMS Agreement includes changes to the investment advisory fee rates payable to Columbia Management and the elimination of the PIA. Effective July 1, 2011, the investment management services fee is equal to a percentage of the Fund’s average daily net assets, with such rate declining from 0.690% to 0.520% as the Fund’s net assets increase, and the PIA to the investment management services fee is terminated. A discussion regarding the basis for the Board approving the new IMS Agreement is available in the Fund’s semiannual report to shareholders for the period ended January 31, 2011.

Portfolio Manager. The portfolio manager responsible for the Fund’s day-to-day management is:

Brian M. Condon, CFA, Portfolio Manager

•	Managed the Fund since May 2010.

•	Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 1999.

•	Began investment career in 1993.

•	BA from Bryant University and MS in finance from Bentley University.

Oliver E. Buckley, Portfolio Manager

•	Managed the Fund since August 2011.

•	Joined the investment manager in August 2011.

•	Head of Active Equity, Mellon Capital Management, 2000-2010.

•	Began investment career in 1989.

•	BS in Mathematical Sciences, Stanford University; MS in Engineering — Economic Systems, Stanford University; MBA in Finance from University of California.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 CLASS Z PROSPECTUS  17p

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

	Year ended
	July 31,
	2011(a)
Class Z
Per share data
Net asset value, beginning of period	$4.98

Income from investment operations:
Net investment income	0.07
Net realized and unrealized gain on investments	0.82

Total from investment operations	0.89

Less distributions to shareholders from:
Net investment income	(0.06)

Total distributions to shareholders	(0.06)

Net asset value, end of period	$5.81

Total return	17.89%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.89%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.83%	(c)

Net investment income	1.52%	(c)

Supplemental data
Net assets, end of period (in thousands)	$1,820

Portfolio turnover	57%

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

Information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Large Cap Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

18p  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 CLASS Z PROSPECTUS

Choosing a Share Class

The Funds

The Columbia and Columbia Acorn Funds share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling agent (as defined below) should consider the combined market value of all Columbia and Columbia Acorn Funds owned by the investor or his/her “immediate family.” For details on this particular policy, see Choosing a Share Class — Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions.

Funds and portfolios that bore the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. For a list of Legacy Columbia Funds, see Appendix E to the Fund’s SAI. The funds that historically bore the RiverSource brand, including those renamed to bear the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. For a list of Legacy RiverSource Funds, see Appendix F to the Fund’s SAI. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds.

The Funds’ primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

FUNDamentalstm

Fund Share Classes

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus.

Funds Contact Information

Additional information about the Funds can be obtained at columbiamanagement.com*, by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.1

Comparison of Share Classes

Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDamentalstm

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

S.2

		Investment	Conversion
	Eligible Investors and Minimum Initial Investments(a)	Limits	Features

Class A*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	none	none

Class B*	Closed to new investors(h)	up to $49,999	Converts to Class A shares generally eight years after purchase.(i)

Class C*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	up to $999,999; no limit for eligible employee benefit plans.(j)	none

Class I*	Available only to other Funds (i.e., fund-of-fund investments)	none	none

Class R*	Available only to eligible retirement plans and health savings accounts; no minimum initial investment	none	none

Class R3*	Class R3 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none

Class R4*	Class R4 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none

Class R5*	Class R5 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, health savings accounts and, if approved by the Distributor, institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments(l)	none	none

Class T	Available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)	none	none

S.3

		Investment	Conversion
	Eligible Investors and Minimum Initial Investments(a)	Limits	Features

Class W*	Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs	none	none

Class Y*	Available to certain categories of investors which are subject to minimum initial investment requirements; currently offered only to former shareholders of the former Columbia Funds Institutional Trust(o)	none	none

Class Z*	Available only to certain eligible investors, which are subject to different minimum initial investment requirements, ranging from $0 to $2,000	none	none

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)

Class A*	5.75% maximum, declining to 0% on investments of $1 million or more None for money market Funds and certain other Funds(f)	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(g)

Class B*	none	5.00% maximum, gradually declining to 0% after six years(i)

Class C*	none	1.00% on certain investments redeemed within one year of purchase

Class I*	none	none

Class R*	none	none

Class R3*	none	none

Class R4*	none	none

Class R5*	none	none

Class T	5.75% maximum, declining to 0% on investments of $1 million or more	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(n)

Class W*	none	none

S.4

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)

Class Y*	none	none

Class Z*	none	none

Non 12b-1
	Maximum Distribution and Service (12b-1) Fees(c)	Service Fees(d)

Class A*	Legacy Columbia Funds: distribution fee up to 0.25% and service fee up to 0.25%; Legacy RiverSource Funds: 0.25% distribution and service fees, except Columbia Money Market Fund, which pays 0.10%	none

Class B*	0.75% distribution fee and 0.25% service fee, with certain exceptions.	none

Class C*	0.75% distribution fee; 0.25% service fee	none

Class I*	none	none

Class R*	Legacy Columbia Funds: 0.50% distribution fee; Legacy RiverSource Funds: 0.50% fee, of which service fee may be up to 0.25%	none

Class R3*	0.25% distribution fee	0.25%(k)

Class R4*	none	0.25%(k)

Class R5*	none	none

Class T	none	up to 0.50%(m)

Class W*	0.25% distribution and service fees, with certain exceptions	none

Class Y*	none	none

Class Z*	none	none

*	For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a)	See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b)	Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
(c)	These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia Funds with Class A shares subject to both a distribution and service fee, the aggregate fees are

S.5

limited to not more than 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For more information on these voluntary waivers, see Choosing a Share Class — Distribution and Service Fees. Compensation paid to selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.
(d)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees and Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.
(e)	The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders.
(f)	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund.
(g)	There is no CDSC on Class A shares of money market Funds or the Funds identified in footnote (f) above. Shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur, for Legacy Columbia Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within one year of purchase and for Legacy RiverSource Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within 18 months of purchase.
(h)	The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling agent may have different policies, including automatically redirecting the purchase order to a money market Fund. See Choosing a Share Class — Class A Shares — Front-end Sales Charge for additional information about Class A shares.
(i)	Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Class B Shares — Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.
(j)	There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees.
(l)	Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of such share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares.
(m)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.
(n)	Class T shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on

S.6

or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.
(o)	Class Y shares are available only to the following categories of investors: (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling agent). Sales charges vary depending on the amount of your purchase.

S.7

FUNDamentalstm

Front-End Sales Charge Calculation

The following table presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund in the table below) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund).

S.8

Class A Shares — Front-End Sales Charge — Breakpoint Schedule

			Sales	Amount
		Sales	charge	retained by
		charge	as a	or paid to
		as a	% of the	selling
		% of the	net	agents as a
	Dollar amount of	offering	amount	% of the
Breakpoint Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

	$0—$49,999	5.75%	6.10%	5.00%

Equity Funds,	$50,000—$99,999	4.50%	4.71%	3.75%

Columbia Absolute Return Enhanced Multi-Strategy Fund and	$100,000—$249,999	3.50%	3.63%	3.00%

Funds-of-Funds (equity)*	$250,000—$499,999	2.50%	2.56%	2.15%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

	$0—$49,999	4.75%	4.99%	4.00%

	$50,000—$99,999	4.25%	4.44%	3.50%

Fixed Income Funds (except those listed below)	$100,000—$249,999	3.50%	3.63%	3.00%

and Funds-of-Funds (fixed income)*	$250,000—$499,999	2.50%	2.56%	2.15%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%

Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%

Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%

Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%

Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia California Intermediate Municipal Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%

Columbia Connecticut Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%

Columbia Georgia Intermediate Municipal Bond Fund,	$250,000—$499,999	2.00%	2.04%	1.75%

Columbia Intermediate Bond Fund,	$500,000—$999,999	1.50%	1.53%	1.25%

Columbia Intermediate Municipal Bond Fund,	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia LifeGoal® Income Portfolio,

Columbia Maryland Intermediate Municipal Bond Fund,

Columbia Massachusetts Intermediate Municipal Bond Fund,

Columbia New York Intermediate Municipal Bond Fund,

Columbia North Carolina Intermediate Municipal Bond Fund,

Columbia Oregon Intermediate Municipal Bond Fund,

Columbia South Carolina Intermediate Municipal Bond Fund

and Columbia Virginia Intermediate Municipal Bond Fund

S.9

			Sales	Amount
		Sales	charge	retained by
		charge	as a	or paid to
		as a	% of the	selling
		% of the	net	agents as a
	Dollar amount of	offering	amount	% of the
Breakpoint Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%

Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%

	$250,000—$999,999	0.50%	0.50%	0.40%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)(d)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes — Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund. “Funds-of-Funds (fixed income)” includes — Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund is treated as an equity Fund for purposes of the table.
(a)	Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A shares of a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•	If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•	If you purchased shares of a Legacy Columbia Fund on or before September 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within one year of purchase. If you purchased shares of a Legacy RiverSource Fund on or before Sept. 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within 18 months of purchase.

S.10

•	If you purchased shares of any Fund after September 3, 2010, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

•	Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

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Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is generally the first day of the month in which your purchase was made. However, for Class B shares of Legacy RiverSource Funds (other than former Seligman Funds) purchased before May 21, 2005, the start of the holding period is the first day of the calendar year in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

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The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$1 million—$2,999,999	1.00%**
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.
**	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail below under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares Closed.

You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

The CDSC on Class B shares generally declines each year until there is no sales charge for selling shares.

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You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*

		Columbia California Intermediate Municipal Bond Fund,
		Columbia Georgia Intermediate Municipal Bond Fund,
		Columbia Connecticut Intermediate Municipal Bond Fund,
		Columbia Intermediate Bond Fund, Columbia Intermediate
		Municipal Bond Fund, Columbia LifeGoal® Income Portfolio,
		Columbia Maryland Intermediate Municipal Bond Fund,
		Columbia Massachusetts Intermediate Municipal Bond
		Fund, Columbia New York Intermediate Municipal Bond Fund,
		Columbia North Carolina Intermediate Municipal Bond Fund,
Number of		Columbia Oregon Intermediate Municipal Bond Fund, Columbia
Years Class B	All Funds except those	Short Term Bond Fund, Columbia South Carolina Intermediate
Shares Held	listed to the right	Municipal Bond Fund and Columbia Virginia Intermediate Municipal Bond Fund

One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

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Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class B Shares — Conversion to Class A Shares

Class B shares purchased in a Legacy Columbia Fund at any time, a Legacy RiverSource Fund (other than a former Seligman fund) at any time, or a former Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a former Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource Fund (other than a former Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy RiverSource Fund on or after May 21, 2005, any Legacy Columbia Fund and any former Seligman fund begin to age as of the first day of the month in which the purchase was made. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on October 31, 2005 under monthly aging.

The following rules apply to the conversion of Class B shares to Class A shares:

•	Class B shares are converted on or about the 15th day of the month that they become eligible for conversion.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•	You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

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Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after one year.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. For more information, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund’s distribution and/or service plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

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The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

Class T Shares — Front-End Sales Charge — Breakpoint Schedule

		Sales charge	Sales charge	Amount retained
		as a %	as a %	by or paid to
		of the	of the	selling agents
Breakpoint	Dollar amount of	offering	net amount	as a % of the
Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

	$0—$49,999	5.75%	6.10%	5.00%

	$50,000—$99,999	4.50%	4.71%	3.75%

Equity Funds	$100,000—$249,999	3.50%	3.63%	2.75%

	$250,000—$499,999	2.50%	2.56%	2.00%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

	$0—$49,999	4.75%	4.99%	4.25%

	$50,000—$99,999	4.50%	4.71%	3.75%

Fixed-Income Funds	$100,000—$249,999	3.50%	3.63%	2.75%

	$250,000—$499,999	2.50%	2.56%	2.00%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•	If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•	Shareholders who purchased Class T shares of a Fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

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•	Shareholders who purchased Class T shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•	Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

In certain circumstances, the CDSC may not apply. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$1 million—$2,999,999	1.00%*
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

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First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

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You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

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Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a Class A shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above:

•	Individual or joint accounts;

•	Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

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•	Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

•	Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class T, Class W and/or Class Z shares of the Funds.

The following accounts are not eligible for account value aggregation as described above:

•	Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

•	Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

•	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

•	Charitable and irrevocable trust accounts; and

•	Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

Front-End Sales Charge Waivers

The following categories of investors may buy Class A and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

•	Registered representatives and other employees of affiliated or unaffiliated selling agent having a selling agreement with the Distributor(1);

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the Funds(1);

•	Partners and employees of outside legal counsel to the Funds or the Funds’ directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

•	Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

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•	Purchases made:

•	With dividend or capital gain distributions from a Fund or from the same class of another Fund;

•	Through or under a wrap fee product or other investment product sponsored by a selling agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

(1)	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

•	Through banks, trust companies and thrift institutions, acting as fiduciaries;

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•	Purchases made through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

•	At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC — Waivers of the CDSC for Class A, Class C and Class T shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

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•	for which no sales commission or transaction fee was paid to an authorized selling agent at the time of purchase;

•	purchased through reinvestment of dividend and capital gain distributions;

•	in an account that has been closed because it falls below the minimum account balance;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling agent returns the applicable portion of any commission paid by the Distributor;

•	of Class A shares of a Fund initially purchased by an employee benefit plan;

•	other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies);

•	at a Fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

•	by certain other investors as set forth in more detail in the SAI.

CDSC — Waivers of the CDSC for Class B shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and

•	by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.

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Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of the Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling shares of the Fund and providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

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The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution	Service	Combined
	Fee	Fee	Total

Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	none	none	none
Class R (Legacy Columbia Funds)	0.50%	—(e)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(e)
Class R3	0.25%	0.25%(f)	0.50%(f)
Class R4	none	0.25%(f)	0.25%(f)
Class R5	none	none	none
Class T	none	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	none	none	none
Class Z	none	none	none

(a)	As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

	Maximum	Maximum	Maximum
	Class A	Class A	Class A
Funds	Distribution Fee	Service Fee	Combined Total

Legacy RiverSource Funds (other than Columbia Money Market Fund)	Up to 0.25%	Up to 0.25%	0.25%

Columbia Money Market Fund	—	—	0.10%

Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Intermediate Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares

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	Maximum	Maximum	Maximum
	Class A	Class A	Class A
Funds	Distribution Fee	Service Fee	Combined Total

Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia Energy and Natural Resources Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia Small Cap Value Fund I, Columbia Strategic Investor Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia New York Tax-Exempt Fund, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund and Columbia Value and Restructuring Fund	—	0.25%	0.25%

Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%

Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia High Income Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Masters International Equity Portfolio, Columbia Small Cap Value Fund II, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Overseas Value Fund	—	—	0.25%; these Funds pay a combined distribution and service fee pursuant to their combined distribution and shareholder servicing plan for Class A shares

(b)	The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below.
Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c)	Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution

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fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.
(d)	The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Corporate Income Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e)	Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f)	The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g)	The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

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For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares and for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their selling agents with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

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Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Class R3 and Class R4 Shares Plan Administration Fee

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

Selling Agent Compensation

The Distributor and the investment manager make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers.

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The Distributor, the Transfer Agent and the investment manager may also make payments to selling agents, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn Funds) is 0.20% of the average aggregate value of the Fund’s shares maintained in each such account for selling agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor’s and the investment manager’s own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

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Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of shares of the Fund at the end of each business day.

FUNDamentalstm

NAV Calculation

Each of the Fund’s share classes calculates its NAV per share as follows:

(Value of assets of the share class)
NAV	=	− (Liabilities of the share class)

Number of outstanding shares of the class

FUNDamentalstm

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

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If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earning announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

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Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the Fund’s NAV per share on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

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Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

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Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

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Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy — Broker/Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

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Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. For more information see Buying, Selling and Exchanging Shares — Excessive Trading Practices.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

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These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

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•	interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

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Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

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Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account.

Accounts established directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

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Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares Closed

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

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Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•	Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share Class — Class A Shares — Front-end Sales Charges. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are currently only available to the Funds (i.e., fund-of-fund investments).

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Class R Shares

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R3, Class R4 and Class R5 Shares

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class R3, Class R4 or Class R5 shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

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Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and Class R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

Class T Shares Closed

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

Class W Shares

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Class Y shares are available only to the following categories of eligible investors:

•	Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

•	Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

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Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under “Minimum Investments — Additional Investments and Account Balance — Class Z Shares Minimum Investments”

Additional Eligible Investors

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

Minimum Initial Investments and Account Balance

The table below shows the Fund’s minimum initial investment and minimum account balance requirements, which may vary by Fund, class and type of account. The first table relates to accounts other than accounts utilizing a systematic investment plan. The second table relates to investments through a systematic investment plan.

Minimum Investment and Account Balance (Not Applicable to Systematic Investment Plans)

	Minimum	Minimum
	Initial	Account
	investment	balance

For all Funds and classes except those listed below (non-qualified accounts)	$2,000(a)	$250(b)

For all Funds and classes except those listed below (Individual Retirement Accounts)	$1,000	none

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000	$5,000

Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500

Class I, Class R, Class R3, Class R4	none	none

Class R5	variable(c)	none

Class W	$500	$500

Class Y	variable(d)	$250

Class Z	variable(a)(e)	$250(b)

(a)	If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.

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(b)	If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.
(c)	The minimum initial investment amount for Class R5 shares varies depending on eligibility. See Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares above.
(d)	The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class Y Shares.
(e)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. The table below shows the minimum initial investments and minimum account balance for investment through a Systematic Investment Plan:

Minimum Investment and Account Balance — Systematic Investment Plans

	Minimum	Minimum
	Initial	Account
	investment	balance*

For all Funds and classes except those listed below (non-qualified accounts)	$100*(a)	none*(b)

For all Funds and classes except those listed below (Individual Retirement Accounts)	$100*(b)	none

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund, Columbia Global Extended Alpha Fund	$10,000	$5,000

Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500

Class I, Class R, Class R3, Class R4	none	none

Class W	$500	$500

Class Z	variable(c)	none

*	If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly.
(a)	money market Funds — $2,000.
(b)	money market Funds — $1,000.
(c)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

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Class Z Shares Minimum Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•	Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•	Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•	Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held

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Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•	Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•	Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•	Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

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Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed for restrictions applicable to Class B shares.

Wire Purchases

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Other Purchase Rules You Should Know

•	Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•	You buy Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

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•	The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, Class R3, Class R4 and Class R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

Wire Redemptions

You may request that your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

Electronic Funds Transfer

You may sell Class A, Class B, Class C, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

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Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Check Redemption Service

Class A shares and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•	Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any

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applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•	If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•	If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•	If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•	The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

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Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in good form.

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•	The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•	You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

•	If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

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•	A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•	If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•	If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

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You may exchange or sell shares by having your selling agent process your transaction. If you maintain your account directly with your selling agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling agents to learn more about the details of the Class Z shares exchange privilege.

Ways to Request a Sale or Exchange of Shares

Account established with your selling agent

You can exchange or sell Fund shares by having your financial advisor or selling agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

S.55

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•	A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentalsTM

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

S.56

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

S.57

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•	The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•	Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•	From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•	For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates. described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•	For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

S.58

•	Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•	Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•	If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

S.59

•	For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•	For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•	A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•	The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

S.60

FUNDamentalsTM

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Additional Services and Compensation

In addition to acting as the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other

S.61

Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

S.62

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the investment manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The investment manager and its affiliates receive fees from affiliated funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.63

Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

S-6552-99 L (9/11)

Prospectus

Columbia Limited Duration Credit Fund

Prospectus September 29, 2011

Columbia Limited Duration Credit Fund seeks to provide shareholders with a level of current income consistent with preservation of capital.

Class	Ticker Symbol

Class A	ALDAX
Class B	ALDBX
Class C	RDCLX
Class I	ALDIX
Class R4	—
Class W	RLDWX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 Not FDIC Insured - May Lose Value - No Bank Guarantee

Summary of the Fund
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	4p
Principal Risks of Investing in the Fund	5p
Past Performance	7p
Fund Management	8p
Buying and Selling Shares	8p
Tax Information	9p
Financial Intermediary Compensation	9p
More Information about the Fund	10p
Investment Objective	10p
Principal Investment Strategies of the Fund	10p
Principal Risks of Investing in the Fund	11p
More about Annual Fund Operating Expenses	13p
Other Investment Strategies and Risks	15p
Fund Management and Compensation	18p
Financial Highlights	20p
Choosing a Share Class	S.1
Comparison of Share Classes	S.2
Sales Charges and Commissions	S.7
Reductions/Waivers of Sales Charges	S.17
Distribution and Service Fees	S.23
Selling Agent Compensation	S.28
Buying, Selling and Exchanging Shares	S.30
Share Price Determination	S.30
Transaction Rules and Policies	S.31
Opening an Account and Placing Orders	S.39
Buying Shares	S.41
Selling Shares	S.50
Exchanging Shares	S.52
Distributions and Taxes	S.56
Additional Services and Compensation	S.61
Additional Management Information	S.61

2p  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Limited Duration Credit Fund (the Fund) seeks to provide shareholders with a level of current income consistent with preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address) agree to invest in the future at least $50,000 in any of the Columbia and Columbia Acorn funds. More information about these and other discounts is available from your financial intermediary and under “Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions” on page S.17 of this prospectus and on page D.1 of Appendix D in the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)

				Class I,
				R4 &
	Class A	Class B	Class C	W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1%	5%	1%	None

Annual Fund Operating Expenses(a)
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I	Class R4	Class W
Management fees	0.36%	0.36%	0.36%	0.36%	0.36%	0.36%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%	0.25%
Other expenses	0.23%	0.23%	0.23%	0.12%	0.42%	0.23%
Total annual fund operating expenses	0.84%	1.59%	1.59%	0.48%	0.78%	0.84%

(a)	Expense ratios have been adjusted to reflect current fees.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 PROSPECTUS  3p

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Class A (whether or not shares are redeemed)	$383	$560	$753	$1,310
Class B (if shares are redeemed)	$662	$802	$1,067	$1,692
Class B (if shares are not redeemed)	$162	$502	$867	$1,692
Class C (if shares are redeemed)	$262	$502	$867	$1,894
Class C (if shares are not redeemed)	$162	$502	$867	$1,894
Class I (whether or not shares are redeemed)	$49	$154	$269	$607
Class R4 (whether or not shares are redeemed)	$80	$249	$434	$970
Class W (whether or not shares are redeemed)	$86	$268	$467	$1,041

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in credit-related bonds and other debt securities. The Fund will primarily invest in debt securities with short- and intermediate-term maturities. The Fund will primarily invest in credit-related bonds, such as corporate bonds and agency, sovereign, supranational and local authority bonds. The Fund may invest up to 15% of its net assets in securities rated below investment grade. Up to 25% of the Fund’s net assets may be invested in foreign investments, including emerging markets. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

4p  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 PROSPECTUS

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Credit Risk. Credit risk is the risk that fixed-income securities in the Fund’s portfolio may or will decline in price or fail to pay interest or repay principal when due because the issuer of the security will default or otherwise become unable or unwilling to honor its financial obligations. Lower quality or unrated securities held by the Fund may present increased credit risk.

Risks of Foreign/Emerging Markets Investing. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund’s portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Investments in emerging markets present greater risk of loss than a typical foreign security investment. Because of the less developed markets and economies and less mature governments and governmental institutions, the risks of investing in foreign securities may be intensified in the case of investments in issuers organized, domiciled or doing business in emerging markets.

High-Yield Securities Risk. The Fund’s investments in below-investment grade fixed-income securities (i.e., high-yield or junk bonds) exposes the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. When interest rates rise, prices of fixed-income securities generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 PROSPECTUS  5p

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

6p  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 PROSPECTUS

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

•	how the Fund’s Class A performance has varied for each full calendar year shown on the bar chart; and

•	how the Fund’s average annual total returns compare to recognized measures of market performance shown on the table.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart. If the sales charge was reflected, returns would be lower than those shown.

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)
20% 15% 10% 5% 0% -5% -10% +3.25% +1.52% +4.09% +4.88% -6.04% +15.47% +6.17% 2004 2005 2006 2007 2008 2009 2010

(calendar year)

During the periods shown:

•	Highest return for a calendar quarter was +5.06% (quarter ended September 30, 2009).

•	Lowest return for a calendar quarter was -3.46% (quarter ended December 31, 2008).

•	Class A year-to-date return was +2.46% at June 30, 2011.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 PROSPECTUS  7p

Average Annual Total Returns (after applicable sales charges)

Class A, B,
			C & R4	Class I	Class W
			Since	Since	Since
			inception	inception	inception
(for periods ended December 31, 2010)	1 year	5 years	(6/19/03)	(3/4/04)	(12/1/06)

Columbia Limited Duration Credit Fund:
Class A — before taxes	+2.99%	+4.06%	+3.27%	N/A	N/A
Class A — after taxes on distributions	+1.72%	+2.59%	+1.96%	N/A	N/A
Class A — after taxes on distributions and redemption of fund shares	+1.93%	+2.59%	+2.00%	N/A	N/A
Class B — before taxes	+0.27%	+3.52%	+2.90%	N/A	N/A
Class C — before taxes	+4.38%	+3.89%	+2.90%	N/A	N/A
Class I — before taxes	+6.54%	+5.04%	N/A	+4.28%	N/A
Class R4 — before taxes	+6.22%	+4.91%	+3.88%	N/A	N/A
Class W — before taxes	+6.10%	N/A	N/A	N/A	+4.54%
Barclays Capital U.S. 1-5 Year Credit Index (reflects no deduction for fees, expenses or taxes)	+5.44%	+5.62%	+4.27%	+4.48%	+5.64%
Lipper Short-Intermediate Investment Grade Debt Funds Index (reflects no deduction for fees or taxes)	+5.86%	+4.81%	+3.68%	+3.92%	+4.77%

Fund performance information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Bond Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Tom Murphy, CFA	Portfolio Manager	2003
Timothy J. Doubek, CFA	Portfolio Manager	2009

BUYING AND SELLING SHARES

Individual
	Nonqualified	retirement
	accounts	accounts
	(all classes	(all classes
	except I, R and	except I, R and	Class I,
Minimum Initial Investment	W)	W)	Class R	Class W

For investors other than systematic investment plans	$2,000	$1,000	None	$500
Systematic investment plans	$100	$100	None	$500

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Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081

Express Mail: Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

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More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Limited Duration Credit Fund (the Fund) seeks to provide shareholders with a level of current income consistent with preservation of capital. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in credit-related bonds and other debt securities. The Fund will primarily invest in debt securities with short- and intermediate-term maturities. The Fund will primarily invest in credit-related bonds, such as corporate bonds and agency, sovereign, supranational and local authority bonds. The Fund may invest up to 15% of its net assets in securities rated below investment grade. Up to 25% of the Fund’s net assets may be invested in foreign investments, including emerging markets. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the investment manager) chooses investments by:

•	Evaluating the portfolio’s total exposure to sectors, industries, issuers and securities relative to the Fund’s benchmark, the Barclays Capital U.S. 1-5 Year Credit Index (the Index).

•	Analyzing factors such as credit quality, interest rate outlook and price to select the most attractive securities within each sector (for example, identifying securities that have the opportunity to appreciate in value or provide income based on duration, expectations of changes in interest rates or credit quality).

•	Investing in lower-quality (junk) bonds as opportunities arise.

•	Targeting an average portfolio duration within one year of the duration of the Index which, as of July 31, 2011 was 2.8 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%.

In evaluating whether to sell a security, the investment manager considers, among other factors:

•	The portfolio’s total exposure to sectors, industries, issuers and securities relative to the Index.

10p  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 PROSPECTUS

•	Whether its assessment of the credit quality of an issuer has changed or is vulnerable to a change.

•	Whether a sector or industry is experiencing change.

•	Changes in the interest rate or economic outlook.

•	Identification of a more attractive opportunity.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Credit Risk. Credit risk is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Lower quality or unrated securities held by the Fund may present increased credit risk.

Risks of Foreign/Emerging Markets Investing. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the risks associated with the political, social, economic, and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

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Custody risk refers to the risks associated with the process of clearing and settling of trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and may be very volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

High-Yield Securities Risk. Non-investment grade fixed-income securities, commonly called “high-yield” or “junk” bonds, may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade fixed-income securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed-income securities: when interest rates rise, the prices generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably.

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Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

The largest risks associated with sovereign debt include Credit Risk and Risks of Foreign/Emerging Markets Investing.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, “Fees and Expenses of the Fund” that appears in the Summary of the Fund.

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Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund’s average net assets as of a different period or a different point in time, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund’s operating expenses that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The investment manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through September 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 0.85% for Class A, 1.60% for Class B, 1.60% for Class C, 0.52% for Class I, 0.82% for Class R4 and 0.85% for Class W.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs)), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

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OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and ETFs, also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF’s share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

Additionally, the Fund may use derivatives such as futures, options, forward contracts, and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments will typically increase the Fund’s exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

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Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the portfolio managers would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Even though the Fund’s policies permit the use of derivatives, the portfolio managers are not required to use derivatives.

For more information on strategies and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s SAI. For more information on the Fund’s holdings see the Fund’s annual and semiannual reports.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions including, for example, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent securities trades, which could result in increased trading expenses and taxes, and decreased performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to approved broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

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Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund’s performance. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Financial Highlights.”

Directed Brokerage. The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

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FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the most recent fiscal year was 0.47% of the Fund’s average daily net assets. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses.

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A new investment management services agreement (new IMS Agreement) with Columbia Management was approved by the Board in September 2010 and by Fund shareholders at a Joint Special Meeting of Shareholders held on February 15, 2011 in connection with various initiatives to achieve consistent investment management service and fee structures across all Columbia funds. The new IMS Agreement includes changes to the investment advisory fee rates payable to Columbia Management. Effective July 1, 2011, the investment management services fee is equal to a percentage of the Fund’s average daily net assets, with such rate declining from 0.360% to 0.240% as the Fund’s net assets increase. A discussion regarding the basis for the Board approving the new IMS Agreement is available in the Fund’s semiannual shareholder report for the period ended January 31, 2011.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Tom Murphy, CFA, Portfolio Manager

•	Managed the Fund since 2003.

•	Sector Leader of the Investment Grade Credit Sector Team.

•	Joined the investment manager in 2002.

•	Managing Director and Portfolio Manager, BlackRock Financial Management, 2002; various positions, Zurich Scudder, 1992 to 2002.

•	Began investment career in 1986.

•	MBA, University of Michigan.

Timothy J. Doubek, CFA, Portfolio Manager

•	Managed the Fund since 2009.

•	Sector Manager on the Investment Grade Credit Sector Team.

•	Joined the investment manager in June 2001.

•	Principal and senior portfolio manager, Lincoln Capital Management, 1996 to 2001; Fixed income portfolio manager, Northwestern Mutual Life Insurance Company, 1987 to 1996.

•	Began investment career in 1987.

•	MBA, University of Michigan.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

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Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

	Year ended July 31,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$9.94	$9.46	$9.34	$9.58	$9.57

Income from investment operations:
Net investment income	0.31	0.38	0.37	0.43	0.42
Net realized and unrealized gain (loss) on investments	0.17	0.50	0.10	(0.27)	0.02

Total from investment operations	0.48	0.88	0.47	0.16	0.44

Less distributions to shareholders from:
Net investment income	(0.32)	(0.40)	(0.35)	(0.40)	(0.43)

Total distributions to shareholders	(0.32)	(0.40)	(0.35)	(0.40)	(0.43)

Net asset value, end of period	$10.10	$9.94	$9.46	$9.34	$9.58

Total return	4.87%	9.40%	5.39%	1.56%	4.63%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.94%	0.96%	1.06%	1.08%	1.11%

Net expenses after fees waived or expenses reimbursed(b)	0.86%	0.85%	0.89%	0.89%	0.89%

Net investment income	3.11%	3.90%	4.16%	4.45%	4.34%

Supplemental data
Net assets, end of period (in thousands)	$516,916	$392,689	$114,937	$62,677	$61,547

Portfolio turnover(c)	113%	101%	335%	218%	263%

See accompanying Notes to Financial Highlights.

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	Year ended July 31,
	2011	2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$9.94	$9.46	$9.34	$9.58	$9.57

Income from investment operations:
Net investment income	0.24	0.31	0.30	0.36	0.34
Net realized and unrealized gain (loss) on investments	0.17	0.49	0.11	(0.28)	0.02

Total from investment operations	0.41	0.80	0.41	0.08	0.36

Less distributions to shareholders from:
Net investment income	(0.25)	(0.32)	(0.29)	(0.32)	(0.35)

Total distributions to shareholders	(0.25)	(0.32)	(0.29)	(0.32)	(0.35)

Net asset value, end of period	$10.10	$9.94	$9.46	$9.34	$9.58

Total return	4.08%	8.59%	4.59%	0.80%	3.84%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.69%	1.73%	1.82%	1.84%	1.87%

Net expenses after fees waived or expenses reimbursed(b)	1.61%	1.61%	1.65%	1.65%	1.65%

Net investment income	2.36%	3.18%	3.37%	3.69%	3.57%

Supplemental data
Net assets, end of period (in thousands)	$8,756	$11,562	$7,257	$7,351	$9,671

Portfolio turnover(c)	113%	101%	335%	218%	263%

See accompanying Notes to Financial Highlights.

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	Year ended July 31,
	2011	2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$9.94	$9.45	$9.34	$9.57	$9.56

Income from investment operations:
Net investment income	0.23	0.30	0.31	0.36	0.35
Net realized and unrealized gain (loss) on investments	0.18	0.51	0.09	(0.27)	0.01

Total from investment operations	0.41	0.81	0.40	0.09	0.36

Less distributions to shareholders from:
Net investment income	(0.25)	(0.32)	(0.29)	(0.32)	(0.35)

Total distributions to shareholders	(0.25)	(0.32)	(0.29)	(0.32)	(0.35)

Net asset value, end of period	$10.10	$9.94	$9.45	$9.34	$9.57

Total return	4.09%	8.70%	4.48%	0.91%	3.84%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.69%	1.71%	1.82%	1.83%	1.86%

Net expenses after fees waived or expenses reimbursed(b)	1.61%	1.60%	1.64%	1.64%	1.64%

Net investment income	2.34%	3.12%	3.44%	3.71%	3.59%

Supplemental data
Net assets, end of period (in thousands)	$72,019	$49,324	$9,494	$1,600	$1,599

Portfolio turnover(c)	113%	101%	335%	218%	263%

See accompanying Notes to Financial Highlights.

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	Year ended July 31,
	2011	2010	2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$9.94	$9.46	$9.35	$9.58	$9.57

Income from investment operations:
Net investment income	0.34	0.42	0.41	0.46	0.45
Net realized and unrealized gain (loss) on investments	0.19	0.49	0.09	(0.26)	0.02

Total from investment operations	0.53	0.91	0.50	0.20	0.47

Less distributions to shareholders from:
Net investment income	(0.36)	(0.43)	(0.39)	(0.43)	(0.46)

Total distributions to shareholders	(0.36)	(0.43)	(0.39)	(0.43)	(0.46)

Net asset value, end of period	$10.11	$9.94	$9.46	$9.35	$9.58

Total return	5.34%	9.79%	5.66%	2.04%	4.99%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.58%	0.61%	0.66%	0.67%	0.70%

Net expenses after fees waived or expenses reimbursed(b)	0.52%	0.49%	0.53%	0.52%	0.54%

Net investment income	3.41%	4.34%	4.50%	4.83%	4.70%

Supplemental data
Net assets, end of period (in thousands)	$216,337	$126,852	$123,651	$105,610	$78,906

Portfolio turnover(c)	113%	101%	335%	218%	263%

See accompanying Notes to Financial Highlights.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 PROSPECTUS  23p

	Year ended July 31,
	2011	2010	2009	2008	2007
Class R4
Per share data
Net asset value, beginning of period	$9.97	$9.49	$9.37	$9.58	$9.57

Income from investment operations:
Net investment income	0.32	0.38	0.44	0.47	0.43
Net realized and unrealized gain (loss) on investments	0.17	0.50	0.06	(0.26)	0.02

Total from investment operations	0.49	0.88	0.50	0.21	0.45

Less distributions to shareholders from:
Net investment income	(0.33)	(0.40)	(0.38)	(0.42)	(0.44)

Total distributions to shareholders	(0.33)	(0.40)	(0.38)	(0.42)	(0.44)

Net asset value, end of period	$10.13	$9.97	$9.49	$9.37	$9.58

Total return	4.92%	9.45%	5.64%	2.14%	4.82%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.89%	0.91%	0.97%	0.98%	0.98%

Net expenses after fees waived or expenses reimbursed(b)	0.82%	0.79%	0.74%	0.51%	0.73%

Net investment income	3.16%	3.93%	4.81%	4.84%	4.48%

Supplemental data
Net assets, end of period (in thousands)	$575	$541	$99	$9	$10

Portfolio turnover(c)	113%	101%	335%	218%	263%

See accompanying Notes to Financial Highlights.

24p  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 PROSPECTUS

	Year ended July 31,
	2011	2010	2009	2008	2007(d)
Class W
Per share data
Net asset value, beginning of period	$9.95	$9.47	$9.36	$9.58	$9.76

Income from investment operations:
Net investment income	0.26	0.38	0.36	0.47	0.27
Net realized and unrealized gain on investments	0.23	0.49	0.10	(0.30)	(0.18)

Total from investment operations	0.49	0.87	0.46	0.17	(0.09)

Less distributions to shareholders from:
Net investment income	(0.32)	(0.39)	(0.35)	(0.39)	(0.27)

Total distributions to shareholders	(0.32)	(0.39)	(0.35)	(0.39)	(0.27)

Net asset value, end of period	$10.12	$9.95	$9.47	$9.36	$9.58

Total return	4.97%	9.30%	5.19%	1.68%	1.00%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.89%	1.08%	1.09%	1.14%	1.12% (e)

Net expenses after fees waived or expenses reimbursed(b)	0.86%	0.93%	0.97%	0.97%	0.97% (e)

Net investment income	2.64%	3.92%	4.03%	4.50%	4.34% (e)

Supplemental data
Net assets, end of period (in thousands)	$12,353	$5	$5	$5	$5

Portfolio turnover(c)	113%	101%	335%	218%	263%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 220% and 124% for the years ended July 31, 2009 and 2008, respectively.

(d)	For the period from December 1, 2006 (commencement of operations) to July 31, 2007.

(e)	Annualized.

Information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Bond Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 PROSPECTUS  25p

Choosing a Share Class

The Funds

The Columbia and Columbia Acorn Funds share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling agent (as defined below) should consider the combined market value of all Columbia and Columbia Acorn Funds owned by the investor or his/her “immediate family.” For details on this particular policy, see Choosing a Share Class — Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions.

Funds and portfolios that bore the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. For a list of Legacy Columbia Funds, see Appendix E to the Fund’s SAI. The funds that historically bore the RiverSource brand, including those renamed to bear the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. For a list of Legacy RiverSource Funds, see Appendix F to the Fund’s SAI. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds.

The Funds’ primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

FUNDamentalstm

Fund Share Classes

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus.

Funds Contact Information

Additional information about the Funds can be obtained at columbiamanagement.com*, by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.1

Comparison of Share Classes

Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDamentalstm

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

S.2

		Investment	Conversion
	Eligible Investors and Minimum Initial Investments(a)	Limits	Features

Class A*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	none	none

Class B*	Closed to new investors(h)	up to $49,999	Converts to Class A shares generally eight years after purchase.(i)

Class C*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	up to $999,999; no limit for eligible employee benefit plans.(j)	none

Class I*	Available only to other Funds (i.e., fund-of-fund investments)	none	none

Class R*	Available only to eligible retirement plans and health savings accounts; no minimum initial investment	none	none

Class R3*	Class R3 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none

Class R4*	Class R4 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none

Class R5*	Class R5 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, health savings accounts and, if approved by the Distributor, institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments(l)	none	none

Class T	Available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)	none	none

S.3

		Investment	Conversion
	Eligible Investors and Minimum Initial Investments(a)	Limits	Features

Class W*	Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs	none	none

Class Y*	Available to certain categories of investors which are subject to minimum initial investment requirements; currently offered only to former shareholders of the former Columbia Funds Institutional Trust(o)	none	none

Class Z*	Available only to certain eligible investors, which are subject to different minimum initial investment requirements, ranging from $0 to $2,000	none	none

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)

Class A*	5.75% maximum, declining to 0% on investments of $1 million or more None for money market Funds and certain other Funds(f)	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(g)

Class B*	none	5.00% maximum, gradually declining to 0% after six years(i)

Class C*	none	1.00% on certain investments redeemed within one year of purchase

Class I*	none	none

Class R*	none	none

Class R3*	none	none

Class R4*	none	none

Class R5*	none	none

Class T	5.75% maximum, declining to 0% on investments of $1 million or more	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(n)

Class W*	none	none

S.4

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)

Class Y*	none	none

Class Z*	none	none

Non 12b-1
	Maximum Distribution and Service (12b-1) Fees(c)	Service Fees(d)

Class A*	Legacy Columbia Funds: distribution fee up to 0.25% and service fee up to 0.25%; Legacy RiverSource Funds: 0.25% distribution and service fees, except Columbia Money Market Fund, which pays 0.10%	none

Class B*	0.75% distribution fee and 0.25% service fee, with certain exceptions.	none

Class C*	0.75% distribution fee; 0.25% service fee	none

Class I*	none	none

Class R*	Legacy Columbia Funds: 0.50% distribution fee; Legacy RiverSource Funds: 0.50% fee, of which service fee may be up to 0.25%	none

Class R3*	0.25% distribution fee	0.25%(k)

Class R4*	none	0.25%(k)

Class R5*	none	none

Class T	none	up to 0.50%(m)

Class W*	0.25% distribution and service fees, with certain exceptions	none

Class Y*	none	none

Class Z*	none	none

*	For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a)	See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b)	Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
(c)	These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia Funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up

S.5

to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For more information on these voluntary waivers, see Choosing a Share Class — Distribution and Service Fees. Compensation paid to selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.
(d)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees and Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.
(e)	The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders.
(f)	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund.
(g)	There is no CDSC on Class A shares of money market Funds or the Funds identified in footnote (f) above. Shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur, for Legacy Columbia Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within one year of purchase and for Legacy RiverSource Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within 18 months of purchase.
(h)	The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling agent may have different policies, including automatically redirecting the purchase order to a money market Fund. See Choosing a Share Class — Class A Shares — Front-end Sales Charge for additional information about Class A shares.
(i)	Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Class B Shares — Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.
(j)	There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees.
(l)	Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of such share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares.
(m)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.
(n)	Class T shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.

S.6

(o)	Class Y shares are available only to the following categories of investors: (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling agent). Sales charges vary depending on the amount of your purchase.

S.7

FUNDamentalstm

Front-End Sales Charge Calculation

The following table presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund in the table below) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund).

S.8

Class A Shares — Front-End Sales Charge — Breakpoint Schedule

			Sales	Amount
		Sales	charge	retained by
		charge	as a	or paid to
		as a	% of the	selling
		% of the	net	agents as a
	Dollar amount of	offering	amount	% of the
Breakpoint Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

	$0—$49,999	5.75%	6.10%	5.00%

Equity Funds,	$50,000—$99,999	4.50%	4.71%	3.75%

Columbia Absolute Return Enhanced Multi-Strategy Fund and	$100,000—$249,999	3.50%	3.63%	3.00%

Funds-of-Funds (equity)*	$250,000—$499,999	2.50%	2.56%	2.15%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

	$0—$49,999	4.75%	4.99%	4.00%

	$50,000—$99,999	4.25%	4.44%	3.50%

Fixed Income Funds (except those listed below)	$100,000—$249,999	3.50%	3.63%	3.00%

and Funds-of-Funds (fixed income)*	$250,000—$499,999	2.50%	2.56%	2.15%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%

Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%

Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%

Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%

Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia California Intermediate Municipal Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%

Columbia Connecticut Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%

Columbia Georgia Intermediate Municipal Bond Fund,	$250,000—$499,999	2.00%	2.04%	1.75%

Columbia Intermediate Bond Fund,	$500,000—$999,999	1.50%	1.53%	1.25%

Columbia Intermediate Municipal Bond Fund,	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia LifeGoal® Income Portfolio,

Columbia Maryland Intermediate Municipal Bond Fund,

Columbia Massachusetts Intermediate Municipal Bond Fund,

Columbia New York Intermediate Municipal Bond Fund,

Columbia North Carolina Intermediate Municipal Bond Fund,

Columbia Oregon Intermediate Municipal Bond Fund,

Columbia South Carolina Intermediate Municipal Bond Fund

and Columbia Virginia Intermediate Municipal Bond Fund

S.9

			Sales	Amount
		Sales	charge	retained by
		charge	as a	or paid to
		as a	% of the	selling
		% of the	net	agents as a
	Dollar amount of	offering	amount	% of the
Breakpoint Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%

Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%

	$250,000—$999,999	0.50%	0.50%	0.40%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)(d)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes — Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund. “Funds-of-Funds (fixed income)” includes — Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund is treated as an equity Fund for purposes of the table.
(a)	Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A shares of a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•	If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•	If you purchased shares of a Legacy Columbia Fund on or before September 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within one year of purchase. If you purchased shares of a Legacy RiverSource Fund on or before Sept. 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within 18 months of purchase.

S.10

•	If you purchased shares of any Fund after September 3, 2010, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

•	Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentalstm

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is generally the first day of the month in which your purchase was made. However, for Class B shares of Legacy RiverSource Funds (other than former Seligman Funds) purchased before May 21, 2005, the start of the holding period is the first day of the calendar year in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

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The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$1 million—$2,999,999	1.00%**
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.
**	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail below under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares Closed.

You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

The CDSC on Class B shares generally declines each year until there is no sales charge for selling shares.

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You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*

		Columbia California Intermediate Municipal Bond Fund,
		Columbia Georgia Intermediate Municipal Bond Fund,
		Columbia Connecticut Intermediate Municipal Bond Fund,
		Columbia Intermediate Bond Fund, Columbia Intermediate
		Municipal Bond Fund, Columbia LifeGoal® Income Portfolio,
		Columbia Maryland Intermediate Municipal Bond Fund,
		Columbia Massachusetts Intermediate Municipal Bond
		Fund, Columbia New York Intermediate Municipal Bond Fund,
		Columbia North Carolina Intermediate Municipal Bond Fund,
Number of		Columbia Oregon Intermediate Municipal Bond Fund, Columbia
Years Class B	All Funds except those	Short Term Bond Fund, Columbia South Carolina Intermediate
Shares Held	listed to the right	Municipal Bond Fund and Columbia Virginia Intermediate Municipal Bond Fund

One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

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Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class B Shares — Conversion to Class A Shares

Class B shares purchased in a Legacy Columbia Fund at any time, a Legacy RiverSource Fund (other than a former Seligman fund) at any time, or a former Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a former Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource Fund (other than a former Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy RiverSource Fund on or after May 21, 2005, any Legacy Columbia Fund and any former Seligman fund begin to age as of the first day of the month in which the purchase was made. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on October 31, 2005 under monthly aging.

The following rules apply to the conversion of Class B shares to Class A shares:

•	Class B shares are converted on or about the 15th day of the month that they become eligible for conversion.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•	You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

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Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after one year.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. For more information, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund’s distribution and/or service plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

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The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

Class T Shares — Front-End Sales Charge — Breakpoint Schedule

		Sales charge	Sales charge	Amount retained
		as a %	as a %	by or paid to
		of the	of the	selling agents
Breakpoint	Dollar amount of	offering	net amount	as a % of the
Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

	$0—$49,999	5.75%	6.10%	5.00%

	$50,000—$99,999	4.50%	4.71%	3.75%

Equity Funds	$100,000—$249,999	3.50%	3.63%	2.75%

	$250,000—$499,999	2.50%	2.56%	2.00%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

	$0—$49,999	4.75%	4.99%	4.25%

	$50,000—$99,999	4.50%	4.71%	3.75%

Fixed-Income Funds	$100,000—$249,999	3.50%	3.63%	2.75%

	$250,000—$499,999	2.50%	2.56%	2.00%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•	If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•	Shareholders who purchased Class T shares of a Fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

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•	Shareholders who purchased Class T shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•	Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

In certain circumstances, the CDSC may not apply. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$1 million—$2,999,999	1.00%*
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

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First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

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You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentalstm

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a Class A shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above:

•	Individual or joint accounts;

•	Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

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•	Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

•	Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class T, Class W and/or Class Z shares of the Funds.

The following accounts are not eligible for account value aggregation as described above:

•	Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

•	Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

•	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

•	Charitable and irrevocable trust accounts; and

•	Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

Front-End Sales Charge Waivers

The following categories of investors may buy Class A and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

•	Registered representatives and other employees of affiliated or unaffiliated selling agent having a selling agreement with the Distributor(1);

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the Funds(1);

•	Partners and employees of outside legal counsel to the Funds or the Funds’ directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

•	Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

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•	Purchases made:

•	With dividend or capital gain distributions from a Fund or from the same class of another Fund;

•	Through or under a wrap fee product or other investment product sponsored by a selling agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

(1)	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

•	Through banks, trust companies and thrift institutions, acting as fiduciaries;

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•	Purchases made through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

•	At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC — Waivers of the CDSC for Class A, Class C and Class T shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

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•	for which no sales commission or transaction fee was paid to an authorized selling agent at the time of purchase;

•	purchased through reinvestment of dividend and capital gain distributions;

•	in an account that has been closed because it falls below the minimum account balance;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling agent returns the applicable portion of any commission paid by the Distributor;

•	of Class A shares of a Fund initially purchased by an employee benefit plan;

•	other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies);

•	at a Fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

•	by certain other investors as set forth in more detail in the SAI.

CDSC — Waivers of the CDSC for Class B shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and

•	by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.

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Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of the Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling shares of the Fund and providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

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The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution	Service	Combined
	Fee	Fee	Total

Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	none	none	none
Class R (Legacy Columbia Funds)	0.50%	—(e)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(e)
Class R3	0.25%	0.25%(f)	0.50%(f)
Class R4	none	0.25%(f)	0.25%(f)
Class R5	none	none	none
Class T	none	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	none	none	none
Class Z	none	none	none

(a)	As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

	Maximum	Maximum	Maximum
	Class A	Class A	Class A
Funds	Distribution Fee	Service Fee	Combined Total

Legacy RiverSource Funds (other than Columbia Money Market Fund)	Up to 0.25%	Up to 0.25%	0.25%

Columbia Money Market Fund	—	—	0.10%

Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Intermediate Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares

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	Maximum	Maximum	Maximum
	Class A	Class A	Class A
Funds	Distribution Fee	Service Fee	Combined Total

Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia Energy and Natural Resources Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia Small Cap Value Fund I, Columbia Strategic Investor Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia New York Tax-Exempt Fund, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund and Columbia Value and Restructuring Fund	—	0.25%	0.25%

Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%

Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia High Income Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Masters International Equity Portfolio, Columbia Small Cap Value Fund II, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Overseas Value Fund	—	—	0.25%; these Funds pay a combined distribution and service fee pursuant to their combined distribution and shareholder servicing plan for Class A shares

(b)	The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below.
Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c)	Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution

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fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.
(d)	The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Corporate Income Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e)	Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f)	The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g)	The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

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For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares and for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their selling agents with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

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Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Class R3 and Class R4 Shares Plan Administration Fee

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

Selling Agent Compensation

The Distributor and the investment manager make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers.

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The Distributor, the Transfer Agent and the investment manager may also make payments to selling agents, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn Funds) is 0.20% of the average aggregate value of the Fund’s shares maintained in each such account for selling agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor’s and the investment manager’s own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

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Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of shares of the Fund at the end of each business day.

FUNDamentalstm

NAV Calculation

Each of the Fund’s share classes calculates its NAV per share as follows:

(Value of assets of the share class)
NAV	=	− (Liabilities of the share class)

Number of outstanding shares of the class

FUNDamentalstm

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

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If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earning announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

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Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the Fund’s NAV per share on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

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Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

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Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

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Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy — Broker/Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

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Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. For more information see Buying, Selling and Exchanging Shares — Excessive Trading Practices.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

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These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

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•	interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

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Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

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Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account.

Accounts established directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

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Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares Closed

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

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Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•	Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share Class — Class A Shares — Front-end Sales Charges. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are currently only available to the Funds (i.e., fund-of-fund investments).

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Class R Shares

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R3, Class R4 and Class R5 Shares

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class R3, Class R4 or Class R5 shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

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Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and Class R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

Class T Shares Closed

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

Class W Shares

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Class Y shares are available only to the following categories of eligible investors:

•	Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

•	Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

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Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under “Minimum Investments — Additional Investments and Account Balance — Class Z Shares Minimum Investments”

Additional Eligible Investors

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

Minimum Initial Investments and Account Balance

The table below shows the Fund’s minimum initial investment and minimum account balance requirements, which may vary by Fund, class and type of account. The first table relates to accounts other than accounts utilizing a systematic investment plan. The second table relates to investments through a systematic investment plan.

Minimum Investment and Account Balance (Not Applicable to Systematic Investment Plans)

	Minimum	Minimum
	Initial	Account
	investment	balance

For all Funds and classes except those listed below (non-qualified accounts)	$2,000(a)	$250(b)

For all Funds and classes except those listed below (Individual Retirement Accounts)	$1,000	none

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000	$5,000

Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500

Class I, Class R, Class R3, Class R4	none	none

Class R5	variable(c)	none

Class W	$500	$500

Class Y	variable(d)	$250

Class Z	variable(a)(e)	$250(b)

(a)	If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.

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(b)	If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.
(c)	The minimum initial investment amount for Class R5 shares varies depending on eligibility. See Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares above.
(d)	The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class Y Shares.
(e)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. The table below shows the minimum initial investments and minimum account balance for investment through a Systematic Investment Plan:

Minimum Investment and Account Balance — Systematic Investment Plans

	Minimum	Minimum
	Initial	Account
	investment	balance*

For all Funds and classes except those listed below (non-qualified accounts)	$100*(a)	none*(b)

For all Funds and classes except those listed below (Individual Retirement Accounts)	$100*(b)	none

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund, Columbia Global Extended Alpha Fund	$10,000	$5,000

Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500

Class I, Class R, Class R3, Class R4	none	none

Class W	$500	$500

Class Z	variable(c)	none

*	If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly.
(a)	money market Funds — $2,000.
(b)	money market Funds — $1,000.
(c)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

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Class Z Shares Minimum Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•	Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•	Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•	Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held

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Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•	Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•	Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•	Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

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Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed for restrictions applicable to Class B shares.

Wire Purchases

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Other Purchase Rules You Should Know

•	Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•	You buy Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

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•	The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, Class R3, Class R4 and Class R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

Wire Redemptions

You may request that your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

Electronic Funds Transfer

You may sell Class A, Class B, Class C, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

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Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Check Redemption Service

Class A shares and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•	Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any

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applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•	If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•	If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•	If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•	The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

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Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in good form.

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•	The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•	You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

•	If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

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•	A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•	If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•	If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

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You may exchange or sell shares by having your selling agent process your transaction. If you maintain your account directly with your selling agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling agents to learn more about the details of the Class Z shares exchange privilege.

Ways to Request a Sale or Exchange of Shares

Account established with your selling agent

You can exchange or sell Fund shares by having your financial advisor or selling agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

S.55

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•	A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentalsTM

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

S.56

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

S.57

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•	The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•	Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•	From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•	For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates. described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•	For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

S.58

•	Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•	Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•	If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

S.59

•	For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•	For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•	A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•	The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

S.60

FUNDamentalsTM

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Additional Services and Compensation

In addition to acting as the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other

S.61

Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

S.62

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the investment manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The investment manager and its affiliates receive fees from affiliated funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.63

Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611
Information is also available at columbiamanagement.com.

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

S-6265-99 L (9/11)

Prospectus

Columbia Limited Duration Credit Fund

Prospectus September 29, 2011

Columbia Limited Duration Credit Fund seeks to provide shareholders with a level of current income consistent with preservation of capital.

Class	Ticker Symbol

Class Z	CLDZX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 Not FDIC Insured - May Lose Value - No Bank Guarantee

Summary of the Fund
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	4p
Principal Risks of Investing in the Fund	4p
Past Performance	6p
Fund Management	7p
Buying and Selling Shares	7p
Tax Information	8p
Financial Intermediary Compensation	8p
More Information about the Fund
Investment Objective	9p
Principal Investment Strategies of the Fund	9p
Principal Risks of Investing in the Fund	10p
More about Annual Fund Operating Expenses	13p
Other Investment Strategies and Risks	14p
Fund Management and Compensation	17p
Financial Highlights	19p
Choosing a Share Class	S.1
Comparison of Share Classes	S.2
Sales Charges and Commissions	S.7
Reductions/Waivers of Sales Charges	S.17
Distribution and Service Fees	S.23
Selling Agent Compensation	S.28
Buying, Selling and Exchanging Shares	S.30
Share Price Determination	S.30
Transaction Rules and Policies	S.31
Opening an Account and Placing Orders	S.39
Buying Shares	S.41
Selling Shares	S.50
Exchanging Shares	S.52
Distributions and Taxes	S.56
Additional Services and Compensation	S.61
Additional Management Information	S.61

2p  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 CLASS Z PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Limited Duration Credit Fund (the Fund) seeks to provide shareholders with a level of current income consistent with preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	None

Annual Fund Operating Expenses(a)
(expenses that you pay each year as a percentage of the value of your investment)

Class Z
Management fees	0.36%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.23%
Total annual fund operating expenses	0.59%

(a)	Expense ratios have been adjusted to reflect current fees.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Class Z	$60	$189	$330	$741

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 CLASS Z PROSPECTUS  3p

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in credit-related bonds and other debt securities. The Fund will primarily invest in debt securities with short- and intermediate-term maturities. The Fund will primarily invest in credit-related bonds, such as corporate bonds and agency, sovereign, supranational and local authority bonds. The Fund may invest up to 15% of its net assets in securities rated below investment grade. Up to 25% of the Fund’s net assets may be invested in foreign investments, including emerging markets. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Credit Risk. Credit risk is the risk that fixed-income securities in the Fund’s portfolio may or will decline in price or fail to pay interest or repay principal when due because the issuer of the security will default or otherwise become unable or unwilling to honor its financial obligations. Lower quality or unrated securities held by the Fund may present increased credit risk.

Risks of Foreign/Emerging Markets Investing. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund’s portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Investments in emerging markets present greater risk of loss than a typical foreign security investment. Because of the less developed markets and economies and less mature governments and governmental institutions, the risks of investing in foreign securities may be intensified in the case of investments in issuers organized, domiciled or doing business in emerging markets.

High-Yield Securities Risk. The Fund’s investments in below-investment grade fixed-income securities (i.e., high-yield or junk bonds) exposes the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

4p  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 CLASS Z PROSPECTUS

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. When interest rates rise, prices of fixed-income securities generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 CLASS Z PROSPECTUS  5p

PAST PERFORMANCE

Class Z shares have not been in existence for one full calendar year as of the date of this prospectus and therefore performance information for this share class is not shown. The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, for the Fund’s Class A shares (which are not offered under this prospectus), respectively:

•	how the Fund’s Class A performance has varied for each full calendar year shown on the bar chart; and

•	how the Fund’s Class A average annual total returns compare to recognized measures of market performance shown on the table.

The sales charge for Class A shares is not reflected in the bar chart or the table. Class Z shares are not subject to a sales charge. If the Class A sales charge was reflected, returns would be lower than those shown.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

After-tax returns are shown for Class A shares. After-tax returns for Class Z shares will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

CLASS A* ANNUAL TOTAL RETURNS (WITHOUT SALES CHARGE)
20% 15% 10% 5% 0% -5% -10% -15% -20% +3.25% +1.52% +4.09% +4.88% -6.04% +15.47% +6.17% 2004 2005 2006 2007 2008 2009 2010

(calendar year)

During the periods shown:

•	Highest return for a calendar quarter was +5.06% (quarter ended September 30, 2009).

•	Lowest return for a calendar quarter was -3.46% (quarter ended December 31, 2008).

•	Class A year-to-date return was +2.46% at June 30, 2011.

6p  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 CLASS Z PROSPECTUS

Average Annual Total Returns (without sales charge)

(for periods ended December 31, 2010)	1 year	5 years	10 years

Columbia Limited Duration Credit Fund:
Class A* — before taxes	+6.17%	+4.69%	+3.68%
Class A* — after taxes on distributions	+4.86%	+3.22%	+2.37%
Class A* — after taxes on distributions and redemption of fund shares	+4.00%	+3.13%	+2.36%
Barclays Capital U.S. 1-5 Year Credit Index (reflects no deduction for fees, expenses or taxes)	+5.44%	+5.62%	+4.27%
Lipper Short-Intermediate Investment Grade Debt Funds Index (reflects no deduction for fees or taxes)	+5.86%	+4.81%	+3.68%

*	The returns shown are for Class A shares without the applicable front-end sales charge. Class Z shares, which are sold without a sales charge, would have substantially similar annual returns as Class A shares because the classes of shares invest in the same portfolio of securities and would differ only to the extent that the classes do not have the same expenses. Class A share returns have not been adjusted to reflect differences in class-related expenses. If differences in class-related expenses were reflected (i.e., if expenses of Class Z shares were reflected in the Class A share returns), the returns shown for Class A shares for all periods would be higher.

Fund performance information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Bond Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Tom Murphy, CFA	Portfolio Manager	2003
Timothy J. Doubek, CFA	Portfolio Manager	2009

BUYING AND SELLING SHARES

The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor.

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

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If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081

Express Mail: Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

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More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Limited Duration Credit Fund (the Fund) seeks to provide shareholders with a level of current income consistent with preservation of capital. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in credit-related bonds and other debt securities. The Fund will primarily invest in debt securities with short- and intermediate-term maturities. The Fund will primarily invest in credit-related bonds, such as corporate bonds and agency, sovereign, supranational and local authority bonds. The Fund may invest up to 15% of its net assets in securities rated below investment grade. Up to 25% of the Fund’s net assets may be invested in foreign investments, including emerging markets. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the investment manager) chooses investments by:

•	Evaluating the portfolio’s total exposure to sectors, industries, issuers and securities relative to the Fund’s benchmark, the Barclays Capital U.S. 1-5 Year Credit Index (the Index).

•	Analyzing factors such as credit quality, interest rate outlook and price to select the most attractive securities within each sector (for example, identifying securities that have the opportunity to appreciate in value or provide income based on duration, expectations of changes in interest rates or credit quality).

•	Investing in lower-quality (junk) bonds as opportunities arise.

•	Targeting an average portfolio duration within one year of the duration of the Index which, as of July 31, 2011 was 2.8 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%.

In evaluating whether to sell a security, the investment manager considers, among other factors:

•	The portfolio’s total exposure to sectors, industries, issuers and securities relative to the Index.

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•	Whether its assessment of the credit quality of an issuer has changed or is vulnerable to a change.

•	Whether a sector or industry is experiencing change.

•	Changes in the interest rate or economic outlook.

•	Identification of a more attractive opportunity.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Credit Risk. Credit risk is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Lower quality or unrated securities held by the Fund may present increased credit risk.

Risks of Foreign/Emerging Markets Investing. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the risks associated with the political, social, economic, and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

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Custody risk refers to the risks associated with the process of clearing and settling of trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and may be very volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

High-Yield Securities Risk. Non-investment grade fixed-income securities, commonly called “high-yield” or “junk” bonds, may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade fixed-income securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed-income securities: when interest rates rise, the prices generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably.

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Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

The largest risks associated with sovereign debt include Credit Risk and Risks of Foreign/Emerging Markets Investing.

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MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, “Fees and Expenses of the Fund” that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund’s average net assets as of a different period or a different point in time, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund’s operating expenses that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The investment manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through September 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.60% for Class Z.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs)), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

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OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and ETFs, also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF’s share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

Additionally, the Fund may use derivatives such as futures, options, forward contracts, and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments will typically increase the Fund’s exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

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Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the portfolio managers would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Even though the Fund’s policies permit the use of derivatives, the portfolio managers are not required to use derivatives.

For more information on strategies and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s SAI. For more information on the Fund’s holdings see the Fund’s annual and semiannual reports.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions including, for example, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent securities trades, which could result in increased trading expenses and taxes, and decreased performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to approved broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

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Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund’s performance. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Financial Highlights.”

Directed Brokerage. The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

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FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the most recent fiscal year was 0.47% of the Fund’s average daily net assets. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses.

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A new investment management services agreement (new IMS Agreement) with Columbia Management was approved by the Board in September 2010 and by Fund shareholders at a Joint Special Meeting of Shareholders held on February 15, 2011 in connection with various initiatives to achieve consistent investment management service and fee structures across all Columbia funds. The new IMS Agreement includes changes to the investment advisory fee rates payable to Columbia Management. Effective July 1, 2011, the investment management services fee is equal to a percentage of the Fund’s average daily net assets, with such rate declining from 0.360% to 0.240% as the Fund’s net assets increase. A discussion regarding the basis for the Board approving the new IMS Agreement is available in the Fund’s semiannual shareholder report for the period ended January 31, 2011.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Tom Murphy, CFA, Portfolio Manager

•	Managed the Fund since 2003.

•	Sector Leader of the Investment Grade Credit Sector Team.

•	Joined the investment manager in 2002.

•	Managing Director and Portfolio Manager, BlackRock Financial Management, 2002; various positions, Zurich Scudder, 1992 to 2002.

•	Began investment career in 1986.

•	MBA, University of Michigan.

Timothy J. Doubek, CFA, Portfolio Manager

•	Managed the Fund since 2009.

•	Sector Manager on the Investment Grade Credit Sector Team.

•	Joined the investment manager in June 2001.

•	Principal and senior portfolio manager, Lincoln Capital Management, 1996 to 2001; Fixed income portfolio manager, Northwestern Mutual Life Insurance Company, 1987 to 1996.

•	Began investment career in 1987.

•	MBA, University of Michigan.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

	Year ended
	July 31,
	2011(a)
Class Z
Per share data
Net asset value, beginning of period	$10.05

Income from investment operations:
Net investment income	0.25
Net realized and unrealized gain on investments	0.09

Total from investment operations	0.34

Less distributions to shareholders from:
Net investment income	(0.28)

Total distributions to shareholders	(0.28)

Net asset value, end of period	$10.11

Total return	3.49%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.67%	(e)

Net expenses after fees waived or expenses reimbursed(c)	0.61%	(e)

Net investment income	3.01%	(e)

Supplemental data
Net assets, end of period (in thousands)	$29,799

Portfolio turnover(d)	113%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

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(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 220% and 124% for the years ended July 31, 2009 and 2008, respectively.

(e)	Annualized.

Information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Bond Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

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Choosing a Share Class

The Funds

The Columbia and Columbia Acorn Funds share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling agent (as defined below) should consider the combined market value of all Columbia and Columbia Acorn Funds owned by the investor or his/her “immediate family.” For details on this particular policy, see Choosing a Share Class — Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions.

Funds and portfolios that bore the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. For a list of Legacy Columbia Funds, see Appendix E to the Fund’s SAI. The funds that historically bore the RiverSource brand, including those renamed to bear the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. For a list of Legacy RiverSource Funds, see Appendix F to the Fund’s SAI. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds.

The Funds’ primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

FUNDamentalstm

Fund Share Classes

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus.

Funds Contact Information

Additional information about the Funds can be obtained at columbiamanagement.com*, by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.1

Comparison of Share Classes

Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDamentalstm

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

S.2

		Investment	Conversion
	Eligible Investors and Minimum Initial Investments(a)	Limits	Features

Class A*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	none	none

Class B*	Closed to new investors(h)	up to $49,999	Converts to Class A shares generally eight years after purchase.(i)

Class C*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	up to $999,999; no limit for eligible employee benefit plans.(j)	none

Class I*	Available only to other Funds (i.e., fund-of-fund investments)	none	none

Class R*	Available only to eligible retirement plans and health savings accounts; no minimum initial investment	none	none

Class R3*	Class R3 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none

Class R4*	Class R4 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none

Class R5*	Class R5 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, health savings accounts and, if approved by the Distributor, institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments(l)	none	none

Class T	Available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)	none	none

S.3

		Investment	Conversion
	Eligible Investors and Minimum Initial Investments(a)	Limits	Features

Class W*	Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs	none	none

Class Y*	Available to certain categories of investors which are subject to minimum initial investment requirements; currently offered only to former shareholders of the former Columbia Funds Institutional Trust(o)	none	none

Class Z*	Available only to certain eligible investors, which are subject to different minimum initial investment requirements, ranging from $0 to $2,000	none	none

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)

Class A*	5.75% maximum, declining to 0% on investments of $1 million or more None for money market Funds and certain other Funds(f)	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(g)

Class B*	none	5.00% maximum, gradually declining to 0% after six years(i)

Class C*	none	1.00% on certain investments redeemed within one year of purchase

Class I*	none	none

Class R*	none	none

Class R3*	none	none

Class R4*	none	none

Class R5*	none	none

Class T	5.75% maximum, declining to 0% on investments of $1 million or more	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(n)

Class W*	none	none

S.4

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)

Class Y*	none	none

Class Z*	none	none

Non 12b-1
	Maximum Distribution and Service (12b-1) Fees(c)	Service Fees(d)

Class A*	Legacy Columbia Funds: distribution fee up to 0.25% and service fee up to 0.25%; Legacy RiverSource Funds: 0.25% distribution and service fees, except Columbia Money Market Fund, which pays 0.10%	none

Class B*	0.75% distribution fee and 0.25% service fee, with certain exceptions.	none

Class C*	0.75% distribution fee; 0.25% service fee	none

Class I*	none	none

Class R*	Legacy Columbia Funds: 0.50% distribution fee; Legacy RiverSource Funds: 0.50% fee, of which service fee may be up to 0.25%	none

Class R3*	0.25% distribution fee	0.25%(k)

Class R4*	none	0.25%(k)

Class R5*	none	none

Class T	none	up to 0.50%(m)

Class W*	0.25% distribution and service fees, with certain exceptions	none

Class Y*	none	none

Class Z*	none	none

*	For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a)	See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b)	Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
(c)	These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy

S.5

Columbia Funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For more information on these voluntary waivers, see Choosing a Share Class — Distribution and Service Fees. Compensation paid to selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.
(d)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees and Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.
(e)	The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders.
(f)	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund.
(g)	There is no CDSC on Class A shares of money market Funds or the Funds identified in footnote (f) above. Shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur, for Legacy Columbia Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within one year of purchase and for Legacy RiverSource Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within 18 months of purchase.
(h)	The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling agent may have different policies, including automatically redirecting the purchase order to a money market Fund. See Choosing a Share Class — Class A Shares — Front-end Sales Charge for additional information about Class A shares.
(i)	Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Class B Shares — Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.
(j)	There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees.
(l)	Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of such share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares.
(m)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.
(n)	Class T shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on

S.6

or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.
(o)	Class Y shares are available only to the following categories of investors: (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling agent). Sales charges vary depending on the amount of your purchase.

S.7

FUNDamentalstm

Front-End Sales Charge Calculation

The following table presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund in the table below) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund).

S.8

Class A Shares — Front-End Sales Charge — Breakpoint Schedule

			Sales	Amount
		Sales	charge	retained by
		charge	as a	or paid to
		as a	% of the	selling
		% of the	net	agents as a
	Dollar amount of	offering	amount	% of the
Breakpoint Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

	$0—$49,999	5.75%	6.10%	5.00%

Equity Funds,	$50,000—$99,999	4.50%	4.71%	3.75%

Columbia Absolute Return Enhanced Multi-Strategy Fund and	$100,000—$249,999	3.50%	3.63%	3.00%

Funds-of-Funds (equity)*	$250,000—$499,999	2.50%	2.56%	2.15%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

	$0—$49,999	4.75%	4.99%	4.00%

	$50,000—$99,999	4.25%	4.44%	3.50%

Fixed Income Funds (except those listed below)	$100,000—$249,999	3.50%	3.63%	3.00%

and Funds-of-Funds (fixed income)*	$250,000—$499,999	2.50%	2.56%	2.15%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%

Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%

Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%

Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%

Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia California Intermediate Municipal Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%

Columbia Connecticut Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%

Columbia Georgia Intermediate Municipal Bond Fund,	$250,000—$499,999	2.00%	2.04%	1.75%

Columbia Intermediate Bond Fund,	$500,000—$999,999	1.50%	1.53%	1.25%

Columbia Intermediate Municipal Bond Fund,	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia LifeGoal® Income Portfolio,

Columbia Maryland Intermediate Municipal Bond Fund,

Columbia Massachusetts Intermediate Municipal Bond Fund,

Columbia New York Intermediate Municipal Bond Fund,

Columbia North Carolina Intermediate Municipal Bond Fund,

Columbia Oregon Intermediate Municipal Bond Fund,

Columbia South Carolina Intermediate Municipal Bond Fund

and Columbia Virginia Intermediate Municipal Bond Fund

S.9

			Sales	Amount
		Sales	charge	retained by
		charge	as a	or paid to
		as a	% of the	selling
		% of the	net	agents as a
	Dollar amount of	offering	amount	% of the
Breakpoint Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%

Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%

	$250,000—$999,999	0.50%	0.50%	0.40%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)(d)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes — Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund. “Funds-of-Funds (fixed income)” includes — Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund is treated as an equity Fund for purposes of the table.
(a)	Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A shares of a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•	If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•	If you purchased shares of a Legacy Columbia Fund on or before September 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within one year of purchase. If you purchased shares of a Legacy RiverSource Fund on or before Sept. 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within 18 months of purchase.

S.10

•	If you purchased shares of any Fund after September 3, 2010, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

•	Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentalstm

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is generally the first day of the month in which your purchase was made. However, for Class B shares of Legacy RiverSource Funds (other than former Seligman Funds) purchased before May 21, 2005, the start of the holding period is the first day of the calendar year in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

S.11

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$1 million—$2,999,999	1.00%**
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.
**	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail below under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares Closed.

You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

The CDSC on Class B shares generally declines each year until there is no sales charge for selling shares.

S.12

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*

		Columbia California Intermediate Municipal Bond Fund,
		Columbia Georgia Intermediate Municipal Bond Fund,
		Columbia Connecticut Intermediate Municipal Bond Fund,
		Columbia Intermediate Bond Fund, Columbia Intermediate
		Municipal Bond Fund, Columbia LifeGoal® Income Portfolio,
		Columbia Maryland Intermediate Municipal Bond Fund,
		Columbia Massachusetts Intermediate Municipal Bond
		Fund, Columbia New York Intermediate Municipal Bond Fund,
		Columbia North Carolina Intermediate Municipal Bond Fund,
Number of		Columbia Oregon Intermediate Municipal Bond Fund, Columbia
Years Class B	All Funds except those	Short Term Bond Fund, Columbia South Carolina Intermediate
Shares Held	listed to the right	Municipal Bond Fund and Columbia Virginia Intermediate Municipal Bond Fund

One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

S.13

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class B Shares — Conversion to Class A Shares

Class B shares purchased in a Legacy Columbia Fund at any time, a Legacy RiverSource Fund (other than a former Seligman fund) at any time, or a former Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a former Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource Fund (other than a former Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy RiverSource Fund on or after May 21, 2005, any Legacy Columbia Fund and any former Seligman fund begin to age as of the first day of the month in which the purchase was made. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on October 31, 2005 under monthly aging.

The following rules apply to the conversion of Class B shares to Class A shares:

•	Class B shares are converted on or about the 15th day of the month that they become eligible for conversion.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•	You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

S.14

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after one year.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. For more information, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund’s distribution and/or service plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

S.15

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

Class T Shares — Front-End Sales Charge — Breakpoint Schedule

		Sales charge	Sales charge	Amount retained
		as a %	as a %	by or paid to
		of the	of the	selling agents
Breakpoint	Dollar amount of	offering	net amount	as a % of the
Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

	$0—$49,999	5.75%	6.10%	5.00%

	$50,000—$99,999	4.50%	4.71%	3.75%

Equity Funds	$100,000—$249,999	3.50%	3.63%	2.75%

	$250,000—$499,999	2.50%	2.56%	2.00%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

	$0—$49,999	4.75%	4.99%	4.25%

	$50,000—$99,999	4.50%	4.71%	3.75%

Fixed-Income Funds	$100,000—$249,999	3.50%	3.63%	2.75%

	$250,000—$499,999	2.50%	2.56%	2.00%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•	If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•	Shareholders who purchased Class T shares of a Fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

S.16

•	Shareholders who purchased Class T shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•	Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

In certain circumstances, the CDSC may not apply. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$1 million—$2,999,999	1.00%*
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

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First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

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You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

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Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a Class A shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above:

•	Individual or joint accounts;

•	Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

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•	Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

•	Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class T, Class W and/or Class Z shares of the Funds.

The following accounts are not eligible for account value aggregation as described above:

•	Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

•	Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

•	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

•	Charitable and irrevocable trust accounts; and

•	Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

Front-End Sales Charge Waivers

The following categories of investors may buy Class A and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

•	Registered representatives and other employees of affiliated or unaffiliated selling agent having a selling agreement with the Distributor(1);

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the Funds(1);

•	Partners and employees of outside legal counsel to the Funds or the Funds’ directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

•	Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

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•	Purchases made:

•	With dividend or capital gain distributions from a Fund or from the same class of another Fund;

•	Through or under a wrap fee product or other investment product sponsored by a selling agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

(1)	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

•	Through banks, trust companies and thrift institutions, acting as fiduciaries;

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•	Purchases made through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

•	At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC — Waivers of the CDSC for Class A, Class C and Class T shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

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•	for which no sales commission or transaction fee was paid to an authorized selling agent at the time of purchase;

•	purchased through reinvestment of dividend and capital gain distributions;

•	in an account that has been closed because it falls below the minimum account balance;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling agent returns the applicable portion of any commission paid by the Distributor;

•	of Class A shares of a Fund initially purchased by an employee benefit plan;

•	other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies);

•	at a Fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

•	by certain other investors as set forth in more detail in the SAI.

CDSC — Waivers of the CDSC for Class B shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and

•	by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.

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Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of the Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling shares of the Fund and providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

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The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution	Service	Combined
	Fee	Fee	Total

Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	none	none	none
Class R (Legacy Columbia Funds)	0.50%	—(e)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(e)
Class R3	0.25%	0.25%(f)	0.50%(f)
Class R4	none	0.25%(f)	0.25%(f)
Class R5	none	none	none
Class T	none	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	none	none	none
Class Z	none	none	none

(a)	As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

	Maximum	Maximum	Maximum
	Class A	Class A	Class A
Funds	Distribution Fee	Service Fee	Combined Total

Legacy RiverSource Funds (other than Columbia Money Market Fund)	Up to 0.25%	Up to 0.25%	0.25%

Columbia Money Market Fund	—	—	0.10%

Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Intermediate Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares

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	Maximum	Maximum	Maximum
	Class A	Class A	Class A
Funds	Distribution Fee	Service Fee	Combined Total

Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia Energy and Natural Resources Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia Small Cap Value Fund I, Columbia Strategic Investor Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia New York Tax-Exempt Fund, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund and Columbia Value and Restructuring Fund	—	0.25%	0.25%

Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%

Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia High Income Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Masters International Equity Portfolio, Columbia Small Cap Value Fund II, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Overseas Value Fund	—	—	0.25%; these Funds pay a combined distribution and service fee pursuant to their combined distribution and shareholder servicing plan for Class A shares

(b)	The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below.
Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c)	Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution

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fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.
(d)	The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Corporate Income Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e)	Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f)	The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g)	The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

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For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares and for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their selling agents with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

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Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Class R3 and Class R4 Shares Plan Administration Fee

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

Selling Agent Compensation

The Distributor and the investment manager make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers.

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The Distributor, the Transfer Agent and the investment manager may also make payments to selling agents, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn Funds) is 0.20% of the average aggregate value of the Fund’s shares maintained in each such account for selling agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor’s and the investment manager’s own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

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Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of shares of the Fund at the end of each business day.

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NAV Calculation

Each of the Fund’s share classes calculates its NAV per share as follows:

(Value of assets of the share class)
NAV	=	− (Liabilities of the share class)

Number of outstanding shares of the class

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Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

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If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earning announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

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Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the Fund’s NAV per share on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

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Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

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Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

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Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy — Broker/Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

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Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. For more information see Buying, Selling and Exchanging Shares — Excessive Trading Practices.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

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These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

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•	interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

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Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

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Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account.

Accounts established directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

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Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares Closed

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

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Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•	Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share Class — Class A Shares — Front-end Sales Charges. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are currently only available to the Funds (i.e., fund-of-fund investments).

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Class R Shares

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R3, Class R4 and Class R5 Shares

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class R3, Class R4 or Class R5 shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

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Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and Class R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

Class T Shares Closed

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

Class W Shares

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Class Y shares are available only to the following categories of eligible investors:

•	Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

•	Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

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Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under “Minimum Investments — Additional Investments and Account Balance — Class Z Shares Minimum Investments”

Additional Eligible Investors

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

Minimum Initial Investments and Account Balance

The table below shows the Fund’s minimum initial investment and minimum account balance requirements, which may vary by Fund, class and type of account. The first table relates to accounts other than accounts utilizing a systematic investment plan. The second table relates to investments through a systematic investment plan.

Minimum Investment and Account Balance (Not Applicable to Systematic Investment Plans)

	Minimum	Minimum
	Initial	Account
	investment	balance

For all Funds and classes except those listed below (non-qualified accounts)	$2,000(a)	$250(b)

For all Funds and classes except those listed below (Individual Retirement Accounts)	$1,000	none

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000	$5,000

Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500

Class I, Class R, Class R3, Class R4	none	none

Class R5	variable(c)	none

Class W	$500	$500

Class Y	variable(d)	$250

Class Z	variable(a)(e)	$250(b)

(a)	If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.

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(b)	If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.
(c)	The minimum initial investment amount for Class R5 shares varies depending on eligibility. See Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares above.
(d)	The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class Y Shares.
(e)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. The table below shows the minimum initial investments and minimum account balance for investment through a Systematic Investment Plan:

Minimum Investment and Account Balance — Systematic Investment Plans

	Minimum	Minimum
	Initial	Account
	investment	balance*

For all Funds and classes except those listed below (non-qualified accounts)	$100*(a)	none*(b)

For all Funds and classes except those listed below (Individual Retirement Accounts)	$100*(b)	none

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund, Columbia Global Extended Alpha Fund	$10,000	$5,000

Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500

Class I, Class R, Class R3, Class R4	none	none

Class W	$500	$500

Class Z	variable(c)	none

*	If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly.
(a)	money market Funds — $2,000.
(b)	money market Funds — $1,000.
(c)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

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Class Z Shares Minimum Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•	Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•	Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•	Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held

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Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•	Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•	Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•	Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

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Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed for restrictions applicable to Class B shares.

Wire Purchases

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Other Purchase Rules You Should Know

•	Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•	You buy Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

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•	The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, Class R3, Class R4 and Class R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

Wire Redemptions

You may request that your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

Electronic Funds Transfer

You may sell Class A, Class B, Class C, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

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Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Check Redemption Service

Class A shares and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•	Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any

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applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•	If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•	If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•	If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•	The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

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Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in good form.

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•	The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•	You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

•	If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

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•	A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•	If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•	If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

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You may exchange or sell shares by having your selling agent process your transaction. If you maintain your account directly with your selling agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling agents to learn more about the details of the Class Z shares exchange privilege.

Ways to Request a Sale or Exchange of Shares

Account established with your selling agent

You can exchange or sell Fund shares by having your financial advisor or selling agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•	A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentalsTM

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

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The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

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Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•	The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•	Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•	From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•	For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates. described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•	For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

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•	Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•	Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•	If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

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•	For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•	For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•	A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•	The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

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FUNDamentalsTM

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Additional Services and Compensation

In addition to acting as the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other

S.61

Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

S.62

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the investment manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The investment manager and its affiliates receive fees from affiliated funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.63

Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611
Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

S-6569-99 L (9/11)

Prospectus
(COLUMBIA MANAGEMENT LOGO)

Columbia Money Market Fund

Prospectus September 29, 2011

Columbia Money Market Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.

Class	Ticker Symbol

Class A	IDSXX
Class B	ACBXX
Class C	RCCXX
Class I	RCIXX
Class R	RVRXX
Class R5	—
Class W	RCWXX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 Not FDIC Insured - May Lose Value - No Bank Guarantee

Summary of the Fund
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	4p
Principal Risks of Investing in the Fund	4p
Past Performance	5p
Fund Management	7p
Buying and Selling Shares	7p
Tax Information	7p
Financial Intermediary Compensation	7p
More Information about the Fund
Investment Objective	8p
Principal Investment Strategies of the Fund	8p
Principal Risks of Investing in the Fund	9p
More about Annual Fund Operating Expenses	10p
Other Investment Strategies and Risks	11p
Fund Management and Compensation	12p
Financial Highlights	14p
Choosing a Share Class	S.1
Comparison of Share Classes	S.2
Sales Charges and Commissions	S.7
Reductions/Waivers of Sales Charges	S.17
Distribution and Service Fees	S.23
Selling Agent Compensation	S.28
Buying, Selling and Exchanging Shares	S.30
Share Price Determination	S.30
Transaction Rules and Policies	S.31
Opening an Account and Placing Orders	S.39
Buying Shares	S.41
Selling Shares	S.50
Exchanging Shares	S.52
Distributions and Taxes	S.56
Additional Services and Compensation	S.61
Additional Management Information	S.61

2p  COLUMBIA MONEY MARKET FUND — 2011 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Money Market Fund (the Fund) seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

				Class I, R,
	Class A	Class B	Class C	R5 & W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	None	5%	1%	None

Annual Fund Operating Expenses(a)
(expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class C		Class I
Management fees	0.31%		0.31%		0.31%		0.31%
Distribution and/or service (12b-1) fees	0.10%		0.85%		0.75%		0.00%
Other expenses	0.36%		0.36%		0.36%		0.08%
Total annual fund operating expenses	0.77%		1.52%		1.42%		0.39%
Less: Fee waiver/expense reimbursement(b)	(0.15%	)	(0.25%	)	(0.15%	)	(0.07%	)
Total annual fund operating expenses after fee waiver/expense reimbursement(b)	0.62%		1.27%		1.27%		0.32%
			Class R		Class R5		Class W
Management fees			0.31%		0.31%		0.31%
Distribution and/or service (12b-1) fees			0.50%		0.00%		0.10%
Other expenses			0.36%		0.13%		0.36%
Total annual fund operating expenses			1.17%		0.44%		0.77%
Less: Fee waiver/expense reimbursement(b)			(0.40%	)	(0.07%	)	(0.15%	)
Total annual fund operating expenses after fee waiver/expense reimbursement(b)			0.77%		0.37%		0.62%

(a)	Expense ratios have been adjusted to reflect current fees.

(b)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until September 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not exceed the annual rates of 0.62% for Class A, 1.27% for Class B, 1.27% for Class C, 0.32% for Class I, 0.77% for Class R, 0.37% for Class R5 and 0.62% for Class W.

COLUMBIA MONEY MARKET FUND — 2011 PROSPECTUS  3p

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Class A (whether or not shares are redeemed)	$63	$231	$414	$944
Class B (if shares are redeemed)	$629	$756	$1,006	$1,592
Class B (if shares are not redeemed)	$129	$456	$806	$1,592
Class C (if shares are redeemed)	$229	$435	$763	$1,694
Class C (if shares are not redeemed)	$129	$435	$763	$1,694
Class I (whether or not shares are redeemed)	$33	$118	$212	$488
Class R (whether or not shares are redeemed)	$79	$332	$606	$1,390
Class R5 (whether or not shares are redeemed)	$38	$134	$240	$550
Class W (whether or not shares are redeemed)	$63	$231	$414	$944

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund’s assets primarily are invested in money market instruments, such as marketable debt obligations issued by corporations or the U.S. Government or its agencies, bank certificates of deposit, bankers’ acceptances, letters of credit, and commercial paper, including asset-backed commercial paper. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. banks, U.S. branches of foreign banks and U.S. Government securities. Additionally, the Fund may invest up to 35% of its total assets in U.S. dollar-denominated foreign investments.

Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund’s return. The Fund’s yield will vary from day-to-day.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

4p  COLUMBIA MONEY MARKET FUND — 2011 PROSPECTUS

The principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform other money market funds with similar investment objectives.

Credit Risk. Credit risk is the risk that fixed-income securities in the Fund’s portfolio may or will decline in price or fail to pay interest or repay principal when due because the issuer of the security will default or otherwise become unable or unwilling to honor its financial obligations. Unrated securities held by the Fund may present increased credit risk.

Industry Concentration Risk. Investments that are concentrated in a particular industry will make the Fund’s portfolio value more susceptible to the events or conditions impacting that particular industry. Because the Fund may invest more than 25% of its total assets in money market instruments issued by banks, the value of these investments may be adversely affected by economic, political or regulatory developments in or that impact the banking industry.

Interest Rate Risk. A rise in the overall level of interest rates may result in the decline in the prices of fixed-income securities held by the Fund. Falling interest rates may result in a decline in the Fund’s income and yield. The Fund’s yield will vary and there is no guarantee of positive net yield.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same rate it is currently earning.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP program is subject to change.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing the variability of Fund performance during the periods shown. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Updated performance information, including current 7-day yield, can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

COLUMBIA MONEY MARKET FUND — 2011 PROSPECTUS  5p

CLASS A ANNUAL TOTAL RETURNS

6% 4% 2% 0% +3.85% +1.27% +0.44% +0.62% +2.55% +4.47% +4.80% +2.26% +0.10% +0.02% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

(calendar year)

During the periods shown:

•	Highest return for a calendar quarter was +1.34% (quarter ended March 31, 2001).

•	Lowest return for a calendar quarter was +0.00% (quarter ended December 31, 2010).

•	Class A year-to-date return was +0.00% at June 30, 2011.

Average Annual Total Returns (after applicable sales charges)

				Class I	Class R	Class R5	Class W
				Since	Since	Since	Since
(for periods ended				inception	inception	inception	inception
December 31, 2010)	1 year	5 years	10 years	(3/4/04)	(8/3/09)	(12/11/06)	(12/1/06)

Columbia Money Market Fund:
Class A	+0.02%	+2.31%	+2.02%	N/A	N/A	N/A	N/A
Class B	-4.99%	+1.51%	+1.51%	N/A	N/A	N/A	N/A
Class C	-0.99%	+1.89%	+1.51%	N/A	N/A	N/A	N/A
Class I	+0.01%	+2.50%	N/A	+2.39%	N/A	N/A	N/A
Class R	+0.11%	N/A	N/A	N/A	+0.12%	N/A	N/A
Class R5	+0.02%	N/A	N/A	N/A	N/A	+1.93%	N/A
Class W	+0.01%	N/A	N/A	N/A	N/A	N/A	+1.80%

Fund performance information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Money Market Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

6p  COLUMBIA MONEY MARKET FUND — 2011 PROSPECTUS

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

BUYING AND SELLING SHARES

	Nonqualified	Individual
	accounts	retirement accounts
	(all classes	(all classes	Class I,
	except I, R and W)	except I, R and W)	Class R	Class W

Minimum Initial Investment	$2,000	$1,000	None	$500

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp.,
P.O. Box 8081, Boston, MA 02266-8081

Express Mail: Columbia Management Investment Services Corp.,
30 Dan Road, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

COLUMBIA MONEY MARKET FUND — 2011 PROSPECTUS  7p

More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Money Market Fund (the Fund) seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund’s assets primarily are invested in money market instruments, such as marketable debt obligations issued by corporations or the U.S. Government or its agencies, bank certificates of deposit, bankers’ acceptances, letters of credit, and commercial paper, including asset-backed commercial paper. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. banks, U.S. branches of foreign banks and U.S. Government securities. Additionally, the Fund may invest up to 35% of its total assets in U.S. dollar-denominated foreign investments.

Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund’s return. The Fund’s yield will vary from day-to-day.

The Fund restricts its investments to instruments that meet certain maturity and quality standards required by the U.S. Securities and Exchange Commission for money market funds. For example, the Fund:

•	Invests substantially in securities rated in the highest short-term rating category, or deemed of comparable quality by Columbia Management Investment Advisers, LLC (the investment manager). However, the Fund is permitted to invest up to 3% of its total assets in securities rated in the second highest short-term rating category, or deemed to be of comparable quality by the investment manager.

•	Limits its U.S. dollar-weighted average portfolio maturity to 60 days or less and U.S. dollar-weighted average life to 120 days or less.

•	Buys obligations with remaining maturities of 397 days or less.

•	Buys only obligations that are denominated in U.S. dollars and present minimal credit risk.

In pursuit of the Fund’s objective, the investment manager chooses investments by:

•	Considering opportunities and risks given current interest rates and anticipated interest rates.

•	Purchasing securities based on the timing of cash flows in and out of the Fund.

8p  COLUMBIA MONEY MARKET FUND — 2011 PROSPECTUS

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

•	The issuer’s credit rating declines or the investment manager expects a decline (the Fund, in certain cases, may continue to own securities that are downgraded until the investment manager believes it is advantageous to sell).

•	Political, economic, or other events could affect the issuer’s performance.

•	The investment manager identifies a more attractive opportunity.

•	The issuer or the security continues to meet the other standards described above.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other money market funds with similar investment objectives.

Credit Risk. Credit risk is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk.

Industry Concentration Risk. Investments that are concentrated in a particular industry will make the Fund’s portfolio value more susceptible to the events or conditions impacting that particular industry. Because the Fund may invest more than 25% of its total assets in money market instruments issued by banks, the value of these investments may be adversely affected by economic, political or regulatory developments in or that impact the banking industry.

Interest Rate Risk. A rise in the overall level of interest rates may result in the decline in the prices of fixed-income securities held by the Fund. The Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. Falling interest rates may result in a decline in the Fund’s income and yield (since the Fund must then invest in lower-yielding fixed-income securities). Under certain circumstances, the yield decline could cause the Fund’s net yield to be negative (such as when Fund expenses exceed income levels).

COLUMBIA MONEY MARKET FUND — 2011 PROSPECTUS  9p

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same rate it is currently earning.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP program is subject to change.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, “Fees and Expenses of the Fund” that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund’s average net assets as of a different period or a different point in time, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund’s operating expenses that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The investment manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through September 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees

10p  COLUMBIA MONEY MARKET FUND — 2011 PROSPECTUS

(the Board), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 0.62% for Class A, 1.27% for Class B, 1.27% for Class C, 0.32% for Class I, 0.77% for Class R, 0.37% for Class R5 and 0.62% for Class W.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs)), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

In addition to any contractual waiver/reimbursement, from time to time, the investment manager and its affiliates may waive or absorb expenses of the Fund for the purpose of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice to shareholders and, accordingly, any positive net yield resulting therefrom will cease.

In light of current market conditions and in an order to avoid a negative yield on the Fund, Columbia Management Investment Distributors, Inc., the Fund’s distributor (the distributor), has voluntarily agreed to waive the 12b-1 fees it receives from Class A, Class C, Class R and Class W shares of the Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the distributor’s waiver of the 12b-1 fees on these specific share classes of the Fund. This voluntary waiver may be revised or terminated at any time without notice to shareholders.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. For more information on strategies and the risks of such strategies, see the Fund’s SAI. For more information on the Fund’s holdings, see the Fund’s annual and semiannual reports.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other

COLUMBIA MONEY MARKET FUND — 2011 PROSPECTUS  11p

conditions including, for example, holding all or a substantial portion of its assets in cash or cash equivalents for as long a period as deemed necessary. The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect Fund performance.

Lending of Portfolio Securities. The Fund may lend portfolio securities to approved broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

Directed Brokerage. The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or

12p  COLUMBIA MONEY MARKET FUND — 2011 PROSPECTUS

change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the most recent fiscal year was 0.31% of the Fund’s average daily net assets. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses.

A new investment management services agreement (new IMS Agreement) with Columbia Management was approved by the Board in September 2010 and by Fund shareholders at a Joint Special Meeting of Shareholders held on February 15, 2011 in connection with various initiatives to achieve consistent investment management service and fee structures across all Columbia funds. A discussion regarding the basis for the Board approving the new IMS Agreement is available in the Fund’s semiannual shareholder report for the period ended January 31, 2011.

COLUMBIA MONEY MARKET FUND — 2011 PROSPECTUS  13p

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

	Year ended July 31,
	2011		2010		2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.000	(a)	0.000	(a)	0.008	0.03	0.05
Net realized and unrealized gain (loss) on investments	0.000	(a)	(0.005)		(0.007)	—	—
Increase from payments by affiliate	—		0.005		0.007	—	—

Total from investment operations	0.000	(a)	0.000	(a)	0.008	0.03	0.05

Less distributions to shareholders from:
Net investment income	(0.000	)(a)	(0.000	)(a)	(0.008)	(0.03)	(0.05)

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.008)	(0.03)	(0.05)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total return	0.01%		0.05%	(b)	0.79% (c)	3.52%	4.80%

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.68%		0.75%		0.73%	0.65%	0.70%

Net expenses after fees waived or expenses reimbursed(d)	0.21%		0.25%		0.61%	0.65% (e)	0.70%

Net investment income	0.01%		0.04%		0.86%	3.45%	4.65%

Supplemental data
Net assets, end of period (in thousands)	$2,170,619		$2,528,588		$3,278,886	$4,728,064	$4,662,136

See accompanying Notes to Financial Highlights.

14p  COLUMBIA MONEY MARKET FUND — 2011 PROSPECTUS

	Year ended July 31,
	2011		2010		2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income (loss)	0.000	(a)	(0.000	)(a)	0.005	0.03	0.04
Net realized and unrealized gain (loss) on investments	0.000	(a)	(0.006)		(0.007)	—	—
Increase from payments by affiliate	—		0.006		0.007	—	—

Total from investment operations	0.000	(a)	(0.000	)(a)	0.005	0.03	0.04

Less distributions to shareholders from:
Net investment income	(.000	)(a)	(0.000	)(a)	(0.005)	(0.03)	(0.04)

Total distributions to shareholders	(.000	)(a)	(0.000	)(a)	(0.005)	(0.03)	(0.04)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total return	0.01%		0.01%	(b)	0.45% (c)	2.84%	4.11%

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	1.43%		1.43%		1.39%	1.30%	1.36%

Net expenses after fees waived or expenses reimbursed(d)	0.21%		0.30%		0.93%	1.30% (e)	1.36%

Net investment income (loss)	.00%	(f)	(0.01%	)	0.41%	2.70%	3.98%

Supplemental data
Net assets, end of period (in thousands)	$18,617		$33,927		$76,370	$85,973	$75,692

See accompanying Notes to Financial Highlights.

COLUMBIA MONEY MARKET FUND — 2011 PROSPECTUS  15p

	Year ended July 31,
	2011		2010		2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income (loss)	0.000	(a)	(0.000	)(a)	0.005	0.03	0.04
Net realized and unrealized gain (loss) on investments	0.000	(a)	(0.005)		(0.007)	—	—
Increase from payments by affiliate	—		0.005		0.007	—	—

Total from investment operations	0.000	(a)	(0.000	)(a)	0.005	0.03	0.04

Less distributions to shareholders from:
Net investment income	(0.000	)(a)	(0.000	)(a)	(0.005)	(0.03)	(0.04)

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.005)	(0.03)	(0.04)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total return	0.01%		0.01%	(b)	0.46% (c)	2.85%	4.12%

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.68%		1.18%		1.39%	1.30%	1.36%

Net expenses after fees waived or expenses reimbursed(d)	0.20%		0.30%		0.96%	1.30% (e)	1.36%

Net investment income (loss)	0.01%		(0.00%	)(f)	0.44%	2.60%	4.00%

Supplemental data
Net assets, end of period (in thousands)	$12,975		$7,910		$7,073	$7,698	$3,601

See accompanying Notes to Financial Highlights.

16p  COLUMBIA MONEY MARKET FUND — 2011 PROSPECTUS

	Year ended July 31,
	2011		2010		2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.000	(a)	0.000	(a)	0.010	0.04	0.05
Net realized and unrealized gain (loss) on investments	0.000	(a)	(0.006)		(0.007)	—	—
Increase from payments by affiliate	—		0.006		0.007	—	—

Total from investment operations	0.000	(a)	0.000	(a)	0.010	0.04	0.05

Less distributions to shareholders from:
Net investment income	(0.000	)(a)	(0.000	)(a)	(0.010)	(0.04)	(0.05)

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.010)	(0.04)	(0.05)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total return	0.01%		0.01%	(b)	0.96% (c)	3.81%	5.14%

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.40%		0.41%		0.43%	0.37%	0.38%

Net expenses after fees waived or expenses reimbursed(d)	0.21%		0.29%		0.43%	0.37% (e)	0.38%

Net investment income	0.01%		0.01%		1.02%	3.55%	4.97%

Supplemental data
Net assets, end of period (in thousands)	$38,467		$27,175		$74,517	$86,516	$49,244

See accompanying Notes to Financial Highlights.

COLUMBIA MONEY MARKET FUND — 2011 PROSPECTUS  17p

	Year ended July 31,
	2011		2010(g)
Class R(h)
Per share data
Net asset value, beginning of period	$1.00		$1.00

Income from investment operations:
Net investment income	0.000	(a)	0.002
Net realized and unrealized gain (loss) on investments	0.000	(a)	(0.001)

Total from investment operations	0.000	(a)	0.001

Less distributions to shareholders from:
Net investment income	(.000	)(a)	(0.001)

Total distributions to shareholders	(.000	)(a)	(0.001)

Net asset value, end of period	$1.00		$1.00

Total return	0.03%		0.14%	(b)

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.67%		0.80%	(i)

Net expenses after fees waived or expenses reimbursed(d)	0.18%		0.07%	(i)

Net investment income	0.02%		0.21%	(i)

Supplemental data
Net assets, end of period (in thousands)	$30		$3

See accompanying Notes to Financial Highlights.

18p  COLUMBIA MONEY MARKET FUND — 2011 PROSPECTUS

	Year ended July 31,
	2011		2010		2009	2008	2007(j)
Class R5
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.000	(a)	0.000	(a)	0.009	0.04	0.03
Net realized and unrealized gain (loss) on investments	0.000	(a)	(0.002)		(0.007)	—	—
Increase from payments by affiliate	—		0.002		0.007	—	—

Total from investment operations	0.000	(a)	0.000	(a)	0.009	0.04	0.03

Less distributions to shareholders from:
Net investment income	(0.000	)(a)	(0.000	)(a)	(0.009)	(0.04)	(0.03)

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.009)	(0.04)	(0.03)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total return	0.01%		0.04%	(b)	0.91% (c)	3.75%	3.20%

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.42%		0.45%		0.51%	0.41%	0.44%(i	)

Net expenses after fees waived or expenses reimbursed(d)	0.21%		0.18%		0.49%	0.41% (e)	0.44%	(i)

Net investment income	0.01%		0.05%		0.90%	3.68%	4.90%	(i)

Supplemental data
Net assets, end of period (in thousands)	$884		$726		$5	$5	$5

See accompanying Notes to Financial Highlights.

COLUMBIA MONEY MARKET FUND — 2011 PROSPECTUS  19p

	Year ended July 31,
	2011		2010		2009	2008	2007(k)
Class W
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income (loss)	0.000	(a)	(0.000	)(a)	0.008	0.04	0.03
Net realized and unrealized gain on investments	0.000	(a)	(0.005)		(0.007)	—	—
Increase from payments by affiliate	—		0.005		0.007	—	—

Total from investment operations	0.000	(a)	(0.000	)(a)	0.008	0.04	0.03

Less distributions to shareholders from:
Net investment income	(0.000	)(a)	(0.000	)(a)	(0.008)	(0.04)	(0.03)

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.008)	(0.04)	(0.03)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total return	0.01%		0.01%	(b)	0.76% (c)	3.49%	3.13%

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.67%		0.68%		0.73%	0.67%	0.65%	(i)

Net expenses after fees waived or expenses reimbursed(d)	0.21%		0.30%		0.64%	0.67% (e)	0.65%	(i)

Net investment income (loss)	0.01%		(0.00%	)(f)	0.78%	4.05%	4.46%	(i)

Supplemental data
Net assets, end of period (in thousands)	$21,133		$34,577		$31,351	$38,283	$120,155

See accompanying Notes to Financial Highlights.

20p  COLUMBIA MONEY MARKET FUND — 2011 PROSPECTUS

Notes to Financial Highlights

(a)	Rounds to less than $0.001.

(b)	During the year ended July 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.53% for Class A, 0.59% for Class B and Class I, 0.48% for Class C, 0.19% for Class R5 and 0.50% for Class W. There was no impact to the total return for Class R.

(c)	During the year ended July 31, 2009, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.74% for Class A and 0.71% for Class B, Class C, Class I, Class R5 and Class W.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.
(e)	For the year ended July 31, 2008, the ratio of net expenses after reduction for earnings and bank fee credits was 0.63% for Class A, 1.29% for Class B, 1.29% for Class C, 0.36% for Class I, 0.41% for Class R5 and 0.65% for Class W.
(f)	Rounds to less than 0.01%.
(g)	For the period from August 3, 2009 (commencement of operations) to July 31, 2010.
(h)	Effective September 7, 2010, Class R2 shares were renamed Class R shares.
(i)	Annualized.
(j)	For the period from December 11, 2006 (commencement of operations) to July 31, 2007.
(k)	For the period from December 1, 2006 (commencement of operations) to July 31, 2007.

Information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Money Market Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

COLUMBIA MONEY MARKET FUND — 2011 PROSPECTUS  21p

Choosing a Share Class

The Funds

The Columbia and Columbia Acorn Funds share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling agent (as defined below) should consider the combined market value of all Columbia and Columbia Acorn Funds owned by the investor or his/her “immediate family.” For details on this particular policy, see Choosing a Share Class — Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions.

Funds and portfolios that bore the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. For a list of Legacy Columbia Funds, see Appendix E to the Fund’s SAI. The funds that historically bore the RiverSource brand, including those renamed to bear the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. For a list of Legacy RiverSource Funds, see Appendix F to the Fund’s SAI. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds.

The Funds’ primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

FUNDamentalstm

Fund Share Classes

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus.

Funds Contact Information

Additional information about the Funds can be obtained at columbiamanagement.com*, by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.1

Comparison of Share Classes

Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDamentalstm

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

S.2

		Investment	Conversion
	Eligible Investors and Minimum Initial Investments(a)	Limits	Features

Class A*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	none	none

Class B*	Closed to new investors(h)	up to $49,999	Converts to Class A shares generally eight years after purchase.(i)

Class C*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	up to $999,999; no limit for eligible employee benefit plans.(j)	none

Class I*	Available only to other Funds (i.e., fund-of-fund investments)	none	none

Class R*	Available only to eligible retirement plans and health savings accounts; no minimum initial investment	none	none

Class R3*	Class R3 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none

Class R4*	Class R4 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none

Class R5*	Class R5 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, health savings accounts and, if approved by the Distributor, institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments(l)	none	none

Class T	Available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)	none	none

S.3

		Investment	Conversion
	Eligible Investors and Minimum Initial Investments(a)	Limits	Features

Class W*	Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs	none	none

Class Y*	Available to certain categories of investors which are subject to minimum initial investment requirements; currently offered only to former shareholders of the former Columbia Funds Institutional Trust(o)	none	none

Class Z*	Available only to certain eligible investors, which are subject to different minimum initial investment requirements, ranging from $0 to $2,000	none	none

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)

Class A*	5.75% maximum, declining to 0% on investments of $1 million or more None for money market Funds and certain other Funds(f)	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(g)

Class B*	none	5.00% maximum, gradually declining to 0% after six years(i)

Class C*	none	1.00% on certain investments redeemed within one year of purchase

Class I*	none	none

Class R*	none	none

Class R3*	none	none

Class R4*	none	none

Class R5*	none	none

Class T	5.75% maximum, declining to 0% on investments of $1 million or more	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(n)

Class W*	none	none

S.4

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)

Class Y*	none	none

Class Z*	none	none

Non 12b-1
	Maximum Distribution and Service (12b-1) Fees(c)	Service Fees(d)

Class A*	Legacy Columbia Funds: distribution fee up to 0.25% and service fee up to 0.25%; Legacy RiverSource Funds: 0.25% distribution and service fees, except Columbia Money Market Fund, which pays 0.10%	none

Class B*	0.75% distribution fee and 0.25% service fee, with certain exceptions.	none

Class C*	0.75% distribution fee; 0.25% service fee	none

Class I*	none	none

Class R*	Legacy Columbia Funds: 0.50% distribution fee; Legacy RiverSource Funds: 0.50% fee, of which service fee may be up to 0.25%	none

Class R3*	0.25% distribution fee	0.25%(k)

Class R4*	none	0.25%(k)

Class R5*	none	none

Class T	none	up to 0.50%(m)

Class W*	0.25% distribution and service fees, with certain exceptions	none

Class Y*	none	none

Class Z*	none	none

*	For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a)	See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b)	Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
(c)	These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia Funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to

S.5

0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For more information on these voluntary waivers, see Choosing a Share Class — Distribution and Service Fees. Compensation paid to selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.
(d)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees and Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.
(e)	The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders.
(f)	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund.
(g)	There is no CDSC on Class A shares of money market Funds or the Funds identified in footnote (f) above. Shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur, for Legacy Columbia Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within one year of purchase and for Legacy RiverSource Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within 18 months of purchase.
(h)	The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling agent may have different policies, including automatically redirecting the purchase order to a money market Fund. See Choosing a Share Class — Class A Shares — Front-end Sales Charge for additional information about Class A shares.
(i)	Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Class B Shares — Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.
(j)	There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees.
(l)	Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of such share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares.
(m)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.
(n)	Class T shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.

S.6

(o)	Class Y shares are available only to the following categories of investors: (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling agent). Sales charges vary depending on the amount of your purchase.

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FUNDamentalstm

Front-End Sales Charge Calculation

The following table presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund in the table below) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund).

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Class A Shares — Front-End Sales Charge — Breakpoint Schedule

			Sales	Amount
		Sales	charge	retained by
		charge	as a	or paid to
		as a	% of the	selling
		% of the	net	agents as a
	Dollar amount of	offering	amount	% of the
Breakpoint Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

	$0—$49,999	5.75%	6.10%	5.00%

Equity Funds,	$50,000—$99,999	4.50%	4.71%	3.75%

Columbia Absolute Return Enhanced Multi-Strategy Fund and	$100,000—$249,999	3.50%	3.63%	3.00%

Funds-of-Funds (equity)*	$250,000—$499,999	2.50%	2.56%	2.15%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

	$0—$49,999	4.75%	4.99%	4.00%

	$50,000—$99,999	4.25%	4.44%	3.50%

Fixed Income Funds (except those listed below)	$100,000—$249,999	3.50%	3.63%	3.00%

and Funds-of-Funds (fixed income)*	$250,000—$499,999	2.50%	2.56%	2.15%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%

Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%

Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%

Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%

Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia California Intermediate Municipal Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%

Columbia Connecticut Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%

Columbia Georgia Intermediate Municipal Bond Fund,	$250,000—$499,999	2.00%	2.04%	1.75%

Columbia Intermediate Bond Fund,	$500,000—$999,999	1.50%	1.53%	1.25%

Columbia Intermediate Municipal Bond Fund,	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia LifeGoal® Income Portfolio,

Columbia Maryland Intermediate Municipal Bond Fund,

Columbia Massachusetts Intermediate Municipal Bond Fund,

Columbia New York Intermediate Municipal Bond Fund,

Columbia North Carolina Intermediate Municipal Bond Fund,

Columbia Oregon Intermediate Municipal Bond Fund,

Columbia South Carolina Intermediate Municipal Bond Fund

and Columbia Virginia Intermediate Municipal Bond Fund

S.9

			Sales	Amount
		Sales	charge	retained by
		charge	as a	or paid to
		as a	% of the	selling
		% of the	net	agents as a
	Dollar amount of	offering	amount	% of the
Breakpoint Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%

Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%

	$250,000—$999,999	0.50%	0.50%	0.40%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)(d)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes — Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund. “Funds-of-Funds (fixed income)” includes — Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund is treated as an equity Fund for purposes of the table.
(a)	Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A shares of a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•	If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•	If you purchased shares of a Legacy Columbia Fund on or before September 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within one year of purchase. If you purchased shares of a Legacy RiverSource Fund on or before Sept. 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within 18 months of purchase.

S.10

•	If you purchased shares of any Fund after September 3, 2010, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

•	Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentalstm

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is generally the first day of the month in which your purchase was made. However, for Class B shares of Legacy RiverSource Funds (other than former Seligman Funds) purchased before May 21, 2005, the start of the holding period is the first day of the calendar year in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

S.11

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$1 million—$2,999,999	1.00%**
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.
**	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail below under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares Closed.

You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

The CDSC on Class B shares generally declines each year until there is no sales charge for selling shares.

S.12

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*

		Columbia California Intermediate Municipal Bond Fund,
		Columbia Georgia Intermediate Municipal Bond Fund,
		Columbia Connecticut Intermediate Municipal Bond Fund,
		Columbia Intermediate Bond Fund, Columbia Intermediate
		Municipal Bond Fund, Columbia LifeGoal® Income Portfolio,
		Columbia Maryland Intermediate Municipal Bond Fund,
		Columbia Massachusetts Intermediate Municipal Bond
		Fund, Columbia New York Intermediate Municipal Bond Fund,
		Columbia North Carolina Intermediate Municipal Bond Fund,
Number of		Columbia Oregon Intermediate Municipal Bond Fund, Columbia
Years Class B	All Funds except those	Short Term Bond Fund, Columbia South Carolina Intermediate
Shares Held	listed to the right	Municipal Bond Fund and Columbia Virginia Intermediate Municipal Bond Fund

One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

S.13

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class B Shares — Conversion to Class A Shares

Class B shares purchased in a Legacy Columbia Fund at any time, a Legacy RiverSource Fund (other than a former Seligman fund) at any time, or a former Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a former Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource Fund (other than a former Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy RiverSource Fund on or after May 21, 2005, any Legacy Columbia Fund and any former Seligman fund begin to age as of the first day of the month in which the purchase was made. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on October 31, 2005 under monthly aging.

The following rules apply to the conversion of Class B shares to Class A shares:

•	Class B shares are converted on or about the 15th day of the month that they become eligible for conversion.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•	You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

S.14

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after one year.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. For more information, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund’s distribution and/or service plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

S.15

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

Class T Shares — Front-End Sales Charge — Breakpoint Schedule

		Sales charge	Sales charge	Amount retained
		as a %	as a %	by or paid to
		of the	of the	selling agents
Breakpoint	Dollar amount of	offering	net amount	as a % of the
Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

	$0—$49,999	5.75%	6.10%	5.00%

	$50,000—$99,999	4.50%	4.71%	3.75%

Equity Funds	$100,000—$249,999	3.50%	3.63%	2.75%

	$250,000—$499,999	2.50%	2.56%	2.00%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

	$0—$49,999	4.75%	4.99%	4.25%

	$50,000—$99,999	4.50%	4.71%	3.75%

Fixed-Income Funds	$100,000—$249,999	3.50%	3.63%	2.75%

	$250,000—$499,999	2.50%	2.56%	2.00%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•	If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•	Shareholders who purchased Class T shares of a Fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

S.16

•	Shareholders who purchased Class T shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•	Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

In certain circumstances, the CDSC may not apply. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$1 million—$2,999,999	1.00%*
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

S.17

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

S.18

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentalstm

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a Class A shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above:

•	Individual or joint accounts;

•	Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

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•	Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

•	Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class T, Class W and/or Class Z shares of the Funds.

The following accounts are not eligible for account value aggregation as described above:

•	Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

•	Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

•	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

•	Charitable and irrevocable trust accounts; and

•	Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

Front-End Sales Charge Waivers

The following categories of investors may buy Class A and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

•	Registered representatives and other employees of affiliated or unaffiliated selling agent having a selling agreement with the Distributor(1);

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the Funds(1);

•	Partners and employees of outside legal counsel to the Funds or the Funds’ directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

•	Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

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•	Purchases made:

•	With dividend or capital gain distributions from a Fund or from the same class of another Fund;

•	Through or under a wrap fee product or other investment product sponsored by a selling agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

(1)	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

•	Through banks, trust companies and thrift institutions, acting as fiduciaries;

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•	Purchases made through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

•	At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC — Waivers of the CDSC for Class A, Class C and Class T shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

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•	for which no sales commission or transaction fee was paid to an authorized selling agent at the time of purchase;

•	purchased through reinvestment of dividend and capital gain distributions;

•	in an account that has been closed because it falls below the minimum account balance;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling agent returns the applicable portion of any commission paid by the Distributor;

•	of Class A shares of a Fund initially purchased by an employee benefit plan;

•	other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies);

•	at a Fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

•	by certain other investors as set forth in more detail in the SAI.

CDSC — Waivers of the CDSC for Class B shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and

•	by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.

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Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of the Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling shares of the Fund and providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

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The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution	Service	Combined
	Fee	Fee	Total

Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	none	none	none
Class R (Legacy Columbia Funds)	0.50%	—(e)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(e)
Class R3	0.25%	0.25%(f)	0.50%(f)
Class R4	none	0.25%(f)	0.25%(f)
Class R5	none	none	none
Class T	none	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	none	none	none
Class Z	none	none	none

(a)	As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

	Maximum	Maximum	Maximum
	Class A	Class A	Class A
Funds	Distribution Fee	Service Fee	Combined Total

Legacy RiverSource Funds (other than Columbia Money Market Fund)	Up to 0.25%	Up to 0.25%	0.25%

Columbia Money Market Fund	—	—	0.10%

Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Intermediate Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares

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	Maximum	Maximum	Maximum
	Class A	Class A	Class A
Funds	Distribution Fee	Service Fee	Combined Total

Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia Energy and Natural Resources Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia Small Cap Value Fund I, Columbia Strategic Investor Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia New York Tax-Exempt Fund, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund and Columbia Value and Restructuring Fund	—	0.25%	0.25%

Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%

Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia High Income Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Masters International Equity Portfolio, Columbia Small Cap Value Fund II, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Overseas Value Fund	—	—	0.25%; these Funds pay a combined distribution and service fee pursuant to their combined distribution and shareholder servicing plan for Class A shares

(b)	The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below.
Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c)	Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution

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fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.
(d)	The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Corporate Income Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e)	Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f)	The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g)	The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

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For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares and for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their selling agents with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

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Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Class R3 and Class R4 Shares Plan Administration Fee

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

Selling Agent Compensation

The Distributor and the investment manager make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers.

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The Distributor, the Transfer Agent and the investment manager may also make payments to selling agents, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn Funds) is 0.20% of the average aggregate value of the Fund’s shares maintained in each such account for selling agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor’s and the investment manager’s own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

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Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of shares of the Fund at the end of each business day.

FUNDamentalstm

NAV Calculation

Each of the Fund’s share classes calculates its NAV per share as follows:

(Value of assets of the share class)
NAV	=	− (Liabilities of the share class)

Number of outstanding shares of the class

FUNDamentalstm

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

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If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earning announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

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Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the Fund’s NAV per share on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

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Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

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Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

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Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy — Broker/Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

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Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. For more information see Buying, Selling and Exchanging Shares — Excessive Trading Practices.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

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These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

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•	interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

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Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

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Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account.

Accounts established directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

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Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares Closed

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

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Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•	Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share Class — Class A Shares — Front-end Sales Charges. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are currently only available to the Funds (i.e., fund-of-fund investments).

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Class R Shares

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R3, Class R4 and Class R5 Shares

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class R3, Class R4 or Class R5 shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

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Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and Class R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

Class T Shares Closed

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

Class W Shares

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Class Y shares are available only to the following categories of eligible investors:

•	Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

•	Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

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Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under “Minimum Investments — Additional Investments and Account Balance — Class Z Shares Minimum Investments”

Additional Eligible Investors

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

Minimum Initial Investments and Account Balance

The table below shows the Fund’s minimum initial investment and minimum account balance requirements, which may vary by Fund, class and type of account. The first table relates to accounts other than accounts utilizing a systematic investment plan. The second table relates to investments through a systematic investment plan.

Minimum Investment and Account Balance (Not Applicable to Systematic Investment Plans)

	Minimum	Minimum
	Initial	Account
	investment	balance

For all Funds and classes except those listed below (non-qualified accounts)	$2,000(a)	$250(b)

For all Funds and classes except those listed below (Individual Retirement Accounts)	$1,000	none

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000	$5,000

Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500

Class I, Class R, Class R3, Class R4	none	none

Class R5	variable(c)	none

Class W	$500	$500

Class Y	variable(d)	$250

Class Z	variable(a)(e)	$250(b)

(a)	If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.

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(b)	If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.
(c)	The minimum initial investment amount for Class R5 shares varies depending on eligibility. See Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares above.
(d)	The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class Y Shares.
(e)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. The table below shows the minimum initial investments and minimum account balance for investment through a Systematic Investment Plan:

Minimum Investment and Account Balance — Systematic Investment Plans

	Minimum	Minimum
	Initial	Account
	investment	balance*

For all Funds and classes except those listed below (non-qualified accounts)	$100*(a)	none*(b)

For all Funds and classes except those listed below (Individual Retirement Accounts)	$100*(b)	none

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund, Columbia Global Extended Alpha Fund	$10,000	$5,000

Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500

Class I, Class R, Class R3, Class R4	none	none

Class W	$500	$500

Class Z	variable(c)	none

*	If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly.
(a)	money market Funds — $2,000.
(b)	money market Funds — $1,000.
(c)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

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Class Z Shares Minimum Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•	Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•	Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•	Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held

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Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•	Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•	Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•	Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

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Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed for restrictions applicable to Class B shares.

Wire Purchases

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Other Purchase Rules You Should Know

•	Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•	You buy Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

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•	The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, Class R3, Class R4 and Class R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

Wire Redemptions

You may request that your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

Electronic Funds Transfer

You may sell Class A, Class B, Class C, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

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Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Check Redemption Service

Class A shares and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•	Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any

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applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•	If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•	If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•	If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•	The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

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Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in good form.

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•	The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•	You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

•	If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

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•	A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•	If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•	If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

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You may exchange or sell shares by having your selling agent process your transaction. If you maintain your account directly with your selling agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling agents to learn more about the details of the Class Z shares exchange privilege.

Ways to Request a Sale or Exchange of Shares

Account established with your selling agent

You can exchange or sell Fund shares by having your financial advisor or selling agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•	A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentalsTM

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

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The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

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Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•	The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•	Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•	From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•	For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates. described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•	For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

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•	Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•	Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•	If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

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•	For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•	For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•	A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•	The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

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FUNDamentalsTM

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Additional Services and Compensation

In addition to acting as the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other

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Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

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Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the investment manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The investment manager and its affiliates receive fees from affiliated funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

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Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611
Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

(COLUMBIA MANAGEMENT LOGO)	S-6320-99 AJ (9/11)

Prospectus
(COLUMBIA MANAGEMENT LOGO)

Columbia Money Market Fund

Prospectus September 29, 2011

Columbia Money Market Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.

Class	Ticker Symbol

Class Z	IDYXX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 Not FDIC Insured - May Lose Value - No Bank Guarantee

Summary of the Fund
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	4p
Principal Risks of Investing in the Fund	4p
Past Performance	5p
Fund Management	6p
Buying and Selling Shares	6p
Tax Information	6p
Financial Intermediary Compensation	7p
More Information about the Fund
Investment Objective	8p
Principal Investment Strategies of the Fund	8p
Principal Risks of Investing in the Fund	9p
More about Annual Fund Operating Expenses	10p
Other Investment Strategies and Risks	11p
Fund Management and Compensation	12p
Financial Highlights	14p
Choosing a Share Class	S.1
Comparison of Share Classes	S.2
Sales Charges and Commissions	S.7
Reductions/Waivers of Sales Charges	S.17
Distribution and Service Fees	S.23
Selling Agent Compensation	S.28
Buying, Selling and Exchanging Shares	S.30
Share Price Determination	S.30
Transaction Rules and Policies	S.31
Opening an Account and Placing Orders	S.39
Buying Shares	S.41
Selling Shares	S.50
Exchanging Shares	S.52
Distributions and Taxes	S.56
Additional Services and Compensation	S.61
Additional Management Information	S.61

2p  COLUMBIA MONEY MARKET FUND — 2011 CLASS Z PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Money Market Fund (the Fund) seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class Z
Management fees	0.31%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.36%
Total annual fund operating expenses	0.67%
Less: Fee waiver/expense reimbursement(a)	(0.15%)
Total annual fund operating expenses after fee waiver/expense reimbursement(a)	0.52%

(a)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until September 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not exceed the annual rate of 0.52% for Class Z.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Class Z	$53	$200	$359	$824

COLUMBIA MONEY MARKET FUND — 2011 CLASS Z PROSPECTUS  3p

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund’s assets primarily are invested in money market instruments, such as marketable debt obligations issued by corporations or the U.S. Government or its agencies, bank certificates of deposit, bankers’ acceptances, letters of credit, and commercial paper, including asset-backed commercial paper. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. banks, U.S. branches of foreign banks and U.S. Government securities. Additionally, the Fund may invest up to 35% of its total assets in U.S. dollar-denominated foreign investments.

Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund’s return. The Fund’s yield will vary from day-to-day.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform other money market funds with similar investment objectives.

Credit Risk. Credit risk is the risk that fixed-income securities in the Fund’s portfolio may or will decline in price or fail to pay interest or repay principal when due because the issuer of the security will default or otherwise become unable or unwilling to honor its financial obligations. Unrated securities held by the Fund may present increased credit risk.

Industry Concentration Risk. Investments that are concentrated in a particular industry will make the Fund’s portfolio value more susceptible to the events or conditions impacting that particular industry. Because the Fund may invest more than 25% of its total assets in money market instruments issued by banks, the value of these investments may be adversely affected by economic, political or regulatory developments in or that impact the banking industry.

Interest Rate Risk. A rise in the overall level of interest rates may result in the decline in the prices of fixed-income securities held by the Fund. Falling interest rates may result in a decline in the Fund’s income and yield. The Fund’s yield will vary and there is no guarantee of positive net yield.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same rate it is currently earning.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be,

4p  COLUMBIA MONEY MARKET FUND — 2011 CLASS Z PROSPECTUS

or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP program is subject to change.

PAST PERFORMANCE

Class Z shares have not been in existence for one full calendar year as of the date of this prospectus and therefore performance information for this share class is not shown. The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, for the Fund’s Class A shares (which are not offered under this prospectus), the variability of Fund performance during the periods shown. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Updated performance information, including current 7-day yield, can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

CLASS A* ANNUAL TOTAL RETURNS

6% 4% 2% 0% + 3.85% +1.27% +0.44% +0.62% +2.55% +4.47% +4.80% +2.26% +0.10% +0.02% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

(calendar year)

During the periods shown:

•	Highest return for a calendar quarter was +1.34% (quarter ended March 31, 2001).

•	Lowest return for a calendar quarter was +0.00% (quarter ended December 31, 2010).

•	Class A year-to-date return was +0.00% at June 30, 2011.

COLUMBIA MONEY MARKET FUND — 2011 CLASS Z PROSPECTUS  5p

Average Annual Total Returns

(for periods ended December 31, 2010)	1 year	5 years	10 years

Columbia Money Market Fund Class A* shares	+0.02%	+2.31%	+2.02%

*	The returns shown are for Class A shares. Class Z shares would have substantially similar annual returns as Class A shares because the classes of shares invest in the same portfolio of securities and would differ only to the extent that the classes do not have the same expenses. Class A share returns have not been adjusted to reflect differences in class-related expenses. If differences in class-related expenses were reflected (i.e., if expenses of Class Z shares were reflected in the Class A share returns), the returns shown for Class A shares for all periods would be higher.

Fund performance information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Money Market Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

BUYING AND SELLING SHARES

The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor.

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp.,
P.O. Box 8081, Boston, MA 02266-8081

Express Mail: Columbia Management Investment Services Corp.,
30 Dan Road, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

6p  COLUMBIA MONEY MARKET FUND — 2011 CLASS Z PROSPECTUS

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

COLUMBIA MONEY MARKET FUND — 2011 CLASS Z PROSPECTUS  7p

More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Money Market Fund (the Fund) seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund’s assets primarily are invested in money market instruments, such as marketable debt obligations issued by corporations or the U.S. Government or its agencies, bank certificates of deposit, bankers’ acceptances, letters of credit, and commercial paper, including asset-backed commercial paper. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. banks, U.S. branches of foreign banks and U.S. Government securities. Additionally, the Fund may invest up to 35% of its total assets in U.S. dollar-denominated foreign investments.

Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund’s return. The Fund’s yield will vary from day-to-day.

The Fund restricts its investments to instruments that meet certain maturity and quality standards required by the U.S. Securities and Exchange Commission for money market funds. For example, the Fund:

•	Invests substantially in securities rated in the highest short-term rating category, or deemed of comparable quality by Columbia Management Investment Advisers, LLC (the investment manager). However, the Fund is permitted to invest up to 3% of its total assets in securities rated in the second highest short-term rating category, or deemed to be of comparable quality by the investment manager.

•	Limits its U.S. dollar-weighted average portfolio maturity to 60 days or less and U.S. dollar-weighted average life to 120 days or less.

•	Buys obligations with remaining maturities of 397 days or less.

•	Buys only obligations that are denominated in U.S. dollars and present minimal credit risk.

In pursuit of the Fund’s objective, the investment manager chooses investments by:

•	Considering opportunities and risks given current interest rates and anticipated interest rates.

•	Purchasing securities based on the timing of cash flows in and out of the Fund.

8p  COLUMBIA MONEY MARKET FUND — 2011 CLASS Z PROSPECTUS

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

•	The issuer’s credit rating declines or the investment manager expects a decline (the Fund, in certain cases, may continue to own securities that are downgraded until the investment manager believes it is advantageous to sell).

•	Political, economic, or other events could affect the issuer’s performance.

•	The investment manager identifies a more attractive opportunity.

•	The issuer or the security continues to meet the other standards described above.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other money market funds with similar investment objectives.

Credit Risk. Credit risk is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk.

Industry Concentration Risk. Investments that are concentrated in a particular industry will make the Fund’s portfolio value more susceptible to the events or conditions impacting that particular industry. Because the Fund may invest more than 25% of its total assets in money market instruments issued by banks, the value of these investments may be adversely affected by economic, political or regulatory developments in or that impact the banking industry.

Interest Rate Risk. A rise in the overall level of interest rates may result in the decline in the prices of fixed-income securities held by the Fund. The Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. Falling interest rates may result in a decline in the Fund’s income and yield (since the Fund must then invest in lower-yielding fixed-income securities). Under certain circumstances, the yield decline could cause the Fund’s net yield to be negative (such as when Fund expenses exceed income levels).

COLUMBIA MONEY MARKET FUND — 2011 CLASS Z PROSPECTUS  9p

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same rate it is currently earning.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP program is subject to change.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, “Fees and Expenses of the Fund” that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund’s average net assets as of a different period or a different point in time, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund’s operating expenses that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The investment manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through September 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees

10p  COLUMBIA MONEY MARKET FUND — 2011 CLASS Z PROSPECTUS

(the Board), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.52% for Class Z.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs)), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

In addition to any contractual waiver/reimbursement, from time to time, the investment manager and its affiliates may waive or absorb expenses of the Fund for the purpose of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice to shareholders and, accordingly, any positive net yield resulting therefrom will cease.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. For more information on strategies and the risks of such strategies, see the Fund’s SAI. For more information on the Fund’s holdings, see the Fund’s annual and semiannual reports.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions including, for example, holding all or a substantial portion of its assets in cash or cash equivalents for as long a period as deemed necessary. The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect Fund performance.

Lending of Portfolio Securities. The Fund may lend portfolio securities to approved broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not

COLUMBIA MONEY MARKET FUND — 2011 CLASS Z PROSPECTUS  11p

providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

Directed Brokerage. The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

12p  COLUMBIA MONEY MARKET FUND — 2011 CLASS Z PROSPECTUS

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the most recent fiscal year was 0.31% of the Fund’s average daily net assets. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses.

A new investment management services agreement (new IMS Agreement) with Columbia Management was approved by the Board in September 2010 and by Fund shareholders at a Joint Special Meeting of Shareholders held on February 15, 2011 in connection with various initiatives to achieve consistent investment management service and fee structures across all Columbia funds. A discussion regarding the basis for the Board approving the new IMS Agreement is available in the Fund’s semiannual shareholder report for the period ended January 31, 2011.

COLUMBIA MONEY MARKET FUND — 2011 CLASS Z PROSPECTUS  13p

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

	Year ended July 31,
	2011		2010(a)
Class Z
Per share data
Net asset value, beginning of period	$1.00		$1.00

Income from investment operations:
Net investment income	0.000	(b)	0.000	(b)
Net realized and unrealized gain (loss) on investments	0.000	(b)	(0.000	)(b)
Increase from payments by affiliate	—		0.000

Total from investment operations	0.000	(b)	0.000	(b)

Less distributions to shareholders from:
Net investment income	(0.000	)(b)	(0.000	)(b)

Total distributions to shareholders	(0.000	)(b)	(0.000	)(b)

Net asset value, end of period	$1.00		$1.00

Total return	0.01%		0.00%	(c)(d)

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.67%		0.61%	(e)

Net expenses after fees waived or expenses reimbursed(f)	0.20%		0.26%	(e)

Net investment income	0.01%		0.02%	(e)

Supplemental data
Net assets, end of period (in thousands)	$64,787		$19,816

See accompanying Notes to Financial Highlights.

14p  COLUMBIA MONEY MARKET FUND — 2011 CLASS Z PROSPECTUS

Notes to Financial Highlights

(a)	For the period from April 30, 2010 (commencement of operations) to July 31, 2010.

(b)	Rounds to less than $0.001.

(c)	During the year ended July 31, 2010, the Fund received a payment by an affiliate. There was no impact to the total return for Class Z.

(d)	Rounds to less than 0.01%.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

Information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Money Market Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

COLUMBIA MONEY MARKET FUND — 2011 CLASS Z PROSPECTUS  15p

Choosing a Share Class

The Funds

The Columbia and Columbia Acorn Funds share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling agent (as defined below) should consider the combined market value of all Columbia and Columbia Acorn Funds owned by the investor or his/her “immediate family.” For details on this particular policy, see Choosing a Share Class — Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions.

Funds and portfolios that bore the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. For a list of Legacy Columbia Funds, see Appendix E to the Fund’s SAI. The funds that historically bore the RiverSource brand, including those renamed to bear the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. For a list of Legacy RiverSource Funds, see Appendix F to the Fund’s SAI. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds.

The Funds’ primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

FUNDamentalstm

Fund Share Classes

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus.

Funds Contact Information

Additional information about the Funds can be obtained at columbiamanagement.com*, by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.1

Comparison of Share Classes

Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDamentalstm

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

S.2

		Investment	Conversion
	Eligible Investors and Minimum Initial Investments(a)	Limits	Features

Class A*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	none	none

Class B*	Closed to new investors(h)	up to $49,999	Converts to Class A shares generally eight years after purchase.(i)

Class C*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	up to $999,999; no limit for eligible employee benefit plans.(j)	none

Class I*	Available only to other Funds (i.e., fund-of-fund investments)	none	none

Class R*	Available only to eligible retirement plans and health savings accounts; no minimum initial investment	none	none

Class R3*	Class R3 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none

Class R4*	Class R4 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none

Class R5*	Class R5 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, health savings accounts and, if approved by the Distributor, institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments(l)	none	none

Class T	Available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)	none	none

S.3

		Investment	Conversion
	Eligible Investors and Minimum Initial Investments(a)	Limits	Features

Class W*	Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs	none	none

Class Y*	Available to certain categories of investors which are subject to minimum initial investment requirements; currently offered only to former shareholders of the former Columbia Funds Institutional Trust(o)	none	none

Class Z*	Available only to certain eligible investors, which are subject to different minimum initial investment requirements, ranging from $0 to $2,000	none	none

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)

Class A*	5.75% maximum, declining to 0% on investments of $1 million or more None for money market Funds and certain other Funds(f)	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(g)

Class B*	none	5.00% maximum, gradually declining to 0% after six years(i)

Class C*	none	1.00% on certain investments redeemed within one year of purchase

Class I*	none	none

Class R*	none	none

Class R3*	none	none

Class R4*	none	none

Class R5*	none	none

Class T	5.75% maximum, declining to 0% on investments of $1 million or more	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(n)

Class W*	none	none

S.4

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)

Class Y*	none	none

Class Z*	none	none

Non 12b-1
	Maximum Distribution and Service (12b-1) Fees(c)	Service Fees(d)

Class A*	Legacy Columbia Funds: distribution fee up to 0.25% and service fee up to 0.25%; Legacy RiverSource Funds: 0.25% distribution and service fees, except Columbia Money Market Fund, which pays 0.10%	none

Class B*	0.75% distribution fee and 0.25% service fee, with certain exceptions.	none

Class C*	0.75% distribution fee; 0.25% service fee	none

Class I*	none	none

Class R*	Legacy Columbia Funds: 0.50% distribution fee; Legacy RiverSource Funds: 0.50% fee, of which service fee may be up to 0.25%	none

Class R3*	0.25% distribution fee	0.25%(k)

Class R4*	none	0.25%(k)

Class R5*	none	none

Class T	none	up to 0.50%(m)

Class W*	0.25% distribution and service fees, with certain exceptions	none

Class Y*	none	none

Class Z*	none	none

*	For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a)	See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b)	Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
(c)	These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia Funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to

S.5

0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For more information on these voluntary waivers, see Choosing a Share Class — Distribution and Service Fees. Compensation paid to selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.
(d)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees and Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.
(e)	The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders.
(f)	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund.
(g)	There is no CDSC on Class A shares of money market Funds or the Funds identified in footnote (f) above. Shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur, for Legacy Columbia Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within one year of purchase and for Legacy RiverSource Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within 18 months of purchase.
(h)	The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling agent may have different policies, including automatically redirecting the purchase order to a money market Fund. See Choosing a Share Class — Class A Shares — Front-end Sales Charge for additional information about Class A shares.
(i)	Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Class B Shares — Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.
(j)	There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees.
(l)	Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of such share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares.
(m)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.
(n)	Class T shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.

S.6

(o)	Class Y shares are available only to the following categories of investors: (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling agent). Sales charges vary depending on the amount of your purchase.

S.7

FUNDamentalstm

Front-End Sales Charge Calculation

The following table presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund in the table below) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund).

S.8

Class A Shares — Front-End Sales Charge — Breakpoint Schedule

			Sales	Amount
		Sales	charge	retained by
		charge	as a	or paid to
		as a	% of the	selling
		% of the	net	agents as a
	Dollar amount of	offering	amount	% of the
Breakpoint Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

	$0—$49,999	5.75%	6.10%	5.00%

Equity Funds,	$50,000—$99,999	4.50%	4.71%	3.75%

Columbia Absolute Return Enhanced Multi-Strategy Fund and	$100,000—$249,999	3.50%	3.63%	3.00%

Funds-of-Funds (equity)*	$250,000—$499,999	2.50%	2.56%	2.15%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

	$0—$49,999	4.75%	4.99%	4.00%

	$50,000—$99,999	4.25%	4.44%	3.50%

Fixed Income Funds (except those listed below)	$100,000—$249,999	3.50%	3.63%	3.00%

and Funds-of-Funds (fixed income)*	$250,000—$499,999	2.50%	2.56%	2.15%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%

Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%

Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%

Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%

Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia California Intermediate Municipal Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%

Columbia Connecticut Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%

Columbia Georgia Intermediate Municipal Bond Fund,	$250,000—$499,999	2.00%	2.04%	1.75%

Columbia Intermediate Bond Fund,	$500,000—$999,999	1.50%	1.53%	1.25%

Columbia Intermediate Municipal Bond Fund,	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia LifeGoal® Income Portfolio,

Columbia Maryland Intermediate Municipal Bond Fund,

Columbia Massachusetts Intermediate Municipal Bond Fund,

Columbia New York Intermediate Municipal Bond Fund,

Columbia North Carolina Intermediate Municipal Bond Fund,

Columbia Oregon Intermediate Municipal Bond Fund,

Columbia South Carolina Intermediate Municipal Bond Fund

and Columbia Virginia Intermediate Municipal Bond Fund

S.9

			Sales	Amount
		Sales	charge	retained by
		charge	as a	or paid to
		as a	% of the	selling
		% of the	net	agents as a
	Dollar amount of	offering	amount	% of the
Breakpoint Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%

Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%

	$250,000—$999,999	0.50%	0.50%	0.40%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)(d)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes — Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund. “Funds-of-Funds (fixed income)” includes — Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund is treated as an equity Fund for purposes of the table.
(a)	Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A shares of a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•	If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•	If you purchased shares of a Legacy Columbia Fund on or before September 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within one year of purchase. If you purchased shares of a Legacy RiverSource Fund on or before Sept. 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within 18 months of purchase.

S.10

•	If you purchased shares of any Fund after September 3, 2010, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

•	Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentalstm

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is generally the first day of the month in which your purchase was made. However, for Class B shares of Legacy RiverSource Funds (other than former Seligman Funds) purchased before May 21, 2005, the start of the holding period is the first day of the calendar year in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

S.11

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$1 million—$2,999,999	1.00%**
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.
**	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail below under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares Closed.

You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

The CDSC on Class B shares generally declines each year until there is no sales charge for selling shares.

S.12

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*

		Columbia California Intermediate Municipal Bond Fund,
		Columbia Georgia Intermediate Municipal Bond Fund,
		Columbia Connecticut Intermediate Municipal Bond Fund,
		Columbia Intermediate Bond Fund, Columbia Intermediate
		Municipal Bond Fund, Columbia LifeGoal® Income Portfolio,
		Columbia Maryland Intermediate Municipal Bond Fund,
		Columbia Massachusetts Intermediate Municipal Bond
		Fund, Columbia New York Intermediate Municipal Bond Fund,
		Columbia North Carolina Intermediate Municipal Bond Fund,
Number of		Columbia Oregon Intermediate Municipal Bond Fund, Columbia
Years Class B	All Funds except those	Short Term Bond Fund, Columbia South Carolina Intermediate
Shares Held	listed to the right	Municipal Bond Fund and Columbia Virginia Intermediate Municipal Bond Fund

One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

S.13

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class B Shares — Conversion to Class A Shares

Class B shares purchased in a Legacy Columbia Fund at any time, a Legacy RiverSource Fund (other than a former Seligman fund) at any time, or a former Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a former Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource Fund (other than a former Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy RiverSource Fund on or after May 21, 2005, any Legacy Columbia Fund and any former Seligman fund begin to age as of the first day of the month in which the purchase was made. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on October 31, 2005 under monthly aging.

The following rules apply to the conversion of Class B shares to Class A shares:

•	Class B shares are converted on or about the 15th day of the month that they become eligible for conversion.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•	You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

S.14

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after one year.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. For more information, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund’s distribution and/or service plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

S.15

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

Class T Shares — Front-End Sales Charge — Breakpoint Schedule

		Sales charge	Sales charge	Amount retained
		as a %	as a %	by or paid to
		of the	of the	selling agents
Breakpoint	Dollar amount of	offering	net amount	as a % of the
Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

	$0—$49,999	5.75%	6.10%	5.00%

	$50,000—$99,999	4.50%	4.71%	3.75%

Equity Funds	$100,000—$249,999	3.50%	3.63%	2.75%

	$250,000—$499,999	2.50%	2.56%	2.00%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

	$0—$49,999	4.75%	4.99%	4.25%

	$50,000—$99,999	4.50%	4.71%	3.75%

Fixed-Income Funds	$100,000—$249,999	3.50%	3.63%	2.75%

	$250,000—$499,999	2.50%	2.56%	2.00%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•	If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•	Shareholders who purchased Class T shares of a Fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

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•	Shareholders who purchased Class T shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•	Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

In certain circumstances, the CDSC may not apply. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$1 million—$2,999,999	1.00%*
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

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First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

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You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentalstm

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a Class A shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above:

•	Individual or joint accounts;

•	Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

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•	Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

•	Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class T, Class W and/or Class Z shares of the Funds.

The following accounts are not eligible for account value aggregation as described above:

•	Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

•	Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

•	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

•	Charitable and irrevocable trust accounts; and

•	Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

Front-End Sales Charge Waivers

The following categories of investors may buy Class A and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

•	Registered representatives and other employees of affiliated or unaffiliated selling agent having a selling agreement with the Distributor(1);

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the Funds(1);

•	Partners and employees of outside legal counsel to the Funds or the Funds’ directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

•	Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

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•	Purchases made:

•	With dividend or capital gain distributions from a Fund or from the same class of another Fund;

•	Through or under a wrap fee product or other investment product sponsored by a selling agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

(1)	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

•	Through banks, trust companies and thrift institutions, acting as fiduciaries;

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•	Purchases made through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

•	At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC — Waivers of the CDSC for Class A, Class C and Class T shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

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•	for which no sales commission or transaction fee was paid to an authorized selling agent at the time of purchase;

•	purchased through reinvestment of dividend and capital gain distributions;

•	in an account that has been closed because it falls below the minimum account balance;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling agent returns the applicable portion of any commission paid by the Distributor;

•	of Class A shares of a Fund initially purchased by an employee benefit plan;

•	other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies);

•	at a Fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

•	by certain other investors as set forth in more detail in the SAI.

CDSC — Waivers of the CDSC for Class B shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and

•	by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.

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Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of the Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling shares of the Fund and providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

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The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution	Service	Combined
	Fee	Fee	Total

Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	none	none	none
Class R (Legacy Columbia Funds)	0.50%	—(e)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(e)
Class R3	0.25%	0.25%(f)	0.50%(f)
Class R4	none	0.25%(f)	0.25%(f)
Class R5	none	none	none
Class T	none	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	none	none	none
Class Z	none	none	none

(a)	As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

	Maximum	Maximum	Maximum
	Class A	Class A	Class A
Funds	Distribution Fee	Service Fee	Combined Total

Legacy RiverSource Funds (other than Columbia Money Market Fund)	Up to 0.25%	Up to 0.25%	0.25%

Columbia Money Market Fund	—	—	0.10%

Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Intermediate Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares

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	Maximum	Maximum	Maximum
	Class A	Class A	Class A
Funds	Distribution Fee	Service Fee	Combined Total

Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia Energy and Natural Resources Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia Small Cap Value Fund I, Columbia Strategic Investor Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia New York Tax-Exempt Fund, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund and Columbia Value and Restructuring Fund	—	0.25%	0.25%

Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%

Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia High Income Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Masters International Equity Portfolio, Columbia Small Cap Value Fund II, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Overseas Value Fund	—	—	0.25%; these Funds pay a combined distribution and service fee pursuant to their combined distribution and shareholder servicing plan for Class A shares

(b)	The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below.
Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c)	Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution

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fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.
(d)	The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Corporate Income Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e)	Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f)	The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g)	The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

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For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares and for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their selling agents with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

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Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Class R3 and Class R4 Shares Plan Administration Fee

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

Selling Agent Compensation

The Distributor and the investment manager make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers.

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The Distributor, the Transfer Agent and the investment manager may also make payments to selling agents, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn Funds) is 0.20% of the average aggregate value of the Fund’s shares maintained in each such account for selling agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor’s and the investment manager’s own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

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Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of shares of the Fund at the end of each business day.

FUNDamentalstm

NAV Calculation

Each of the Fund’s share classes calculates its NAV per share as follows:

(Value of assets of the share class)
NAV	=	− (Liabilities of the share class)

Number of outstanding shares of the class

FUNDamentalstm

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

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If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earning announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

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Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the Fund’s NAV per share on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

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Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

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Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

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Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy — Broker/Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

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Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. For more information see Buying, Selling and Exchanging Shares — Excessive Trading Practices.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

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These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

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•	interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

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Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

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Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account.

Accounts established directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

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Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares Closed

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

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Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•	Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share Class — Class A Shares — Front-end Sales Charges. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are currently only available to the Funds (i.e., fund-of-fund investments).

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Class R Shares

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R3, Class R4 and Class R5 Shares

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class R3, Class R4 or Class R5 shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

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Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and Class R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

Class T Shares Closed

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

Class W Shares

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Class Y shares are available only to the following categories of eligible investors:

•	Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

•	Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

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Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under “Minimum Investments — Additional Investments and Account Balance — Class Z Shares Minimum Investments”

Additional Eligible Investors

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

Minimum Initial Investments and Account Balance

The table below shows the Fund’s minimum initial investment and minimum account balance requirements, which may vary by Fund, class and type of account. The first table relates to accounts other than accounts utilizing a systematic investment plan. The second table relates to investments through a systematic investment plan.

Minimum Investment and Account Balance (Not Applicable to Systematic Investment Plans)

	Minimum	Minimum
	Initial	Account
	investment	balance

For all Funds and classes except those listed below (non-qualified accounts)	$2,000(a)	$250(b)

For all Funds and classes except those listed below (Individual Retirement Accounts)	$1,000	none

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000	$5,000

Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500

Class I, Class R, Class R3, Class R4	none	none

Class R5	variable(c)	none

Class W	$500	$500

Class Y	variable(d)	$250

Class Z	variable(a)(e)	$250(b)

(a)	If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.

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(b)	If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.
(c)	The minimum initial investment amount for Class R5 shares varies depending on eligibility. See Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares above.
(d)	The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class Y Shares.
(e)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. The table below shows the minimum initial investments and minimum account balance for investment through a Systematic Investment Plan:

Minimum Investment and Account Balance — Systematic Investment Plans

	Minimum	Minimum
	Initial	Account
	investment	balance*

For all Funds and classes except those listed below (non-qualified accounts)	$100*(a)	none*(b)

For all Funds and classes except those listed below (Individual Retirement Accounts)	$100*(b)	none

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund, Columbia Global Extended Alpha Fund	$10,000	$5,000

Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500

Class I, Class R, Class R3, Class R4	none	none

Class W	$500	$500

Class Z	variable(c)	none

*	If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly.
(a)	money market Funds — $2,000.
(b)	money market Funds — $1,000.
(c)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

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Class Z Shares Minimum Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•	Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•	Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•	Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held

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Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•	Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•	Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•	Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

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Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed for restrictions applicable to Class B shares.

Wire Purchases

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Other Purchase Rules You Should Know

•	Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•	You buy Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

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•	The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, Class R3, Class R4 and Class R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

Wire Redemptions

You may request that your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

Electronic Funds Transfer

You may sell Class A, Class B, Class C, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

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Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Check Redemption Service

Class A shares and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•	Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any

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applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•	If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•	If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•	If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•	The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

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Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in good form.

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•	The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•	You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

•	If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

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•	A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•	If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•	If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

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You may exchange or sell shares by having your selling agent process your transaction. If you maintain your account directly with your selling agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling agents to learn more about the details of the Class Z shares exchange privilege.

Ways to Request a Sale or Exchange of Shares

Account established with your selling agent

You can exchange or sell Fund shares by having your financial advisor or selling agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•	A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentalsTM

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

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The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

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Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•	The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•	Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•	From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•	For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates. described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•	For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

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•	Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•	Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•	If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

S.59

•	For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•	For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•	A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•	The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

S.60

FUNDamentalsTM

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Additional Services and Compensation

In addition to acting as the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other

S.61

Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

S.62

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the investment manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The investment manager and its affiliates receive fees from affiliated funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.63

Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611
Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

(COLUMBIA MANAGEMENT LOGO)	S-6548-99 AJ (9/11)

STATEMENT OF ADDITIONAL INFORMATION
September 29, 2011

Columbia Funds Series Trust II
Columbia 120/20 Contrarian Equity Fund
Class A: RCEAX	Class B: RZZBX	Class C: RECCX
Class I: —	Class Z: CCEZX
Columbia Absolute Return Currency and Income Fund
Class A: RARAX	Class B: —	Class C: RARCX
Class I: RVAIX	Class W: RACWX	Class Z: CACZX
Columbia Absolute Return Emerging Markets Macro Fund
Class A: CMMAX	Class B*: CMMBX	Class C: CMMCX
Class I: CMMIX	Class R: CMMRX	Class W: CMMWX
Class Z: CMMZX
Columbia Absolute Return Enhanced Multi-Strategy Fund
Class A: CEMAX	Class B*: CEMBX	Class C: CEMCX
Class I: CASIX	Class R: CAMRX	Class W: CAEWX
Class Z: CEMZX
Columbia Absolute Return Multi-Strategy Fund
Class A: CMSAX	Class B*: CMSBX	Class C: CRMCX
Class I: CMSIX	Class R: CAMRX	Class W: CAEWX
Class Z: CARZX
Columbia AMT-Free Tax-Exempt Bond Fund
Class A: INTAX	Class B: ITEBX	Class C: RTCEX
Class Z: CATZX
Columbia Asia Pacific ex-Japan Fund
Class A: CAJAX	Class C: CAJCX	Class R: CAJRX
Class R5: TAPRX	Class Z: CAJZX
Columbia Diversified Bond Fund
Class A: INBNX	Class B: ININX	Class C: AXBCX
Class I: RDBIX	Class R: —	Class R3: RSDBX
Class R4: IDBYX	Class R5: RSVBX	Class W: RVBWX
Class Z: CDBZX
Columbia Diversified Equity Income Fund
Class A: INDZX	Class B: IDEBX	Class C: ADECX
Class I: ADIIX	Class R: RDEIX	Class R3: RDERX
Class R4: IDQYX	Class R5: RSEDX	Class W: —
Class Z: CDVZX
Columbia Dividend Opportunity Fund
Class A: INUTX	Class B: IUTBX	Class C: ACUIX
Class I: RSOIX	Class R: RSOOX	Class R4: RSORX
Class R5: RSDFX	Class W: —	Class Z: CDOZX
Columbia Emerging Markets Bond Fund
Class A: REBAX	Class B: —	Class C: REBCX
Class I: RSMIX	Class R4: —	Class W: REMWX
Class Z: CMBZX
Columbia Emerging Markets Opportunity Fund
Class A: IDEAX	Class B: IEMBX	Class C: RMCEX
Class I: RSRIX	Class R: REMRX	Class R4: —
Class R5: REMFX	Class W: CMOWX	Class Z: CEOZX
Columbia Equity Value Fund
Class A: IEVAX	Class B: INEGX	Class C: REVCX
Class I: —	Class R: REVRX	Class R3: RSEVX
Class R4: AEVYX	Class R5: RSEYX	Class W: CEVWX
Class Z: CEVZX
Columbia European Equity Fund
Class A: AXEAX	Class B: AEEBX	Class C: REECX
Class I: —	Class R4: —	Class Z: CEEZX
Columbia Floating Rate Fund
Class A: RFRAX	Class B: RSFBX	Class C: RFRCX
Class I: RFRIX	Class R: CFRRX	Class R4: —
Class R5: RFRFX	Class W: RFRWX	Class Z: CFRZX
Columbia Frontier Fund
Class A: SLFRX	Class B: SLFBX	Class C: SLFCX
Class I: —	Class R: SFFRX	Class R4: SFFTX
Class R5: SFFIX	Class Z: CFOZX
Columbia Global Bond Fund
Class A: IGBFX	Class B: IGLOX	Class C: AGBCX
Class I: AGBIX	Class R: —	Class R4: RGBRX
Class W: RGBWX	Class Z: CGBZX
Columbia Global Equity Fund
Class A: IGIGX	Class B: IDGBX	Class C: RGCEX
Class I: —	Class R: —	Class R4: IDGYX
Class R5: RGERX	Class W: —	Class Z: CGEZX
Columbia Global Extended Alpha Fund
Class A: RTAAX	Class B: —	Class C: RTACX
Class I: —	Class R: REAOX	Class R4: REYRX
Class Z: CEAZX
Columbia Government Money Market Fund
Class A: SCMXX	Class B: SCBXX	Class C: SCCXX
Class R: SMRXX	Class R5: SMIXX	Class Z: CGZXX
Columbia High Yield Bond Fund
Class A: INEAX	Class B: IEIBX	Class C: APECX
Class I: RSHIX	Class R: —	Class R3: —
Class R4: RSHYX	Class R5: RSHRX	Class W: RHYWX
Class Z: CHYZX
Columbia Income Builder Fund
Class A: RBBAX	Class B: RBBBX	Class C: RBBCX
Class R: CBURX	Class R4: —	Class Z: CBUZX
Columbia Income Opportunities Fund
Class A: AIOAX	Class B: AIOBX	Class C: RIOCX
Class I: AOPIX	Class R: CIORX	Class R4: —
Class W: CIOWX	Class Z: CIOZX
Columbia Inflation Protected Securities Fund
Class A: APSAX	Class B: APSBX	Class C: RIPCX
Class I: AIPIX	Class R: RIPRX	Class R4: —
Class W: RIPWX	Class Z: CIPZX
Columbia Large Core Quantitative Fund
Class A: AQEAX	Class B: AQEBX	Class C: RDCEX
Class I: ALEIX	Class R: —	Class R4: RQEYX
Class R5: RSIPX	Class W: RDEWX	Class Z: CCRZX
Columbia Large Growth Quantitative Fund
Class A: RDLAX	Class B: —	Class C: RDLCX
Class I: RDLIX	Class R: —	Class R4: RDLFX
Class W: RDLWX	Class Z: CLQZX
Columbia Large Value Quantitative Fund
Class A: RLCAX	Class B: —	Class C: RDCCX
Class I: —	Class R: RLCOX	Class R4: RLCYX
Class W: RLCWX	Class Z: CVQZX
Columbia Limited Duration Credit Fund
Class A: ALDAX	Class B: ALDBX	Class C: RDCLX
Class I: ALDIX	Class R4: —	Class W: RLDWX
Class Z: CLDZX
Columbia Marsico Flexible Capital Fund
Class A: CCMAX	Class C: CCFCX	Class I: —
Class R: CCFRX	Class Z: CCMZX
Columbia Mid Cap Growth Opportunity Fund
Class A: INVPX	Class B: IDQBX	Class C: AESCX
Class I: AQUIX	Class R: —	Class R3: —
Class R4: IESYX	Class Z: CVOZX
Columbia Mid Cap Value Opportunity Fund
Class A: AMVAX	Class B: AMVBX	Class C: AMVCX
Class I: RMCIX	Class R: RMVTX	Class R3: RMCRX
Class R4: RMCVX	Class R5: RSCMX	Class W: —
Class Z: CMOZX
Columbia Minnesota Tax-Exempt Fund
Class A: IMNTX	Class B: IDSMX	Class C: RMTCX
Class Z: CMNZX
Columbia Money Market Fund
Class A: IDSXX	Class B: ACBXX	Class C: RCCXX
Class I: RCIXX	Class R: RVRXX	Class R5: —
Class W: RCWXX	Class Z: IDYXX

Columbia Multi-Advisor International Value Fund
Class A: APIAX	Class B: AXIBX	Class C: APICX
Class I: APRIX	Class R4: —	Class Z: CMVZX
Columbia Multi-Advisor Small Cap Value Fund
Class A: ASVAX	Class B: ASVBX	Class C: APVCX
Class I: —	Class R: RSVTX	Class R3: RSVRX
Class R4: RSGLX	Class R5: RSCVX	Class Z: CMAZX
Columbia Portfolio Builder Aggressive Fund
Class A: AXBAX	Class B: AXPBX	Class C: RBGCX
Class R: CPARX	Class R4: —	Class Z: CPAZX
Columbia Portfolio Builder Conservative Fund
Class A: ABDAX	Class B: ABBDX	Class C: RPCCX
Class R: CBURX	Class R4: —	Class Z: CBVZX
Columbia Portfolio Builder Moderate Aggressive Fund
Class A: AXMAX	Class B: ABMBX	Class C: AGECX
Class R: CBARX	Class R4: —	Class Z: CBAZX
Columbia Portfolio Builder Moderate Conservative Fund
Class A: AUCAX	Class B: AMDBX	Class C: RBMCX
Class R: CPMRX	Class R4: —	Class Z: CPMZX
Columbia Portfolio Builder Moderate Fund
Class A: ABUAX	Class B: AURBX	Class C: AMTCX
Class R: CBMRX	Class R4: —	Class Z: CBMZX
Columbia Recovery and Infrastructure Fund
Class A: RRIAX	Class B: RRIBX	Class C: RRICX
Class I: RRIIX	Class R: RRIRX	Class R4: RRIYX
Class R5: RRIZX	Class Z: CRIZX
Columbia Retirement Plus 2010 Fund
Class A: —	Class C: CRTCX	Class R: —
Class Z: RSSPX
Columbia Retirement Plus 2015 Fund
Class A: —	Class C: CRPCX	Class R: —
Class Z: RSFNX
Columbia Retirement Plus 2020 Fund
Class A: —	Class C: CRUCX	Class R: —
Class Z: RSNFX
Columbia Retirement Plus 2025 Fund
Class A: —	Class C: CRLCX	Class R: —
Class Z: RSMEX
Columbia Retirement Plus 2030 Fund
Class A: —	Class C: CRRCX	Class R: —
Class Z: RPTYX
Columbia Retirement Plus 2035 Fund
Class A: —	Class C: CRPZX	Class R: —
Class Z: RPOYX
Columbia Retirement Plus 2040 Fund
Class A: —	Class C: CRWCX	Class R: —
Class Z: RPFYX
Columbia Retirement Plus 2045 Fund
Class A: —	Class C: CRFCX	Class R: —
Class R4: RSNNX	Class Z: RRPYX
Columbia Select Large-Cap Value Fund
Class A: SLVAX	Class B: SLVBX	Class C: SVLCX
Class I: —	Class R: SLVRX	Class R4: SLVTX
Class R5: SLVIX	Class W: CSVWX	Class Z: CSVZX
Columbia Select Smaller-Cap Value Fund
Class A: SSCVX	Class B: SSCBX	Class C: SVMCX
Class I: —	Class R: SSVRX	Class R4: SSLRX
Class R5: SSVIX	Class Z: CSSZX
Columbia Seligman Communications and Information Fund
Class A: SLMCX	Class B: SLMBX	Class C: SCICX
Class I: —	Class R: SCIRX	Class R3: SCIOX
Class R4: SCIFX	Class R5: SCMIX	Class Z: CCIZX
Columbia Seligman Global Technology Fund
Class A: SHGTX	Class B: SHTBX	Class C: SHTCX
Class I: —	Class R: SGTRX	Class R4: SGTSX
Class R5: SGTTX	Class Z: CSGZX
Columbia Strategic Allocation Fund
Class A: IMRFX	Class B: IMRBX	Class C: RSSCX
Class I: —	Class R: —	Class R4: IDRYX
Class Z: CSAZX
Columbia U.S. Government Mortgage Fund
Class A: AUGAX	Class B: AUGBX	Class C: AUGCX
Class I: RVGIX	Class R4: RSGYX	Class Z: CUGZX

*	Class is available for exchange only.

This is the Statement of Additional Information (“SAI”) for each of the funds listed on the previous pages. This SAI is not a prospectus. It should be read together with the appropriate current fund prospectus, the date of which can be found in Table 1 of this SAI.

Each fund’s financial statements for its most recent fiscal period are contained in the fund’s annual or semiannual report to shareholders. The Independent Registered Public Accounting Firm’s Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities and any applicable Schedule of Affiliated Funds, contained in the Annual Report, are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. For a free copy of a fund prospectus, annual or semiannual report, contact your financial intermediary (or selling/servicing agent) or write to the family of funds, which includes Columbia and Columbia Acorn branded funds (collectively, the “Fund Family”), at c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, call 800.345.6611 or visit columbiamanagement.com.

Each fund is governed by a Board of Trustees (the “Board”) that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, the funds’ investment manager, Columbia Management Investment Advisers, LLC (the “investment manager” or “Columbia Management”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), and other aspects of fund management can be found by referencing the Table of Contents or the List of Tables on the following pages.

Statement of Additional Information – Sept. 29, 2011

Fundamental and Nonfundamental Investment Policies	p. 4
Investment Strategies and Types of Investments	p. 10
Information Regarding Risks and Investment Strategies	p. 12
Securities Transactions	p. 43
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager	p. 52
Valuing Fund Shares	p. 53
Portfolio Holdings Disclosure	p. 62
Proxy Voting	p. 66
Investing in a Fund	p. 68
Selling Shares	p. 75
Pay-out Plans	p. 75
Capital Loss Carryover	p. 76
Taxes	p. 78
Service Providers	p. 83
Investment Management Services	p. 83
Administrative Services	p. 118
Transfer Agency Services	p. 121
Plan Administration Services	p. 122
Distribution Services	p. 122
Plan and Agreement of Distribution	p. 124
Payments to Financial Intermediaries	p. 129
Custodian Services	p. 131
Board Services Corporation	p. 131
Organizational Information	p. 132
Board Members and Officers	p. 137
Control Persons and Principal Holders of Securities	p. 154
Information Regarding Pending and Settled Legal Proceedings	p. 175
Independent Registered Public Accounting Firm	p. 176
Appendix A: Description of Ratings	p. A-1
Appendix B: State Risk Factors	p. B-1
Appendix C: Proxy Voting Guidelines	p. C-1
Appendix D: Class A — Calculation of the Sales Charge	p. D-1
Appendix E: Legacy Columbia Funds	p. E-1
Appendix F: Legacy RiverSource Funds	p. F-1

Statement of Additional Information – Sept. 29, 2011	Page 1

List of Tables

1.	Fund Fiscal Year Ends, Prospectus Date and Investment Categories	p. 3
2.	Fundamental Policies	p. 4
3.	Investment Strategies and Types of Investments	p. 10
4.	Total Brokerage Commissions	p. 45
5.	Brokerage Directed for Research, and Turnover Rates	p. 47
6.	Securities of Regular Brokers or Dealers	p. 49
7.	Brokerage Commissions Paid to Investment Manager or Affiliates	p. 53
8.	Valuing Fund Shares	p. 53
9.	Class A — Initial Sales Charge	p. 68
10.	Public Offering Price	p. 69
11.	Capital Loss Carryover	p. 76
12.	Corporate Deduction and Qualified Dividend Income	p. 80
13.	Investment Management Services Agreement Fee Schedule	p. 83
14.	PIA Indexes	p. 90
15A.	Performance Incentive Adjustment Calculation	p. 91
15B.	Performance Incentive Adjustment Calculation	p. 92
16.	Management Fees and Nonadvisory Expenses	p. 93
17.	Subadvisers and Subadvisory Agreement Fee Schedules	p. 96
18.	Subadvisory Fees	p. 97
19.	Portfolio Managers	p. 98
20.	Administrative Services Agreement Fee Schedule	p. 118
21.	Administrative Fees	p. 120
22.	Sales Charges Paid to Distributor	p. 122
23.	12b-1 Fees	p. 126
24.	Unreimbursed Distribution Expenses	p. 128
25.	Fund History Table	p. 133
26.	Board Members	p. 137
27.	Fund Officers	p. 141
28.	Committee Meetings	p. 145
29.	Board Member Holdings	p. 146
30.	Board Member Compensation — All Funds	p. 151
31.	Board Member Compensation — Individual Funds	p. 152
32.	Control Persons and Principal Holders of Securities	p. 154

Statement of Additional Information – Sept. 29, 2011	Page 2

Table 1. Fund Fiscal Year Ends, Prospectus Date and Investment Categories

Fund	Fiscal Year End	Prospectus Date	Fund Investment Category
Columbia 120/20 Contrarian Equity	April 30	June 29, 2011	Equity

Columbia Absolute Return Currency and Income	October 31	Dec. 30, 2010	Taxable fixed income*

Columbia Absolute Return Emerging Markets Macro	May 31	Aug. 1, 2011	Equity

Columbia Absolute Return Enhanced Multi-Strategy	May 31	Aug. 1, 2011	Equity

Columbia Absolute Return Multi-Strategy	May 31	Aug. 1, 2011	Taxable fixed income

Columbia AMT-Free Tax-Exempt Bond	November 30	Jan. 28, 2011	Tax-exempt fixed income

Columbia Asia Pacific ex-Japan	October 31	Dec. 30, 2010	Equity

Columbia Diversified Bond	August 31	Oct. 29, 2010	Taxable fixed income

Columbia Diversified Equity Income	September 30	Nov. 29, 2010	Equity

Columbia Dividend Opportunity	June 30	Aug. 27, 2010	Equity

Columbia Emerging Markets Bond	October 31	Dec. 30, 2010	Taxable fixed income

Columbia Emerging Markets Opportunity	October 31	Dec. 30, 2010	Equity

Columbia Equity Value	March 31	May 27, 2011	Equity

Columbia European Equity	October 31	Dec. 30, 2010	Equity

Columbia Floating Rate	July 31	Sept. 29, 2011	Taxable fixed income

Columbia Frontier	October 31	Dec. 30, 2010	Equity

Columbia Global Bond	October 31	Dec. 30, 2010	Taxable fixed income

Columbia Global Equity	October 31	Dec. 30, 2010	Equity

Columbia Global Extended Alpha Fund	October 31	Dec. 30, 2010	Equity

Columbia Government Money Market	December 31	March 7, 2011	Taxable Money Market

Columbia High Yield Bond	May 31	Aug. 1, 2011	Taxable fixed income

Columbia Income Builder Fund	January 31	April 11, 2011	Fund-of-funds – fixed income

Columbia Income Opportunities	July 31	Sept. 29, 2011	Taxable fixed income

Columbia Inflation Protected Securities	July 31	Sept. 29, 2011	Taxable fixed income

Columbia Large Core Quantitative Equity	July 31	Sept. 29, 2011	Equity

Columbia Large Growth Quantitative	September 30	Nov. 29, 2010	Equity

Columbia Large Value Quantitative	September 30	Nov. 29, 2010	Equity

Columbia Limited Duration Credit	July 31	Sept. 29, 2011	Taxable fixed income

Columbia Marsico Flexible Capital	August 31	Sept. 22, 2010	Equity

Columbia Mid Cap Growth Opportunity	November 30	Jan. 22, 2010	Equity

Columbia Mid Cap Value Opportunity	September 30	Nov. 29, 2010	Equity

Columbia Minnesota Tax-Exempt	August 31	Oct. 29, 2010	State tax-exempt fixed income

Columbia Money Market	July 31	Sept. 29, 2011	Taxable money market

Columbia Multi-Advisor International Value	October 31	Dec. 30, 2010	Equity

Columbia Multi-Advisor Small Cap Value	May 31	Aug. 1, 2011	Equity

Columbia Portfolio Builder Aggressive	January 31	April 11, 2011	Fund-of-funds – equity

Columbia Portfolio Builder Conservative	January 31	April 11, 2011	Fund-of-funds – fixed income

Columbia Portfolio Builder Moderate	January 31	April 11, 2011	Fund-of-funds – equity

Columbia Portfolio Builder Moderate Aggressive	January 31	April 11, 2011	Fund-of-funds – equity

Columbia Portfolio Builder Moderate Conservative	January 31	April 11, 2011	Fund-of-funds – fixed income

Columbia Recovery and Infrastructure	April 30	July 1, 2011	Equity

Columbia Retirement Plus 2010	April 30	June 29, 2011	Fund-of-funds – equity

Columbia Retirement Plus 2015	April 30	June 29, 2011	Fund-of-funds – equity

Columbia Retirement Plus 2020	April 30	June 29, 2011	Fund-of-funds – equity

Columbia Retirement Plus 2025	April 30	June 29, 2011	Fund-of-funds – equity

Columbia Retirement Plus 2030	April 30	June 29, 2011	Fund-of-funds – equity

Columbia Retirement Plus 2035	April 30	June 29, 2011	Fund-of-funds – equity

Columbia Retirement Plus 2040	April 30	June 29, 2011	Fund-of-funds – equity

Columbia Retirement Plus 2045	April 30	June 29, 2011	Fund-of-funds – equity

Columbia Select Large-Cap Value	December 31	March 7, 2011	Equity

Statement of Additional Information – Sept. 29, 2011	Page 3

Fund	Fiscal Year End	Prospectus Date	Fund Investment Category
Columbia Select Smaller-Cap Value	December 31	March 7, 2011	Equity

Columbia Seligman Communications and Information	December 31	March 7, 2011	Equity

Columbia Seligman Global Technology	October 31	Dec. 30, 2010	Equity

Columbia Strategic Allocation	September 30	Nov. 29, 2010	Balanced

Columbia U.S. Government Mortgage	May 31	Aug. 1, 2011	Taxable fixed income

*	The taxable fixed income fund investment category includes Columbia Absolute Return Currency and Income Fund, which is an alternative investment strategy.

Fundamental and Nonfundamental Investment Policies

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund (i.e., shareholders) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund’s other investment policies, each fund, subject to certain limitations, may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval. The chart below shows fund-specific policies that may be changed only with shareholder approval. The chart indicates whether or not the fund has a policy on a particular topic. A dash indicates that the fund does not have a policy on a particular topic. Please see “Investment Strategies and Types of Investments” for more information regarding your fund’s investment strategies. The specific policy is stated in the paragraphs that follow the table.

Table 2. Fundamental Policies

				D							K
	A		C	Invest	E					J	Buy on
	Buy or	B	Buy more	more than	Concentrate	F	G		I	Issue	margin/
	sell real	Buy or sell	than 10% of	5% in an	in any one	Invest less	Act as an	H	Borrow	senior	sell
Fund	estate	commodities	an issuer	issuer	industry	than 80%	underwriter	Lending	money	securities	short

Columbia 120/20 Contrarian Equity	A1	B4	C1	D1	E6	—	G1	H1	I1	J1	—

Columbia Absolute Return Currency and Income	A1	B1	C2	C2	E5	—	G1	H1	I1	J1	—

Columbia Absolute Return Emerging Markets Macro	A1	B4	—	—	E12	—	G1	H1	I1	J1	—

Columbia Absolute Return Enhanced Multi-Strategy	A1	B4	C2	C2	E1	—	G1	H1	I1	J1	—

Columbia Absolute Return Multi-Strategy	A1	B4	C2	C2	E1	—	G1	H1	I1	J1	—

Columbia AMT-Free Tax-Exempt Bond	A1	B1	C1	D1	E7	F2	G1	H1	I1	J1	—

Columbia Asia Pacific ex-Japan	A1	B2	C2	C2	E1	—	G1	H1	I1	J1	—

Columbia Diversified Bond	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia Diversified Equity Income	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia Dividend Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia Emerging Markets Bond	A1	B3	—	—	E3	—	G1	H1	I1	J1	—

Columbia Emerging Markets Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia Equity Value	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia European Equity	A1	B1	—	—	E1	—	G1	H1	I1	J1	—

Columbia Floating Rate	A1	B3	C1	D1	E4	—	G1	H1	I1	J1	—

Columbia Frontier	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2

Columbia Global Bond	A1	B1	C1	—	E1	—	G1	H1	I1	J1	—

Columbia Global Equity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia Global Extended Alpha	A1	B2	C2	C2	E1	—	G1	H1	I1	J1	—

Columbia Government Money Market	A4	—	C4	C4	E9	—	G3	H3	J3	J3	G3

Statement of Additional Information – Sept. 29, 2011	Page 4

				D							K
	A		C	Invest	E					J	Buy on
	Buy or	B	Buy more	more than	Concentrate	F	G		I	Issue	margin/
	sell real	Buy or sell	than 10% of	5% in an	in any one	Invest less	Act as an	H	Borrow	senior	sell
Fund	estate	commodities	an issuer	issuer	industry	than 80%	underwriter	Lending	money	securities	short

Columbia High Yield Bond	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia Income Builder Fund*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—

Columbia Income Opportunities	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia Inflation Protected Securities	A1	B1	—	—	E1	—	G1	H1	I1	J1	—

Columbia Large Core Quantitative	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia Large Growth Quantitative	A1	B2	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia Large Value Quantitative	A1	B2	C2	C2	E1	—	G1	H1	I1	J1	—

Columbia Limited Duration Credit	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia Marsico Flexible Capital	A5	B3	—	—	E11	—	G1	H1	I1	J1	—

Columbia Mid Cap Growth Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia Mid Cap Value Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia Minnesota Tax-Exempt	A1	B1	—	—	E7	F1	G1	H1	I1	J1	—

Columbia Money Market	A2	A2	C1	D1	E7	—	G1	H1	I1	J1	K1

Columbia Multi-Advisor International Value	A1	B2	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia Multi-Advisor Small Cap Value	A1	B2	—	—	E1	—	G1	H1	I1	J1	—

Columbia Portfolio Builder Aggressive*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—

Columbia Portfolio Builder Conservative*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—

Columbia Portfolio Builder Moderate*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—

Columbia Portfolio Builder Moderate Aggressive*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—

Columbia Portfolio Builder Moderate Conservative*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—

Columbia Recovery and Infrastructure	A1	B3	—	—	E1	—	G1	H1	I1	J1	—

Columbia Retirement Plus 2010*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—

Columbia Retirement Plus 2015*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—

Columbia Retirement Plus 2020*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—

Columbia Retirement Plus 2025*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—

Columbia Retirement Plus 2030*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—

Columbia Retirement Plus 2035*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—

Columbia Retirement Plus 2040*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—

Columbia Retirement Plus 2045*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—

Columbia Select Large-Cap Value	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2

Columbia Select Smaller-Cap Value	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2

Columbia Seligman Communications and Information	A3	B5	C3	C3	E10	—	G2	H2	J2	J2	K2

Columbia Seligman Global Technology	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2

Columbia Strategic Allocation	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia U.S. Government Mortgage	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

*	The fund-of-funds invests in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund-of-funds. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund’s investment restrictions.

A.	Buy or sell real estate

A1 –	The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

A2 –	The fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

Statement of Additional Information – Sept. 29, 2011	Page 5

A3 –	The fund will not purchase or hold any real estate, except that a fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.

A4 –	The fund will not buy or hold any real estate or securities of corporations or trusts whose principal business is investing in interests in real estate.

A5 –	The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business real estate investment trusts (REITs) or entities similar to REITs formed under the laws of non-U.S. companies. For purposes of this policy, real estate includes real estate limited partnerships.

B.	Buy or sell physical commodities

B1 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

B2 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

B3 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency (and, in the case of Columbia Marsico Flexible Capital, swaps) or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

B4 –	The fund will not buy or sell commodities, except that the fund may to the extent consistent with its investment objective(s), invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This restriction does not apply to foreign currency transactions including without limitation forward currency contracts.

B5 –	The fund will not purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time.

C.	Buy more than 10% of an issuer

C1 –	The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund’s assets may be invested without regard to this 10% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

C2 –	The fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) a fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

C3 –	The fund will not make any investment inconsistent with its classification as a diversified company under the 1940 Act.

C4 –	The fund will not invest more than 5% of its gross assets (taken at market) in the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, or buy more than 10% of the voting securities of any one issuer, other than U.S. Government agencies or instrumentalities.

D.	Invest more than 5% in an issuer

D1 –	The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the fund’s total assets may be invested without regard to this 5% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

Statement of Additional Information – Sept. 29, 2011	Page 6

D2 –	The fund will not, as to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities).

E.	Concentrate

E1 –	The fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

E2 –	The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. The fund itself does not intend to concentrate, however, the aggregation of holdings of the underlying funds may result in the fund indirectly investing more than 25% of its assets in a particular industry. The fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the fund following its investment objectives by investing in the underlying funds.

E3 –	While the fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign governmental issuer.

E4 –	The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. For purposes of this restriction, loans will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan.

E5 –	The fund will not concentrate in any one industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by the U.S. Government, banks or bank holding companies or finance companies. For all other industries, this means that up to 25% of the fund’s total assets, based on current market value at the time of purchase, can be invested in any one industry.

E6 –	The fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

E7 –	The fund will not invest more than 25% of total assets, at market value, in any one industry; except that municipal securities and securities of the U.S. Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation.

E8 –	The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

E9 –	The fund will not invest more than 25% of the market value of its total assets in securities of issuers in any one industry, provided that the fund reserves the right to concentrate investments in money market instruments issued by the U.S. Government or its agencies or instrumentalities or banks or bank holding companies.

E10 –	The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the fund will invest at least 25% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

E11 –	The fund will not concentrate in any one industry (other than U.S. government securities, provided that this limitation shall exclude securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities). According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

E12 –	The fund will not invest 25% or more of its total assets in securities of corporate issuers engaged in any one industry. However, consistent with the fund’s investment objective and strategies, the fund may invest 25% or

Statement of Additional Information – Sept. 29, 2011	Page 7

more of its total assets in securities issued by sovereign and quasi-sovereign (e.g., government agencies or instrumentalities) foreign governmental issuers or obligors, including in emerging market countries, but it will not invest 25% or more of its total assets in any single foreign governmental issuer.

For purposes of applying the limitation set forth in the concentration policy, above, the funds will generally use the industry classifications provided by the Global Industry Classification System.

F.	Invest less than 80%

F1 –	The fund will not under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.

F2 –	The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax. The fund does not intend to purchase bonds or other debt securities, the interest from which, is subject to the alternative minimum tax.

G.	Act as an underwriter

G1 –	The fund will not act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

G2 –	The fund will not underwrite the securities of other issuers, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933 (the 1933 Act) in disposing of a portfolio security or in connection with investments in other investment companies.

G3 –	The fund will not underwrite the securities of other issuers; make “short” sales of securities, or purchase securities on “margin”; write or purchase put or call options.

H.	Lending

H1 –	The fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the fund’s total assets except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. For funds-of-funds – equity, under current Board policy, the fund has no current intention to borrow to a material extent.

H2 –	The fund will not make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

H3 –	The fund will not make loans, except loans of portfolio securities and except to the extent that the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements or deposits with banks, may be considered loans.

I.	Borrowing

I1 –	The fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. For funds-of-funds – equity, under current Board policy, the fund has no current intention to borrow to a material extent.

J.	Issue senior securities

J1 –	The fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

J2 –	The fund will not issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

J3 –	The fund will not issue senior securities or borrow money, except from banks for temporary purposes in an amount not exceeding 5% of the value of its total assets.

K.	Buy on margin/sell short

K1 –	The fund will not buy on margin or sell short or deal in options to buy or sell securities.

K2 –	The fund will not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

Statement of Additional Information – Sept. 29, 2011	Page 8

In addition to the policies described above and any fundamental policy described in the prospectus:

For Columbia Money Market, the fund will not:

•	Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

For Columbia Government Money Market, the fund will not:

•	Mortgage or pledge any of its assets, except to the extent, up to a maximum of 5% of its total assets, necessary to secure permissible borrowings.

•	Buy securities of any company which, with their predecessors, have been in operation less than three continuous years, provided however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded.

•	Invest in securities with contractual or other restrictions on resale, except in connection with repurchase agreements.

•	Deal with its directors and officers, or firms they are associated with, in the purchase or sale of securities except as broker, or purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund or of the fund’s investment manager individually owning beneficially more than 0.5% of the securities of that other company own in the aggregate more than 5% of such securities.

•	Invest in the securities of companies for purposes of exercising control or management of such companies or in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the fund’s obligations under its deferred compensation plan for Trustees.

For Columbia Seligman Communications and Information, Columbia Frontier, Columbia Seligman Global Technology, Columbia Select Growth, Columbia Select Large-Cap Value and Columbia Select Smaller-Cap Value, the fund will not:

•	Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund and, only in the case of Columbia Seligman Global Technology, the directors and officers of the fund’s investment manager, individually owning beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of such securities.

•	Enter into repurchase agreements of more than one week’s duration if more than 10% of the fund’s net assets would be so invested.

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The following nonfundamental policies are in addition to those described in the prospectus.

For funds other than money market funds:

•	No more than 15% of the fund’s net assets will be held in securities and other instruments that are illiquid.

For money market funds:

•	No more than 5% of the fund’s net assets will be held in securities and other instruments that are illiquid.

Additionally, regarding limiting investments in foreign securities:

For Columbia 120/20 Contrarian Equity, Columbia Diversified Bond, Columbia Diversified Equity Income, Columbia Dividend Opportunity, Columbia Equity Value, Columbia Floating Rate, Columbia High Yield Bond, Columbia Income Opportunities, Columbia Inflation Protected Securities, Columbia Large Core Quantitative, Columbia Large Growth Quantitative, Columbia Large Value Quantitative, Columbia Mid Cap Growth Opportunity, Columbia Mid Cap Value Opportunity, Columbia Multi-Advisor Small Cap Value, Columbia Recovery and Infrastructure, Columbia Select Large-Cap Value, Columbia Select Smaller-Cap Value, Columbia Seligman Communications and Information, Columbia Frontier and Columbia Limited Duration Credit:

•	Up to 25% of the fund’s net assets may be invested in foreign investments.

For Columbia U.S. Government Mortgage:

•	Up to 20% of the fund’s net assets may be invested in foreign investments.

For Columbia Strategic Allocation:

•	The fund may invest its total assets, up to 50%, in foreign investments.

Statement of Additional Information – Sept. 29, 2011	Page 9

Investment Strategies and Types of Investments

This table shows many of the various investment strategies and investments the funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the “investment manager”) may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund’s ability to utilize these strategies and investments, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager’s sole discretion.

Fund-of-funds invest in a combination of underlying funds, although they may invest directly in stocks, bonds and other securities. These underlying funds have their own investment strategies and types of investments they are allowed to engage in and purchase. Fund-of-funds currently only invest in underlying funds, which may invest directly in securities and engage in investment strategies, indicated in the table below.

Investment strategies and types of investments: A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted in the footnotes to the table. See Table 1 for fund categories.

Table 3. Investment Strategies and Types of Investments

			Funds-of-Funds –	Taxable	Taxable	Tax-Exempt	State
			Equity and	Fixed	Money	Fixed	Tax-Exempt
Investment strategy	Balanced	Equity	Fixed Income	Income	Market	Income	Fixed Income

Agency and government securities	•	•	•	•	•	•	•

Borrowing	•	•	•	•	•	•	•

Cash/money market instruments	•	•	•	•	•	•	•

Collateralized bond obligations	•	• A	•	•	—	•	•

Commercial paper	•	•	•	•	•	•	•

Common stock	•	•	•	• B	—	—	—

Convertible securities	•	•	•	• C	—	•	•

Corporate bonds	•	•	•	•	D	•	•

Debt obligations	•	•	•	•	•	•	•

Depositary receipts	•	•	•	•	—	—	—

Derivative instruments (including options and futures)	•	•	•	•	—	•	•

Exchange-traded funds	•	•	•	•	—	•	•

Floating rate loans	•	E	•	•	—	—	—

Foreign currency transactions	•	•	•	•	—	•	—

Foreign securities	•	•	•	•	•	•	•

Funding agreements	•	•	•	•	•	•	•

High yield debt securities (junk bonds)	•	•	•	•	—	•	•

Illiquid and restricted securities	•	•	•	•	•	•	•

Indexed securities	•	•	•	•	—	•	•

Inflation protected securities	•	•	•	•	•	•	•

Initial Public Offerings (IPOs)	•	•	•	•	•	•	•

Inverse floaters	•	F	•	•	—	•	•

Investment companies	•	•	•	•	•	•	•

Lending of portfolio securities	•	•	•	•	•	•	•

Loan participations	•	•	•	•	—	•	•

Mortgage- and asset-backed securities	•	•	•	•	•	•	•

Mortgage dollar rolls	•	G	•	•	—	•	•

Municipal obligations	•	•	•	•	•	•	•

Statement of Additional Information – Sept. 29, 2011	Page 10

			Funds-of-Funds –	Taxable	Taxable	Tax-Exempt	State
			Equity and	Fixed	Money	Fixed	Tax-Exempt
Investment strategy	Balanced	Equity	Fixed Income	Income	Market	Income	Fixed Income

Pay-in-kind securities	•	•	•	•	—	•	•

Preferred stock	•	•	•	• H	—	• H	—

Real estate investment trusts	•	•	•	•	—	•	•

Repurchase agreements	•	•	•	•	•	•	•

Reverse repurchase agreements	•	•	•	•	•	•	•

Short sales	I	I	•	I	—	I	I

Sovereign debt	•	•	•	•	•	•	•

Structured investments	•	•	•	•	•	•	•

Swap agreements	•	•	•	•	—	•	•

Variable- or floating-rate securities	•	•	•	•	•	•	•

Warrants	•	•	•	•	—	•	—

When-issued securities and forward commitments	•	•	•	•	—	•	•

Zero-coupon and step-coupon securities	•	•	•	•	•	•	•

A.	The following funds are not authorized to invest in collateralized bond obligations: Columbia Multi-Advisor International Value, and Columbia Multi-Advisor Small Cap Value.

B.	The following funds are not authorized to invest in common stock: Columbia U.S. Government Mortgage.

C.	The following funds are not authorized to invest in convertible securities: Columbia U.S. Government Mortgage.

D.	While the fund is prohibited from investing in corporate bonds, it may invest in securities classified as corporate bonds if they meet the requirements of Rule 2a-7 of the 1940 Act.

E.	The following equity funds are authorized to invest in floating rate loans: Columbia Absolute Return Emerging Markets Macro and Columbia Absolute Return Enhanced Multi-Strategy.

F.	The following equity funds are authorized to invest in inverse floaters: Columbia Absolute Return Emerging Markets Macro and Columbia Absolute Return Enhanced Multi-Strategy.

G.	The following equity funds are authorized to invest in mortgage dollar rolls: Columbia Absolute Return Emerging Markets Macro and Columbia Absolute Return Enhanced Multi-Strategy.

H.	The following funds are not authorized to invest in preferred stock: Columbia AMT-Free Tax-Exempt Bond and Columbia U.S. Government Mortgage.

I.	The funds are not prohibited from engaging in short sales, however, each fund will seek Board approval prior to utilizing short sales as an active part of its investment strategy.

Statement of Additional Information – Sept. 29, 2011	Page 11

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). A mutual fund’s risk profile is largely defined by the fund’s primary portfolio holdings and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks and investment strategies for an individual fund, please see that fund’s prospectus):

Active Management Risk. For a fund that is actively managed, its performance will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the fund’s investment objectives. Due to its active management, a fund could underperform other mutual funds with similar investment objectives and strategies.

Affiliated Fund Risk. For funds-of-funds, the risk that the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the funds and is legally obligated to act in their best interests when selecting underlying funds.

Allocation Risk. For funds-of-funds, the risk that the investment manager’s evaluations regarding asset classes or underlying funds may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

For funds that use an asset allocation strategy in pursuit of its investment objective, there is a risk that the fund’s allocation among asset classes or investments will cause the fund’s shares to lose value or cause the fund to underperform other funds with similar investment objectives, or that the investments themselves will not produce the returns expected.

Asian Pacific Region Risk. Many of the countries in the Asian Pacific Region are developing both politically and economically, and may have relatively unstable governments and economies based on a limited number of commodities or industries. Securities markets in the Asian Pacific Region are smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the Asian Pacific Region being less liquid than similar U.S. or other foreign securities. Some currencies in the Asian Pacific Region are more volatile than the U.S. dollar, and some countries in the Asian Pacific Region have restricted the flow of money in and out of the country. As a result, many of the risks detailed above under “Risks of Foreign Investing” may be more pronounced due to concentration of the Fund’s investments in the Asian Pacific Region.

Borrowing Risk. To the extent the fund borrows money for investment purposes, which is commonly referred to as “leveraging,” the fund’s exposure to fluctuations in the prices of its assets will be increased as compared to the fund’s exposure if the fund did not borrow. The fund’s borrowing activities will exaggerate any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with any additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its holdings, even though it may be disadvantageous to do so at the time.

Common Stock Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the fund has exposure. Common stock prices fluctuate for several reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occurs. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk. Investments that are concentrated in a particular issuer, geographic region, or sector will make the fund’s portfolio value more susceptible to the events or conditions impacting the issuer, geographic region, or sector. Because

Statement of Additional Information – Sept. 29, 2011	Page 12

of the fund’s concentration, the fund’s overall value may decline to a greater degree than if the fund held a less concentrated portfolio.

Confidential Information Access Risk. For funds investing in floating rate loans, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the fund, or held in the fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. The investment manager’s decision not to receive Confidential Information from these issuers may disadvantage the fund as compared to other floating rate loan investors, and may adversely affect the price the fund pays for the loans it purchases, or the price at which the fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager’s ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager’s decision under normal circumstances not to receive Confidential Information could adversely affect the fund’s performance.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the fund or held by a special purpose or structured vehicle held by the fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceedings. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. The fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

Commodity-Related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. Commodities investments may also subject the fund to Liquidity Risk and Counterparty Risk. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Convertible Securities Risk. The fund may invest in convertible securities, which are subject to the usual risks associated with debt securities, such as Interest Rate Risk and Credit Risk (described herein). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to Market Risk (described herein). Because the value of a convertible security can be influenced by both interest rates and market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuer, holders of convertible securities would typically be paid before the issuer’s common stockholders but after holders of any senior debt obligations of the issuer. The fund may be forced to convert a convertible security at an inopportune time, which may decrease the fund’s return.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the fund’s portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security experiences a decline in its financial status and is unable or unwilling to honor its obligations, including the payment of interest or the repayment of principal. Adverse conditions in the credit markets can adversely affect the broader global economy, including the credit quality of issuers of fixed income securities in which the fund may invest. Changes by nationally recognized statistical rating organizations in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the fund’s investments. To the extent the fund invests in below-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Fixed income securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager’s analysis of credit risk more heavily than usual.

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Currency Risk. The performance of the fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Derivatives Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within a fund. Derivative instruments in which the fund invests will typically increase the fund’s exposure to its principal risks (as described in the fund’s prospectus) to which it is otherwise exposed, and may expose the fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within a fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult to sell or terminate, which may cause the fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments, which are not traded on an exchange, including, but not limited to, forward contracts, swaps, and over-the-counter options may have liquidity risk.

Derivatives Risk — Credit Default Swaps. The fund may enter into credit default swap agreements for investment purposes, for risk management (hedging) purposes, and to increase flexibility. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. Swaps can involve greater risks than direct investment in the underlying securities, because swaps subject the fund to Counterparty Credit Risk, pricing risk (i.e., swaps may be difficult to value) and Liquidity Risk (i.e., may not be possible for the fund to liquidate a swap position at an advantageous time or price, which may result in significant losses). If the fund is selling credit protection, there is a risk that a credit event will occur and that the fund will have to pay the counterparty. If the fund is buying credit protection, there is a risk that no credit event will occur and the fund will receive no benefit for the premium paid.

Derivatives Risk — Foreign Forward Currency Contracts. The fund may enter into forward foreign currency contracts, which are types of derivative contracts whereby the fund may agree to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future for a specific exchange rate on a given date. These contracts, however, may fall in value due to foreign market downswings or foreign currency value fluctuations. The fund may enter into forward foreign currency contracts for risk management (hedging) or investment purposes. The inability of the fund to precisely match forward contract amounts and the value of securities involved may reduce the effectiveness of the fund’s hedging strategy. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase in the value of the currency. When entering into forward foreign currency contracts for investment purposes, unanticipated changes in the currency markets could result in reduced performance for the fund. The fund may designate cash or securities for coverage purposes in an amount equal to the value of the fund’s forward foreign currency contracts which may limit the fund’s investment flexibility. If the value of the designated securities declines, additional cash or securities will be so designated. At or prior to maturity of a forward contract, the fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. The fund may incur a loss when engaging in offsetting transactions at, or prior to, maturity of forward foreign currency contracts.

Derivatives Risk — Forward Contracts. The fund may enter into forward contracts (or forwards) for investment purposes, for risk management (hedging) purposes, and to increase flexibility. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The fund

Statement of Additional Information – Sept. 29, 2011	Page 14

may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the fund to Counterparty Credit Risk. For a description of the risks associated with mortgage-backed securities, see “Mortgage-Related and Other Asset-Backed Risks.”

Derivatives Risk — Forward Rate Agreements. The fund may enter into forward rate agreements for investment purposes, for risk management (hedging) purposes, and to increase flexibility. Under forward rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. These transactions involve risks, including Counterparty Risk, hedging risk and Interest Rate Risk.

Derivatives Risk — Futures Contracts. The fund may enter into futures contracts, including currency, bond, index and interest rate futures for investment purposes, for risk management (hedging) purposes, and to increase flexibility. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. The fund’s investment or hedging strategies may be unable to achieve their objectives.

Derivatives Risk — Interest Rate Swaps. The fund may enter into interest rate swap agreements to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the fund’s investments and its net asset value. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged (creating Leverage Risk) and are subject to Counterparty Credit Risk, pricing risk (i.e., swaps may be difficult to value) and Liquidity Risk (i.e., may not be possible for the fund to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk — Inverse Floaters. Inverse floaters (or inverse variable or floating rate securities) are a type of derivative, long-term fixed income obligation with a variable or floating interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down). There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features and some may include market-dependent liquidity features which may present greater liquidity risk. Other risks described in this prospectus associated with transactions in inverse floaters include Interest Rate Risk, Credit Risk and Market Risk.

Derivatives Risk — Options. The fund may enter into option transactions. If the fund sells a put option, there is a risk that the fund may be required to buy the underlying investment at a disadvantageous price. If the fund sells a call option, there is a risk that the fund may be required to sell the underlying investment at a disadvantageous price. If the fund sells a call option on an investment that the fund owns (a “covered call”) and the investment has increased in value when the call option is exercised, the fund will be required to sell the investment at the call price and will not be able to realize any of the investment’s value above the call price. These transactions involve risk, including correlation risk, Counterparty Credit risk, hedging risk and Leverage Risk.

Derivatives Risk — Warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a

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warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights.

Exchange-Traded Fund (ETF) Risk. An ETF’s share price may not track its specified market index and may trade below its net asset value. ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the fund’s expenses and similar expenses incurred through ownership of the ETF.

The funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the funds will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit”. Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. The funds’ ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that ETFs in which a fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

Focused Portfolio Risk. The fund expects to invest in a limited number of companies. Accordingly, the fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the fund’s net asset value. To the extent the Fund invests its assets in fewer securities, the fund is subject to greater risk of loss if any of those securities declines in price.

Foreign Currency Risk. The fund’s exposure to foreign currencies subjects the fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the fund’s exposure to foreign currencies may reduce the returns of the fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult. The fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

Risks of Foreign/Emerging Markets Investing. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight and regulation of business and industry practices of stock exchanges, brokers and listed companies than in the U.S. (including lack of uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies). In addition, with certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures). It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase

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price). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique risks. The most important is the exposure to the economic, political and social development of the member countries in the EU.

Currency risk results from the constantly changing exchange rates between local currency and the U.S. dollar. Whenever the fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the risks associated with the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and may be very volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Geographic Concentration Risk. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.

For state-specific funds. Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, each fund will be particularly affected by political and economic changes, adverse conditions to an industry significant to the area and other developments in the state in which it invests. This vulnerability to factors affecting the state’s tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility. See Appendix B for details. The value of municipal securities owned by a fund also may be adversely affected by future changes in federal or state income tax laws.

In addition, because of the relatively small number of issuers of tax-exempt securities and because the state-specific funds may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports, the fund may invest a higher percentage of its assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. These investments may cause the value of a fund’s shares to change more than the values of other funds’ shares that invest in more diversified investments. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. The yields on the securities in which the fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

More information about state specific risks may be available from official state resources.

Highly Leveraged Transactions Risk. The loans or other securities in which the fund invests may consist of transactions involving financings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. These investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the fund’s portfolio managers upon their credit analysis to be a suitable investment by the fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

High-Yield Securities Risk. Non-investment grade fixed-income securities, commonly called “high-yield” or “junk” bonds, may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due

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than to changes in interests rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade fixed-income securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Impairment of Collateral Risk. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

Indexing Risk. For funds that are managed to an index, the fund’s performance will rise and fall, subject to any tracking error, as the performance of the index rises and falls.

Industry Concentration Risk. Investments that are concentrated in a particular industry will make the Fund’s portfolio value more susceptible to the events or conditions impacting that particular industry. Because the Fund may invest more than 25% of its total assets in money market instruments issued by banks, the value of these investments may be adversely affected by economic, political or regulatory developments in or that impact the banking industry.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal cannot seek to grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.

Infrastructure-Related Companies Risk. Investments in infrastructure-related securities have greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in foreign markets, resulting in delays and cost overruns.

Initial Public Offering (IPO) Risk. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent a fund determines to invest in IPOs it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as a fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. IPOs sold within 12 months of purchase will result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Interest Rate Risk. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices generally fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn, would increase prepayment risk.

Issuer Risk. An issuer, or the value of its securities, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Leverage Risk. Leverage occurs when the fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the fund’s short sales effectively leverage the fund’s assets. The use of leverage may make any change in the fund’s net asset value (“NAV”) even greater and thus result in increased volatility of returns. The fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the fund’s overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

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Liquidity Risk. The risk associated from a lack of marketability of securities which may make it difficult to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

Master Limited Partnership Risk. Investments in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments.

Risks of Investing in Money Market Funds. In addition to the fees and expenses that the fund directly bears, the fund indirectly bears the fees and expenses of affiliated or unaffiliated money market funds in which it may invest. To the extent these fees and expenses are expected to equal or exceed 0.01% of the fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the fund’s prospectus in the table under “Fees and Expenses of the Fund.” Additionally, by investing in money market funds, the fund will be exposed to the investment risks of such money market funds. To the extent the fund invests a significant portion of its assets in a money market fund, the fund will bear increased indirect expenses and be more susceptible to the investment risks of the money market fund. The money market fund may also not achieve its investment objective. The fund, through its investment in the money market fund, may not achieve its investment objective.

Mortgage-Related and Other Asset-Backed Securities Risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner.

Multi-Adviser Risk. For a fund that has multiple subadvisers, each subadviser makes investment decisions independently from the other subadviser(s). It is possible that the security selection process of one subadviser will not complement or may even contradict that of the other subadviser(s), including makings off-setting trades that have no net effect to the fund, but which may increase fund expenses. As a result, the fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the fund were managed by a single subadviser, which could affect the fund’s performance.

Municipal Securities Risk. The value of a municipal security may be affected by legislative or administrative actions as well as by the economics of the region where the issuer of the municipal security is located. For example, a significant restructuring of federal income tax rates could cause municipal security prices to fall. Lower income tax rates could reduce the advantage of owning municipal securities.

Non-Diversification Risk. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund’s performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

Portfolio Trading and Turnover Risks. Portfolio trading may be undertaken to accomplish the investment objectives of the funds in relation to actual and anticipated movements in interest rates, securities markets and for other reasons. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such security, as compared with other securities of like quality and characteristics. A fund may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, or to recognize a gain.

A change in the securities held by a fund is known as “portfolio turnover.” The portfolio managers may actively and frequently trade securities in the fund’s portfolio to carry out its investment strategies. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for a fund. High portfolio

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turnover may involve correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the fund, the higher the transaction costs borne by the fund generally will be. Transactions in the fund’s portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to stockholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the fund’s performance.

Prepayment and Extension Risk. The risk that a loan, bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a loan or security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the Fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. Securities or other instruments selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors’ historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage the funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

Real Estate Industry Risk. Certain underlying funds concentrate their investments in securities of companies operating in the real estate industry, making the fund is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of the underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.

REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

Regulatory Risk — Commodity Futures Trading Commission. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), pursuant to which registered investment companies are exempt from the definition of the term “commodity pool operator,” and thus, not subject to regulation by the CFTC. However, the CFTC recently proposed significant changes in the way in which registered investment companies that invest in commodities markets are regulated. To the extent these proposals are adopted, the fund may be compelled to consider significant changes, which could include substantially altering its investment strategies (e.g., reducing substantially the fund’s exposure to the commodities markets) or, if deemed necessary, liquidating the fund.

Reinvestment Risk. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Retirement Goal Risk. For Retirement Plus Funds, the investor may have different needs than the quantitative model anticipates.

Sector Risk. Investments that are concentrated in a particular issuer, geographic region, industry or sector will be more susceptible to the financial market or economical conditions or events affecting the particular issuer, geographic region, industry or sector. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Short Selling Risk. The fund may make short sales, which involves selling a security or other asset the fund does not own in anticipation that the its price will decline. The fund must borrow those securities to make delivery to the buyer. The fund may not always be able to borrow a security it wants to sell short. The fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the fund. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. The fund may also be required to close out a short position at a time when it might not otherwise choose, for example, if the lender of the security calls it back, which may have the effect of reducing or eliminating potential gain, or cause the fund to realize a loss. Short positions introduce more

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risk to the fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Additionally, the fund’s use of short sales in effect “leverages” the fund, as the fund intends to use the cash proceeds from short sales to invest in additional long positions. This leverage effect potentially exposes the fund to greater risks due to unanticipated market movements, which may magnify losses and increase the volatility of returns. See Leverage Risk and Market Risk.

Small and Mid-Sized Company Risk. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

The largest risks associated with sovereign debt include Credit Risk and Risk of Foreign/Emerging Markets Investing.

Tax Risk. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The fund currently intends to take positions in forward currency contracts with notional value up to the fund’s total net assets. Although foreign currency gains currently constitute “qualifying income” the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying incomes” a fund’s foreign currency gains not “directly related” to its “principal business” of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the fund’s foreign currency-denominated positions as not “qualifying income” and there is a remote possibility that such regulations might be applied retroactively, in which case, the fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation.

Technology and Technology-Related Investment Risks. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the fund. Finally, the fund may be susceptible to factors affecting the technology and technology-related industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

Tracking Error Risk. For funds that are managed to an index, the fund may not track the index perfectly because differences between the index and the fund’s portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the fund’s performance is affected by factors such as the size of the fund’s portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the fund and changes in the index.

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In addition, the returns from a specific type of security (for example, mid-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

Underlying Fund Selection Risk. For funds-of-funds, the risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the investment category.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP program is subject to change.

Value Securities Risk. Value securities involve the risk that they may never reach what the portfolio managers believe is their full market value either because the market fails to recognize the stock’s intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

INVESTMENT STRATEGIES

The following information supplements the discussion of each fund’s investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.

Borrowing
If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund’s holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk.

Cash/Money Market Instruments
Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers’ acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

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Bankers’ acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

Bank certificates of deposit are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

A fund may invest its daily cash balance in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use of the Columbia funds and other institutional clients of Columbia Management.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk and Inflation Risk.

Collateralized Bond Obligations
Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into “tiers.” Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments — money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tiers investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Credit Risk, Interest Rate Risk and Prepayment and Extension Risk.

Commercial Paper
Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk and Liquidity Risk.

Common Stock
Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Market Risk, and Small and Mid-Sized Company Risk.

Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a

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convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Corporate Bonds
Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government or its agencies or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as “debentures.” See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Debt Obligations
Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield Debt Securities (Junk Bonds).)

Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating agency or its rating system, a fund will attempt to use comparable ratings as standards for selecting investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

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Depositary Receipts
Some foreign securities are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

Derivative Instruments
Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or “derive” from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward- based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as “futures contracts.” Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security if the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the mean of the last bid and ask prices.

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Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract’s value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.

A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The fund, therefore, is not subject to registration or regulation as a commodity pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor’s obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Indexes. Options on indexes are securities traded on national securities exchanges. An option on an index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Options may also be traded with respect to other types of indexes, such as options on indexes of commodities futures.

Currency Options. Options on currencies are contracts that give the buyer the right, but not the obligation, to buy (call options) or sell (put options) a specified amount of a currency at a predetermined price (strike price) on or before the option matures (expiry date). Conversely, the seller has the obligation to buy or sell a currency option upon exercise of the option by the purchaser. Currency options are traded either on a national securities exchange or over-the-counter.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as part of a mixed straddle and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities. Any losses incurred on securities that are part of a straddle may be deferred to the extent there is unrealized appreciation on the offsetting position until the offsetting position is sold. Federal income tax treatment of gains or losses from transactions in options, options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

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The Internal Revenue Service (IRS) has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund’s agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager’s ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party’s obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Derivatives Risk and Liquidity Risk.

Exchange-Traded Funds
Exchange-traded funds (ETFs) represent shares of ownership in funds, unit investment trusts or depositary receipts. ETFs hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. The funds’ ability to redeem redemption units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. There is a risk that Underlying ETFs in which a fund invests may terminate due to extraordinary events. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

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Although one or more of the other risks described in this SAI may apply, investments in ETFs involve the same risks associated with a direct investment in the types of securities included in the indices the ETFs are designed to replicate, including Market Risk. ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount. Although the funds believe that, in the event of the termination of an ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. Finally, there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) if more than 10% of such fund’s total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies in excess of these limits.

ETFs, because they invest in other securities (e.g., common stocks of small-, mid- and large capitalization companies (U.S. and foreign, including, for example, real estate investment trusts and emerging markets securities) and fixed income securities), are subject to the risks of investment associated with these and other types of investments, as described in this SAI.

Floating Rate Loans
Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.

A fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund’s net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the fund will invest, however, the investment manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The investment manager’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of loans the fund will invest in will be rated by one or more of the nationally recognized rating agencies. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate

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activities. The highly leveraged capital structure of certain borrowers may make such loans especially vulnerable to adverse changes in economic or market conditions. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.

Certain of the loans acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the investment manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a fund’s portfolio. Possession of such information may in some instances occur despite the investment manager’s efforts to avoid such possession, but in other instances the investment manager may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the investment manager’s ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on the investment manager’s ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the investment manager may hold other securities issued by borrowers whose floating rate loans may be held in a fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, the investment manager may owe conflicting fiduciary duties to the fund and other client accounts. The investment manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment manager’s client accounts collectively held only a single category of the issuer’s securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with floating rate loans include: Credit Risk and Prepayment and Extension Risk.

Foreign Currency Transactions
Investments in foreign securities usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund’s NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes.

A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship

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between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain.

This method of protecting the value of the fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

A fund may also enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

Absolute Return Currency and Income Fund is designed to invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar. This strategy may also be employed by other funds. Unanticipated changes in the currency exchange results could result in poorer performance for funds that enter into these types of transactions.

A fund may designate cash or securities in an amount equal to the value of the fund’s total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund’s commitments on such contracts.

At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

For Absolute Return Currency and Income Fund, it is possible, under certain circumstances, including entering into forward currency contracts for investment purposes, that the fund may have to limit or restructure its forward contract currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code.

Options on Foreign Currencies. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

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Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer’s

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creditworthiness deteriorates. Because the value of a fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund’s investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. (See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

Foreign Securities
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the admission of other countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk and Issuer Risk.

Funding Agreements
A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

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High-Yield Debt Securities (Junk Bonds)
High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

Illiquid and Restricted Securities
Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include: Liquidity Risk.

Indexed Securities
The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than

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the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk and Market Risk.

Inflation Protected Securities
Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor’s assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

Initial Public Offerings (IPOs)
Companies issuing IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Funds that invest in IPOs can be affected by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.

Although one or more risks described in this SAI may apply, the largest risks associated with IPOs include: Small and Mid-Sized Company Risk and Initial Public Offering (IPO) Risk.

Inverse Floaters
Inverse floaters or inverse floating rate securities are a type of derivative long-term fixed income obligation with a floating or variable interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. As with all long-term fixed income securities, the price of the inverse floater moves inversely with long-term interest rates; as long-term interest rates go down, the price of the inverse floater moves up and, when long-

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term interest rates go up, the price of the inverse floater moves down. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down).

In the municipal market an inverse floater is typically created when the owner of a municipal fixed rate bond transfers that bond to a trust in exchange for cash and a residual interest in the trust’s assets and cash flows (inverse floater certificates). The trust funds the purchase of the bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust’s underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. The holder of the inverse floating rate securities typically has the right to (1) cause the holders of the short-term floating rate notes to tender their notes at par ($100) and (2) to return the inverse floaters and withdraw the underlying bonds, thereby collapsing the trust. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with transactions in inverse floaters include: Interest Rate Risk, Credit Risk, Liquidity Risk and Market Risk.

Investment Companies
Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Market Risk.

Lending of Portfolio Securities
To generate additional income, a fund may lend up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. JPMorgan Chase Bank, N.A. serves as lending agent (the Lending Agent) to the funds pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board.

Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities. Collateral may consist of cash, securities issued by the U.S. government or its agencies or instrumentalities (collectively, “U.S. government securities”) or such other collateral as may be approved by the Board. For loans secured by cash, the fund retains the interest earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the fund. If the market value of the loaned securities goes up, the Lending Agent will request additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a fund or a borrower at any time. A fund may choose to terminate a loan in order to vote in a proxy solicitation if the fund has knowledge of a material event to be voted on that would affect the fund’s investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers a fund may use and a fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. To the extent that the value or return of a fund’s investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The investment manager is not responsible for any loss incurred by the funds in connection with the securities lending program.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include: Credit Risk.

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Loan Participations
Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk.

Mortgage- and Asset-Backed Securities
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity. The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset- backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage and asset-backed securities include: Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

Mortgage Dollar Rolls
Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on

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the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk and Interest Rate Risk.

Municipal Obligations
Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia, Guam and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either “general obligations” or “revenue obligations.”

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

Preferred Stock
Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk and Market Risk.

Real Estate Investment Trusts
Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as

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shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Interest Rate Risk, Issuer Risk and Market Risk.

Repurchase Agreements
Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser’s ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk.

Reverse Repurchase Agreements
In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk and Interest Rate Risk.

Short Sales
In short-selling transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a fund must borrow the security to make delivery to the buyer. A fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit-linked instruments, and swap contracts.

A fund may not always be able to borrow a security it wants to sell short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a fund will fluctuate in response to the movements in the market. Fund performance also will depend on the effectiveness of the investment manager’s research and the management team’s investment decisions.

Short sales also involve other costs. A fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a fund may be required to pay a premium. A fund also will incur truncation costs in effecting short sales. The amount of any ultimate gain for a fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a fund may be required to pay in connection with the short sale. Until a fund closes the short position, it will earmark and reserve fund assets, in cash or liquid securities to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

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Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Market Risk and Short Sales Risk.

Sovereign Debt
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk and Foreign/Emerging Markets Risk.

Structured Investments
A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result a given class of a structured security may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Credit Risk and Liquidity Risk.

Swap Agreements
Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party’s investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of a fund’s investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. A fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

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Swap agreements are usually entered into without an upfront payment because the value of each party’s position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.

Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. In a typical total return equity swap, payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Swaption Transaction. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.

Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Credit Default Swaps. Credit default swaps are contracts in which third party credit risk is transferred from one party to another party by one party, the protection buyer, making payments to the other party, the protection seller, in return for the ability of the protection buyer to deliver a reference obligation, or portfolio of reference obligations, to the protection seller upon the occurrence of certain credit events relating to the issuer of the reference obligation and receive the notional amount of the reference obligation from the protection seller. A fund may use credit default swaps for various purposes including to increase or decrease its credit exposure to various issuers. For example, as a seller in a transaction, a fund could use credit default swaps as a way of increasing investment exposure to a particular issuer’s bonds in lieu of purchasing such bonds directly. Similarly, as a buyer in a transaction, a fund may use credit default swaps to hedge its exposure on bonds that it owns or in lieu of selling such bonds. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the fund. The fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized

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with respect to the default event that triggers purchase or other factors. As a seller, the fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

Credit default swap agreements can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or “earmark” cash or other liquid assets, or enter into certain offsetting positions, with a value at least equal to the fund’s exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or “earmark” cash or other liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or “earmarking” will ensure that the fund has assets available to satisfy its obligations with respect to the transaction. Such segregation or “earmarking” will not limit the fund’s exposure to loss.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk, Liquidity Risk and Market Risk.

U.S. Government and Related Obligations
U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations.

U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S. depository institutions insured by the FDIC (and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (the “TLGP”). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. It is the view of the FDIC and the staff of the Securities and Exchange Commission that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under Section 3(a)(2) of the Securities Act of 1933 because such security would be fully and unconditionally guaranteed by the FDIC.

Investing in securities guaranteed under the TLGP is subject to certain risks. Given that there is a limited track record for securities guaranteed under the TLGP, it is uncertain whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread and it is uncertain how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP program is subject to change. In order to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss to the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed.

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Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government can or would provide financial support to any of these entities, including whether or not the U.S. Government is obligated to do so by law.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include: Credit Risk, Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Variable- or Floating-Rate Securities
Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include: Credit Risk.

Warrants
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Market Risk.

When-Issued Securities and Forward Commitments
When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk.

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Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities
These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero- coupon, step-coupon, and pay-in-kind securities include: Credit Risk and Interest Rate Risk.

A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

Securities Transactions

Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management services agreements, and subadviser agreements, as applicable, the investment manager or subadviser is authorized to determine, consistent with a fund’s investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each fund, the investment manager, any subadviser and Columbia Management Investment Distributors, Inc. (principal underwriter and distributor of the funds) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A fund’s securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer’s profit, if any, is the difference, or spread, between the dealer’s purchase and sale price for the security.

Broker-Dealer Selection
In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security’s trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

Commission Dollars
Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the fund, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as “soft dollars,” generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information;

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accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple accounts, including the funds (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular account or fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager’s or subadviser’s overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A “step-out” is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager or subadviser and a fund. However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the “safe harbor” of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes (“mixed use” items). The investment manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that fund commissions pay only for the investment decision-making portion of a mixed-use item.

Affiliate Transactions
Subject to applicable legal and regulatory requirements, the fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of the fund (e.g., due to, among other factors, their or their affiliates’ ownership or control of shares of the fund) may have an interest that potentially conflicts with the interests of the fund. For example, an affiliate of Ameriprise Financial may sell securities to the fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent the fund from engaging in transactions with an affiliate of the fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of the fund participates.

Trade Aggregation and Allocation
Generally, orders are processed and executed in the order received. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

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Certain Investment Limitations
From time to time, the investment manager or subadviser for a fund and their respective affiliates (“adviser group”) will be trading in the same securities or be deemed to beneficially hold the same securities. Due to regulatory and other restrictions or limits in various countries or industry- or issuer-specific restrictions or limitations (e.g., poison pills) that restrict the amount of securities or other investments of an issuer that may be held on an aggregate basis by an adviser group, a fund may be limited or prevented from acquiring securities of an issuer that the fund’s adviser may otherwise prefer to purchase. For example, many countries limit the amount of outstanding shares that may be held in a local bank by an adviser group. In these circumstances, a fund may be limited or prevented from purchasing additional shares of a bank if the purchase would put the adviser group over the regulatory limit when the adviser group’s holdings are combined together or with the holdings of the funds’ affiliates, even if the purchases alone on behalf of a specific fund would not be in excess of such limit. Additionally, regulatory and other applicable limits are complex and vary significantly, including, among others, from country to country, industry to industry and issuer to issuer. However, given the complexity of these limits, a fund’s adviser may inadvertently breach these limits, and a fund may be required to sell securities of an issuer in order to be in compliance with such limits even if the fund’s adviser may otherwise prefer to continue to hold such securities. At certain times, the funds may be restricted in their investment activities because of relationships an affiliate of the fund’s, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities.

The investment manager has portfolio management teams in its multiple geographic locations that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in the multiple geographic locations, it operates in this structure subject to its duty to seek best execution.

The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 4. Total Brokerage Commissions

Total Brokerage Commissions
Fund	2011	2010	2009
For funds with fiscal period ending January 31

Columbia Income Builder Fund	$0	$0	$0

Columbia Portfolio Builder Aggressive	0	0	0

Columbia Portfolio Builder Conservative	0	0	0

Columbia Portfolio Builder Moderate	0	0	0

Columbia Portfolio Builder Moderate Aggressive	0	0	0

Columbia Portfolio Builder Moderate Conservative	0	0	0

For funds with fiscal period ending March 31

Columbia Equity Value	317,997	357,285	525,309

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	20,388	26,985	38,789

Columbia Recovery and Infrastructure	329,036	527,728	128,097	(a)

Columbia Retirement Plus 2010	0	0	0

Columbia Retirement Plus 2015	0	0	0

Columbia Retirement Plus 2020	0	0	0

Columbia Retirement Plus 2025	0	0	0

Columbia Retirement Plus 2030	0	0	0

Columbia Retirement Plus 2035	0	0	0

Columbia Retirement Plus 2040	0	0	0

Columbia Retirement Plus 2045	0	0	0

Statement of Additional Information – Sept. 29, 2011	Page 45

Total Brokerage Commissions
Fund	2011		2010		2009
For funds with fiscal period ending May 31

Columbia Absolute Return Emerging Markets Macro	$0	(b)	$ N/A		$ N/A

Columbia Absolute Return Enhanced Multi-Strategy	9,476	(c)	N/A		N/A

Columbia Absolute Return Multi-Strategy	10,136	(c)	N/A		N/A

Columbia High Yield Bond	0		0		0

Columbia Multi-Advisor Small Cap Value	553,603		749,980		1,484,768

Columbia U.S. Government Mortgage	17,660		9,489		14,329

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	2,031,035		402,958		673,569

Total Brokerage Commissions
Fund	2011		2010		2009
For funds with fiscal period ending July 31

Columbia Floating Rate	$0		$0		$12,760

Columbia Income Opportunities	0		0		0

Columbia Inflation Protected Securities	40,902		43,426		17,762

Columbia Large Core Quantitative	756,280		2,806,058		2,084,675

Columbia Limited Duration Credit	28,296		8,523		4,188

Columbia Money Market	0		0		0

	2010		2009		2008
For funds with fiscal period ending August 31

Columbia Diversified Bond	121,666		95,997		111,876

Columbia Minnesota Tax-Exempt	1,077		0		3,418

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	2,243,590		4,728,940		4,085,552

Columbia Large Growth Quantitative	459,328		649,261		150,374

Columbia Large Value Quantitative	301,600		378,324		6,631	(d)

Columbia Mid Cap Value Opportunity	2,620,808		2,601,029		1,672,775

Columbia Strategic Allocation	1,004,079		1,248,108		1,049,954

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	0		0		0

Columbia Asia Pacific ex-Japan	677,863		41,731	(e)	N/A

Columbia Emerging Markets Bond	0		0		0

Columbia Emerging Markets Opportunity	2,031,496		2,108,103		3,346,690

Columbia European Equity	189,148		189,286		396,474

Columbia Frontier	469,635		157,476		250,561

Columbia Global Bond	3,201		7,292		18,925

Columbia Global Equity	556,835		581,962		1,185,084

Columbia Global Extended Alpha	20,490		11,397		6,647	(f)

Columbia Multi-Advisor International Value	722,370		959,077		1,558,333

Columbia Seligman Global Technology	1,556,216		1,319,806		1,747,855

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	3,261		315		6,431

Columbia Mid Cap Growth Opportunity	2,758,365		2,752,727		2,165,273

Statement of Additional Information – Sept. 29, 2011	Page 46

	2010	2009	2008
For funds with fiscal period ending December 31

Columbia Government Money Market	0	0	0

Columbia Seligman Communications and Information	9,167,229	12,482,079	11,241,475

Columbia Select Large-Cap Value	180,393	206,322	236,168

Columbia Select Smaller-Cap Value	163,708	123,904	240,154

(a)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.

(e)	For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.

(f)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table. The table also shows portfolio turnover rates for the last two fiscal periods. Higher turnover rates may result in higher brokerage expenses and taxes. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 5. Brokerage Directed for Research and Turnover Rates

	Brokerage directed for research*
			Amount of		Turnover rates
	Amount of		commissions
Fund	transactions		imputed or paid		2011		2010
For funds with fiscal period ending January 31

Columbia Income Builder Fund	$0	(a)	$0	(a)	28%		41%

Columbia Portfolio Builder Aggressive	0	(a)	0	(a)	10		28

Columbia Portfolio Builder Conservative	0	(a)	0	(a)	16		26

Columbia Portfolio Builder Moderate	0	(a)	0	(a)	9		26

Columbia Portfolio Builder Moderate Aggressive	0	(a)	0	(a)	11		28

Columbia Portfolio Builder Moderate Conservative	0	(a)	0	(a)	15		30

For funds with fiscal period ending March 31

Columbia Equity Value	262,340,445		125,784		37		30

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	17,407,285		8,191		28		31

Columbia Recovery and Infrastructure	178,552,893		129,291		17		11

Columbia Retirement Plus 2010	0	(a)	0	(a)	91		53

Columbia Retirement Plus 2015	0	(a)	0	(a)	89		126

Columbia Retirement Plus 2020	0	(a)	0	(a)	98		53

Columbia Retirement Plus 2025	0	(a)	0	(a)	89		52

Columbia Retirement Plus 2030	0	(a)	0	(a)	91		57

Columbia Retirement Plus 2035	0	(a)	0	(a)	95		54

Columbia Retirement Plus 2040	0	(a)	0	(a)	94		55

Columbia Retirement Plus 2045	0	(a)	0	(a)	94		64

For funds with fiscal period ending May 31

Columbia Absolute Return Emerging Markets Macro	0	(b)	0	(b)	5	(b)	N/A

Columbia Absolute Return Enhanced Multi-Strategy	19,476	(c)	9	(c)	11	(c)	N/A

Columbia Absolute Return Multi-Strategy	923,397	(c)	413	(c)	16	(c)	N/A

Columbia High Yield Bond	0		0		96		94

Columbia Multi-Advisor Small Cap Value	48,161,790		75,794		54		80

Columbia U.S. Government Mortgage	0		0		465	(d)	519	(d)

Statement of Additional Information – Sept. 29, 2011	Page 47

	Brokerage directed for research*
		Amount of	Turnover rates
	Amount of	commissions
Fund	transactions	imputed or paid	2010		2009
For funds with fiscal period ending June 30

Columbia Dividend Opportunity	$1,796,943,593	$869,624	105%		23%

For funds with fiscal period ending July 31

Columbia Floating Rate	0	0	69		68

Columbia Income Opportunities	0	0	84		86

Columbia Inflation Protected Securities	0	0	99		177	(e)

Columbia Large Core Quantitative	489,539,192	523,558	57		75

Columbia Limited Duration Credit	0	0	104		101

Columbia Money Market	0	0	N/A		N/A
			2010		2009
For funds with fiscal period ending August 31

Columbia Diversified Bond	0	0	420	%(f)	371	%(f)

Columbia Minnesota Tax-Exempt	0	0	21		33

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	715,949,314	378,675	34		38

Columbia Large Growth Quantitative	17,600,018	4,548	98		58

Columbia Large Value Quantitative	4,349,506	1,271	99		63

Columbia Mid Cap Value Opportunity	490,003,447	491,867	50		42

Columbia Strategic Allocation	1,141,601	1,293	114	(d)	136	(d)

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	0	0	0		16

Columbia Asia Pacific ex-Japan	216,699,313	557,010	21		4	(g)

Columbia Emerging Markets Bond	0	0	38		62

Columbia Emerging Markets Opportunity	790,802,436	1,790,999	96		149

Columbia European Equity	133,688,585	174,225	115		154

Columbia Frontier	62,648,376	77,789	160		162

Columbia Global Bond	0	0	62		69

Columbia Global Equity	280,057,610	455,880	54		81

Columbia Global Extended Alpha	9,351,743	15,992	128		133

Columbia Multi-Advisor International Value	185,780,737	120,229	34		63

Columbia Seligman Global Technology	48,298	91,337	111		150

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	0	0	23		29

Columbia Mid Cap Growth Opportunity	562,623,170	720,519	96		126

For funds with fiscal period ending December 31

Columbia Government Money Market	N/A	N/A	N/A		N/A

Columbia Select Large-Cap Value	27,222,062	31,000	12		24

Columbia Select Smaller-Cap Value	1,854,489	3,350	5		7

Columbia Seligman Communications and Information	1,435,031,366	2,108,407	105		150

*	Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. Columbia Management also receives proprietary research from brokers, but these amounts have not been included in the table.

(a)	The underlying funds may have directed transactions to firms in exchange for research services.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been: 253% and 246% for Columbia U.S. Government Mortgage Fund for the fiscal periods ended May 31, 2011 and 2010, respectively; 229% and 184% for Columbia Diversified Bond for the fiscal periods ended Aug. 31, 2010 and 2009, respectively; and 113% and 116% for Columbia Strategic Allocation Fund for the fiscal periods ended Sept. 30, 2010 and 2009, respectively.

Statement of Additional Information – Sept. 29, 2011	Page 48

(e)	A significant portion of the turnover was the result of “roll” transactions in liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transaction costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, this activity is expected to enhance the returns on the fund.

(f)	The fund’s turnover rate has historically been low. The increase in turnover rate is primarily a result of repositioning holdings after management changes in the first quarter of 2009 and following a more active management style.

(g)	For the period from July 15, 2009 (when the Fund became publicly available) to Oct. 31, 2009.

As of the end of the most recent fiscal period, the fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 6. Securities of Regular Brokers or Dealers

		Value of securities owned at
Fund	Issuer	end of fiscal period
For funds with fiscal period ending January 31

Columbia Income Builder Fund	None	N/A

Columbia Portfolio Builder Aggressive	None	N/A

Columbia Portfolio Builder Conservative	None	N/A

Columbia Portfolio Builder Moderate	None	N/A

Columbia Portfolio Builder Moderate Aggressive	None	N/A

Columbia Portfolio Builder Moderate Conservative	None	N/A

For funds with fiscal period ending March 31

Columbia Equity Value	The Goldman Sachs Group, Inc.	23,352,615

	JP Morgan Chase & Co.	29,648,478

	Morgan Stanley	15,558,275

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	The Goldman Sachs Group, Inc.	717,902

Columbia Recovery and Infrastructure	None	N/A

Columbia Retirement Plus 2010	None	N/A

Columbia Retirement Plus 2015	None	N/A

Columbia Retirement Plus 2020	None	N/A

Columbia Retirement Plus 2025	None	N/A

Columbia Retirement Plus 2030	None	N/A

Columbia Retirement Plus 2035	None	N/A

Columbia Retirement Plus 2040	None	N/A

Columbia Retirement Plus 2045	None	N/A

For funds with fiscal period ending May 31

Columbia Absolute Return Emerging Markets Macro	None	N/A

Columbia Absolute Return Enhanced Multi-Strategy	Citigroup, Inc.	35,476

	Eaton Vance Corp.	16,564

	The Goldman Sachs Group, Inc.	54,181

	JPMorgan Chase & Co.	133,828

	Knight Capital Group, Inc.	95,440

	PNC Financial Services Group, Inc.	22,971

Columbia Absolute Return Multi-Strategy	Citigroup, Inc.	129,813

	The Goldman Sachs Group, Inc.	163,528

	Jefferies Group, Inc.	(53,313)

	JPMorgan Chase & Co.	345,877

	Legg Mason, Inc.	(45,549)

	The Charles Schwab Corp.	(68,150)

Columbia High Yield Bond	E*TRADE Financial Corp.	17,886,794

Columbia Multi-Advisor Small Cap Value	None	N/A

Statement of Additional Information – Sept. 29, 2011	Page 49

		Value of securities owned at
Fund	Issuer	end of fiscal period
Columbia U.S. Government Mortgage	Bear Stearns Asset Backed Securities Trust	$174,921

	Bear Stearns Commercial Mtge Securities	1,362,299

	Citigroup Mortgage Loan Trust, Inc.	17,951,136

	Credit Suisse Mortgage Capital Certificates	14,493,729

	Jefferies & Co., Inc.	8,115,160

	JPMorgan Chase Commercial Mortgage Securities	1,304,614

	JPMorgan Reremic	1,968,248

	Morgan Stanley ABS Capital I	2,583,397

	Morgan Stanley Capital I	2,839,450

	Morgan Stanley Reremic	11,687,071

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	The Goldman Sachs Group, Inc.	19,388,929

	JPMorgan Chase & Co.	24,731,650

	Morgan Stanley	17,317,165

For funds with fiscal period ending July 31

Columbia Floating Rate	Nuveen Floating Rate Income Opportunity Fund	452,103

	Nuveen Investments	537,687

Columbia Income Opportunities	E*TRADE Financial	27,605,475

	Nuveen Investments, Inc.	239,775

Columbia Inflation Protected Securities	Bear Stearns Commercial Mortgage Securities	1,693,274

	Credit Suisse Mortgage Capital Certificates	449,200

	GS Mortgage Securities Corp. II	426,972

	JPMorgan Chase Commercial Mortgage Securities	1,595,079

	JPMorgan Mortgage Trust	2,665,822

	JPMorgan Reremic	1,537,745

	LB-UBS Commercial Mortgage Trust	3,604,576

	Morgan Stanley Capital I	2,727,417

	Morgan Stanley Reremic Trust	8,693,584

Columbia Large Core Quantitative	Citigroup	16,537,619

	Franklin Resources, Inc.	60,510,533

	JPMorgan Chase & Co.	104,845,793

Columbia Limited Duration Credit	Citigroup, Inc.	7,065,669

	The Goldman Sachs Group, Inc.	10,604,293

	JPMorgan Chase & Co.	10,540,237

	Morgan Stanley	9,279,054

Columbia Money Market	None	N/A

For funds with fiscal period ending August 31

Columbia Diversified Bond	Bear Stearns Adjustable Rate Mortgage Trust	5,214,463

	Bear Stearns Alt-A Trust	22,769

	Bear Stearns Asset-Backed Securities Trust	3,855,171

	Bear Stearns Commercial Mortgage Securities	2,278,870

	Bear Stearns Mortgage Funding Trust	680,868

	ChaseFlex Trust	1,470,112

	Citigroup, Inc.	44,244,737

	Citigroup Commercial Mortgage Trust	3,387,078

	Citigroup/Deutsche Bank Commercial Mortgage Trust	25,824,909

Statement of Additional Information – Sept. 29, 2011	Page 50

		Value of securities owned at
Fund	Issuer	end of fiscal period
	Citigroup Mortgage Loan Trust, Inc.	$37,740,867

	Credit Suisse Mortgage Capital Certificates	59,851,574

	Credit Suisse First Boston Mortgage Securities Corp.	15,808,795

	GS Mortgage Securities Corp. II	46,506,875

	The Goldman Sachs Group, Inc.	37,320,156

	Jefferies & Co., Inc.	6,723,914

	JPMorgan Chase & Co.	41,539,862

	JPMorgan Chase Commercial Mortgage Securities Corp.	104,835,640

	JPMorgan Mortgage Trust	3,844,284

	JPMorgan Remeric	4,562,368

	LB-UBS Commercial Mortgage Trust	35,858,704

	Lehman Brothers Holdings, Inc.*	2,204,363

	Merrill Lynch Mortgage Trust	1,656,762

	Morgan Stanley	36,602,643

	Morgan Stanley Capital I	16,918,724

	Morgan Stanley Reremic Trust	50,927,555

Columbia Minnesota Tax-Exempt	None	N/A

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	The Goldman Sachs Group, Inc.	89,866,879

	JPMorgan Chase & Co.	108,516,784

	Morgan Stanley	58,963,161

Columbia Large Growth Quantitative	Franklin Resources, Inc.	2,794,152

	The Goldman Sachs Group, Inc.	12,973,453

Columbia Large Value Quantitative	Citigroup, Inc.	1,992,549

	Franklin Resources, Inc.	1,624,238

	JPMorgan Chase & Co.	10,305,549

	Morgan Stanley	1,373,146

	PNC Financial Services Group, Inc.	4,267,366

Columbia Mid Cap Value Opportunity	None	N/A

Columbia Strategic Allocation	Arlington Asset Investment Corp.	219,114

	Citigroup, Inc.	15,439,449

	Citigroup/Deutsche Bank Commercial Mortgage Trust	188,494

	Credit Suisse Group	829,354

	E*TRADE Financial Corp.	332,338

	Franklin Resources, Inc.	2,361,742

	Goldman, Sachs & Co.	1,000,000

	The Goldman Sachs Group, Inc.	8,932,874

	GS Mortgage Securities II	905,693

	JPMorgan Chase & Co.	6,124,435

	JPMorgan Chase Commercial Mortgage Securities	2,077,211

	Knight Capital Group Class A	297,501

	LB-UBS Commercial Mortgage Trust	600,961

	Morgan Stanley	7,217,346

	Morgan Stanley Capital 1	1,340,760

	PNC Financial Services Group, Inc.	6,759,929

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	GS Mortgage Securities II	2,818,152

	Lehman Brothers Holdings, Inc.*	136,000

Statement of Additional Information – Sept. 29, 2011	Page 51

		Value of securities owned at
Fund	Issuer	end of fiscal period
Columbia Asia Pacific ex-Japan	None	N/A

Columbia Emerging Markets Bond	Morgan Stanley	$1,195,868

Columbia Emerging Markets Opportunity	None	N/A

Columbia European Equity	Credit Suisse Group AG	946,036

Columbia Frontier	E*Trade Financial Corp.	1,124,109

Columbia Global Bond	Citigroup	1,643,537

	Citigroup Commercial Mortgage Trust	1,822,872

	Credit Suisse First Boston Mortgage Securities Corp.	464,637

	GS Mortgage Securities Corp. II	1,167,396

	The Goldman Sachs Group, Inc.	1,445,779

	JPMorgan Chase & Co.	2,170,720

	JPMorgan Chase Commercial Mortgage Securities Corp	2,723,990

	LB-UBS Commercial Mortgage Trust	3,368,905

	Morgan Stanley	3,127,492

	Morgan Stanley Capital 1	1,388,870

Columbia Global Equity	Citigroup, Inc.	4,727,308

	Credit Suisse Group AG	3,581,884

	JPMorgan Chase & Co.	5,390,197

Columbia Global Extended Alpha	None	N/A

Columbia Multi-Advisor International Value	None	N/A

Columbia Seligman Global Technology	None	N/A

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	None	N/A

Columbia Mid Cap Growth Opportunity	E*TRADE Financial Corp.	5,588,096

For funds with fiscal period ending December 31

Columbia Government Money Market	None	N/A

Columbia Select Large-Cap Value	JPMorgan Chase & Co.	19,089,000

	Morgan Stanley	10,884,000

Columbia Select Smaller-Cap Value	None	N/A

Columbia Seligman Communications and Information	None	N/A

*	Subsequent to Aug. 31, 2008. Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.

Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

No brokerage commissions were paid by a fund in the last three fiscal periods to brokers affiliated with the fund’s investment manager, unless otherwise shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Statement of Additional Information – Sept. 29, 2011	Page 52

Table 7. Brokerage Commissions Paid to Investment Manager or Affiliates

Percent of
aggregate
			Aggregate		dollar	Aggregate	Aggregate
			dollar		amount of	dollar	dollar
			amount of	Percent of	transactions	amount of	amount of
			commissions	aggregate	involving	commissions	commissions
		Nature of	paid to	brokerage	payment of	paid to	paid to
	Broker	affiliation	broker	commissions	commissions	broker	broker

Fund			2010			2009	2008

For funds with fiscal period ending October 31

Columbia Multi-Advisor International Value	Sanford Bernstein	(1)	$0	—	—	$0	$1,677

(1)	Affiliate of AllianceBernstein L.P., a subadviser.

Valuing Fund Shares

As of the end of the most recent fiscal period, the computation of net asset value per share of a class of a fund was based on net assets of that class divided by the number of class shares outstanding as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1. All expenses of a fund, including the management fee and administrative services fee and, as applicable, distribution and plan administration fees, are accrued daily and taken into account for the purpose of determining NAV.

Table 8. Valuing Fund Shares

Fund*	Net assets	Shares outstanding	Net asset value of one Share
For funds with fiscal period ending January 31

Columbia Income Builder
Class A	$199,434,485	18,847,124	$10.58
Class B	18,295,395	1,723,326	10.62
Class C	17,731,776	1,670,906	10.61
Class R	2,582	243	10.63
Class R4	10,592	1,000	10.59
Class Z	88,854	8,393	10.59

Columbia Portfolio Builder Aggressive
Class A	489,241,362	47,572,430	10.28
Class B	66,322,906	6,476,482	10.24
Class C	31,771,501	3,132,498	10.14
Class R	2,717	265	10.25
Class R4	460,721	44,720	10.30
Class Z	2,720	265	10.26

Columbia Portfolio Builder Conservative
Class A	217,146,673	20,807,124	10.44
Class B	30,599,281	2,941,951	10.40
Class C	26,212,361	2,521,974	10.39
Class R	2,548	244	10.44
Class R4	81,162	7,838	10.35
Class Z	19,666	1,884	10.44

Columbia Portfolio Builder Moderate
Class A	1,164,732,153	108,735,750	10.71
Class B	153,335,501	14,384,798	10.66
Class C	90,001,232	8,449,163	10.65
Class R	2,653	248	10.70
Class R4	759,666	70,982	10.70
Class Z	7,296	681	10.71

Statement of Additional Information – Sept. 29, 2011	Page 53

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Columbia Portfolio Builder Moderate Aggressive
Class A	$1,007,305,971	95,949,717	$10.50
Class B	136,937,876	13,105,413	10.45
Class C	63,198,888	6,060,653	10.43
Class R	2,698	257	10.50
Class R4	992,047	94,380	10.51
Class Z	4,566	435	10.50

Columbia Portfolio Builder Moderate Conservative
Class A	400,064,171	37,830,292	10.58
Class B	52,031,670	4,936,029	10.54
Class C	35,527,736	3,373,147	10.53
Class R	2,601	246	10.57
Class R4	110,717	10,522	10.52
Class Z	21,260	2,010	10.58

For funds with fiscal period ending March 31

Columbia Equity Value
Class A	729,078,264	66,152,052	11.02
Class B	32,311,465	2,916,222	11.08
Class C	4,976,540	455,123	10.93
Class I	9,832	891	11.03
Class R	34,358	3,118	11.02
Class R3	7,912	715	11.07
Class R4	13,828,016	1,251,627	11.05
Class R5	1,065,648	96,634	11.03
Class W	20,399,911	1,850,261	11.03
Class Z	2,957	268	11.03

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity
Class A	26,783,230	1,520,520	17.61
Class B	1,286,755	73,824	17.43
Class C	3,003,901	173,188	17.34
Class I	2,670	151	17.68
Class Z	2,972	168	17.69

Columbia Recovery and Infrastructure
Class A	711,891,561	29,687,342	23.98
Class B	25,379,616	1,071,806	23.68
Class C	50,102,461	2,115,340	23.69
Class I	89,990,387	3,730,114	24.13
Class R	160,233	6,727	23.82
Class R4	822,584	34,254	24.01
Class R5	108,818	4,517	24.09
Class Z	256,185,386	10,622,244	24.12

Columbia Retirement Plus 2010
Class A	3,664,354	396,266	9.25
Class C	394,499	42,813	9.21
Class R	4,331	468	9.25
Class Z**	6,763,719	730,408	9.26

Columbia Retirement Plus 2015
Class A	6,055,118	644,634	9.39
Class C	308,197	33,029	9.33
Class R	5,572	593	9.40
Class Z**	18,469,521	1,959,319	9.43

Columbia Retirement Plus 2020
Class A	6,304,207	698,138	9.03
Class C	43,480	4,845	8.97
Class R	142,707	15,819	9.02
Class Z**	19,983,822	2,200,578	9.08

Statement of Additional Information – Sept. 29, 2011	Page 54

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Columbia Retirement Plus 2025
Class A	$4,599,138	503,800	$9.13
Class C	879,252	96,765	9.09
Class R	43,921	4,810	9.13
Class Z**	28,433,230	3,091,680	9.20

Columbia Retirement Plus 2030
Class A	3,433,421	373,050	9.20
Class C	33,745	3,688	9.15
Class R	16,628	1,807	9.20
Class Z**	28,886,566	3,130,727	9.23

Columbia Retirement Plus 2035
Class A	2,872,342	315,788	9.10
Class C	158,768	17,551	9.05
Class R	6,398	702	9.11
Class Z**	21,936,294	2,399,451	9.14

Columbia Retirement Plus 2040
Class A	2,035,574	229,738	8.86
Class C	2,889	328	8.81
Class R	14,473	1,630	8.88
Class Z**	16,573,196	1,859,829	8.91

Columbia Retirement Plus 2045
Class A	2,012,639	221,731	9.08
Class C	261,143	28,938	9.02
Class R	5,121	563	9.10
Class R4	15,205	1,672	9.09
Class Z**	17,362,871	1,904,675	9.12

For funds with fiscal period ending May 31

Columbia Absolute Return Emerging Markets Macro
Class A	2,502	250	10.01
Class B	2,499	250	10.00
Class C	2,499	250	10.00
Class I	15,003,430	1,498,500	10.01
Class R	2,501	250	10.00
Class W	2,502	250	10.01
Class Z	17,532,236	1,752,018	10.01

Columbia Absolute Return Enhanced Multi-Strategy
Class A	11,745,769	1,183,895	9.92
Class B	28,454	2,873	9.90
Class C	970,043	97,855	9.91
Class I	27,766,821	2,798,298	9.92
Class R	2,478	250	9.91
Class W	2,479	250	9.92
Class Z	716,502	72,206	9.92

Columbia Absolute Return Multi-Strategy
Class A	11,301,025	1,131,853	9.98
Class B	61,786	6,195	9.97
Class C	1,350,030	135,268	9.98
Class I	59,115,150	5,916,951	9.99
Class R	2,495	250	9.98
Class W	2,496	250	9.98
Class Z	361,841	36,230	9.99

Statement of Additional Information – Sept. 29, 2011	Page 55

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Columbia High Yield Bond
Class A	$1,339,627,507	468,078,955	$2.86
Class B	62,819,748	21,964,271	2.86
Class C	76,236,907	26,816,405	2.84
Class I	132,683,809	46,456,604	2.86
Class R	7,156,135	2,493,387	2.87
Class R3	7,418,139	2,578,590	2.88
Class R4	61,281,643	21,394,600	2.86
Class R5	11,383,753	3,984,577	2.86
Class W	89,505,982	31,513,808	2.84
Class Z	12,525,722	4,389,298	2.85

Columbia Multi-Advisor Small Cap Value
Class A	323,548,067	52,312,599	6.18
Class B	37,803,996	6,660,841	5.68
Class C	10,054,855	1,767,449	5.69
Class I	48,387,053	7,499,137	6.45
Class R	1,950,733	317,036	6.15
Class R3	2,946,485	470,434	6.26
Class R4	2,249,999	355,578	6.33
Class R5	17,343,670	2,721,739	6.37
Class Z	4,338,102	674,170	6.43

Columbia U.S. Government Mortgage
Class A	519,454,086	95,073,300	5.46
Class B	16,023,601	2,931,225	5.47
Class C	14,661,096	2,679,327	5.47
Class I	221,198,104	40,508,341	5.46
Class R4	71,575	13,116	5.46
Class Z	51,911,801	9,508,646	5.46

For funds with fiscal period ending June 30

Columbia Dividend Opportunity
Class A	1,630,280,188	196,072,262	8.31
Class B	65,777,234	7,961,623	8.26
Class C	52,281,475	6,359,843	8.22
Class I	232,481,489	27,883,115	8.34
Class R	464,319	55,734	8.33
Class R4	3,795,253	455,024	8.34
Class R5	21,589,232	2,587,486	8.34
Class W	21,260,180	2,553,333	8.33
Class Z	138,659,036	16,634,844	8.34

For funds with fiscal period ending July 31

Columbia Floating Rate Fund
Class A	419,157,333	46,783,170	8.96
Class B	11,336,721	1,264,522	8.97
Class C	52,577,565	5,867,687	8.96
Class I	82,843,774	9,249,732	8.96
Class R	95,574	10,660	8.97
Class R4	136,815	15,250	8.97
Class R5	4,999	556	8.99
Class W	4,454	497	8.96
Class Z	67,558,377	7,547,276	8.95

Statement of Additional Information – Sept. 29, 2011	Page 56

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Columbia Income Opportunities Fund
Class A	$767,358,930	78,609,870	$9.76
Class B	39,724,932	4,071,575	9.76
Class C	118,257,470	12,122,162	9.76
Class I	209,065,280	21,394,275	9.77
Class R	3,894	399	9.76
Class R4	359,026	36,666	9.79
Class W	2,478	254	9.76
Class Y	10,464,022	1,070,375	9.78
Class Z	880,214,164	89,949,379	9.79

Columbia Inflation Protected Securities Fund
Class A	273,194,763	24,761,212	11.03
Class B	8,845,838	802,228	11.03
Class C	17,962,928	1,630,404	11.02
Class I	202,936,550	18,391,229	11.03
Class R	1,955,036	177,356	11.02
Class R4	75,593	6,856	11.03
Class W	42,039,626	3,804,829	11.05
Class Z	1,433,914	129,987	11.03

Columbia Large Core Quantitative
Class A	2,845,786,252	492,581,277	5.78
Class B	114,106,615	19,887,902	5.74
Class C	23,060,674	4,059,771	5.68
Class I	212,969,116	36,608,853	5.82
Class R	2,579,294	446,859	5.77
Class R4	73,035,829	12,588,788	5.80
Class R5	31,225,180	5,388,059	5.80
Class W	141,510,039	24,373,458	5.81
Class Z	1,819,932	313,300	5.81

Columbia Limited Duration Credit Fund
Class A	516,915,937	51,164,896	10.10
Class B	8,755,755	867,038	10.10
Class C	72,018,511	7,132,605	10.10
Class I	216,337,487	21,407,752	10.11
Class R4	575,476	56,823	10.13
Class W	12,353,185	1,221,034	10.12
Class Z	29,799,245	2,948,139	10.11

Columbia Money Market
Class A	2,170,619,310	2,170,422,448	1.00
Class B	18,616,903	18,616,013	1.00
Class C	12,975,388	12,974,607	1.00
Class I	38,467,272	38,466,758	1.00
Class R	29,776	29,773	1.00
Class R5	883,792	883,741	1.00
Class W	21,133,323	21,131,233	1.00
Class Z	64,787,253	64,782,072	1.00

For funds with fiscal period ending August 31

Columbia Diversified Bond
Class A	3,258,076,487	642,678,449	5.07
Class B	116,363,532	22,963,835	5.07
Class C	61,700,918	12,168,343	5.07
Class I	1,021,032,051	201,137,653	5.08
Class R2	1,040,372	204,835	5.08
Class R3	11,200	2,207	5.07
Class R4	74,983,846	14,807,342	5.06
Class R5	237,004	46,821	5.06
Class W	525,188,670	103,547,472	5.07

Statement of Additional Information – Sept. 29, 2011	Page 57

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Columbia Minnesota Tax-Exempt
Class A	$329,334,780	60,200,883	$5.47
Class B	5,767,557	1,053,321	5.48
Class C	20,225,454	3,696,926	5.47

For funds with fiscal period ending September 30

Columbia Diversified Equity Income
Class A	3,516,017,269	389,395,539	9.03
Class B	246,456,142	27,221,768	9.05
Class C	66,504,755	7,373,898	9.02
Class I	213,082,965	23,613,488	9.02
Class R	10,506,228	1,168,068	8.99
Class R3	103,577,188	11,487,624	9.02
Class R4	217,778,940	24,100,425	9.04
Class R5	60,155,529	6,658,624	9.03
Class W	3,262	361	9.04
Class Z	2,502	277	9.03

Columbia Large Growth Quantitative
Class A	343,147,336	41,220,512	8.32
Class B	2,567,787	312,466	8.22
Class C	1,676,234	203,894	8.22
Class I	228,157,694	27,114,466	8.41
Class R	8,367	1,000	8.37
Class R4	8,391	1,000	8.39
Class W	176,537,944	21,144,075	8.35
Class Z	2,500	297	8.42

Columbia Large Value Quantitative
Class A	3,009,345	367,645	8.19
Class B	225,501	27,754	8.12
Class C	93,969	11,609	8.09
Class I	69,800,213	8,484,965	8.23
Class R	8,174	1,000	8.17
Class R4	14,880	1,814	8.20
Class W	173,685,076	21,218,876	8.19
Class Z	2,501	304	8.23

Columbia Mid Cap Value Opportunity
Class A	1,324,861,234	190,828,987	6.94
Class B	92,369,516	13,858,019	6.67
Class C	45,316,976	6,804,993	6.66
Class I	117,621,210	16,645,131	7.07
Class R	16,531,042	2,401,189	6.88
Class R3	67,911,361	9,816,068	6.92
Class R4	389,349,450	55,711,660	6.99
Class R5	139,751,259	19,946,983	7.01
Class W	3,543	506	7.00
Class Z	2,524	357	7.07

Columbia Strategic Allocation
Class A	945,595,394	104,846,576	9.02
Class B	74,220,445	8,307,991	8.93
Class C	36,613,825	4,121,060	8.88
Class I	3,911	434	9.01
Class R	3,911	434	9.01
Class R4	415,695	46,005	9.04
Class Z	2,506	278	9.01

Statement of Additional Information – Sept. 29, 2011	Page 58

Fund*	Net assets	Shares outstanding	Net asset value of one Share

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income
Class A	$62,208,913	6,219,687	$10.00
Class B	1,006,359	102,217	9.85
Class C	4,702,587	478,184	9.83
Class I	38,718,422	3,837,044	10.09
Class W	63,368,675	6,341,968	9.99
Class Z	14,183	1,405	10.09

Columbia Asia Pacific ex-Japan
Class A	77,994	5,656	13.79
Class C	2,590	188	13.78
Class I	2,592	188	13.79
Class R	2,592	188	13.79
Class R5	512,721,223	37,182,125	13.79
Class Z	2,592	188	13.79

Columbia Emerging Markets Bond
Class A	76,725,071	6,563,738	11.69
Class B	3,568,837	305,715	11.67
Class C	3,622,183	310,872	11.65
Class I	78,153,644	6,684,022	11.69
Class R4	124,205	10,632	11.68
Class W	74,066,903	6,343,020	11.68
Class Z	122,842	10,506	11.69

Columbia Emerging Markets Opportunity
Class A	523,288,192	53,653,023	9.75
Class B	37,312,287	4,319,656	8.64
Class C	38,770,335	4,501,173	8.61
Class I	84,278,781	8,306,376	10.15
Class R	15,164,872	1,561,399	9.71
Class R4	1,402,320	138,188	10.15
Class R5	687,416	67,607	10.17
Class W	2,641	271	9.75
Class Z	21,446	2,114	10.14

Columbia European Equity
Class A	69,831,477	12,044,258	5.80
Class B	4,050,968	701,073	5.78
Class C	1,405,823	245,717	5.72
Class I	7,743	1,336	5.80
Class R4	25,391	4,385	5.79
Class Z	2,626	453	5.80

Columbia Frontier
Class A	70,460,355	7,258,658	9.71
Class B	6,999,653	904,213	7.74
Class C	10,982,957	1,411,669	7.78
Class I	47,858,645	4,624,901	10.35
Class R	106,641	11,220	9.50
Class R4	59,375	5,759	10.31
Class R5	816,227	78,922	10.34
Class Z	2,629	254	10.35

Columbia Global Bond
Class A	246,929,356	33,048,004	7.47
Class B	18,512,676	2,460,622	7.52
Class C	6,162,276	827,014	7.45
Class I	195,612,882	26,157,651	7.48
Class R	5,341	716	7.46
Class R4	407,251	54,466	7.48
Class W	69,842,043	9,357,911	7.46
Class Z	7,523	1,006	7.48

Statement of Additional Information – Sept. 29, 2011	Page 59

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Columbia Global Equity
Class A	$375,168,966	53,042,442	$7.07
Class B	23,894,493	3,605,201	6.63
Class C	10,146,647	1,548,238	6.55
Class I	31,014,538	4,359,437	7.11
Class R	41,009	5,746	7.14
Class R4	7,015,836	983,963	7.13
Class R5	19,408	2,727	7.12
Class W	4,534	639	7.10
Class Z	2,598	365	7.12

Columbia Global Extended Alpha
Class A	4,320,527	207,166	20.86
Class B	303,638	14,721	20.63
Class C	181,374	8,801	20.61
Class I	5,163,998	246,500	20.95
Class R	10,370	500	20.74
Class R4	90,339	4,331	20.86
Class Z	28,234	1,348	20.95

Columbia Multi-Advisor International Value
Class A	427,389,225	69,673,191	6.13
Class B	48,327,297	8,399,429	5.75
Class C	9,217,955	1,609,913	5.73
Class I	185,979,047	29,479,532	6.31
Class R4	384,783	61,460	6.26
Class Z	2,592	411	6.31

Columbia Seligman Global Technology
Class A	418,600,331	20,680,059	20.24
Class B	19,558,319	1,127,143	17.35
Class C	80,127,979	4,614,233	17.37
Class I	28,563,422	1,402,504	20.37
Class R	9,157,934	460,773	19.88
Class R4	533,526	26,294	20.29
Class R5	25,931,713	1,274,128	20.35
Class Z	2,647	130	20.36

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond
Class A	616,281,418	164,962,006	3.74
Class B	7,434,588	1,989,243	3.74
Class C	10,334,749	2,765,304	3.74
Class Z	2,405	644	3.73

Columbia Mid Cap Growth Opportunity
Class A	857,025,529	81,329,035	10.54
Class B	55,302,929	6,362,252	8.69
Class C	12,340,058	1,418,427	8.70
Class I	176,386,121	15,822,311	11.15
Class R	67,417	6,411	10.52
Class R3	27,331	2,595	10.53
Class R4	5,232,199	480,899	10.88
Class Z	2,686	241	11.15

For funds with fiscal period ending December 31

Columbia Government Money Market
Class A	115,614,024	115,623,598	1.00
Class B	3,482,518	3,481,496	1.00
Class C	13,509,335	13,489,555	1.00
Class R	3,440,176	3,440,734	1.00
Class R5	440,330	440,327	1.00
Class Z	1,171,182	1,171,180	1.00

Statement of Additional Information – Sept. 29, 2011	Page 60

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Columbia Select Large-Cap Value
Class A	$271,885,499	18,489,466	$14.70
Class B	5,137,640	371,975	13.81
Class C	48,210,278	3,486,175	13.83
Class I	72,970,868	4,841,229	15.07
Class R	11,593,849	796,565	14.55
Class R4	22,794	1,514	15.06
Class R5	1,606,478	106,463	15.09
Class W	11,832,803	806,994	14.66
Class Z	7,776	516	15.07

Columbia Select Smaller-Cap Value
Class A	380,847,868	23,841,335	15.97
Class B	27,171,959	1,935,309	14.04
Class C	51,712,432	3,678,639	14.06
Class I	10,145,122	596,227	17.02
Class R	15,733,006	1,007,228	15.62
Class R4	3,600,908	212,534	16.94
Class R5	2,288,845	134,582	17.01
Class Z	133,063	7,823	17.01

Columbia Seligman Communications and Information
Class A	3,066,070,816	68,583,469	44.71
Class B	85,897,298	2,315,630	37.09
Class C	767,799,553	20,684,543	37.12
Class I	55,589,782	1,192,278	46.62
Class R	47,553,655	1,086,855	43.75
Class R3	96,339	2,195	43.89
Class R4	506,749	10,916	46.42
Class R5	18,414,461	395,196	46.60
Class Z	679,496	14,576	46.62

*	Prior to Sept. 7, 2010, Class R was known as Class R2.

**	Prior to Sept. 7, 2010, Class Z was known as Class Y.

For Funds other than Money Market Funds. A fund’s securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

•	Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

•	Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

•	Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

•	Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

•	Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

•	Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the Exchange.

•	Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

•	Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Typically, short-term securities maturing in 60 days

Statement of Additional Information – Sept. 29, 2011	Page 61

or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

•	Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

•	When possible, bonds are valued at an evaluated bid by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The assets of funds-of-funds consist primarily of shares of the underlying funds, which are valued at their NAVs. Other securities held by funds-of-funds are valued as described above.

For Money Market Funds. In accordance with Rule 2a-7 of the 1940 Act, all of the securities in the fund’s portfolio are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the fund’s price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of the fund’s securities by the Board, at intervals deemed appropriate by it, to determine whether the fund’s net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The Board must consider any deviation that appears and, if it exceeds 0.5%, it must determine what action, if any, needs to be taken. If the Board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in any other unfair consequences for shareholders, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund’s shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would get if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

Portfolio Holdings Disclosure

The Board and the investment manager believe that the investment ideas of the investment manager and any subadviser with respect to portfolio management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, the Board also believes that knowledge of the fund’s portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

The Board has therefore adopted policies and procedures relating to disclosure of the fund’s portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide portfolio holdings on a selective basis, and the investment manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the fund’s operation or where there are other legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders.

Statement of Additional Information – Sept. 29, 2011	Page 62

Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund’s compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

Public Disclosures
The funds’ portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the funds’ website. The information is available on the funds’ website as described below.

•	For equity, convertible and balanced funds (other than the equity funds identified below), a complete list of fund portfolio holdings as of month-end is posted approximately, but no earlier than, 15 calendar days after such month-end.

•	For funds that are subadvised by Brandes Investment Partners, L.P. and Marsico Capital Management, LLC, Columbia Small Cap Growth Fund I and Columbia Small Cap Growth Fund II, a complete list of fund portfolio holdings as of month end is posted approximately, but no earlier than, 30 calendar days after such month-end.

•	For fixed-income funds, a complete list of fund portfolio holdings as of calendar quarter-end is posted approximately, but no earlier than, 30 calendar days after such quarter-end.

•	For money market funds, a complete list of fund portfolio holdings as of month-end is posted no later than five business days after such month-end. Such month-end holdings are continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the fund’s most recent 12 months of publicly available filings on Form N-MFP. Money market fund portfolio holdings information posted on the website, at minimum, includes with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The money market funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding.

Portfolio holdings of funds owned solely by affiliates of the Investment Manager may not be disclosed on the website. A complete schedule of each fund’s portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws. Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.

In addition, the investment manager makes publicly available information regarding certain fund’s largest five to fifteen holdings, as a percentage of the market value of the funds’ portfolios as of a month-end. This holdings information is made publicly available through the website columbiamanagement.com, approximately fifteen (15) days following the month-end. The scope of the information that is made available on the funds’ websites pursuant to the funds’ policies may change from time to time without prior notice.

Other Disclosures
The funds’ policies and procedures provide that no disclosures of the funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the funds have a legitimate business purpose for making such disclosure, (ii) the funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the investment manager; (ii) any conflicts of interest between the interests of fund shareholders, on the one hand, and those of the investment manager, the funds’ distributor or any affiliated person of a fund, the investment manager or distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.

In addition, the funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the funds with their day-to-day business affairs. These service providers include each fund’s sub-advisor(s) (if any), affiliates of the investment manager, the funds’ custodian, subcustodians, the funds’

Statement of Additional Information – Sept. 29, 2011	Page 63

independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the funds. The funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. Certain Columbia Funds (Investing Funds) managed by the investment manager invest in other Columbia Funds (Underlying Funds). The portfolio managers of these Investing Funds may have access to non-public portfolio holdings information of the Underlying Funds.

The fund also discloses holdings information as required by federal, state or international securities laws, and may disclose holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

The Board has adopted policies to ensure that the fund’s holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (“PHC”). The PHC is comprised of members from the investment manager’s legal department, Compliance, and the funds’ President. The PHC has been authorized by the Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by either the fund’s President, Chief Compliance Officer or General Counsel/Chief Legal Officer or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund’s shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Ongoing Portfolio Holdings Disclosure Arrangements:
The funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. No compensation or consideration is received in exchange for this information. In addition to the daily information provided to the fund’s custodians, subcustodians, administrator and investment advisers, the following disclosure arrangements are in place:

Frequency of
Identity of recipient	Conditions/Restrictions on use of information	disclosure

Barclays Point	Use for analytics including risk and attribution assessment.	Daily
Bitlathe	Website support for fund holdings and performance disclosure.	Monthly
Bloomberg	Use for portfolio analytics.	Daily

Statement of Additional Information – Sept. 29, 2011	Page 64

Frequency of
Identity of recipient	Conditions/Restrictions on use of information	disclosure

Bloomberg, L.P.	Use for independent research of Funds. Sent monthly, approximately 30 days after month end.	Monthly
Cenveo, Inc.	May be used for printing of prospectuses, factsheets, annual and semi-annual reports.	As needed
Citigroup	Access when assisting in resolving technical difficulties with YieldBook, an analytic software program that the investment manager uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily
CMS Bondedge	Access when assisting in resolving technical difficulties with application used by the investment manager’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad Hoc
Factset Research Systems	Use for provision of quantitative analytics, charting and fundamental data to the investment manager.	Daily
Harte Hanks	May be used for printing of prospectuses, factsheets, annual and semi-annual reports.	As needed
Institutional Shareholder Services (ISS)	Proxy voting administration and research on proxy matters.	Daily
Investment Technology Group (ITG, formerly known as Plexus Group)	Evaluation and assessment of trading activity, execution and practices by the investment manager.	Quarterly
InvestorTools, Inc.	Access granted solely for the purpose of testing back office conversion of trading systems.	Daily
InvestorTools, Inc.	Provide descriptive data for municipal securities.	Daily
Kynex	Use to provide portfolio attribution reports for the Columbia Convertible Securities Fund.	Daily
Linedata Services, Inc.	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad Hoc
Lipper / Thomson Reuters Corp. (Lipper)	Information provided monthly with a 30 day lag to assure accuracy of Lipper Fact Sheets.	Monthly
Malaspina Communications	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letters and management’s discussion of Columbia Fund performance.	Quarterly
Merrill Corporation	May provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As needed
Morningstar Associates	Receive information to fulfill their role as Investment Consultant for the Variable Portfolio Fund of Funds.	Ad Hoc
Morningstar, Inc.	For independent research and ranking of funds. Provided monthly with a 30 day lag	Monthly
R.R. Donnelley & Sons Company	May provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As needed

Statement of Additional Information – Sept. 29, 2011	Page 65

Proxy Voting

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The following description of the Proxy Voting Policies and Procedures, as well as the Proxy Voting Guidelines attached as Appendix C, apply to the funds listed on the cover page of this SAI, which are governed by the same Board of Trustees.

The Funds uphold a long tradition of supporting sound and principled corporate governance. In furtherance thereof, the Funds’ Boards of Trustees (“Board”), which consist of a majority of independent Board members, determines policies and votes proxies. The Funds’ investment manager and administrator, Columbia Management Investment Advisers, LLC (“Columbia Management”), provides support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

Election of Directors

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•	In a routine election of directors, the Board will generally vote with the recommendations of the company’s nominating committee because the Board believes that nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will generally also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have exhibited poor governance such as involvement in options backdating, financial restatements or material weaknesses in control, approving egregious compensation or have consistently disregarded the interests of shareholders.

•	The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and in the absence of majority voting, generally will support cumulative voting.

•	Votes in a contested election of directors are evaluated on a case-by-case basis.

Defense Mechanisms
The Board generally supports proposals eliminating provisions requiring supermajority approval of certain actions. The Board generally supports proposals to opt out of control share acquisition statutes and proposals restricting a company’s ability to make greenmail payments. The Board reviews management proposals submitting shareholder rights plans (poison pills) to shareholders on a case-by-case basis.

Auditors
The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a company’s recommendation for auditor, including, for example, auditor involvement in significant financial restatements, options backdating, conflicts of interest, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Management Compensation Issues
The Board expects company management to give thoughtful consideration to providing competitive compensation and incentives, which are reflective of company performance, and are directly tied to the interest of shareholders. The Board generally votes for plans if they are reasonable and consistent with industry and country standards and against plans that it believes dilute shareholder value substantially.

The Board generally favors minimum holding periods of stock obtained by senior management pursuant to equity compensation plans and will vote against compensation plans for executives that it deems excessive.

Statement of Additional Information – Sept. 29, 2011	Page 66

Social and Corporate Policy Issues
The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our Fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors. The Board generally abstains or votes against these proposals.

Additional details can be found in the funds’ Proxy Voting Guidelines (see Appendix C).

POLICY AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a Fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to address any conflicts between interests of a Fund’s shareholders and those of Columbia Management or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the Columbia Management Proxy Administration Team (“Proxy Team”). In exercising its responsibilities, the Proxy Team may rely upon the research or recommendations of one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. The Proxy Team may recommend that a proxy be voted in a manner contrary to the Board’s guidelines. In making recommendations to the Board about voting on a proposal, the Proxy Team relies on Columbia Management investment personnel (or the investment personnel of a Fund’s subadviser(s)) and information obtained from independent research firms. The Proxy Team makes the recommendation in writing. The Board Chair or other Board members who are independent from the investment manager will consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a Fund votes against management’s recommendation (except when withholding votes from a nominated director or proposals on foreign company ballots), the Board generally sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside The United States (Non-U.S. Countries)
Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the Funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan
The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the Funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor Columbia Management assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the Funds’ ownership position is more significant, the Board has established a guideline to direct Columbia Management to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the Funds, or any potential adverse administrative effects to the Funds, of not recalling such securities.

Statement of Additional Information – Sept. 29, 2011	Page 67

Investment in Affiliated Funds
Certain Funds may invest in shares of other funds managed by Columbia Management (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. In general, the proxy policy of the Funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, the policy of the Funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

OBTAIN A PROXY VOTING RECORD

Each year the funds file their proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through columbiamanagement.com or searching the website of the SEC at www.sec.gov.

Investing in a Fund

The Columbia funds and Columbia Acorn funds and portfolios are collectively referred to as the Legacy Columbia funds (see Appendix E). The RiverSource funds are collectively referred to as the Legacy RiverSource funds (see Appendix F).

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the contingent deferred sales charge (“CDSC”) and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of a fund.

Shares of a fund are sold at the class’ public offering price. For funds other than money market funds and, as noted below in Table 9, certain other funds, the public offering price for Class A shares is the NAV of one share adjusted for the sales charge applicable to the class. For money market funds and, as noted below in Table 9, certain other funds, the public offering price is the NAV. For all funds, for Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W and Class Z there is no initial sales charge so the public offering price is the same as the NAV.

Class A – Calculation of the Sales Charge
Sales charges are determined as shown in the following tables. The table is organized by investment category. You can find your fund’s investment category in Table 1.

Table 9. Class A Initial Sales Charge

	Sales charge(a) as a percentage of:
			Public offering	Net amount
Fund category	Total market value		price(b)	invested
	$0 – $49,999		5.75%	6.10%

	$50,000 – $99,999		4.50%	4.71%

	$100,000 – $249,999		3.50%	3.63%

Balanced, Equity, Fund-of-funds – equity	$250,000 – $499,999		2.50%	2.56%

	$500,000 – $999,999		2.00%	2.04%

	$1,000,000 or more	(c),(d)	0.00%	0.00%

	$0 – $49,999		4.75%	4.99%

	$50,000 – $99,999		4.25%	4.44%

Fund-of-funds – fixed income, State tax-exempt fixed income, Taxable fixed income, Tax-exempt fixed income (except for those named below)	$100,000 – $249,999		3.50%	3.63%

	$250,000 – $499,999		2.50%	2.56%

	$500,000 – $999,999		2.00%	2.04%

	$1,000,000 or more	(c),(d)	0.00%	0.00%

Statement of Additional Information – Sept. 29, 2011	Page 68

	Sales charge(a) as a percentage of:
			Public offering	Net amount
Fund category	Total market value		price(b)	invested
For Columbia Absolute Return Currency and Income, Columbia Absolute Return Multi-Strategy, Columbia Floating Rate, Columbia Inflation Protected Securities and Columbia Limited Duration Credit	$0 – $99,999		3.00%	3.09%

	$100,000 – $249,999		2.50%	2.56%

	$250,000 – $499,999		2.00%	2.04%

	$500,000 – $999,999		1.50%	1.52%

	$1,000,000 or more	(c),(d)	0.00%	0.00%

(a)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(b)	Purchase price includes the sales charge.

(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

Using the sales charge schedule in the table above, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal period, was determined as shown in the following table. The sales charge is paid to the distributor by the person buying the shares. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 10. Public Offering Price

	Net asset
Fund	value	1.0 minus maximum sales charge	Public offering price
For funds with fiscal period ending January 31

Columbia Income Builder Fund	$10.58	0.9525	$11.11

Columbia Portfolio Builder Aggressive	10.28	0.9425	10.91

Columbia Portfolio Builder Conservative	10.44	0.9525	10.96

Columbia Portfolio Builder Moderate	10.71	0.9425	11.36

Columbia Portfolio Builder Moderate Aggressive	10.50	0.9425	11.14

Columbia Portfolio Builder Moderate Conservative	10.58	0.9525	11.11

For funds with fiscal period ending March 31

Columbia Equity Value	11.02	0.9425	11.69

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	17.61	0.9425	18.68

Columbia Recovery and Infrastructure	23.98	0.9425	25.44

Columbia Retirement Plus 2010	9.25	0.9425	9.81

Columbia Retirement Plus 2015	9.39	0.9425	9.96

Columbia Retirement Plus 2020	9.03	0.9425	9.58

Columbia Retirement Plus 2025	9.13	0.9425	9.69

Columbia Retirement Plus 2030	9.20	0.9425	9.76

Columbia Retirement Plus 2035	9.10	0.9425	9.66

Columbia Retirement Plus 2040	8.86	0.9425	9.40

Columbia Retirement Plus 2045	9.08	0.9425	9.63

Statement of Additional Information – Sept. 29, 2011	Page 69

	Net asset
Fund	value	1.0 minus maximum sales charge	Public offering price
For funds with fiscal period ending May 31

Columbia Absolute Return Emerging Markets Macro	$10.01	0.9425	$10.62

Columbia Absolute Return Enhanced Multi-Strategy	9.92	0.9425	10.53

Columbia Absolute Return Multi-Strategy	9.98	0.9700	10.29

Columbia High Yield Bond	2.86	0.9525	3.00

Columbia Multi-Advisor Small Cap Value	6.18	0.9425	6.56

Columbia U.S. Government Mortgage	5.46	0.9525	5.73

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	8.31	0.9425	8.82

For funds with fiscal period ending July 31

Columbia Floating Rate	8.96	0.9700	9.24

Columbia Income Opportunities	9.76	0.9525	10.25

Columbia Inflation Protected Securities	11.03	0.9700	11.37

Columbia Large Core Quantitative	5.78	0.9425	6.13

Columbia Limited Duration Credit	10.10	0.9700	10.41

Columbia Money Market	1.00	No sales charge	1.00

For funds with fiscal period ending August 31

Columbia Diversified Bond	5.07	0.9525	5.32

Columbia Minnesota Tax-Exempt	5.47	0.9525	5.74

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	9.03	0.9425	9.58

Columbia Large Growth Quantitative	8.32	0.9425	8.83

Columbia Large Value Quantitative	8.19	0.9425	8.69

Columbia Mid Cap Value Opportunity	6.94	0.9425	7.36

Columbia Strategic Allocation	9.02	0.9425	9.57

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	10.00	0.9700	10.31

Columbia Asia Pacific ex-Japan	13.79	0.9425	14.63

Columbia Emerging Markets Bond	11.69	0.9525	12.27

Columbia Emerging Markets Opportunity	9.75	0.9425	10.34

Columbia European Equity	5.80	0.9425	6.15

Columbia Frontier	9.71	0.9425	10.30

Columbia Global Bond	7.47	0.9525	7.84

Columbia Global Equity	7.07	0.9425	7.50

Columbia Global Extended Alpha	20.86	0.9425	22.13

Columbia Multi-Advisor International Value	6.13	0.9425	6.50

Columbia Seligman Global Technology	20.24	0.9425	21.47

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	3.74	0.9525	3.93

Columbia Mid Cap Growth Opportunity	10.54	0.9425	11.18

For funds with fiscal period ending December 31

Columbia Government Money Market	1.00	No sales charge	1.00

Columbia Select Large-Cap Value	14.70	0.9425	15.60

Columbia Select Smaller-Cap Value	15.97	0.9425	16.94

Columbia Seligman Communications and Information	44.71	0.9425	47.44

Statement of Additional Information – Sept. 29, 2011	Page 70

Class A — Statement or Letter of Intent (LOI)
If you intend to invest $50,000 or more over a period of time, you may be able to reduce the sales charge you pay on investments in Class A, Class E or Class T shares by completing a LOI form and committing to invest a certain amount. The LOI must be filed with and accepted in good order by the distributor of the funds. You will have up to 13 months from the date of your LOI to fulfill your commitment. Existing Rights of Accumulation (ROA) can be included for purposes of meeting your commitment under the LOI. For example, a shareholder currently has $60,000 ROA in the funds. Shareholder completes an LOI to invest $100,000 in the funds (ROA eligible accounts). Shareholder only needs to invest an additional $40,000 in the funds’ Class A shares over the next 13 months in order to fulfill the LOI commitment, during which time the shareholder receives reduced front-end sales charge(s) on investments. Your investments during this 13-month period will be charged the sales charge that applies to the amount you have committed to invest under the LOI. A portion of your commitment will be invested in Class A, Class E or Class T shares, as the case may be, and placed in escrow. At the end of the 13-month period, the LOI will end and the shares will be released from escrow (less any amount necessary to pay sales charges to the extent the LOI commitment was not met, as described below). Once the LOI has ended or your investments entitle you to a lower sales charge than would otherwise be available to you under the LOI, future sales charges will be determined by Rights of Accumulation (ROA) as described in the prospectus. If you do not invest the commitment amount by the end of the 13-month period, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of any class of shares of Columbia Money Market Fund or Columbia Government Money Market Fund, which may not be aggregated. For example, if your LOI commits you to purchase Class A shares, the commitment amount does not include purchases in these classes of shares or direct purchases of shares of Columbia Money Market Fund or Columbia Government Money Market Fund, and does not include any new reinvested dividends and directed dividends earned in any funds during the 13-month period. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other funds distributed by the distributor may be combined for purposes of meeting LOI commitments. A LOI is not an option (absolute right) to buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform your financial intermediary in writing about the LOI when placing any purchase orders during the period of the LOI. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

Class A Shares
Class A shares may be sold at net asset value to certain persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public. If you are eligible to purchase Class A shares without a sales charge, you should inform your financial advisor, selling and/or servicing agent or the fund’s transfer agent of such eligibility and be prepared to provide proof thereof. For Class A shares purchased without a sales charge where a commission was separately paid by the distributor to a selling and/or servicing agent effecting the purchase, a CDSC may be charged if you sell your shares within, except as provided below, 18 months after purchase, charged as follows: a 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. A CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

Initial Sales Charge — Waivers of the sales charge for Class A shares.  Sales charges do not apply to:

•	shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

•	participants of “eligible employee benefit plans” including 403(b) plans for which Ameriprise Financial Services, Inc. (Ameriprise Financial Services) serves as broker-dealer, and the school district or group received a written proposal from Ameriprise Financial Services between November 1, 2007 and Dec. 31, 2008 (each a Qualifying 403(b) Plan). In order for participants in one of these 403(b) plans to receive this waiver, at least one participant account of the 403(b) plan must have been funded at Ameriprise Financial Services prior to Dec. 31, 2009. This waiver may be discontinued for any Qualifying 403(b) Plan, in the sole discretion of the distributor, after Dec. 31, 2009.

•	to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act.

•	to participants in retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to, those defined in Sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts” for which Charles Schwab & Co., Inc. acts as broker dealer.

•	to participants in plans established at the transfer agent (Seligman funds only) prior to January 7, 2008, the plan had $500,000 or 50 participants when the shares were initially purchased.

Statement of Additional Information – Sept. 29, 2011	Page 71

•	to participants in retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements as alliance program partners with the funds and/or the distributor specifically for such purchases.

•	to other funds pursuant to a “fund-of-funds” arrangement provided that the fund is distributed by the distributor.

•	any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases when Class Z shares is not available.

•	Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

Initial Sales Charge — Waivers of the sales charge for Class T shares.

•	(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchanges for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date those funds were reorganized into Galaxy Funds.

CDSC — Waivers of the CDSC for Class A, Class C, Class E, and Class T shares.  The CDSC will be waived on sales of Class A, Class C, Class E, and Class T shares:

•	in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc. or NYLIM Service Company LLC, retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs, provided that no sales commission or transaction fee was paid to such authorized financial institution at the time of purchase.

The CDSC will be waived on sales of Class A, Class B and Class C shares of a Legacy Columbia fund purchased prior to September 7, 2010:

•	after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

•	by health savings accounts sponsored by third party platforms, including those sponsored by affiliates of Bank of America.*

•	for the following purposes (i) to make medical payments that exceed 7.5% of income and (ii) to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

•	pursuant to the Fund’s Systematic Withdrawal Plan established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on sales through the Fund’s Systematic Withdrawal Plan until this requirement is met.

•	in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Internal Revenue Code following normal retirement or the attainment of age 59 1/2.**

•	in connection with loans from qualified retirement plans to shareholders.*

*	Fund investors and selling and/or servicing agents must inform the fund or the transfer agent in writing that the fund investor qualifies for the particular sales charge waiver and provide proof thereof.
**	For direct trades on non-prototype retirement accounts where the date of birth of the fund shareholder is not maintained, the shareholder or selling and/or servicing agent must inform the fund or the transfer agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Statement of Additional Information – Sept. 29, 2011	Page 72

Class B Shares — Closed
The funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail in the fund’s prospectus.

Class B shares have a CDSC. For purposes of calculating the CDSC on shares of a fund purchased after the close of business on Sept. 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a Legacy RiverSource fund purchased on or before the close of business on Sept. 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your Class B shares, the fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the funds.

CDSC — Waivers of the CDSC for Class B shares.  The CDSC will be waived on sales of shares:

•	in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc. or NYLIM Service Company LLC, retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs, provided that no sales commission or transaction fee was paid to such authorized financial institution at the time of purchase.

•	of Legacy RiverSource funds held in investment-only accounts (i.e. accounts where Ameriprise Trust Company does not act as the custodian) at Ameriprise Financial Services on behalf of a trust for an employee benefit plan.

•	of Legacy RiverSource funds held in IRAs or certain qualified plans, on or prior to June 12, 2009, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans where Ameriprise Trust Company is acting as custodian, provided that the shareholder is:

—	at least 59 1/2 years old and taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived)*, or

—	selling under an approved substantially equal periodic payment arrangement.

•	of sales of Class B shares of Legacy RiverSource funds purchased prior to Sept. 7, 2010 sold under an approved substantially equal periodic payment arrangement (applies to retirement accounts when a shareholder sets up an arrangement with the Internal Revenue Service).**

*	You must notify the fund or the transfer agent prior to redeeming shares of the applicability of the CDSC waiver, but final decision of the applicability of the CDSC waiver is contingent on approval of the fund or the transfer agent.

**	Fund investors and selling and/or servicing agents must inform the fund or the transfer agent in writing that the fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Class C Shares
Class C shares are available to all investors. Class C shares are sold without a front-end sales charge. For Class C shares, a 1% CDSC may apply if shares are sold within one year after purchase. Class C shares are subject to a distribution fee.

Class I Shares
Class I shares are only available to the funds. Class I shares are sold without a front-end sales charge or CDSC.

Class R, Class R3, Class R4 and Class R5 Shares
Class R, Class R3, Class R4 and Class R5 shares are offered to certain institutional investors identified in the fund’s prospectus. Class R, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or a CDSC. Class R and Class R3 shares are subject to a distribution fee (for Class R shares of a Legacy RiverSource fund, a portion of such fee may be paid for shareholder services). Class R3 and R4 shares are subject to a plan administration fee (which is not a 12b-1 related fee). The following investors are eligible to purchase Class R, Class R3, Class R4 and Class R5 shares:

Class R Shares
Class R shares are available to eligible health savings accounts sponsored by third party platforms, including those sponsored by affiliates of Ameriprise Financial, and the following eligible retirement plans:

•	401(k) plans; 457 plans;

•	employer-sponsored 403(b) plans;

Statement of Additional Information – Sept. 29, 2011	Page 73

•	profit sharing and money purchase pension plans;

•	defined benefit plans; and

•	non-qualified deferred compensation plans.

Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the funds or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R3, Class R4 and Class R5 Shares
Class R3, Class R4 and Class R5 shares were closed to new investors as of the close of business on Dec. 31, 2010.

Class R3, Class R4 and Class R5 are available to:

•	Qualified employee benefit plans;

•	Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code;

•	Nonqualified deferred compensation plans;

•	State sponsored college savings plans established under Section 529 of the Internal Revenue Code; and

•	Health Savings Accounts (HSAs) created pursuant to public law 108-173.

Additionally, the following eligible investors may purchase Class R5 shares:

•	Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all funds); and

•	Bank Trusts.

Class W Shares
Class W shares are offered to qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. Class W shares are subject to a distribution fee.

Class Z Shares
Class Z shares are sold without a front-end sales charge or a CDSC.

Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements described in the prospectus and the SAI. In addition to the categories of Class Z investors described in the prospectus, the minimum initial investment in Class Z shares is as follows:

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•	Any health savings account sponsored by a third party platform, including those sponsored by affiliates of Bank of America

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•	Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

In addition, for Class I, Class R, Class R3, Class R4, Class R5, Class W and Class Z shares, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.

FUND REORGANIZATIONS

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the fund if the fund is combined with another fund or in connection with a similar reorganization transaction.

REJECTION OF BUSINESS

Each fund and the distributor of the funds reserve the right to reject any business, in their sole discretion.

Statement of Additional Information – Sept. 29, 2011	Page 74

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the applicable prospectus.

During an emergency, the Board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of a fund to redeem shares for more than seven days. Such emergency situations would occur if:

•	The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

•	Disposal of a fund’s securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or,

•	The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

Each fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Potential Adverse Effects of Large Investors
Each Fund may from time to time sell to one or more investors, including other funds advised by the investment manager or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such investors. Such sales and redemptions may be very substantial relative to the size of the fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect the fund’s performance to the extent that the fund is required to invest cash received in connection with a sale or to sell portfolio securities to facilitate a redemption at, in either case, a time when the fund otherwise would not invest or sell. Such transactions also may increase a fund’s transaction costs, which would detract from fund performance. If a fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of a fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your financial intermediary. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

Statement of Additional Information – Sept. 29, 2011	Page 75

Capital Loss Carryover

For federal income tax purposes, certain funds had total capital loss carryovers at the end of the most recent fiscal period that, if not offset by subsequent capital gains, will expire as provided in the table below. Because the measurement periods for a regulated investment company’s income are different for excise tax purposes verses income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the funds are permitted to treat net capital losses realized between November 1 and its fiscal year end (“post-October loss”) as occurring on the first day of the following tax year. The total capital loss carryovers below include post-October losses, if applicable. It is unlikely that the Board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 11. Capital Loss Carryover

	Total	Amount Expiring in
Fund	Capital Loss Carryovers	2012	2013	2014	2015	2016	2017	2018	2019	2020
For funds with fiscal period ending January 31

Columbia Income Builder Fund	$20,185,831	$0	$0	$0	$0	$0	$2,942,103	$15,861,057	$1,382,671	$0

Columbia Portfolio Builder Aggressive	$43,429,675	$0	$0	$0	$0	$0	$6,629,032	$28,221,611	$8,579,032	$0

Columbia Portfolio Builder Conservative	$4,335,522	$0	$0	$0	$0	$0	$0	$4,265,389	$70,133	$0

Columbia Portfolio Builder Moderate	$48,869,744	$0	$0	$0	$0	$0	$7,597,638	$37,758,600	$3,513,506	$0

Columbia Portfolio Builder Moderate Aggressive	$76,981,452	$0	$0	$0	$0	$0	$4,898,399	$57,879,727	$14,203,326	$0

Columbia Portfolio Builder Moderate Conservative	$16,544,142	$0	$0	$0	$0	$0	$733,021	$15,811,121	$0	$0

For funds with fiscal period ending March 31

Columbia Equity Value	$116,011,143	$0	$0	$0	$0	$0	$22,477,409	$93,533,734	$0	$0

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	$12,107,594	$0	$0	$0	$0	$0	$3,090,734	$8,138,985	$877,875	$0

Columbia Recovery and Infrastructure	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Columbia Retirement Plus 2010	$3,263,466	$0	$0	$0	$0	$0	$428,181	$2,827,856	$7,429	$0

Columbia Retirement Plus 2015	$4,941,239	$0	$0	$0	$0	$0	$704,342	$3,055,770	$1,181,127	$0

Columbia Retirement Plus 2020	$6,350,762	$0	$0	$0	$0	$0	$502,050	$4,705,880	$1,142,832	$0

Columbia Retirement Plus 2025	$5,719,753	$0	$0	$0	$0	$0	$662,473	$3,488,786	$1,568,494	$0

Columbia Retirement Plus 2030	$4,813,003	$0	$0	$0	$0	$0	$623,603	$2,895,797	$1,293,603	$0

Columbia Retirement Plus 2035	$2,391,620	$0	$0	$0	$0	$0	$312,553	$1,217,126	$853,199	$8,742

Columbia Retirement Plus 2040	$1,094,819	$0	$0	$0	$0	$0	$370,260	$565,348	$159,211	$0

Columbia Retirement Plus 2045	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

For funds with fiscal period ending May 31

Columbia Absolute Return Emerging Markets Macro	$5,016	$0	$0	$0	$0	$0	$0	$0	$0	$0

Columbia Absolute Return Enhanced Multi-Strategy	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Columbia Absolute Return Multi-Strategy	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Columbia High Yield Bond	$243,501,558	$0	$0	$19,078,058	$0	$6,050,907	$163,240,346	$55,132,247	$0	$0

Columbia Multi-Advisor Small Cap Value	$28,689,036	$0	$0	$0	$0	$0	$0	$28,689,036	$0	$0

Columbia U.S. Government Mortgage	$10,978,853	$0	$0	$0	$4,471,473	$0	$0	$6,507,380	$0	$0

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	$202,747,496	$0	$0	$0	$0	$0	$36,972,874	$165,774,622	$0	$0

Statement of Additional Information – Sept. 29, 2011	Page 76

	Total	Amount Expiring in
Fund	Capital Loss Carryovers	2012	2013	2014	2015	2016	2017	2018	2019	2020
For funds with fiscal period ending July 31

Columbia Floating Rate	$66,449,546	$0	$0	$0	$0	$1,957,317	$29,093,899	$35,398,330	$0	$0

Columbia Income Opportunities	$116,089,527	$0	$0	$0	$0	$28,854,980	$87,234,547	$0	$0	$0

Columbia Inflation Protected Securities	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Columbia Large Core Quantitative	$2,347,723,605	$0	$0	$0	$0	$357,904,087	$1,368,589,070	$621,230,448	$0	$0

Columbia Limited Duration Credit	$2,117,055	$0	$0	$0	$0	$0	$0	$2,117,055	$0	$0

Columbia Money Market	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

	Total	2011	2012	2013	2014	2015	2016	2017	2018	2019
For funds with fiscal period ending August 31

Columbia Diversified Bond	$22,648,830	$0	$5,227,159	$3,354,885	$10,357,129	$0	$0	$3,709,657	$0	$0

Columbia Minnesota Tax-Exempt	$173,241	$0	$0	$0	$0	$0	$0	$173,241	$0	$0

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	$1,201,620,786	$0	$0	$0	$0	$0	$247,351	$47,002,150	$1,154,371,285	$0

Columbia Large Growth Quantitative	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Columbia Large Value Quantitative	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Columbia Mid Cap Value Opportunity	$627,066,547	$0	$0	$0	$0	$0	$34,137,314	$96,087,907	$488,027,261	$8,814,065

Columbia Strategic Allocation	$417,943,061	$0	$0	$0	$0	$0	$0	$21,514,298	$320,258,879	$76,169,884

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	$1,692,023	$0	$0	$0	$0	$0	$0	$0	$1,692,023	$0

Columbia Asia Pacific ex-Japan	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Columbia Emerging Markets Bond	$5,545,654	$0	$0	$0	$0	$0	$0	$0	$5,545,654	$0

Columbia Emerging Markets Opportunity	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Columbia European Equity	$28,018,651	$0	$5,021,215	$0	$0	$0	$0	$4,272,956	$18,724,480	$0

Columbia Frontier	$38,601,353	$0	$0	$0	0	0	0	0	14,104,490	24,496,863

Columbia Global Bond	$11,380,428	$0	$0	$0	$0	$498,771	$0	$2,328,738	$8,552,919	$0

Columbia Global Equity	$194,881,637	$0	$30,509,951	$0	$0	$0	$1,766,232	$62,625,028	$99,980,426	$0

Columbia Global Extended Alpha	$415,463	$0	$0	$0	$0	$0	$0	$0	$415,463	$0

Columbia Multi-Advisor International Value	$343,027,537	$0	$0	$0	$0	$0	$0	$0	$340,858,587	$2,168,950

Columbia Seligman Global Technology	$83,037,245	$0	$17,073,210	$0	$0	$0	$1,968,461	$37,526,708	$26,468,866	$0

For funds with fiscal period ending November 30

Columbia Mid Cap Growth Opportunity	$112,027,415	$26,407,071	$0	$0	$0	$0	$54,181,922	$31,438,422	$0	$0

Columbia AMT-Free Tax-Exempt Bond	$10,227,823	$0	$0	$0	$0	$0	$1,847,874	$8,379,949	$0	$0

For funds with fiscal period ending December 31

Columbia Government Money Market	$66	$0	$0	$66	$0	$0	$0	$0	$0	$0

Columbia Select Large-Cap Value	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Columbia Select Smaller-Cap Value	$178,764,371	$0	$0	$0	$0	$16,240,577	$119,073,494	$43,450,300	$0	$0

Columbia Seligman Communications and Information	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Statement of Additional Information – Sept. 29, 2011	Page 77

Taxes

Subchapter M Compliance
Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code as a regulated investment company. Each fund intends to maintain its qualification as a regulated investment company by meeting certain requirements relating to distributions, source of income, and asset diversification. Distribution requirements include distributing at least 90% of the fund’s investment company taxable income (which includes net short-term capital gains) and tax-exempt ordinary income to fund shareholders each taxable year. The source of income rules require that at least 90% of the fund’s gross income be derived from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock, securities or foreign currencies (subject to certain limitations), and certain other income derived with respect to its business of investing in stock, securities or currencies, and net income from certain interests in qualified publicly traded partnerships. Asset diversification requirements are met when the fund owns, at the end of each quarter of its taxable year, a portfolio, 50% of which includes cash and cash items, U.S. government securities, securities of other regulated investment companies and, securities of other issuers in which the fund has not invested more than 5% of the value of the fund’s assets (or 10% of the value of the outstanding voting securities of any one issuer). Also, no more than 25% of the fund’s assets may be invested in the securities of any one issuer or two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses (excepting U.S. government securities and securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. This is a simplified description of the relevant laws.

If the fund fails to qualify as a regulated investment company under Subchapter M, the fund would be taxed as a corporation on the entire amount of its taxable income (including its capital gain) without a dividends paid deduction. Also, “all of” a shareholder’s distributions would generally be taxable to shareholders as qualified dividend income (QDI) (or could be treated as a return of capital, if there weren’t sufficient earnings and profits) and generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Under federal tax law, by the end of a calendar year a fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

The fund intends to distribute sufficient dividends within each calendar year, as well as on a fiscal year basis, to avoid income and excise taxes.

A fund may be subject to U.S. taxes resulting from holdings in passive foreign investment companies (PFIC). To avoid unfavorable tax consequences, a fund may make an election to mark to market its PFIC investments. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a fund’s total assets at the close of its fiscal year consists of securities of foreign corporations, the fund will be eligible to file an election with the Internal Revenue Service (IRS) under which shareholders of the fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders’ federal income taxes. If the election is filed, the fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

A fund may use equalization payments to satisfy its requirement to make distributions of net investment income and capital gain net income. Equalization payments occur when a fund allocates a portion of its net investment income and realized capital gain net income to redemptions of fund shares. These payments reduce the amount of taxable distributions paid to shareholders. The IRS has not issued any guidance concerning the methods used to allocate investment income and capital gain to redemptions of shares. If the IRS determines that a fund is using an improper method of allocation for these purposes, the fund may be liable for additional federal income tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.

See Appendix B for more information regarding state tax-exempt funds.

Statement of Additional Information – Sept. 29, 2011	Page 78

Exchanges, Purchases and Sales
For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it does not exceed the long-term capital gain distribution.

A capital loss on a sale or redemption of a security in a nonqualified account may be disallowed for tax purposes if the same or a substantially identical security is purchased or acquired (including shares acquired through dividend reinvestment) within 30 days before or after the date of the loss transaction. This is called a wash sale. When a wash sale occurs, the loss is disallowed to the extent of shares repurchased, and the cost basis on the security acquired is increased by the amount of the loss that is disallowed. The loss is disallowed in a nonqualified account whether the purchase is in a nonqualified account or in an IRA or Roth IRA, however, an individual’s cost basis in an IRA or Roth IRA is not increased due to the wash sale rules. The wash sale rules apply only to capital losses. Sales of securities that result in capital gains are generally recognized when incurred.

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example
You purchase 100 shares of an equity fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 – $1,000.00), you have a $157.50 gain ($1,100.00 – $942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

The following paragraphs provide information based on a fund’s investment category. You can find your fund’s investment category in Table 1.

For State Tax-Exempt Fixed Income and Tax-Exempt Fixed Income Funds, all distributions of net investment income during the fund’s fiscal year will have the same percentage designated as tax-exempt. This percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

For Balanced, Equity, Funds-of-Funds, Taxable Money Market and Taxable Fixed Income Funds, if you have a nonqualified investment in a fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. See wash sale discussion above. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Distributions
Dividends
Net investment income dividends (other than qualified dividend income) received and distributions from the excess of net short-term capital gains over net long-term capital losses should be treated as ordinary income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund’s dividend that is attributable to dividends the fund received from domestic (U.S.) securities. If there is debt-financed portfolio stock, that is, bank financing is used to purchase long securities, the 70% dividends received deduction would be reduced by the average amount of portfolio indebtedness divided by the average adjusted basis in the stock. This does not impact the qualified dividend income available to individual shareholders. For the most recent fiscal period, net investment income dividends qualified for the corporate deduction are shown in the following table.

Statement of Additional Information – Sept. 29, 2011	Page 79

Only certain QDI will be subject to the 15% and 0% (for lower-bracket taxpayers) tax rates for 2008-2010. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement. PFICs are excluded from this treatment. Holding periods for shares must also be met to be eligible for QDI treatment (more than 60 days for common stock and more than 90 days for certain preferred’s dividends).

Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

The QDI for individuals for the most recent fiscal period is shown in the table below. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 12. Corporate Deduction and Qualified Dividend Income

	Percent of dividends qualifying	Qualified dividend income
Fund	for corporate deduction	for individuals
For funds with fiscal period ending January 31

Columbia Income Builder Fund	13.93%	15.54%

Columbia Portfolio Builder Aggressive	49.64	72.20

Columbia Portfolio Builder Conservative	8.87	14.56

Columbia Portfolio Builder Moderate	19.68	31.43

Columbia Portfolio Builder Moderate Aggressive	29.79	45.86

Columbia Portfolio Builder Moderate Conservative	12.29	19.76

For funds with fiscal period ending March 31

Columbia Equity Value	100.00	100.00

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	100.00	100.00

Columbia Recovery and Infrastructure	100.00	100.00

Columbia Retirement Plus 2010	15.38	22.78

Columbia Retirement Plus 2015	40.22	47.63

Columbia Retirement Plus 2020	35.85	45.47

Columbia Retirement Plus 2025	60.75	70.54

Columbia Retirement Plus 2030	59.20	69.12

Columbia Retirement Plus 2035	55.40	66.05

Columbia Retirement Plus 2040	29.09	45.44

Columbia Retirement Plus 2045	22.10	33.35

For funds with fiscal period ending May 31

Columbia Absolute Return Emerging Markets Macro	0	0

Columbia Absolute Return Enhanced Multi-Strategy	0	0

Columbia Absolute Return Multi-Strategy	0	0

Columbia High Yield Bond	0	0

Columbia Multi-Advisor Small Cap Value	0	0

Columbia U.S. Government Mortgage	0	0

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	70.77	91.09

Statement of Additional Information – Sept. 29, 2011	Page 80

	Percent of dividends qualifying	Qualified dividend income
Fund	for corporate deduction	for individuals
For funds with fiscal period ending July 31

Columbia Floating Rate	1.53%	1.63%

Columbia Income Opportunities	0	0

Columbia Inflation Protected Securities	0	0

Columbia Limited Duration Credit	0	0

Columbia Large Core Quantitative	100.00	100.00

Columbia Money Market	0	0

For funds with fiscal period ending August 31

Columbia Diversified Bond	0	0

Columbia Minnesota Tax-Exempt	0	0

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	100.00	100.00

Columbia Large Growth Quantitative	85.76	86.24

Columbia Large Value Quantitative	28.01	28.85

Columbia Mid Cap Value Opportunity	100.00	100.00

Columbia Strategic Allocation	65.79	81.93

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	0	0

Columbia Asia Pacific ex-Japan	0.07	75.55

Columbia Emerging Markets Bond	0	0

Columbia Emerging Markets Opportunity	4.66	100.00

Columbia European Equity	0	100.00

Columbia Frontier	0	0

Columbia Global Bond	0	0

Columbia Global Equity	90.45	100.00

Columbia Global Extended Alpha	24.76	100.00

Columbia Multi-Advisor International Value	1.87	89.22

Columbia Seligman Global Technology	0	0

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	0	0

Columbia Mid Cap Growth Opportunity	0	0

For funds with fiscal period ending December 31

Columbia Government Money Market	0	0

Columbia Select Large-Cap Value	100.00	100.00

Columbia Select Smaller-Cap Value	0	0

Columbia Seligman Communications and Information	0	0

Capital Gains Distributions
Capital gain distributions, if any, received by shareholders (in cash or invested in additional shares) should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by a fund are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by a fund and to investments in REITs.

Statement of Additional Information – Sept. 29, 2011	Page 81

Individual shareholders will be subject to federal income tax on distributions of net capital gains generally at a maximum rate of 15% if designated as derived from a fund’s capital gains from property held for more than one year and recognized in the taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition may be treated as ordinary or capital gains or losses. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Return of Capital
If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the fund as of the later of (1) the date the share became ex-dividend or (2) the date the fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the fund, this rule may cause a fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the fund will take a loss at the time that a determination is made that the dividend will not be received.

If a fund’s distributions exceed its current and accumulated earnings and profits, that portion of the fund’s distributions will be treated as a return of capital to its shareholders. A return of capital is a return of a portion of the shareholder’s original investment. A return of capital will generally not be taxable, however, any amounts received in excess of a shareholder’s tax basis are treated as capital gain. Forms 1099 will be sent to shareholders to report any return of capital.

Withholding
Unless a shareholder provides a certified taxpayer identification number (social security number for individuals) on the account application or other document and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the IRS 28% backup withholding on taxable and exempt-interest dividends and redemptions. Shareholders should be aware that, under regulations promulgated by the IRS, a fund may be fined for each account for which a certified taxpayer identification number (social security number for individuals) is not provided.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends on whether the income from the fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income and qualified dividends paid to such foreign shareholders generally will be subject to a 30% U.S. withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty or law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

If the income from the fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. In the case of foreign non-corporate shareholders, the fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the fund with proper documentation related to their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

Statement of Additional Information – Sept. 29, 2011	Page 82

Service Providers

INVESTMENT MANAGEMENT SERVICES

Columbia Management Investment Advisers, LLC is the investment manager for each fund. Under the Investment Management Services Agreements, the investment manager, subject to the policies set by the Board, provides investment management services to the funds.

For its services, the investment manager is paid a monthly fee based on the following schedule. Each class of a fund pays its proportionate share of the fee. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day.

Table 13. Investment Management Services Agreement Fee Schedule

	Assets	Annual rate at	Average daily
Fund	(billions)	each asset level	net assets*
Columbia 120/20 Contrarian Equity	First $0.25	0.950%	0.700%
	Next $0.25	0.930%
	Next $0.50	0.910%
	Over $1.0	0.890%

Columbia Absolute Return Currency	First $1.0	0.890%	0.890%
and Income	Next $1.0	0.865%
	Next $1.0	0.840%
	Next $3.0	0.815%
	Next $1.5	0.790%
	Next $1.5	0.775%
	Next $1.0	0.770%
	Next $5.0	0.760%
	Next $5.0	0.750%
	Next $4.0	0.740%
	Next $26.0	0.720%
	Over $50.0	0.700%

Columbia Absolute Return Emerging Markets	First $0.5	0.920%	0.920%
Macro Fund	Next $0.5	0.875%
Columbia Absolute Return Enhanced	Next $2.0	0.850%
Multi-Strategy Fund	Next $3.0	0.830%
	Over $6.0	0.800%

Columbia Absolute Return Multi-Strategy Fund	First $0.5	0.820%	0.820%
	Next $0.5	0.775%
	Next $2.0	0.750%
	Next $3.0	0.730%
	Over $6.0	0.700%

Columbia AMT-Free Tax-Exempt Bond	First $1.0	0.410%	0.410%
	Next $1.0	0.385%
	Next $1.0	0.360%
	Next $3.0	0.335%
	Next $1.5	0.310%
	Next $2.5	0.300%
	Next $5.0	0.290%
	Next $9.0	0.280%
	Next $26.0	0.260%
	Over $50.0	0.250%

Statement of Additional Information – Sept. 29, 2011	Page 83

	Assets	Annual rate at	Average daily
Fund	(billions)	each asset level	net assets*
Columbia Asia Pacific ex-Japan(h)	First $0.25	0.800%	Columbia Asia Pacific ex-Japan – 0.760%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $14.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Columbia Diversified Bond(l)	First $1.0	0.430%	Columbia Diversified Bond – 0.440%
	Next $1.0	0.420%
	Next $4.0	0.400%
	Next $1.5	0.380%
	Next $1.5	0.365%
	Next $3.0	0.360%
	Next $8.0	0.350%
	Next $4.0	0.340%
	Next $26.0	0.320%
	Over $50.0	0.300%

Columbia Diversified Equity Income(m)	First $0.50	0.660%	0.660%
	Next $0.50	0.615%
	Next $0.50	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Columbia Dividend Opportunity(n)	First $0.50	0.660%	Columbia Dividend Opportunity – 0.660%
Columbia Strategic Allocation(v)	Next $0.50	0.615%	Columbia Strategic Allocation – 0.490%
	Next $0.50	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Columbia Emerging Markets Bond(o)	First $0.50	0.530%	Columbia Emerging Markets Bond – 0.720%
	Next $0.50	0.525%
	Next $1.0	0.515%
	Next $1.0	0.495%
	Next $3.0	0.480%
	Next $1.5	0.455%
	Next $1.5	0.440%
	Next $1.0	0.431%
	Next $5.0	0.419%
	Next $5.0	0.409%
	Next $4.0	0.393%
	Next $26.0	0.374%
	Over $50.0	0.353%

Statement of Additional Information – Sept. 29, 2011	Page 84

	Assets	Annual rate at	Average daily
Fund	(billions)	each asset level	net assets*
Columbia Emerging Markets	First $0.25	1.100%	1.070%
Opportunity	Next $0.25	1.080%
	Next $0.25	1.060%
	Next $0.25	1.040%
	Next $1.0	1.020%
	Next $5.5	1.000%
	Next $2.5	0.985%
	Next $5.0	0.970%
	Net $5.0	0.960%
	Next $4.0	0.935%
	Next $26.0	0.920%
	Over $50.0	0.900%

Columbia Equity Value(p)	First $0.50	0.660%	0.530%
	Next $0.50	0.615%
	Next $0.50	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Columbia European Equity(q)	First $0.25	0.800%	0.780%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $14.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Columbia Floating Rate(r)	First $0.25	0.590%	0.580%
Columbia High Yield Bond(t)	Next $0.25	0.575%
	Next $0.25	0.570%
	Next $0.25	0.560%
	Next $1.0	0.550%
	Next $1.0	0.540%
	Next $3.0	0.515%
	Next $1.5	0.490%
	Next $1.5	0.475%
	Next $1.0	0.450%
	Next $5.0	0.435%
	Next $5.0	0.425%
	Next $4.0	0.400%
	Next $26.0	0.385%
	Over $50.0	0.360%

Columbia Frontier(s)	First $0.50	0.790%	0.890%
	Next $0.50	0.745%
	Over $1.0	0.700%

Statement of Additional Information – Sept. 29, 2011	Page 85

	Assets	Annual rate at	Average daily
Fund	(billions)	each asset level	net assets*
Columbia Global Bond(o)	First $1.0	0.570%	0.710%
	Next $1.0	0.525%
	Next $1.0	0.520%
	Next $3.0	0.515%
	Next $1.5	0.510%
	Next $4.5	0.500%
	Next $8.0	0.490%
	Next $30.0	0.480%
	Over $50.0	0.470%

Columbia Global Equity(c)	First $0.25	0.800%	0.750%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $6.0	0.620%
	Next $8.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Columbia Global Extended Alpha	First $0.25	1.050%	1.120%
	Next $0.25	1.030%
	Next $0.50	1.010%
	Over $1.0	0.990%

Columbia Government Money Market	First $1.0	0.330%	Columbia Government Money Market – 0.330%
Columbia Money Market	Next $0.5	0.313%	Columbia Money Market – 0.310%
	Next $0.5	0.295%
	Next $0.5	0.278%
	Next $2.5	0.260%
	Next $1.0	0.240%
	Next $1.5	0.220%
	Next $1.5	0.215%
	Next $1.0	0.190%
	Next $5.0	0.180%
	Next $5.0	0.170%
	Next $4.0	0.160%
	Over $24.0	0.150%

Columbia Income Builder Fund	N/A	N/A	N/A
Columbia Portfolio Builder Aggressive
Columbia Portfolio Builder Conservative
Columbia Portfolio Builder Moderate
Columbia Portfolio Builder Moderate Aggressive
Columbia Portfolio Builder Moderate Conservative
Columbia Retirement Plus 2010
Columbia Retirement Plus 2015
Columbia Retirement Plus 2020
Columbia Retirement Plus 2025
Columbia Retirement Plus 2030
Columbia Retirement Plus 2035
Columbia Retirement Plus 2040
Columbia Retirement Plus 2045

Statement of Additional Information – Sept. 29, 2011	Page 86

	Assets	Annual rate at	Average daily
Fund	(billions)	each asset level	net assets*
Columbia Income Opportunities(d)	First $0.25	0.590%	0.562%
	Next $0.25	0.575%
	Next $0.25	0.570%
	Next $0.25	0.560%
	Next $1.0	0.550%
	Next $1.0	0.540%
	Next $3.0	0.515%
	Next $1.5	0.490%
	Next $1.5	0.475%
	Next $1.0	0.450%
	Next $5.0	0.435%
	Next $5.0	0.425%
	Next $4.0	0.400%
	Next $26.0	0.385%
	Over $50.0	0.360%

Columbia Inflation Protected	First $1.0	0.440%	0.440%
Securities	Next $1.0	0.415%
	Next $1.0	0.390%
	Next $3.0	0.365%
	Next $1.5	0.340%
	Next $1.5	0.325%
	Next $1.0	0.320%
	Next $5.0	0.310%
	Next $5.0	0.300%
	Next $4.0	0.290%
	Next $26.0	0.270%
	Over $50.0	0.250%

Columbia Large Core Quantitative(m)	First $0.50	0.690%	Columbia Large Core Quantitative – 0.590%
Columbia Large Growth Quantitative(m)	Next $0.50	0.645%	Columbia Large Growth Quantitative – 0.610%
Columbia Large Value Quantitative(e)	Next $0.50	0.600%	Columbia Large Value Quantitative – 0.640%
	Next $1.5	0.550%
	Next $3.0	0.540%
	Over $6.0	0.520%

Columbia Limited Duration Credit(l)	First $1.0	0.360%	0.360%
	Next $1.0	0.355%
	Next $1.0	0.350%
	Next $3.0	0.345%
	Next $1.5	0.330%
	Next $1.5	0.315%
	Next $1.0	0.310%
	Next $5.0	0.300%
	Next $5.0	0.290%
	Next $4.0	0.280%
	Next $26.0	0.260%
	Over $50.0	0.240%

Columbia Marsico Flexible Capital	First $0.5	0.890%	N/A(a)
	Next $0.5	0.840%
	Next $2.0	0.790%
	Next $3.0	0.770%
	Over $6.0	0.750%

Statement of Additional Information – Sept. 29, 2011	Page 87

	Assets	Annual rate at	Average daily
Fund	(billions)	each asset level	net assets*
Columbia Mid Cap Growth Opportunity(i)	First $0.5	0.760%	Columbia Mid Cap Growth Opportunity – 0.700%
Columbia Mid Cap Value Opportunity(u)	Next $0.5	0.715%	Columbia Mid Cap Value Opportunity – 0.660%
	Next $0.5	0.670%
	Over $1.5	0.620%

Columbia Minnesota Tax-Exempt(f)	First $0.5	0.400%	0.400%
	Next $0.5	0.350%
	Next $2.0	0.320%
	Next $3.0	0.290%
	Next $1.5	0.280%
	Over $7.5	0.270%

Columbia Multi-Advisor International	First $0.25	0.900%	0.790%
Value	Next $0.25	0.875%
	Next $0.25	0.850%
	Next $0.25	0.825%
	Next $1.0	0.800%
	Over $2.0	0.775%

Columbia Multi-Advisor Small Cap	First $0.25	0.970%	1.000%
Value	Next $0.25	0.945%
	Next $0.25	0.920%
	Next $0.25	0.895%
	Over $1.0	0.870%

Columbia Recovery and Infrastructure	First $1.0	0.650%	0.660%
	Next $1.0	0.600%
	Next $4.0	0.550%
	Over $6.0	0.500%

Columbia Select Large-Cap Value(j)	First $0.5	0.710%	0.755%
	Next $0.5	0.660%
	Next $2.0	0.565%
	Next $3.0	0.560%
	Over $6.0	0.540%

Columbia Select Smaller-Cap Value(k)	First $0.5	0.790%	0.935%
	Next $0.5	0.745%
	Over $1.0	0.700%

Columbia Seligman Communications	First $3.0	0.855%	0.850%
and Information	Next $3.0	0.825%
	Over $6.0	0.725%

Columbia Seligman Global Technology(b)	First $3.0	0.855%	0.950%
	Next $3.0	0.825%
	Over $6.0	0.725%

Statement of Additional Information – Sept. 29, 2011	Page 88

	Assets	Annual rate at	Average daily
Fund	(billions)	each asset level	net assets*
Columbia U.S. Government Mortgage(g)	First $1.0	0.430%	0.460%
	Next $1.0	0.420%
	Next $4.0	0.400%
	Next $1.5	0.380%
	Next $1.5	0.365%
	Next $3.0	0.360%
	Next $8.0	0.350%
	Next $4.0	0.340%
	Next $26.0	0.320%
	Over $50.0	0.300%

*	The fee may include an adjustment under the terms of a performance incentive adjustment (see tables 15A and 15B).

(a)	The fund is new as of Sept. 28, 2010 and has not passed its fiscal period end; therefore no reporting is available.

(b)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.950% to 0.870% as assets increased.

(c)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.800% to 0.570% as assets increased. The fee schedule change resulted in a fee rate decrease for certain asset levels.

(d)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.610% to 0.380% as assets increased.

(e)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.600% to 0.375% as assets increased.

(f)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.410% to 0.250% as assets increased.

(g)	Prior to April 1, 2011, the investment manager received an annual fee ranging from 0.480% to 0.290% as assets increased.

(h)	Prior to April 1, 2011, the investment manager received an annual fee ranging from 0.800% to 0.570% as assets increased.

(i)	Prior to April 1, 2011, the investment manager received an annual fee ranging from 0.700% to 0.475% as assets increased.

(j)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.565% to 0.755% as assets increased.

(k)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.745% to 0.935% as assets increased.

(l)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.480% to 0.290% as assets increased.

(m)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.600% to 0.375% as assets increased.

(n)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.610% to 0.375% as assets increased.

(o)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.720% to 0.520% as assets increased.

(p)	Prior to June 1, 2011, the investment manager received an annual fee ranging from 0.530% to 0.400% as assets increased.

(q)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.800% to 0.570% as assets increased. The fee schedule change resulted in a fee rate decrease for certain asset levels.

(r)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.610% to 0.380% as assets increased.

(s)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.885% to 0.700% as assets increased.

(t)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.590% to 0.360% as assets increased.

(u)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.700% to 0.475% as assets increased.

(v)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.570% to 0.390% as assets increased.

Under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants’ fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to a fund’s participation in inverse floater structures; and expenses properly payable by a fund, approved by the Board.

For certain Equity and Balanced Funds noted in Table 14, before the fee based on the asset charge is paid, it is adjusted for the fund’s investment performance relative to a Performance Incentive Adjustment Index (PIA Index) as shown in the table below. The adjustment increased or decreased the fee for the last fiscal period as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Statement of Additional Information – Sept. 29, 2011	Page 89

Table 14. PIA Indexes

		Fee Increase or
Fund	PIA Index	(Decrease)

Fiscal year ending March 31

Columbia Equity Value(a)	Lipper Large-Cap Value Funds Index	$23,611

Fiscal year ending April 30

Columbia 120/20 Contrarian Equity	Russell 3000 Index	(83,574)

Columbia Recovery and Infrastructure(e)	S&P 500 Index	87,323 (b)

Fiscal year ending May 31

Columbia Multi-Advisor Small Cap Value(e)	Lipper Small-Cap Value Funds Index	156,082

Fiscal year ending June 30

Columbia Dividend Opportunity(e)	Lipper Equity Income Funds Index	1,359,058

Fiscal year ending July 31

Columbia Large Core Quantitative(e)	Lipper Large-Cap Core Funds Index	2,333,133

Fiscal year ending September 30

Columbia Diversified Equity Income(e)	Lipper Equity Income Funds Index	1,808,565

Columbia Large Growth Quantitative(e)	Lipper Large-Cap Growth Funds Index	88,566

Columbia Large Value Quantitative(c)	Lipper Large-Cap Value Funds Index	102,873

Columbia Mid Cap Value Opportunity(e)	Lipper Mid-Cap Value Funds Index	(606,320)

Columbia Strategic Allocation(e)	Lipper Flexible Portfolio Funds Index	(920,753)

Fiscal year ending October 31

Columbia Asia Pacific ex-Japan(d)	MSCI All Country Asia Pacific Ex-Japan Index	(69,322)

Columbia Emerging Markets Opportunity(e)	Lipper Emerging Markets Funds Index	(66,600)

Columbia European Equity(e)	Lipper European Funds Index	(15,810)

Columbia Global Equity(c)	Lipper Global Funds Index	(177,692)

Columbia Global Extended Alpha(e)	MSCI All Country World Index	5,960

Columbia Multi-Advisor International Value(d)	Lipper International Multi-Cap Value Funds Index	(593,194)

Fiscal year ending November 30

Columbia Mid Cap Growth Opportunity(d)	Lipper Mid-Cap Growth Funds Index	(31,091)

(a)	Effective June 1, 2011, the management fee will no longer be adjusted for investment performance relative to the PIA Index.
(b)	The first performance incentive adjustment was made on March 1, 2011. See section titled “Transaction Period” below.
(c)	Effective March 1, 2011, the management fee is no longer adjusted for investment performance relative to the PIA Index.
(d)	Effective April 1, 2011, the management fee is no longer adjusted for investment performance relative to the PIA Index.
(e)	Effective July 1, 2011, the management fee is no longer adjusted for investment performance relative to the PIA Index.

For all funds noted in Table 14 EXCEPT Columbia 120/20 Contrarian Equity, Columbia Recovery and Infrastructure, and Columbia Global Extended Alpha:
The adjustment will be determined monthly by measuring the percentage difference over a rolling 12-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the PIA Index (“performance difference”). The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling 12-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month. The table is organized by fund category. You can find your fund’s category in Table 1.

Statement of Additional Information – Sept. 29, 2011	Page 90

Table 15A. Performance Incentive Adjustment Calculation

Equity Funds		Balanced Funds
Performance		Performance
Difference	Adjustment Rate	Difference	Adjustment Rate
0.00% – 0.50%	0	0.00% – 0.50%	0

0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)	0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)

1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)	1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)

2.00% – 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)	2.00% – 3.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 8 basis points if a 3% performance difference)

4.00% – 6.00%	10 basis points, plus 1 basis point times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)	3.00% or more	8 basis points

6.00% or more	12 basis points	N/A

For example, if the performance difference for an Equity Fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund’s Class A performance exceeds that of the PIA Index, the fee paid to the investment manager will increase. Where the performance of the PIA Index exceeds the performance of the fund’s Class A shares, the fee paid to the investment manager will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

Transition Period
The performance incentive adjustment will not be calculated for the first 6 months from the inception of the fund. After 6 full calendar months, the performance fee adjustment will be determined using the average assets and performance difference over the first 6 full calendar months, and the adjustment rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 12 full calendar months, the full rolling 12-month period will take affect.

Change in Index
If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index; or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change in the PIA Index, a fund’s performance will be compared to a 12-month blended index return that reflects the performance of the current index for the portion of the 12-month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

Statement of Additional Information – Sept. 29, 2011	Page 91

For Columbia 120/20 Contrarian Equity, Columbia Recovery and Infrastructure, and Columbia Global Extended Alpha:
The adjustment will be determined monthly by measuring the percentage difference over a rolling 36-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the PIA Index (“performance difference”). The performance difference will then be used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling 36-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month.

Table 15B. Performance Incentive Adjustment Calculation

Columbia 120/20 Contrarian Equity
Columbia Recovery and Infrastructure		Columbia Global Extended Alpha
Performance		Performance
Difference	Adjustment Rate	Difference	Adjustment Rate
0.00% – 0.50%	0	0.00% – 1.00%	0

0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)	1.00% – 6.00%	10 basis points times the performance difference over 1.00%, times 100 (maximum 50 basis points if a 6% performance difference)

1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)	6.00% or more	50 basis points

2.00% – 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)	N/A

4.00% – 6.00%	10 basis points, plus 1 basis point times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)	N/A

6.00% or more	12 basis points	N/A

For example, if the performance difference for Columbia 120/20 Contrarian Equity is 2.38%, the adjustment rate is 0.00138 [the 1.38% performance difference over 1.00%] x 0.0010 [10 basis points] x 100. Rounded to five decimal places, the adjustment rate is 0.00138. This adjustment rate of 0.00138 is then applied against the average daily net assets for the applicable rolling 36-month or Transition Period, and divided by 12, which provides the performance adjustment fee for that month. Where the fund’s Class A performance exceeds that of the PIA Index for the applicable rolling 36-month period or Transition Period, the fee paid to the investment manager will increase by the adjustment rate. Where the performance of the PIA Index exceeds the performance of the fund’s Class A shares for the applicable rolling 36-month period or Transition Period, the fee paid to the Investment Manager will decrease by the adjustment rate.

The 36-month comparison period rolls over with each succeeding month, so that it always equals 36 months, ending with the month for which the performance adjustment is being computed.

Transition Period
The performance incentive adjustment will not be calculated for the first 24 months from the inception of the fund. After 24 full calendar months, the performance fee adjustment will be determined using the average assets and Performance Difference over the first 24 full calendar months, and the Adjustment Rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 36 full calendar months, the full rolling 36-month period will take affect.

Change in Index
If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, the Board may take action it deems appropriate and in the best interests of shareholders, including:

Statement of Additional Information – Sept. 29, 2011	Page 92

(1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index, or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change the PIA Index, a fund’s performance will be compared to a 36-month blended index return that reflects the performance of the current index for the portion of the 36-month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

In September 2010 the Board approved, an amended investment management services agreement (“IMSA”) that would include elimination of the PIA. Effective October 1, 2010 for Columbia 120/20 Contrarian Equity Fund, Columbia Asia Pacific ex-Japan Fund, Columbia Mid Cap Growth Opportunity Fund and Columbia Multi-Advisor International Value Fund, the investment manager has agreed that for a transitional period of 6 months, except the transitional period for Columbia 120/20 Contrarian Equity Fund will be 18 months, each fund will compensate the investment manager at the lower of: (i) the fee calculated under the proposed IMSA (i.e., without the PIA), or (ii) the fee calculated under the current IMSA (including any applicable negative PIA).

The IMSA proposal was approved by fund shareholders at a shareholder meeting held Feb. 15, 2011. More information about the IMSA proposal is available in proxy materials distributed to shareholders in early 2011. The IMSA proposal was effective in March 2011.

The table below shows the total management fees paid by each fund for the last three fiscal periods as well as nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by the investment manager and its affiliates. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 16. Management Fees and Nonadvisory Expenses

	Management Fees				Nonadvisory expenses
Fund	2011	2010	2009		2011	2010	2009
For funds with fiscal period ending January 31

Columbia Income Builder Fund	N/A	N/A	N/A		$160,083	$101,055	$139,640

Columbia Portfolio Builder Aggressive	N/A	N/A	N/A		257,965	107,162	199,501

Columbia Portfolio Builder Conservative	N/A	N/A	N/A		204,471	151,416	146,492

Columbia Portfolio Builder Moderate	N/A	N/A	N/A		322,390	272,479	278,861

Columbia Portfolio Builder Moderate Aggressive	N/A	N/A	N/A		325,129	290,338	299,503

Columbia Portfolio Builder Moderate Conservative	N/A	N/A	N/A		230,808	164,289	170,774

For funds with fiscal period ending March 31

Columbia Equity Value	$3,875,718	$3,406,527	$4,340,117		389,956	309,679	343,552

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	229,316	360,835	368,969		33,108	31,738	34,475

Columbia Recovery and Infrastructure	4,444,701	2,163,593	45,652	(a)	324,838	232,888	18,717 (a)

Columbia Retirement Plus 2010	N/A	N/A	N/A		(1,775)	(2,671)	(4,254)

Columbia Retirement Plus 2015	N/A	N/A	N/A		(4,415)	(7,079)	(7,894)

Columbia Retirement Plus 2020	N/A	N/A	N/A		(4,703)	(7,779)	(9,956)

Columbia Retirement Plus 2025	N/A	N/A	N/A		(5,727)	(11,346)	(12,026)

Columbia Retirement Plus 2030	N/A	N/A	N/A		(5,390)	(9,157)	(9,748)

Columbia Retirement Plus 2035	N/A	N/A	N/A		(4,114)	(8,136)	(7,948)

Statement of Additional Information – Sept. 29, 2011	Page 93

	Management Fees				Nonadvisory expenses
	2011		2010	2009	2011	2010	2009
Columbia Retirement Plus 2040	N/A		N/A	N/A	$(3,020)	$(7,439)	$(6,946)

Columbia Retirement Plus 2045	N/A		N/A	N/A	(3,148)	(7,533)	(6,418)

For funds with fiscal period ending May 31

Columbia Absolute Return Emerging Markets Macro	$25,529	(b)	N/A	N/A	4,374 (b)	N/A	N/A

Columbia Absolute Return Enhanced Multi-Strategy	48,843	(c)	N/A	N/A	8,497 (c)	N/A	N/A

Columbia Absolute Return Multi-Strategy	71,189	(c)	N/A	N/A	28,272 (c)	N/A	N/A

Columbia High Yield Bond	10,353,350		9,691,900	6,353,707	354,534	(400,525)	(748,008)

Columbia Multi-Advisor Small Cap Value	4,151,219		3,968,159	3,098,591	(300,784)	(684,318)	(963,886)

Columbia U.S. Government Mortgage	1,510,695		1,247,010	1,731,277	(194,816)	(256,078)	(327,855)

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	11,101,095		8,065,963	6,381,215	461,649	(91,086)	(502,682)

For funds with fiscal period ending July 31

Columbia Floating Rate	3,094,169		2,466,113	2,210,544	303,937	226,409	(61,933)

Columbia Income Opportunities	7,531,746		4,451,807	1,913,521	485,939	313,169	291,601

Columbia Inflation Protected Securities	2,373,468		2,886,405	3,322,371	(764,945)	(354,181)	(115,062)

Columbia Large Core Quantitative	23,367,407		21,017,705	9,909,438	(973,406)	(4,112,307)	268,796

Columbia Limited Duration Credit	3,254,713		2,186,361	844,435	(229,794)	(272,368)	(68,816)

Columbia Money Market	7,527,378		8,951,478	12,658,313	(10,704,885)	(13,410,378)	(1,868,463)

	2010		2009	2008	2010	2009	2008
For funds with fiscal period ending August 31

Columbia Diversified Bond	19,593,287		15,648,683	14,772,880	(1,381,496)	(2,314,025)	(461,298)

Columbia Marsico Flexible Capital(d)	N/A		N/A	N/A	N/A	N/A	N/A

Columbia Minnesota Tax-Exempt	1,360,384		1,230,393	1,246,083	44,953	196,213	506,328

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	27,123,619		17,053,076	44,177,652	942,822	1,037,819	1,905,627

Columbia Large Growth Quantitative	4,488,490		2,033,555	905,956	239,308	214,462	195,661

Columbia Large Value Quantitative	1,711,964		661,677	6,618 (e)	175,996	168,055	2,877 (e)

Columbia Mid Cap Value Opportunity	14,465,693		9,896,881	18,813,340	480,913	776,726	992,201

Columbia Strategic Allocation	5,680,661		6,604,411	10,108,947	541,596	585,299	1,047,907

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	1,811,957		4,698,565	4,188,137	198,087	205,127	313,877

Columbia Asia Pacific ex-Japan	1,639,719		78,072 (f)	N/A	432,652	21,500 (f)	N/A

Columbia Emerging Markets Bond	1,777,437		1,320,292	1,182,004	274,761	82,201	172,124

Columbia Emerging Markets Opportunity	6,678,651		3,791,476	7,352,591	1,214,163	524,327	1,138,897

Columbia European Equity	552,061		600,499	980,629	5,098	(31,736)	223,792

Statement of Additional Information – Sept. 29, 2011	Page 94

	Management Fees				Nonadvisory expenses
	2010	2009	2008		2010	2009	2008
Columbia Frontier	884,356	321,582	579,499		(85,171)	(20,898)	200,110

Columbia Global Bond	3,543,599	3,551,274	5,074,934		27,675	(33,836)	165,694

Columbia Global Equity	3,435,736	2,918,784	5,825,153		372,343	350,276	554,139

Columbia Global Extended Alpha	96,692	64,424	16,485	(g)	5,453	4,234	1,122	(g)

Columbia Multi-Advisor International Value	5,751,275	5,749,639	13,239,202		566,858	511,602	1,054,830

Columbia Seligman Global Technology	4,825,096	2,551,543	3,571,473		218,202	386,252	680,094

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	2,716,984	2,699,258	2,764,541		108,977	48,345	506,736

Columbia Mid Cap Growth Opportunity	6,667,459	4,488,355	4,726,590		305,174	281,069	437,496

For funds with fiscal period ending December 31

Columbia Government Money Market	462,678	518,174	893,335		(651,865)	(1,105,030)	6,551

Columbia Select Large-Cap Value	2,692,204	1,486,938	1,732,331		355,259	292,721	282,371

Columbia Select Smaller-Cap Value	3,887,422	1,687,329	2,048,229		(1,052,710)	(186,016)	295,691

Columbia Seligman Communications and Information	31,300,872	25,152,110	28,854,808		1,980,670	1,991,333	2,540,656

(a)	For the fiscal period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	The fund is new as of Sept. 28, 2010 and has not passed its fiscal period end; therefore no reporting is available.

(e)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.

(f)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.

(g)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

Manager of Managers Exemption
The funds have received an order from the SEC that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

For Columbia Seligman Communications and Information, if the fund were to seek to rely on the order, holders of a majority of the fund’s outstanding voting securities would need to approve operating the fund in this manner. There is no assurance shareholder approval, if sought, will be received, and no changes will be made without shareholder approval until that time.

Subadvisory Agreements
The assets of certain funds are managed by subadvisers that have been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the investment manager does not expect to make frequent changes of subadvisers. Certain subadvisers, affiliated with the investment manager, have been directly approved by shareholders. These subadvisers are noted in Table 17.

The investment manager allocates the assets of a fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the fund’s investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the fund are limited to asset management and related recordkeeping services.

The investment manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund’s portfolio, as well as investment

Statement of Additional Information – Sept. 29, 2011	Page 95

research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.

The following table shows the advisory fee schedules for fees paid by the investment manager to subadvisers for funds that have subadvisers. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 17. Subadvisers and Subadvisory Agreement Fee Schedules

Parent
Fund	Subadviser	Company	Fee Schedule

For funds with fiscal period ending May 31

Columbia Absolute Return Emerging Markets Macro	Threadneedle International Limited(b) (Threadneedle) (effective April 11, 2011)	A	0.60% on the first $500 million, reducing to 0.51% as assets increase

Columbia Multi-Advisor Small Cap Value	Barrow, Hanley, Mewhinney & Strauss (BHMS)(a) (effective March 12, 2004)	B	1.00% on the first $10 million, reducing to 0.30% as assets increase

	Donald Smith & Co., Inc.	N/A	0.60% on the first $175 million,
	(Donald Smith)(a)		reducing to 0.55% as assets
	(effective March 12, 2004)		increase

	Metropolitan West Capital Management, LLC (MetWest Capital) (effective April 24, 2006)	C	0.50% on all assets

	Turner Investment Partners, Inc. (Turner) (effective Feb. 19, 2010)	N/A	0.50% on the first $50 million, reducing to 0.35% as assets increase.(a)

For funds with fiscal period ending August 31

Columbia Marsico Flexible Capital Fund	Marsico Capital Management, LLC (Marsico Capital) (effective Sept. 22, 2010)	D	0.45% on all assets

For funds with fiscal period ending October 31

Columbia Asia Pacific ex-Japan	Threadneedle (effective July 15, 2009)	A	0.45% on all assets

Columbia Emerging Markets Opportunity	Threadneedle(b) (effective July 9, 2004)	A	0.50% on all assets

Columbia European Equity	Threadneedle(b) (effective July 9, 2004)	A	0.35% on all assets

Columbia Global Equity	Threadneedle(b) (effective July 9, 2004)	A	0.35% on all as assets

Columbia Global Extended Alpha	Threadneedle(b) (effective Aug. 1, 2008)	A	0.50% on all assets

Columbia Multi-Advisor International Value	AllianceBernstein L.P. (AllianceBernstein) (effective Sept. 17, 2001)	N/A	0.65% on the first $75 million, reducing to 0.30% as assets increase

	Mondrian Investment Partners Limited (Mondrian) (effective August 18, 2008)	N/A	0.70% on all assets

	Tradewinds Global Investors, LLC (Tradewinds) (effective August 18, 2008)	N/A	0.50% on the first $250 million, reducing to 0.40 as assets increase

(a)	The fee is calculated based on the combined net assets subject to the subadviser’s investment management.

(b)	Threadneedle and Columbia WAM are affiliates of the investment manager as an indirect, wholly-owned subsidiary of Ameriprise Financial.

A –	Threadneedle is an indirect wholly-owned subsidiary of Ameriprise Financial.

B –	BHMS is an independent-operating subsidiary of Old Mutual Asset Management.

C –	Metropolitan West Capital Management, LLC (MetWest Capital) is a subsidiary of Wells Fargo & Company and operates within the Evergreen Investments unit of its asset management division.

D –	Marsico Capital is an indirect subsidiary of Marsico Management Equity, LLC, a Delaware Limited Liability Company.

Statement of Additional Information – Sept. 29, 2011	Page 96

The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 18. Subadvisory Fees

		Subadvisory Fees Paid
Fund	Subadviser	2011		2010		2009

For funds with fiscal period ending May 31

Columbia Absolute Return Emerging Markets Macro	Threadneedle	$16,137	(a)	N/A		N/A

Columbia Multi-Advisor Small Cap Value	BHMS	528,823		$491,375		$437,027

	Donald Smith	655,916		587,548		497,789

	MetWest Capital	532,035		491,635		466,432

	Turner	316,205		89,142		N/A	(b)

	Former subadviser: Franklin Portfolio Associates (from March 2004 to June 6, 2008)	N/A		N/A		22,583	(c)

	Former subadviser: Federated MDTA, LLC (from June 6, 2008 to Feb. 19, 2010)	N/A		325,109	(d)	443,715

		2010		2009		2008

For funds with fiscal period ending August 31

Columbia Marsico Flexible Capital(e)	Marsico Capital	N/A		N/A		N/A

For funds with fiscal period ending October 31

Columbia Asia Pacific ex-Japan	Threadneedle	995,409		42,462	(f)	N/A

Columbia Emerging Markets Opportunity	Threadneedle	2,539,990		1,469,749		2,801,637

Columbia European Equity	Threadneedle	247,803		260,772		443,279

Columbia Global Equity	Threadneedle	1,364,749		1,168,151		2,269,177

Columbia Global Extended Alpha	Threadneedle	69,698		43,117		11,750	(g)

Columbia Multi-Advisor International Value	AllianceBernstein	1,603,210		2,170,338		6,268,208

	Mondrian	737,673		714,196		77,048	(h)

	Tradewinds	936,676		1,116,798		129,124	(h)

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)	The subadviser did not begin managing the fund until after the fund’s fiscal year end.

(c)	For the fiscal period from June 1, 2008 to June 6, 2008.

(d)	For the fiscal period from June 1, 2009 to Feb. 19, 2010.

(e)	The fund is new as of Sept. 28, 2010 and has not passed its fiscal period end; therefore no reporting is available.

(f)	For the fiscal period from July 15, 2009 to Oct. 31, 2009.

(g)	For the fiscal period from Aug. 1, 2008 to Oct. 31, 2008.

(h)	For the fiscal period from Aug. 18, 2008 to Oct. 31, 2008.

Statement of Additional Information – Sept. 29, 2011	Page 97

Portfolio Managers. For funds other than money market funds, the following table provides information about the fund’s portfolio managers as of the end of the most recent fiscal period, unless otherwise noted. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 19. Portfolio Managers

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

For funds with fiscal period ending January 31

Columbia Income Builder	Colin Lundgren	15 RICs 10 other accounts	$53.75 billion $277.55 million	3 RICs ($3.48 B)	None	(4)	(13)

	Gene R. Tannuzzo	12 RICs 2 other accounts	$43.35 billion $0.10 million	None	None

Columbia Portfolio Builder	Kent M. Bergene(b)	26 RICs 7 other accounts	$5.22 billion $1.67 million	None	$50,001 – $100,000	(1)	(14)

Aggressive	Colin Moore	29 RICs	$7.57 billion	1 RIC ($1.04 B)	None

	David M. Joy	27 RICs 6 other accounts	$6.27 billion $1.43 million	1 RIC ($1.04 B)	None	(1)	(13)

	Anwiti Bahuguna	27 RICs 7 other accounts	$6.27 billion $16.84 million	1 RIC ($1.04 B)	None

	Kent Peterson	27 RICs 4 other accounts	$6.27 billion $0.63 million	1 RIC ($1.04 B)	None

	Marie M. Schofield	27 RICs	$6.27 billion	1 RIC ($1.04 B)	None

Columbia Portfolio Builder	Kent M. Bergene(b)	26 RICs 7 other accounts	$5.54 billion $1.67 million	None	$10,001 – $50,000	(1)	(14)

Conservative	Colin Moore	29 RICs	$7.88 billion	1 RIC ($1.04 B)	None

	David M. Joy	27 RICs 6 other accounts	$6.58 billion $1.43 million	1 RIC ($1.04 B)	$100,001 – $500,000	(1)	(13)

	Anwiti Bahuguna	27 RICs 7 other accounts	$6.58 billion $16.84 million	1 RIC ($1.04 B)	None

	Kent Peterson	27 RICs 4 other accounts	$6.58 billion $0.63 million	1 RIC ($1.04 B)	None

	Marie M. Schofield	27 RICs	$6.58 billion	1 RIC ($1.04 B)	None

Columbia Portfolio Builder	Kent M. Bergene(b)	26 RICs 7 other accounts	$4.60 billion $1.67 million	None	$50,001 – $100,000	(1)	(14)

Moderate	Colin Moore	29 RICs	$6.95 billion	1 RIC ($1.04 B)	None

Aggressive	David M. Joy	27 RICs 6 other accounts	$5.65 billion $1.43 million	1 RIC ($1.04 B)	None	(1)	(13)

	Anwiti Bahuguna	27 RICs 7 other accounts	$5.65 billion $16.84 million	1 RIC ($1.04 B)	None

	Kent Peterson	27 RICs 4 other accounts	$5.65 billion $0.63 million	1 RIC ($1.04 B)	None

	Marie M. Schofield	27 RICs	$5.65 billion	1 RIC ($1.04 B)	None

Columbia Portfolio Builder	Kent M. Bergene(b)	26 RICs 7 other accounts	$5.32 billion $1.67 million	None	$10,001 – $50,000	(1)	(14)

Moderate	Colin Moore	29 RICs	$7.67 billion	1 RIC ($1.04 B)	None

Conservative	David M. Joy	27 RICs 6 other accounts	$6.37 billion $1.43 million	1 RIC ($1.04 B)	None	(1)	(13)

	Anwiti Bahuguna	27 RICs 7 other accounts	$6.37 billion $16.84 million	1 RIC ($1.04 B)	None

	Kent Peterson	27 RICs 4 other accounts	$6.37 billion $0.63 million	1 RIC ($1.04 B)	None

	Marie M. Schofield	27 RICs	$6.37 billion	1 RIC ($1.04 B)	None

Columbia Portfolio Builder	Kent M. Bergene(b)	26 RICs 7 other accounts	$4.40 billion $1.67 million	None	$100,001 – $500,000	(1)	(14)

Moderate	Colin Moore	29 RICs	$6.75 billion	1 RIC ($1.04 B)	None

	David M. Joy	27 RICs 6 other accounts	$5.45 billion $1.43 million	1 RIC ($1.04 B)	None	(1)	(13)

	Anwiti Bahuguna	27 RICs 7 other accounts	$5.45 billion $16.84 million	1 RIC ($1.04 B)	None

	Kent Peterson	27 RICs 4 other accounts	$5.45 billion $0.63 million	1 RIC ($1.04 B)	None

	Marie M. Schofield	27 RICs	$5.45 billion	1 RIC ($1.04 B)	None

Statement of Additional Information – Sept. 29, 2011	Page 98

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

For funds with fiscal period ending March 31

Columbia Equity Value	Steve Schroll	12 RICs 2 PIVs 18 other accounts(c)	$15.69 billion $68.67 million $656.99 million	8 RICs ($15.06 B)	$50,001- $100,000	(2)	(13)

	Laton Spahr	12 RICs 2 PIVs 15 other accounts(c)	$15.69 billion $68.67 million $657.12 million	8 RICs ($15.06 B)	$100,001- $500,000

	Paul Stocking	12 RICs 2 PIVs 21 other accounts(c)	$15.69 billion $68.67 million $667.28 million	8 RICs ($15.06 B)	$50,001- $100,000

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	Steve Schroll	11 RICs 2 PIVs 18 other accounts(c)	$16.25 billion $71.02 million $673.39 million	4 RICs ($10.38 B)	$10,001- $50,000	(2)	(13)

	Laton Spahr	11 RICs 2 PIVs 15 other accounts(c)	$16.25 billion $71.02 million $674.87 million	4 RICs ($10.38 B)	$500,001- $1,000,000

	Paul Stocking	11 RICs 2 PIVs 21 other accounts(c)	$16.25 billion $71.02 million $682.0 million	4 RICs ($10.38 B)	$100,001- $500,000

Columbia Recovery and Infrastructure	Warren Spitz	7 other accounts	$9.28 million	None	Over $1,000,000	(2)	(13)

Columbia Retirement Plus	Kent M. Bergene(b)	23 RICs 7 other accounts	$49.54 billion $1.83 million	None	None	(1)	(14)

2010	Todd White	9 RICs 7 PIVs 43 other accounts	$269.36 million $2.66 million $47.84 billion	1 other account ($50.87 M)	None

	Anwiti Bahuguna	19 RICs 4 other accounts	$8.14 billion $0.21 million	None	None	(1)	(13)

	Kent Peterson	22 RICs 7 other accounts	$8.26 billion $1.67 million	None	None

Columbia Retirement Plus	Kent M. Bergene(b)	23 RICs 7 other accounts	$49.53 billion $1.83 million	None	None	(1)	(14)

2015	Todd White	9 RICs 7 PIVs 43 other accounts	$255.34 million $2.66 million $47.84 billion	1 other account ($50.87 M)	None

	Anwiti Bahuguna	19 RICs 4 other accounts	$8.13 billion $0.21 million	None	None	(1)	(13)

	Kent Peterson	22 RICs 7 other accounts	$8.25 billion $1.67 million	None	None

Columbia Retirement Plus	Kent M. Bergene(b)	23 RICs 7 other accounts	$49.53 billion $1.83 million	None	None	(1)	(14)

2020	Todd White	9 RICs 7 PIVs 43 other accounts	$253.7 million $2.66 million $47.84 billion	1 other account ($50.87 M)	None

	Anwiti Bahuguna	19 RICs 4 other accounts	$8.13 billion $0.21 million	None	None	(1)	(13)

	Kent Peterson	22 RICs 7 other accounts	$8.25 billion $1.67 million	None	None

Columbia Retirement Plus	Kent M. Bergene(b)	23 RICs 7 other accounts	$49.52 billion $1.83 million	None	None	(1)	(14)

2025	Todd White	9 RICs 7 PIVs 43 other accounts	$246.17 million $2.66 million $47.84 billion	1 other account ($50.87 M)	None

	Anwiti Bahuguna	19 RICs 4 other accounts	$8.12 billion $0.21 million	None	None	(1)	(13)

	Kent Peterson	22 RICs 7 other accounts	$8.24 billion $1.67 million	None	None

Columbia Retirement Plus	Kent M. Bergene(b)	23 RICs 7 other accounts	$49.52 billion $1.83 million	None	$50,001- $100,000	(1)	(14)

2030	Todd White	9 RICs 7 PIVs 43 other accounts	$247.85 million $2.66 million $47.84 billion	1 other account ($50.87 M)	None

	Anwiti Bahuguna	19 RICs 4 other accounts	$8.12 billion $0.21 million	None	None	(1)	(13)

	Kent Peterson	22 RICs 7 other accounts	$8.24 billion $1.67 million	None	None

Statement of Additional Information – Sept. 29, 2011	Page 99

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

Columbia Retirement Plus	Kent M. Bergene(b)	23 RICs 7 other accounts	$49.53 billion $1.83 million	None	None	(1)	(14)

2035	Todd White	9 RICs 7 PIVs 43 other accounts	$255.2 million $2.66 million $47.84 billion	1 other account ($50.87 M)	None

	Anwiti Bahuguna	19 RICs 4 other accounts	$8.13 billion $0.21 million	None	None	(1)	(13)

	Kent Peterson	22 RICs 7 other accounts	$8.25 billion $1.67 million	None	None

Columbia Retirement Plus	Kent M. Bergene(b)	23 RICs 7 other accounts	$49.53 billion $1.83 million	None	None	(1)	(14)

2040	Todd White	9 RICs 7 PIVs 43 other accounts	$261.56 million $2.66 million $47.84 billion	1 other account ($50.87 M)	None

	Anwiti Bahuguna	19 RICs 4 other accounts	$8.13 billion $0.21 million	None	None	(1)	(13)

	Kent Peterson	22 RICs 7 other accounts	$8.26 billion $1.67 million	None	None

Columbia Retirement Plus	Kent M. Bergene(b)	23 RICs 7 other accounts	$49.53 billion $1.83 million	None	None	(1)	(14)

2045	Todd White	9 RICs 7 PIVs 43 other accounts	$260.52 million $2.66 million $47.84 billion	1 other account ($50.87 M)	None

	Anwiti Bahuguna	19 RICs 4 other accounts	$8.13 billion $0.21 million	None	None	(1)	(13)

	Kent Peterson	22 RICs 7 other accounts	$8.26 billion $1.67 million	None	None

For funds with fiscal period ending May 31

Columbia	Threadneedle:
Absolute Return	Richard House	7 PIVs 1 other account	$1.51 billion $293.2 million	2 PIVs ($73.5 M)	None(i)	(10)	(25)

Emerging Markets Macro	Agnes Belaisch	3 PIVs	$106.0 million	2 PIVs ($73.5 M)	None(i)

Columbia Absolute Return	Todd White	8 RICs 7 PIVs 43 other accounts	$230.10 million $2.43 billion $48.29 billion	1 other account ($50.88 M)	$500,001- $1,000,000	(2)	(13)

Enhanced Multi-Strategy	Kent M. Peterson	21 RICs 7 other accounts	$8.10 billion $1.54 million	1 RIC (1.03 B)	None

Columbia Absolute Return	Todd White	8 RICs 7 PIVs 43 other accounts	$199.02 million $2.43 billion $48.29 billion	1 other account ($50.88 M)	$500,001- $1,000,000	(2)	(13)

Multi-Strategy	Kent M. Peterson	21 RICs 7 other accounts	$8.07 billion $1.54 million	1 RIC (1.03 B)	None

Columbia	Jennifer Ponce de Leon	5 RICs 1 PIV 25 other accounts	$10.05 billion $18.32 million $36.57 billion	None	$100,001- $500,000	(2)	(13)

High Yield Bond	Brian Lavin	15 RICs 1 PIV 3 other accounts	$23.59 billion $18.32 million $465.64 million	None	None

Statement of Additional Information – Sept. 29, 2011	Page 100

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

Columbia Multi-Advisor Small	Donald Smith: Donald G. Smith	2 RICs 2 PIVs	$1.12 billion $21.0 million	1 RIC ($1.06 B); 1 other accounts	None

Cap Value	Richard L. Greenberg	37 other accounts	$2.30 billion	($94 M)		(6)	(16)

	BHMS:
	James S. McClure	4 RICs	$991.3 million

	John P. Harloe	1 PIV 18 other accounts	$6.7 million $956.0 million	None	None	(8)	(17)

	MetWest Capital:
	Samir Sikka	3 RICs 2 PIVs 11 other accounts	$454.3 million $118.2 million $499.6 million	2 other accounts ($305.4 M)	None	(9)	(18)

	Turner:
	David Kovacs	3 RICs 6 PIVs 4 other accounts	$389.0 million $106.0 million $43.0 million	1 PIV ($6 M)	None	(3)	(15)

Columbia U.S. Government Mortgage	Jason J. Callan	2 RICs 3 other accounts	$1.80 billion $0.64 million	None	$100,001- $500,000	(2)	(13)

	Tom Heuer	2 RICs 2 other accounts	$1.80 billion $0.57 million	None	$50,001- $100,000

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	Steve Schroll	11 RICs 2 PIVs 524 other accounts	$414.69 billion $69.54 million $651.27 million	3 RICs ($7.1 B)	$100,001- $500,000

	Laton Spahr	11 RICs 2 PIVs 521 other accounts	$414.69 billion $69.54 million $653.01 million	3 RICs ($7.1 B)	$500,001- $1,000,000	(2)	(13)

	Paul Stocking	11 RICs 2 PIVs 527 other accounts	$414.69 billion $69.54 million $659.99 million	3 RICs ($7.1 B)	$100,001- $500,000

For funds with fiscal period ending July 31

Columbia Floating Rate	Lynn Hopton	10 PIVs 16 other accounts	$4.05 billion $30.71 billion	None	None	(2)	(19)

	Yvonne Stevens	10 PIVs 15 other accounts	$4.05 billion $30.70 billion	None	None

	Steve Staver	10 other accounts	$1.72 million	None	None

Columbia Income Opportunities	Brian Lavin	13 RICs 1 PIV 3 other accounts	$105.92 billion $18.80 million $539.09 million	None	$50,001- $100,000	(2)	(13)

Columbia Inflation Protected Securities	Nicholas Pifer	6 RICs 1 PIV 17 other accounts	$5.70 billion $7.02 million $32.63 billion	None	None	(2)	(13)

	Vishal Khanduja	1 RIC 3 other accounts	$2.86 billion $0.27 million	None	None

Columbia Large Core Quantitative	Brian M. Condon	6 RICs 12 other accounts	$4.01 billion $1.28 million	None	None	(2)	(21)

	Oliver Buckley	5 RICs 7 other accounts	$2.85 billion $5.0 million	None	None

Columbia Limited Duration Credit	Tom Murphy	5 RICs 2 PIVs 16 other accounts	$13.42 billion $404.59 million $33.73 billion	None	Over $1,000,000	(2)	(13)

	Timothy J. Doubek	2 RICs 6 other accounts	$3.40 billion $60.16 million	None	$100,001- $500,000

For funds with fiscal period ending August 31

Columbia Diversified Bond	Tom Murphy	5 RICs 2 PIVs 18 other accounts	$7.96 billion $709.69 million $13.30 billion	2 RICs ($1.46 B); 1 other account ($29.94 M)	$10,001 – $50,000	(2)	(13)

	Jennifer Ponce de Leon	6 RICs 27 other accounts	$5.60 billion $4.68 billion	2 RICs ($1.46 B); 1 other account ($29.94 M)	None

	Colin Lundgren	22 RICs 9 other accounts	$38.96 billion $272.65 million	2 RICs ($1.46 B)	$100,001 – $500,000

Statement of Additional Information – Sept. 29, 2011	Page 101

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

Columbia Marsico Flexible Capital	Marsico Capital: A. Douglas Rao(g)	23 RICs 9 PIVs 111 other accounts(c)	$15.22 billion $1.14 billion $11.46 billion	None	None	(12)	(26)

Columbia Minnesota Tax-Exempt	Catherine Stienstra	10 RICs 12 other accounts	$4.15 billion $6.80 billion	None	None	(2)	(13)

	Mary Grindland(h)	1 RIC 6 other accounts	$67.34 billion $0.42 million	None	$10,001 – $50,000

For fund with fiscal period ending September 30

Columbia Diversified Equity Income	Laton Spahr	12 RICs 2 PIVs 16 other accounts	$9.94 billion $59.51 million $544.22 million	8 RICs ($9.42 B)	$100,001-$500,000

	Steve Schroll	12 RICs 2 PIVs 18 other accounts	$9.94 billion $59.51 million $543.14 million	8 RICs ($9.42 B)	$50,001-$100,000	(2)	(13)

	Paul Stocking	12 RICs 2 PIVs 20 other accounts	$9.94 billion $59.51 million $549.37 million	8 RICs ($9.42 B)	Over $1,000,000

Columbia Large Growth Quantitative	Brian M. Condon	11 RICs 9 PIVs 40 other accounts	$7.92 billion $757 million $2.798 billion	1 PIV ($22 M)	None	(2)	(21)

	Oliver Buckley(f)	7 other accounts	$5.0 million	None	None

Columbia Large Value Quantitative	Brian M. Condon	11 RICs 9 PIVs 40 other accounts	$8.429 billion $757 million $2.798 billion	1 PIV ($22 M)	None	(2)	(21)

	Oliver Buckley(f)	7 other accounts	$5.0 million	None	None

Columbia Mid Cap Value Opportunity	Laton Spahr	12 RICs 2 PIVs 16 other accounts	$12.18 billion $59.51 million $544.22 million	8 RICs ($9.42 B)	$50,001-$100,000

	Steve Schroll	12 RICs 2 PIVs 18 other accounts	$12.18 billion $59.51 million $543.14 million	8 RICs ($9.42 B)	$50,001-$100,000	(2)	(13)

	Paul Stocking	12 RICs 2 PIVs 20 other accounts	$12.18 billion $59.51 million $549.37 million	8 RICs ($9.42 B)	$50,001-$100,000

Columbia Strategic Allocation	Anwiti Bahuguna	36 RICs 35 PIVs 21 other accounts	$6.558 billion $4.45 billion $252 million	None	None

	Kent Peterson	36 RICs 35 PIVs 16 other accounts	$6.558 billion $4.45 billion $252 million	None	None	(2)	(21)

	Marie M. Schofield	36 RICs 35 PIVs 17 other accounts	$6.558 billion $4.45 billion $253 million	None	None

	Colin Moore	38 RICs 35 PIVs 20 other accounts	$7.93 billion $4.45 billion $255 million	None	None	(2)	(14)

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	Nicholas Pifer	6 RICs 1 PIV 18 other accounts	$5.38 billion $7.44 million $4.99 billion	2 other accounts ($92.12 M)	$50,001-$100,000	(2)	(13)

Columbia Asia Pacific ex-Japan	Threadneedle:
	Vanessa Donegan	5 RICs 9 other accounts	$3.86 billion $4.62 billion	2 RICs	None(i)	(10)	(25)

	Rafael Polatinsky	2 RICs 3 other accounts	$1.66 billion $840.0 million	2 RICs

Columbia Emerging Markets Bond	Nicholas Pifer	6 RICs 1 PIV 18 other accounts	$5.02 billion $7.44 million $4.99 billion	2 other accounts ($92.12 M)	$10,001-$50,000	(2)	(13)

	Jim Carlene	6 PIVs 5 other accounts	$63.99 million $1.32 million	None	$10,001-$50,000

Statement of Additional Information – Sept. 29, 2011	Page 102

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

Columbia Emerging	Threadneedle:
Markets Opportunity	Irina Miklavchich(j)	1 other accounts	$191.52 million	None	None(i)	(10)	(25)

	Vanessa Donegan	5 RICs 9 other accounts	$4.64 billion $4.62 billion	2 RICs

	Rafael Polatinsky	2 RICs 5 PIVs 3 other accounts	$1.29 billion $564.21 million $603.52 million	2 RICs ($1.29 B)

Columbia European	Threadneedle:
Equity	Dan Ison	4 RICs	$1.07 billion	1 RIC ($95 M)	None(i)	(10)	(25)

Columbia Frontier	John K. Schonberg	8 RICs 2 PIVs 6 other accounts	$1.85 billion $29.31 million $1.58 million	2 RICs ($1.46 B)	None	(2)	(13)

	Sam Murphy	2 RICs 3 other accounts	$1.46 billion $0.14 million		None

	Mike Marzolf	2 RICs 3 other accounts	$1.46 billion $0.08 million		None

Columbia Global Bond	Nicholas Pifer	6 RICs 1 PIV 18 other accounts	$5.02 billion $7.44 million $4.99 billion	2 other accounts ($92.12 M)	$50,001-$100,000	(2)	(13)

Columbia Global	Threadneedle:
Equity	Stephen Thornber	3 RICs 1 other account	$114.0 million $455.0 million	2 RICs ($79 M)	None(i)	(10)	(25)

	Esther Perkins(k)	1 RIC 1 PIV 4 other accounts	$551.87 million $16.0 million $709.0 million	None

Columbia Global Extended Alpha	Threadneedle:
	Jeremy Podger	4 RICs 2 other accounts	$2.92 billion $64.0 million	1 RIC ($2 M)	None(i)	(10)	(25)

	Stephen Thornber(k)	3 RICs 1 other account	$567.0 million $152.0 million	2 RICs ($479 M)

Columbia Multi-	AllianceBernstein:
Advisor International Value	Kevin F. Simms	210 RICs 339 PIVs 33,200 other accounts	$35.55 billion $20.71 billion $83.31 billion	3 RICs ($6.74 B); 13 PIVs ($1.26 B); 66 other accounts ($8.53 B)	None	(11)	(22)

	Henry S. D’Auria	165 RICs 247 PIVs 33,196 other accounts	$33.38 billion $18.70 billion $82.94 billion	3 RICs ($6.74 B); 10 PIVs ($1.21 B); 66 other accounts ($8.53 B)

	Sharon E. Fay	212 RICs 363 PIVs 33,374 other accounts	$36.11 billion $24.01 billion $92.72 billion	3 RICs ($6.74 B); 15 PIVs ($1.53 B); 87 other accounts ($9.38 B)

	Eric J. Franco	74 RICs 122 PIVs 142 other accounts	$16.54 billion $6.40 billion $17.14 billion	1 RIC ($2.12 B); 1 PIV ($0); 8 other accounts ($1.16 B)

Mondrian:
	Ormala Krishnan	1 RIC 1 PIV 9 other accounts	$456.0 million $1.54 billion $1.19 million	None	None	(5)	(23)

Tradewinds:
	Peter Boardman	6 RICs 11 PIVs 40,383 other accounts	$2.17 billion $984.8 million $13.31 billion	None	None	(7)	(24)

	Alberto Jimenez Crespo	6 RICs 11 PIVs 40,380 other accounts	$2.19 billion $985.0 million $13.11 billion

Columbia Seligman Global Technology	Richard M. Parower	3 RICs 5 PIVs 9 other accounts	$3.97 billion $1.96 billion $416.27 million	None	None	(2)	(20)

	Paul H. Wick	4 RICs 5 PIVs 6 other accounts	$4.27 billion $1.96 billion $411.85 million		None

	Reema D. Shah	3 RICs 5 PIVs 10 other accounts	$3.97 billion $1.96 billion $412.34 million		None

	Ajay Diwan	4 RICs 5 PIVs 10 other accounts	$4.27 billion $1.96 billion $410.98 million		None

	Benjamin Lu	1 RIC 2 PIVs 1 other account	$5.58 million $26.89 million $0.001 million		None

Statement of Additional Information – Sept. 29, 2011	Page 103

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	Catherine Stienstra	13 RICs 12 other accounts	$4.24 billion $39.69 billion	None	None	(2)	(13)

Columbia Mid Cap Growth Opportunity	George J. Meyers(f)	6 RICs 2 PIVs 239 other accounts	$4.05 billion $195.39 million $358.3 million	None	None

	Wayne M. Collette(f)	7 RICs 2 PIVs 245 other accounts	$4.32 billion $195.39 million $359.9 million	None	$10,001-$50,000	(2)	(21)

	Lawrence W. Lin(f)	6 RICs 2 PIVs 246 other accounts	$4.05 billion $195.39 million $359.2 million	None	None

	Brian D. Neigut(f)	6 RICs 2 PIVs 248 other accounts	$4.05 billion $195.39 million $358.9 million	None	None

For funds with fiscal period ending December 31

Columbia Select Large-Cap Value	Neil Eigen	5 RICs 1 PIV 70 other accounts(c)	$700.17 million $165.58 million $3.02 billion	None	None	(2)	(13)

	Richard Rosen	5 RICs 1 PIV 46 other accounts(c)	$700.17 million $165.58 million $2.97 billion	None	None

Columbia Select Smaller-Cap Value	Neil Eigen	5 RICs 1 PIV 70 other accounts(c)	$638.76 million $165.58 million $3.02 billion	None	$10,001-$50,000	(2)	(13)

	Richard Rosen	5 RICs 1 PIV 46 other accounts(c)	$638.76 million $165.58 million $2.97 billion	None	None

Columbia Seligman Communications and Information	Paul Wick	6 RICs 5 PIVs 5 other accounts	$1.12 billion $2.04 billion $299.97 million	None	Over $1,000,000	(2)	(20)

	Richard Parower	5 RICs 5 PIVs 10 other accounts	$807.99 million $1.82 billion $347.38 million	None	None

	Sangeeth Peruri	3 RICs 3 PIVs 9 other accounts	$201.24 million $50.03 million $22.10 million	None	None

	Vishal Saluja(d)	6 PIVs 4 other accounts	$773.62 million $15.36 million	None	None

	Sushil Wagle(d)	None	N/A	N/A	None

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.

(a)	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

(b)	Mr. Bergene has overall accountability for the group that monitors the subadvisers for the funds and for making recommendations to the Board on changes to those subadvisers.

(c)	Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.

(d)	The portfolio manager began managing the fund effective Feb. 28, 2011; reporting is provided as of Dec. 31, 2010.

(e)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of April 30, 2010.

(f)	The portfolio manager began managing the fund effective Aug. 1, 2011; reporting information is as of June 30, 2011.

(g)	The portfolio manager reporting is provided as of July 31, 2010.

(h)	The portfolio manager began managing the fund effective Oct. 1, 2010; reporting is provided as of July 31, 2010.

(i)	The fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the fund.

(j)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of March 31, 2011.

(k)	The portfolio manager began managing the fund effective June 6, 2011; reporting information is provided as of April 30, 2011.

Potential Conflicts of Interest

(1)	Columbia Management: Management of funds-of-funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the funds’ prospectus.

Portfolio managers of the fund-of-funds may be involved in determining each funds-of-fund’s allocation among the three main asset classes (equity, fixed income and cash) and the allocation among investment categories within each asset class, as well as each funds-of-fund’s allocation among the underlying funds.

• Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds.

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In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

(2)	Columbia Management: Like other investment professionals with multiple clients, a fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The investment manager and the funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the investment manager’s Code of Ethics and certain limited exceptions, the investment manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, the investment manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The investment manager and the funds have adopted compliance procedures that provide that any transactions between a fund and another account managed by the investment manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a fund, even though it could have been bought or sold for the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the funds.

A fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the investment manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the investment manager and its affiliates.

(3)	Turner: As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal

Statement of Additional Information – Sept. 29, 2011	Page 105

securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV, Part II for a description of some of its policies and procedures in this regard.

(4)	Columbia Management: Management of the Income Builder Fund-of-Funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the fund’s prospectus.

The investment manager uses quantitative models combined with qualitative factors to determine the funds allocations to the underlying funds. Using these methodologies, a group of the investment manager’s investment professionals allocates the fund’s assets within and across different asset classes in an effort to achieve the fund’s objective of providing a high level of current income and growth of capital. The fund will typically be rebalanced monthly in an effort to maximize the level of income and capital growth, incorporating various measures of relative value subject to constraints that set minimum or maximum exposure within asset classes, as set forth in the prospectus. Within the equity and fixed income asset classes, the investment manager establishes allocations for the funds, seeking to achieve each fund’s objective by investing in defined investment categories. The target allocation range constraints are intended, in part, to promote diversification within the asset classes.

Because of the structure of funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

• In certain cases, the portfolio managers of the underlying funds are the same as the portfolio managers of the Income Builder Fund-of-Funds, and could influence the allocation of fund-of-funds assets to or away from the underlying funds that they manage.

• The investment manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

The investment manager monitors the performance of the underlying funds and may, from time to time, recommend to the Board of Trustees of the funds a change in portfolio management or fund strategy or the closure or merger of an underlying fund. In addition, the investment manager may believe that certain funds may benefit from additional assets or could be harmed by redemptions. All of these factors may also influence decisions in connection with the allocation of funds-of-funds assets to or away from certain underlying funds.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

(5)	Mondrian: Mondrian does not foresee any material conflicts of interest that may arise in the management of the funds and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are always put ahead of Mondrian’s own interests or those of its employees and directors:

Access to non-public information
As an Investment Manager Mondrian may come in to contact with information about a company that is not generally available to the investing public. Mondrian’s policy and procedures for handling any conflicts of interest arising from access to nonpublic information are set out in the Mondrian Investment Partners Limited Code of Ethics under “Policy Statement on Insider Trading and Securities Fraud”. If an employee is uncertain as to whether an interest or relationship is material or adverse, they should consult the Chief Compliance Officer for guidance.

Allocation of aggregated trades
Mondrian may from time to time aggregate trades for a number of its clients.

Mondrian’s policy requires that all allocations of aggregated trades must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to our clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.

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Allocation of investment opportunities
Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities.

Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities.

All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates. See also “Side-by-side management of hedge funds” below.

Cherry picking
Cherry picking is an abusive practice whereby an investment firm misrepresents its stock selecting skills by only showing top performing securities in promoting its investment services. Mondrian’s production of marketing materials is centrally controlled and independently reviewed to ensure that all materials are fair and not misleading.

Dealing in investments as agent for more than one party
Conflicts of interest exist when a portfolio management firm manages multiple client portfolios. Mondrian addresses these potential conflicts through the operation of dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients.

Allocation of IPO opportunities
Initial Public Offerings (“IPO’s”) present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the IPO allocation could be divided among a small select group of clients with others not receiving the allocation they would otherwise be entitled to. Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades. All IPO purchases are allocated on a strict pro-rata basis.

Dealing in investments as principal in connections with the provision of seed capital
A conflict of interest exists when a portfolio management firm manages its own money alongside client money.

Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

Directorships and external arrangements
Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Mondrian clients. Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The Chief Compliance Officer must also be informed of all such appointments and changes. The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual’s responsibilities to Mondrian clients.

Dual agency
Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate.

Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the Portfolio Manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.

Employee compensation
There is a potential risk that Mondrian’s compensation structure may incentivize employees to place their interests ahead of client interests, or, place one client’s interests ahead of another. Mondrian’s compensation structure does not provide incentives for any member staff to favor any client (or group of clients). Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a

Statement of Additional Information – Sept. 29, 2011	Page 107

team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Employee personal account dealing
There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account. Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction on their own account which conflicts with client interests. Mondrian’s rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

Gifts and entertainment (received)
In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients. Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of £100 require pre-approval). All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.

Gifts and entertainment (given)
In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate. Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of £200 require pre-approval). All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.

Investment in shares issued by Companies who are clients of Mondrian
Mondrian has client relationships with a number of entities which are associated with companies that issue securities in which Mondrian could invest client assets. This results in a potential conflict of interest. Mondrian makes stock selection decisions at a committee level. If a security is identified as offering a good investment opportunity it is added to Mondrian’s list of approved securities. All portfolios governed by the same or a similar mandate are structured similarly, that is, will hold the same or comparable securities. Mondrian would not consider client relationships when analyzing securities and would not add a holding to, or remove one from, the approved list because of a client relationship.

Management of investment capacity
Where there is limited capacity in Mondrian’s investment products, there is a potential for a conflict of interest in relation to how that capacity is allocated when there is strong demand. With regard to a closing policy, Mondrian recognizes the importance and the challenge of managing the growth of assets under management without compromising the interests of existing clients. To this end, the company has a track record of closing products early. In recent years Mondrian has soft closed its core EAFE and all-cap Emerging Markets equity products. These closures have been carried out early to give existing clients some further, albeit limited, scope for contribution to funds invested. Also, capacity in these styles has been reserved for Mondrian’s co-mingled vehicles.

Performance fees
Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees. Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis. The potential conflict of interest arising from these fee arrangements is addressed by Mondrian’s procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.

Portfolio holdings disclosure
Detailed portfolio holdings information can potentially be used by one or more clients/shareholders to obtain advantage over others who do not have access to that information. There is a potential risk that Mondrian could make nonpublic portfolio holdings information available to one or more select clients before it is made available to all relevant clients. Conflicts of interest arising from access to nonpublic information are addressed in the Mondrian Investment Partners Limited Code of Ethics under “Policy Statement on Insider Trading and Securities Fraud”. Additionally, Mondrian has procedures in place to ensure that client portfolio holdings information (including co-mingled funds) is kept confidential and is not inappropriately released to one or more clients/shareholders ahead of others.

Statement of Additional Information – Sept. 29, 2011	Page 108

Portfolio pumping
Portfolio pumping is the act of bidding up the value of a client’s holdings immediately before the end of a calendar quarter, or other period when portfolio performance is measured. This is done by using a client’s funds to place an excessive volume of trades in securities held by another client. This may drive up the value of the holdings on a temporary basis. Mondrian does not permit trading for the purpose of temporarily improving the performance of a portfolio. Mondrian’s investment procedures require all changes to portfolio holdings to be approved by the relevant Investment Committee. Although portfolio performance is measured and reported to clients on a monthly basis, Mondrian’s clients assess portfolio returns and relative performance on a longer term basis, in accordance with Mondrian’s long-term investment approach.

Pricing and valuation
There is a potential conflict of interest inherent in every valuation where an investment management firm is compensated on asset size and/or portfolio performance. Mondrian has policies and procedures in place to ensure that an appropriate independent pricing source is used for all security types. Adherence to these policies and procedures is monitored using exception reporting, as well as regular review, testing and evaluation of the adequacy of the procedures.

Proxy voting
Mondrian has a potential conflict of interest with its underlying clients when it has discretion to exercise voting authority in respect to client securities. Mondrian has implemented Proxy Voting policies and procedures that are designed to ensure that it votes client securities in the best interest of clients. In order to facilitate the actual process of voting proxies, Mondrian has contracted with an independent company, Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of its clients and vote proxies in accordance with its procedures.

Relationships with consultants
Investment consultants typically provide advisory services to Mondrian’s clients and Mondrian occasionally purchases services from these consultants. The conflict of interest in these relationships rests mainly with the investment consulting firm itself. However, Mondrian will take care to ensure that any services it purchases from such firms are appropriate and would not reasonably be considered to be an inducement to that firm.

Side-by-side management of hedge funds (Mondrian Alpha Funds)
Where an investment manager has responsibility for managing long only portfolios alongside portfolios that can take short positions there is potential for a conflict of interest to arise between the two types of portfolio. Mondrian acts as investment manager for a Fixed Income Alpha and an Equity Alpha fund. The Alpha Funds are permitted to take short positions and are also permitted to invest in some or all of the same securities that Mondrian manages for other clients. Mondrian is satisfied that the investment styles of these different products significantly reduce the likelihood of a conflict of interest arising. However, Mondrian has a number of policies and procedures in place that are designed to ensure that any potential conflicts are correctly managed and monitored so that all clients are treated fairly.

Soft dollar arrangements
Where an investment manager has soft dollar arrangements in place with a broker/dealer there is a potential conflict of interest as trading volumes through that broker/dealer are usually important in ensuring that soft dollar targets are met. As is typical in the investment management industry, Mondrian client funds are used to pay brokerage commissions for the execution of transactions in the client’s portfolio. As part of that execution service, brokers generally provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends. Proprietary research may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and it may or may not be used, or used exclusively, with respect to the account generating the brokerage. With the exception of the receipt of proprietary research, Mondrian has no other soft dollar or commission sharing arrangements in place with brokers.

Step-Out Trades
A step-out trade occurs when a brokerage firm executes an order, but gives other firms credit and some of the commission for the trade. Mondrian has no incentive to use step-out trades.

Transactions with affiliated brokers
Mondrian does not currently have any affiliated brokers.

Window dressing
Window dressing is a strategy which can be used by portfolio managers near the end of a reporting period to improve the appearance of portfolio performance before presenting it to clients. To window dress, a portfolio manager may sell

Statement of Additional Information – Sept. 29, 2011	Page 109

securities with large losses and purchase stocks that have done well, near the end of the reporting period. The list of holdings sent to clients will thus include the high performing securities, and exclude the poor performing securities. Window dressing can also be used to invest in securities that do not meet the style of an account, without clients being aware. Mondrian does not permit window dressing or other trading for the purpose of improving the appearance of a client’s performance. Mondrian’s investment procedures require all changes to portfolio holdings to be approved by the relevant Investment Committee. Although portfolio holdings are reported to clients on a monthly basis, Mondrian’s clients assess portfolio returns and relative performance on a longer term basis, in accordance with Mondrian’s long-term investment approach.

(6)	Donald Smith: Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no brokerage or investment banking activities.

Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

(7)	Tradewinds: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which is not intended to be an exhaustive list:

• The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

• If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for fairly allocating limited opportunities across multiple accounts.

• With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

• Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(8)	BHMS: Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(9)	MetWest Capital: MetWest Capital portfolio managers face inherent conflicts of interest in their day-to-day management of funds and other accounts because the funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the portfolio managers. For instance, to the extent that the portfolio managers manage accounts with different investment strategies than the funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a fund. Additionally, some of the

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accounts managed by the portfolio managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the funds. The differences in fee structures may provide an incentive to the portfolio managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, MetWest Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, MetWest Capital minimizes inherent conflicts of interest by assigning the portfolio managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, MetWest Capital has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act and Rule 204A-1 under the Investment Advisers Act of 1940 to address potential conflicts associated with managing the funds and any personal accounts the portfolio managers may maintain.

The portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, MetWest Capital has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

(10)	Threadneedle: Threadneedle Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager’s responsibilities at Threadneedle Investments include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

Threadneedle Investments has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(11)	AllianceBernstein: As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading
AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients
AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment

Statement of Additional Information – Sept. 29, 2011	Page 111

professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities
AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(12)	Marsico Capital: As a general matter, Marsico Capital faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently declines. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico Capital does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico Capital seeks to manage competing interests for the time and attention of portfolio managers.

The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades. Marsico Capital often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico Capital’s Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, Marsico Capital seeks to allocate such trades to participating client accounts in a fair and equitable manner. With respect to Initial Public Offerings (IPOs) and other syndicated or limited offerings, it is Marsico Capital’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, Marsico Capital has adopted policies and procedures for allocating

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transactions across multiple accounts. Marsico Capital’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico Capital’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Marsico Capital has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico Capital monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

Structure of Compensation

(13)	Columbia Management: Portfolio managers received all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the investment manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to applicable benchmarks and peer groups, emphasizing the portfolio manager’s three and five year performance. The investment manager also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the investment manager’s profitability for the year, which is largely determined by assets under management.

Exceptions to this general compensation approach exist for certain teams and individuals.

(14)	Columbia Management: The compensation of specified portfolio managers consists of (i) a base salary, (ii) an annual cash bonus, and (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual cash bonus is based on management’s assessment of the employee’s performance relative to individual and business unit goals and objectives which, for portfolio manager Moore, may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for portfolio manager Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for Columbia funds. In addition, subject to certain vesting requirements, the compensation of portfolio manager Moore includes an annual award based on the performance of Ameriprise Financial over rolling three-year periods.

(15)	Turner: Investment professionals are compensated for superior investment results, not the level of assets in a strategy. Base salary, as well as the potential range of earnings for an individual, is benchmarked to the industry and to the individual’s level of experience. Merit bonuses are capped at a multiple of base salary, and performance targets are set and measured over multiple time periods to discourage undue risk in execution. A portion of investment professional bonus compensation is linked to a subjective teamwork and peer assessment. Finally, all of our investment professionals and traders are principals of the firm and, as such, have a long-term vested interest in the success of all of our investment strategies. Robert E. Turner, CFA, chairman and chief investment officer, and David Kovacs, CFA, chief investment officer, quantitative strategies, are responsible for setting base salaries, bonus targets, and making all subjective judgments related to the compensation for Turner’s Quantitative Equity Team members.

(16)	Donald Smith: All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm’s profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(17)	BHMS: In addition to base salary, all portfolio managers and analysts at BHMS share in a bonus pool that is distributed semi-annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

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The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance.

(18)	MetWest Capital: Compensation for investment professionals consists of a base salary and bonus. A material portion of each professional’s annual compensation is in the form of a bonus tied to results relative to clients’ benchmarks and overall client satisfaction. While Wells Fargo holds a majority ownership interest in MetWest Capital, certain MetWest Capital professionals still hold ownership interests in the firm and accordingly receive additional payments based on the profitability of the firm. MetWest Capital professionals who hold ownership interests in the firm do not receive investment performance-related bonuses. MetWest Capital’s compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. To reinforce long-term focus, performance is measured over long time periods (typically three to five years). Portfolio managers are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

(19)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is based upon a percentage of profits generated by the institutional portfolios they manage. Lynn Hopton and Yvonne Stevens may also be paid from a bonus pool based upon the performance of the mutual fund(s) they manage. Funding for this bonus pool is determined by a percentage of the aggregate assets under management in the mutual fund(s) they manage, and by the short term (typically one-year) and long-term (typically three-year) performance of the mutual fund(s) in relation to the relevant peer group universe. Senior management of Columbia Management has the discretion to increase or decrease the size of the bonus pool related to mutual funds and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Senior management of Columbia Management does not have discretion over the size of the bonus pool related to institutional portfolios. Columbia Management portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, Columbia Management portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(20)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the management fees on the accounts managed by the portfolio managers, including the fund. The percentage of management fees that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Columbia Management portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Depending upon their job level, Columbia Management portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(21)	Columbia Management: As of the funds’ most recent fiscal year end, the portfolio managers received all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the investment manager generally considers the one, three and five year performance of mutual

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funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The investment manager also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Performance Benchmarks:

Portfolio Manager	Fund(s)	Benchmark(s)	Peer Group
Anwiti Bahuguna, Colin Moore, Kent Peterson and Marie M. Schofield	Columbia Portfolio Builder Aggressive	S&P 500 Index	Lipper Large Cap Core Funds Classification
	Columbia Portfolio Builder Conservative		Lipper Mixed-Asset Target Allocation Conservative Funds Classification
	Columbia Portfolio Builder Moderate Conservative		Lipper Mixed-Asset Target Allocation Conservative Funds Classification
	Columbia Portfolio Builder Moderate		Lipper Mixed-Asset Target Allocation Moderate Funds Classification
	Columbia Retirement Plus Funds		N/A
	Columbia Strategic Allocation	S&P 500 Index and Barclays Capital Aggregate Bond Index	Lipper Flexible Portfolio Funds
Brian M. Condon	Columbia Large Core Quantitative	S&P 500 Index	Lipper Large Cap Core Funds Classification
	Columbia Large Growth Quantitative	Russell 1000 Growth Index	Lipper Large Cap Core Funds Classification
	Columbia Large Value Quantitative	Russell 1000 Value Index	Lipper Multi Cap Value Funds Classification
Wayne M. Collette, Lawrence W. Lin, George Myers and Brian D. Neigut	Columbia Frontier	Russell 2000 Growth TR	Lipper Small Cap Growth Funds Classification

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the investment manager’s profitability for the year, which is largely determined by assets under management.

(22)	AllianceBernstein: AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Incentive Compensation Award Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein’s publicly traded units, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.

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(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

(23)	Mondrian: Mondrian has the following programs in place to retain key investment staff:

1. Competitive Salary — All investment professionals are remunerated with a competitive base salary.

2. Profit Sharing Bonus Pool — All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company’s profitability (approximately 30% of profits).

3. Equity Ownership — Mondrian is ultimately controlled by a partnership of senior management and Hellman & Friedman LLC, an independent private equity firm. Mondrian is currently 73% owned by approximately 80 of its senior employees, including the majority of investment professionals, senior client service officers, and senior operations personnel through Atlantic Value Investment Partnership LP, and 27% owned by private equity funds sponsored by Hellman & Friedman LLC. The private equity funds sponsored by Hellman & Friedman LLC are passive, non-controlling minority investors in Mondrian and do not have day-to-day involvement in the management of Mondrian.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term stock performance, teamwork, client service and marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee
In determining the amount of bonuses and equity awarded, Mondrian’s Board of Directors consults with the company’s Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan
All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse’s or dependant’s pension may also be payable.

Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, are adequate to attract and retain high caliber employees.

(24)	Tradewinds: Tradewinds offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability. Individual bonuses are based primarily on the following:

• Overall performance of client portfolios;

• Objective review of stock recommendations and the quality of primary research;

• Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic.

To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, Tradewinds has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of Tradewinds over time.

Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts with significant non-solicitation and, in some cases, non-compete clauses.

(25)	Threadneedle: To align the interests of our investment staff with those of our clients the remuneration plan for senior individuals comprises basic salary, an annual profit share (linked to individual performance and the profitability of the company) and a Long Term Incentive Plan known as the Equity Incentive Plan (“EIP”) linked to measures of Threadneedle’s corporate success. Threadneedle believes this encourages longevity of service.

The split between each component varies between investment professionals and will be dependent on performance and the type of funds they manage.

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The split of the profit share focuses on three key areas of success:

• Performance of own funds and research recommendations,

• Performance of all portfolios in the individual’s team,

• Broader contribution to the wider thinking of the investment team, e.g. idea generation, interaction with colleagues and commitment for example to assisting the sales effort.

Consideration of the individual’s general contribution is designed to encourage fund managers to think beyond personal portfolio performance and considers contributions made in:

• Inter-team discussions, including asset allocation, global sector themes and weekly investment meetings,

• Intra-team discussion, stock research and investment insights,

• Marketing support, including written material and presentations.

It is important to appreciate that in order to maximize an individual’s rating and hence their profit share, they need to score well in all areas. It is not sufficient to produce good personal fund performance without contributing effectively to the team and wider investment department. This structure is closely aligned with the Threadneedle’s investment principles of sharing ideas and effective communication.

(26)	Marsico Capital: The compensation package for portfolio managers of Marsico Capital is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico Capital’s overall profitability for the period, and (2) individual achievement and contribution. Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are rewarded through salary readjustments and greater participation in the bonus pool. No other special employee incentive arrangements are currently in place or being planned. In addition to salary and bonus, portfolio managers may participate in other Marsico Capital benefits to the same extent and on the same basis as other Marsico Capital employees. Portfolio manager compensation comes solely from Marsico Capital. In addition, Marsico Capital’s portfolio managers typically are offered equity interests in Marsico Management Equity, LLC, which indirectly owns Marsico Capital, and may receive distributions (such as earnings and losses) on those equity interests.

As a general matter, Marsico Capital does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s abilities. To encourage a long-term horizon for managing portfolios, Marsico Capital evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico Capital’s investment team, contributions to Marsico Capital’s overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.

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ADMINISTRATIVE SERVICES

Each fund listed in the table below has an Administrative Services Agreement with Columbia Management. Under this agreement, the fund pays Columbia Management for providing administration and accounting services. The fee is calculated as follows:

Table 20. Administrative Services Agreement Fee Schedule

	Asset Levels and Breakpoints in Applicable Fees
		$500,000,001 –	$1,000,000,001 –	$3,000,000,001 –
Fund	$0 – 500,000,000	1,000,000,000	3,000,000,000	$12,000,000,000	$12,000,000,001 +

Columbia 120/20 Contrarian Equity	0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Absolute Return Currency and Income
Columbia Absolute Return Emerging Markets Macro
Columbia Absolute Return Enhanced Multi-Strategy
Columbia Absolute Return Multi-Strategy
Columbia Asia Pacific ex-Japan
Columbia Emerging Markets Bond
Columbia Emerging Markets Opportunity
Columbia European Equity
Columbia Frontier
Columbia Global Bond
Columbia Global Equity
Columbia Global Extended Alpha
Columbia Multi-Advisor International Value
Columbia Multi-Advisor Small Cap Value
Columbia Select Smaller-Cap Value

Columbia AMT-Free Tax-Exempt Bond	0.070%	0.065%	0.060%	0.050%	0.040%
Columbia Diversified Bond
Columbia Floating Rate
Columbia High Yield Bond
Columbia Income Opportunities
Columbia Inflation Protected Securities
Columbia Limited Duration Credit
Columbia U.S. Government Mortgage

Columbia Diversified Equity Income	0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Dividend Opportunity
Columbia Equity Value
Columbia Government Money Market
Columbia Large Core Quantitative
Columbia Large Growth Quantitative
Columbia Large Value Quantitative
Columbia Marsico Flexible Capital
Columbia Mid Cap Growth Opportunity
Columbia Mid Cap Value Opportunity
Columbia Money Market
Columbia Recovery and Infrastructure
Columbia Select Large-Cap Value
Columbia Seligman Communications and Information
Columbia Seligman Global Technology(a)
Columbia Strategic Allocation(b)

Statement of Additional Information – Sept. 29, 2011	Page 118

	Asset Levels and Breakpoints in Applicable Fees
		$500,000,001 –	$1,000,000,001 –	$3,000,000,001 –
Fund	$0 – 500,000,000	1,000,000,000	3,000,000,000	$12,000,000,000	$12,000,000,001 +

Columbia Income Builder Fund	0.020%	0.020%	0.020%	0.020%	0.020%
Columbia Portfolio Builder Aggressive
Columbia Portfolio Builder Conservative
Columbia Portfolio Builder Moderate
Columbia Portfolio Builder Moderate Aggressive
Columbia Portfolio Builder Moderate Conservative
Columbia Retirement Plus 2010
Columbia Retirement Plus 2015
Columbia Retirement Plus 2020
Columbia Retirement Plus 2025
Columbia Retirement Plus 2030
Columbia Retirement Plus 2035
Columbia Retirement Plus 2040
Columbia Retirement Plus 2045

		$250,000,001 –	$1,000,000,001 –	$3,000,000,001 –
	$0 – 250,000,000	$1,000,000,000	3,000,000,000	$12,000,000,000	$12,000,000,001 +

Columbia Minnesota Tax-Exempt(c)	0.070%	0.065%	0.060%	0.050%	0.040%

(a)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.080% to 0.050% as asset levels increased.

(b)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.080% to 0.050% as asset levels increased.

(c)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.070% on the first $500,000,000, reducing to 0.040% as asset levels increased.

Statement of Additional Information – Sept. 29, 2011	Page 119

Prior to Jan. 1, 2011, the funds’ Administrative Services Agreement was with Ameriprise Financial. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the rate of the fund’s average daily net assets of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 21. Administrative Fees

	Administrative services fees paid in:					Average
						daily net
Fund	2011		2010	2009		assets
For funds with fiscal period ending January 31

Columbia Income Builder Fund	$46,129		$45,313	$56,956		0.020%

Columbia Portfolio Builder Aggressive	108,050		89,504	96,644		0.020

Columbia Portfolio Builder Conservative	53,134		45,451	36,929		0.020

Columbia Portfolio Builder Moderate	256,754		201,685	193,553		0.020

Columbia Portfolio Builder Moderate Aggressive	222,425		186,977	205,250		0.020

Columbia Portfolio Builder Moderate Conservative	91,647		75,988	72,830		0.020

For funds with fiscal period ending March 31

Columbia Equity Value	430,923		391,620	448,794		0.060

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	26,349		31,739	31,071		0.080

Columbia Recovery and Infrastructure	393,602		199,325	4,214	(a)	0.060

Columbia Retirement Plus 2010	1,774		1,647	2,441		0.020

Columbia Retirement Plus 2015	4,414		4,050	4,449		0.020

Columbia Retirement Plus 2020	4,703		4,355	4,871		0.020

Columbia Retirement Plus 2025	5,727		4,903	5,145		0.020

Columbia Retirement Plus 2030	5,390		4,981	5,001		0.020

Columbia Retirement Plus 2035	4,112		3,476	3,258		0.020

Columbia Retirement Plus 2040	3,017		2,435	2,051		0.020

Columbia Retirement Plus 2045	3,049		2,262	1,726		0.020

For funds with fiscal period ending May 31

Columbia Absolute Return Emerging Markets Macro	2,220	(b)	N/A	N/A		0.080

Columbia Absolute Return Enhanced Multi-Strategy	4,247	(c)	N/A	N/A		0.080

Columbia Absolute Return Multi-Strategy	6,945	(c)	N/A	N/A		0.080

Columbia High Yield Bond	1,148,320		1,077,547	722,190		0.060

Columbia Multi-Advisor Small Cap Value	332,878		300,718	277,260		0.080

Columbia U.S. Government Mortgage	227,058		181,856	252,478		0.070

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	911,737		681,093	642,082		0.060

For funds with fiscal period ending July 31

Columbia Floating Rate	353,645		282,996	253,669		0.070

Columbia Income Opportunities	849,422		499,304	219,083		0.070

Columbia Inflation Protected Securities	375,558		451,332	515,776		0.070

Columbia Large Core Quantitative	1,858,033		1,911,088	1,094,618		0.050

Columbia Limited Duration Credit	476,431		317,896	123,147		0.070

Columbia Money Market	1,289,536		1,551,462	2,132,989		0.050

Statement of Additional Information – Sept. 29, 2011	Page 120

	Administrative services fees paid in:					Average
						daily net
Fund	2010	2009		2008		assets
For funds with fiscal period ending August 31

Columbia Diversified Bond	$2,608,739	$2,122,615		$2,012,548		0.060%

Columbia Marsico Flexible Capital(d)	N/A	N/A		N/A		N/A

Columbia Minnesota Tax-Exempt	235,979	212,293		215,249		0.070

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	2,189,480	1,985,768		3,272,256		0.050

Columbia Large Growth Quantitative	428,326	203,583		101,276		0.060

Columbia Large Value Quantitative	160,909	69,490		662	(e)	0.060

Columbia Mid Cap Value Opportunity	1,176,703	946,227		1,335,281		0.050

Columbia Strategic Allocation	890,778	962,590		1,505,894		0.080

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	162,872	417,444		373,454		0.080

Columbia Asia Pacific ex-Japan	172,133	7,807	(f)	N/A		0.080

Columbia Emerging Markets Bond	197,667	146,703		131,334		0.080

Columbia Emerging Markets Opportunity	491,606	280,656		498,019		0.080

Columbia European Equity	56,787	50,304		96,107		0.080

Columbia Frontier*	76,326	10,073		N/A		0.080

Columbia Global Bond	400,481	401,109		572,976		0.080

Columbia Global Equity	366,549	340,869		549,601		0.080

Columbia Global Extended Alpha	6,913	4,908		1,256	(g)	0.080

Columbia Multi-Advisor International Value	568,821	651,133		1,395,090		0.080

Columbia Seligman Global Technology*	405,545	102,757		N/A		0.080

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	455,742	453,062		463,150		0.070

Columbia Mid Cap Growth Opportunity	549,847	339,961		471,791		0.060

For funds with fiscal period ending December 31

Columbia Government Money Market*	84,123	41,094		N/A		0.060

Columbia Select Large-Cap Value*	213,950	76,758		N/A		0.060

Columbia Select Smaller-Cap Value*	332,614	96,841		N/A		0.080

Columbia Seligman Communications and Information*	1,848,982	868,517		N/A		0.050

*	Prior to June 15, 2009 for Columbia Seligman Global Technology and Columbia Government Money Market and prior to June 29, 2009 for Columbia Frontier, Columbia Seligman Communications and Information, Columbia Select Large-Cap Value and Columbia Select Smaller-Cap Value the fund did not pay a separate administrative services fee. Fees for administration services were included in the fund’s management fees as charged by the fund’s pervious investment manager.

(a)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	The fund is new as of Sept. 28, 2010 and has not passed its fiscal period end; therefore no reporting is available.

(e)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.

(f)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.

(g)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

TRANSFER AGENCY SERVICES

The funds have a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the “transfer agent”) located at 225 Franklin Street, Boston, MA 02110. This agreement governs the transfer agent’s responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the fund’s shares.

Statement of Additional Information – Sept. 29, 2011	Page 121

For Class A, Class B, Class C, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z, the transfer agent will earn an open account fee determined by multiplying the number of open accounts by the annual rate of $12.08. The annual per account fee is accrued daily and payable monthly. The fund will allocate the fee daily across their share classes based on the relative percentage of net assets of each class of shares.

In addition, for Class A, Class B, Class C, Class R, Class W and Class Z, the fund reimburses the transfer agent for the fees and expenses the transfer agent pays to financial intermediaries that maintain omnibus accounts with the fund subject to an annual limitation of 0.20% of the average aggregate value of the fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are reimbursed in an amount equal to $16.00 annually, calculated monthly based on the total number of positions in such account at the end of such month). For Class R3, Class R4 and Class R5, the fees paid to the transfer agent for expenses paid to financial intermediaries to maintain omnibus accounts are subject to an annual limitation of 0.05% of the net assets attributable to such shares. Class I does not pay transfer agency fees.

The fund also pays certain reimbursable out-of-pocket expenses to the transfer agent. The transfer agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the transfer agent from fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the transfer agent maintains in connection with its services to the funds. The fees paid to the transfer agent may be changed by the Board without shareholder approval.

PLAN ADMINISTRATION SERVICES

The funds that offer Class R3 and Class R4 shares have a Plan Administration Services Agreement with the transfer agent. Under the agreement the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs).

The fee for services is equal on an annual basis to 0.25% of the average daily net assets of the fund attributable to each of Class R3 and R4.

The fees paid to the transfer agent may be changed by the Board without shareholder approval.

DISTRIBUTION SERVICES

Columbia Management Investment Distributors, Inc. (the “distributor”), an indirect wholly-owned subsidiary of Columbia Management, 225 Franklin Street, Boston, MA 02110, serves as the funds’ principal underwriter and distributor. Prior to June 1, 2009, for RiverSource and Threadneedle funds, RiverSource Distributors, Inc. also served as principal underwriter and distributor to the funds. Prior to Oct. 1, 2007, for RiverSource and Threadneedle funds, Ameriprise Financial Services, Inc. also served as principal underwriter and distributor to the funds. Prior to Nov. 7, 2008, for Seligman funds, Seligman Advisors, Inc. also served as principal underwriter and distributor to the funds. The fund’s shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing fund shares are paid to the distributor daily. The following table shows the sales charges paid to the distributor and the amount retained by the distributor after paying commissions and other expenses for each of the last three fiscal periods. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 22. Sales Charges Paid to Distributor

				Amount retained after paying
	Sales charges paid to Distributor			commissions and other expenses
Fund	2011	2010	2009	2011	2010	2009
For funds with fiscal period ending January 31

Columbia Income Builder Fund	$322,807	$245,462	$466,216	$(27,665)	$(86,426)	$(21,562)

Columbia Portfolio Builder Aggressive	1,574,105	1,656,276	2,081,242	394,806	417,384	552,795

Columbia Portfolio Builder Conservative	504,954	524,245	528,590	(10,703)	8,450	16,829

Columbia Portfolio Builder Moderate	3,173,653	2,911,626	3,277,766	452,841	507,020	661,689

Columbia Portfolio Builder Moderate Aggressive	3,162,530	3,171,640	4,181,445	697,760	795,856	1,125,393

Columbia Portfolio Builder Moderate Conservative	837,605	885,194	982,012	30,760	111,387	153,386

Statement of Additional Information – Sept. 29, 2011	Page 122

						Amount retained after paying
	Sales charges paid to Distributor					commissions and other expenses
Fund	2011		2010	2009		2011		2010	2009
For funds with fiscal period ending March 31

Columbia Equity Value	$227,960		$245,798	$374,068		$45,473		$28,520	$65,246

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	18,664		44,207	57,137		(10,510)		2,401	5,429

Columbia Recovery and Infrastructure	359,158		1,817,351	221,190	(a)	(630,992)		337,598	(7,085	)(a)

Columbia Retirement Plus 2010	13,519		6,098	7,536		10,836		2,480	1,465

Columbia Retirement Plus 2015	8,022		12,014	17,354		3,892		5,364	5,173

Columbia Retirement Plus 2020	18,272		20,614	26,015		7,467		8,068	12,539

Columbia Retirement Plus 2025	12,025		15,117	21,208		5,008		6,222	7,872

Columbia Retirement Plus 2030	13,291		14,540	19,999		5,330		5,797	9,336

Columbia Retirement Plus 2035	12,622		11,125	14,670		5,645		5,669	6,101

Columbia Retirement Plus 2040	12,804		18,304	17,700		6,233		8,927	8,815

Columbia Retirement Plus 2045	13,072		15,018	16,697		4,837		6,063	6,510

For funds with fiscal period ending May 31

Columbia Absolute Return Emerging Markets Macro	0	(b)	N/A	N/A		0	(b)	N/A	N/A

Columbia Absolute Return Enhanced Multi-Strategy	47,292	(c)	N/A	N/A		12,337	(c)	N/A	N/A

Columbia Absolute Return Multi-Strategy	16,127	(c)	N/A	N/A		(743	)(c)	N/A	N/A

Columbia High Yield Bond	941,458		1,321,507	974,983		133,482		297,716	108,896

Columbia Multi-Advisor Small Cap Value	282,634		305,205	287,969		66,160		56,453	38,780

Columbia U.S. Government Mortgage	115,517		109,683	101,207		16,143		(17,796)	(70,344)

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	1,576,417		1,058,723	798,182		444,443		175,949	39,934

For funds with fiscal period ending July 31

Columbia Floating Rate	594,876		240,774	189,836		46,944		(11,075)	11,806

Columbia Income Opportunities	863,014		1,196,954	951,690		61,113		271,045	251,745

Columbia Inflation Protected Securities	146,207		236,120	332,292		(11,904)		15,969	101,013

Columbia Large Core Quantitative	529,681		1,610,548	261,402		(468,394)		377,765	67,822

Columbia Limited Duration Credit	594,441		1,033,053	145,544		(110,348)		119,494	17,573

Columbia Money Market	67,101		106,803	367,743		67,101		106,058	367,712

	2010		2009	2008		2010		2009	2008
For funds with fiscal period ending August 31

Columbia Diversified Bond	1,584,251		1,922,949	1,992,222		77,260		(92,219)	176,513

Columbia Marsico Flexible Capital(d)	N/A		N/A	N/A		N/A		N/A	N/A

Columbia Minnesota Tax-Exempt	551,051		406,782	463,447		2,712		84,001	37,217

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	2,471,025		3,383,179	6,331,545		469,210		496,151	1,204,186

Columbia Large Growth Quantitative	66,276		69,425	87,685		20,395		15,099	30,621

Columbia Large Value Quantitative	8,953		2,270	0	(e)	2,821		566	0	(e)

Columbia Mid Cap Value Opportunity	740,978		954,172	2,444,490		27,902		207,568	898,395

Columbia Strategic Allocation	1,306,148		2,055,294	5,371,458		98,496		347,495	1,321,113

Statement of Additional Information – Sept. 29, 2011	Page 123

						Amount retained after paying
	Sales charges paid to Distributor					commissions and other expenses
Fund	2010		2009	2008		2010		2009	2008

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	$16,140		$118,256	$288,047		$(14,128)		$40,664	$52,383

Columbia Asia Pacific ex-Japan	0	(f)	N/A	N/A		0	(f)	N/A	N/A

Columbia Emerging Markets Bond	203,192		70,770	41,906		90,529		28,245	10,486

Columbia Emerging Markets Opportunity	724,041		558,505	780,872		173,575		140,308	(4,109,358)

Columbia European Equity	76,299		68,398	124,828		23,361		19,191	35,391

Columbia Frontier	39,206		1,357	10,431		7,033		735	1,351

Columbia Global Bond	222,999		218,412	391,577		26,401		32,697	118,930

Columbia Global Equity	283,968		361,007	800,774		38,823		60,748	114,011

Columbia Global Extended Alpha	8,879		8,674	1,795	(g)	2,679		3,445	307	(g)

Columbia Multi-Advisor International Value	400,262		580,503	1,584,444		47,685		68,413	235,164

Columbia Seligman Global Technology	584,870		221,563	265,528		334,231		184,936	233,685

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	572,842		477,836	319,831		126,310		100,280	64,831

Columbia Mid Cap Growth Opportunity	514,901		453,947	360,393		127,719		131,709	59,123

For funds with fiscal period ending December 31

Columbia Government Money Market	14,410		22,845	N/A		14,356		22,830	N/A

Columbia Select Large-Cap Value	120,615		83,550	112,370		88,311		72,301	14,405

Columbia Select Smaller-Cap Value	183,546		73,571	31,742		33,457		39,883	4,542

Columbia Seligman Communications and Information	3,163,223		3,487,463	1,478,105		2,702,884		3,197,170	187,649

(a)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	The fund is new as of Sept. 28, 2010 and has not passed its fiscal period end; therefore no reporting is available.

(e)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.

(f)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.

(g)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

Part of the sales charge may be paid to selling dealers who have agreements with the distributor. The distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

PLAN AND AGREEMENT OF DISTRIBUTION

To help defray the cost of distribution and/or servicing not covered by the sales charges received under the Distribution Agreement, the Legacy RiverSource funds approved a Plan of Distribution (the “Plan”) and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan is a reimbursement plan whereby the fund pays the distributor a fee up to actual expenses incurred.

Statement of Additional Information – Sept. 29, 2011	Page 124

The table below shows the maximum annual distribution and/or service fees (as an annual percent of average daily net assets) and the combined amount of such fees (as an annual percent of average daily net assets) applicable to each share class of a Legacy RiverSource fund:

Share Class	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	0.25%(a)

Class B	0.75%	0.25%	1.00%(b)

Class C	0.75%	0.25%	1.00%(a)

Class I	None	None	None

Class R	up to 0.50%	up to 0.25%	0.50%(a),(c)

Class R3	0.25%	0.25%(d)	0.50%(d)

Class R4	None	0.25%(d)	0.25%(d)

Class R5	None	None	None

Class W	up to 0.25%	up to 0.25%	0.25%(a)

Class Z	None	None	None

(a)	Fee amounts noted apply to all funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the distributor’s waiver of the 12b-1 fees on these specific share classes of these funds.

(b)	Fee amounts noted apply to all funds other than Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%. Effective after the close of business on Sept. 3, 2010, Class B shares will be closed to new and existing investors.

(c)	The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on Sept. 3, 2010, were known as Class R2 shares. For Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(d)	The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a Plan Administration Services Agreement, the funds’ Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R, Class R3 and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are to reimburse the distributor for certain expenses it incurs in connection with distributing the fund’s shares and directly or indirectly providing services to fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the fund or provide services to fund shareholders. The distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the distributor in its discretion.

For the Legacy RiverSource funds, for Class A, Class B and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay 12 months after purchase. For Class B shares, and, for the first 12 months following the sale of Class C shares, the distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the fund directly with the fund, without working directly with a financial advisor or selling and/or servicing agent, distribution and service fees are retained by the distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The fund will pay these fees to the distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Statement of Additional Information – Sept. 29, 2011	Page 125

For its most recent fiscal period, each fund paid 12b-1 fees as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 23. 12b-1 Fees

Fund	Class A	Class B	Class C	Class R	Class R3	Class W
For funds with fiscal period ending January 31

Columbia Income Builder Fund	$485,589	$218,005	$145,913	$5	N/A	N/A

Columbia Portfolio Builder Aggressive	1,108,814	677,243	285,810	5	N/A	N/A

Columbia Portfolio Builder Conservative	518,959	355,848	224,193	5	N/A	N/A

Columbia Portfolio Builder Moderate	2,622,949	1,597,883	742,948	5	N/A	N/A

Columbia Portfolio Builder Moderate Aggressive	2,294,996	1,400,520	531,595	5	N/A	N/A

Columbia Portfolio Builder Moderate Conservative	927,776	564,647	305,760	5	N/A	N/A

For funds with fiscal period ending March 31

Columbia Equity Value	1,660,250	362,020	46,719	155	441	13,315

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	69,945	12,699	23,617	N/A	N/A	N/A

Columbia Recovery and Infrastructure	1,226,869	215,238	336,724	551	14	N/A

Columbia Retirement Plus 2010	7,755	N/A	1,389	20	3	N/A

Columbia Retirement Plus 2015	13,309	N/A	1,240	22	3	N/A

Columbia Retirement Plus 2020	14,173	N/A	205	444	3	N/A

Columbia Retirement Plus 2025	9,120	N/A	4,098	152	3	N/A

Columbia Retirement Plus 2030	7,578	N/A	168	62	3	N/A

Columbia Retirement Plus 2035	5,627	N/A	740	22	3	N/A

Columbia Retirement Plus 2040	4,372	N/A	16	62	8	N/A

Columbia Retirement Plus 2045	4,112	N/A	1,080	22	3	N/A

For funds with fiscal period ending May 31

Columbia Absolute Return Emerging Markets Macro(a)	1	4	4	2	N/A	1

Columbia Absolute Return Enhanced Multi-Strategy(b)	1,918	19	579	2	N/A	1

Columbia Absolute Return Multi-Strategy(b)	2,065	65	880	2	N/A	1

Columbia High Yield Bond	3,228,856	708,228	739,382	34,387	15,308	264,499

Columbia Multi-Advisor Small Cap Value	752,848	411,090	87,555	6,145	4,586	N/A

Columbia U.S. Government Mortgage	371,205	129,323	72,509	N/A	N/A	N/A

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	3,283,855	620,403	336,200	1,547	2	30,434

For funds with fiscal period ending July 31

Columbia Floating Rate	883,275	118,867	355,882	250	N/A	11

Columbia Income Opportunities	1,555,194	389,119	849,581	14	N/A	6

Columbia Inflation Protected Securities	687,482	132,836	170,856	8,927	N/A	98,695

Columbia Large Core Quantitative	7,097,899	1,563,265	233,949	12,985	1	562,882

Columbia Limited Duration Credit	1,128,924	118,326	587,085	N/A	N/A	8,465

Columbia Money Market	N/A	181,782	N/A	N/A	N/A	N/A

For funds with fiscal period ending August 31

Columbia Diversified Bond	7,117,570	1,741,108	582,197	2,116	26	1,070,556

Columbia Marsico Flexible Capital(c)	N/A	N/A	N/A	N/A	N/A	N/A

Columbia Minnesota Tax-Exempt	779,724	88,473	163,760	N/A	N/A	N/A

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	8,830,653	3,430,897	702,987	44,174	259,312	8

Columbia Large Growth Quantitative	787,103	33,545	16,086	40	18	485,706

Columbia Large Value Quantitative	5,320	1,145	618	40	18	502,813

Columbia Mid Cap Value Opportunity	3,437,402	1,099,576	443,050	82,745	146,000	8

Columbia Strategic Allocation	2,558,223	996,429	415,800	19	9	N/A

Statement of Additional Information – Sept. 29, 2011	Page 126

Fund	Class A	Class B	Class C	Class R	Class R3	Class W
For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	209,776	13,998	60,110	N/A	N/A	191,732

Columbia Asia Pacific ex-Japan	7	N/A	2	1	N/A	N/A

Columbia Emerging Markets Bond	120,941	30,560	14,021	N/A	N/A	265,437

Columbia Emerging Markets Opportunity	1,147,121	397,712	344,726	65,971	N/A	1

Columbia European Equity	160,871	53,686	12,402	N/A	N/A	N/A

Columbia Frontier	126,340	60,987	102,844	494	15	N/A

Columbia Global Bond	613,780	256,387	61,070	16	5	136,877

Columbia Global Equity	949,930	300,148	101,910	186	9	11

Columbia Global Extended Alpha	8,488	3,593	1,535	47	19	N/A

Columbia Multi-Advisor International Value	1,167,544	672,894	97,984	N/A	N/A	N/A

Columbia Seligman Global Technology	938,260	225,236	751,268	36,777	12	N/A

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	1,603,257	120,722	93,036	N/A	N/A	N/A

Columbia Mid Cap Growth Opportunity	1,863,136	613,235	111,766	218	47	N/A

For funds with fiscal period ending December 31

Columbia Government Money Market	27,456	32,268	30,841	2,423	N/A	N/A

Columbia Select Large-Cap Value	595,416	54,039	440,051	48,853	9	651

Columbia Select Smaller-Cap Value	788,513	289,567	474,722	62,026	10	N/A

Columbia Seligman Communications and Information	6,972,053	916,980	6,974,792	199,405	135	N/A

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(c)	The fund is new as of Sept. 28, 2010 and has not passed its fiscal period end; therefore no reporting is available.

Statement of Additional Information – Sept. 29, 2011	Page 127

For funds with Class B and Class C shares:

The following table provides the amount of distribution expenses, as a dollar amount and as a percentage of net assets, incurred by the distributor and not yet reimbursed (“unreimbursed expense”) for Class B and Class C shares. These amounts are based on the most recent information available as of June 30, 2011 and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Table 24. Unreimbursed Distribution Expenses

		Percentage of		Percentage of
		Class B		Class C
	Class B	net assets	Class C	net assets
Columbia 120/20 Contrarian Equity Fund	$72,000	7.19%	$18,000	0.63%

Columbia Absolute Return Currency and Income Fund	65,000	6.81%	23,000	0.63%

Columbia Absolute Return Emerging Markets Macro Fund	—	0.00%	—	0.00%

Columbia Absolute Return Enhanced Multi-Strategy Fund	1,000	3.13%	12,000	0.85%

Columbia Absolute Return Multi-Strategy Fund	5,000	4.78%	19,000	1.00%

Columbia AMT-Free Tax-Exempt Bond Fund	314,000	5.18%	76,000	0.89%

Columbia Asia Pacific ex-Japan Fund	N/A	N/A	1,000	2.21%

Columbia Diversified Bond Fund	6,511,000	7.34%	790,000	1.47%

Columbia Diversified Equity Income Fund	12,701,000	5.15%	760,000	1.09%

Columbia Dividend Opportunity Fund	2,855,000	4.34%	421,000	0.81%

Columbia Emerging Markets Bond Fund	97,000	2.60%	163,000	1.29%

Columbia Emerging Markets Opportunity Fund	837,000	2.38%	1,436,000	3.94%

Columbia Equity Value Fund	1,191,000	3.89%	59,000	1.23%

Columbia European Equity Fund	142,000	3.52%	25,000	1.57%

Columbia Floating Rate Fund	894,000	6.10%	379,000	0.73%

Columbia Frontier Fund	348,000	5.23%	1,319,000	11.43%

Columbia Global Bond Fund	978,000	6.11%	81,000	1.44%

Columbia Global Equity Fund	1,077,000	3.95%	1,484,000	5.65%

Columbia Global Extended Alpha Fund	34,000	9.08%	1,000	0.55%

Columbia Government Money Market Fund	87,000	3.30%	2,774,000	23.68%

Columbia High Yield Bond Fund	2,765,000	4.55%	8,762,000	11.91%

Columbia Income Builder Fund	1,550,000	2.84%	169,000	0.33%

Columbia Income Opportunities Fund	1,330,000	2.77%	62,000	0.05%

Columbia Inflation Protected Securities Fund	951,000	7.79%	178,000	1.02%

Columbia Large Core Quantitative Fund	9,010,000	5.73%	1,300,000	5.50%

Columbia Large Growth Quantitative Fund	134,000	5.16%	17,000	0.84%

Columbia Large Value Quantitative Fund	8,000	0.45%	0	0.00%

Columbia Limited Duration Credit Fund	600,000	5.00%	523,000	0.75%

Columbia Marsico Flexible Capital Fund	N/A	N/A	69,000	0.75%

Columbia Mid Cap Growth Opportunity Fund	1,772,000	3.18%	114,000	0.88%

Columbia Mid Cap Value Opportunity Fund	4,469,000	4.71%	334,000	0.69%

Columbia Minnesota Tax-Exempt fund	154,000	3.37%	166,000	0.69%

Columbia Money Market Fund	5,401,000	25.96%	116,000	1.19%

Columbia Multi-Advisor International Value Fund	3,101,000	7.38%	163,000	2.15%

Columbia Multi-Advisor Small Cap Value Fund	1,507,000	4.16%	126,000	1.26%

Columbia Portfolio Builder Aggressive Fund	2,569,000	3.87%	212,000	0.61%

Columbia Portfolio Builder Conservative Fund	1,952,000	6.63%	227,000	0.75%

Columbia Portfolio Builder Moderate Aggressive Fund	5,725,000	4.18%	1,264,000	1.75%

Columbia Portfolio Builder Moderate Conservative Fund	2,849,000	5.59%	316,000	0.78%

Columbia Portfolio Builder Moderate Fund	7,158,000	4.73%	1,644,000	1.62%

Columbia Recovery and Infrastructure Fund	166,000	0.73%	159,000	0.32%

Statement of Additional Information – Sept. 29, 2011	Page 128

		Percentage of		Percentage of
		Class B		Class C
	Class B	net assets	Class C	net assets
Columbia Retirement Plus 2010 Fund	N/A	N/A	$—	0.00%

Columbia Retirement Plus 2015 Fund	N/A	N/A	1,000	0.41%

Columbia Retirement Plus 2020 Fund	N/A	N/A	—	0.00%

Columbia Retirement Plus 2025 Fund	N/A	N/A	—	0.00%

Columbia Retirement Plus 2030 Fund	N/A	N/A	—	0.00%

Columbia Retirement Plus 2035 Fund	N/A	N/A	—	0.00%

Columbia Retirement Plus 2040 Fund	N/A	N/A	—	0.00%

Columbia Retirement Plus 2045 Fund	N/A	N/A	2,000	0.76%

Columbia Select Large-Cap Value Fund	$71,000	1.62%	2,996,000	5.67%

Columbia Select Smaller-Cap Value Fund	947,000	3.77%	2,781,000	5.68%

Columbia Seligman Communications and Information Fund	106,000	0.14%	20,466,000	2.60%

Columbia Seligman Global Technology Fund	380,000	2.08%	4,583,000	5.70%

Columbia Strategic Allocation Fund	5,060,000	7.38%	384,000	1.11%

Columbia U.S. Government Mortgage Fund	740,000	4.81%	52,000	0.34%

PAYMENTS TO FINANCIAL INTERMEDIARIES

Additional Financial Intermediary Payments
Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. For purposes of this section the term “financial intermediary” includes any insurance company, broker/dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution, including Ameriprise Financial and its affiliates, having a selling, services or any similar agreement with the distributor and other Ameriprise Financial affiliates.

The distributor and other Ameriprise Financial affiliates may pay additional compensation to selected financial intermediaries, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the funds.

These additional payments by the distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the distributor and other Ameriprise Financial affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a fund will receive as proceeds from such sales or the distribution fees and expenses paid by the fund as shown under the heading Fees and Expenses of the Fund in the fund’s prospectuses.

Marketing Support Payments
The distributor and the investment manager may make payments, from their own resources, to certain financial intermediaries, including other Ameriprise Financial affiliates, for marketing support services relating to the Fund Family (Funds), including, but not limited to, business planning assistance, educating financial intermediary personnel about the funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Funds distributed by the distributor attributable to that financial intermediary, gross sales of the Funds distributed by the distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

Statement of Additional Information – Sept. 29, 2011	Page 129

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for a financial intermediary receiving a payment based on gross sales of the funds attributable to that intermediary. The distributor and the investment manager may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain financial intermediaries, including affiliates of Bank of America Corporation. Such increased payments to a financial intermediary may enable the financial intermediary to offset credits that it may provide to customers.

As of the date of this SAI, the distributor and/or the investment manager had agreed to make marketing support payments with respect to the funds to the financial intermediaries or their affiliates shown below.

•	The 401k Company

•	ADP Broker-Dealer, Inc.

•	AIG/American General

•	American Century Investment Management, Inc.

•	Ameriprise Financial Services, Inc.

•	Ascensus, Inc.

•	AXA Advisors

•	Benefit Plans Administrative Services, Inc.

•	Boston Financial Data Services, Inc.

•	Charles Schwab Trust Company

•	Charles Schwab and Company, Inc.

•	City National Bank

•	Clearview Correspondent Services

•	Commonwealth Financial Network

•	CPI Qualified Plan Consultants

•	Daily Access Concepts

•	Davenport & Company

•	Digital Retirement Solutions, Inc.

•	Edward D Jones & Co., L.P.

•	Expertplan, Inc.

•	Fidelity Brokerage Services/National Financial Services

•	Fidelity Investments Institutional Operations Company/Fidelity Investments Institutional Service Company

•	Financial West Investment Group

•	FTJ Fund Choice, LLC

•	Genworth

•	GWFS Equities, Inc.

•	Hartford Life Insurance Company

•	Hartford Securities Distribution Company, Inc.

•	Hewitt Associates

•	ICMA Retirement Corp.

•	ING Institutional Plan Services, LLC

•	ING Life Insurance and Annuity Company

•	Janney Montgomery Scott, Inc.

•	J.J.B. Hilliard, W.L. Lyons, Inc.

•	J.P. Morgan Chase Bank, N.A.

•	J.P. Morgan Retirement Plan Services, LLC

•	John Hancock Life Insurance Company

•	John Hancock Life Insurance Company New York

•	Kaufman and Globe Associates

•	Lincoln Financial Advisor Corp.

•	Lincoln Investment Planning

•	Lincoln Retirement Services Company LLC

•	LPL Financial Corporation

•	Marshall & Illsley Trust Company, N.A.

•	Massachusetts Mutual Life Insurance Company

•	MSCS Financial Services, LLC (Matrix)

•	Mercer HR Services, LLC

•	Merrill Lynch Life Insurance Company

•	Merrill Lynch, Pierce, Fenner & Smith, Inc.

•	Mid Atlantic Capital Corporation

•	Minnesota Life Insurance Company

•	Monumental Life Insurance Co.

•	Morgan Keegan & Company

•	Morgan Stanley Smith Barney

•	Nationwide Investment Services

•	Newport Retirement Services, Inc.

•	NYLife Distributors LLC

•	Oppenheimer & Co. Inc.

•	Plan Administrators, Inc.

•	Pension Specialists

•	Pershing

•	PNC Bank, N.A.

•	Princeton Retirement Group, Inc.

•	Principal Life Insurance Company

•	Prudential Insurance Company of America/Prudential Investments Retirement Services

•	Prudential Investment Management Services LLC/ Prudential Investments LLC

•	Raymond James & Associates, Inc. and Raymond James Financial Services, Inc.

•	RBC Capital Markets Corporation

•	Reliance Trust Company

•	Ridge Clearing & Outsourcing

•	R.W. Baird

•	Scott and Stringfellow

Statement of Additional Information – Sept. 29, 2011	Page 130

•	Securities America, Inc.

•	Standard Retirement Services, Inc.

•	Standard Insurance Company

•	Southwest Securities

•	State of NY — Deferred Compensation Board of the State of New York

•	Sterne Agee Financial Services, Inc.

•	Stifel Nicolaus & Co.

•	T. Rowe Price Retirement Plan Services, Inc.

•	TD Ameritrade Trust Company

•	The Retirement Plan Company, LLC

•	TIAA CREF

•	UBS Financial Services, Inc.

•	UMB Bank

•	Unified Trust

•	Upromise Investments, Inc.

•	U.S. Trust

•	USAA Investment Management Company

•	Valic Retirement Services Company

•	The Vanguard Group, Inc. & Vanguard Marketing Corp.

•	Vertical Management Systems, Inc.

•	Wells Fargo Bank, N.A.

•	Wells Fargo Funds Management, LLC

•	Wilmington Trust Company

•	Wilmington Trust Retirement and Institutional Services Company

Other Payments
From time to time, the distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the distributor may include financial assistance to financial intermediaries that enable the distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The distributor makes payments for entertainment events it deems appropriate, subject to the distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a conflict of interest or financial incentive for recommending a particular fund or a particular share class over other funds or share classes. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, may be separately incented to include shares of the funds in Contracts offered by affiliated insurance companies, as employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the distributor and the investment manager, and the products they offer, including the funds.

CUSTODIAN SERVICES

The funds’ securities and cash are held pursuant to a custodian agreement with JPMorgan Chase Bank, N.A. (JPMorgan), 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. The custodian is permitted to deposit some or all of their securities in central depository systems as allowed by federal law. For its services, each fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian’s out-of-pocket expenses.

As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the fund’s custodian agreement.

BOARD SERVICES CORPORATION

The funds have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each Independent Trustee, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

Statement of Additional Information – Sept. 29, 2011	Page 131

Organizational Information

Each fund is an open-end management investment company. The funds’ headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of a fund represent an interest in that fund’s net assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

VOTING RIGHTS

As a shareholder in a fund, you have voting rights over the fund’s management and fundamental policies. You are entitled to vote based on your total dollar interest in the fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. Shares of the Columbia and RiverSource funds, have cumulative voting rights with respect to the election of Board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected, all of which may, in the shareholder’s discretion, be voted for a single Board member.

DIVIDEND RIGHTS

Dividends paid by a fund, if any, with respect to each applicable class of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

SHAREHOLDER LIABILITY

For funds organized as Massachusetts business trusts, under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligation. However, the Declaration of Trust that establishes a trust, a copy of which, together with all amendments thereto (the “Declaration of Trust”), is on file with the office of the Secretary of the Commonwealth of Massachusetts for each applicable fund, contains an express disclaimer of shareholder liability for acts or obligations of the Trust, or of any fund in the Trust. The Declaration of Trust provides that, if any shareholder (or former shareholder) of a fund in the Trust is charged or held to be personally liable for any obligation or liability of the Trust, or of any fund in the Trust, solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, the Trust (upon request of the shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder or former shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the fund of which such shareholder or former shareholder is or was the holder of shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually, but only upon the assets and property of the Trust, and that the Trustees will not be liable for any action or failure to act, errors of judgment, or mistakes of fact or law, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. By becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

Statement of Additional Information – Sept. 29, 2011	Page 132

Table 25. Fund History Table

Fiscal
	Date of	Date Began	Form of	State of	Year
Fund*	Organization	Operations	Organization	Organization	End**	Diversified***
Columbia Funds Series Trust II(14), (15)	1/27/06		Business Trust	MA	4/30

Columbia 120/20 Contrarian Equity Fund		10/18/07			4/30	Yes

Columbia Absolute Return Currency and Income Fund		6/15/06			10/31	Yes

Columbia Absolute Return Emerging Markets Macro Fund		4/11/11			5/31	No

Columbia Absolute Return Enhanced Multi-Strategy Fund		4/7/11			5/31	Yes

Columbia Absolute Return Multi-Strategy Fund		4/7/11			5/31	Yes

Columbia AMT-Free Tax-Exempt Bond Fund(18)		11/24/76			11/30	Yes

Columbia Asia Pacific ex-Japan Fund(18)		7/15/09			10/31	Yes

Columbia Commodity Strategy Fund		7/28/11			5/31	Yes

Columbia Diversified Bond Fund(3)		10/3/74			8/31	Yes

Columbia Diversified Equity Income Fund		10/15/90			9/30	Yes

Columbia Dividend Opportunity Fund(8)		8/1/88			6/30	Yes

Columbia Emerging Markets Bond Fund		2/16/06			10/31	No

Columbia Emerging Markets Opportunity Fund(5),(11),(18)		11/13/96			10/31	Yes

Columbia Equity Value Fund		5/14/84			3/31	Yes

Columbia European Equity Fund(5),(11)		6/26/00			10/31	Yes

Columbia Flexible Capital Income Fund		7/28/11			5/31	Yes

Columbia Floating Rate Fund		2/16/06			7/31	Yes

Columbia Frontier Fund		12/10/84			10/31	Yes

Columbia Global Bond Fund		3/20/89			10/31	No

Columbia Global Equity Fund(5),(6),(11)		5/29/90			10/31	Yes

Columbia Global Extended Alpha Fund		8/1/08			10/31	Yes

Columbia Government Money Market Fund(2)		1/31/77			12/31	Yes

Columbia High Yield Bond Fund(3)		12/8/83			5/31	Yes

Columbia Income Builder Fund(18)		2/16/06			1/31(7)	Yes

Columbia Income Opportunities Fund		6/19/03			7/31	Yes

Columbia Inflation Protected Securities Fund		3/4/04			7/31	No

Columbia Large Core Quantitative Fund(4),(18)		4/24/03			7/31	Yes

Columbia Large Growth Quantitative Fund(18)		5/17/07			9/30	Yes

Columbia Large Value Quantitative Fund(18)		8/1/08			9/30	Yes

Columbia Limited Duration Credit Fund(18)		6/19/03			7/31	Yes

Columbia Marsico Flexible Capital Fund		9/28/10			8//31	No

Columbia Mid Cap Growth Opportunity Fund(4),(18)		6/4/57			11/30	Yes

Columbia Mid Cap Value Opportunity Fund(18)		2/14/02			9/30	Yes

Columbia Minnesota Tax-Exempt Fund		8/18/86			8/31(10)	No

Columbia Money Market Fund(18)		10/6/75			7/31	Yes

Columbia Multi-Advisor International Value Fund(11),(18)		9/28/01			10/31	Yes

Columbia Multi-Advisor Small Cap Value Fund(11),(18)		6/18/01			5/31	Yes

Columbia Portfolio Builder Aggressive Fund		3/4/04			1/31	Yes

Columbia Portfolio Builder Conservative Fund		3/4/04			1/31	Yes

Columbia Portfolio Builder Moderate Aggressive Fund		3/4/04			1/31	Yes

Columbia Portfolio Builder Moderate Conservative Fund		3/4/04			1/31	Yes

Columbia Portfolio Builder Moderate Fund		3/4/04			1/31	Yes

Columbia Recovery and Infrastructure Fund		2/19/09			4/30	No

Columbia Retirement Plus 2010 Fund		5/18/06			4/30	Yes

Columbia Retirement Plus 2015 Fund		5/18/06			4/30	Yes

Statement of Additional Information – Sept. 29, 2011	Page 133

Fiscal
	Date of	Date Began	Form of	State of	Year
Fund*	Organization	Operations	Organization	Organization	End**	Diversified***
Columbia Retirement Plus 2020 Fund		5/18/06			4/30	Yes

Columbia Retirement Plus 2025 Fund		5/18/06			4/30	Yes

Columbia Retirement Plus 2030 Fund		5/18/06			4/30	Yes

Columbia Retirement Plus 2035 Fund		5/18/06			4/30	Yes

Columbia Retirement Plus 2040 Fund		5/18/06			4/30	Yes

Columbia Retirement Plus 2045 Fund		5/18/06			4/30	Yes

Columbia Select Large-Cap Value Fund(18)		4/25/97			12/31	Yes

Columbia Select Smaller-Cap Value Fund(18)		4/25/97			12/31	Yes

Columbia Seligman Communications and Information Fund(18)		6/23/83			12/31	Yes

Columbia Seligman Global Technology Fund(18)		5/23/94			10/31	Yes

Columbia Short-Term Cash Fund		9/26/06			7/31	Yes

Columbia Strategic Allocation Fund(4)		1/23/85			9/30	Yes

Columbia U.S. Government Mortgage Fund		2/14/02			5/31	Yes

Columbia Funds Variable Series Trust II(12)	9/11/07		Business Trust	MA	12/31

Columbia Variable Portfolio — Balanced Fund(4)		4/30/86				Yes

Columbia Variable Portfolio — Cash Management Fund		10/31/81				Yes

Columbia Variable Portfolio — Core Equity Fund		9/10/04				Yes

Columbia Variable Portfolio — Diversified Bond Fund(3)		10/13/81				Yes

Columbia Variable Portfolio — Diversified Equity Income Fund		9/15/99				Yes

Columbia Variable Portfolio — Dynamic Equity Fund(5),(16)		10/13/81				Yes

Columbia Variable Portfolio — Emerging Markets Opportunity Fund(4),(5),(9),(11)		5/1/00				Yes

Columbia Variable Portfolio — Global Bond Fund		5/1/96				No

Columbia Variable Portfolio — Global Inflation Protected Securities Fund(13)		9/13/04				No

Columbia Variable Portfolio — High Yield Bond Fund(3)		5/1/96				Yes

Columbia Variable Portfolio — Income Opportunities Fund		6/1/04				Yes

Columbia Variable Portfolio — International Opportunity Fund(4),(5),(11)		1/13/92				Yes

Columbia Variable Portfolio — Large Cap Growth Fund(9),(16)		9/15/99				Yes

Columbia Variable Portfolio — Limited Duration Credit Fund(9)		5/7/10				Yes

Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund(4),(9)		5/1/01				Yes

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund(9)		5/2/05				Yes

Columbia Variable Portfolio — S&P 500 Index Fund		5/1/00				Yes

Columbia Variable Portfolio — Seligman Global Technology Fund(9)		5/1/96				Yes

Columbia Variable Portfolio — Short Duration U.S. Government Fund(3)		9/15/99				Yes

Columbia Variable Portfolio — Select Large-Cap Value Fund(9),(16)		02/4/04				Yes

Columbia Variable Portfolio — Select Smaller-Cap Value Fund(9),(16)		9/15/99				Yes

Variable Portfolio — Aggressive Portfolio		5/7/10				Yes

Variable Portfolio — AllianceBernstein International Value Fund		5/7/10				Yes

Variable Portfolio — American Century Diversified Bond Fund		5/7/10				Yes

Variable Portfolio — American Century Growth Fund		5/7/10				Yes

Variable Portfolio — Columbia Wanger International Equities Fund		5/7/10				Yes

Variable Portfolio — Columbia Wanger U.S. Equities Fund		5/7/10				Yes

Variable Portfolio — Conservative Portfolio		5/7/10				Yes

Variable Portfolio — Davis New York Venture Fund(11),(17)		5/1/06				Yes

Variable Portfolio — Eaton Vance Floating-Rate Income Fund		5/7/10				Yes

Variable Portfolio — Goldman Sachs Mid Cap Value Fund(11),(17)		2/4/04				Yes

Statement of Additional Information – Sept. 29, 2011	Page 134

Fiscal
	Date of	Date Began	Form of	State of	Year
Fund*	Organization	Operations	Organization	Organization	End**	Diversified***
Variable Portfolio — Invesco International Growth Fund		5/7/10				Yes

Variable Portfolio — J.P. Morgan Core Bond Fund		5/7/10				Yes

Variable Portfolio — Jennison Mid Cap Growth Fund		5/7/10				Yes

Variable Portfolio — Marsico Growth Fund		5/7/10				Yes

Variable Portfolio — MFS Value Fund		5/7/10				Yes

Variable Portfolio — Moderate Portfolio		5/7/10				Yes

Variable Portfolio — Moderately Aggressive Portfolio		5/7/10				Yes

Variable Portfolio — Moderately Conservative Portfolio		5/7/10				Yes

Variable Portfolio — Mondrian International Small Cap Fund		5/7/10				Yes

Variable Portfolio — Morgan Stanley Global Real Estate Fund		5/7/10				No

Variable Portfolio — NFJ Dividend Value Fund		5/7/10				Yes

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund		5/7/10				Yes

Variable Portfolio — Partners Small Cap Growth Fund		5/7/10				Yes

Variable Portfolio — Partners Small Cap Value Fund(11),(17)		8/14/01				Yes

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund		5/7/10				Yes

Variable Portfolio — Pyramis International Equity Fund		5/7/10				Yes

Variable Portfolio — Wells Fargo Short Duration Government Fund		5/7/10				Yes

*	Effective Oct. 1, 2005 American Express Funds changed its name to RiverSource funds and the names Threadneedle and Partners were removed from fund names. Effective Sept. 27, 2010 and April 29, 2010, several of the funds were renamed from RiverSource, Seligman and Threadneedle to Columbia.
**	Unless otherwise noted, each fund within the registrant has the same fiscal year end as that noted for the registrant.
***	If a Non-diversified fund is managed as if it were a diversified fund for a period of three years, its status under the 1940 Act will convert automatically from Non-diversified to diversified. A diversified fund may convert to Non-diversified status only with shareholder approval.
(1)	Date merged into a Minnesota corporation incorporated on April 8, 1986.
(2)	Effective Sept. 25, 2009, Seligman Cash Management Fund, Inc. changed its name to RiverSource Government Money Market Fund, Inc.
(3)	Effective June 27, 2003, Bond Fund changed its name to Diversified Bond Fund, Federal Income Fund changed its name to Short Duration U.S. Government Fund and Extra Income Fund changed its name to High Yield Bond Fund, Variable Portfolio — Bond Fund changed its name to Variable Portfolio — Diversified Bond Fund, Variable Portfolio — Extra Income Fund changed its name to Variable Portfolio — High Yield Bond Fund and Variable Portfolio — Federal Income Fund changed its name to Variable Portfolio — Short Duration U.S. Government Fund.
(4)	Effective Oct. 1, 2005, Equity Select Fund changed its name to Mid Cap Growth Fund, High Yield Tax-Exempt Fund changed its name to Tax-Exempt High Income Fund, Managed Allocation Fund changed its name to Strategic Allocation Fund, and Quantitative Large Cap Equity Fund changed its name to Disciplined Equity Fund. Variable Portfolio — Equity Select Fund changed its name to Variable Portfolio — Mid Cap Growth Fund, Variable Portfolio — Threadneedle Emerging Markets Fund changed its name to Variable Portfolio — Emerging Markets Fund, Variable Portfolio — Threadneedle International Fund changed its name to Variable Portfolio — International Opportunity Fund, and Variable Portfolio — Managed Fund changed its name to Variable Portfolio — Balanced Fund.
(5)	Effective July 9, 2004, Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund, European Equity Fund changed its name to Threadneedle European Equity Fund, Global Equity Fund changed its name to Threadneedle Global Equity Fund, Variable Portfolio — Capital Resource Fund changed its name to Variable Portfolio — Large Cap Equity Fund, Variable Portfolio — Emerging Markets Fund changed its name to Variable Portfolio — Threadneedle Emerging Markets Fund and Variable Portfolio — International Fund changed its name to Variable Portfolio — Threadneedle International Fund.
(6)	Effective Oct. 20, 2003, Global Growth Fund changed its name to Global Equity Fund.
(7)	Effective Jan. 31, 2008, the fiscal year end was changed from May 31 to Jan. 31.
(8)	Effective Feb. 18, 2004, Utilities Fund changed its name to Dividend Opportunity Fund.
(9)	Effective April 29, 2010, Seligman Variable Portfolio — Growth Fund changed its name to Columbia Variable Portfolio — Large Cap Growth Fund; Seligman Variable Portfolio — Smaller Cap Value Fund changed its name to Columbia Variable Portfolio — Select Smaller-Cap Value Fund; Threadneedle Variable Portfolio — Emerging Markets Fund changed its name to Columbia Variable Portfolio — Emerging Markets Opportunity Fund; RiverSource Variable Portfolio — Mid Cap Growth Fund changed its name to Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund; Seligman Variable Portfolio — Larger Cap Value Fund changed its name to Columbia Variable Portfolio — Select Large-Cap Value Fund; RiverSource Variable Portfolio — Limited Duration Bond Fund changed its name to Columbia Variable Portfolio — Limited Duration Credit Fund; RiverSource Variable Portfolio — Mid Cap Value Fund changed its name to Columbia Variable Portfolio — Mid Cap Value Opportunity Fund; and Seligman Global Technology Portfolio changed its name to Columbia Variable Portfolio — Seligman Global Technology Fund.
(10)	Effective April 13, 2006, the fiscal year end was changed from June 30 to Aug. 31.
(11)	Effective March 31, 2008, RiverSource Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund; RiverSource Global Equity Fund changed its name to Threadneedle Global Equity Fund; RiverSource European Equity Fund changed its name to Threadneedle European Equity Fund; RiverSource International Select Value Fund changed its name to RiverSource Partners International Select Value Fund; RiverSource Small Cap Value Fund changed its name to RiverSource Partners Small Cap Value Fund; RiverSource Variable Portfolio — Fundamental Value Fund changed its name to RiverSource Partners Variable Portfolio — Fundamental Value Fund; RiverSource Variable Portfolio — Select Value Fund changed its name to RiverSource Partners Variable Portfolio — Select Value Fund; and RiverSource Variable Portfolio — Small Cap Value Fund changed its name to RiverSource Partners Variable Portfolio — Small Cap Value Fund.
(12)	Prior to January 2008, the assets of the funds in RiverSource Variable Series Trust were held by funds organized under six separate Minnesota Corporations. RiverSource Variable Series Trust changed its name to Columbia Funds Variable Series Trust II effective April 25, 2011.

Statement of Additional Information – Sept. 29, 2011	Page 135

(13)	Effective June 8, 2005, Variable Portfolio — Inflation Protected Securities Fund changed its name to Variable Portfolio — Global Inflation Protected Securities Fund.
(14)	Prior to March 7, 2011, Columbia Funds Series Trust II was known as RiverSource Series Trust. Prior to September 11, 2007, RiverSource Series Trust was known as RiverSource Retirement Series Trust.
(15)	Prior to March 7, 2011, certain of the funds were organized as series under various Minnesota and Maryland corporations.
(16)	Effective May 1, 2009, RiverSource Variable Portfolio — Growth Fund changed its name to Seligman Variable Portfolio — Growth Fund, RiverSource Variable Portfolio — Large Cap Equity Fund changed its name to RiverSource Variable Portfolio — Dynamic Equity Fund, RiverSource Variable Portfolio — Large Cap Value Fund changed its name to Seligman Variable Portfolio — Larger-Cap Value Fund, and RiverSource Variable Portfolio — Small Cap Advantage Fund changed its name to Seligman Variable Portfolio — Smaller-Cap Value Fund.
(17)	Effective May 1, 2010, RiverSource Partners Variable Portfolio — Fundamental Value Fund changed its name to Variable Portfolio — Davis New York Venture Fund; RiverSource Partners Variable Portfolio — Select Value Fund changed its name to Variable Portfolio — Goldman Sachs Mid Cap Value Fund; and RiverSource Partners Variable Portfolio — Small Cap Value Fund changed its name to Variable Portfolio — Partners Small Cap Value Fund.
(18)	Effective Sept. 27, 2010, RiverSource Limited Duration Bond Fund changed its name to Columbia Limited Duration Credit Fund; RiverSource Mid Cap Growth Fund changed its name to Columbia Mid Cap Growth Opportunity Fund; Threadneedle Emerging Markets Fund changed its name to Columbia Emerging Markets Opportunity Fund; RiverSource Income Builder Basic Income Fund changed its name to Columbia Income Builder Fund; RiverSource Partners International Select Value Fund changed its name to Columbia Multi-Advisor International Value Fund; Threadneedle Asia Pacific Fund changed its name to Columbia Asia Pacific ex-Japan Fund; RiverSource Disciplined Large Cap Growth Fund changed its name to Columbia Large Growth Quantitative Fund; RiverSource Disciplined Large Cap Value Fund changed its name to Columbia Large Value Quantitative Fund; RiverSource Mid Cap Value Fund changed its name to Columbia Mid Cap Value Opportunity Fund; RiverSource Disciplined Equity Fund changed its name to Columbia Large Core Quantitative Fund; RiverSource Partners Small Cap Value Fund changed its name to Columbia Multi-Advisor Small Cap Value Fund; RiverSource Cash Management Fund changed its name to Columbia Money Market Fund; RiverSource Tax-Exempt Bond Fund changed its name to Columbia AMT-Free Tax-Exempt Bond Fund; Seligman Communications and Information Fund, Inc. changed its name to Columbia Seligman Communications and Information Fund, Inc.; Seligman Global Technology Fund changed its name to Columbia Seligman Global Technology Fund; Seligman Large-Cap Value Fund changed its name to Columbia Select Large-Cap Value Fund; and Seligman Smaller-Cap Value Fund changed its name to Columbia Select Smaller-Cap Value Fund.

Statement of Additional Information – Sept. 29, 2011	Page 136

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve trustees to sixteen for all funds overseen be the Board.

Table 26. Board Members

Independent Board Members

	Position held		Number of funds in the	Other present or past
	with funds and	Principal occupation	Fund Family overseen	directorships/trusteeships	Committee
Name, address, age	length of service	during past five years	by Board member	(within past 5 years)	memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None	Audit, Board Governance, Compliance, Investment Review

Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)	Audit, Executive, Compliance, Investment Review

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None	Audit, Investment Review

William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)	Audit, Board Governance, Executive, Investment Review

Statement of Additional Information – Sept. 29, 2011	Page 137

	Position held		Number of funds in the	Other present or past
	with funds and	Principal occupation	Fund Family overseen	directorships/trusteeships	Committee
Name, address, age	length of service	during past five years	by Board member	(within past 5 years)	memberships
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None	Contracts, Compliance Investment Review

William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)	Audit, Executive, Compliance, Investment Review

R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance) from September 2003-May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)	Contracts, Board Governance, Investment Review

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)	Board Governance, Compliance, Contracts, Executive, Investment Review

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None	Audit, Board Governance, Investment Review

Statement of Additional Information – Sept. 29, 2011	Page 138

	Position held		Number of funds in the	Other present or past
	with funds and	Principal occupation	Fund Family overseen	directorships/trusteeships	Committee
Name, address, age	length of service	during past five years	by Board member	(within past 5 years)	memberships
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)	Contracts, Investment Review

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None	Board Governance, Contracts, Executive, Investment Review

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)	Contracts, Compliance, Investment Review

Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas	Contracts, Board Governance, Investment Review

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)	Contracts, Executive, Investment Review

Statement of Additional Information – Sept. 29, 2011	Page 139

Interested Board Member Not Affiliated with Investment Manager*

	Position held		Number of funds in the	Other present or past
	with funds and	Principal occupation	Fund Family overseen	directorships/ trusteeships	Committee
Name, address, age	length of service	during past five years	by Board member	(within past 5 years)	memberships
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)	Compliance, Investment Review

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Board Member Affiliated with Investment Manager*

	Position held		Number of funds in the	Other present or past
	with funds and	Principal occupation	Fund Family overseen	directorships/ trusteeships	Committee
Name, address, age	length of service	during past five years	by Board member	(within past 5 years)	memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010).	153	None	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Statement of Additional Information – Sept. 29, 2011	Page 140

Table 27. Fund Officers

Position held
	with funds and	Principal occupation
Name, address, age	length of service	during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004 -April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 - January 2009; Treasurer, Columbia Funds, October 2003 - May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 -December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003 - December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 - October 2004

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006—2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 41	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 — April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 — April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007

Statement of Additional Information – Sept. 29, 2011	Page 141

Position held
	with funds and	Principal occupation
Name, address, age	length of service	during past five years
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 - April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 -May 2005

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007 — April 2011 and of the Nations Funds, May 2010 — March 2011

Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 199 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 to May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

Responsibilities of Board with respect to fund management
The Board oversees management of the trusts/business corporations and the funds (collectively, the “funds”). The Board is chaired by an Independent Trustee who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on fund-related matters with the funds’ Chief Compliance Officer (“CCO”), counsel to the Independent Board Members, and representatives of the funds’ service providers and overseeing Board Services.

The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and

Statement of Additional Information – Sept. 29, 2011	Page 142

shareholder services. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The investment manager is responsible for day-to-day management and administration of the funds and management of the risks that arise from the funds’ investments and operations. The Board’s oversight of the investment manager and other service providers in the operation of the Trust includes oversight with respect to various risk management functions. The funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the investment manager, the subadvisers and other service providers (depending on the nature of the risk), who carry out the funds’ investment management and business affairs. Each of the investment manager, the subadvisers and other service providers has its own, independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the funds and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a fund or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the trusts/business corporations, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the investment manager, subadvisers, the independent registered public accounting firm for the funds, and internal auditors for the investment manager or its affiliates, as appropriate, regarding risks faced by the funds and relevant risk functions. The Board also meets periodically with the funds’ CCO, to receive reports regarding the compliance of the funds and their principal service providers with the federal securities laws and their internal compliance policies and procedures. The Board, with the assistance of the Investment Review Committee, reviews investment policies in connection with its review of the funds’ performance, and meets periodically with the portfolio managers of the funds to receive reports regarding the management of the funds, including various investment risks. As part of the Board’s periodic review of the funds’ advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. In addition, the Board oversees processes that are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest.

Committees of the Board
The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Trustees (for these purposes, persons who are not affiliated persons of the investment manager or Ameriprise Financial). The table above describing each Trustee also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Trustees and the investment manager between Board meetings in respect of general matters.

Board Governance Committee  — Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters.

To be considered as a candidate for trustee, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, Columbia Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402- 3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering trustee candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing

Statement of Additional Information – Sept. 29, 2011	Page 143

mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the fund; (vii) the candidate’s ability to qualify as an independent trustee; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Trustee, as encapsulated in their bios included in Table 26.

The Board believes that the funds are well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Committee takes the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

PROFESSIONAL BACKGROUND
Audit
		For Profit;	Non-Profit;					Committee;
		CIO/CFO;	Government;		Legal;			Financial
Name	Geographic	CEO/COO	CEO	Investment	Regulatory	Political	Academic	Expert

Blatz	MN		X		X	X

Boudreau	MA	X		X				X

Carlton	NY			X	X			X

Carmichael	IL	X		X	X			X

Flynn	MA						X

Hawkins	CA	X		X				X

Hilliard	CA	X

Lewis	MN		X				X

Maher	CT	X		X				X

Nagorniak	MA	X		X

Paglia	NY	X		X				X

Richie	MI	X			X

Santomero	PA		X				X

Shaw	SC	X		X

Taunton-Rigby	MA	X		X				X

With respect to the trusteeship of Mr. Truscott, who is not an Independent Trustee, the committee and the Board have concluded that having a senior member of the investment manager serve on the Board can facilitate the Independent Trustees’ increased access to information regarding the funds’ investment manager, which is the funds’ most significant service provider. With respect to the trusteeship of Dr. Santomero, the committee and the Board have concluded that, despite his lack of technical independence of the funds under the 1940 Act (arising from his board service to Citigroup, Inc. and Citigroup, N.A.), he could serve with “substantive independence” primarily since he has no financial interest or relationship with the investment manager or Ameriprise Financial. The committee and the Board also took into account Dr. Santomero’s broad array of experiences from management consulting to academia to public service, which can complement well the mix of experiences represented by the other Board members.

Compliance Committee — Supports the Funds’ maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Funds’ Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Funds’ CCO to meet with independent Board members on a regular basis to discuss compliance matters.

Contracts Committee — Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process.

Statement of Additional Information – Sept. 29, 2011	Page 144

Executive Committee — Acts for the Board between meetings of the Board.

Investment Review Committee — Reviews and oversees the management of the Funds’ assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Audit Committee — Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds’ financial statements and independent audits as well as the Funds’ compliance with legal and regulatory requirements relating to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Funds’ independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the funds’ risks by, among other things, meeting with the funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the funds’ Disclosure Controls and Procedures.

This table shows the number of times the committees met during each fund’s most recent fiscal period. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 28. Committee Meetings

	Board					Investment
	Governance	Compliance	Contracts	Distribution	Executive	Review	Audit
Fiscal Period	Committee	Committee	Committee	Committee*	Committee	Committee	Committee
For funds with fiscal period ending January 31	6	5	6	N/A	0	5	8

For funds with fiscal period ending March 31	6	5	6	N/A	0	6	8

For funds with fiscal period ending April 30	6	5	6	N/A	0	6	8

For funds with fiscal period ending May 31	6	5	6	N/A	0	6	8

For funds with fiscal period ending June 30	6	5	6	N/A	0	6	8

For funds with fiscal period ending July 31	6	5	6	N/A	0	6	8

For funds with fiscal period ending August 31	5	5	6	2	0	5	7

For funds with fiscal period ending September 30	5	5	6	1	0	5	7

For funds with fiscal period ending October 31	5	5	6	1	0	5	7

For funds with fiscal period ending November 30	5	5	6	0	0	5	7

For funds with fiscal period ending December 31	6	5	6	0	0	5	8

*	Effective January 2011, the Distribution Committee was dissolved.

Statement of Additional Information – Sept. 29, 2011	Page 145

BOARD MEMBER HOLDINGS

The following table shows the Board members’ dollar range of equity securities beneficially owned on Dec. 31, 2010 of each individual fund owned by a Board member, and the aggregate dollar range of equity securities of all funds overseen by the Board members.

Table 29. Board Member Holdings

Based on net asset values as of Dec. 31, 2010:

Aggregate dollar range
		Dollar range of	of equity securities of all
		equity securities in	Funds overseen by
Board Member*	Fund	the fund	Board Member
Kathleen Blatz	Columbia Absolute Return Currency and Income Fund	$50,001-$100,000	Over $100,000

	Columbia Dividend Opportunity Fund	Over $100,000

	Columbia Emerging Markets Bond Fund	Over 100,000

	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000

	Columbia Energy and Natural Resources Fund	$50,001-$100,000

	Columbia Frontier Fund	$50,001-$100,000

	Columbia Income Opportunities Fund	$50,001-$100,000

	Columbia Multi-Advisor Small Cap Value Fund	$50,001-$100,000

	Columbia Seligman Communications and Information Fund	$10,001-$50,000

	Columbia Strategic Allocation Fund	Over $100,000

	RiverSource LaSalle International Real Estate Fund, Inc.	$1-$10,000

	RiverSource Precious Metals and Mining Fund	$50,001-$100,000

	RiverSource Real Estate Fund	$50,001-$100,000

	Seligman National Municipal Fund	$1-$10,000

	Threadneedle International Opportunity Fund	Over $100,000

	Tri-Continental Corporation	$1-$10,000

Pamela Carlton	Columbia Absolute Return Currency and Income Fund	$1-$10,000	Over $100,000***

	Columbia Diversified Equity Income Fund	$10,001-$50,000

	Columbia Emerging Markets Opportunity Fund	$1-$10,000

	Columbia Floating Rate Fund**	$50,001-$100,000

	Columbia Global Equity Fund	$1-$10,000

	Columbia Money Market Fund**	$1-$10,000

	RiverSource LaSalle International Real Estate Fund	$1-$10,000

	RiverSource Short Duration U.S. Government Fund	$50,001-$100,000

	Seligman National Municipal Fund	$1-$10,000

	Tri-Continental Corporation	$1-$10,000

Statement of Additional Information – Sept. 29, 2011	Page 146

Aggregate dollar range
		Dollar range of	of equity securities of all
		equity securities in	Funds overseen by
Board Member*	Fund	the fund	Board Member
Patricia M. Flynn	Columbia Money Market Fund**	$10,001-$50,000	Over $100,000***

	Columbia Portfolio Builder Moderate Aggressive Fund**	$50,001-$100,000

	Columbia Seligman Communications and Information Fund**	$50,001-$100,000

	Columbia Strategic Allocation Fund**	Over $100,000

	RiverSource LaSalle International Real Estate Fund, Inc.	$1-$10,000

	RiverSource S&P 500 Index Fund**	$50,001-$100,000

	Seligman Growth Fund**	$10,001-$50,000

	Threadneedle International Opportunity Fund**	$50,001-$100,000

	Tri-Continental Corporation	$10,001-$50,000

Stephen R. Lewis, Jr.	Columbia 120/20 Contrarian Equity Fund	$10,001-$50,000	Over $100,000***

	Columbia Absolute Return Currency and Income Fund	$10,001-$50,000

	Columbia Diversified Bond Fund	$1-$10,000

	Columbia Diversified Equity Income Fund	$10,001-$50,000

	Columbia Dividend Opportunity Fund	$10,001-$50,000

	Columbia Emerging Markets Bond Fund**	$50,001-$100,000

	Columbia Emerging Markets Opportunity Fund**	$50,001-$100,000

	Columbia Global Bond Fund	$10,001-$50,000

	Columbia Income Opportunities Fund**	$50,001-$100,000

	Columbia Large Growth Quantitative Fund**	$10,001-$50,000

	Columbia Limited Duration Credit Fund**	Over $100,000

	Columbia Mid Cap Growth Opportunity Fund	$10,001-$50,000

	Columbia Money Market Fund**	$10,001-$50,000

	Columbia Select Large-Cap Value Fund**	Over $100,000

	Columbia Seligman Communications and Information Fund, Inc.**	Over $100,000

	Columbia Strategic Allocation Fund	$10,001-$50,000

	RiverSource LaSalle International Real Estate Fund, Inc.	$10,001-$50,000

	Threadneedle Global Equity Income Fund	$10,001-$50,000

	Threadneedle International Opportunity Fund**	$10,001-$50,000

	Tri-Continental Corporation	$1-$10,000

John F. Maher	Columbia Money Market Fund**	$10,001-$50,000	Over $100,000***

	Columbia Seligman Communications and Information Fund, Inc.**	Over $100,000

	RiverSource LaSalle International Real Estate Fund, Inc.	$1-$10,000

	Seligman National Municipal Fund	$10,001-$50,000

	Tri-Continental Corporation	$50,001-$100,000

Statement of Additional Information – Sept. 29, 2011	Page 147

Aggregate dollar range
		Dollar range of	of equity securities of all
		equity securities in	Funds overseen by
Board Member*	Fund	the fund	Board Member
Catherine James Paglia	Columbia Floating Rate Fund**	Over $100,000	Over $100,000***

	Columbia Money Market Fund**	$10,001-$50,000

	Columbia Seligman Communications and Information Fund, Inc.**	Over $100,000

	RiverSource LaSalle International Real Estate Fund, Inc.	$1-$10,000

	Tri-Continental Corporation	$1-$10,000

Leroy C. Richie	Columbia Diversified Bond Fund	$1-$10,000	Over $100,000

	Columbia Emerging Markets Opportunity Fund	$1-$10,000

	Columbia Frontier Fund, Inc.	$1-$10,000

	Columbia Global Equity Fund	$1-$10,000

	Columbia High Yield Bond Fund	$1-$10,000

	Columbia Large Core Quantitative Fund	$1-$10,000

	Columbia Select Large-Cap Value Fund	$1-$10,000

	Columbia Select Smaller-Cap Value Fund	$1-$10,000

	Columbia Seligman Communications and Information Fund, Inc.	$1-$10,000

	Columbia Seligman Global Technology Fund	$1-$10,000

	RiverSource Balanced Fund	$1-$10,000

	RiverSource LaSalle International Real Estate Fund, Inc.	$1-$10,000

	RiverSource Partners International Select Growth Fund	$1-$10,000

	RiverSource Partners International Small Cap Fund	$1-$10,000

	RiverSource Short Duration U.S. Government Fund	$1-$10,000

	Seligman Capital Fund, Inc.	$1-$10,000

	Seligman Growth Fund, Inc.	$1-$10,000

	Seligman National Municipal Fund	$1-$10,000

	Tri-Continental Corporation	$50,001-$100,000

Alison Taunton Rigby	Columbia 120/20 Contrarian Equity Fund	$10,001-$50,000	Over $100,000

	Columbia Absolute Return Currency and Income Fund	$50,001-$100,000

	Columbia Diversified Equity Income Fund	$10,001-$50,000

	Columbia Emerging Markets Opportunity Fund	Over $100,000

	Columbia Income Builder Fund III	Over $100,000

	Columbia Mid Cap Value Opportunity Fund	$50,001-$100,000

	Columbia Multi-Advisor Small Cap Value Fund	$50,001-$100,000

	Columbia Seligman Communications and Information Fund	$50,001-$100,000

	Columbia Strategic Allocation Fund	Over $100,000

	RiverSource Partners International Select Growth Fund	Over $100,000

	Seligman Growth Fund, Inc.	$50,001-$100,000

	Seligman LaSalle International Real Estate Fund, Inc.	$1-$10,000

	Seligman National Municipal Fund	$1-$10,000

	Tri-Continental Corporation	$1-$10,000

Statement of Additional Information – Sept. 29, 2011	Page 148

Aggregate dollar range
		Dollar range of	of equity securities of all
		equity securities in	Funds overseen by
Board Member*	Fund	the fund	Board Member
William F. Truscott	Columbia 120/20 Contrarian Equity Fund	$50,001-$100,000	Over $100,000

	Columbia Absolute Return Currency and Income Fund	$10,001-$50,000

	Columbia Acorn International Fund	Over $100,000

	Columbia Acorn Select Fund	Over $100,000

	Columbia Contrarian Core Fund	$50,001-$100,000

	Columbia Corporate Income Fund	$10,001-$50,000

	Columbia Diversified Bond Fund	$10,001-$50,000

	Columbia Diversified Equity Income Fund	$10,001-$50,000

	Columbia Dividend Income Fund	$1-$10,000

	Columbia Dividend Opportunity Fund	$10,001-$50,000

	Columbia Emerging Markets Bond Fund	$1-$10,000

	Columbia Emerging Markets Fund	$10,001-$50,000

	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000

	Columbia Equity Value Fund	$10,001-$50,000

	Columbia Global Bond Fund	Over $100,000

	Columbia Global Equity Fund	Over $100,000

	Columbia High Yield Bond Fund	Over $100,000

	Columbia Income Opportunities Fund	$50,001-$100,000

	Columbia Large Core Quantitative Fund	Over $100,000

	Columbia Large Growth Quantitative Fund	$10,001-$50,000

	Columbia Large Value Quantitative Fund	$50,001-$100,000

	Columbia Limited Duration Credit Fund	Over $100,000

	Columbia Mid Cap Growth Fund	$10,001-$50,000

	Columbia Mid Cap Value Opportunity Fund	$50,001-$100,000

	Columbia Money Market Fund	$1-$10,000

	Columbia Multi-Advisor International Value Fund	$10,001-$50,000

	Columbia Portfolio Builder Moderate Aggressive	$50,001-$100,000

	Columbia Retirement Plus 2035 Fund	$10,001-$50,000

	Columbia Select Large-Cap Growth Fund	$10,001-$50,000

	Columbia Select Large-Cap Value Fund	$10,001-$50,000

	Columbia Select Smaller-Cap Value Fund	Over $100,000

	Columbia Seligman Communications and Information Fund, Inc.	$10,001-$50,000

	Columbia Seligman Global Technology Fund	$50,001-$100,000

	Columbia Seligman Premium Technology Growth Fund, Inc.	$10,001-$50,000

	Columbia Small Cap Core Fund	$10,001-$50,000

	Columbia Small Cap Value Fund I	$10,001-$50,000

	Columbia Strategic Allocation Fund	Over $100,000

	RiverSource Disciplined International Equity Fund	Over $100,000

	RiverSource Disciplined Small and Mid Cap Equity Fund	$50,001-$100,000

	RiverSource LaSalle International Real Estate Fund, Inc.	$1-$10,000

Statement of Additional Information – Sept. 29, 2011	Page 149

Aggregate dollar range
		Dollar range of	of equity securities of all
		equity securities in	Funds overseen by
Board Member*	Fund	the fund	Board Member
	RiverSource Partners International Select Growth Fund	Over $100,000

	RiverSource Strategic Income Allocation Fund	Over $100,000

	Seligman Growth Fund	Over $100,000

	Seligman National Municipal Fund	$1-$10,000

	Tri-Continental Corporation	$10,001-$50,000

*	Mr. Boudreau, Mr. Carmichael, Mr. Hawkins, Mr. Hilliard, Ms. Shaw, Mr. Nagorniak and Mr. Santomero joined the Board effective June 1, 2011.

**	Deferred compensation invested in share equivalents:

A. Carlton	Columbia Floating Rate Fund	$50,001-$100,000
	Columbia Money Market Fund	$1-$10,000
B. Flynn	Columbia Money Market Fund	$10,001-$50,000
	Columbia Portfolio Builder Moderately Aggressive Fund	$50,001-$100,001
	Columbia Seligman Communications and Information Fund, Inc.	$50,001-$100,000
	Columbia Strategic Allocation Fund	$50,001-$100,000
	RiverSource S&P 500 Index Fund	$50,001-$100,000
	Seligman Growth Fund	$10,001-$50,000
	Threadneedle International Opportunity Fund	$50,001-$100,000
C. Lewis	Columbia Emerging Markets Bond Fund	$50,001-$100,000
	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000
	Columbia Income Opportunities Fund	$10,001-$50,000
	Columbia Large Growth Quantitative Fund	$10,001-$50,000
	Columbia Limited Duration Credit Fund	Over $100,000
	Columbia Money Market Fund	$10,001-$50,000
	Columbia Select Large-Cap Value Fund	Over $100,000
	Columbia Seligman Communications and Information Fund, Inc.	$50,001-$100,000
	Threadneedle International Opportunity Fund	$10,001-$50,000
D. Maher	Columbia Money Market Fund	$10,001-$50,000
	Columbia Seligman Communications and Information Fund, Inc.	Over $100,000
E. Paglia	Columbia Floating Rate Fund	Over $100,000
	Columbia Money Market Fund	$10,001-$50,000
	Columbia Seligman Communications and Information Fund, Inc.	Over $100,000

***	Total includes deferred compensation invested in share equivalents.

As of 30 days prior to the date of this SAI, William F. Truscott owned 1.07% of Columbia Retirement Plus 2035 Fund Class A shares and 1.23% of Columbia Absolute Return Multi-Strategy Fund Class A shares. The Board members and officers as a group owned less than 1% of the outstanding shares of any class of any other Columbia or RiverSource fund.

Statement of Additional Information – Sept. 29, 2011	Page 150

COMPENSATION OF BOARD MEMBERS

Total compensation. The following table shows the total compensation paid to independent Board members from all the funds in the last fiscal period.

Table 30. Board Member Compensation – All Funds

	Total Cash Compensation from
Board member(a)	Funds Paid to Board member
Kathleen Blatz	$205,093

Arne H. Carlson(b)	95,707

Edward Boudreau	40,000	(c)

Pamela Carlton	192,593	(c)

William Carmichael	37,500

Patricia Flynn	203,380	(c)

William Hawkins	40,000	(c)

R. Glenn Hilliard	37,500

Anne P. Jones(d)	153,677

Jeffry Laikind(e)	65,023	(c)

Stephen Lewis, Jr.	418,250	(c)

John Maher	199,167	(c)

John Nagorniak	37,500	(c)

Catherine Paglia	205,093	(c)

Leroy Richie	200,093

Anthony Santomero	40,000

Minor Shaw	37,500	(c)

Alison Taunton-Rigby	197,593	(c)

(a)	Board member compensation is paid by the funds and is comprised of a combination of a base fee and meeting fees, with the exception of the Chair of the Board, who receives a base annual compensation. Payment of compensation is administered by a company providing limited administrative services to the funds and to the Board. Compensation noted in the table does not include amounts paid by Ameriprise Financial to Board members for attendance at Board and committee meetings relating to Ameriprise Financial’s acquisition of the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates. The Chair of the Board did not receive any such compensation from Ameriprise Financial. Mr. Boudreau, Mr. Carmichael, Mr. Hawkins, Mr. Hilliard, Ms. Shaw, Mr. Nagorniak and Mr. Santomero joined the Board effective June 1, 2011.

(b)	Mr. Carlson ceased serving as a member of the Board effective Dec. 31, 2010.

(c)	Mr. Boudreau, Ms. Carlton, Ms. Flynn, Mr. Hawkins, Mr. Laikind, Mr. Lewis, Mr. Maher, Mr. Nagorniak, Ms. Paglia, Mr. Shaw and Ms. Tauton-Rigby elected to defer a portion of the total cash compensation payable during the period in the amount of $4,000, $20,000, $103,333, $12,000, $50,000, $86,000, $199,167, $11,250, $61,042, $18,750 and $40,000, respectively. Amount deferred by fund is set forth in Table 31. Additional information regarding the deferred compensation plan is described below.

(d)	Ms. Jones ceased serving as a member of the Board effective April 14, 2011.

(e)	Mr. Laikind ceased serving as a member of the Board effective Nov. 11, 2010.

The Independent Trustees determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Trustees, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the Independent Trustees take into account, among other things, the Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds’ Chief Compliance Officer, Counsel to the Independent Trustees, and the Funds’ service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

Effective June 1, 2011, independent Board members will be paid an annual retainer of $165,000. Committee Chairs each receive an additional annual retainer of $20,000 and subcommittee Chairs each receive an additional annual retainer of $5,000. In addition, Independent Trustees are paid the following fees for attending Board and committee meetings:

Statement of Additional Information – Sept. 29, 2011	Page 151

$5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Trustees are not paid for special meetings conducted by telephone. In 2011, the Board’s Chair will receive total annual cash compensation of $430,000.

The Independent Trustees may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more Columbia funds and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on fund assets and liabilities.

Compensation from each fund. The following table shows the compensation paid to independent Board members from each fund during its last fiscal period.

Table 31. Board Member Compensation — Individual Funds

	Aggregate Compensation from Fund
																		Taunton-
Fund	Blatz	Boudreau(a)	Carlson(b)	Carlton	Carmichael(a)	Flynn	Hawkins(a)	Hilliard(a)	Jones(c)	Laikind(d)	Lewis	Maher	Nagorniak(a)	Paglia	Richie	Santomero(a)	Shaw(a)	Rigby
For funds with fiscal period ending January 31

Columbia Income Builder Fund	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*

Columbia Portfolio Builder Aggressive	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*

Columbia Portfolio Builder Conservative	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*

Columbia Portfolio Builder Moderate	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*

Columbia Portfolio Builder Moderate Aggressive	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*

Columbia Portfolio Builder Moderate Conservative	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*

For funds with fiscal period ending March 31

Columbia Equity Value — total	$1,573	N/A	$1,393	$1,516	N/A	$1,633	N/A	N/A	$1,554	$1,163	$3,149	$1,634	N/A	$1,592	$1,555	N/A	N/A	$1,555

Amount deferred	0	N/A	0	0	N/A	854	N/A	N/A	0	901	679	1,634	N/A	188	0	N/A	N/A	0

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity — total	68	N/A	55	65	N/A	70	N/A	N/A	68	45	139	71	N/A	69	66	N/A	N/A	66
Amount deferred	0	N/A	0	0	N/A	37	N/A	N/A	0	36	30	71	N/A	11	0	N/A	N/A	0

Columbia Recovery and Infrastructure — total	1,381	N/A	937	1,301	N/A	1,405	N/A	N/A	1,404	741	2,799	1,396	N/A	1,401	1,341	N/A	N/A	1,341
Amount deferred	0	N/A	0	0	N/A	732	N/A	N/A	0	579	600	1,396	N/A	303	0	N/A	N/A	0

Columbia Retirement Plus 2010	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*

Columbia Retirement Plus 2015	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*

Columbia Retirement Plus 2020	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*

Columbia Retirement Plus 2025	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*

Columbia Retirement Plus 2030	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*

Columbia Retirement Plus 2035	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*

Columbia Retirement Plus 2040	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*

Columbia Retirement Plus 2045	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*

For funds with fiscal period ending May 31

Columbia Absolute Return Emerging Markets Macro — total	1	N/A	0	2	N/A	2	N/A	N/A	0	0	5	2	N/A	2	1	N/A	N/A	1

Amount deferred	0	N/A	0	0	N/A	1	N/A	N/A	0	0	1	2	N/A	1	0	N/A	N/A	0

Columbia Absolute Return Enhanced Multi-Strategy — total	3	N/A	0	3	N/A	3	N/A	N/A	0	0	11	3	N/A	4	3	N/A	N/A	3

Amount deferred	0	N/A	0	0	N/A	1	N/A	N/A	0	0	2	3	N/A	2	0	N/A	N/A	0

Columbia Absolute Return Multi-Strategy — total	6	N/A	0	6	N/A	6	N/A	N/A	0	0	19	6	N/A	6	5	N/A	N/A	5

Amount deferred	0	N/A	0	0	N/A	3	N/A	N/A	0	0	4	6	N/A	3	0	N/A	N/A	0

Columbia High Yield Bond — total	3,568	N/A	2,466	3,388	N/A	3,573	N/A	N/A	3,407	1,928	7,188	3,555	N/A	3,613	3,478	N/A	N/A	3,478

Amount deferred	0	N/A	0	0	N/A	1,869	N/A	N/A	0	1,494	1,308	3,555	N/A	737	0	N/A	N/A	0

Columbia Multi-Advisor Small Cap Value — total	823	N/A	545	781	N/A	824	N/A	N/A	784	427	1,719	820	N/A	834	803	N/A	N/A	803

Amount deferred	0	N/A	0	0	N/A	431	N/A	N/A	0	332	361	820	N/A	179	0	N/A	N/A	0

Columbia U.S. Government Mortgage — total	670	N/A	352	633	N/A	658	N/A	N/A	614	276	1,407	656	N/A	675	644	N/A	N/A	644

Amount deferred	0	N/A	0	0	N/A	341	N/A	N/A	0	214	292	656	N/A	185	0	N/A	N/A	0

For funds with fiscal period ending June 30

Columbia Dividend Opportunity — total	3,226	$304	1,638	3,011	$276	3,178	$301	$276	2,715	1,109	6,622	3,033	$273	3,235	3,139	$306	$270	3,095

Amount deferred	0	29	0	146	0	1,608	87	0	0	849	1,355	3,033	79	909	0	0	132	291

For funds with fiscal period ending July 31

Columbia Floating Rate — total	974	372	198	875	193	928	184	193	703	251	1,990	866	172	941	954	205	159	870

Amount deferred	0	0	13	67	0	452	40	0	0	193	386	866	38	292	0	0	63	134

Columbia Income Opportunities — total	2,252	801	475	2,094	449	2,191	468	449	1,594	549	4,575	2,133	439	2,227	2,180	478	433	2,119

Amount deferred	0	0	45	223	0	1,101	134	0	0	422	924	2,133	125	759	0	0	209	446

Columbia Inflation Protected Securities — total	1,096	576	179	995	175	1,051	164	175	853	398	2,220	1,002	154	1,060	1,069	186	140	983

Amount deferred	0	0	11	56	0	517	34	0	0	307	438	1,002	32	264	0	0	53	112

Columbia Large Core Quantitative — total	6,971	3,737	767	6,557	718	6,918	769	718	5,827	2,553	14,501	6,825	721	7,019	6,781	766	722	6,743

Amount deferred	0	0	78	388	0	3,528	233	0	0	1,964	2,995	6,825	218	1,893	0	0	363	776

Columbia Limited Duration Credit — total	1,342	617	232	1,227	224	1,293	218	224	1,023	416	2,733	1,235	205	1,311	1,308	238	193	1,226

Amount deferred	0	0	17	86	0	639	52	0	0	320	542	1,235	48	372	0	0	81	172

RiverSource Money Market — total	4,605	2,591	512	4,323	483	4,563	506	483	3,858	1,786	9,550	4,499	475	4,617	4,482	515	470	4,424

Amount deferred	0	0	49	244	0	2,322	146	0	0	1,375	1,969	4,499	137	1,190	0	0	229	488

For funds with fiscal period ending August 31

Columbia Diversified Bond — total	10,872	N/A	11,740	10,452	N/A	11,219	N/A	N/A	11,014	11,180	21,928	11,153	N/A	11,014	10,593	N/A	N/A	10,593

Amount deferred	0	N/A	0	1,384	N/A	5,161	N/A	N/A	0	5,973	4,319	11,153	N/A	0	0	N/A	N/A	0

Columbia Minnesota Tax-Exempt — total	827	N/A	891	794	N/A	851	N/A	N/A	837	847	1,665	845	N/A	838	804	N/A	N/A	804

Amount deferred	0	N/A	0	108	N/A	389	N/A	N/A	0	445	326	845	N/A	0	0	N/A	N/A	0

Statement of Additional Information – Sept. 29, 2011	Page 152

	Aggregate Compensation from Fund
																		Taunton-
Fund	Blatz	Boudreau(a)	Carlson(b)	Carlton	Carmichael(a)	Flynn	Hawkins(a)	Hilliard(a)	Jones(c)	Laikind(d)	Lewis	Maher	Nagorniak(a)	Paglia	Richie	Santomero(a)	Shaw(a)	Rigby
For funds with fiscal period ending September 30

Columbia Diversified Equity Income — total	$10,932	N/A	$12,190	$10,623	N/A	$11,419	N/A	N/A	$11,084	$11,344	$22,170	$11,356	N/A	$11,083	$10,775	N/A	N/A	$10,775

Amount deferred	0	N/A	0	1,074	N/A	5,407	N/A	N/A	0	6,674	4,432	11,356	N/A	0	0	N/A	N/A	0

Columbia Large Growth Quantitative — total	1,782	N/A	1,986	1,731	N/A	1,859	N/A	N/A	1,806	1,846	3,604	1,848	N/A	1,806	1,755	N/A	N/A	1,755

Amount deferred	0	N/A	0	176	N/A	878	N/A	N/A	0	1,083	720	1,848	N/A	0	0	N/A	N/A	0

Columbia Large Value Quantitative — total	645	N/A	718	626	N/A	672	N/A	N/A	654	668	1,311	669	N/A	654	635	N/A	N/A	635

Amount deferred	0	N/A	0	66	N/A	317	N/A	N/A	0	387	261	669	N/A	0	0	N/A	N/A	0

Columbia Mid Cap Value Opportunity — total	5,352	N/A	6,001	5,216	N/A	5,636	N/A	N/A	5,433	5,595	10,813	5,602	N/A	5,433	5,296	N/A	N/A	5,296

Amount deferred	0	N/A	0	477	N/A	2,703	N/A	N/A	0	3,397	2,187	5,602	N/A	0	0	N/A	N/A	0

Columbia Strategic Allocation — total	2,819	N/A	3,132	2,737	N/A	2,936	N/A	N/A	2,857	2,916	5,735	2,918	N/A	2,857	2,775	N/A	N/A	2,775

Amount deferred	0	N/A	0	289	N/A	1,382	N/A	N/A	0	1,690	1,140	2,918	N/A	0	0	N/A	N/A	0

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income — total	498	N/A	553	483	N/A	518	N/A	N/A	504	515	988	515	N/A	504	490	N/A	N/A	490

Amount deferred	0	N/A	0	42	N/A	248	N/A	N/A	0	315	201	515	N/A	0	0	N/A	N/A	0

Columbia Asia Pacific ex-Japan — total	424	N/A	506	419	N/A	452	N/A	N/A	428	456	914	452	N/A	429	424	N/A	N/A	424

Amount deferred	0	N/A	0	14	N/A	232	N/A	N/A	0	325	195	452	N/A	0	0	N/A	N/A	0

Columbia Emerging Markets Bond — total	605	N/A	674	587	N/A	630	N/A	N/A	613	626	1,208	626	N/A	613	596	N/A	N/A	596

Amount deferred	0	N/A	0	50	N/A	303	N/A	N/A	0	386	246	625	N/A	0	0	N/A	N/A	0

Columbia Emerging Markets Opportunity — total	1,496	N/A	1,676	1,455	N/A	1,565	N/A	N/A	1,516	1,556	2,997	1,557	N/A	1,516	1,476	N/A	N/A	1,476

Amount deferred	0	N/A	0	117	N/A	757	N/A	N/A	0	973	615	1,557	N/A	0	0	N/A	N/A	0

Columbia European Equity — total	172	N/A	191	167	N/A	179	N/A	N/A	174	178	343	178	N/A	174	169	N/A	N/A	169

Amount deferred	0	N/A	0	14	N/A	86	N/A	N/A	0	109	70	178	N/A	0	0	N/A	N/A	0

Columbia Frontier — total	235	N/A	273	233	N/A	257	N/A	N/A	239	255	475	255	N/A	240	237	N/A	N/A	237

Amount deferred	0	N/A	0	7	N/A	132	N/A	N/A	0	184	103	255	N/A	0	0	N/A	N/A	0

Columbia Global Bond — total	1,209	N/A	1,353	1,175	N/A	1,260	N/A	N/A	1,225	1,254	2,424	1,254	N/A	1,226	1,191	N/A	N/A	1,191
Amount deferred	0	N/A	0	99	N/A	607	N/A	N/A	0	775	495	1,254	N/A	0	0	N/A	N/A	0

Columbia Global Equity — total	1,118	N/A	1,243	1,086	N/A	1,166	N/A	N/A	1,134	1,157	2,226	1,158	N/A	1,134	1,102	N/A	N/A	1,102

Amount deferred	0	N/A	0	93	N/A	559	N/A	N/A	0	710	453	1,158	N/A	0	0	N/A	N/A	0

Columbia Global Extended Alpha — total	21	N/A	23	20	N/A	22	N/A	N/A	21	21	41	21	N/A	21	20	N/A	N/A	20

Amount deferred	0	N/A	0	1	N/A	10	N/A	N/A	0	14	9	21	N/A	0	0	N/A	N/A	0

Columbia Multi-Advisor International Value — total	1,761	N/A	1,953	1,708	N/A	1,832	N/A	N/A	1,786	1,817	3,500	1,819	N/A	1,786	1,733	N/A	N/A	1,733

Amount deferred	0	N/A	0	151	N/A	875	N/A	N/A	0	1,106	711	1,819	N/A	0	0	N/A	N/A	0

Columbia Seligman Global Technology — total	1,215	N/A	1,361	1,183	N/A	1,274	N/A	N/A	1,232	1,266	2,434	1,267	N/A	1,231	1,200	N/A	N/A	1,200

Amount deferred	0	N/A	0	92	N/A	618	N/A	N/A	0	799	501	1,267	N/A	0	0	N/A	N/A	0

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond — total	1,571	N/A	1,763	1,532	N/A	1,646	N/A	N/A	1,592	1,640	3,144	1,639	N/A	1,592	1,554	N/A	N/A	1,554

Amount deferred	0	N/A	0	62	N/A	828	N/A	N/A	0	1,140	659	1,639	N/A	126	0	N/A	N/A	0

Columbia Mid Cap Growth Opportunity — total	2,294	N/A	2,594	2,244	N/A	2,436	N/A	N/A	2,331	2,418	4,569	2,422	N/A	2,117	2,280	N/A	N/A	2,280

Amount deferred	0	N/A	0	67	N/A	1,241	N/A	N/A	0	1,732	972	2,422	N/A	94	0	N/A	N/A	0

For funds with fiscal period ending December 31

Columbia Government
Money Market — total	340	N/A	384	332	N/A	360	N/A	N/A	345	328	672	357	N/A	345	337	N/A	N/A	337

Amount deferred	0	N/A	0	0	N/A	188	N/A	N/A	0	253	145	357	N/A	0	0	N/A	N/A	0

Columbia Select Large-Cap Value — total	808	N/A	910	789	N/A	851	N/A	N/A	819	768	1,611	848	N/A	819	800	N/A	N/A	800

Amount deferred	0	N/A	0	0	N/A	445	N/A	N/A	0	591	347	848	N/A	0	0	N/A	N/A	0

Columbia Select Smaller-Cap Value — total	984	N/A	1,108	962	N/A	1,041	N/A	N/A	999	938	1,943	1,035	N/A	998	977	N/A	N/A	977

Amount deferred	0	N/A	0	0	N/A	544	N/A	N/A	0	722	419	1,035	N/A	0	0	N/A	N/A	0

Columbia Seligman Communications and Information — total	8,560	N/A	9,580	8,342	N/A	8,981	N/A	N/A	8,680	8,127	16,999	8,936	N/A	8,680	8,462	N/A	N/A	8,462

Amount deferred	0	N/A	0	0	N/A	4,681	N/A	N/A	0	6,242	3,647	8,936	N/A	0	0	N/A	N/A	0

*	The Funds-of-Funds do not pay additional compensation to the Board members for attending meetings. Compensation is paid directly from the affiliated underlying funds in which each Fund-of-Funds invests.
(a)	Mr. Boudreau, Mr. Carmichael, Mr. Hawkins, Mr. Hilliard, Ms. Shaw, Mr. Nagorniak and Mr. Santomero joined the Board effective June 1, 2011.
(b)	Mr. Carlson ceased serving as a member of the Board effective Dec. 31, 2010.
(c)	Ms. Jones ceased serving as a member of the Board effective April 14, 2011.
(d)	Mr. Laikind ceased serving as a member of the Board effective Nov. 11, 2010.

The funds, Columbia Management, unaffiliated and affiliated subadvisers, and Columbia Management Investment Distributors, Inc. have each adopted a Code of Ethics (collectively, the “Codes”) and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund’s access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated persons of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstance under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the funds.

Statement of Additional Information – Sept. 29, 2011	Page 153

Copies of the Codes are on public file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of the Codes are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of the Codes may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Control Persons and Principal Holders of Securities

The following table identifies those investors who, as of 30 days after the end of the fund’s fiscal period, owned 5% or more of any class of a fund’s shares and those investors who owned 25% or more of a fund’s shares (all share classes taken together). Investors who own more than 25% of a fund’s shares are presumed under securities laws to control the fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 32. Control Persons and Principal Holders of Securities

As of 30 days after the end of the fund’s fiscal period:

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Funds with fiscal period ending January 31

Columbia Income Builder	Columbia Management Investment Advisers, LLC	Class R	100.00%	—
	(Columbia Management), Minneapolis, MN	Class R4	100.00%

	Pershing LLC, Jersey City, NJ	Class Z	95.13%	—

Columbia Portfolio Builder Aggressive	Columbia Management	Class R	100.00%	—

	Wells Fargo Bank NA (Wells Fargo Bank), Minneapolis, MN	Class R4	57.49%	—

	Charles Schwab & Co., Inc. (Charles Schwab), San Francisco, CA	Class R4	33.08%	—

	Mary Ann Merling, Wilington, OH	Class Z	84.70%	—

	American Enterprise Investment Services Inc. (American Enterprise Investment Services), Minneapolis, MN	Class Z	12.13%	—

Columbia Portfolio Builder Conservative	Columbia Management	Class R	100.00%	—
		Class R4	12.76%

	Charles Schwab	Class R4	19.59%	—

	Wells Fargo Bank	Class R4	53.84%	—

	MG Trust Company Cust. FBO Advanced Building Services Inc., Denver, CO	Class R4	9.65%	—

	Mary Ann Merling, Wilington, OH	Class Z	72.97%	—

	Peggy Cox, Wayzata, MN	Class Z	16.35%	—

	Mark W. and Susan R. Roberts, Bow, OH	Class Z	5.99%	—

Columbia Portfolio Builder Moderate	Columbia Management	Class R	100.00%	—

	Charles Schwab	Class R4	68.11%	—

	Wells Fargo Bank	Class R4	12.65%	—

	MG Trust Company Cust. FBO Becker Tire & Treading, Inc., Denver, CO	Class R4	13.94%	—

	Mary Ann Merling, Wilington, OH	Class Z	88.48%	—

Statement of Additional Information – Sept. 29, 2011	Page 154

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Portfolio Builder	Columbia Management	Class R	100.00%	—
Moderate Aggressive		Class Z	59.05%

	American Enterprise Investment Services	Class R4	67.07%	—
		Class Z	40.95%

	Charles Schwab	Class R4	13.55%	—

	MG Trust Company Cust. FBO Becker Tire & Treading, Inc., Denver, CO	Class R4	10.03%	—

	Wells Fargo Bank	Class R4	6.33%	—

Columbia Portfolio Builder	Columbia Management	Class R	100.00%	—
Moderate Conservative		Class R4	9.48%
		Class Z	12.24%

	Charles Schwab	Class R4	18.55%	—

	Frontier Trust Company FBO Image One Corp. 401K, Fargo, ND	Class R4	67.56%	—

	American Enterprise Investment Services	Class Z	87.76%	—

Funds with fiscal period ending March 31

Columbia Equity Value	Columbia Management	Class R	21.26%	—
		Class R3	93.73%

	Columbia Lifegoal Balanced Growth	Class I	53.10%	—

	Columbia Lifegoal Growth Portfolio	Class I	34.06%	—

	Columbia Lifegoal Income & Growth	Class I	7.69%	—

	Columbia Asset Allocation Fund VS	Class I	5.10%	—

	American Enterprise Investment Services	Class C	5.66%	—
		Class W	99.98%

	MG Trust Company, FBO Alumaline Corp. of America, Denver, CO	Class R	65.88%	—

	Frontier Trust Company, FBO Aurora Packing Company 401K, Fargo, ND	Class R	11.53%	—

	John Hancock Life Insurance Company, Buffalo, NY	Class R4	75.65%	—

	Wachovia Bank	Class R3	6.27%	—
		Class R4	16.95%

	NFS LLC FEBO Marshall & Ilsley Trust Co. NA,	Class R5	95.31%	—

	Merrill Lynch, Pierce, Fenner & Smith (MLP Fenner & Smith)	Class Z	94.83%	—

Funds with fiscal period ending April 30

Columbia 120/20	Columbia Management	Class I	100.00%	—
Contrarian Equity		Class Z	100.00%

	MLP Fenner & Smith	Class B	16.38%	—

Statement of Additional Information – Sept. 29, 2011	Page 155

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Recovery	Columbia Management	Class R	11.88%	—
and Infrastructure		Class R5	19.93%

	Columbia Portfolio Builder Aggressive	Class I	17.27%	—

	Columbia Portfolio Builder Moderate	Class I	29.09%	—

	Columbia Portfolio Builder Moderate Aggressive	Class I	28.39%	—

	Columbia Portfolio Builder Moderate Conservative	Class I	5.68%	—

	Columbia Portfolio Builder Total Equity	Class I	17.95%	—

	Charles Schwab	Class R4	87.84%	—
		Class R5	80.07%	—

	Frontier Trust Company FBO Brian P. Sommer, Fargo, ND	Class R	43.11%	—

	American Enterprise Investment Services	Class R4	9.27%	—

	NFS LLC FEBO Cisco Systems Inc., Acton, MA	Class R4	19.44%	—

	MLP Fenner & Smith	Class R	12.10%	—

	MG Trust Co. FBO Vantage Financial Partners Limited, Denver, CO	Class R	11.20%	—

	LPL Financial, San Diego, CA	Class Z	94.41%	—

Columbia Retirement	Columbia Management	Class R	99.97%	—
Plus 2010

	MG Trust Co. FBO Grove Resource Solutions 401K, Denver, CO	Class A	12.19%	—

	P & Y Trading Co. FBO Peter Lee 401K, Charlotte, NC	Class C	72.59%	—

	MG Trust Co. FBO Carmelite System, Denver, CO	Class C	10.70%	—

	David Phillippe, North Wales, PA	Class C	5.51%	—

	Wells Fargo Bank	Class Z	99.59%	61.75%

Columbia Retirement	Columbia Management	Class R	77.80%	—
Plus 2015

	Frontier Trust Co. FBO Consumer Mortgage Audit Center 401K, Fargo, ND	Class R	22.17%	—

	State Street Bank & Trust Cust IRA Thomas Lynch, Paterson, NJ	Class C	32.54%	—

	State Street Bank & Trust Cust FBO Ellen F. Casper IRA, Aurora, OH	Class C	14.38%	—

	American Enterprise Investment Services	Class C	13.60%	—

	MG Trust Company FBO HSG Inc. DBA Control Concepts, Denver, CO	Class C	7.88%	—

	MG Trust Company FBO Reliable Machine Co., Denver, CO	Class C	7.69%	—

	MG Trust Company FBO Villa Park Trucking Inc. 401K, Denver, CO	Class C	7.45%	—

	Wells Fargo Bank	Class Z	99.26%	72.34%

Statement of Additional Information – Sept. 29, 2011	Page 156

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Retirement	Columbia Management	Class C	6.46%	—
Plus 2020

	MG Trust Company FBO Applied Reliability Engineering, Denver, CO	Class R	86.68%	—

	MG Trust Company FBO Ashley’s Auto Body Shop Inc., Denver, CO	Class R	10.45%	—

	MG Trust Company FBO Dealer Automotive Services, Inc., Denver, CO	Class C	70.10%	—

	State Street Bank & Trust Cust IRA Stephen Joseph Oracko, Roanoke, VA	Class C	23.44%	—

	Wells Fargo Bank	Class Z	99.99%	76.50%

Columbia Retirement	Columbia Management	Class R	9.50%	—
Plus 2025

	MG Trust Co. FBO Grove Resource Solutions 401K, Denver, CO	Class A	11.06%	—

	American Enterprise Investment Services	Class A	6.70%	—

	MG Trust Company FBO Ashley’s Auto Body Shop Inc., Denver, CO	Class R	48.96%	—

	Frontier Trust Co. FBO Consumer Mortgage Audit Center 401K, Fargo, ND	Class R	41.54%	—

	Frederick Smith Trustee Eagle Industries Inc. 401K Plan, Oak Harbor, WA	Class C	51.81%	—

	MG Trust Company FBO Dealer Automotive Services, Inc., Denver, CO	Class C	15.76%	—

	MG Trust Company FBO Villa Park Trucking Inc. 401K, Denver, CO	Class C	11.70%	—

	MG Trust Company FBO Reliable Machine Co., Denver, CO	Class C	6.89%	—

	Wells Fargo Bank	Class Z	99.96%	83.52%

Columbia Retirement	Columbia Management	Class R	25.24%	—
Plus 2030		Class C	8.49%

	American Enterprise Investment Services	Class A	10.62%	—

	MG Trust Company FBO Dealer Automotive Services, Inc., Denver, CO	Class C	91.51%	—

	MG Trust Company FBO Applied Reliability Engineering, Denver, CO	Class R	74.76%	—

	Wells Fargo Bank	Class Z	100.00%	89.14%

Statement of Additional Information – Sept. 29, 2011	Page 157

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Retirement	Columbia Management	Class R	66.48%	—
Plus 2035

	American Enterprise Investment Services	Class A	5.77%	—

	MG Trust Co. FBO Grove Resource Solutions 401K, Denver, CO	Class A	7.30%	—

	MG Trust Company FBO Dealer Automotive Services, Inc., Denver, CO	Class C	54.84%	—

	MG Trust Company FBO Villa Park Trucking Inc. 401K, Denver, CO	Class C	27.45%	—

	Frontier Trust Co. FBO Consumer Mortgage Audit Center 401K, Fargo, ND	Class R	33.50%	—

	Wells Fargo Bank	Class Z	99.95%	87.84%

Columbia Retirement	Columbia Management	Class C	100.00%	—
Plus 2040		Class R	28.47%

	MG Trust Company FBO Ashley’s Auto Body Shop Inc., Denver, CO	Class R	71.52%	—

	Wells Fargo Bank	Class Z	100.00%	88.89%

Columbia Retirement	Columbia Management	Class R	82.82%	—
Plus 2045		Class R4	27.86%

	MG Trust Co. FBO Grove Resource Solutions 401K, Denver, CO	Class A	13.71%	—

	MG Trust Company FBO Dealer Automotive Services, Inc., Denver, CO	Class C	60.63%	—

	Lancaster Day Care Center 401K Plan, Lancaster, PA	Class C	24.50%	—

	MG Trust Company FBO Villa Park Trucking Inc. 401K, Denver, CO	Class C	5.74%	—

	MG Trust Company FBO Applied Reliability Engineering, Denver, CO	Class R	17.18%	—

	Scottrade Inc. FBO Michael C. Davis Roth IRA, St. Louis, MO	Class R4	72.14%	—

	Wells Fargo Bank	Class Z	99.56%	88.37%

For funds with fiscal period ending May 31

Columbia Absolute Return	Columbia Management	Class A	100.00%	39.89%	(a)
Emerging Markets Macro		Class B	100.00%
		Class C	100.00%
		Class I	100.00%
		Class R	100.00%
		Class W	100.00%

Statement of Additional Information – Sept. 29, 2011	Page 158

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Absolute Return	Columbia Management	Class B	7.71%	56.02%	(a)
Enhanced Multi-Strategy		Class I	85.72%
		Class R	100.00%
		Class W	100.00%

	LPL Financial, San Diego, CA	Class A	10.22%	—
		Class Z	49.04%

	UBS WM USA, Weehawken, NJ	Class A	7.58%	—
		Class C	5.84%

	American Enterprise Investment Services	Class B	92.29%	—

	State Street Bank & Trust Company AAF Lifegoal Growth Portfolio, Boston, MA	Class I	14.28%	—

	Charles Schwab	Class Z	22.15%	—

	NFS LLC FEBO Gari Family Limited Ptsh, Tampa, FL	Class Z	17.88%	—

Columbia Absolute Return	Columbia Management	Class I	38.88%	54.31%	(a)
Multi-Strategy		Class R	100.00%
		Class W	100.00%

	Columbia Income Builder Fund	Class I	25.91%	—

	UBS WM USA, Weehawken, NJ	Class A	9.11%	—
		Class C	5.82%

	American Enterprise Investment Services	Class B	90.95%	—
		Class C	10.61%

	State Street Bank & Trust Company AAF Lifegoal Balanced Growth, Boston, MA	Class I	24.71%	—

	LPL Financial, San Diego, CA	Class Z	79.78%	—

	Stifel Nicolaus & Co. Inc., St. Louis, MO	Class Z	5.37%	—

	Oppenheimer & Co. Inc. FBO Marta Herskovits Trust, 2732 Arkansas Drive	Class Z	5.37%	—

Columbia High Yield Bond	MLP Fenner & Smith	Class C	13.89%	—
		Class R	60.57%
		Class Z	25.87%

	Columbia Income Builder Fund	Class I	73.42%	—

	State Street Bank & Trust Company AAF Lifegoal Balanced Growth, Boston, MA	Class I	13.97%	—

	American Enterprise Investment Services	Class W	99.97%	—

	ING Life Insurance and Annuity (ING), Hartford, CT	Class R	10.21%	—
		Class R3	77.06%
		Class R4	81.14%

	UBS WM USA, Weehawken, NJ	Class C	5.20%	—

	Massachusetts Mutual Life Ins. Co.,	Class R3	13.78%	—

	Springfield, MA	Class R4	10.97%

	Taynik & Co., Quincy, MA	Class R3	8.49%	—

	NFS LLC FEBO US Bank National Association, Milwaukee, WI	Class R5	92.97%	—

	Prudential Investment Management Services, Newark, NJ	Class Z	59.31%	—

	James C. Cheron, Metairie, LA	Class Z	6.34%	—

Statement of Additional Information – Sept. 29, 2011	Page 159

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Multi-Advisor Small Cap Value	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	32.29%	—

	Columbia Portfolio Builder Moderate Fund	Class I	30.47%	—

	Columbia Portfolio Builder Aggressive Fund	Class I	18.89%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	7.81%	—

	State Street Bank & Trust Company AAF Lifegoal Growth Portfolio, Boston, MA	Class I	7.60%	—

	Hartford Life Insurance Co, Hartford, CT	Class R	33.76%	—

	MLP Fenner & Smith	Class R	31.19%	—
		Class Z	17.65%

	Frontier Trust Co. FBO The Lynn Insurance Group 401K, Fargo, ND	Class R	5.78%	—

	MG Trust Company Cust FBO Renton Sports & Spine, Denver, CO	Class R	5.22%	—

	Orchard Trust Co. LLC, Greenwood Village, CO	Class R3	49.16%	—

	PIMS/Prudential Retirement, Boston, MA	Class R3	11.68%	—

	Frontier Trust Company FBO Select Engineering, Inc., Fargo, ND	Class R3	8.84%	—

	VRSCO, Houston, TX	Class R3	7.39%	—
		Class R4	75.69%
		Class R5	6.13%

	Taynik & Co., Quincy, MA	Class R4	8.12%	—

	Charles Schwab	Class R4	6.04%	—

	JPMorgan Chase Bank FBO Alliant Energy Corp. 401K, Kansas City, MO	Class R5	71.32%	—

	Prudential Investment Management Services LLC, Newark, NJ	Class Z	35.12%	—

	UBS WM USA, Weehawken, NJ	Class Z	31.20%	—

	Wells Fargo Bank FBO Zinpro, Charlottle, NC	Class Z	17.65%	—

Columbia U.S. Government Mortgage	Columbia Income Builder Fund	Class I	52.57%	—

	Columbia Portfolio Builder Moderate Fund	Class I	8.24%	—

	State Street Bank & Trust Company AAF Lifegoal Balanced Growth, Boston, MA	Class I	20.43%	—

	Charles Schwab	Class R4	40.07%	—

	American Enterprise Investment Services	Class R4	26.43%	—

	Counsel Trust DBA MATC FBO Harvard Management Solutions 401K, Pittsburgh, PA	Class R4	18.27%	—

	RiverSource Life Insurance Company, Minneapolis, MN	Class R4	15.24%	—

	MLP Fenner & Smith	Class A	8.26%	—
		Class B	16.96%
		Class C	21.42%
		Class Z	78.43%

	Government Securities Portfolio, Charlotte, NC	Class Z	5.46%	—

Statement of Additional Information – Sept. 29, 2011	Page 160

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Funds with fiscal period ending June 30

Columbia Dividend
Opportunity	Columbia Income Builder	Class I	34.18%	—

	Columbia Portfolio Builder Aggressive Fund	Class I	8.77%	—

	Columbia Portfolio Builder Moderate Fund	Class I	13.79%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	15.46%	—

	State Street Bank & Trust Company AAF Lifegoal Growth Portfolio	Class I	16.15%	—

	State Street Bank & Trust Company AAF Lifegoal Balanced Growth Portfolio	Class I	6.31%	—

	MLP Fenner & Smith	Class C	9.32%	—
		Class R	84.27%

	Charles Schwab	Class R4	10.38%	—
		Class Z	60.36%

	VRSCIO FBO AIGFSB Cust., Houston, TX	Class R4	81.76%	—

	NFS LLC FEBO American Trust & Svgs., Dubuque, IA	Class R	14.43%	—

	NFS LLC FEBO Borel Private Bank & Trust Co., San Mateo, CA	Class R5	95.53%	—

	American Enterprise Investment Services	Class W	99.98%	—

For funds with fiscal period ending July 31

Columbia Floating Rate	Columbia Management	Class R4	6.56%	—
		Class R5	100.00%
		Class W	100.00%

	Columbia Income Builder Fund	Class I	60.18%	—

	Columbia Portfolio Builder Moderate Fund	Class I	17.53%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	11.00%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	7.71%	—

	Charles Schwab	Class A	5.46%	—
		Class R4	63.54%

	MLP Fenner & Smith	Class C	13.25%	—
		Class Z	16.73%

	UBS WM USA , Weehawkin, NJ	Class C	5.49%	—

	NFS LLC FEBO American Trust & Svgs, Dubuque, IA	Class R4	29.90%	—

	Frontier Trust Co. FBO A E Group Inc. 401K, Fargo, ND	Class R	96.96%	—

	TD Ameritrade Inc. FEBO	Class Z	29.64%	—

	Citigroup Global Markets, Inc.	Class Z	19.74%	—

	First Clearing LLC, St. Louis, MO	Class Z	15.42%	—

	Pershing LLC, Jersey City, NJ	Class Z	10.49%	—

Statement of Additional Information – Sept. 29, 2011	Page 161

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Income Opportunities	Columbia Management	Class R	63.62%	—
		Class W	100.00%

	Columbia Portfolio Builder Moderate Fund	Class I	29.46%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	18.47%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	12.95%	—

	Columbia Portfolio Builder Conservative Fund	Class I	6.70%	—

	AAF Lifegoal Balanced Growth	Class I	17.39%	—

	AAF Lifegoal Income & Growth Portfolio	Class I	5.66%	—

	MLP Fenner & Smith	Class A	6.28%	—
		Class B	23.59%
		Class C	16.10%
		Class Y	99.85%
		Class Z	65.99%

	UBS WM USA , Weehawkin, NJ	Class C	5.67%	—

	Frontier Trust Co. FBO Get Up & Go Fitness, Fargo, ND	Class R	36.38%	—

	Orchard Trust Company, Greenwood Village, CO	Class R4	81.17%	—

	Charles Schwab	Class R4	16.10%	—

Columbia Inflation Protected Securities	RiverSource Life Insurance Company, Minneapolis, MN	Class R4	14.56%	36.61%(a	)

	Columbia Income Builder Fund	Class I	20.05%	—

	Columbia Portfolio Builder Conservative Fund	Class I	10.60%	—

	Columbia Portfolio Builder Moderate Fund	Class I	32.05%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	16.76%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	14.78%	—

	Citigroup Global Markets	Class C	13.12%	—

	MLP Fenner & Smith	Class C	15.14%	—
		Class R	63.34%
		Class Z	63.34%

	Frontier Trust Co. FBO Moen 401K, Fargo, ND	Class R2	7.71%	—

	Frontier Trust Co. FBO B & L Corp. 401K, Fargo, ND	Class R2	5.61%	—

	Frontier Trust Co. FBO C. Anthony Phillips Accountancy, Fargo, ND	Class R2	6.37%	—

	MG Trust Company FBO First Choice Automotive, Denver, CO	Class R4	34.72%	—

	MG Trust Company FBO Law Offices of Rosemarie Arnold, Denver, CO	Class R4	28.79%	—

	MG Trust Company FBO Washington Valley Construction, Denver, CO	Class R4	11.82%	—

	American Enterprise Investment Services Inc.	Class W	99.93%	—

Statement of Additional Information – Sept. 29, 2011	Page 162

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Large Core Quantitative	Columbia Portfolio Builder Aggressive Fund	Class I	12.02%	—

	Columbia Portfolio Builder Moderate Fund	Class I	24.18%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	21.71%	—

	AAF Lifegoal Balanced Growth	Class I	14.54%	—

	AAF Lifegoal Growth Portfolio	Class I	11.94%	—

	American Enterprise Investment Services	Class W	99.90%	—

	MLP Fenner & Smith	Class C	9.53%	—
		Class R	74.01%
		Class Z	37.90%

	Wells Fargo Bank	Class R4	99.44%	—
		Class R5	99.91%

	First Clearing LLC, St. Louis, MO	Class Z	41.55%	—

	Citigroup Global Markets, Inc.	Class Z	20.18%	—

Columbia Limited Duration Credit	Columbia Portfolio Builder Conservative Fund	Class I	22.01%	—

	Columbia Portfolio Builder Moderate Fund	Class I	8.44%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	23.73%	—

	Columbia Income Builder Fund	Class I	14.78%	—

	AAF Lifegoal Balanced Growth Portfolio	Class I	18.24%	—

	MLP Fenner & Smith	Class C	8.46%	—
		Class Z	55.83%

	Charles Schwab	Class R4	93.05%	—

	American Enterprise Investment Services Inc.	Class R4	5.29%	—
		Class W	99.95%

	LPL Financial, San Diego, CA	Class Z	14.72%	—

	First Clearing LLC, St. Louis, MO	Class Z	11.34%	—

Statement of Additional Information – Sept. 29, 2011	Page 163

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Money Market	Columbia Management	Class R	59.50%	—

	Columbia Portfolio Builder Conservative Fund	Class I	34.56%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	34.06%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	7.01%	—

	Columbia Portfolio Builder Moderate Fund	Class I	6.33%	—

	UBS WM USA, Weehawkin, NJ	Class C	5.99%	—

	Pershing LLC, Jersey City, NJ	Class Z	5.58%	—

	Counsel Trust DBA MATC FBO Farmer Fuqua & Huff PC 401K, Pittsburgh, PA	Class R	36.36%	—

	Frontier Trust Co. FBO Greatmats.com Corp., Fargo, ND	Class R5	33.46%	—

	Frontier Trust Co. FBO Mythics, Inc. 401K, Fargo, ND	Class R5	30.58%	—

	Frontier Trust Co. FBO Okmetic Inc. 401K, Fargo, ND	Class R5	22.00%	—

	Thomas Crandall FBO National Frost Inc. 401K, E. Rochester, NY	Class R5	6.14%	—

	American Enterprise Investment Services	Class W	99.96%	—

	Wells Fargo Bank	Class Z	32.16%	—

	Future Scholar Conservative Portfolio, Charlotte, NC	Class Z	7.82%	—

Funds with fiscal period ending August 31

Columbia Diversified Bond	Columbia Management	Class R3	93.14%	—
		Class W	100.00%

	American Enterprise Investment Services	Class W	99.99%	—

	Citigroup Global Markets	Class C	29.63%	—

	MLP Fenner & Smith	Class C	15.31%	—
		Class R	52.20%	—

	Columbia Portfolio Builder Conservative Fund	Class I	6.41%	—

	Columbia Portfolio Builder Moderate Fund	Class I	34.21%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	20.02%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	10.17%	—

	MG Trust Company, Denver, CO	Class R	15.70%	—

	Frontier Trust Co. FBO Thomas J. King, Fargo, ND	Class R	12.89%	—

	Wachovia Bank	Class R4	99.08%	—

	Patricks Plain (Patricks Plain), Easton, MD	Class R5	55.69%	—

	American Enterprise Investment Services	Class R5	39.90%	—

Columbia Minnesota Tax-Exempt	Leonard and Marion Hoppe, Graceville, MN	Class B	6.59%	—

	Richard J. and Mary H. Hill, St. Louis Park, MN	Class B	6.41%	—

	Lois Drontle, Eden Prairie, MN	Class B	5.20%	—

Statement of Additional Information – Sept. 29, 2011	Page 164

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Funds with fiscal period ending September 30

Columbia Diversified Equity	Columbia Management	Class W	100.00%	—
Income		Class Z	12.25%

	Columbia Portfolio Builder Aggressive Fund	Class I	17.43%	—

	Columbia Portfolio Builder Moderate Fund	Class I	26.92%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.43%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.85%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	16.94%	—

	Hartford Life	Class R	52.88%	—

	Hartford Securities Distribution Company Inc., Hartford, CT	Class R	14.58%	—

	GWFS Equities	Class R	11.46	—
		Class R3	74.33%	—
		Class R5	10.29%	—

	Wachovia Bank	Class R	14.96%	—
		Class R3	8.12%	—
		Class R4	28.86%	—
		Class R5	28.95%	—

	Tomorrow’s Scholar, Milwaukee, WI	Class R4	12.16%	—

	American Century Investments, Kansas City, MO	Class R4	6.47%	—

	ING	Class R4	13.39%	—
		Class R5	33.41%	—

	Ameriprise Trust Company	Class R5	8.09%	—

	Taynik & Co., Boston, MA	Class R5	7.37%	—

	Mercer Trust Company FBO Johnson Outdoors Inc., Norwood, MA	Class R5	7.26%	—

	Suchetha M. Prabhu, Essex Jct, VT	Class Z	87.75%	—

Columbia Large Growth	Columbia Management	Class R	100.00%	30.62%(a	)
Quantitative		Class R4	100.00%

	Columbia Portfolio Builder Aggressive Fund	Class I	13.78%	—

	Columbia Portfolio Builder Moderate Fund	Class I	21.24%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	23.27%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	5.42%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	13.39%	—

	MLP Fenner & Smith	Class C	48.20%	—

	American Enterprise Investment Services Inc.	Class W	99.98%	—

Statement of Additional Information – Sept. 29, 2011	Page 165

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Large Value	Columbia Management	Class C	8.02%	42.46%(a	)
Quantitative		Class R	100.00%
		Class R4	55.13%
		Class Z	100.00%

	SSB and Trust Co., Boston, MA	Class I	45.24%	—

	Columbia Income Builder Fund	Class I	7.88%	—

	Columbia Income Builder Fund II	Class I	8.62%	—

	RiverSource Disciplined Asset Allocation Portfolio Moderate	Class I	8.25%	—

	RiverSource Disciplined Asset Allocation Portfolio Moderately Aggressive	Class I	5.74%	—

	American Enterprise Investment Services Inc.	Class W	99.98%	—

	Jay Hunter and Mary Sue Hyer, Winter Haven, FL	Class A	5.77%	—

	James Spirito, Hillsdale, NJ	Class B	14.43	—

	Theresa Strassburger, Albuquerque, NM	Class B	9.89%	—

	Richard W. and Robin O. Wagner, Oakland Park, IL	Class B	9.28%	—

	Kevin Heniff, Mokena, IL	Class B	9.05%	—

	Carolynn C. Heine, Crete, IL	Class B	6.77%	—

	Tristan Hotaling, Black Hawk, CO	Class C	20.37%	—

	Pershing LLC, Jersey City, NJ	Class C	19.10%	—

	Ramona A. Scarth Family Trust, Henderson, NV	Class C	8.02%	—

Columbia Mid Cap Value	Columbia Management	Class W	100.00%	—
Opportunity		Class Z	10.03%

	Columbia Portfolio Builder Aggressive Fund	Class I	17.42%	—

	Columbia Portfolio Builder Moderate Fund	Class I	26.90%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.45%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.85%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	16.95%	—

	MLP Fenner & Smith	Class C	19.32%	—

	Hartford Life	Class R	78.27%	—
		Class R3	14.89%	—

	State Street Bank Cust FBO ADP Access, Boston, MA	Class R3	8.40%	—

	Wells Fargo Bank	Class R3	5.98%	—

	GWFS Equities	Class R3	43.17%	—

	Wachovia Bank	Class R4	17.63%	—

	ING	Class R4	17.69%	—
		Class R5	13.59%	—

	John Hancock Life Insurance Company, Buffalo, NY	Class R4	21.93%	—

	NFS LLC FEBO 401K Finops IC Funds, Covington, KY	Class R4	24.49%	—

	Wells Fargo Bank	Class R5	9.94%	—

	Standard Insurance Co., Portland, OR	Class R5	8.19%	—

	State Street Bank & Trust IRA Mary L. Kloser, Seeley Lake, MT	Class Z	89.97%	—

Statement of Additional Information – Sept. 29, 2011	Page 166

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Strategic Allocation	Columbia Management	Class I	100.00%	—
		Class R	100.00%
		Class Z	100.00%

	American Enterprise Investment Services Inc.	Class R4	70.28%	—

Funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	Columbia Management	Class Z	5.08%	—

	RiverSource Disciplined Asset Allocation Conservative Fund	Class I	9.22%	—

	RiverSource Disciplined Asset Allocation Moderate Fund	Class I	9.03%	—

	RiverSource Disciplined Asset Allocation Moderately Conservative Fund	Class I	6.63%	—

	Columbia Income Builder Fund	Class I	26.68%	—

	Columbia Income Builder Fund III	Class I	9.60%	—

	Columbia Income Builder Fund II	Class I	32.54%	—

	American Enterprise	Class W	99.98%	—

	MLP Fenner & Smith	Class C	5.56%	—

	Stephen W. Lemmon, Austin TX	Class Z	70.93%	—

	State Street Bank & Trust IRA James Harold Maret, Hartwell, GA	Class Z	23.99%	—

Columbia Asia Pacific ex-	Columbia Management	Class C	16.03%	—
Japan		Class I	100.00%
		Class R	100.00%
		Class Z	100.00%

	American Enterprise	Class A	56.81%	—
		Class C	83.97%

	MAC & Co., Pittsburgh, PA	Class R5	16.87%	—

Columbia Emerging Markets	Columbia Management	Class R4	9.47%	31.69%	(a)

Bond	Disciplined Asset Allocation Conservative Fund	Class I	5.10%	—

	Disciplined Asset Allocation Moderate Fund	Class I	6.65%	—

	Columbia Income Builder Fund III	Class I	25.08%	—

	Columbia Income Builder Fund II	Class I	39.79%	—

	Columbia Income Builder Fund	Class I	14.01%	—

	American Enterprise Investment Services, Inc.	Class R4	79.93%	—
		Class W	99.95%

	Citigroup Global Markets	Class C	17.66%	—

	MLP Fenner & Smith	Class C	10.83%	—

	MG Trust Company FBO Synergy Seven Inc., Denver, CO	Class R4	6.71%	—

	LPL Financial, San Diego, CA	Class Z	47.20%	—

	State Street Bank & Trust, Okate, SC	Class Z	9.94%	—

	RBC Capital Markets Corp. FBO Joan A. Jagow, Chagrin Falls, OH	Class Z	6.56%	—

Statement of Additional Information – Sept. 29, 2011	Page 167

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Emerging Markets	Columbia Management	Class W	100.00%	—
Opportunity		Class Z	9.85%

	Columbia Portfolio Builder Aggressive Fund	Class I	17.88%	—

	Columbia Portfolio Builder Moderate Fund	Class I	27.53%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	30.22%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.99%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	17.36%	—

	MLP Fenner & Smith	Class C	33.15%	—
		Class R	79.92%	—

	American Enterprise Investment Services, Inc.	Class R4	33.14%	—

	Patricks Plain	Class R5	84.14%	—

	State Street Bank & Trust Roth IRS Kimberly V. Flower, El Portal, FL	Class Z	51.53%	—

	State Street Bank & Trust IRA Zafar H. Fatimi, Bellport, NY	Class Z	20.06%	—

	State Street Bank & Trust Jennifer A. George Cust.	Class Z	18.56%	—

Columbia European Equity	Columbia Management	Class R4	13.72%	—
		Class Z	100.00%

	American Enterprise Investment Services	Class R4	11.10%	—

	Columbia Retirement Plus 2015 Fund	Class I	10.61%	—

	Columbia Retirement Plus 2020 Fund	Class I	14.27%	—

	Columbia Retirement Plus 2025 Fund	Class I	19.71%	—

	Columbia Retirement Plus 2030 Fund	Class I	18.11%	—

	Columbia Retirement Plus 2035 Fund	Class I	13.79%	—

	Columbia Retirement Plus 2040 Fund	Class I	10.13%	—

	Columbia Retirement Plus 2045 Fund	Class I	10.37%	—

	Citigroup Global Markets	Class C	6.37%	—

	MG Trust Company Cust. FBO Urologic Surgery, P.C. 401K, Denver, CO	Class R4	71.45%	—

Statement of Additional Information – Sept. 29, 2011	Page 168

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Frontier	Columbia Management	Class R4	12.36%	32.79%	(a)
		Class Z	100.00%

	Columbia Portfolio Builder Aggressive Fund	Class I	17.46%	—

	Columbia Portfolio Builder Moderate Fund	Class I	26.00%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	26.95%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.88%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	16.95%	—

	MLP Fenner & Smith	Class C	19.23%	—
		Class R	41.51%

	American Enterprise Investment Services	Class R4	77.27%	—

	Frontier Trust Company FBO Financial Network Audit, LLC	Class R	17.68%	—

	Frontier Trust Company FBO C. Anthony Phillips Accountancy 401K	Class R	7.98%	—

	Frontier Trust Company FBO Dedicated Systems	Class R	7.08%	—

	Seligman Advisors Inc., Minneapolis, MN	Class R	8.14%	—

	Accutek Packaging Equipment Company 401K	Class R	7.26%	—

	Gramma Fisher Foundation (Gramma Fisher Foundation), Easton, MD	Class R5	68.74%	—

	Patricks Plain	Class R5	28.20%	—

Columbia Global Bond	Columbia Management	Class R	100.00%	36.61%	(a)
		Class Z	10.75%

	Columbia Income Builder Fund II	Class I	5.76%	—

	Columbia Portfolio Builder Conservative Fund	Class I	10.94%	—

	Columbia Portfolio Builder Moderate Fund	Class I	31.65%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	17.91%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	14.98%	—

	American Enterprise Investment Services	Class R4	75.23%	—

	Leslie Betts FBO Pharmacy Administrative Solutions	Class R4	7.31%	—

	Michael Gallina FBO Manns Jewelers Inc.	Class R4	5.46%	—

	State Street Bank & Trust, Alexandria, VA	Class Z	64.05%	—

	Edward D. Jones & Co., Maryland Hts., MO	Class Z	20.95%	—

Statement of Additional Information – Sept. 29, 2011	Page 169

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Global Equity	Columbia Management	Class R	10.21%	—
		Class R5	23.24%
		Class W	100.00%
		Class Z	100.00%

	Columbia Portfolio Builder Aggressive Fund	Class I	12.15%	—

	Columbia Portfolio Builder Moderate Fund	Class I	32.75%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	35.55%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	8.22%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	8.42%	—

	MLP Fenner & Smith	Class C	7.45%	—

	Frontier Trust Company FBO C. Anthony Phillips Accountancy 401K, Fargo, ND	Class R	21.64%	—

	MG Trust Company Cust. FBO Applied Reliability Engineering, Denver, CO	Class R	20.41%	—

	Frontier Trust Company FBO Financial Network Audit, LLC, Fargo, ND	Class R	18.68%	—

	Frontier Trust Company FBO EFK Moen 401K, Fargo, ND	Class R	13.49%	—

	Frontier Trust Company FBO Nile Project, Inc., Fargo, ND	Class R	6.95%	—

	Accutek Packaging Equipment Company 401K	Class R	6.08%	—

	Wachovia Bank	Class R4	98.08%	—

	American Enterprise Investment Services, Inc.	Class R5	76.76%	—

Columbia Global Extended Alpha	Columbia Management	Class C Class I	5.16% 100.00%	51.12%	(a)

		Class R	99.99%
		Class R4	11.55%
		Class Z	9.63%

	Charles Schwab	Class C	7.31%	—

	American Enterprise Investment Services, Inc.	Class B	70.30%	—
		Class C	69.49%
		Class R4	88.46%

	Pershing LLC, Jersey City, NJ	Class C	11.75%	—

	Charles Schwab	Class C	7.31%	—

	TD Ameritrade Inc., Omaha, NE	Class Z	90.37%	—

Columbia Multi-Advisor	Columbia Management	Class Z	100.00%	27.51%	(a)
International Value

	Columbia Portfolio Builder Aggressive Fund	Class I	17.37%	—

	Columbia Portfolio Builder Moderate Fund	Class I	26.92%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.32%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.83%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	16.83%	—

	American Enterprise Investment Services	Class R4	45.15%	—

Statement of Additional Information – Sept. 29, 2011	Page 170

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Seligman Global Technology	Columbia Management	Class Z	14.14%	—

	Columbia Portfolio Builder Aggressive Fund	Class I	17.47%	—

	Columbia Portfolio Builder Moderate Fund	Class I	26.77%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.51%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.87%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	16.95%	—

	MLP Fenner & Smith	Class A	9.11%	—
		Class B	6.50%
		Class C	19.64%
		Class R	12.72%

	Morgan Stanley, Jersey City, NJ	Class C	5.05%	—

	Hartford Life Insurance Co., Hartford, CT	Class R	65.14%	—

	American Enterprise Investment Services	Class R4	30.81%	—

	Frontier Trust Company FBO Chalet Dental Care 401K	Class R	5.36%	—

	MAC & Co., Pittsburgh, PA	Class R5	99.84%	—

	Julie Rosenfield, Broadmore Rd.	Class Z	85.86%	—

Funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	None	N/A	N/A	—

Columbia Mid Cap Growth	Columbia Management	Class R	11.21%	—
Opportunity		Class R3	28.51%
		Class R	100.00%

	Columbia Portfolio Builder Aggressive Fund	Class I	18.40%	—

	Columbia Portfolio Builder Moderate Fund	Class I	27.57%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	30.63%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.72%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	14.51%	—

	MLP Fenner & Smith	Class C	9.73%	—

	Orchard Trust Company LLC Custodian FBO	Class R	88.79%	—

	Oppenheimer Funds, Greenwood Village, CO

	MG Trust Company FBO Body Masters Inc., Denver, CO	Class R3	57.09%	—

	MG Trust Company FBO Central Jersey Collision, Denver, CO	Class R3	14.39%	—

	Wachovia Bank	Class R4	84.04%	—

	Orchard Trust Company LLC FBO Silgan Plastics, Greenwood Village, CO	Class R4	5.40%	—

Statement of Additional Information – Sept. 29, 2011	Page 171

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Funds with fiscal period ending December 31

Columbia Government Money Market	Morgan Stanley Smith Barney	Class B	5.52%	—

	Frontier Trust Company FBO Piedmont Cardiology Assocs, Fargo, ND	Class R	21.07%	—

	Counsel Trust FBO Phonic Ear Holdings Inc. 401K, Pittsburgh, PA	Class R	18.74%	—

	Frontier Trust Company FBO Hospice Advantage 401K, Fargo, ND	Class R	9.52%	—

	Frontier Trust Company FBO ED Fagan Inc. 401K, Fargo, ND	Class R	8.67%	—

	Frontier Trust Company FBO A&B Builders 401K, Fargo, ND	Class R	6.56%	—

	Frontier Trust Company FBO First Security Bank of Nevada 401K, Fargo, ND	Class R	5.77%	—

	Patricks Plain, Easton, MD	Class R5	58.39%	—

	MG Trust Company FBO Seattle Goodwill Industries 403B, Denver, CO	Class R5	21.08%	—

	Gramma Fischer Foundation, Easton, MD	Class R5	19.57%	—

	Thomas R. Bales Cust, Novado, CA	Class Z	17.58%	—

	Living Trust of Frederick Hemker, Maple Grove, MN	Class Z	12.40%	—

	Edward D. Jones & Co., Maryland Heights, MO	Class Z	7.12%	—

	Mary K Parent, Hillsboro, OR	Class Z	6.20%	—

	Om P. Chhabra, Huntington, CT	Class Z	6.01%	—

	Portland Chinese Scholarship Foundation, Clackamas, OR	Class Z	5.86%	—

Statement of Additional Information – Sept. 29, 2011	Page 172

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Select Large-Cap	Columbia Management	Class R4	28.69%	—
Value		Class Z	37.59%

	Portfolio Builder Aggressive	Class I	16.15%	—

	Portfolio Builder Moderate	Class I	24.11%	—

	Portfolio Builder Moderate Aggressive	Class I	26.91%	—

	Portfolio Builder Moderate Conservative	Class I	5.83%	—

	Portfolio Builder Total Equity	Class I	16.14%	—

	American Enterprise Investment Services	Class W	99.98%	—

	Morgan Stanley Smith Barney	Class A	37.64%	—

	New York Life Trust Company, Parsippany, NJ	Class A	6.59%	—

	MLP Fenner & Smith	Class A	7.58%	—
		Class B	17.72%
		Class C	36.60%
		Class R	75.88%

	Citigroup Global Markets	Class A	11.69%	—
		Class B	6.36%
		Class C	6.20%

	Gramma Fischer Foundation	Class R5	26.08%	—

	Charles Schwab	Class R4	71.31%	—
		Class R5	23.57%

	State Street Bank & Trust	Class R5	40.24%	—

	Miriam A. Wolf, Green Valley, AZ	Class Z	62.41%	—

Columbia Select Smaller-Cap Value	Portfolio Builder Aggressive	Class I	19.83%	—

	Portfolio Builder Total Equity	Class I	59.02%	—

	MLP Fenner & Smith	Class C	30.77%	—
		Class R	61.76%

	DCGT FBO Principal Financial Group, Des Moines, IA	Class R	11.70%	—

	Wachovia Bank	Class R4	96.64%	—

	Charles Schwab	Class R5	10.06%	—

	Gramma Fisher Foundation	Class R5	51.43%	—

	Patricks Plain LLC	Class R5	35.50%	—

	State Street Bank & Trust	Class Z	97.81%	—

Statement of Additional Information – Sept. 29, 2011	Page 173

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Seligman Communications and Information	Columbia Management	Class R3	6.92%	—

	UBS WM USA, Weehawken, NJ	Class C	7.92%	—

	Portfolio Builder Aggressive	Class I	17.74%	—

	Portfolio Builder Moderate	Class I	26.39%	—

	Portfolio Builder Moderate Aggressive	Class I	29.62%	—

	Portfolio Builder Moderate Conservative	Class I	6.40%	—

	Portfolio Builder Total Equity	Class I	17.79%	—

	MLP Fenner & Smith	Class A	12.12%	—
		Class B	19.82%
		Class C	21.83%
		Class R	36.38%
		Class R5	55.98%

	Citigroup Global Markets	Class B	7.58%	—
		Class C	6.79%

	MG Trust Company FBO Exceptional Software	Class R3	13.31%	—
	Strategies, Denver, Co	Class R4	28.72%	—
	Charles Schwab	Class R5	11.48%

	Hartford Life Insurance Co., Hartford, CT	Class R	26.45%	—

	JPMorgan Chase Bank, New York, NY	Class R	14.10%	—

	Pershing LLC, Jersey City, NJ	Class R3	72.95%	—

	Gramma Fisher Foundation	Class R5	8.61%	—

	Patricks Plain LLC	Class R5	6.40%	—

	RBC Capital Markets Corp.	Class Z	10.54%	—

	TD Ameritrade, Omaha, NE	Class Z	8.34%	—

	LPL Financial, San Diego, CA	Class Z	5.76%	—

	Frontier Trust Company FBO Red River Employers 401K, Fargo, ND	Class R4	66.32%	—

(a)	Combination of all share classes of Columbia Management initial capital and affiliated funds-of-funds’ investments.

A fund may serve as an underlying investment of funds-of-funds that principally invest in shares of affiliated funds in the Fund Family (the underlying funds). The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings. In proxy voting, the funds-of-funds will vote on each proposal in the same proportion that other shareholders vote on the proposal.

In addition, Columbia Management or an affiliate may own shares of a fund as a result of an initial capital investment at the inception of the fund or class. To the extent Columbia Management, as manager of the funds-of-funds, may be deemed a beneficial owner of the shares of an underlying fund held by the funds-of-funds, and such shares, together with any initial capital investment by Columbia Management or an affiliate, represent more than 25% of a fund, Columbia Management and its affiliated companies may be deemed to control the fund.

Statement of Additional Information – Sept. 29, 2011	Page 174

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the 1940 Act. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the “District Court”). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the “Eighth Circuit”) on Aug. 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the “Supreme Court”), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Statement of Additional Information – Sept. 29, 2011	Page 175

Independent Registered Public Accounting Firm

For funds formerly branded as RiverSource and Threadneedle (See Appendix F), the financial statements for the fiscal years ended on or after July 31, 2007, and for funds formerly branded as Seligman (See Appendix F), the financial statements for the fiscal years ended on or after Sept. 30, 2009 contained in a fund’s Annual Report were audited by the independent registered public accounting firm, Ernst & Young LLP, 220 South 6th Street, Suite 1400, Minneapolis, MN 55402. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the funds. For RiverSource and Threadneedle funds, the financial statements for periods ended on or before June 30, 2007 and for Seligman funds, the financial statements for periods ended on or before Dec. 31, 2008, were audited by other auditors.

Statement of Additional Information – Sept. 29, 2011	Page 176

Appendix A

DESCRIPTION OF RATINGS

Standard & Poor’s Long-Term Debt Ratings.
A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

•	Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

•	Nature of and provisions of the obligation.

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

On August 5, 2011, Standard & Poor’s Ratings Services (“S&P) lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA”. Because certain of the funds invest in U.S. government obligations, the value of the funds’ shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. government’s credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Investment Grade
Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Statement of Additional Information – Sept. 29, 2011	A-1

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s Long-Term Debt Ratings
Aaa – Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa – Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A – Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa – Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba – Bonds that are rated Ba are judged to have speculative elements – their future cannot be considered as well- assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B – Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa – Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca – Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C – Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch’s Long-Term Debt Ratings
Fitch’s bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Statement of Additional Information – Sept. 29, 2011	A-2

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Investment Grade
AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade
BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

Standard & Poor’s Commercial Paper Ratings
A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with doubtful capacity for payment.

Statement of Additional Information – Sept. 29, 2011	A-3

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Standard & Poor’s Muni Bond and Note Ratings
An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor’s rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor’s rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor’s rating SP-3 indicates speculative capacity to pay principal and interest.

Moody’s Short-Term Ratings
Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Short-Term Muni Bonds and Notes
Short-term municipal bonds and notes are rated by Moody’s. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody’s MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody’s MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Statement of Additional Information – Sept. 29, 2011	A-4

Moody’s MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody’s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Fitch’s Short-Term Ratings
Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

Statement of Additional Information – Sept. 29, 2011	A-5

Appendix B

STATE TAX-EXEMPT FUNDS
STATE RISK FACTORS

The State Tax-Exempt Funds invest primarily in the municipal securities issued by a single state and political sub-divisions that state. Each Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state’s tax- exempt investments will be significantly greater than that of more geographically diversified funds, which may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the Fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a fund’s shares to change more than the values of funds’ shares that invest in more diversified investments. The yields on the securities in which the Fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will experience particular sensitivity to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect all investments within a particular market segment of the market. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a particular market segment. Investing mostly in state-specific tax-exempt investments makes the Fund more vulnerable to that state’s economy and to factors affecting tax-exempt issuers in that state than would be true for more geographically diversified funds. These risks include, among others:

•	the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

•	natural disasters and ecological or environmental concerns;

•	the introduction of constitutional or statutory limits on a tax-exempt issuer’s ability to raise revenues or increase taxes;

•	the inability of an issuer to pay interest on or repay principal or securities in which the funds invest during recessionary periods; and

•	economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

More information about state specific risks may be available from official state resources.

Statement of Additional Information – Sept. 29, 2011	B-1

Appendix C

Proxy Voting Policy

Proxy Voting Guidelines

As Amended and Restated – Effective
January 24, 2011

Set forth on the following pages are guidelines adopted and used by the Funds listed on the cover page of the Statement of Additional Information to which these Guidelines are appended. These Funds are governed by the same Board of Trustees (the “Board”, “We”, “Us” or “Our”) and guide the Board in voting proxies on behalf of the Funds (the “Guidelines”). The Guidelines are organized by issue and present certain factors that may be considered in making proxy voting determinations. The Board may, in exercising its fiduciary discretion, determine to vote any proxy in a manner contrary to these Guidelines.

Funds Proxy Voting Guidelines	C-1

Directors, Boards, Committees

Elect Directors

In a routine election of directors, the Board generally votes FOR the slate nominated by the nominating committee of independent directors, who are in the best position to know what qualifications are needed for each director to contribute to an effective board. The Board generally will WITHHOLD support from a nominee who fails to meet one or more of the following criteria:

Independence – A nominee who is deemed an affiliate of the company by virtue of a material business, familial or other relationship with the company but is otherwise not an employee.

Attendance – A nominee who failed to attend at least 75% of the board’s meetings.

Over Boarding – A nominee who serves on more than four other public company boards or an employee director nominee who serves on more than two other public company boards.

Committee Membership – A nominee who has been assigned to the audit, compensation, nominating, or governance committee if that nominee is not independent of management, or if the nominee does not meet the specific independence and experience requirements for audit committees or the independence requirements for compensation committees.

Audit Committee Chair – A nominee who serves as audit committee chair where the committee failed to put forth shareholder proposals for ratification of auditors.

Board Independence  – A nominee of a company whose board as proposed to be constituted would have more than one-third of its members from management.

Interlocking Directorship – A nominee who is an executive officer of another company on whose board one of the company’s executive officers sits.

Poor Governance – A nominee involved with options backdating, financial restatements or material weakness in controls, approving egregious compensation, or who has consistently disregarded the interests of shareholders.

The Board will vote on a CASE-BY-CASE basis on any director nominee who meets the aforementioned criteria but whose candidacy has otherwise been identified by the third party research provider as needing further consideration for any reason not identified above.

In the case of contested elections, the Board will vote on a CASE-BY-CASE basis, taking into consideration the above criteria and other factors such as the background of the proxy contest, the performance of the company, current board and management, and qualifications of nominees on both slates.

Shareholder Nominations for Director

The Board will vote on a CASE-BY-CASE basis for shareholder-nominated candidates for director, taking into account various factors including, but not limited to: company performance, the circumstances compelling the nomination by the shareholder, composition of the incumbent board, and the criteria listed above the Board uses to evaluate nominees.

Shareholder Nominations for Director – Special Criteria

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on the view that board nominating committees are responsible for establishing and implementing policies regarding the composition of the board and are therefore in the best position to make determinations with respect to special nominating criteria.

Director Independence and Committees

The Board generally will vote FOR proposals that require all members of a board’s key committees (audit, compensation, nominating or governance) be independent from management.

Independent Board Chair / Lead Director

The Board generally will vote FOR proposals supporting an independent board chair or lead director and FOR the separation of the board chair and CEO roles, as independent board leaders foster the effectiveness of the independent directors and ensure appropriate oversight of management.

Funds Proxy Voting Guidelines	C-2

Removal of Directors

The Board generally will vote FOR proposals that amend governing documents to grant or restore shareholder ability to remove directors with cause, and AGAINST proposals that provide directors may be removed only by supermajority vote. The Board will vote on a CASE-BY-CASE basis on proposals calling for removal of specific directors.

Board Vacancies

The Board generally votes in accordance with recommendations made by its third party research provider in the case of vacancies filled by continuing directors, taking into account factors including whether the proposal is in connection with a proxy contest or takeover situation.

Cumulative Voting

In the absence of proxy access rights or majority voting, the Board generally will vote FOR the restoration or provision for cumulative voting and AGAINST its elimination.

Majority Voting

The Board generally will vote FOR amendments to governing documents that provide that nominees standing for election to the board must receive a majority of votes cast in order to be elected to the board.

Number of Directors

The Board generally will vote FOR amendments to governing documents that provide directors the authority to adjust the size of the board to adapt to needs that may arise.

Term Limits

The Board generally will vote AGAINST proposals seeking to establish a limit on director terms or mandatory retirement.

General Corporate Governance

Right to Call a Special Meeting

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption, considering factors such as proposed ownership threshold, company size, and shareholder ownership, but will not support proposals allowing for investors with less than 10% ownership to call a special meeting.

Eliminate or Restrict Right to Call Special Meeting

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to call special meetings.

Lead Independent Director Right to Call Special Meeting

The Board will generally vote FOR governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

Adjourn Meeting

The Board will vote on a CASE-BY-CASE basis on adjournment proposals and generally in the same direction as the primary proposal (i.e., if supporting the primary proposal, favor adjournment; if not supporting the primary proposal, oppose adjournment).

Other Business

The Board generally will vote AGAINST proposals seeking to give management the authority to conduct or vote on other business at shareholder meetings on the grounds that shareholders not present at the meeting would be unfairly excluded from such deliberations.

Funds Proxy Voting Guidelines	C-3

Eliminate or Restrict Action by Written Consent

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to act by written consent since it may be appropriate to take such action in some instances.

Vote Unmarked Proxies

The Board generally will vote FOR proposals prohibiting voting of unmarked proxies in favor of management.

Proxy Contest Advance Notice

The Board generally will vote AGAINST proposals to amend governing documents that require advance notice for shareholder proposals or director nominees beyond notice that allows for sufficient time for company response, SEC review, and analysis by other shareholders.

Minimum Stock Ownership

The Board will vote on a CASE-BY-CASE basis on proposals regarding minimum stock ownership levels.

Director and Officer Indemnification

The Board will generally vote FOR the provision of a maximum dollar amount that can be obtained through the course of legal action from a director or officer who acts in good faith and does not benefit from a transaction.

Confidential Voting

The Board generally will vote FOR actions that ensure all proxies, ballots, and voting tabulations which identify shareholders be kept confidential, except where disclosure is mandated by law. The Board supports the proposal to minimize pressure on shareholders, particularly employee shareholders.

Miscellaneous Governing Document Amendments

The Board generally will vote FOR bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

Change Company Name

The Board will generally vote FOR routine business matters such as changing the company’s name.

Approve Minutes

The Board will generally vote FOR routine procedural matters such as approving the minutes of a prior meeting.

Change Date/Time/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Approve Annual, Financial and Statutory Reports

The Board generally will vote FOR proposals to approve the annual reports and accounts, financial and statutory reports, provided companies required to comply with U.S. securities laws have included the certifications required by the Sarbanes Oxley Act of 2002.

Compensation

Approve or Amend Omnibus Equity Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption or amendments to omnibus (general) equity compensation plans for employees or non-employee directors if they are reasonable and consistent with industry and country standards, and AGAINST compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features.

Funds Proxy Voting Guidelines	C-4

Approve or Amend Stock Option Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including cost, size, and pattern of grants in comparison to peer groups, history of repricing, and grants to senior executives and non-employee directors.

Approve or Amend Employee Stock Purchase Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including the plan’s cost to shareholders, whether those costs are in line with the company’s peer’s plans, and whether the plan requires shareholder approval within five years.

Approve or Amend Performance-Based 162(m) Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors that consider the goal of the plan and in particular the linkage between potential payments to senior executives and the attainment of preset performance-based metrics.

Approve or Amend Restricted Stock Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which considers such factors as the balance of all equity grants and awards, the term and other restrictions in place for restricted stock.

Stock Option Repricing or Exchanges

The Board generally votes in accordance with recommendations made by its third party research provider on matters relating to the repricing of stock options, which are typically based on factors such as whether the amending terms lead to a reduction in shareholder rights, allow the plan to be amended without shareholder approval, or change the terms to the detriment of employee incentives such as excluding a certain class or group of employees. The Board generally will vote FOR proposals to put stock option repricings to a shareholder vote.

Performance-Based Stock Options

The Board will vote on a CASE-BY-CASE basis regarding proposals urging that stock options be performance-based rather than tied to the vagaries of the stock market.

Ban Future Stock Option Grants

The Board generally will vote AGAINST proposals seeking to ban or eliminate stock options in equity compensation plans as such an action would preclude the company from offering a balanced compensation program.

Require Stock Retention Period

The Board generally will vote FOR proposals requiring senior executives to hold stock obtained by way of a stock option plan for a minimum of three years.

Require Approval of Extraordinary Benefits

The Board generally will vote FOR proposals specifying that companies disclose any extraordinary benefits paid or payable to current or retired senior executives and generally will vote AGAINST proposals requiring shareholder approval of any such extraordinary benefits.

Pay for Performance

The Board will vote on a CASE-BY-CASE basis regarding proposals seeking to align executive compensation with shareholders’ interests.

Say on Pay

The Board generally votes in accordance with recommendations made by its third party research provider on these proposals, taking into consideration the nature of the proposal, whether the proposal seeks any change in compensation policy, and an analysis of the Compensation Discussion and Analysis disclosure and pay for performance practices of the company.

Funds Proxy Voting Guidelines	C-5

Executive Severance Agreements

The Board generally votes in accordance with recommendations made by its third party research provider on these proposals regarding approval of specific executive severance arrangements in the event of change in control of a company or due to other circumstances.

Approve or Amend Deferred Compensation Plans for Directors

The Board generally will vote FOR approval or amendments to deferred compensation plans for non-employee directors, so that they may defer compensation earned until retirement.

Set Director Compensation

The Board generally will vote AGAINST proposals that seek to limit director compensation or mandate that compensation be paid solely in shares of stock.

Director Retirement Plans

The Board will generally vote AGAINST the adoption or amendment of director retirement plans on the basis that directors should be appropriately compensated while serving and should not view service on a board as a long-term continuing relationship with a company.

Business Entity and Capitalization

Common or Preferred Stock – Increase in Authorized Shares or Classes

The Board will vote on a CASE-BY-CASE basis regarding proposals to increase authorized shares of common stock or to add a class of common stock, taking into consideration the company’s capital goals that may include stock splits, stock dividends, or financing for acquisitions or general operations. With respect to proposals seeking to increase authorized shares of preferred stock, to add a class of preferred stock, to authorize the directors to set the terms of the preferred stock or to amend the number of votes per share of preferred stock, The Board will vote on a CASE-BY-CASE basis on the grounds that such actions may be connected to a shareholder rights’ plan that the Board also will consider on a CASE-BY-CASE basis.

Common or Preferred Stock – Decrease in Authorized Shares or Classes

The Board generally will vote FOR proposals seeking to decrease authorized shares of common or preferred stock or the elimination of a class of common or preferred stock.

Common Stock – Change in Par Value

The Board generally will vote FOR proposals to change the par value of the common stock, provided that the changes do not cause a diminution in shareholder rights.

Authorize Share Repurchase Program

The Board generally will vote FOR proposals to institute or renew open market share repurchase plans in which all shareholders may participate on equal terms.

Stock Splits

The Board generally will vote FOR stock split proposals on the grounds that they intended to encourage stock ownership of a company.

Private Placements, Conversion of Securities, Issuance of Warrants or Convertible Debentures

The Board will generally vote FOR the issuance of shares for private placements, the conversion of securities from one class to another, and the issuance of warrants or convertible debentures on the grounds that such issuances may be necessary and beneficial for the financial health of the company and may be a low cost source of equity capital. The Board will generally vote AGAINST any such issuance or related action if the proposal would in any way result in new equity holders having superior voting rights, would result in warrants or debentures, when exercised, holding in excess of 20 percent of the currently outstanding voting rights, or if the proposal would in any way diminish the rights of existing shareholders.

Funds Proxy Voting Guidelines	C-6

Issuance of Equity or Equity-Linked Securities without Subscription Rights (Preemptive Rights)

The Board generally will vote FOR proposals that seek shareholder approval of the issuance of equity, convertible bonds or other equity-linked debt instruments, or to issue shares to satisfy the exercise of such securities that are free of subscription (preemptive) rights on the grounds that companies must retain the ability to issue such securities for purposes of raising capital. The Board generally will vote AGAINST any proposal where dilution exceeds 20 percent of the company’s outstanding capital.

Recapitalization

The Board generally will vote FOR recapitalization plans that combine two or more classes of stock into one class, or that authorize the company to issue new common or preferred stock for such plans. The Board generally will vote AGAINST recapitalization plans that would result in the diminution of rights for existing shareholders.

Merger Agreement

The Board will vote on a CASE-BY-CASE basis on proposals seeking approval of a merger or merger agreement and all proposals related to such primary proposals, taking into consideration the particular facts and circumstances of the proposed merger and its potential benefits to existing shareholders.

Going Private

The Board will vote on a CASE-BY-CASE basis on proposals that allow listed companies to de-list and terminate registration of their common stock, taking into consideration the cash-out value to shareholders, and weighing the value in continuing as a publicly traded entity.

Reincorporation

The Board will vote on a CASE-BY-CASE basis on reincorporation proposals, taking into consideration whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights. The Board will generally vote AGAINST the proposal unless the long-term business reasons for doing so are valid. The Board will generally vote FOR proposals to consider reincorporating in the United States if a company left the country for the purpose of avoiding taxes.

Bundled Proposals

The Board generally votes in accordance with recommendations made by its third party research provider on “bundled” or otherwise conditioned proposals, which are determined depending on the overall economic effects to shareholders.

Defense Mechanisms

Shareholder Rights’ Plan (Poison Pill)

The Board will vote on a CASE-BY-CASE basis regarding management proposals seeking ratification of a shareholder rights’ plan, including a net operating loss (NOL) shareholder rights’ plan, or stockholder proposals seeking modification or elimination of any existing shareholder rights’ plan.

Supermajority Voting

The Board generally will vote FOR the elimination or material diminution of provisions in company governing documents that require the affirmative vote of a supermajority of shareholders for approval of certain actions, and generally will vote AGAINST the adoption of any supermajority voting clause.

Control Share Acquisition Provisions

The Board generally will vote FOR proposals to opt out of control share acquisition statutes and will generally vote AGAINST proposals seeking approval of control share acquisition provisions in company governing documents on the grounds that such provisions may harm long-term share value by effectively entrenching management. The ability to buy shares should not be constrained by requirements to secure approval of the purchase from other shareholders.

Funds Proxy Voting Guidelines	C-7

Anti-Greenmail

The Board generally will vote FOR proposals to adopt anti-greenmail governing document amendments or to otherwise restrict a company’s ability to make greenmail payments.

Classification of Board of Directors

The Board generally will vote FOR proposals to declassify a board and AGAINST proposals to classify a board, absent special circumstances that would indicate that shareholder interests are better served by voting to the contrary.

Auditors

Ratify or Appoint Auditors

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR ratification or appointment except in situations where there are questions about the relative qualification of the auditors, conflicts of interest, auditor involvement in significant financial restatements, option backdating, material weaknesses in controls, attempts to limit auditor liability or situations where independence has been compromised.

Prohibit or Limit Auditor’s Non-Audit Services

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes AGAINST these proposals since it may be necessary or appropriate for auditors to provide a service related to the business of a company and that service will not compromise the auditors’ independence. In addition, Sarbanes-Oxley legislation spells out the types of services that need pre-approval or would compromise independence.

Indemnification of External Auditor

The Board will generally vote AGAINST proposals to indemnify external auditors on the grounds that indemnification agreements may limit pursuit of legitimate legal recourse against the audit firm.

Indemnification of Internal Auditor

The Board will generally vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

Social and Environmental

Disclose Social Agenda

The Board generally will ABSTAIN from voting on proposals that seek disclosure, often in the form of a report, on items such as military contracts or sales, environmental or conservation initiatives, business relationships with foreign countries, or animal welfare for the following reasons: a) our clients are likely to have different views of what is a socially responsible policy, b) whether social responsibility issues other than those mandated by law should be the subject of corporate policy, or c) because the impact of such disclosure on share value can rarely be anticipated with any degree of confidence.

Socially Responsible Investing

The Board generally will ABSTAIN from voting on proposals that seek to have a company take a position on social or environmental issues, for the reasons cited under ‘Disclose Social Agenda’ above.

Prohibit or Disclose Contributions and Lobbying Expenses

The Board generally votes in accordance with recommendations made by its third party research provider, which typically considers the proposal in the context of the company’s current disclosures, Federal and state laws, and whether the proposal is in shareholders’ best interests.

Disclose Prior Government Service

The Board generally will ABSTAIN from voting on proposals seeking the company to furnish a list of high-ranking employees who served in any governmental capacity over the last five years.

Funds Proxy Voting Guidelines	C-8

Change in Operations or Products Manufactured or Sold

The Board generally will ABSTAIN from voting on proposals seeking to change the way a company operates (e.g., protect human rights, sexual orientation, stop selling tobacco products, move manufacturing operations to another country, etc.) .

Executive Compensation Report

The Board generally will vote AGAINST proposals seeking companies to issue a report on linkages between executive compensation and financial, environmental and social performance on the grounds that executive compensation is a business matter for the company’s board to consider.

Pay Equity

The Board will generally vote AGAINST proposals seeking a cap on the total pay and other compensation of its executive officers to no more than a specified multiple of the pay of the average employee of the company.

Foreign Issues

Foreign Issues- Directors, Boards, Committees

Approve Discharge of Management (Supervisory) Board

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR approval of the board, based on factors including whether there is an unresolved investigation or whether the board has participated in wrongdoing. This is a standard request in Germany and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and intends to take legal action.

Announce Vacancies on Management (Supervisory) Board

The Board generally will vote FOR proposals requesting shareholder approval to announce vacancies on the board, as is required under Dutch law.

Approve Director Fees

The Board generally votes in accordance with recommendations made by its third party research provider on proposals seeking approval of director fees.

Foreign Issues- General Corporate Governance

Digitalization of Certificates

The Board generally will vote FOR proposals seeking shareholder approval to amend a company’s articles of incorporation to eliminate references to share certificates and beneficial owners, and to make other related changes to bring the articles in line with recent regulatory changes for Japanese companies.

Authorize Filing of Required Documents and Other Formalities

The Board generally will vote FOR proposals requesting shareholders authorize the holder of a copy of the minutes of the general assembly to accomplish any formalities required by law, as is required in France.

Propose Publications Media

The Board generally will vote FOR proposals requesting shareholders approve the designation of a newspaper as the medium to publish the company’s meeting notice, as is common in Chile and other countries.

Clarify Articles of Association or Incorporation

The Board generally will vote FOR proposals seeking shareholder approval of routine housekeeping of the company’s articles, including clarifying items and deleting obsolete items.

Funds Proxy Voting Guidelines	C-9

Update Articles of Association or Incorporation with Proxy Results

The Board generally will vote FOR proposals requesting shareholders approve changes to the company’s articles of association or incorporation to reflect the results of a proxy vote by shareholders, which is a routine proposal in certain country’s proxies.

Conform Articles of Association or Incorporation to Law or Stock Exchange

The Board generally will vote FOR proposals requesting shareholder approval to amend the articles of association or incorporation to conform to new requirements in local or national law or rules established by a stock exchange on which its stock is listed.

Authorize Board to Ratify and Execute Approved Resolutions

The Board generally will vote FOR proposals requesting shareholder approval to authorize the board to ratify and execute any resolutions approved at the meeting.

Prepare and Approve List of Shareholders

The Board generally votes FOR proposals requesting shareholder approval for the preparation and approval of the list of shareholders entitled to vote at the meeting, which is a routine formality in European countries.

Authorize Company to Engage in Transactions with Related Parties

The Board generally will vote FOR proposals requesting shareholder approval for the company, its subsidiaries, and target associated companies to enter into certain transactions with persons who are considered “interested parties” as defined in Chapter 9A of the Listing Manual of the Stock Exchange of Singapore (SES), as the SES related-party transaction rules are fairly comprehensive and provide shareholders with substantial protection against insider trading abuses.

Amend Articles to Lower Quorum Requirement for Special Business

The Board generally will vote on a CASE-BY-CASE basis on proposals seeking to amend the articles to lower the quorum requirement to one-third for special business resolutions at a shareholder meeting, which is common when certain material transactions such as mergers or acquisitions are to be considered by shareholders.

Change Date/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Elect Chairman of the Meeting

The Board generally will vote FOR proposals requesting shareholder approval to elect the chairman of the meeting, which is a routine meeting formality in certain European countries.

Authorize New Product Lines

The Board generally will vote FOR proposals requesting shareholder approval to amend the company’s articles to allow the company to expand into new lines of business.

Approve Financial Statements, Directors’ Reports and Auditors’ Reports

The Board generally will vote FOR proposals that request shareholder approval of the financial statements, directors’ reports, and auditors’ reports.

Foreign Issues- Compensation

Approve Retirement Bonuses for Directors/Statutory Auditors

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of retirement bonuses to retiring directors and/or statutory auditors, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Funds Proxy Voting Guidelines	C-10

Approve Payment to Deceased Director’s/Statutory Auditor’s Family

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of a retirement bonus to the family of a deceased director or statutory auditor, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Foreign Issues- Business Entity, Capitalization

Set or Approve the Dividend

The Board generally will vote FOR proposals requesting shareholders approve the dividend rate set by management.

Approve Allocation of Income and Dividends

The Board generally will vote FOR proposals requesting shareholders approve a board’s allocation of income for the current fiscal year, as well as the dividend rate.

Approve Scrip (Stock) Dividend Alternative

The Board generally will vote FOR proposals requesting shareholders authorize dividend payments in the form of either cash or shares at the discretion of each shareholder, provided the options are financially equal. The Board generally will vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Authorize Issuance of Equity or Equity-Linked Securities

The Board generally will vote FOR proposals requesting shareholder approval to permit the board to authorize the company to issue convertible bonds or other equity-linked debt instruments or to issue shares to satisfy the exercise of such securities.

Authorize Issuance of Bonds

The Board generally will vote FOR proposals requesting shareholder approval granting the authority to the board to issue bonds or subordinated bonds.

Authorize Capitalization of Reserves for Bonus Issue or Increase in Par Value

The Board generally will vote FOR proposals requesting shareholder approval to increase authorized stock by capitalizing various reserves or retained earnings, which allows shareholders to receive either new shares or a boost in the par value of their shares at no cost.

Increase Issued Capital for Rights Issue

The Board generally will vote FOR proposals requesting shareholder approval to increase to issued capital in order to offer a rights issue to current registered shareholders, which provides shareholders the option of purchasing additional shares of the company’s stock, often at a discount to market value, and the company will use the proceeds from the issue to provide additional financing.

Board Authority to Repurchase Shares

The Board generally will vote FOR proposals requesting that a board be given the authority to repurchase shares of the company on the open market, with such authority continuing until the next annual meeting.

Authorize Reissuance of Repurchased Shares

The Board generally will vote FOR proposals requesting shareholder approval to reissue shares of the company’s stock that had been repurchased by the company at an earlier date.

Approve Payment of Corporate Income Tax

The Board generally will vote FOR proposals seeking approval for the use by a company of its reserves in order to pay corporate taxes, which is common practice in Europe.

Funds Proxy Voting Guidelines	C-11

Cancel Pre-Approved Capital Issuance Authority

The Board generally will vote FOR proposals requesting shareholders cancel a previously approved authority to issue capital, which may be necessary in Denmark as companies there do not have authorized but unissued capital that they may issue as needed like their counterparts in other countries.

Allotment of Unissued Shares

The Board generally will vote FOR proposals requesting that shareholders give the board the authority to allot or issue unissued shares.

Authority to Allot Shares for Cash

The Board generally will vote FOR proposals requesting that shareholders give the board the ability to allot a set number of authorized but unissued shares for the purpose of employee share schemes and to allot equity securities for cash to persons other than existing shareholders up to a limited aggregate nominal amount (a percentage of the issued share capital of the company).

Foreign Issues- Defense Mechanisms

Authorize Board to Use All Outstanding Capital

The Board will vote on a CASE-BY-CASE basis on proposals requesting shareholders authorize the board, for one year, to use all outstanding capital authorizations in the event that a hostile public tender or exchange offer is made for the company, which is a common anti-takeover measure in France similar to the way U.S. companies use preferred stock.

Foreign Issues- Auditors

Approve Special Auditors’ Report

The Board generally will vote FOR proposals that present shareholders of French companies, as required by French law, with a special auditor’s report that confirms the presence or absence of any outstanding related party transactions. At a minimum, such transactions (with directors or similar parties) must be previously authorized by the board. This part of the French commercial code provides shareholders with a mechanism to ensure an annual review of any outstanding related party transactions.

Appoint Statutory Auditor

The Board generally will vote FOR proposals requesting shareholder approval to appoint the internal statutory auditor, designated as independent internal auditor as required by the revised Japanese Commercial Code.

Foreign Issues- Social and Environmental

Authorize Company to Make EU Political Organization Donations

The Board generally will ABSTAIN from voting on proposals that seek authorization for the company to make EU political organization donations and to incur EU political expenditures.

Funds Proxy Voting Guidelines	C-12

Appendix D

Class A – Calculation of the Sales Charge
Sales charges are determined as shown in the following table. The table is organized by investment category. You can find your fund’s investment category in Table 1.

	Sales charge(a) as a percentage of:
		Public offering	Net amount
Fund category	Total market value	price(b)	invested
	$0 – $49,999	5.75%	6.10%

	$50,000 – $99,999	4.50%	4.71%

	$100,000 – $249,999	3.50%	3.63%

Balanced, Equity, Fund-of-funds – equity	$250,000 – $499,999	2.50%	2.56%

	$500,000 – $999,999	2.00%	2.04%

	$1,000,000 or more(c),(d)	0.00%	0.00%

	$0 – $49,999	4.75%	4.99%

	$50,000 – $99,999	4.25%	4.44%

Fund-of-funds – fixed income, State tax-exempt fixed income, Taxable fixed income, Tax-exempt fixed income	$100,000 – $249,999	3.50%	3.63%

	$250,000 – $499,999	2.50%	2.56%

	$500,000 – $999,999	2.00%	2.04%

	$1,000,000 or more(c),(d)	0.00%	0.00%

For Columbia Absolute Return Currency and Income Fund, Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund, Columbia Limited Duration Credit Fund, RiverSource Intermediate Tax-Exempt Fund and RiverSource Short Duration U.S. Government Fund	$0 – $99,999	3.00%	3.09%

	$100,000 – $249,999	2.50%	2.56%

	$250,000 – $499,999	2.00%	2.04%

	$500,000 – $999,999	1.50%	1.52%

	$1,000,000 or more(c),(d)	0.00%	0.00%

(a)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(b)	Purchase price includes the sales charge.

(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

Statement of Additional Information – Sept. 29, 2011	D-1

Appendix E

Legacy Columbia Funds

Legacy Columbia funds are funds that were branded Columbia or Columbia Acorn prior to Sept. 27, 2010.

Columbiasm Acorn® Fund
Columbiasm Acorn International®
Columbiasm Acorn International Select®
Columbiasm Acorn Select®
Columbiasm Acorn USA®
Columbia Balanced Fund
Columbia Bond Fund
Columbia California Intermediate Municipal Bond Fund
Columbia California Tax-Exempt Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Contrarian Core Fund
Columbia Convertible Securities Fund
Columbia Corporate Income Fund (formerly known as Columbia Income Fund)
Columbia Dividend Income Fund
Columbia Emerging Markets Fund
Columbia Energy and Natural Resources Fund
Columbia Georgia Intermediate Municipal Bond Fund
Columbia Global Value Fund
Columbia Greater China Fund
Columbia High Yield Municipal Fund
Columbia High Yield Opportunity Fund
Columbia Intermediate Bond Fund
Columbia Intermediate Municipal Bond Fund
Columbia International Bond Fund
Columbia International Value Fund
Columbia Large Cap Core Fund
Columbia Large Cap Enhanced Core Fund
Columbia Large Cap Growth Fund
Columbia Large Cap Index Fund
Columbia Large Cap Value Fund
Columbia LifeGoal® Balanced Growth Portfolio
Columbia LifeGoal® Growth Portfolio
Columbia LifeGoal® Income and Growth Portfolio
Columbia LifeGoal® Income Portfolio
Columbia Marsico 21st Century Fund
Columbia Marsico Focused Equities Fund
Columbia Marsico Global Fund
Columbia Marsico Growth Fund
Columbia Marsico International Opportunities Fund
Columbia Maryland Intermediate Municipal Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia Masters International Equity Portfolio
Columbia Mid Cap Growth Fund
Columbia Mid Cap Index Fund
Columbia Mid Cap Value Fund
Columbia Multi-Advisor International Equity Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia New York Tax-Exempt Fund
Columbia North Carolina Intermediate Municipal Bond Fund
Columbia Oregon Intermediate Municipal Bond Fund
Columbia Overseas Value Fund
Columbia Pacific/Asia Fund
Columbia Real Estate Equity Fund
Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia Select Large Cap Growth Fund
Columbia Select Small Cap Fund
Columbia Short Term Bond Fund
Columbia Short Term Municipal Bond Fund
Columbia Small Cap Core Fund
Columbia Small Cap Growth Fund I
Columbia Small Cap Growth Fund II
Columbia Small Cap Index Fund
Columbia Small Cap Value Fund I
Columbia Small Cap Value Fund II
Columbia South Carolina Intermediate Municipal Bond Fund
Columbia Strategic Income Fund
Columbia Strategic Investor Fund
Columbia Tax-Exempt Fund
Columbia Technology Fund
Columbiasm Thermostat Fund®
Columbia U.S. Treasury Index Fund
Columbia Value and Restructuring Fund
Columbia Virginia Intermediate Municipal Bond Fund
Columbia World Equity Fund

Statement of Additional Information – Sept. 29, 2011	E-1

Appendix F

Legacy RiverSource Funds

Legacy RiverSource funds include RiverSource, Seligman and Threadneedle funds, funds renamed effective Sept. 27, 2010 to bear the Columbia brand, and certain other funds. Prior fund names are noted in parenthesis.

Columbia 120/20 Contrarian Equity Fund (formerly known as RiverSource 120/20 Contrarian Equity Fund)
Columbia Absolute Return Currency and Income Fund (formerly known as RiverSource Absolute Return Currency and Income Fund)
Columbia AMT-Free Tax-Exempt Bond Fund (formerly known as RiverSource Tax-Exempt Bond Fund)
Columbia Asia Pacific ex-Japan Fund (formerly known as Threadneedle Asia Pacific Fund)
Columbia Diversified Bond Fund (formerly known as RiverSource Diversified Bond Fund)
Columbia Diversified Equity Income Fund (formerly known as RiverSource Diversified Equity Income Fund)
Columbia Dividend Opportunity Fund (formerly known as RiverSource Dividend Opportunity Fund)
Columbia Emerging Markets Bond Fund (formerly known as RiverSource Emerging Markets Bond Fund)
Columbia Emerging Markets Opportunity Fund (formerly known as Threadneedle Emerging Markets Fund)
Columbia Equity Value Fund (formerly known as RiverSource Equity Value Fund)
Columbia European Equity Fund (formerly known as Threadneedle European Equity Fund)
Columbia Floating Rate Fund (formerly known as RiverSource Floating Rate Fund)
Columbia Frontier Fund, Inc. (formerly known as Seligman Frontier Fund, Inc.)
Columbia Global Bond Fund (formerly known as RiverSource Global Bond Fund)
Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund)
Columbia Global Extended Alpha Fund (RiverSource Global Extended Alpha Fund)
Columbia Government Money Market Fund, Inc. (formerly known as RiverSource Government Money Market Fund, Inc.)
Columbia High Yield Bond Fund (formerly known as RiverSource High Yield Bond Fund)
Columbia Income Builder Fund (formerly known as RiverSource Income Builder Basic Income Fund)
Columbia Income Opportunities Fund (formerly known as RiverSource Income Opportunities Fund)
Columbia Inflation Protected Securities Fund (formerly known as RiverSource Inflation Protected Securities Fund)
Columbia Large Core Quantitative Fund (formerly known as RiverSource Disciplined Equity Fund)
Columbia Large Growth Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Growth Fund)
Columbia Large Value Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Value Fund)
Columbia Limited Duration Credit Fund (formerly known as RiverSource Limited Duration Bond Fund)
Columbia Marsico Flexible Capital Fund
Columbia Mid Cap Growth Opportunity Fund (formerly known as RiverSource Mid Cap Growth Fund)
Columbia Mid Cap Value Opportunity Fund (formerly known as RiverSource Mid Cap Value Fund)
Columbia Minnesota Tax-Exempt Fund (formerly known as RiverSource Minnesota Tax-Exempt Fund)
Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund)
Columbia Multi-Advisor International Value Fund (formerly known as RiverSource Partners International Select Value Fund)
Columbia Multi-Advisor Small Cap Value Fund (formerly known as RiverSource Partners Small Cap Value Fund)
Columbia Portfolio Builder Aggressive Fund (formerly known as RiverSource Portfolio Builder Aggressive Fund)
Columbia Portfolio Builder Conservative Fund (formerly known as RiverSource Portfolio Builder Conservative Fund)
Columbia Portfolio Builder Moderate Aggressive Fund (formerly known as RiverSource Portfolio Builder Moderate Aggressive Fund)
Columbia Portfolio Builder Moderate Conservative Fund (formerly known as RiverSource Portfolio Builder Moderate Conservative Fund)
Columbia Portfolio Builder Moderate Fund (formerly known as RiverSource Portfolio Builder Moderate Fund)
Columbia Recovery and Infrastructure Fund (formerly known as RiverSource Recovery and Infrastructure Fund)
Columbia Retirement Plus 2010 Fund (formerly known as RiverSource Retirement Plus 2010 Fund)
Columbia Retirement Plus 2015 Fund (formerly known as RiverSource Retirement Plus 2015 Fund)
Columbia Retirement Plus 2020 Fund (formerly known as RiverSource Retirement Plus 2020 Fund)
Columbia Retirement Plus 2025 Fund (formerly known as RiverSource Retirement Plus 2025 Fund)
Columbia Retirement Plus 2030 Fund (formerly known as RiverSource Retirement Plus 2030 Fund)
Columbia Retirement Plus 2035 Fund (formerly known as RiverSource Retirement Plus 2035 Fund)
Columbia Retirement Plus 2040 Fund (formerly known as RiverSource Retirement Plus 2040 Fund)
Columbia Retirement Plus 2045 Fund (formerly known as RiverSource Retirement Plus 2045 Fund)
Columbia Select Large-Cap Value Fund (formerly known as Seligman Large-Cap Value Fund)
Columbia Select Smaller-Cap Value Fund (formerly known as Seligman Smaller-Cap Value Fund)

Statement of Additional Information – Sept. 29, 2011	F-1

Columbia Seligman Communications and Information Fund, Inc. (formerly known as Seligman Communications and Information Fund, Inc.)
Columbia Seligman Global Technology Fund (formerly known as Seligman Global Technology Fund)
Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund)
Columbia Strategic Allocation Fund (formerly known as RiverSource Strategic Allocation Fund)
Columbia U.S. Government Mortgage Fund (formerly known as RiverSource U.S. Government Mortgage Fund)

S-6500 DC (9/11)

Statement of Additional Information – Sept. 29, 2011	F-2

Portfolio of Investments
Columbia Floating Rate Fund
July 31, 2011
(Percentages represent value of investments compared to net assets)

	Weighted
	Average	Principal
Borrower	Coupon	Amount	Value

Senior Loans 85.1%

Aerospace & Defense 0.5%
Huntington Ingalls Industries, Inc. Term Loan(a)(b)
03/30/16	2.728%	$1,259,062	$1,249,619
Spirit Aerosystems, Inc. Tranche B2 Term Loan(a)(b)
09/30/16	3.437%	961,662	964,922
TASC, Inc. Tranche B Term Loan(a)(b)
12/18/15	4.500%	698,760	697,307

Total			2,911,848

Airlines 1.3%
Delta Air Lines, Inc. Term Loan(a)(b)
04/20/17	5.500%	3,600,000	3,552,768
U.S. Airways Group, Inc. Term Loan(a)(b)
03/21/14	2.687%	2,023,500	1,828,415
United Air Lines, Inc. Tranche B Term Loan(a)(b)
02/01/14	2.188%	2,791,178	2,664,709

Total			8,045,892

Automotive 2.4%
Allison Transmission, Inc. Term Loan(a)(b)
08/07/14	2.940%	3,003,412	2,933,342
Chrysler Group LLC Tranche B Term Loan(a)(b)
05/24/17	6.000%	2,275,000	2,212,733
Ford Motor Co. Tranche B1 Term Loan(a)(b)
12/15/13	2.940%	899,166	897,998
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan(a)(b)
04/30/14	1.940%	4,220,000	4,062,425
Plastech Engineered Products, Inc. 1st Lien Term Loan(a)(b)(c)(d)
02/13/13	0.000%	237,286	35,593
Rally Parts LLC Tranche B Term Loan(a)(b)
11/29/13	7.750%	1,189,433	1,146,316
Tenneco, Inc. Tranche B Term Loan(a)(b)
06/03/16	4.996%	445,500	446,520
UCI International, Inc. Term Loan(a)(b)
07/26/17	5.500%	2,288,500	2,294,221
Veyance Technologies, Inc. Term Loan(a)(b)
07/31/14	2.690%	1,010,625	956,051
Veyance Technologies, Inc. Delayed Draw Term Loan(a)(b)
07/31/14	2.690%	144,750	136,934

Total			15,122,133

Brokerage 0.2%
Nuveen Investments, Inc.(a)(b) 1st Lien Term Loan
11/13/14	3.249%	461,160	452,103
05/13/17	5.749%	538,840	537,687

Total			989,790

Building Materials 1.5%
Armstrong World Industries, Inc. Tranche B1 Term Loan(a)(b)
03/10/18	4.000%	1,521,188	1,516,244
Custom Building Products, Inc. Term Loan(a)(b)
03/19/15	5.750%	601,610	602,741
Goodman Global, Inc.(a)(b) 1st Lien Term Loan
10/28/16	5.750%	2,580,500	2,590,177
2nd Lien Term Loan
10/30/17	9.000%	850,000	869,125
Potters Holdings II LP(a)(b) 1st Lien Tranche B Term Loan
05/06/17	6.000%	3,100,000	3,084,500
2nd Lien Tranche B Term Loan
11/06/17	10.250%	775,000	790,500

Total			9,453,287

Chemicals 5.0%
Ashland, Inc. Tranche B Term Loan(a)(b)(e)
TBD	TBD	2,825,000	2,828,305

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  17

Portfolio of Investments (continued)

	Weighted
	Average	Principal
Borrower	Coupon	Amount	Value

Senior Loans (continued)

Chemicals (cont.)
Celanese U.S. Holdings LLC(a)(b) Term Loan
04/02/14	1.686%	$2,997,874	$2,982,884
Tranche C Term Loan
10/31/16	3.246%	689,831	691,942
Cristal Inorganic Chemicals U.S., Inc. 1st Lien Term Loan(a)(b)
05/15/14	2.496%	903,229	897,810
Huntsman International LLC(a)(b) Tranche B Term Loan
04/19/14	1.718%	101,089	97,602
04/19/17	2.719%	275,625	266,529
Tranche C Term Loan
06/30/16	2.458%	1,559,422	1,515,883
ISP Chemco LLC Term Loan(a)(b)
06/04/14	1.688%	4,193,223	4,169,993
Millenium Chemicals 2nd Lien Term Loan(a)(b)
11/15/14	5.996%	1,100,000	1,089,693
Momentive Specialty Chemicals, Inc.(a)(b) Tranche C1B Term Loan
05/05/15	4.000%	1,752,331	1,731,303
Tranche C2B Term Loan
05/05/15	4.000%	777,436	768,107
Nalco Co.(a)(b) Tranche B1 Term Loan
10/05/17	4.500%	1,687,250	1,685,411
Tranche C1 Term Loan
05/13/16	1.996%	148,875	148,465
Norit Holding BV Term Loan(a)(b)(f)
07/10/17	7.500%	1,300,000	1,309,750
PQ Corp. 1st Lien Term Loan(a)(b)
07/30/14	3.495%	2,263,041	2,191,303
Rockwood Specialties Group, Inc. Term Loan(a)(b)
02/09/18	3.750%	2,450,000	2,458,624
Sabic Innovative Plastics Holding U.S. LP Tranche B Term Loan(a)(b)
08/29/14	2.687%	1,359,901	1,356,501
Solutia, Inc. Tranche 1 Term Loan(a)(b)
08/01/17	3.500%	1,959,559	1,961,401
Styron SARL Term Loan(a)(b)(f)
08/02/17	6.000%	2,686,500	2,684,969
Univar, Inc. Tranche B Term Loan(a)(b)
06/30/17	5.000%	927,013	924,482

Total			31,760,957

Construction Machinery 1.5%
Douglas Dynamics LLC Term Loan(a)(b)
04/18/18	5.750%	3,940,125	3,931,102
NACCO Materials Handling Group, Inc. Term Loan(a)(b)
03/21/13	2.059%	2,795,144	2,739,241
Terex Corp. Tranche B Term Loan(a)(b)(e)
TBD	TBD	3,050,000	3,058,906

Total			9,729,249

Consumer Cyclical Services 2.9%
Instant Web, Inc.(a)(b) Delayed Draw Term Loan
08/07/14	3.562%	145,565	134,284
Term Loan
08/07/14	3.562%	1,396,427	1,288,204
KAR Auction Services, Inc. Term Loan(a)(b)
05/19/17	5.000%	775,000	778,232
Live Nation Entertainment, Inc. Tranche B Term Loan(a)(b)
11/07/16	4.500%	2,030,578	2,029,319
Sabre, Inc. Term Loan(a)(b)
09/30/14	2.206%	11,125,745	9,950,644
ServiceMaster Co. (The)(a)(b) Delayed Draw Term Loan
07/24/14	2.690%	132,738	128,182
Letter of Credit
07/24/14	2.721%	2,075,000	1,943,590
Term Loan
07/24/14	2.705%	1,332,911	1,287,165
West Corp.(a)(b) Tranche B2 Term Loan
10/24/13	2.625%	82,903	82,438
Tranche B4 Term Loan
07/15/16	4.501%	573,620	573,712

The accompanying Notes to Financial Statements are an integral part of this statement.

18  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

	Weighted
	Average	Principal
Borrower	Coupon	Amount	Value

Senior Loans (continued)

Consumer Cyclical Services (cont.)
Tranche B5 Term Loan
07/15/16	4.500%	$201,633	$201,665

Total			18,397,435

Consumer Products 2.3%
Affinion Group, Inc. Tranche B Term Loan(a)(b)
10/09/16	5.000%	983,155	979,163
Amscan Holdings, Inc. Term Loan(a)(b)
12/02/17	6.750%	2,679,750	2,686,449
Fender Musical Instruments Corp.(a)(b) Delayed Draw Term Loan
06/09/14	2.440%	698,527	670,062
Term Loan
06/09/14	2.440%	1,382,627	1,326,285
Jarden Corp. Tranche B Term Loan(a)(b)
03/31/18	3.246%	1,396,500	1,398,874
NBTY, Inc. Tranche B1 Term Loan(a)(b)
10/01/17	4.250%	2,761,125	2,757,370
National Bedding Co. LLC 2nd Lien Term Loan(a)(b)
02/28/14	5.313%	1,000,000	958,750
Prestige Brands, Inc. Term Loan(a)(b)
03/24/16	4.764%	607,048	607,352
Visant Corp. Tranche B Term Loan(a)(b)
12/22/16	5.250%	1,865,625	1,851,334
Weight Watchers International, Inc.(a)(b) Tranche B Term Loan
01/26/14	1.500%	330,032	327,969
Tranche D Term Loan
06/30/16	2.500%	732,373	730,235

Total			14,293,843

Diversified Manufacturing 2.6%
Acosta, Inc. Tranche B Term Loan(a)(b)
03/01/18	4.750%	3,890,250	3,871,771
Contech Construction Products, Inc. Term Loan(a)(b)
01/31/13	5.250%	2,060,552	1,688,911
GPX International Tire Corp.(a)(b)(c)(d)(g)(h) Tranche B Term Loan
03/30/12	0.000%	274,379	—
GPX International Tire Corp.(a)(b)(g)(h) PIK Term Loan
03/30/12	0.000%	4,480	—
Generac Acquisition Corp. 1st Lien Term Loan(a)(b)
11/10/13	2.737%	2,505,720	2,479,310
IMG Worldwide, Inc. Tranche B Term Loan(a)(b)
06/16/16	5.500%	3,550,000	3,536,688
N.E.W. Holdings I LLC Term Loan(a)(b)
03/23/16	6.000%	2,672,143	2,665,462
Tomkins LLC/Inc. Tranche B1 Term Loan(a)(b)(f)
09/29/16	4.250%	1,865,625	1,865,625
WireCo WorldGroup, Inc. Term Loan(a)(b)
02/10/14	5.000%	658,694	655,124

Total			16,762,891

Electric 3.5%
Calpine Corp.(a)(b) Term Loan
04/01/18	4.500%	972,562	962,594
Tranche B2 Term Loan
04/01/18	4.500%	1,475,000	1,459,881
Covanta Energy Corp.(a)(b) Letter of Credit
02/10/14	1.646%	348,453	344,097
Term Loan
02/10/14	1.754%	677,713	669,242
Dynegy Holdings, Inc. Letter of Credit(a)(b)
04/02/13	3.940%	1,163,993	1,149,932
FirstLight Power Resources, Inc.(a)(b) 2nd Lien Term Loan
05/01/14	4.750%	1,396,000	1,305,260
Tranche B 1st Lien Term Loan
11/01/13	2.750%	883,620	865,400
GenOn Energy, Inc./Americas, Inc. Term Loan(a)(b)
09/20/17	6.000%	868,437	866,944
Great Point Power LLC Term Loan(a)(b)
03/10/17	4.250%	660,589	658,112
NRG Energy, Inc. Term Loan(a)(b)
07/01/18	4.000%	3,625,000	3,625,507

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  19

Portfolio of Investments (continued)

	Weighted
	Average	Principal
Borrower	Coupon	Amount	Value

Senior Loans (continued)

Electric (cont.)
TPF Generation Holdings LLC(a)(b) 1st Lien Synthetic Letter of Credit
12/15/13	2.246%	$226,678	$223,642
1st Lien Term Loan
12/15/13	2.246%	406,139	400,700
2nd Lien Term Loan
12/15/14	4.496%	2,525,000	2,438,721
Synthetic Revolving Term Loan
12/15/11	2.246%	70,175	69,235
Texas Competitive Electric Holdings Co. LLC Term Loan(a)(b)
10/10/14	3.686%	9,497,531	7,441,695

Total			22,480,962

Entertainment 3.3%
24 Hour Fitness Worldwide, Inc. Tranche B Term Loan(a)(b)
04/22/16	6.750%	1,930,500	1,919,863
AMC Entertainment, Inc. Tranche B2 Term Loan(a)(b)
12/15/16	3.503%	986,945	979,336
Carmike Cinemas, Inc. Term Loan(a)(b)
01/27/16	5.500%	1,514,994	1,520,205
Cedar Fair LP Tranche 1 Term Loan(a)(b)
12/15/17	4.000%	2,039,750	2,041,341
Cinemark U.S.A., Inc. Term Loan(a)(b)
04/30/16	3.469%	559,635	561,963
HIT Entertainment, Inc. 2nd Lien Term Loan(a)(b)
02/26/13	5.780%	9,167,017	8,473,807
Regal Cinemas Corp. Term Loan(a)(b)
08/23/17	3.496%	1,890,500	1,885,774
Six Flags Theme Parks, Inc. Tranche B Term Loan(a)(b)
06/30/16	5.250%	1,274,026	1,278,014
Sunshine Acquisition Ltd. Term Loan(a)(b)
06/01/12	5.523%	2,531,731	2,501,350

Total			21,161,653

Environmental 1.1%
EnviroSolutions Real Property Holdings, Inc. 2nd Lien Term Loan(a)(b)
07/29/14	8.000%	4,960,291	4,885,887
Synagro Technologies, Inc. 1st Lien Term Loan(a)(b)
04/02/14	2.190%	1,997,948	1,844,365

Total			6,730,252

Food and Beverage 5.0%
Advantage Sales & Marketing, Inc. 1st Lien Term Loan(a)(b)
12/18/17	5.250%	696,500	696,848
Aramark Corp.(a)(b) 1st Letter of Credit
01/26/14	2.067%	66,004	64,478
2nd Letter of Credit
07/26/16	3.442%	118,894	117,780
Term Loan
01/26/14	2.121%	819,333	800,390
Tranche B Term Loan
07/26/16	3.496%	1,807,869	1,790,929
Constellation Brands, Inc. Tranche B Term Loan(a)(b)
06/05/13	1.750%	520,798	519,387
Dean Foods Co. Tranche A Term Loan(a)(b)
04/02/14	3.440%	1,478,230	1,450,513
Del Monte Foods Co. Term Loan(a)(b)
03/08/18	4.500%	1,775,000	1,767,385
Dole Food Co., Inc. Tranche B2 Term Loan(a)(b)
07/08/18	5.048%	1,055,180	1,055,707
Earthbound Holdings III LLC Term Loan(a)(b)
12/21/16	5.500%	3,507,375	3,502,991
JBS U.S.A. LLC Term Loan(a)(b)
05/25/18	4.250%	1,000,000	996,250
Michael Foods Group, Inc. Tranche B Term Loan(a)(b)
02/25/18	4.250%	1,155,067	1,152,537
Pierre Foods, Inc. 1st Lien Term Loan(a)(b)
09/30/16	7.000%	3,303,794	3,329,960
Pinnacle Foods Finance LLC Term Loan(a)(b)
04/02/14	2.686%	952,070	940,389

The accompanying Notes to Financial Statements are an integral part of this statement.

20  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

	Weighted
	Average	Principal
Borrower	Coupon	Amount	Value

Senior Loans (continued)

Food and Beverage (cont.)
Solvest, Ltd. Tranche C2 Term Loan(a)(b)
07/08/18	5.060%	$2,620,802	$2,622,113
U.S. Foodservice, Inc. Term Loan(a)(b)
07/03/14	2.690%	3,965,586	3,759,891
WM. Bolthouse Farms, Inc.(a)(b) 1st Lien Term Loan
02/11/16	5.502%	1,636,398	1,635,890
2nd Lien Term Loan
08/11/16	9.500%	1,000,000	1,011,670
Windsor Quality Food Co., Ltd. Tranche B Term Loan(a)(b)
02/16/17	5.000%	4,508,175	4,499,745

Total			31,714,853

Gaming 3.7%
Caesars Entertainment Operating Co., Inc.(a)(b) Tranche B1 Term Loan
01/28/15	3.253%	1,000,000	899,530
Tranche B2 Term Loan
01/28/15	3.230%	3,000,000	2,698,590
Tranche B4 Term Loan
10/31/16	9.500%	1,992,157	2,075,090
Caesars Octavius LLC Tranche B Term Loan(a)(b)
04/25/17	9.250%	3,775,000	3,776,888
Cannery Casino Resorts LLC(a)(b) 1st Lien Delayed Draw Term Loan
05/17/13	4.437%	380,364	372,281
1st Lien Term Loan
05/17/13	4.437%	459,927	450,154
2nd Lien Term Loan
05/18/14	4.437%	1,250,000	1,159,375
Golden Nugget, Inc. 2nd Lien Term Loan(a)(b)
12/31/14	3.440%	2,025,000	1,414,969
Greenwood Racing, Inc. Term Loan(a)(b)
11/28/11	2.440%	1,521,769	1,514,799
Isle of Capri Casinos, Inc. Term Loan(a)(b)
11/01/13	4.500%	1,695,750	1,701,499
Las Vegas Sands LLC(a)(b) Tranche B Term Loan
05/23/14	1.720%	3,135,246	3,018,646
11/23/16	2.720%	1,312,074	1,265,272
Tranche I Delayed Draw Term Loan
05/23/14	1.720%	110,710	106,592
11/23/16	2.720%	296,534	285,957
Twin River Worldwide Holdings, Inc. Term Loan(a)(b)
11/05/15	8.500%	1,585,596	1,585,596
VML U.S. Finance LLC Tranche B Term Loan(a)(b)
05/27/13	4.690%	1,017,909	1,015,049

Total			23,340,287

Health Care 7.7%
AMN Healthcare, Inc.(a)(b) 2nd Lien Term Loan
09/01/16	11.750%	900,000	882,000
Tranche B Term Loan
06/23/15	7.250%	671,531	666,495
Alere, Inc. Tranche B Term Loan(a)(b)
06/30/17	4.500%	1,025,000	1,021,156
Ardent Medical Services, Inc. Term Loan(a)(b)
09/15/15	6.500%	1,802,188	1,797,682
Biomet, Inc. Term Loan(a)(b)
03/25/15	3.230%	723,575	713,778
Community Health Systems, Inc.(a)(b) Delayed Draw Term Loan
07/25/14	2.504%	382,546	369,237
Term Loan
07/25/14	2.504%	7,448,723	7,189,582
01/25/17	3.754%	826,919	806,337
ConvaTec, Inc. Term Loan(a)(b)
12/22/16	5.750%	2,810,875	2,804,438
DJO Finance LLC Term Loan(a)(b)
05/20/14	3.187%	805,770	792,926
DaVita, Inc. Tranche B Term Loan(a)(b)
10/20/16	4.500%	1,890,500	1,892,863

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  21

Portfolio of Investments (continued)

	Weighted
	Average	Principal
Borrower	Coupon	Amount	Value

Senior Loans (continued)

Health Care (cont.)
Emdeon Business Services LLC(a)(b) 1st Lien Term Loan
11/16/13	2.190%	$1,673,674	$1,664,268
2nd Lien Term Loan
05/16/14	5.190%	975,000	972,563
HCA, Inc.(a)(b) Tranche A1 Term Loan
11/16/12	1.496%	1,697,212	1,681,088
05/01/18	3.496%	8,798,659	8,597,962
Health Management Associates, Inc. Tranche B Term Loan(a)(b)
02/28/14	1.996%	1,744,768	1,701,742
MedAssets, Inc. Term Loan(a)(b)
11/16/16	5.250%	2,651,873	2,651,210
Onex Carestream Finance LP Term Loan(a)(b)
02/25/17	5.000%	4,463,812	4,136,303
Quintiles Transnational Corp. Tranche B Term Loan(a)(b)
06/08/18	5.000%	5,325,000	5,297,416
Res-Care, Inc. Tranche B Term Loan(a)(b)
12/22/16	7.250%	945,250	945,250
Select Medical Corp. Tranche B Term Loan(a)(b)
06/01/18	5.500%	1,400,000	1,368,486
Skilled Healthcare Group, Inc. Term Loan(a)(b)
04/09/16	5.250%	567,813	566,751
Vanguard Health Holding Co. II LLC Term Loan(a)(b)
01/29/16	5.000%	543,159	542,676

Total			49,062,209

Home Construction —%
Las Vegas Land Holdings LLC Term Loan(a)(b)
03/31/16	5.246%	59,549	48,533

Independent Energy 0.2%
MEG Energy Corp. Term Loan(a)(b)(f)
03/18/18	4.000%	1,050,000	1,048,908

Life Insurance 0.4%
CNO Financial Group, Inc. Tranche B1 Term Loan(a)(b)
09/30/16	6.250%	2,305,573	2,317,101

Media Cable 3.0%
Bresnan Broadband Holdings LLC Tranche B Term Loan(a)(b)
12/14/17	4.500%	870,625	869,537
Cequel Communications LLC Term Loan(a)(b)
11/05/13	2.185%	1,485,164	1,465,976
Charter Communications Operating LLC(a)(b) Tranche B1 Term Loan
03/06/14	2.190%	311,819	311,255
Tranche C Term Loan
09/06/16	3.500%	2,047,365	2,035,429
Insight Midwest Holdings LLC Tranche B Term Loan(a)(b)
04/07/14	1.962%	1,053,684	1,043,137
MCC Iowa LLC(a)(b) Tranche D1 Term Loan
01/31/15	1.910%	465,256	446,065
Tranche F Term Loan
10/23/17	4.500%	2,751,106	2,721,889
Mediacom Illinois LLC Tranche D Term Loan(a)(b)
03/31/17	5.500%	2,186,063	2,180,597
Quebecor Media Tranche B Term Loan(a)(b)(f)
01/17/13	2.249%	874,369	871,641
San Juan Cable LLC(a)(b) 2nd Lien Term Loan
06/09/18	10.000%	975,000	971,753
Tranche B 1st Lien Term Loan
06/09/17	6.000%	925,000	921,920
TWCC Holding Corp. Term Loan(a)(b)
02/11/17	4.250%	1,571,063	1,572,586
UPC Financing Partnership Tranche T Term Loan(a)(b)(f)
12/30/16	3.688%	492,146	489,070
WideOpenWest Finance LLC(a)(b) 1st Lien Term Loan
06/30/14	2.687%	1,987,237	1,912,715
Tranche A Term Loan
06/30/14	6.686%	1,250,781	1,250,781

Total			19,064,351

Media Non-Cable 12.3%
AMC Networks, Inc. Tranche B Term Loan(a)(b)
12/31/18	4.000%	1,125,000	1,123,999

The accompanying Notes to Financial Statements are an integral part of this statement.

22  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

	Weighted
	Average	Principal
Borrower	Coupon	Amount	Value

Senior Loans (continued)

Media Non-Cable (cont.)
Advanstar Communications, Inc. 1st Lien Term Loan(a)(b)
06/02/14	2.500%	$930,761	$739,955
CMP Susquehanna Corp. Term Loan(a)(b)
05/05/13	2.188%	3,976,841	3,952,702
Cengage Learning Acquisitions, Inc. Term Loan(a)(b)
07/03/14	2.500%	2,227,875	1,956,453
Citadel Broadcasting Corp. Term Loan(a)(b)
12/30/16	4.250%	3,050,000	3,046,157
Clear Channel Communications, Inc.(a)(b) Tranche A Term Loan
07/30/14	3.587%	1,928,051	1,718,028
Tranche B Term Loan
01/29/16	3.837%	9,730,384	8,065,126
Cumulus Media Holdings, Inc. 1st Lien Term Loan(a)(b)(e)
TBD	TBD	3,100,000	3,081,059
Cumulus Media, Inc. 2nd Lien Term Loan(a)(b)(e)
TBD	TBD	3,925,000	3,929,906
Emmis Operating Co. Tranche B Term Loan(a)(b)
11/01/13	4.246%	938,936	884,947
Encompass Digital Media Tranche B Term Loan(a)(b)
02/28/16	7.750%	3,216,938	3,220,959
F & W Media, Inc. Term Loan(a)(b)
06/09/14	7.750%	977,775	875,108
GateHouse Media Operating, Inc.(a)(b) Delayed Draw Term Loan
08/28/14	2.190%	658,094	224,950
Term Loan
08/28/14	2.190%	1,763,691	602,865
08/28/14	2.440%	1,952,255	667,320
Getty Images, Inc. Term Loan(a)(b)
11/07/16	5.250%	735,517	739,562
Gray Television, Inc Tranche B Term Loan(a)(b)
12/31/14	3.690%	3,162,686	3,090,197
HMH Publishing Company Ltd. Tranche A Term Loan(a)(b)
06/12/14	5.937%	494,243	446,465
Hubbard Radio LLC(a)(b) 2nd Lien Term Loan
04/30/18	8.750%	1,000,000	1,013,750
1st Lien Term Loan
04/28/17	5.250%	1,900,000	1,909,500
Intelsat Jackson Holdings SA(a)(b)(f) Term Loan
02/01/14	2.750%	3,225,000	3,049,657
02/01/14	3.246%	1,570,408	1,494,180
Lodgenet Interactive Corp. Term Loan(a)(b)
04/04/14	6.500%	467,851	445,043
MediaNews Group, Inc. Term Loan(a)(b)
03/19/14	8.500%	110,470	108,905
National CineMedia LLC Term Loan(a)(b)
02/13/15	1.750%	663,793	646,647
Newsday LLC Term Loan(a)(b)
08/01/13	6.499%	1,450,000	1,479,913
NextMedia Operating, Inc. Term Loan(a)(b)
05/27/16	8.250%	2,935,767	2,933,330
Nielsen Finance LLC Tranche B Term Loan(a)(b)
05/02/16	3.936%	1,286,100	1,287,708
Penton Media, Inc. 1st Lien Term Loan(a)(b)
08/01/14	5.000%	533,980	413,503
Postmedia Network, Inc. Tranche C Term Loan(a)(b)(f)
07/13/16	6.250%	1,924,598	1,934,221
Quad Graphics, Inc. Tranche B Term Loan(a)(b)(e)
TBD	TBD	3,800,000	3,804,750
R.H. Donnelley, Inc. Term Loan(a)(b)
10/24/14	9.000%	465,342	299,913
Radio One, Inc. Term Loan(a)(b)
03/31/16	7.500%	4,837,875	4,840,923
Revolution Studios Distribution Co. LLC(a)(b) Tranche B Term Loan
12/21/14	3.940%	1,183,324	881,577

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  23

Portfolio of Investments (continued)

	Weighted
	Average	Principal
Borrower	Coupon	Amount	Value

Senior Loans (continued)

Media Non-Cable (cont.)
Revolution Studios Distribution Co. LLC(a)(b)(c) 2nd Lien Term Loan
06/21/15	7.190%	$525,000	$210,000
Spanish Broadcasting System, Inc. 1st Lien Term Loan(a)(b)
06/10/12	2.000%	4,175,438	3,966,666
SuperMedia, Inc. Term Loan(a)(b)
12/31/15	11.000%	210,921	118,350
Tribune Co. Tranche B Term Loan(a)(b)(d)
06/04/14	0.000%	587,263	406,345
Univision Communications, Inc.(a)(b) 1st Lien Term Loan
03/31/17	4.437%	4,034,163	3,817,327
Term Loan
09/29/14	2.187%	1,977,401	1,886,935
Van Wagner Communications LLC(a)(b) Delayed Draw Term Loan
06/27/13	3.187%	260,196	248,053
Tranche B Term Loan
06/27/13	3.187%	366,902	349,778
Yell Group PLC Tranche B1 Term Loan(a)(b)
07/31/14	3.937%	1,236,318	422,994
Zuffa LLC(a)(b) Term Loan
06/19/15	2.250%	1,354,462	1,323,648
06/19/15	7.500%	280,997	282,228

Total			77,941,602

Metals 0.1%
Noranda Aluminum Acquisition Corp. Tranche B Term Loan(a)(b)
05/18/14	1.937%	851,663	841,017

Non-Captive Diversified 1.2%
CIT Group, Inc. Tranche 3 Term Loan(a)(b)
08/11/15	6.250%	3,097,571	3,102,000
International Lease Finance Corp. Tranche 1 Term Loan(a)(b)
03/17/15	6.750%	3,500,000	3,502,485
iStar Financial, Inc. Tranche A2 Term Loan(a)(b)
06/30/14	7.000%	1,075,000	1,070,797

Total			7,675,282

Other Financial Institutions 0.6%
Harland Clarke Holdings Corp. Tranche B Term Loan(a)(b)
06/30/14	2.725%	2,443,113	2,231,882
Springleaf Financial Funding Co. Term Loan(a)(b)
05/10/17	5.500%	1,600,000	1,560,000

Total			3,791,882

Other Industry 0.5%
ATI Acquisition Co.(a)(b)(c) Term Loan
12/30/15	13.250%	500,000	457,500
Tranche B Term Loan
12/30/14	8.250%	714,125	664,136
Education Management LLC Tranche C Term Loan(a)(b)
06/03/13	2.000%	329,306	324,110
Rexnord LLC/RBS Global, Inc. Tranche B1 Term Loan(a)(b)
07/19/13	2.769%	525,000	519,860
Sensus U.S.A., Inc. 2nd Lien Term Loan(a)(b)
05/09/18	8.500%	1,000,000	1,009,380

Total			2,974,986

Other Utility 0.3%
BRSP LLC Term Loan(a)(b)
06/24/14	7.500%	1,923,519	1,923,519

Packaging 1.8%
Anchor Glass Container Corp. 1st Lien Term Loan(a)(b)
03/02/16	6.000%	914,530	916,816
BWay Holding Co. Tranche B Term Loan(a)(b)
02/23/18	4.503%	934,420	932,963
Berry Plastics Holding Corp. Tranche C Term Loan(a)(b)
04/03/15	2.261%	1,438,731	1,352,263
Consolidated Container Co. LLC 1st Lien Term Loan(a)(b)
03/28/14	2.438%	1,192,906	1,156,522
Graphic Packaging International, Inc. Term Loan(a)(b)
05/16/14	2.985%	832,976	830,378
ICL Industrial Containers ULC Tranche C Term Loan(a)(b)
02/23/18	4.503%	82,961	82,831

The accompanying Notes to Financial Statements are an integral part of this statement.

24  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

	Weighted
	Average	Principal
Borrower	Coupon	Amount	Value

Senior Loans (continued)

Packaging (cont.)
Reynolds Group Holdings, Inc.(a)(b) Term Loan
02/09/18	4.250%	$1,271,813	$1,260,811
Reynolds Group Holdings, Inc.(a)(b)(e) Tranche C Term Loan
TBD	TBD	3,925,000	3,896,544
Tegrant Corp. 2nd Lien Term Loan(a)(b)
03/08/15	5.750%	850,000	731,000

Total			11,160,128

Paper 0.5%
Georgia-Pacific LLC Tranche C Term Loan(a)(b)
12/23/14	3.499%	993,370	992,506
Rock-Tenn Co. Tranche B Term Loan(a)(b)
05/28/18	3.500%	675,000	676,148
White Birch Paper Co.(a)(b)(e)(i)(j) Debtor in Possession Delayed Draw Term Loan
TBD	TBD	189,950	187,932
White Birch Paper Co.(a)(b)(j) Debtor in Possession Delayed Draw Term Loan
09/30/11	6.716%	169,553	167,753
Debtor in Possession Term Loan
09/30/11	12.000%	1,036,819	1,025,808

Total			3,050,147

Pharmaceuticals 0.8%
Catalent Pharma Solutions, Inc. Term Loan(a)(b)
04/10/14	2.437%	1,377,306	1,314,474
Endo Pharmaceuticals Holdings, Inc. Tranche A Term Loan(a)(b)(e)
TBD	TBD	2,700,000	2,670,192
Grifols, Inc. Tranche B Term Loan(a)(b)
06/01/17	6.000%	800,000	802,000
Mylan, Inc. Tranche B Term Loan(a)(b)
10/02/14	3.500%	399,221	400,470

Total			5,187,136

Property & Casualty 1.1%
Asurion LLC 2nd Lien Term Loan(a)(b)
05/24/19	9.000%	5,500,000	5,530,250
HUB International Ltd. Term Loan(a)(b)
06/13/14	6.750%	469,032	467,663
USI Holdings Corp. Tranche B Term Loan(a)(b)
05/05/14	2.690%	994,819	967,770

Total			6,965,683

Refining 0.3%
Alon USA Energy, Inc.(a)(b) Term Loan
08/05/13	2.483%	1,266,667	1,168,500
08/05/13	2.490%	158,333	146,062
Wynnewood Refining Co. Term Loan(a)(b)
11/13/14	11.750%	639,375	639,375

Total			1,953,937

REITs 0.2%
CB Richard Ellis Services, Inc. Tranche C Term Loan(a)(b)(e)(i)
TBD	TBD	1,400,000	1,381,632

Restaurants 0.2%
Buffets, Inc. 1st Lien Letter of Credit(a)(b)
04/22/15	1.215%	153,907	120,432
OSI Restaurant Partners LLC(a)(b) Term Loan
06/14/13	0.069%	77,306	74,540
06/14/14	2.500%	789,554	761,295

Total			956,267

Retailers 5.6%
Academy Ltd. Term Loan(a)(b)(e)
TBD	TBD	1,125,000	1,123,943
Bass Pro Group LLC Term Loan(a)(b)
06/13/17	5.250%	3,850,000	3,819,508
Claire’s Stores, Inc. Tranche B Term Loan(a)(b)
05/29/14	2.997%	2,633,747	2,392,601
David’s Bridal, Inc. Term Loan(a)(b)
01/31/14	2.246%	384,631	381,027
Dollar General Corp. Tranche B1 Term Loan(a)(b)
07/07/14	2.950%	2,853,696	2,852,069

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  25

Portfolio of Investments (continued)

	Weighted
	Average	Principal
Borrower	Coupon	Amount	Value

Senior Loans (continued)

Retailers (cont.)
General Nutrition Centers, Inc. Tranche B Term Loan(a)(b)
03/02/18	4.250%	$3,112,500	$3,100,828
J. Crew Group, Inc. Term Loan(a)(b)
03/07/18	4.750%	997,500	957,979
JRD Holdings, Inc. Term Loan(a)(b)
07/02/14	2.473%	1,241,340	1,214,192
Jo-Ann Stores, Inc. Term Loan(a)(b)
03/16/18	4.750%	2,244,375	2,199,488
Michaels Stores, Inc.(a)(b) Tranche B1 Term Loan
10/31/13	2.500%	2,822,634	2,770,895
Tranche B2 Term Loan
07/31/16	4.750%	1,425,366	1,415,902
Neiman Marcus Group, Inc. (The) Term Loan(a)(b)
05/16/18	4.750%	3,389,909	3,338,620
Orchard Supply Hardware LLC Term Loan(a)(b)
12/21/13	4.938%	1,552,500	1,251,703
Pantry, Inc. (The)(a)(b) Delayed Draw Term Loan
05/15/14	1.940%	217,983	214,894
Term Loan
05/15/14	1.940%	757,024	746,297
PetCo Animal Supplies, Inc. Term Loan(a)(b)
11/24/17	4.500%	3,019,500	3,000,628
Rite Aid Corp. Tranche 2 Term Loan(a)(b)
06/04/14	1.940%	2,500,000	2,376,950
Sally Holdings LLC Tranche B Term Loan(a)(b)
11/16/13	2.440%	1,294,661	1,291,424
Yankee Candle Co., Inc. Term Loan(a)(b)
02/06/14	2.190%	1,309,097	1,296,962

Total			35,745,910

Supermarkets 0.3%
Great Atlantic & Pacific Tea Co., Inc. (The) Debtor In Possession Term Loan(a)(b)(j)
06/14/12	8.750%	2,200,000	2,211,924

Technology 7.3%
Acxiom Corp. Tranche 2 Term Loan(a)(b)
03/15/15	3.226%	329,181	328,908
Aeroflex, Inc. Tranche B Term Loan(a)(b)
05/09/18	4.250%	1,250,000	1,244,200
Dealer Computer Services, Inc.(a)(b) Tranche A Term Loan
04/21/16	2.687%	350,000	348,492
Tranche B Term Loan
04/21/18	3.750%	975,000	975,692
Edwards (Cayman Islands II) Ltd.(a)(b)(f) 1st Lien Term Loan
05/31/16	5.500%	2,194,486	2,186,652
05/31/16	5.500%	1,567,125	1,561,530
Fidelity National Information Services, Inc. Tranche B Term Loan(a)(b)
07/18/16	5.250%	1,963,235	1,969,537
First Data Corp.(a)(b) Term Loan
03/24/18	4.187%	3,393,261	3,098,047
Tranche B1 Term Loan
09/24/14	2.937%	3,194,729	2,971,545
Tranche B2 Term Loan
09/24/14	2.937%	2,051,438	1,908,124
Flextronics International Ltd. Tranche B Term Loan(a)(b)(f)
10/01/12	2.438%	444,231	440,712
Freescale Semiconductor, Inc. Term Loan(a)(b)(f)
12/01/16	4.438%	5,288,087	5,248,374
Infor Enterprise Solutions Holdings, Inc.(a)(b) 1st Lien Delayed Draw Term Loan
07/28/15	5.940%	1,620,546	1,573,129
1st Lien Term Loan
07/28/15	5.940%	3,062,372	2,972,767
2nd Lien Term Loan
03/02/14	6.437%	600,000	522,468
Kasima LLC Term Loan(a)(b)
03/31/17	5.000%	1,795,500	1,795,500
NDS Finance Ltd. Tranche B Term Loan(a)(b)
03/12/18	4.000%	847,875	839,396
Novell, Inc. 1st Lien Term Loan(a)(b)
04/27/17	6.500%	1,000,000	997,750

The accompanying Notes to Financial Statements are an integral part of this statement.

26  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

	Weighted
	Average	Principal
Borrower	Coupon	Amount	Value

Senior Loans (continued)

Technology (cont.)
Open Link Financial, Inc. Tranche B Term Loan(a)(b)
04/27/18	5.250%	$2,000,000	$1,992,500
Rovi Solutions Corp./Guides, Inc.(a)(b) Tranche A Term Loan
02/07/16	2.750%	525,000	523,688
Tranche B Term Loan
02/07/18	4.000%	648,375	649,185
Sensata Technology BV/Finance Co. LLC Term Loan(a)(b)
05/12/18	4.000%	1,825,000	1,819,762
Ship Luxco 3 SARL Tranche B2A Term Loan(a)(b)
11/30/17	5.250%	4,025,000	4,001,735
Spansion LLC Term Loan(a)(b)
02/09/15	4.750%	305,375	305,681
SunGard Data Systems, Inc.(a)(b) Tranche B Term Loan
02/28/14	3.685%	1,350,000	1,332,247
02/28/16	3.853%	1,498,443	1,484,208
Syniverse Holdings, Inc. Term Loan(a)(b)
12/21/17	5.250%	771,125	771,611
Trans Union LLC Term Loan(a)(b)
02/10/18	4.750%	1,197,000	1,196,258
Verint Systems, Inc. Term Loan(a)(b)
10/27/17	4.500%	1,000,000	998,330

Total			46,058,028

Textile 0.5%
Levi Strauss & Co. Term Loan(a)(b)
03/27/14	2.437%	2,202,000	2,141,445
Springs Window Fashions LLC Tranche B Term Loan(a)(b)
05/31/17	6.000%	1,300,000	1,281,709

Total			3,423,154

Transportation Services 1.0%
Hertz Corp. (The)(a)(b) Letter of Credit
03/11/18	3.750%	2,825,000	2,761,437
Tranche B Term Loan
03/11/18	3.750%	3,491,250	3,480,113

Total			6,241,550

Wireless 1.4%
Crown Castle Operating Co. Tranche B Term Loan(a)(b)
03/06/14	1.687%	1,208,965	1,196,041
Hawaiian Telcom Communications, Inc. Term Loan(a)(b)
10/28/15	9.000%	451,816	463,030
MetroPCS Wireless, Inc.(a)(b) Tranche B2 Term Loan
11/03/16	4.050%	944,935	943,282
Tranche B3 Term Loan
03/19/18	3.952%	2,791,623	2,785,648
Ntelos, Inc. Tranche B Term Loan(a)(b)
08/07/15	4.000%	2,406,487	2,396,957
Telesat Canada(a)(b)(f) Tranche I Term Loan
10/31/14	3.190%	989,405	977,038
Tranche II Term Loan
10/31/14	3.190%	84,988	83,926

Total			8,845,922

Wirelines 1.0%
Alaska Communications Systems Holdings, Inc. Term Loan(a)(b)
10/21/16	5.500%	1,840,750	1,842,057
Integra Telecom Holdings, Inc. Term Loan(a)(b)
04/15/15	9.250%	915,750	914,834
TW Telcom Holdings, Inc. Tranche B2 Term Loan(a)(b)
12/30/16	3.440%	1,056,193	1,054,652
Windstream Corp. Tranche B2 Term Loan(a)(b)
12/17/15	2.987%	2,661,456	2,661,083

Total			6,472,626

Total Senior Loans
(Cost: $543,703,576)			$539,238,766

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  27

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes 10.5%

Chemicals 0.5%
Hexion U.S. Finance Corp./Nova Scotia ULC Secured
11/15/20	9.000%	$545,000	$564,075
Hexion U.S. Finance Corp./Nova Scotia ULC(a) Secured
11/15/14	4.761%	2,000,000	1,870,000
Momentive Performance Materials, Inc. Secured
01/15/21	9.000%	905,000	932,150

Total			3,366,225

Consumer Products 0.3%
Sealy Mattress Co.
06/15/14	8.250%	2,000,000	2,010,000

Electric 0.3%
NRG Energy, Inc.(k)
01/15/18	7.625%	1,000,000	1,017,500
Texas Competitive Electric Holdings Co. LLC/Finance, Inc. Senior Secured(k)
10/01/20	11.500%	1,205,000	1,102,575

Total			2,120,075

Entertainment 0.6%
AMC Entertainment, Inc.(k)
12/01/20	9.750%	1,565,000	1,596,300
NAI Entertainment Holdings LLC Senior Secured(k)
12/15/17	8.250%	713,000	770,931
Regal Entertainment Group
08/15/18	9.125%	1,195,000	1,260,725

Total			3,627,956

Food and Beverage 1.1%
ARAMARK Holdings Corp. Senior Notes PIK(k)
05/01/16	8.625%	2,000,000	2,060,000
Dean Foods Co. Senior Notes(k)
12/15/18	9.750%	3,000,000	3,210,000
Pilgrim’s Pride Corp.(k)
12/15/18	7.875%	2,000,000	1,780,000

Total			7,050,000

Gaming 0.5%
Boyd Gaming Corp. Senior Notes(k)
12/01/18	9.125%	1,000,000	1,040,000
Tunica-Biloxi Gaming Authority Senior Unsecured(k)
11/15/15	9.000%	2,105,000	2,162,888

Total			3,202,888

Health Care 0.7%
CHS/Community Health Systems, Inc.
07/15/15	8.875%	2,000,000	2,067,500
LifeCare Holdings, Inc.
08/15/13	9.250%	1,000,000	825,000
Select Medical Holdings Corp. Senior Unsecured(a)
09/15/15	6.211%	2,000,000	1,912,500

Total			4,805,000

Home Construction 0.2%
K Hovnanian Enterprises, Inc.
10/15/15	11.875%	1,760,000	1,130,800

Media Cable 0.2%
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(k)
11/15/17	8.625%	1,120,000	1,191,400

Media Non-Cable 2.3%
American Media, Inc. Senior Secured(k)
12/15/17	11.500%	4,742,000	5,085,795
Block Communications, Inc. Senior Notes(k)
12/15/15	8.250%	2,000,000	2,045,000
Cenveo Corp.
12/01/13	7.875%	2,000,000	1,905,000
Clear Channel Communications, Inc. Senior Unsecured
01/15/13	5.750%	1,000,000	950,000
F & W Media, Inc.(c)
12/09/14	15.000%	468,816	260,193
Radio One, Inc. PIK(k)
05/11/16	15.000%	2,086,411	2,107,275
Salem Communications Corp. Secured
12/15/16	9.625%	2,000,000	2,120,000

Total			14,473,263

The accompanying Notes to Financial Statements are an integral part of this statement.

28  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)
Metals 0.2%
Aleris International, Inc. Senior Unsecured(c)(h)
06/01/20	6.000%	$13,834	$13,834
Essar Steel Algoma, Inc. Senior Secured(f)(k)
03/15/15	9.375%	1,000,000	1,005,000

Total			1,018,834

Oil Field Services 0.2%
McJunkin Red Man Corp. Senior Secured(k)
12/15/16	9.500%	1,000,000	1,040,000

Other Industry 0.2%
Mueller Water Products, Inc.
09/01/20	8.750%	1,000,000	1,090,000

Packaging 0.4%
Berry Plastics Corp. Senior Secured(a)
02/15/15	4.999%	1,000,000	985,000
Reynolds Group Issuer, Inc./LLC(k)
02/15/21	8.250%	1,460,000	1,350,500

Total			2,335,500

Paper 0.1%
Verso Paper Holdings LLC/Inc. Secured(k)
02/01/19	8.750%	485,000	449,838

Retailers 0.7%
Claire’s Stores, Inc.
06/01/15	9.250%	1,066,000	1,028,690
YCC Holdings LLC/Yankee Finance, Inc. Senior Unsecured PIK(k)
02/15/16	10.250%	2,000,000	2,020,000
Yankee Candle Co., Inc.
02/15/15	8.500%	1,500,000	1,552,500

Total			4,601,190

Supermarkets 0.3%
SUPERVALU, Inc. Senior Unsecured
05/01/16	8.000%	2,000,000	2,065,000

Technology 0.6%
Buccaneer Merger Sub, Inc. Senior Notes(k)
01/15/19	9.125%	835,000	872,575
First Data Corp.
09/24/15	9.875%	1,000,000	1,015,000
SunGard Data Systems, Inc.
08/15/15	10.250%	2,000,000	2,075,000

Total			3,962,575

Tobacco 0.3%
Alliance One International, Inc. Senior Unsecured
07/15/16	10.000%	2,000,000	1,920,000

Wirelines 0.8%
Cincinnati Bell, Inc.
10/15/20	8.375%	1,000,000	1,010,000
Level 3 Financing, Inc.
11/01/14	9.250%	2,291,000	2,355,434
PAETEC Holding Corp.
07/15/15	9.500%	2,000,000	2,085,000

Total			5,450,434

Total Corporate Bonds & Notes
(Cost: $67,237,648)			$66,910,978

Issuer	Shares	Value

Common Stocks 2.3%

CONSUMER DISCRETIONARY 0.6%

Auto Components 0.1%
Delphi Automotive LLP(l)	12	$280,471
Mark IV Industries, Inc.	667	37,352
Metaldyne Corp. LLC	1,014	405,600
Plastech Engineered Products, Inc. B Units(c)(g)(h)	6,657	—
Plastech Engineered Products, Inc. C Units(c)(g)(h)	8,198	—

Total		723,423

Hotels, Restaurants & Leisure —%
Buffets Restaurants Holdings, Inc.(l)	28,786	145,369

Household Durables —%
Rhodes Companies LLC (The)	109,053	32,716

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  29

Portfolio of Investments (continued)

Issuer	Shares	Value

Common Stocks (continued)

CONSUMER DISCRETIONARY (CONT.)
Media 0.5%
F & W Media, Inc.	4,165	$2,603
MediaNews Group, Inc.	10,512	315,360
MGM Holdings II, Inc.	68,207	1,521,869
Reader’s Digest Association, Inc.	26,729	837,500
Star Tribune Co. (The)	471	14,523
SuperMedia, Inc.(l)	1,126	4,110

Total		2,695,965

TOTAL CONSUMER DISCRETIONARY		3,597,473

FINANCIALS —%

Diversified Financial Services —%
Education Media, Inc. Unit(l)	29,515	128,759

TOTAL FINANCIALS		128,759

INDUSTRIALS —%

Industrial Conglomerates —%
Contech Construction Products, Inc.(l)	277,761	13,888

TOTAL INDUSTRIALS		13,888

INFORMATION TECHNOLOGY —%

IT Services —%
Advanstar Communications, Inc.(l)	18,596	195,258

TOTAL INFORMATION TECHNOLOGY		195,258

MATERIALS 1.6%

Chemicals 1.4%
LyondellBasell Industries NV, Class A(f)	231,857	9,149,077

Metals & Mining 0.2%
Aleris International, Inc.	16,009	920,518

TOTAL MATERIALS		10,069,595

TELECOMMUNICATION SERVICES 0.1%

Diversified Telecommunication Services 0.1%
Hawaiian Telcom Holdco, Inc.(l)	15,044	361,507

TOTAL TELECOMMUNICATION SERVICES		361,507

Total Common Stocks
(Cost: $17,215,621)		$14,366,480

Warrants 0.2%

CONSUMER DISCRETIONARY —%

Media —%
Cumulus Media, Inc., Class A(c)(l)	2,817	$7,862
F & W Media, Inc.(c)(l)	1,805	1,128
Star Tribune Co. (The)(c)(l)	2,617	80,691

Total		89,681

TOTAL CONSUMER DISCRETIONARY		89,681

INFORMATION TECHNOLOGY 0.2%

Communications Equipment 0.2%
Citadel Broadcasting Corp., Class B(c)(l)	27,602	943,988

TOTAL INFORMATION TECHNOLOGY		943,988

Total Warrants
(Cost: $2,615,156)		$1,033,669

Money Market Fund 5.7%

Columbia Short-Term Cash Fund, 0.162%(m)(n)	36,396,720	$36,396,720

Total Money Market Fund
(Cost: $36,396,720)		$36,396,720

Total Investments
(Cost: $667,168,721)		$657,946,613
Other Assets & Liabilities, Net		(24,231,001)

Net Assets		$633,715,612

The accompanying Notes to Financial Statements are an integral part of this statement.

30  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments

(a)	Variable rate security. The interest rate shown reflects the rate as of July 31, 2011.

(b)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(c)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at July 31, 2011 was $2,674,925, representing 0.42% of net assets. Information concerning such security holdings at July 31, 2011 was as follows:

	Acquisition
Security Description	Dates	Cost
Aleris International, Inc.
Senior Unsecured
6.000% 06/01/20	06/29/10	$—
ATI Acquisition Co. Term Loan 13.250% 12/30/15	12/23/09	492,606
ATI Acquisition Co. Tranche B Term Loan 8.250% 12/30/14	12/23/09	694,437
Citadel Broadcasting Corp., Class B	07/06/09 – 01/08/10	442,439
Cumulus Media, Inc., Class A	11/05/09	—
F & W Media, Inc.	03/27/07	393,022
F & W Media, Inc. 15.000% 12/09/14	09/14/06 – 07/07/11	466,447
GPX International Tire Corp. Tranche B Term Loan 0.000% 03/30/12	04/11/06 – 06/04/10	264,278
Revolution Studios Distribution Co. LLC 2nd Lien Term Loan 7.190% 06/21/15	12/21/06	519,750
Star Tribune Co. (The)	03/09/07	1,779,696
Plastech Engineered Products, Inc.
1st Lien Term Loan
0.000% 02/13/13	02/14/07 – 05/26/09	102,045
Plastech Engineered Products, Inc. B Units	06/29/09	—
Plastech Engineered Products, Inc. C Units	06/29/09	—

(d)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2011, the value of these securities amounted to $441,938, which represents 0.07% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  31

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

(e)	Represents a senior loan purchased on a when-issued or delayed delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(f)	Represents a foreign security. At July 31, 2011, the value of foreign securities, excluding short-term securities, represented 5.59% of net assets.

(g)	Negligible market value.

(h)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2011, the value of these securities amounted to $13,834, which represents less than 0.01% of net assets.

(i)	At July 31, 2011, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Unfunded
Borrower	Commitment
CB Richard Ellis Services, Inc.	$1,400,000
White Birch Paper Co.	189,656

Total	$1,589,656

(j)	The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.

(k)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2011, the value of these securities amounted to $31,907,577 or 5.03% of net assets.

(l)	Non-income producing.

(m)	Investments in affiliates during the year ended July 31, 2011:

			Sales Cost/			Dividends or
	Beginning	Purchase	Proceeds	Realized	Ending	Interest
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Income	Value
Columbia Short-Term Cash Fund	$9,290,381	$369,106,751	$(342,000,412)	$—	$36,396,720	$89,657	$36,396,720

(n)	The rate shown is the seven-day current annualized yield at July 31, 2011.
Abbreviation Legend

PIK	Payment-in-Kind

The accompanying Notes to Financial Statements are an integral part of this statement.

32  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  33

Portfolio of Investments (continued)

Fair Value Measurements (continued)

include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of July 31, 2011:

	Fair value at July 31, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Senior Loans
Automotive	$—	$13,940,224	$1,181,909	$15,122,133
Building Materials	—	5,578,287	3,875,000	9,453,287
Chemicals	—	27,421,572	4,339,385	31,760,957
Construction Machinery	—	6,990,008	2,739,241	9,729,249
Consumer Products	—	13,314,680	979,163	14,293,843
Electric	—	21,822,850	658,112	22,480,962
Food and Beverage	—	30,718,603	996,250	31,714,853
Health Care	—	46,811,723	2,250,486	49,062,209
Home Construction	—	—	48,533	48,533
Media Non-Cable	—	70,585,878	7,355,724	77,941,602
Other Industry		1,853,350	1,121,636	2,974,986
Other Utility	—	—	1,923,519	1,923,519
Packaging		10,429,128	731,000	11,160,128
Refining	—	1,314,562	639,375	1,953,937
Retailers	—	34,784,719	961,191	35,745,910
Technology	—	40,875,381	5,182,647	46,058,028
All Other Industries	—	177,814,630	—	177,814,630

Total Senior Loans	—	504,255,595	34,983,171	539,238,766

Bonds
Corporate Bonds & Notes
Media Non-Cable	—	14,213,070	260,193	14,473,263
Metals	—	1,005,000	13,834	1,018,834
All Other Industries	—	51,418,881	—	51,418,881

Total Bonds	—	66,636,951	274,027	66,910,978

The accompanying Notes to Financial Statements are an integral part of this statement.

34  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

	Fair value at July 31, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$4,110	$2,691,714	$901,649	$3,597,473
Financials	—	—	128,759	128,759
Industrials	—	—	13,888	13,888
Information Technology	—	—	195,258	195,258
Materials	9,149,077	—	920,518	10,069,595
Telecommunication Services	361,507	—	—	361,507
Warrants
Consumer Discretionary	—	88,553	1,128	89,681
Information Technology	—	943,988	—	943,988

Total Equity Securities	9,514,694	3,724,255	2,161,200	15,400,149

Other
Affiliated Money Market Fund(c)	36,396,720	—	—	36,396,720

Total Other	36,396,720	—	—	36,396,720

Total	$45,911,414	$574,616,801	$37,418,398	$657,946,613

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Certain common stocks and warrants classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company’s capital structure.

Certain corporate bonds and senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  35

Portfolio of Investments (continued)

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

		Corporate
	Senior	Bonds &	Common
	Loans	Notes	Stocks	Warrants	Total
Balance as of July 31, 2010	$30,253,197	$15,726	$1,400,223	$797,858	$32,467,004
Accrued discounts/premiums	85,642	(3,639)	—	—	82,003
Realized gain (loss)	80,469	1,561	—	—	82,030
Change in unrealized appreciation (depreciation)*	629,783	41,707	605,995	226	1,277,711
Sales	(21,095,694)	(2,462)	—	—	(21,098,156)
Purchases	17,663,716	30,067	—	—	17,693,783
Transfers into Level 3	12,367,519	191,067	162,332	—	12,720,918
Transfers out of Level 3	(5,001,461)	—	(8,478)	(796,956)	(5,806,895)

Balance as of July 31, 2011	$34,983,171	$274,027	$2,160,072	$1,128	$37,418,398

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to fair value the security under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end.

*	Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2011 was $1,552,497, which was comprised of Senior Loans of $903,547, Corporate Bonds & Notes of $42,729, Common Stocks of $605,995 and Warrants of $226.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

36  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

Statement of Assets and Liabilities
July 31, 2011

Assets
Investments, at value
Unaffiliated issuers (identified cost $630,772,001)	$621,549,893
Affiliated issuers (identified cost $36,396,720)	36,396,720

Total investments (identified cost $667,168,721)	657,946,613
Cash	821,320
Receivable for:
Capital shares sold	3,084,923
Investments sold	4,414,087
Dividends	3,897
Interest	2,829,417

Total assets	669,100,257

Liabilities
Payable for:
Investments purchased	4,393,434
Investments purchased on a delayed delivery basis	25,821,388
Capital shares purchased	2,553,534
Dividend distributions to shareholders	2,392,917
Investment management fees	10,069
Distribution fees	4,624
Administration fees	1,197
Other expenses	207,482

Total liabilities	35,384,645

Net assets applicable to outstanding capital stock	$633,715,612

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  37

Statement of Assets and Liabilities (continued)
July 31, 2011

Represented by
Paid-in capital	$708,464,419
Undistributed net investment income	1,131,549
Accumulated net realized loss	(66,658,248)
Unrealized appreciation (depreciation) on:
Investments	(9,222,108)

Total — representing net assets applicable to outstanding capital stock	$633,715,612

Net assets applicable to outstanding shares
Class A	$419,157,333
Class B	$11,336,721
Class C	$52,577,565
Class I	$82,843,774
Class R	$95,574
Class R4	$136,815
Class R5	$4,999
Class W	$4,454
Class Z	$67,558,377
Shares outstanding
Class A	46,783,170
Class B	1,264,522
Class C	5,867,687
Class I	9,249,732
Class R	10,660
Class R4	15,250
Class R5	556
Class W	497
Class Z	7,547,276
Net asset value per share
Class A(a)	$8.96
Class B	$8.97
Class C	$8.96
Class I	$8.96
Class R	$8.97
Class R4	$8.97
Class R5	$8.99
Class W	$8.96
Class Z	$8.95

(a)	The maximum offering price per share for Class A is $9.24. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

38  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

Statement of Operations
Year ended July 31, 2011

Net investment income
Income:
Dividends	$383,273
Interest	28,484,497
Dividends from affiliates	89,657
Foreign taxes withheld	(3,478)

Total income	28,953,949

Expenses:
Investment management fees	3,094,169
Distribution fees
Class A	883,275
Class B	118,867
Class C	355,882
Class R	250
Class W	11
Transfer agent fees
Class A	337,339
Class B	11,193
Class C	32,792
Class R	45
Class R4	104
Class R5	3
Class W	4
Class Z	15,872
Administration fees	353,645
Plan administration fees
Class R4	498
Compensation of board members	11,028
Custodian fees	93,244
Printing and postage fees	55,705
Registration fees	191,820
Professional fees	46,904
Other	17,657

Total expenses	5,620,307
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(112,421)

Total net expenses	5,507,886

Net investment income	23,446,063

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  39

Statement of Operations (continued)
Year ended July 31, 2011

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$3,986,972

Net realized gain	3,986,972
Net change in unrealized appreciation (depreciation) on:
Investments	12,260,871

Net change in unrealized appreciation	12,260,871

Net realized and unrealized gain	16,247,843

Net increase in net assets resulting from operations	$39,693,906

The accompanying Notes to Financial Statements are an integral part of this statement.

40  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended July 31,	2011(a)	2010
Operations
Net investment income	$23,446,063	$19,616,182
Net realized gain	3,986,972	2,082,942
Net change in unrealized appreciation	12,260,871	29,013,579

Net increase in net assets resulting from operations	39,693,906	50,712,703

Distributions to shareholders from:
Net investment income
Class A	(15,370,978)	(13,248,130)
Class B	(432,652)	(549,203)
Class C	(1,291,033)	(728,419)
Class I	(4,343,025)	(5,842,426)
Class R	(1,981)	—
Class R4	(9,034)	(7,820)
Class R5	(229)	(248)
Class W	(198)	(204)
Class Z	(846,996)	—

Total distributions to shareholders	(22,296,126)	(20,376,450)

Increase (decrease) in net assets from share transactions	256,838,085	(80,802,214)

Total increase (decrease) in net assets	274,235,865	(50,465,961)
Net assets at beginning of year	359,479,747	409,945,708

Net assets at end of year	$633,715,612	$359,479,747

Undistributed (excess of distributions over) net investment income	$1,131,549	$(591,141)

(a)	Class R and Class Z Shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  41

Statement of Changes in Net Assets (continued)

	2011(a)		2010
Year ended July 31,	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	45,201,076	405,555,318	12,854,192	109,646,184
Conversions from Class B	403,155	3,620,138	385,351	3,291,323
Distributions reinvested	1,267,982	11,336,834	1,353,092	11,409,322
Redemptions	(26,572,155)	(239,242,894)	(21,852,565)	(186,043,003)

Net increase (decrease)	20,300,058	181,269,396	(7,259,930)	(61,696,174)

Class B shares
Subscriptions	773,535	6,943,250	421,453	3,595,676
Distributions reinvested	43,075	384,351	55,994	472,208
Conversions to Class A	(403,151)	(3,620,138)	(385,351)	(3,291,323)
Redemptions	(310,876)	(2,757,801)	(663,125)	(5,547,380)

Net increase (decrease)	102,583	949,662	(571,029)	(4,770,819)

Class C shares
Subscriptions	4,393,170	39,468,079	1,260,461	10,788,162
Distributions reinvested	106,476	952,782	61,398	518,525
Redemptions	(1,115,211)	(9,974,157)	(820,329)	(6,917,247)

Net increase	3,384,435	30,446,704	501,530	4,389,440

Class I shares
Subscriptions	1,204,569	10,825,981	630,223	5,295,568
Distributions reinvested	500,862	4,448,618	692,386	5,837,199
Redemptions	(4,401,300)	(39,520,032)	(3,585,963)	(29,914,660)

Net decrease	(2,695,869)	(24,245,433)	(2,263,354)	(18,781,893)

Class R shares
Subscriptions	10,450	94,198	—	—
Distributions reinvested	210	1,900	—	—

Net increase	10,660	96,098	—	—

Class R4 shares
Subscriptions	4,921	42,501	12,313	105,127
Distributions reinvested	963	8,583	850	7,228
Redemptions	(11,446)	(103,559)	(6,510)	(55,123)

Net increase (decrease)	(5,562)	(52,475)	6,653	57,232

Class W shares
Subscriptions	51	460	—	—
Redemptions	(51)	(468)	—	—

Net decrease	—	(8)	—	—

Class Z shares
Subscriptions	9,079,170	82,182,384	—	—
Distributions reinvested	88,228	793,926	—	—
Redemptions	(1,620,122)	(14,602,169)	—	—

Net increase	7,547,276	68,374,141	—	—

Total net increase (decrease)	28,643,581	256,838,085	(9,586,130)	(80,802,214)

(a)	Class R and Class Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

42  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended July 31,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$8.54	$7.93	$8.97	$9.70	$10.05

Income from investment operations:
Net investment income	0.41	0.41	0.42	0.58	0.67
Net realized and unrealized gain (loss) on investments	0.41	0.62	(1.02)	(0.75)	(0.35)

Total from investment operations	0.82	1.03	(0.60)	(0.17)	0.32

Less distributions to shareholders from:
Net investment income	(0.40)	(0.42)	(0.44)	(0.56)	(0.66)
Net realized gains	—	—	—	—	(0.01)

Total distributions to shareholders	(0.40)	(0.42)	(0.44)	(0.56)	(0.67)

Net asset value, end of period	$8.96	$8.54	$7.93	$8.97	$9.70

Total return	9.65%	13.18%	(5.95% )	(1.85% )	3.18%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.10%	1.13%	1.13%	1.09%	1.07%

Net expenses after fees waived or expenses reimbursed(b)	1.08%	1.08%	1.01%	1.06%	1.03%

Net investment income	4.59%	4.82%	5.72%	6.19%	6.63%

Supplemental data
Net assets, end of period (in thousands)	$419,157	$226,172	$267,669	$261,075	$426,099

Portfolio turnover	69%	68%	84%	43%	91%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  43

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$8.54	$7.94	$8.97	$9.70	$10.05

Income from investment operations:
Net investment income	0.34	0.34	0.37	0.52	0.59
Net realized and unrealized gain (loss) on investments	0.42	0.62	(1.02)	(0.76)	(0.35)

Total from investment operations	0.76	0.96	(0.65)	(0.24)	0.24

Less distributions to shareholders from:
Net investment income	(0.33)	(0.36)	(0.38)	(0.49)	(0.58)
Net realized gains	—	—	—	—	(0.01)

Total distributions to shareholders	(0.33)	(0.36)	(0.38)	(0.49)	(0.59)

Net asset value, end of period	$8.97	$8.54	$7.94	$8.97	$9.70

Total return	8.95%	12.19%	(6.55% )	(2.59% )	2.41%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.85%	1.90%	1.90%	1.85%	1.83%

Net expenses after fees waived or expenses reimbursed(b)	1.83%	1.84%	1.77%	1.82%	1.79%

Net investment income	3.86%	4.02%	5.08%	5.52%	5.89%

Supplemental data
Net assets, end of period (in thousands)	$11,337	$9,928	$13,753	$23,137	$48,128

Portfolio turnover	69%	68%	84%	43%	91%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

44  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011	2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$8.54	$7.93	$8.97	$9.70	$10.05

Income from investment operations:
Net investment income	0.34	0.34	0.37	0.50	0.59
Net realized and unrealized gain (loss) on investments	0.41	0.63	(1.03)	(0.74)	(0.35)

Total from investment operations	0.75	0.97	(0.66)	(0.24)	0.24

Less distributions to shareholders from:
Net investment income	(0.33)	(0.36)	(0.38)	(0.49)	(0.58)
Net realized gains	—	—	—	—	(0.01)

Total distributions to shareholders	(0.33)	(0.36)	(0.38)	(0.49)	(0.59)

Net asset value, end of period	$8.96	$8.54	$7.93	$8.97	$9.70

Total return	8.84%	12.34%	(6.65% )	(2.58% )	2.40%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.85%	1.89%	1.89%	1.85%	1.82%

Net expenses after fees waived or expenses reimbursed(b)	1.83%	1.83%	1.76%	1.81%	1.78%

Net investment income	3.83%	4.01%	5.05%	5.39%	5.85%

Supplemental data
Net assets, end of period (in thousands)	$52,578	$21,210	$15,721	$19,696	$23,743

Portfolio turnover	69%	68%	84%	43%	91%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  45

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$8.54	$7.93	$8.96	$9.70	$10.05

Income from investment operations:
Net investment income	0.44	0.43	0.45	0.59	0.70
Net realized and unrealized gain (loss) on investments	0.41	0.63	(1.02)	(0.74)	(0.35)

Total from investment operations	0.85	1.06	(0.57)	(0.15)	0.35

Less distributions to shareholders from:
Net investment income	(0.43)	(0.45)	(0.46)	(0.59)	(0.69)
Net realized gains	—	—	—	—	(0.01)

Total distributions to shareholders	(0.43)	(0.45)	(0.46)	(0.59)	(0.70)

Net asset value, end of period	$8.96	$8.54	$7.93	$8.96	$9.70

Total return	10.02%	13.55%	(5.55% )	(1.65% )	3.51%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.77%	0.79%	0.78%	0.76%	0.75%

Net expenses after fees waived or expenses reimbursed(b)	0.74%	0.75%	0.70%	0.76%	0.71%

Net investment income	5.00%	5.15%	6.18%	6.40%	6.98%

Supplemental data
Net assets, end of period (in thousands)	$82,844	$101,982	$112,681	$184,940	$186,030

Portfolio turnover	69%	68%	84%	43%	91%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

46  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

	Year ended
	July 31,
	2011(c)
Class R
Per share data
Net asset value, beginning of period	$8.64

Income from investment operations:
Net investment income	0.32
Net realized and unrealized gain on investments	0.32

Total from investment operations	0.64

Less distributions to shareholders from:
Net investment income	(0.31)

Net asset value, end of period	$8.97

Total return	7.47%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.33%	(d)

Net expenses after fees waived or expenses reimbursed(b)	1.33%	(d)

Net investment income	4.23%	(d)

Supplemental data
Net assets, end of period (in thousands)	$96

Portfolio turnover	69%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  47

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007
Class R4
Per share data
Net asset value, beginning of period	$8.56	$7.95	$8.99	$9.70	$10.05

Income from investment operations:
Net investment income	0.42	0.40	0.44	0.61	0.67
Net realized and unrealized gain (loss) on investments	0.40	0.63	(1.03)	(0.73)	(0.33)

Total from investment operations	0.82	1.03	(0.59)	(0.12)	0.34

Less distributions to shareholders from:
Net investment income	(0.41)	(0.42)	(0.45)	(0.59)	(0.68)
Net realized gains	—	—	—	—	(0.01)

Total distributions to shareholders	(0.41)	(0.42)	(0.45)	(0.59)	(0.69)

Net asset value, end of period	$8.97	$8.56	$7.95	$8.99	$9.70

Total return	9.62%	13.19%	(5.71% )	(1.41% )	3.33%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.07%	1.09%	1.07%	1.05%	1.02%

Net expenses after fees waived or expenses reimbursed(b)	1.04%	1.05%	0.81%	0.69%	0.90%

Net investment income	4.67%	4.75%	5.96%	6.54%	6.79%

Supplemental data
Net assets, end of period (in thousands)	$137	$178	$113	$184	$294

Portfolio turnover	69%	68%	84%	43%	91%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

48  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011	2010	2009	2008(e)
Class R5
Per share data
Net asset value, beginning of period	$8.56	$7.95	$8.98	$8.99

Income from investment operations:
Net investment income	0.44	0.43	0.45	0.01
Net realized and unrealized gain (loss) on investments	0.41	0.62	(1.03)	(0.01)

Total from investment operations	0.85	1.05	(0.58)	—

Less distributions to shareholders from:
Net investment income	(0.42)	(0.44)	(0.45)	(0.01)

Net asset value, end of period	$8.99	$8.56	$7.95	$8.98

Total return	9.98%	13.47%	(5.57% )	(0.04%	)

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.81%	0.87%	0.85%	0.75%	(d)

Net expenses after fees waived or expenses reimbursed(b)	0.79%	0.80%	0.75%	0.75%	(d)

Net investment income	4.94%	5.10%	6.11%	4.59%	(d)

Supplemental data
Net assets, end of period (in thousands)	$5	$5	$4	$5

Portfolio turnover	69%	68%	84%	43%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  49

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007(f)
Class W
Per share data
Net asset value, beginning of period	$8.54	$7.93	$8.97	$9.70	$10.06

Income from investment operations:
Net investment income	0.41	0.39	0.42	0.56	0.44
Net realized and unrealized gain on investments	0.41	0.63	(1.03)	(0.74)	(0.37)

Total from investment operations	0.82	1.02	(0.61)	(0.18)	0.07

Less distributions to shareholders from:
Net investment income	(0.40)	(0.41)	(0.43)	(0.55)	(0.42)
Net realized gains	—	—	—	—	(0.01)

Total distributions to shareholders	(0.40)	(0.41)	(0.43)	(0.55)	(0.43)

Net asset value, end of period	$8.96	$8.54	$7.93	$8.97	$9.70

Total return	9.65%	13.05%	(6.07% )	(1.97% )	0.77%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.11%	1.26%	1.23%	1.20%	1.19% (d)

Net expenses after fees waived or expenses reimbursed(b)	1.09%	1.20%	1.14%	1.20%	1.15% (d)

Net investment income	4.63%	4.70%	5.71%	6.00%	6.60% (d)

Supplemental data
Net assets, end of period (in thousands)	$4	$4	$4	$4	$5

Portfolio turnover	69%	68%	84%	43%	91%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

50  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

	Year ended
	July 31,
	2011(c)
Class Z
Per share data
Net asset value, beginning of period	$8.63

Income from investment operations:
Net investment income	0.35
Net realized and unrealized gain on investments	0.32

Total from investment operations	0.67

Less distributions to shareholders from:
Net investment income	(0.35)

Net asset value, end of period	$8.95

Total return	7.80%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.82%	(d)

Net expenses after fees waived or expenses reimbursed(b)	0.82%	(d)

Net investment income	4.76%	(d)

Supplemental data
Net assets, end of period (in thousands)	$67,558

Portfolio turnover	69%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(c)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.
(d)	Annualized.
(e)	For the period from July 24, 2008 to July 31, 2008. On July 24, 2008, the Investment Manager purchased 556 shares at $8.99 per share, which represented the initial capital in Class R5.
(f)	For the period from December 1, 2006 (commencement of operations) to July 31, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  51

Notes to Financial Statements
July 31, 2011

Note 1. Organization

Columbia Floating Rate Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Bond Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors. Class R shares commenced operations September 27, 2010.

52  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

Class R4 and Class R5 shares are not subject to sales charges; however, these classes were closed to new investors effective December 31, 2010.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus. Class Z shares commenced operations September 27, 2010.

Note 2. Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  53

Notes to Financial Statements (continued)

the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the

54  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Investments in Loans
The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Company (FDIC) receivership, or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

Delayed Delivery Securities and Forward Sale Commitments
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  55

Notes to Financial Statements (continued)

delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition
Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

The Fund recognizes certain facility fees as income over the expected term of the loan. The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while

56  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes
The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders
Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  57

Notes to Financial Statements (continued)

owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.59% to 0.36% as the Fund’s net assets increase. Prior to July 1, 2011 the management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.61% to 0.38% as the Fund’s net assets increased. The management fee for the year ended July 31, 2011 was 0.61% of the Fund’s average daily net assets.

Administration Fees
Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The fee for the year ended July 31, 2011 was 0.07% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2011, there were no expenses incurred for these particular items.

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Funds.

Prior to September 7, 2010, the Transfer Agent received annual account-based service fees for Class A, Class B and Class C shares which amount varied by

58  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

class and annual asset-based service fees based on the Fund’s average daily net assets attributable to Class R4, Class R5, and Class W shares, which amount varied by class. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer and Dividend Disbursing Agent Agreement effective September 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Funds for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds (with the exception of out-of-pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended July 31, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.10%
Class B	0.09
Class C	0.09
Class R	0.09
Class R4	0.05
Class R5	0.05
Class W	0.10
Class Z	0.09

Plan Administration Fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  59

Notes to Financial Statements (continued)

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $894,000 and $379,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $576,666 for Class A, $4,265 for Class B and $13,945 for Class C for the year ended July 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
Effective October 1, 2010 the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through September 30, 2011, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.08%
Class B	1.83
Class C	1.83
Class I	0.74
Class R	1.33
Class R4	1.04
Class R5	0.79
Class W	1.08
Class Z	0.83

60  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

Prior to October 1, 2010, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.08%
Class B	1.84
Class C	1.83
Class I	0.75
Class R4	1.05
Class R5	0.80
Class W	1.20

Effective October 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through September 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.12%
Class B	1.87
Class C	1.87
Class I	0.80
Class R	1.37
Class R4	1.10
Class R5	0.85
Class W	1.12
Class Z	0.87

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  61

Notes to Financial Statements (continued)

by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended July 31, 2011, permanent and timing book to tax differences resulting primarily from differing treatments for investments in partnerships, interest on bonds, post-October losses and losses deferred due to wash sales were identified and permanent differences reclassed among the components of the Fund’s net assets in the Statement of Assets and Liabilities as follows:

Undistributed net investment income	$572,753
Accumulated net realized loss	(572,753)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended July 31,	2011	2010
Ordinary Income	$22,296,126	$20,376,450

At July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,767,889
Undistributed accumulated long-term gain	—
Accumulated realized loss	(66,449,546)
Unrealized depreciation	(9,674,233)

At July 31, 2011, the cost of investments for federal income tax purposes was $667,374,474 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$14,335,995
Unrealized depreciation	(23,763,856)

Net unrealized depreciation	$(9,427,861)

62  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

The following capital loss carryforward, determined at July 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2016	$1,957,317
2017	29,093,899
2018	35,398,330

Total	$66,449,546

For the year ended July 31, 2011, $1,564,846 of capital loss carryforward was utilized.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $582,637,640 and $337,092,143, respectively, for the year ended July 31, 2011.

Note 6. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  63

Notes to Financial Statements (continued)

Note 7. Shareholder Concentration

At July 31, 2011, the Investment Manager and/or affiliates owned 100% of the Fund’s Class I and Class W shares.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. Prior to October 14, 2010, the Fund also paid an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2011.

Note 9.  Significant Risks

Floating Rate Loan Risk
Columbia Floating Rate Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably. The principal

64  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

risks of investing in the Fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, prepayment and extension risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general. Limited liquidity may affect the ability of the Fund to purchase or sell floating rate loans and may have a negative impact on fund performance. The floating rate loans and securities in which the fund invests generally are lower rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  65

Notes to Financial Statements (continued)

involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise

66  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  67

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Floating Rate Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Floating Rate Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian, agent banks and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

68  COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Floating Rate Fund of the Columbia Funds Series Trust II at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
September 21, 2011

COLUMBIA FLOATING RATE FUND — 2011 ANNUAL REPORT  69

Portfolio of Investments
Columbia Income Opportunities Fund
July 31, 2011
(Percentages represent value of investments compared to net assets)

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes 95.6%

Aerospace & Defense 2.8%
ADS Tactical, Inc. Senior Secured(a)(b)
04/01/18	11.000%	$8,764,000	$9,377,480
Ducommun, Inc. Senior Notes(a)
07/15/18	9.750%	1,389,000	1,434,143
Huntington Ingalls Industries, Inc.(a)
03/15/18	6.875%	4,491,000	4,625,730
03/15/21	7.125%	6,067,000	6,264,178
Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	7,229,000	7,716,957
Kratos Defense & Security Solutions, Inc.(a) Senior Secured
06/01/17	10.000%	9,400,000	10,034,500
Oshkosh Corp.
03/01/17	8.250%	2,451,000	2,647,080
03/01/20	8.500%	8,529,000	9,275,287
TransDigm, Inc.(a)
12/15/18	7.750%	4,324,000	4,605,060

Total			55,980,415

Airlines —%
Northwest Airlines, Inc.(c)
03/15/13	7.875%	2,390,800	10,280
11/15/23	7.625%	2,552,500	3,191
03/15/37	9.875%	4,278,500	18,398
02/01/49	10.000%	2,426,300	10,433
03/15/49	8.700%	260,000	1,118
06/01/49	8.875%	971,900	4,179

Total			47,599

Automotive 3.1%
Accuride Corp. Senior Secured(b)
08/01/18	9.500%	1,275,000	1,361,063
Chrysler Group LLC/Co-Issuer, Inc.(a) Senior Secured
06/15/19	8.000%	2,361,000	2,266,560
Chrysler Group LLC/Co-Issuer, Inc.(a)(b) Senior Secured
06/15/21	8.250%	5,827,000	5,586,636
Collins & Aikman Products Co. Senior Subordinated Notes(a)(c)(d)(e)(f)
08/15/12	12.875%	6,910,000	691
Dana Holding Corp. Senior Unsecured
02/15/19	6.500%	1,640,000	1,672,800
02/15/21	6.750%	12,933,000	13,094,662
Delphi Corp.(a) Senior Notes
05/15/21	6.125%	1,812,000	1,832,385
Delphi Corp.(a)(b) Senior Notes
05/15/19	5.875%	2,718,000	2,734,988
International Automotive Components Group SL Senior Secured(a)(g)
06/01/18	9.125%	830,000	852,825
Lear Corp. Escrow Bond(c)(f)(h)
03/31/16	0.000%	1,595,000	2,393
Lear Corp.
03/15/18	7.875%	3,873,000	4,173,157
03/15/20	8.125%	12,095,000	13,244,025
TRW Automotive, Inc.(a)
12/01/17	8.875%	3,135,000	3,448,500
Tenneco, Inc.
08/15/18	7.750%	1,946,000	2,077,355
Visteon Corp. Senior Notes(a)
04/15/19	6.750%	10,170,000	9,966,600

Total			62,314,640

Banking 0.4%
Capital One/IV(d)
02/17/37	6.745%	2,185,000	2,195,925
Lloyds Banking Group PLC(a)(g)
11/29/49	6.267%	7,627,000	5,453,305

Total			7,649,230

Brokerage 1.4%
E*Trade Financial Corp. Senior Unsecured
12/01/15	7.875%	11,740,000	12,004,150
06/01/16	6.750%	6,995,000	7,379,725
Senior Unsecured PIK
11/30/17	12.500%	6,880,000	8,221,600

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  17

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)

Brokerage (cont.)
Nuveen Investments, Inc.
11/15/15	10.500%	$230,000	$239,775

Total			27,845,250

Building Materials 1.8%
Building Materials Corp. of America Senior Notes(a)
05/01/21	6.750%	13,948,000	14,139,785
Euramax International, Inc. Senior Secured(a)
04/01/16	9.500%	5,825,000	5,460,937
Gibraltar Industries, Inc.
12/01/15	8.000%	5,445,000	5,526,675
Interface, Inc.
12/01/18	7.625%	1,800,000	1,917,000
Norcraft Companies LP/Finance Corp. Secured
12/15/15	10.500%	5,589,000	5,714,752
Nortek, Inc.(a)
04/15/21	8.500%	4,191,000	3,908,108
Nortek, Inc.(a)(b)
12/01/18	10.000%	664,000	675,620

Total			37,342,877

Chemicals 3.1%
CF Industries, Inc.
05/01/18	6.875%	7,160,000	8,180,300
05/01/20	7.125%	6,233,000	7,339,358
Hexion U.S. Finance Corp./Nova Scotia ULC Senior Secured(b)
02/01/18	8.875%	4,798,000	5,085,880
Koppers, Inc.
12/01/19	7.875%	4,115,000	4,403,050
Lyondell Chemical Co. Senior Secured(a)
11/01/17	8.000%	13,254,000	15,010,155
Nalco Co.(a)
01/15/19	6.625%	10,525,000	11,814,312
Nova Chemicals Corp.(g) Senior Unsecured
11/01/16	8.375%	2,880,000	3,196,800
11/01/19	8.625%	960,000	1,087,200
Polypore International, Inc.
11/15/17	7.500%	6,300,000	6,693,750

Total			62,810,805

Construction Machinery 3.3%
Case New Holland, Inc. Senior Notes(a)
12/01/17	7.875%	$13,464,000	$15,214,320
Columbus McKinnon Corp.
02/01/19	7.875%	2,139,000	2,213,865
Manitowoc Co., Inc. (The)
11/01/20	8.500%	7,705,000	8,379,187
Manitowoc Co., Inc. (The)(b)
02/15/18	9.500%	3,447,000	3,774,465
Neff Rental LLC/Finance Corp. Secured(a)
05/15/16	9.625%	7,912,000	7,793,320
RSC Equipment Rental, Inc./Holdings III LLC(a) Senior Secured
07/15/17	10.000%	4,090,000	4,642,150
RSC Equipment Rental, Inc./Holdings III LLC(b)
02/01/21	8.250%	3,265,000	3,371,113
United Rentals North America, Inc.
12/15/19	9.250%	15,632,000	17,429,680
Xerium Technologies, Inc.(a)
06/15/18	8.875%	4,680,000	4,516,200

Total			67,334,300

Consumer Cyclical Services 0.5%
Garda World Security Corp. Senior Unsecured(a)(g)
03/15/17	9.750%	4,345,000	4,714,325
Goodman Networks, Inc. Senior Secured(a)
07/01/18	12.125%	5,232,000	5,284,320

Total			9,998,645

Consumer Products 1.4%
ACCO Brands Corp. Senior Secured
03/15/15	10.625%	710,000	792,538
Central Garden and Pet Co.
03/01/18	8.250%	7,163,000	7,377,890
Libbey Glass, Inc. Senior Unsecured
02/15/15	10.000%	5,187,000	5,627,895
Spectrum Brands Holdings, Inc. Senior Secured
06/15/18	9.500%	13,031,000	14,496,987

Total			28,295,310

Diversified Manufacturing 1.8%
Actuant Corp.
06/15/17	6.875%	2,215,000	2,259,300

The accompanying Notes to Financial Statements are an integral part of this statement.

18  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)

Diversified Manufacturing (cont.)
Amsted Industries, Inc. Senior Notes(a)
03/15/18	8.125%	$8,025,000	$8,606,812
CPM Holdings, Inc. Senior Secured
09/01/14	10.625%	4,943,000	5,338,440
SPX Corp.(a)
09/01/17	6.875%	4,532,000	4,860,570
Tomkins LLC/Inc. Secured(a)(b)
10/01/18	9.000%	1,767,000	1,930,448
WireCo WorldGroup Senior Unsecured(a)
05/15/17	9.750%	12,163,000	12,831,965

Total			35,827,535

Electric 2.1%
AES Corp. (The) Senior Notes(a)(b)
07/01/21	7.375%	6,690,000	6,924,150
BHM Technologies(c)(e)(f)(h)
10/12/26	0.000%	1,237,123	3,340
CMS Energy Corp. Senior Unsecured
12/15/15	6.875%	2,380,000	2,703,759
Calpine Corp. Senior Secured(a)
02/15/21	7.500%	5,160,000	5,340,600
Edison Mission Energy Senior Unsecured
05/15/17	7.000%	10,360,000	7,873,600
GenOn Energy, Inc.(b) Senior Unsecured
06/15/14	7.625%	685,000	712,400
10/15/18	9.500%	4,640,000	4,860,400
GenOn REMA LLC Pass-Through Certificates
07/02/17	9.237%	101,025	109,107
Ipalco Enterprises, Inc.(a) Senior Secured
04/01/16	7.250%	7,895,000	8,862,137
05/01/18	5.000%	1,745,000	1,751,544
Midwest Generation LLC Pass-Through Certificates
01/02/16	8.560%	3,460,531	3,555,695

Total			42,696,732

Entertainment 1.1%
AMC Entertainment, Inc.(b)
06/01/19	8.750%	5,789,000	6,150,812
Cinemark U.S.A., Inc.
06/15/19	8.625%	1,557,000	1,701,023
Cinemark U.S.A., Inc.(a) Senior Subordinated Notes
06/15/21	7.375%	1,286,000	1,289,215
Regal Cinemas Corp.
07/15/19	8.625%	4,192,000	4,506,400
Speedway Motorsports, Inc.
06/01/16	8.750%	3,780,000	4,124,925
02/01/19	6.750%	4,031,000	4,041,078

Total			21,813,453

Environmental 0.2%
Clean Harbors, Inc. Senior Secured
08/15/16	7.625%	1,151,000	1,222,938
Clean Harbors, Inc.(a) Senior Secured
08/15/16	7.625%	2,260,000	2,401,250

Total			3,624,188

Food and Beverage 0.8%
ARAMARK Holdings Corp. Senior Notes PIK(a)(b)(d)
05/01/16	8.625%	2,089,000	2,151,670
Cott Beverages, Inc.
09/01/18	8.125%	4,186,000	4,431,927
Cott Beverages, Inc.(b)
11/15/17	8.375%	5,770,000	6,116,200
Darling International, Inc.
12/15/18	8.500%	1,295,000	1,426,119
Dean Foods Co. Senior Notes(a)(b)(d)
12/15/18	9.750%	2,243,000	2,400,010

Total			16,525,926

Gaming 3.2%
Caesars Entertainment Operating Co., Inc. Senior Secured
06/01/17	11.250%	4,510,000	4,966,638
FireKeepers Development Authority Senior Secured(a)
05/01/15	13.875%	2,564,000	2,948,600
MGM Resorts International Senior Secured
03/15/20	9.000%	13,137,000	14,647,755

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  19

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)

Gaming (cont.)
Penn National Gaming, Inc. Senior Subordinated Notes(b)
08/15/19	8.750%	$6,799,000	$7,495,897
San Pasqual Casino(a)
09/15/13	8.000%	587,000	581,130
Seminole Indian Tribe of Florida(a)
10/01/17	7.750%	6,000,000	6,180,000
10/01/20	7.804%	4,630,000	4,608,471
Senior Secured
10/01/20	6.535%	9,815,000	9,460,580
Seneca Gaming Corp.(a)
12/01/18	8.250%	5,317,000	5,503,095
Shingle Springs Tribal Gaming Authority Senior Notes(a)
06/15/15	9.375%	5,394,000	3,721,860
Tunica-Biloxi Gaming Authority Senior Unsecured(a)
11/15/15	9.000%	5,751,000	5,909,152

Total			66,023,178

Gas Distributors 0.3%
Energy Transfer Equity LP Senior Secured
10/15/20	7.500%	5,402,000	5,766,635

Gas Pipelines 3.2%
El Paso Corp. Senior Unsecured
06/15/14	6.875%	750,000	837,878
06/01/18	7.250%	8,135,000	9,314,575
09/15/20	6.500%	5,068,000	5,562,130
01/15/32	7.750%	9,019,000	10,712,191
Regency Energy Partners LP/Finance Corp.
06/01/16	9.375%	5,400,000	6,041,250
12/01/18	6.875%	5,453,000	5,780,180
07/15/21	6.500%	9,083,000	9,446,320
Sonat, Inc. Senior Unsecured
02/01/18	7.000%	675,000	768,999
Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	12,990,000	13,152,375
Southern Star Central Corp.(a) Senior Unsecured
03/01/16	6.750%	3,600,000	3,654,000

Total			65,269,898

Health Care 5.0%
AMGH Merger Sub, Inc. Senior Secured(a)
11/01/18	9.250%	1,246,000	1,336,335
American Renal Holdings Co., Inc. Senior Secured
05/15/18	8.375%	3,245,000	3,358,575
Apria Healthcare Group, Inc. Senior Secured
11/01/14	11.250%	2,337,000	2,395,425
CDRT Merger Sub, Inc.(a)(b)
06/01/19	8.125%	2,284,000	2,284,000
CHS/Community Health Systems, Inc.(b)
07/15/15	8.875%	3,459,000	3,575,741
ConvaTec Healthcare E SA Senior Unsecured(a)(g)
12/15/18	10.500%	10,197,000	10,502,910
HCA, Inc. Senior Secured
09/15/20	7.250%	24,445,000	25,789,475
HCA, Inc.(i)
02/15/22	7.500%	5,940,000	6,029,100
Senior Secured
02/15/20	6.500%	14,399,000	14,614,985
Hanger Orthopedic Group, Inc.
11/15/18	7.125%	4,174,000	4,278,350
Healthsouth Corp.
02/15/20	8.125%	4,638,000	5,009,040
09/15/22	7.750%	995,000	1,059,675
InVentiv Health, Inc.(a)
08/15/18	10.000%	3,872,000	3,736,480
LifePoint Hospitals, Inc.
10/01/20	6.625%	1,672,000	1,707,530
STHI Holding Corp. Secured(a)
03/15/18	8.000%	2,184,000	2,238,600
Tenet Healthcare Corp. Senior Secured
07/01/19	8.875%	3,560,000	3,933,800
Senior Unsecured
08/01/20	8.000%	2,392,000	2,439,840
Vanguard Health Holding Co. II LLC/Inc.
02/01/18	8.000%	5,429,000	5,564,725
02/01/19	7.750%	2,077,000	2,131,521

Total			101,986,107

Home Construction 0.6%
K Hovnanian Enterprises, Inc. Senior Secured(b)
10/15/16	10.625%	3,211,000	2,978,203

The accompanying Notes to Financial Statements are an integral part of this statement.

20  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)

Home Construction (cont.)
KB Home
09/15/17	9.100%	$1,020,000	$1,014,900
Shea Homes LP/Funding Corp. Senior Secured(a)
05/15/19	8.625%	7,445,000	7,426,387
William Lyon Homes, Inc.
02/15/14	7.500%	309,000	136,733

Total			11,556,223

Independent Energy 9.1%
Antero Resources Finance Corp. Senior Notes(a)(i)
08/01/19	7.250%	1,725,000	1,750,875
Berry Petroleum Co. Senior Subordinated Notes
11/01/16	8.250%	235,000	245,575
Senior Unsecured
06/01/14	10.250%	6,200,000	7,083,500
11/01/20	6.750%	2,070,000	2,126,925
Brigham Exploration Co.
10/01/18	8.750%	3,920,000	4,410,000
Carrizo Oil & Gas, Inc.
10/15/18	8.625%	11,160,000	11,885,400
Chaparral Energy, Inc.
10/01/20	9.875%	2,475,000	2,703,938
09/01/21	8.250%	6,591,000	6,805,208
Chesapeake Energy Corp.
08/15/20	6.625%	17,230,000	18,565,325
02/15/21	6.125%	9,470,000	9,896,150
Comstock Resources, Inc.
10/15/17	8.375%	3,885,000	4,118,100
04/01/19	7.750%	4,073,000	4,235,920
Concho Resources, Inc.
10/01/17	8.625%	4,332,000	4,765,200
01/15/21	7.000%	6,799,000	7,325,922
Continental Resources, Inc.
10/01/19	8.250%	1,600,000	1,760,000
10/01/20	7.375%	804,000	866,310
04/01/21	7.125%	3,368,000	3,603,760
Denbury Resources, Inc.
02/15/20	8.250%	3,901,000	4,310,605
EXCO Resources, Inc.
09/15/18	7.500%	10,568,000	10,541,580
Forest Oil Corp.
12/15/11	8.000%	475,000	483,313
MEG Energy Corp.(a)(g)
03/15/21	6.500%	6,360,000	6,614,400
Oasis Petroleum, Inc. Senior Unsecured(a)
02/01/19	7.250%	6,868,000	7,022,530
Petrohawk Energy Corp.
08/15/18	7.250%	12,139,000	14,111,587
Petrohawk Energy Corp.(a)
06/01/19	6.250%	2,736,000	3,170,340
QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	11,095,000	12,038,075
Range Resources Corp.
05/15/19	8.000%	2,835,000	3,132,675
08/01/20	6.750%	3,885,000	4,215,225
06/01/21	5.750%	7,170,000	7,519,537
Southwestern Energy Co.
02/01/18	7.500%	2,310,000	2,662,275
Venoco, Inc. Senior Unsecured
02/15/19	8.875%	7,665,000	7,933,275
Whiting Petroleum Corp.
02/01/14	7.000%	7,655,000	8,219,556

Total			184,123,081

Life Insurance 1.0%
ING Groep NV(d)(g)
12/29/49	5.775%	22,113,000	20,012,265

Lodging 0.4%
Starwood Hotels & Resorts Worldwide, Inc. Senior Unsecured
05/15/18	6.750%	4,605,000	5,146,088
12/01/19	7.150%	993,000	1,117,125
Wyndham Worldwide Corp. Senior Unsecured
02/01/18	5.750%	1,017,000	1,075,995

Total			7,339,208

Media Cable 4.5%
CCO Holdings LLC/Capital Corp.
01/15/19	7.000%	5,830,000	6,063,200
04/30/20	8.125%	18,534,000	20,387,400
CSC Holdings LLC Senior Unsecured
02/15/19	8.625%	10,261,000	11,748,845
Cablevision Systems Corp. Senior Unsecured
09/15/17	8.625%	1,889,000	2,087,345
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(a)
11/15/17	8.625%	10,005,000	10,642,819

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  21

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)

Media Cable (cont.)
DISH DBS Corp.
09/01/19	7.875%	$15,901,000	$17,471,223
DISH DBS Corp.(a)
06/01/21	6.750%	2,768,000	2,857,960
Insight Communications Co., Inc. Senior Notes(a)
07/15/18	9.375%	8,560,000	9,223,400
Quebecor Media, Inc.(a)(c)(f)(g)
01/15/49	9.750%	1,885,000	98,020
Quebecor Media, Inc.(g) Senior Unsecured
03/15/16	7.750%	9,725,000	10,065,375
03/15/16	7.750%	205,000	212,175

Total			90,857,762

Media Non-Cable 7.3%
AMC Networks, Inc.(a)(b)
07/15/21	7.750%	7,268,000	7,649,570
Belo Corp. Senior Unsecured
11/15/16	8.000%	11,890,000	13,049,275
Clear Channel Worldwide Holdings, Inc.
12/15/17	9.250%	18,400,000	20,102,000
Cumulus Media, Inc.(a)(b)
05/01/19	7.750%	3,395,000	3,293,150
EH Holding Corp. Senior Secured(a)
06/15/19	6.500%	8,538,000	8,783,468
Entravision Communications Corp. Senior Secured
08/01/17	8.750%	3,820,000	3,991,900
Intelsat Jackson Holdings SA(a)(g)
04/01/19	7.250%	5,390,000	5,457,375
04/01/21	7.500%	5,120,000	5,196,800
National CineMedia LLC Senior Notes(a)
07/15/21	7.875%	5,129,000	5,282,870
Nielsen Finance LLC/Co.(a)
10/15/18	7.750%	6,317,000	6,711,813
RR Donnelley & Sons Co. Senior Unsecured
05/15/18	7.250%	2,991,000	3,080,730
06/15/20	7.625%	3,578,000	3,694,285
Salem Communications Corp. Secured
12/15/16	9.625%	13,109,000	13,895,540
Sinclair Television Group, Inc. Secured(a)
11/01/17	9.250%	15,361,000	16,973,905
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates(c)(f)
07/01/15	9.300%	145,416	145,314
Univision Communications, Inc. Senior Secured(a)
11/01/20	7.875%	10,710,000	11,058,075
XM Satellite Radio, Inc.(a)
11/01/18	7.625%	17,610,000	18,754,650
Ziff Davis Media, Inc.(c)(d)(f)
12/15/11	13.500%	753,352	19,662

Total			147,140,382

Metals 5.2%
Alpha Natural Resources, Inc.
06/01/19	6.000%	12,576,000	12,953,280
06/01/21	6.250%	3,676,000	3,786,280
Arch Coal, Inc.(a)
06/15/19	7.000%	9,839,000	10,306,352
06/15/21	7.250%	6,561,000	6,872,647
Calcipar SA Senior Secured(a)(g)
05/01/18	6.875%	7,554,000	7,610,655
Compass Minerals International, Inc.
06/01/19	8.000%	1,300,000	1,443,000
Consol Energy, Inc.
04/01/17	8.000%	4,862,000	5,360,355
04/01/20	8.250%	10,186,000	11,331,925
FMG Resources August 2006 Proprietary Ltd.(a)(b)(g)
02/01/18	6.875%	6,658,000	6,924,320
FMG Resources August 2006 Proprietary Ltd.(a)(g)
11/01/15	7.000%	12,309,000	12,932,395
02/01/16	6.375%	4,118,000	4,184,918
JMC Steel Group Senior Notes(a)
03/15/18	8.250%	5,673,000	5,885,738
Neenah Foundry Co. Secured
07/29/15	15.000%	879,665	863,171
Novelis, Inc.(g)
12/15/20	8.750%	7,380,000	8,210,250
Rain CII Carbon LLC/Corp. Senior Secured(a)
12/01/18	8.000%	6,445,000	6,702,800

Total			105,368,086

The accompanying Notes to Financial Statements are an integral part of this statement.

22  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)
Non-Captive Consumer 1.3%
SLM Corp. Senior Notes
01/25/16	6.250%	$5,528,000	$5,784,510
Senior Unsecured
03/25/20	8.000%	8,584,000	9,405,086
Springleaf Finance Corp. Senior Unsecured
12/15/17	6.900%	12,456,000	11,615,220

Total			26,804,816

Non-Captive Diversified 7.4%
Ally Financial, Inc.
12/01/17	6.250%	7,875,000	8,023,861
03/15/20	8.000%	35,275,000	37,788,344
09/15/20	7.500%	3,890,000	4,084,500
CIT Group, Inc.(a) Secured
05/02/17	7.000%	19,935,000	19,984,837
CIT Group, Inc.(a)(b) Secured
04/01/18	6.625%	7,375,000	7,725,313
Ford Motor Credit Co. LLC Senior Unsecured
10/01/14	8.700%	1,085,000	1,245,696
05/15/18	5.000%	5,659,000	5,689,813
02/01/21	5.750%	11,845,000	12,098,815
Ford Motor Credit Co. LLC(b) Senior Unsecured
01/15/20	8.125%	18,155,000	21,539,691
International Lease Finance Corp. Senior Unsecured
03/15/17	8.750%	4,189,000	4,681,208
05/15/19	6.250%	4,604,000	4,594,336
International Lease Finance Corp.(b) Senior Unsecured
09/01/17	8.875%	9,210,000	10,315,200
12/15/20	8.250%	11,162,000	12,417,725

Total			150,189,339

Oil Field Services 1.3%
Offshore Group Investments Ltd.(a)(g) Senior Secured
08/01/15	11.500%	2,995,000	3,333,424
Offshore Group Investments Ltd.(g) Senior Secured
08/01/15	11.500%	9,501,000	10,522,357
Oil States International, Inc.(a)
06/01/19	6.500%	9,019,000	9,199,380
Trinidad Drilling Ltd. Senior Unsecured(a)(g)
01/15/19	7.875%	3,742,000	3,934,946

Total			26,990,107

Other Industry 0.7%
Aquilex Holdings LLC/Finance Corp.
12/15/16	11.125%	5,273,000	5,055,489
Chart Industries, Inc.
10/15/15	9.125%	5,140,000	5,377,725
Interline Brands, Inc.
11/15/18	7.000%	3,027,000	3,095,107

Total			13,528,321

Packaging 3.2%
ARD Finance SA Senior Secured PIK(a)(d)(g)
06/01/18	11.125%	1,833,000	1,908,611
Ardagh Packaging Finance PLC(a)(g)
10/15/20	9.125%	4,570,000	4,821,350
Senior Secured
10/15/17	7.375%	6,180,000	6,380,850
Ball Corp.
09/01/19	7.375%	1,120,000	1,232,000
09/15/20	6.750%	1,151,000	1,228,693
Greif, Inc. Senior Unsecured
02/01/17	6.750%	5,585,000	5,892,175
08/01/19	7.750%	5,079,000	5,548,808
Reynolds Group Issuer, Inc./LLC(a) Senior Secured
04/15/19	7.125%	8,925,000	8,679,562
Reynolds Group Issuer, Inc./LLC(a)(i) Senior Secured
08/15/19	7.875%	20,129,000	20,355,451
Senior Unsecured
08/15/19	9.875%	8,576,000	8,629,600

Total			64,677,100

Paper 1.0%
Cascades, Inc.(g)
12/15/17	7.750%	9,505,000	9,837,675
01/15/20	7.875%	2,000,000	2,060,000
Verso Paper Holdings LLC/Inc. Secured(a)(b)
02/01/19	8.750%	10,238,000	9,495,745

Total			21,393,420

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  23

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)
Pharmaceuticals 1.4%
Endo Pharmaceuticals Holdings, Inc.(a)
07/15/19	7.000%	$979,000	$1,025,503
01/15/22	7.250%	4,282,000	4,496,100
Grifols, Inc. Senior Secured(a)(b)
02/01/18	8.250%	6,946,000	7,310,665
Mylan, Inc.(a)
07/15/17	7.625%	3,215,000	3,528,462
11/15/18	6.000%	9,175,000	9,381,437
Warner Chilcott Co./Finance LLC(a)
09/15/18	7.750%	2,848,000	2,876,480

Total			28,618,647

Property & Casualty —%
Lumbermens Mutual Casualty(a)(e)
12/01/37	8.300%	180,000	1,368
12/01/97	8.450%	4,600,000	34,960
Subordinated Notes
07/01/26	9.150%	9,865,000	74,974

Total			111,302

Railroads 0.1%
Kansas City Southern Railway
06/01/15	8.000%	1,875,000	2,034,375

Refining 0.4%
United Refining Co. Senior Secured
02/28/18	10.500%	7,115,000	7,381,813

Retailers 1.5%
Limited Brands, Inc.
05/01/20	7.000%	2,000,000	2,125,000
04/01/21	6.625%	3,530,000	3,653,550
QVC, Inc.(a) Senior Secured
04/15/17	7.125%	1,768,000	1,900,600
10/01/19	7.500%	4,828,000	5,334,940
10/15/20	7.375%	6,333,000	6,982,132
Rite Aid Corp. Senior Secured(b)
08/15/20	8.000%	5,923,000	6,559,723
Toys R Us — Delaware, Inc. Senior Secured(a)
09/01/16	7.375%	1,051,000	1,077,275
Toys R Us Property Co. II LLC Senior Secured
12/01/17	8.500%	3,589,000	3,840,230

Total			31,473,450

Technology 3.7%
Amkor Technology, Inc.(a)(b) Senior Unsecured
06/01/21	6.625%	8,264,000	8,160,700
Amkor Technology, Inc.(b) Senior Unsecured
05/01/18	7.375%	5,742,000	5,899,905
Brocade Communications Systems, Inc. Senior Secured
01/15/18	6.625%	1,654,000	1,753,240
01/15/20	6.875%	637,000	691,941
Cardtronics, Inc.
09/01/18	8.250%	4,169,000	4,419,140
CommScope, Inc.(a)(b)
01/15/19	8.250%	1,878,000	1,953,120
Equinix, Inc. Senior Unsecured
07/15/21	7.000%	2,535,000	2,636,400
First Data Corp.(a)
01/15/21	12.625%	5,818,000	6,167,080
Senior Secured
08/15/20	8.875%	8,100,000	8,667,000
First Data Corp.(a)(b) Senior Secured
06/15/19	7.375%	4,064,000	4,104,640
Freescale Semiconductor, Inc. Senior Secured(a)(g)
04/15/18	9.250%	4,855,000	5,291,950
Interactive Data Corp.
08/01/18	10.250%	9,650,000	10,759,750
NXP BV/Funding LLC Senior Secured(a)(g)
08/01/18	9.750%	3,691,000	4,152,375
SunGard Data Systems, Inc.
11/15/18	7.375%	3,689,000	3,744,335
iGate Corp.(a)
05/01/16	9.000%	7,032,000	7,067,160

Total			75,468,736

Transportation Services 0.7%
Avis Budget Car Rental LLC/Finance, Inc.
03/15/18	9.625%	1,021,000	1,106,509
01/15/19	8.250%	4,666,000	4,811,813
Hertz Corp. (The)(a)
10/15/18	7.500%	7,875,000	8,130,937

Total			14,049,259

The accompanying Notes to Financial Statements are an integral part of this statement.

24  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)
Wireless 5.5%
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured(a)
05/01/17	7.750%	$7,016,000	$7,673,750
Clearwire Communications LLC/Finance, Inc. Senior Secured(a)
12/01/15	12.000%	4,704,000	4,786,320
Cricket Communications, Inc. Senior Secured
05/15/16	7.750%	9,072,000	9,673,020
Cricket Communications, Inc.(a) Senior Notes
10/15/20	7.750%	3,754,000	3,716,460
MetroPCS Wireless, Inc.
09/01/18	7.875%	4,835,000	5,137,188
11/15/20	6.625%	9,060,000	9,082,650
NII Capital Corp.
04/01/21	7.625%	4,572,000	4,800,600
Nextel Communications, Inc.
08/01/15	7.375%	2,522,000	2,522,000
SBA Telecommunications, Inc.
08/15/16	8.000%	1,805,000	1,929,094
08/15/19	8.250%	6,186,000	6,680,880
Sprint Capital Corp.
11/15/28	6.875%	5,405,000	5,134,750
Sprint Nextel Corp. Senior Unsecured(b)
08/15/17	8.375%	24,469,000	26,732,382
Wind Acquisition Finance SA(a)(g) Secured
07/15/17	11.750%	9,619,000	10,665,066
Senior Secured
02/15/18	7.250%	13,158,000	13,486,950

Total			112,021,110

Wirelines 3.8%
CenturyLink, Inc. Senior Unsecured(b)
06/15/21	6.450%	18,142,000	18,710,371
Frontier Communications Corp. Senior Unsecured
04/15/20	8.500%	13,119,000	14,398,102
Integra Telecom Holdings, Inc. Senior Secured(a)
04/15/16	10.750%	2,857,000	2,971,280
Level 3 Financing, Inc.(a)
04/01/19	9.375%	14,523,000	15,176,535
PAETEC Holding Corp. Senior Secured
06/30/17	8.875%	13,528,000	14,542,600
Qwest Communications International, Inc.
04/01/18	7.125%	600,000	642,000
Qwest Corp. Senior Unsecured
06/15/23	7.500%	4,035,000	4,024,913
Windstream Corp.
10/15/20	7.750%	5,885,000	6,238,100

Total			76,703,901

Total Corporate Bonds & Notes
(Cost: $1,878,140,276)			$1,936,995,426

Convertible Bonds —%

Wirelines —%
At Home Corp. Subordinated Notes(c)(e)(f)
06/12/15	4.750%	$3,896,787	$390

Total Convertible Bonds
(Cost: $—)			$390

	Weighted
	Average	Principal
Borrower	Coupon	Amount	Value

Senior Loans 0.3%

Gaming 0.2%
Caesars Octavius LLC Tranche B Term Loan(k)
04/25/17	9.250%	$5,562,000	$5,564,781

Media Non-Cable 0.1%
Cumulus Media, Inc. 2nd Lien Term Loan(k)
01/14/19	7.500%	1,026,000	1,027,282

Total Senior Loans
(Cost: $6,538,792)			$6,592,063

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  25

Portfolio of Investments (continued)

Issuer	Shares	Value

Common Stocks 0.1%

CONSUMER DISCRETIONARY —%

Media —%
Haights Cross Communications, Inc.(f)(j)	275,078	$—
Ziff Davis(c)(f)	12,260	123

Total		123

TOTAL CONSUMER DISCRETIONARY		123

CONSUMER STAPLES —%

Beverages —%
Cott Corp.(g)(l)	7,100	58,859

TOTAL CONSUMER STAPLES		58,859

FINANCIALS —%

Diversified Financial Services —%
Adelphia Recovery Trust(c)(f)(l)	1,410,902	14,109

TOTAL FINANCIALS		14,109

INDUSTRIALS —%

Building Products —%
BHM Technologies LLC(c)(f)	115,119	1,151

Commercial Services & Supplies —%
Quad Graphics, Inc.(b)	2,915	98,119

TOTAL INDUSTRIALS		99,270

INFORMATION TECHNOLOGY —%

Communications Equipment —%
Loral Space & Communications, Inc.(b)(l)	101	6,593

TOTAL INFORMATION TECHNOLOGY		6,593

MATERIALS 0.1%

Metals & Mining 0.1%
Neenah Enterprises, Inc.(c)(f)(l)	162,528	729,751

TOTAL MATERIALS		729,751

Total Common Stocks
(Cost: $4,977,908)		$908,705

Preferred Stocks —%

INDUSTRIALS —%

Industrial Conglomerates —%
BHM Technologies LLC(c)(f)(l)	1,378	$14

TOTAL INDUSTRIALS		14

Total Preferred Stocks
(Cost: $74)		$14

Warrants —%

CONSUMER DISCRETIONARY —%

Media —%
Haights Cross Communications, Inc.(c)(f)(j)(l)
1,366	$—
ION Media Network, Inc.(c)(f)(l)
444	4

Total	4

TOTAL CONSUMER DISCRETIONARY	4

Total Warrants
(Cost: $1,137,893)	$4

Money Market Fund 4.4%

Columbia Short-Term Cash Fund, 0.162%(m)(n)	88,348,769	$88,348,769

Total Money Market Fund
(Cost: $88,348,769)		$88,348,769

		Par/
	Effective	Principal/
Issuer	Yield	Shares	Value

Investments of Cash Collateral Received for Securities on Loan 5.3%

Asset-Backed Commercial Paper 0.2%
Atlantis One
08/15/11	0.150%	$4,999,354	$4,999,354

Certificates of Deposit 2.2%
Barclays Bank PLC
08/19/11	0.330%	5,000,000	5,000,000
Branch Banking & Trust Corp.
01/09/12	0.350%	5,000,000	5,000,000
Credit Industrial et Commercial
11/21/11	0.410%	4,000,000	4,000,000
DZ Bank AG
08/22/11	0.210%	2,000,000	2,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

26  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

		Par/
	Effective	Principal/
Issuer	Yield	Shares	Value

Investments of Cash Collateral Received for Securities on Loan (continued)

Certificates of Deposit (cont.)
Deutsche Bank AG
08/12/11	0.150%	$1,000,000	$1,000,000
Erste Bank der Oesterreichische
08/25/11	0.250%	5,000,000	5,000,000
FMS Wertmanagement Anstalt Des Oeffentlichen Rechts
08/01/11	0.200%	4,000,000	4,000,000
La Banque Postale
09/20/11	0.380%	4,000,000	4,000,000
N.V. Bank Nederlandse Gemeenten
09/28/11	0.260%	4,000,000	4,000,000
National Australia Bank
11/18/11	0.211%	2,503,138	2,503,138
National Bank of Canada
11/18/11	0.227%	3,000,000	3,000,000
Pohjola Bank PLC
09/28/11	0.300%	2,000,000	2,000,000
United Overseas Bank Ltd.
08/18/11	0.230%	3,000,000	3,000,000

Total			44,503,138

Commercial Paper 0.6%
Danske Corp.
08/02/11	0.220%	2,749,043	2,749,043
PB Capital Corp.
08/23/11	0.470%	2,498,466	2,498,466
09/21/11	0.491%	2,497,414	2,497,414
Suncorp Metway Ltd.
08/11/11	0.210%	4,999,096	4,999,096

Total			12,744,019

Money Market Fund 0.3%
JPMorgan Prime Money Market Fund, 0.010%(n)
		6,000,000	6,000,000

Repurchase Agreements 2.0%
Cantor Fitzgerald & Co. dated 07/29/11, matures 08/01/11, repurchase price $10,000,192(o)
	0.230%	$10,000,000	$10,000,000
Citibank NA dated 07/29/11, matures 08/01/11, repurchase price $5,000,092(o)
	0.220%	5,000,000	5,000,000
Citigroup Global Markets, Inc.(o)
dated 07/29/11, matures 08/01/11, repurchase price $2,000,020
	0.120%	2,000,000	2,000,000
repurchase price $5,000,050
	0.120%	5,000,000	5,000,000
Deutsche Bank AG dated 07/29/11, matures 08/01/11, repurchase price $7,661,915(o)
	0.250%	7,661,755	7,661,755
Mizuho Securities USA, Inc. dated 07/29/11, matures 08/01/11, repurchase price $5,000,100(o)
	0.240%	5,000,000	5,000,000
Nomura Securities dated 07/29/11, matures 08/01/11, repurchase price $5,000,098(o)
	0.235%	5,000,000	5,000,000

Total			39,661,755

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $107,908,266)			$107,908,266

Total Investments
(Cost: $2,087,051,978)			$2,140,753,637
Other Assets & Liabilities, Net			(115,303,441)

Net Assets			$2,025,450,196

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2011, the value of these securities amounted to $743,706,237 or 36.72% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  27

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

(b)	At July 31, 2011, security was partially or fully on loan.

(c)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at July 31, 2011 was $1,062,561, representing 0.05% of net assets. Information concerning such security holdings at July 31, 2011 was as follows:

	Acquisition
Security Description	Dates	Cost
Adelphia Recovery Trust Common Stock	05/17/02 – 06/07/02	$278,750
At Home Corp. Subordinated Notes 4.750% 06/12/15	07/26/05	—
BHM Technologies 0.000% 10/12/26	07/21/06 – 03/31/10	2,899,551
BHM Technologies LLC Common Stock	07/21/06	6,216
BHM Technologies LLC Preferred Stock	07/21/06	74
Collins & Aikman Products Co. Senior Subordinated Notes 12.875% 08/15/12	08/12/04 – 04/12/05	5,854,200
Haights Cross Communications, Inc. Common Stock	01/15/04 – 02/03/06	—
ION Media Networks, Inc. 0.010% 12/18/16	12/19/05 – 03/12/11	1,137,893
Lear Corp. Escrow Bond 0.000% 03/31/16	11/20/06 – 07/24/08	—
Neenah Enterprises, Inc. Common Stock	08/02/10	1,376,616
Northwest Airlines, Inc. 7.875% 03/15/13	09/15/05 – 08/29/07	—
7.625% 11/15/23	05/15/07 – 06/14/07	—
9.875% 03/15/37	07/19/02 – 10/13/06	—
10.000% 02/01/49	09/14/05 – 03/29/07	—
8.700% 03/15/49	09/16/05	—
8.875% 06/01/49	04/27/07 – 05/14/07	—
Quebecor Media, Inc. 9.750% 01/15/49	01/11/07	15,763
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates	11/27/00 – 04/20/01	124,401
Ziff Davis Common Stock	07/01/08	123
Ziff Davis Media, Inc. 13.500% 12/15/11	07/01/08 – 04/15/11	542,090

(d)	Variable rate security. The interest rate shown reflects the rate as of July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

28  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2011, the value of these securities amounted to $115,723, which represents 0.01% of net assets.

(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2011, the value of these securities amounted to $1,014,962, which represents 0.05% of net assets.

(g)	Represents a foreign security. At July 31, 2011, the value of foreign securities, excluding short-term securities, represented 9.37% of net assets.

(h)	Zero coupon bond.

(i)	Represents a security purchased on a when-issued or delayed delivery basis.

(j)	Negligible market value.

(k)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(l)	Non-income producing.

(m)	The rate shown is the seven-day current annualized yield at July 31, 2011.

(n)	Investments in affiliates during the year ended July 31, 2011:

			Sales Cost/			Dividends
	Beginning	Purchase	Proceeds	Realized	Ending	or Interest
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Income	Value
Columbia Short-Term Cash Fund	$13,652,024	$727,074,771	$(652,378,026)	$—	$88,348,769	$92,752	$88,348,769

(o)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Cantor Fitzgerald & Co. (0.230%)
Security Description	Value
Fannie Mae Grantor Trust	$19,750
Fannie Mae Interest Strip	1,136,847
Fannie Mae Pool	2,579,280
Fannie Mae Principal Strip	32,752
Fannie Mae REMICS	477,740
Fannie Mae Whole Loan	26,707
Federal Farm Credit Bank	47,854

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  29

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

Cantor Fitzgerald & Co. (0.230%) (continued)
Security Description	Value
Federal Home Loan Banks	$98,551
Federal Home Loan Mortgage Corp	64,695
Federal Home Loan Mortgage Corp. Structured Pass Through Securities	23,212
Federal National Mortgage Association	57,906
Freddie Mac Non Gold Pool	1,845,620
Freddie Mac REMICS	1,192,616
Freddie Mac Strips	144,287
Ginnie Mae I Pool	250,100
Ginnie Mae II Pool	234,377
Government National Mortgage Association	800,748
United States Treasury Inflation Indexed Bonds	11,248
United States Treasury Strip Coupon	1,037,699
United States Treasury Strip Principal	118,011

Total Market Value of Collateral Securities	$10,200,000

Citibank NA (0.220%)
Security Description	Value
Fannie Mae Pool	$3,553,792
Freddie Mac Gold Pool	1,546,208

Total Market Value of Collateral Securities	$5,100,000

Citigroup Global Markets, Inc. (0.120%)
Security Description	Value
Fannie Mae REMICS	$843,209
Fannie Mae-Aces	30,810
Freddie Mac REMICS	1,023,285
Government National Mortgage Association	142,696

Total Market Value of Collateral Securities	$2,040,000

Citigroup Global Markets, Inc. (0.120%)
Security Description	Value
Fannie Mae REMICS	$2,108,022
Fannie Mae-Aces	77,027
Freddie Mac REMICS	2,558,211
Government National Mortgage Association	356,740

Total Market Value of Collateral Securities	$5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

30  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Deutsche Bank AG (0.250%)
Security Description	Value
Fannie Mae REMICS	$1,212,073
Freddie Mac REMICS	3,263,830
Government National Mortgage Association	3,339,088

Total Market Value of Collateral Securities	$7,814,991

Mizuho Securities USA, Inc. (0.240%)
Security Description	Value
Fannie Mae Benchmark REMIC	$13,796
Fannie Mae Grantor Trust	4,760
Fannie Mae Pool	1,335,893
Fannie Mae REMICS	1,352,104
Fannie Mae Whole Loan	10,723
Federal Home Loan Mortgage Corp. Structured Pass Through Securities	66,866
Freddie Mac Gold Pool	30,629
Freddie Mac Non Gold Pool	97,471
Freddie Mac REMICS	1,620,957
Ginnie Mae II pool	2,737
Government National Mortgage Association	564,064

Total Market Value of Collateral Securities	$5,100,000

Nomura Securities (0.235%)
Security Description	Value
Ginnie Mae II pool	$5,100,000

Total Market Value of Collateral Securities	$5,100,000

Abbreviation Legend

PIK	Payment-in-Kind

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  31

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may

The accompanying Notes to Financial Statements are an integral part of this statement.

32  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of July 31, 2011:

	Fair Value at July 31, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Bonds
Corporate Bonds & Notes
Automotive	$—	$62,311,556	$3,084	$62,314,640
Electric	—	39,028,590	3,668,142	42,696,732
Media Cable	—	90,759,742	98,020	90,857,762
Media Non-Cable	—	146,975,405	164,977	147,140,382
All other industries	—	1,593,985,910	—	1,593,985,910
Convertible Bonds	—	—	390	390

Total Bonds	—	1,933,061,203	3,934,613	1,936,995,816

Equity Securities
Common Stocks
Consumer Discretionary	—	—	123	123
Consumer Staples	58,859	—	—	58,859
Financials	—	—	14,109	14,109
Industrials	98,119	—	1,151	99,270
Information Technology	6,593	—	—	6,593
Materials	—	—	729,751	729,751
Preferred Stocks
Industrials	—	—	14	14
Warrants
Consumer Discretionary	—	—	4	4

Total Equity Securities	163,571	—	745,152	908,723

Other
Senior Loans	—	6,592,063	—	6,592,063
Affiliated Money Market Fund(c)	88,348,769	—	—	88,348,769
Investments of Cash Collateral Received for Securities on Loan	6,000,000	101,908,266	—	107,908,266

Total Other	94,348,769	108,500,329	—	202,849,098

Total	$94,512,340	$2,041,561,532	$4,679,765	$2,140,753,637

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  33

Portfolio of Investments (continued)

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through correlation to prices and information from market transactions for similar or identical assets.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain common stocks, warrants and corporate fixed-income bonds & notes classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company’s bankruptcy filing.

Certain common stocks and corporate fixed-income bonds & notes classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company’s capital structure.

Certain senior loans and corporate bonds classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at July 31, 2011.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Corporate
	Bonds	Convertible	Common	Preferred		Senior
	& Notes	Bonds	Stocks	Stocks	Warrants	Loans	Total
Balance as of July 31, 2010	$—	$—	$—	$—	$—	$842,576	$842,576
Accrued discounts/premiums	59,171	—	—	—	—	2,143	61,314
Realized gain (loss)	84,917	—	—	—	—	4,567	89,484
Change in unrealized appreciation (depreciation)*	(9,070,472)	390	(916,571)	(60)	(1,137,888)	10,223	(11,114,378)
Sales	(1,443,612)	—	—	—	—	(859,509)	(2,303,121)
Purchases	9,517,124	—	1,661,705	74	1,137,892	—	12,316,795
Transfers into Level 3	4,787,095	—	—	—	—	—	4,787,095
Transfers out of Level 3	—	—	—	—	—	—	—

Balance as of July 31, 2011	$3,934,223	$390	$745,134	$14	$4	$—	$4,679,765

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to fair value the

The accompanying Notes to Financial Statements are an integral part of this statement.

34  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

security under consistently applied procedures established by and under the general supervision of the Board of Trustees.

*	Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2011 was $(11,124,601), which is comprised of:

Corporate Bonds & Notes	$(9,070,472)
Convertible Bonds	390
Common Stocks	(916,571)
Preferred Stocks	(60)
Warrants	(1,137,888)

Total change in unrealized appreciation (depreciation)	$(11,124,601)

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  35

Statement of Assets and Liabilities
July 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $1,890,794,943)	$1,944,496,602
Affiliated issuers (identified cost $88,348,769)	88,348,769
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $68,246,511)	68,246,511
Repurchase agreements (identified cost $39,661,755)	39,661,755

Total investments (identified cost $2,087,051,978)	2,140,753,637
Foreign currency (identified cost $1)	1
Receivable for:
Capital shares sold	7,598,880
Investments sold	19,887,052
Dividends	9,018
Interest	38,236,767
Reclaims	8,047

Total assets	2,206,493,402

Liabilities
Disbursements in excess of cash	1
Due upon return of securities on loan	107,908,266
Payable for:
Investments purchased	5,379,752
Investments purchased on a delayed delivery basis	51,751,836
Capital shares purchased	5,279,436
Dividend distributions to shareholders	10,372,344
Investment management fees	31,182
Distribution fees	9,589
Administration fees	3,537
Plan administration fees	2
Other expenses	307,261

Total liabilities	181,043,206

Net assets applicable to outstanding capital stock	$2,025,450,196

The accompanying Notes to Financial Statements are an integral part of this statement.

36  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Represented by
Paid-in capital	$2,051,405,639
Excess of distributions over net investment income	(253,753)
Accumulated net realized loss	(79,403,349)
Unrealized appreciation (depreciation) on:
Investments	53,701,659

Total — representing net assets applicable to outstanding capital stock	$2,025,450,196

*Value of securities on loan	$104,710,464

Net assets applicable to outstanding shares
Class A	$767,358,930
Class B	$39,724,932
Class C	$118,257,470
Class I	$209,065,280
Class R	$3,894
Class R4	$359,026
Class W	$2,478
Class Y	$10,464,022
Class Z	$880,214,164
Shares outstanding
Class A	78,609,870
Class B	4,071,575
Class C	12,122,162
Class I	21,394,275
Class R	399
Class R4	36,666
Class W	254
Class Y	1,070,375
Class Z	89,949,379
Net asset value per share
Class A(a)	$9.76
Class B	$9.76
Class C	$9.76
Class I	$9.77
Class R	$9.76
Class R4	$9.79
Class W	$9.76
Class Y	$9.78
Class Z	$9.79

(a)	The maximum offering price per share for Class A is $10.25. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  37

Statement of Operations
Year ended July 31, 2011

Net investment income
Income:
Dividends	$583
Interest	95,639,671
Dividends from affiliates	92,752
Income from securities lending — net	167,741

Total income	95,900,747

Expenses:
Investment management fees	7,531,746
Distribution fees
Class A	1,555,194
Class B	389,119
Class C	849,581
Class R	14
Class W	6
Transfer agent fees
Class A	757,843
Class B	47,297
Class C	101,592
Class R	2
Class R4	127
Class W	2
Class Y	521
Class Z	374,977
Administration fees	849,422
Plan administration fees
Class R4	880
Compensation of board members	25,906
Custodian fees	27,745
Printing and postage fees	142,732
Registration fees	160,264
Professional fees	46,222
Merger expense	68,232
Chief compliance officer expenses	291
Other	14,547

Total expenses	12,944,262

Net investment income	82,956,485

The accompanying Notes to Financial Statements are an integral part of this statement.

38  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$73,087,410
Foreign currency transactions	(17,072)
Forward foreign currency exchange contracts	12,572
Swap contracts	65,278

Net realized gain	73,148,188
Net change in unrealized appreciation (depreciation) on:
Investments	(27,378,101)

Net change in unrealized depreciation	(27,378,101)

Net realized and unrealized gain	45,770,087

Net increase in net assets resulting from operations	$128,726,572

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  39

Statement of Changes in Net Assets

Year ended July 31,	2011(a)	2010
Operations
Net investment income	$82,956,485	$56,704,678
Net realized gain	73,148,188	49,685,345
Net change in unrealized appreciation (depreciation)	(27,378,101)	6,266,646

Net increase in net assets resulting from operations	128,726,572	112,656,669

Distributions to shareholders from:
Net investment income
Class A	(40,274,280)	(36,664,965)
Class B	(2,207,477)	(2,576,009)
Class C	(4,847,777)	(3,595,551)
Class I	(13,844,734)	(14,591,459)
Class R	(160)	—
Class R4	(23,520)	(26,671)
Class R5	(28)	(144)
Class W	(133)	—
Class Y	(312,285)	—
Class Z	(22,541,034)	—
Net realized gains
Class A	(23,083,141)	—
Class B	(1,319,749)	—
Class C	(2,888,562)	—
Class I	(8,458,223)	—
Class R	(113)	—
Class R4	(16,621)	—
Class W	(113)	—
Class Z	(31,650)	—

Total distributions to shareholders	(119,849,600)	(57,454,799)

Increase in net assets from share transactions	1,244,888,097	86,704,442

Total increase in net assets	1,253,765,069	141,906,312
Net assets at beginning of year	771,685,127	629,778,815

Net assets at end of year	$2,025,450,196	$771,685,127

Undistributed (excess of distributions over) net investment income	$(253,753)	$400,470

(a)	Class R, W and Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011 and Class Y shares are for the period from March 7, 2011 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

40  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Year ended July 31,	2011(a)		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	27,978,121	272,706,366	21,298,619	199,381,768
Fund merger	21,077,630	204,981,052	—	—
Conversions from Class B	1,430,336	13,914,944	695,198	6,756,689
Distributions reinvested	4,911,353	47,283,998	3,212,052	30,311,091
Redemptions	(28,087,739)	(274,214,475)	(18,556,230)	(174,832,151)

Net increase	27,309,701	264,671,885	6,649,639	61,617,397

Class B shares
Subscriptions	455,741	4,425,953	971,816	9,083,933
Fund merger	3,648,140	35,450,437	—	—
Distributions reinvested	267,593	2,573,901	220,920	2,082,733
Conversions to Class A	(1,431,261)	(13,914,944)	(695,198)	(6,756,689)
Redemptions	(1,857,713)	(18,138,224)	(1,291,439)	(12,156,079)

Net increase (decrease)	1,082,500	10,397,123	(793,901)	(7,746,102)

Class C shares
Subscriptions	1,964,406	19,143,097	3,155,024	29,544,628
Fund merger	5,468,272	53,154,614	—	—
Distributions reinvested	552,960	5,318,003	238,328	2,252,198
Redemptions	(2,087,698)	(20,381,534)	(1,072,071)	(10,111,526)

Net increase	5,897,940	57,234,180	2,321,281	21,685,300

Class I shares
Subscriptions	11,179,597	108,886,507	4,883,384	46,098,296
Distributions reinvested	2,339,726	22,571,035	1,541,403	14,562,154
Redemptions	(10,919,111)	(106,302,045)	(5,189,329)	(49,644,006)

Net increase	2,600,212	25,155,497	1,235,458	11,016,444

Class R shares
Subscriptions	396	3,879	—	—
Distributions reinvested	3	32	—	—

Net increase	399	3,911	—	—

Class R4 shares
Subscriptions	14,083	138,019	20,839	198,325
Distributions reinvested	4,082	39,415	2,702	25,644
Redemptions	(22,874)	(224,273)	(10,126)	(97,566)

Net increase (decrease)	(4,709)	(46,839)	13,415	126,403

Class R5 shares
Subscriptions	—	—	521	5,000
Redemptions	(521)	(5,036)	—	—

Net increase (decrease)	(521)	(5,036)	521	5,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  41

Statement of Changes in Net Assets (continued)

Year ended July 31,	2011(a)		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class W shares
Subscriptions	254	2,500	—	—

Net increase	254	2,500	—	—

Class Y shares
Subscriptions	8,324	81,397	—	—
Fund merger	1,339,005	13,036,558	—	—
Distributions reinvested	6,059	59,485	—	—
Redemptions	(283,013)	(2,762,643)	—	—

Net increase	1,070,375	10,414,797	—	—

Class Z shares
Subscriptions	12,400,773	119,501,190	—	—
Fund merger	104,708,400	1,021,900,505	—	—
Distributions reinvested	720,133	7,043,829	—	—
Redemptions	(27,879,927)	(271,385,445)	—	—

Net increase	89,949,379	877,060,079	—	—

Total net increase	127,905,530	1,244,888,097	9,426,413	86,704,442

(a)	Class R, W and Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011 and Class Y shares are for the period from March 7, 2011 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

42  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended July 31,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$9.72	$9.00	$9.34	$9.99	$10.10

Income from investment operations:
Net investment income	0.62	0.73	0.75	0.69	0.68
Net realized and unrealized gain (loss) on investments	0.51	0.73	(0.39)	(0.54)	(0.10)

Total from investment operations	1.13	1.46	0.36	0.15	0.58

Less distributions to shareholders from:
Net investment income	(0.65)	(0.74)	(0.70)	(0.66)	(0.69)
Net realized gains	(0.45)	—	—	(0.14)	—

Total distributions to shareholders	(1.09)	(0.74)	(0.70)	(0.80)	(0.69)

Net asset value, end of period	$9.76	$9.72	$9.00	$9.34	$9.99

Total return	12.19%	16.76%	5.24%	1.30%	5.69%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.07%	1.11%	1.19%	1.16%	1.14%

Net expenses after fees waived or expenses reimbursed(b)	1.07%	1.11%	1.19%	1.16%	1.14%

Net investment income	6.41%	7.77%	9.15%	7.00%	6.57%

Supplemental data
Net assets, end of period (in thousands)	$767,359	$498,803	$402,064	$138,240	$177,439

Portfolio turnover	84%	86%	81%	75%	122%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  43

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$9.72	$9.00	$9.34	$9.98	$10.09

Income from investment operations:
Net investment income	0.55	0.66	0.68	0.61	0.60
Net realized and unrealized gain (loss) on investments	0.51	0.73	(0.38)	(0.53)	(0.10)

Total from investment operations	1.06	1.39	0.30	0.08	0.50

Less distributions to shareholders from:
Net investment income	(0.57)	(0.67)	(0.64)	(0.58)	(0.61)
Net realized gains	(0.45)	—	—	(0.14)	—

Total distributions to shareholders	(1.02)	(0.67)	(0.64)	(0.72)	(0.61)

Net asset value, end of period	$9.76	$9.72	$9.00	$9.34	$9.98

Total return	11.35%	15.88%	4.44%	0.64%	4.89%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.81%	1.87%	1.96%	1.92%	1.90%

Net expenses after fees waived or expenses reimbursed(b)	1.81%	1.87%	1.96%	1.92%	1.90%

Net investment income	5.61%	7.01%	8.29%	6.22%	5.79%

Supplemental data
Net assets, end of period (in thousands)	$39,725	$29,051	$34,052	$25,890	$43,356

Portfolio turnover	84%	86%	81%	75%	122%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

44  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011	2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$9.72	$9.00	$9.34	$9.98	$10.09

Income from investment operations:
Net investment income	0.55	0.65	0.68	0.61	0.60
Net realized and unrealized gain (loss) on investments	0.51	0.74	(0.38)	(0.53)	(0.10)

Total from investment operations	1.06	1.39	0.30	0.08	0.50

Less distributions to shareholders from:
Net investment income	(0.57)	(0.67)	(0.64)	(0.58)	(0.61)
Net realized gains	(0.45)	—	—	(0.14)	—

Total distributions to shareholders	(1.02)	(0.67)	(0.64)	(0.72)	(0.61)

Net asset value, end of period	$9.76	$9.72	$9.00	$9.34	$9.98

Total return	11.36%	15.89%	4.43%	0.64%	4.89%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.81%	1.86%	1.91%	1.92%	1.90%

Net expenses after fees waived or expenses reimbursed(b)	1.81%	1.86%	1.91%	1.92%	1.90%

Net investment income	5.63%	6.98%	8.36%	6.26%	5.80%

Supplemental data
Net assets, end of period (in thousands)	$118,257	$60,482	$35,123	$3,873	$4,789

Portfolio turnover	84%	86%	81%	75%	122%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  45

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$9.73	$9.01	$9.35	$10.00	$10.11

Income from investment operations:
Net investment income	0.66	0.77	0.78	0.73	0.72
Net realized and unrealized gain (loss) on investments	0.51	0.73	(0.38)	(0.54)	(0.10)

Total from investment operations	1.17	1.50	0.40	0.19	0.62

Less distributions to shareholders from:
Net investment income	(0.69)	(0.78)	(0.74)	(0.70)	(0.73)
Net realized gains	(0.45)	—	—	(0.14)	—

Total distributions to shareholders	(1.13)	(0.78)	(0.74)	(0.84)	(0.73)

Net asset value, end of period	$9.77	$9.73	$9.01	$9.35	$10.00

Total return	12.59%	17.19%	5.70%	1.72%	6.12%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.70%	0.72%	0.78%	0.75%	0.74%

Net expenses after fees waived or expenses reimbursed(b)	0.70%	0.72%	0.78%	0.75%	0.74%

Net investment income	6.81%	8.16%	9.63%	7.42%	6.96%

Supplemental data
Net assets, end of period (in thousands)	$209,065	$182,941	$158,288	$68,474	$85,512

Portfolio turnover	84%	86%	81%	75%	122%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

46  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

	Year ended
	July 31,
	2011(c)
Class R
Per share data
Net asset value, beginning of period	$9.85

Income from investment operations:
Net investment income	0.49
Net realized and unrealized gain on investments	0.37

Total from investment operations	0.86

Less distributions to shareholders from:
Net investment income	(0.50)
Net realized gains	(0.45)

Total distributions to shareholders	(0.95)

Net asset value, end of period	$9.76

Total return	9.21%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.32%	(d)

Net expenses after fees waived or expenses reimbursed(b)	1.32%	(d)

Net investment income	6.05%	(d)

Supplemental data
Net assets, end of period (in thousands)	$4

Portfolio turnover	84%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  47

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007
Class R4
Per share data
Net asset value, beginning of period	$9.75	$9.03	$9.37	$9.99	$10.10

Income from investment operations:
Net investment income	0.64	0.74	0.76	0.73	0.69
Net realized and unrealized gain (loss) on investments	0.51	0.73	(0.37)	(0.53)	(0.10)

Total from investment operations	1.15	1.47	0.39	0.20	0.59

Less distributions to shareholders from:
Net investment income	(0.66)	(0.75)	(0.73)	(0.68)	(0.70)
Net realized gains	(0.45)	—	—	(0.14)	—

Total distributions to shareholders	(1.11)	(0.75)	(0.73)	(0.82)	(0.70)

Net asset value, end of period	$9.79	$9.75	$9.03	$9.37	$9.99

Total return	12.28%	16.82%	5.61%	1.90%	5.87%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.99%	1.03%	1.08%	1.05%	1.01%

Net expenses after fees waived or expenses reimbursed(b)	0.99%	1.03%	0.88%	0.76%	0.98%

Net investment income	6.58%	7.84%	9.28%	7.42%	6.67%

Supplemental data
Net assets, end of period (in thousands)	$359	$404	$253	$143	$153

Portfolio turnover	84%	86%	81%	75%	122%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

48  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

	Year ended
	July 31,
	2011(c)
Class W
Per share data
Net asset value, beginning of period	$9.85

Income from investment operations:
Net investment income	0.52
Net realized and unrealized gain on investments	0.36

Total from investment operations	0.88

Less distributions to shareholders from:
Net investment income	(0.52)
Net realized gains	(0.45)

Total distributions to shareholders	(0.97)

Net asset value, end of period	$9.76

Total return	9.45%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.02%	(d)

Net expenses after fees waived or expenses reimbursed(b)	1.02%	(d)

Net investment income	6.38%	(d)

Supplemental data
Net assets, end of period (in thousands)	$2

Portfolio turnover	84%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  49

Financial Highlights (continued)

	Year ended
	July 31,
	2011(e)
Class Y
Per share data
Net asset value, beginning of period	$9.76

Income from investment operations
Net investment income	0.25
Net realized and unrealized gain on investments	0.02

Total from investment operations	0.27

Less distributions to shareholders from:
Net investment income	(0.25)

Net asset value, end of period	$9.78

Total return	2.81%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.66%	(d)

Net expenses after fees waived or expenses reimbursed(b)	0.66%	(d)

Net investment income	6.46%	(d)

Supplemental data
Net assets, end of period (in thousands)	$10,464

Portfolio turnover	84%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

50  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

	Year ended
	July 31,
	2011(c)
Class Z
Per share data
Net asset value, beginning of period	$9.86

Income from investment operations:
Net investment income	0.52
Net realized and unrealized gain on investments	0.40

Total from investment operations	0.92

Less distributions to shareholders from:
Net investment income	(0.54)
Net realized gains	(0.45)

Total distributions to shareholders	(0.99)

Net asset value, end of period	$9.79

Total return	9.89%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.76%	(d)

Net expenses after fees waived or expenses reimbursed(b)	0.76%	(d)

Net investment income	6.35%	(d)

Supplemental data
Net assets, end of period (in thousands)	$880,214

Portfolio turnover	84%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(c)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.
(d)	Annualized.
(e)	For the period from March 7, 2011 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  51

Notes to Financial Statements
July 31, 2011

Note 1. Organization

Columbia Income Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Bond Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class W, Class Y, and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors. Class R shares commenced operations September 27, 2010.

52  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

At August 27, 2010, all Class R5 shares were liquidated. On this date Columbia Management Investment Advisers, LLC (the Investment Manager) owned 100% of the shares.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares commenced operations September 27, 2010.

Class Y shares are not subject to sales charges and are available only to certain categories of investors which are subject to minimum initial investment requirements. Class Y commenced operations effective March 7, 2011.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus. Class Z shares commenced operations September 27, 2010.

Note 2. Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  53

Notes to Financial Statements (continued)

techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities

54  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

(such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement),

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  55

Notes to Financial Statements (continued)

the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Credit Default Swap Contracts
Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

56  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  57

Notes to Financial Statements (continued)

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at July 31, 2011
At July 31, 2011, the Fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended July 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	Forward Foreign
	Currency Exchange
Risk Exposure Category	Contracts	Swap Contracts	Total
Credit contracts	$—	$65,278	$65,278

Foreign exchange contracts	12,572	—	$12,572

Total	$12,572	$65,278	$77,850

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward Foreign
Currency Exchange
Risk Exposure Category	Contracts	Swap Contracts	Total
Credit contracts	$—	$—	$—

Foreign exchange contracts	—	—	$—

Total	$—	$—	$—

58  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Volume of Derivative Instruments for the Year Ended July 31, 2011

Contracts
Opened
Forward Foreign Currency Exchange Contracts	1

Aggregate
Notional
Opened
Credit Default Swap Contracts — Sell Protection	$25,000,000

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Investments in Loans
The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Company (FDIC) receivership, or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

Delayed Delivery Securities and Forward Sale Commitments
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

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Notes to Financial Statements (continued)

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Corporate actions and dividend income are recorded on the ex-dividend date.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

60  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes
The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders
Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  61

Notes to Financial Statements (continued)

determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective March 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.59% to 0.36% as the Fund’s net assets increase. Prior to March 1, 2011, the management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.61% to 0.38% as the Fund’s net assets increased. The management fee for the year ended July 31, 2011 was 0.58% of the Fund’s average daily net assets.

Administration Fees
Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The fee for the year ended July 31, 2011 was 0.07% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2011, there were no expenses incurred for these particular items.

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

62  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Transfer Agent Fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Funds.

Prior to September 7, 2010, the Transfer Agent received annual account-based service fees for Class A, Class B and Class C shares which amount varied by class and annual asset-based service fees based on the Fund’s average daily net assets attributable to Class R, Class R4, Class W and Class Z shares, which amount varied by class. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer and Dividend Disbursing Agent Agreement effective September 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Funds for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds (with the exception of out-of-pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I shares do not pay transfer agent fees.

For the year ended July 31, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.12%
Class B	0.12
Class C	0.12
Class R	0.08
Class R4	0.04
Class W	0.10
Class Y	0.01
Class Z	0.11

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Notes to Financial Statements (continued)

Plan Administration Fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,330,000 for Class B shares. This amount is based on the most recent information available as of June 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $832,878 for Class A, $18,372 for Class B, and $11,764 for Class C for the year ended July 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
Effective October 1, 2010, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund), through September 30, 2011, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or

64  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.15%
Class B	1.90
Class C	1.90
Class I	0.80
Class R	1.40
Class R4	1.10
Class W	1.15
Class Y	0.90
Class Z	0.90

Prior to October 1, 2010, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.14%
Class B	1.90
Class C	1.89
Class I	0.78
Class R	1.39
Class R4	1.08
Class W	1.14
Class Z	0.89

Effective October 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund), through September 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or

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Notes to Financial Statements (continued)

overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.04%
Class B	1.79
Class C	1.79
Class I	0.71
Class R	1.29
Class R4	1.01
Class W	1.04
Class Y	0.79
Class Z	0.79

Under the agreement, the following fees and expenses, are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties. Reorganization (see Note 10) costs were allocated to the Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund’s shareholders during the first year following the Reorganization.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended July 31, 2011, permanent and timing book to tax differences resulting primarily from differing treatments for foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative instruments, market discount/premium and losses deferred due to wash sales were

66  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

identified and permanent differences reclassed among the components of the Fund’s net assets in the Statement of Assets and Liabilities as follows:

Excess of distributions over net investment income	$4,852,251
Accumulated net realized loss	(4,232,042)
Paid-in capital	(620,209)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended July 31,	2011	2010
Ordinary income	$110,204,704	$57,454,799

Long-term capital gain	9,644,896	—

At July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$11,200,826
Undistributed accumulated long-term gain	38,390,952
Accumulated realized loss	(116,089,527)
Unrealized appreciation	50,914,650

At July 31, 2011, the cost of investments for federal income tax purposes was $2,087,771,310 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$76,008,935
Unrealized depreciation	$(23,026,608)

Net unrealized appreciation	$52,982,327

The following capital loss carryforward, determined at July 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2016	$28,854,980
2017	87,234,547

Total	$116,089,527

Columbia Income Opportunities Fund acquired $(136,691,965) of capital loss carryforward in connection with the Columbia High Income Fund and Columbia Conservative High Yield Fund mergers (Note 10). In addition to the acquired capital loss carryforward, the Fund also acquired unrealized capital gains as a

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Notes to Financial Statements (continued)

result of the merger. The yearly utilization of the acquired capital loss carryforward may be limited by the Internal Revenue Code.

For the year ended July 31, 2011, $20,602,438 of capital loss carryforward was utilized.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,039,042,730 and $1,169,021,442, respectively, for the year ended July 31, 2011.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At July 31, 2011, securities valued at $104,710,464 were on loan, secured by U.S. government securities valued at $20,914,244 and by cash collateral of $107,908,266 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any

68  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended July 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At July 31, 2011, the Investment Manager and/or affiliates owned 100% of the Fund’s Class I and Class W shares.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal

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Notes to Financial Statements (continued)

to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. Prior to October 14, 2010, the Fund also paid an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2011.

Note 10. Fund Merger

At the close of business on March 11, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia High Income Fund and Columbia Conservative High Yield Fund. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $849,823,636 and the combined net assets immediately after the acquisition were $2,178,346,802.

The merger was accomplished by a tax-free exchange of 94,313,458 shares of Columbia High Income Fund valued at $767,725,811 (including $4,912,535 of unrealized appreciation) and 70,056,085 shares of Columbia Conservative High Yield Fund valued at $560,797,355 (including $29,195,943 of unrealized appreciation).

In exchange for Columbia High Income Fund and Columbia Conservative High Yield Fund shares, the Fund issued the following number of shares:

Shares
Class A	21,077,630
Class B	3,648,140
Class C	5,468,272
Class Y	1,339,005
Class Z	104,708,400

70  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Columbia High Income Fund and Columbia Conservative High Yield Fund’s cost of investments was carried forward to align ongoing reporting of Columbia Income Opportunities Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Columbia High Income Fund and Columbia Conservative High Yield Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on August 1, 2010, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended July 31, 2011 would have been approximately $138.4 million, $148.4 million, $(49.2) million and $237.6 million, respectively.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  71

Notes to Financial Statements (continued)

defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither

72  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  73

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Income Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Income Opportunities Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian, agent banks and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

74  COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Income Opportunities Fund of the Columbia Funds Series Trust II at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
September 21, 2011

COLUMBIA INCOME OPPORTUNITIES FUND — 2011 ANNUAL REPORT  75

Portfolio of Investments
Columbia Inflation Protected Securities Fund
July 31, 2011
(Percentages represent value of investments compared to net assets)

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes 3.4%

Banking 0.6%
BNP Paribas Home Loan Covered Bonds SFH(a)(b)
11/02/15	2.200%	$1,370,000	$1,358,482
Cie de Financement Foncier(a)(b)
09/16/15	2.500%	2,000,000	2,025,205

Total			3,383,687

Electric 0.5%
CenterPoint Energy Houston Electric LLC
01/15/14	5.750%	1,200,000	1,331,425
Nevada Power Co.
01/15/15	5.875%	1,050,000	1,191,815

Total			2,523,240

Environmental 0.2%
Waste Management, Inc.
03/11/15	6.375%	920,000	1,063,211

Food and Beverage 0.3%
Anheuser-Busch InBev Worldwide, Inc.(a)
11/15/14	5.375%	844,000	952,725
Kraft Foods, Inc. Senior Unsecured
08/23/18	6.125%	800,000	945,452

Total			1,898,177

Gas Pipelines 0.3%
Colorado Interstate Gas Co. Senior Unsecured
11/15/15	6.800%	420,000	495,941
Enterprise Products Operating LLC
02/01/16	3.200%	465,000	480,398
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
06/15/18	6.050%	625,000	721,380

Total			1,697,719

Healthcare Insurance 0.2%
UnitedHealth Group, Inc. Senior Unsecured
08/15/14	5.000%	950,000	1,046,234

Independent Energy 0.1%
Woodside Finance Ltd.(a)(b)
11/10/14	4.500%	600,000	646,433

Media Cable 0.4%
Comcast Corp.
02/15/18	5.875%	850,000	978,595
Time Warner Cable, Inc.
07/01/18	6.750%	820,000	976,599

Total			1,955,194

Media Non-Cable 0.4%
BSKYB Finance UK PLC(a)(b)
10/15/15	5.625%	1,000,000	1,131,583
TCM Sub LLC(b)
01/15/15	3.550%	900,000	957,475

Total			2,089,058

Wireless 0.2%
Rogers Communications, Inc.(a)
08/15/18	6.800%	900,000	1,083,416

Wirelines 0.2%
AT&T, Inc. Senior Unsecured
05/15/16	2.950%	1,050,000	1,086,120

Total Corporate Bonds & Notes
(Cost: $18,130,729)			$18,472,489

Residential Mortgage-Backed Securities - Non-Agency 2.7%

Castle Peak Loan Trust CMO Series 2010-NPL1 Class A(b)(c)
12/25/50	7.750%	$748,492	$748,492
Credit Suisse Mortgage Capital Certificates CMO Series 2010-17R Class 1A2(b)(c)(d)
06/26/36	2.586%	660,201	449,200
Deutsche Mortgage Securities, Inc. CMO Series 2003-1 Class 1A7(c)
04/25/33	5.500%	1,048,029	1,069,816
GSR Mortgage Loan Trust CMO Series 2005-5F Class 2A3(c)
06/25/35	5.500%	1,069,445	1,072,282
JP Morgan Mortgage Trust CMO Series 2007-A1 Class 1A1(c)(d)
07/25/35	2.805%	2,920,670	2,665,822

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  17

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount	Value

Residential Mortgage-Backed Securities - Non-Agency (continued)
JP Morgan Reremic CMO Series 2010-5 Class 1A5(b)(c)(d)
04/26/37	4.500%	$1,606,000	$1,537,745
Morgan Stanley Reremic Trust CMO Series 2010-R9 Class 3A(b)(c)
11/26/36	3.250%	3,093,869	3,042,312
Prime Mortgage Trust CMO Series 2004-CL1 Class 3A1(c)(d)
02/25/34	6.919%	1,952,926	2,116,684
RBSSP Resecuritization Trust CMO Series 2010-12 Class 3A4(b)(c)(d)
06/27/32	4.000%	854,985	863,741
Wells Fargo Mortgage-Backed Securities Trust CMO Series 2005-AR16 Class 4A6(c)(d)
10/25/35	2.770%	1,324,225	1,304,240

Total Residential Mortgage-Backed Securities - Non-Agency
(Cost: $15,130,821)			$14,870,334

Commercial Mortgage-Backed Securities - Non-Agency 4.7%

Bear Stearns Commercial Mortgage Securities Series 2005-T18 Class A4(c)(d)
02/13/42	4.933%	$1,575,000	$1,693,274
Commercial Mortgage Pass-Through Certificates Series 2007-C9 Class A4(c)(d)
12/10/49	5.815%	1,300,000	1,439,716
GS Mortgage Securities Corp. II Series 2005-GG4 Class A4A(c)
07/10/39	4.751%	400,000	426,972
Greenwich Capital Commercial Funding Corp. (c) Series 2007-GG9 Class A4
03/10/39	5.444%	7,850,000	8,429,921
Greenwich Capital Commercial Funding Corp. (c)(e) Series 2007-GG9 Class A2
03/10/39	5.381%	232,613	235,286
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CB20 Class ASB(c)
02/12/51	5.688%	1,500,000	1,595,079
LB-UBS Commercial Mortgage Trust Series 2007-C7 Class A3(c)(d)
09/15/45	5.866%	3,325,000	3,604,576
Morgan Stanley Capital I Series 2007-IQ16 Class A4(c)
12/12/49	5.809%	2,500,000	2,727,417
Morgan Stanley Reremic Trust Series 2010-GG10 Class A4A(b)(c)(d)
08/15/45	5.800%	5,135,000	5,651,272

Total Commercial Mortgage-Backed Securities - Non-Agency
(Cost: $25,125,073)			$25,803,513

Asset-Backed Securities - Non-Agency 0.3%

Carrington Mortgage Loan Trust Series 2006-RFC1 Class A2(d)
05/25/36	0.287%	$1,571,634	$1,529,714
Structured Asset Securities Corp. CMO Series 2006-NC1 Class A6(d)
05/25/36	0.237%	272,548	269,720

Total Asset-Backed Securities - Non-Agency
(Cost: $1,783,597)			$1,799,434

Inflation-Indexed Bonds 88.5%

U.S. Treasury Inflation-Indexed Bond
01/15/14	2.000%	$26,892,140	$29,175,975
04/15/14	1.250%	13,607,183	14,549,103
07/15/14	2.000%	24,863,273	27,347,889
04/15/15	0.500%	12,767,195	13,519,343
07/15/15	1.875%	28,913,382	32,356,372
01/15/16	2.000%	10,241,730	11,583,683
04/15/16	0.125%	6,139,500	6,411,443
01/15/17	2.375%	23,127,794	26,942,557
01/15/18	1.625%	7,007,780	7,910,112
01/15/20	1.375%	4,961,233	5,497,681
07/15/20	1.250%	42,177,254	46,207,275
01/15/21	1.125%	34,795,250	37,481,016
07/15/21	0.625%	4,795,144	4,914,262
01/15/25	2.375%	32,861,458	39,883,895
01/15/28	1.750%	10,619,482	11,905,548
01/15/29	2.500%	39,949,321	49,532,225
04/15/29	3.875%	20,608,650	30,049,758
02/15/41	2.125%	24,237,195	28,566,463
U.S. Treasury Inflation-Indexed Bond(e)
07/15/16	2.500%	21,249,410	24,785,891
07/15/18	1.375%	10,735,850	11,985,723
01/15/27	2.375%	20,277,419	24,647,131

Total Inflation-Indexed Bonds
(Cost: $449,009,561)			$485,253,345

The accompanying Notes to Financial Statements are an integral part of this statement.

18  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount		Value

Inflation-Indexed Bonds (continued)
Foreign Government Obligations 2.2%

AUSTRALIA 0.5%
New South Wales Treasury Corp. Government Liquid Guaranteed(a)
03/01/17	5.500%	AUD	2,760,000	$3,116,795

MEXICO 1.7%
Mexican Bonos(a)
12/17/15	8.000%	MXN	9,944,000	9,189,217

Total Foreign Government Obligations
(Cost: $10,252,002)				$12,306,012

	Shares	Value

Money Market Fund 1.1%

Columbia Short-Term Cash Fund, 0.162%(f)(g)	5,890,446	$5,890,446

Total Money Market Fund
(Cost: $5,890,446)		$5,890,446

		Par/
	Effective	Principal/
Issuer	Yield	Shares	Value

Investments of Cash Collateral Received for Securities on Loan 0.1%

Repurchase Agreements 0.1%
Deutsche Bank AG dated 07/29/11, matures 08/01/11 repurchase price $547,634(h)
	0.250%	$547,630	$547,630

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $547,630)			$547,630

Total Investments
(Cost: $525,869,859)			$564,943,203
Other Assets & Liabilities, Net			(16,498,955)

Net Assets			$548,444,248

Investments in Derivatives

At July 31, 2011, $563,700 was held in a margin deposit account as collateral to cover initial margin requirements on open interest rate futures contracts.
Futures Contracts Outstanding at July 31, 2011

	Number of
	Contracts	Notional	Expiration	Unrealized	Unrealized
Contract Description	Long (Short)	Market Value	Date	Appreciation	Depreciation
U.S. Treasury Long Bond, 20-year	70	$8,968,750	Sept. 2011	$227,109	$—
U.S. Treasury Note, 2-year	(91)	(20,012,891)	Oct. 2011	—	(4,402)
U.S. Treasury Note, 5-year	(658)	(79,911,014)	Oct. 2011	—	(1,600,981)
U.S. Treasury Note, 10-year	93	11,688,938	Sept. 2011	—	(16,124)

Total				$227,109	$(1,621,507)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  19

Portfolio of Investments (continued)

Forward Foreign Currency Exchange Contracts Open at July 31, 2011

		Currency to		Currency to		Unrealized	Unrealized
Counterparty	Exchange Date	be Delivered		be Received		Appreciation	Depreciation
HSBC Securities (USA), Inc.	August 22, 2011	2,780,000 (AUD	)	2,966,538 (USD	)	$—	$(78,878)
Notes to Portfolio of Investments

(a)	Represents a foreign security. At July 31, 2011, the value of foreign securities, excluding short-term securities, represented 3.56% of net assets.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2011, the value of these securities amounted to $18,411,940 or 3.36% of net assets.

(c)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)	Variable rate security. The interest rate shown reflects the rate as of July 31, 2011.

(e)	At July 31, 2011, security was partially or fully on loan.

(f)	Investments in affiliates during the year ended July 31, 2011:

			Sales Cost/			Dividends
	Beginning	Purchase	Proceeds	Realized	Ending	or Interest
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Income	Value
Columbia Short-Term Cash Fund	$2,224,515	$257,475,644	$(253,809,713)	$—	$5,890,446	$11,694	$5,890,446

(g)	The rate shown is the seven-day current annualized yield at July 31, 2011.

(h)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Deutsche Bank AG (0.250%)
Security Description	Value
Fannie Mae REMICS	$86,634
Freddie Mac REMICS	233,285
Government National Mortgage Association	238,664

Total Market Value of Collateral Securities	$558,583

Abbreviation Legend

CMO	Collateralized Mortgage Obligation

The accompanying Notes to Financial Statements are an integral part of this statement.

20  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Currency Legend

AUD	Australian Dollar
MXN	Mexican Peso
USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  21

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager, Inputs used in valuations may

The accompanying Notes to Financial Statements are an integral part of this statement.

22  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of July 31, 2011:

	Fair Value at July 31, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Bonds
Corporate Bonds & Notes	$—	$18,472,489	$—	$18,472,489
Residential Mortgage-Backed Securities — Non-Agency	—	12,584,097	2,286,237	14,870,334
Commercial Mortgage-Backed Securities — Non-Agency	—	25,803,513	—	25,803,513
Asset-Backed Securities — Non-Agency	—	1,799,434	—	1,799,434
Inflation-Indexed Bonds	—	485,253,345	—	485,253,345
Foreign Government Obligations	—	12,306,012	—	12,306,012

Total Bonds	—	556,218,890	2,286,237	558,505,127

Other
Affiliated Money Market Fund(c)	5,890,446	—	—	5,890,446
Investments of Cash Collateral Received for Securities on Loan	—	547,630	—	547,630

Total Other	5,890,446	547,630	—	6,438,076

Investments in Securities	5,890,446	556,766,520	2,286,237	564,943,203
Derivatives(d)
Assets
Futures Contracts	227,109	—	—	227,109
Liabilities
Futures Contracts	(1,621,507)	—	—	(1,621,507)
Forward Foreign Currency Exchange Contracts	—	(78,878)	—	(78,878)

Total	$4,496,048	$556,687,642	$2,286,237	$563,469,927

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Certain Residential Mortgage-Backed Securities-Non-Agency bonds classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  23

Portfolio of Investments (continued)

Fair Value Measurements (continued)

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at July 31, 2011.

(d)	Futures contracts and forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Residential
	Mortgage-Backed	Asset-Backed
	Securities –	Securities –
	Non-Agency	Non-Agency	Total
Balance as of July 31, 2010	$—	$925,026	$925,026
Accrued discounts/premiums	—	3,951	3,951
Realized gain (loss)	553	3,029	3,582
Change in unrealized appreciation (depreciation)*	(20,034)	1,153	(18,881)
Sales	(530,032)	(933,159)	(1,463,191)
Purchases	2,835,750	—	2,835,750
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of July 31, 2011	$2,286,237	$—	$2,286,237

*	Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2011 was $(20,034).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

24  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Statement of Assets and Liabilities
July 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $519,431,783)	$558,505,127
Affiliated issuers (identified cost $5,890,446)	5,890,446
Investment of cash collateral received for securities on loan Repurchase agreements (identified cost $547,630)	547,630

Total investments (identified cost $525,869,859)	564,943,203
Cash	960
Foreign currency (identified cost $742,131)	769,066
Margin deposits on futures contracts	563,700
Receivable for:
Capital shares sold	1,379,672
Dividends	638
Interest	1,157,518
Expense reimbursement due from Investment Manager	2,224

Total assets	568,816,981

Liabilities
Due upon return of securities on loan	547,630
Unrealized depreciation on forward foreign currency exchange contracts	78,878
Payable for:
Investments purchased	17,552,426
Capital shares purchased	1,526,141
Variation margin on futures contracts	418,545
Investment management fees	6,539
Distribution fees	2,886
Transfer agent fees	109,499
Administration fees	1,035
Plan administration fees	1
Other expenses	129,153

Total liabilities	20,372,733

Net assets applicable to outstanding capital stock	$548,444,248

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  25

Statement of Assets and Liabilities (continued)
July 31, 2011

Represented by
Paid-in capital	$504,163,463
Undistributed net investment income	4,803,753
Accumulated net realized gain	1,847,774
Unrealized appreciation (depreciation) on:
Investments	39,073,344
Foreign currency translations	29,190
Forward foreign currency exchange contracts	(78,878)
Futures contracts	(1,394,398)

Total — representing net assets applicable to outstanding capital stock	$548,444,248

*Value of securities on loan	$8,552,682

Net assets applicable to outstanding shares
Class A	$273,194,763
Class B	$8,845,838
Class C	$17,962,928
Class I	$202,936,550
Class R	$1,955,036
Class R4	$75,593
Class W	$42,039,626
Class Z	$1,433,914
Shares outstanding
Class A	24,761,212
Class B	802,228
Class C	1,630,404
Class I	18,391,229
Class R	177,356
Class R4	6,856
Class W	3,804,829
Class Z	129,987
Net asset value per share
Class A(a)	$11.03
Class B	$11.03
Class C	$11.02
Class I	$11.03
Class R	$11.02
Class R4	$11.03
Class W	$11.05
Class Z	$11.03

(a)	The maximum offering price per share for Class A is $11.37. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Statement of Operations
Year ended July 31, 2011

Net investment income
Income:
Interest	$22,206,770
Dividends from affiliates	11,694
Income from securities lending — net	10,537
Foreign taxes withheld	(6,481)

Total income	22,222,520

Expenses:
Investment management fees	2,373,468
Distribution fees
Class A	687,482
Class B	132,836
Class C	170,856
Class R	8,927
Class W	98,695
Transfer agent fees
Class A	771,666
Class B	37,417
Class C	48,341
Class R	4,900
Class R4	49
Class W	100,676
Class Z	1,149
Administration fees	375,558
Plan administration fees
Class R	346
Class R4	199
Compensation of board members	12,476
Custodian fees	29,510
Printing and postage fees	76,190
Registration fees	153,272
Professional fees	34,198
Other	21,433

Total expenses	5,139,644
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,092,024)

Total net expenses	4,047,620

Net investment income	18,174,900

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  27

Statement of Operations (continued)
Year ended July 31, 2011

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$26,328,572
Foreign currency transactions	(14,553)
Forward foreign currency exchange contracts	(38,201)
Futures contracts	(1,983,878)
Options contracts written	190,169

Net realized gain	24,482,109
Net change in unrealized appreciation (depreciation) on:
Investments	11,668,736
Foreign currency translations	28,361
Forward foreign currency exchange contracts	(72,919)
Futures contracts	(1,459,494)

Net change in unrealized appreciation	10,164,684

Net realized and unrealized gain	34,646,793

Net increase in net assets resulting from operations	$52,821,693

The accompanying Notes to Financial Statements are an integral part of this statement.

28  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended July 31,	2011(a)	2010(b)
Operations
Net investment income	$18,174,900	$17,094,457
Net realized gain	24,482,109	10,333,574
Net change in unrealized appreciation	10,164,684	23,912,168

Net increase in net assets resulting from operations	52,821,693	51,340,199

Distributions to shareholders from:
Net investment income
Class A	(8,753,904)	(4,656,192)
Class B	(309,211)	(243,181)
Class C	(437,011)	(160,988)
Class I	(7,325,430)	(3,841,799)
Class R	(55,498)	(13,595)
Class R4	(2,695)	(1,395)
Class R5	—	(28)
Class W	(1,136,187)	(2,795,004)
Class Z	(25,561)	—

Total distributions to shareholders	(18,045,497)	(11,712,182)

Decrease in net assets from share transactions	(102,285,053)	(79,297,294)

Total decrease in net assets	(67,508,857)	(39,669,277)
Net assets at beginning of year	615,953,105	655,622,382

Net assets at end of year	$548,444,248	$615,953,105

Undistributed net investment income	$4,803,753	$4,705,315

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	Class R shares are for the period from August 3, 2009 (commencement of operations) to July 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  29

Statement of Changes in Net Assets (continued)

	2011(a)		2010(b)
Year ended July 31,	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	6,635,235	70,225,853	11,794,082	119,032,548
Conversions from Class B	356,739	3,855,886	512,162	5,305,388
Distributions reinvested	741,472	7,837,114	444,641	4,489,358
Redemptions	(11,722,071)	(123,241,184)	(8,992,409)	(90,843,200)

Net increase (decrease)	(3,988,625)	(41,322,331)	3,758,476	37,984,094

Class B shares
Subscriptions	495,585	5,332,658	338,180	3,410,890
Distributions reinvested	27,729	293,524	23,931	240,668
Conversions to Class A	(356,742)	(3,855,886)	(513,149)	(5,305,388)
Redemptions	(810,221)	(8,634,361)	(931,781)	(9,369,546)

Net decrease	(643,649)	(6,864,065)	(1,082,819)	(11,023,376)

Class C shares
Subscriptions	470,525	4,965,605	976,319	9,723,115
Distributions reinvested	31,454	332,779	12,760	128,750
Redemptions	(530,419)	(5,603,223)	(483,755)	(4,858,170)

Net increase (decrease)	(28,440)	(304,839)	505,324	4,993,695

Class I shares
Subscriptions	3,297,278	34,458,884	6,319,341	63,918,711
Distributions reinvested	693,179	7,325,038	394,500	3,983,029
Redemptions	(3,368,097)	(35,758,644)	(8,049,327)	(81,047,037)

Net increase (decrease)	622,360	6,025,278	(1,335,486)	(13,145,297)

Class R shares
Subscriptions	131,927	1,380,125	192,915	1,910,034
Distributions reinvested	1,846	19,509	443	4,490
Redemptions	(98,828)	(1,049,896)	(50,947)	(513,609)

Net increase	34,945	349,738	142,411	1,400,915

Class R4 shares
Subscriptions	1,230	12,876	1,938	19,433
Distributions reinvested	221	2,335	124	1,247
Redemptions	(2,234)	(23,558)	(2,745)	(27,229)

Net decrease	(783)	(8,347)	(683)	(6,549)

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	Class R shares are for the period from August 3, 2009 (commencement of operations) to July 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

30  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

	2011(a)		2010(b)
Year ended July 31,	Shares	Dollars ($)	Shares	Dollars ($)
Class R5 shares
Subscriptions	—	—	496	5,000
Redemptions	(496)	(5,198)	—	—

Net increase (decrease)	(496)	(5,198)	496	5,000

Class W shares
Subscriptions	1,673,343	17,860,805	1,848,407	18,620,656
Distributions reinvested	107,090	1,136,019	290,359	2,923,728
Redemptions	(7,666,226)	(80,539,217)	(11,923,708)	(121,050,160)

Net decrease	(5,885,793)	(61,542,393)	(9,784,942)	(99,505,776)

Class Z shares
Subscriptions	133,024	1,419,950	—	—
Distributions reinvested	458	4,878	—	—
Redemptions	(3,495)	(37,724)	—	—

Net increase	129,987	1,387,104	—	—

Total net decrease	(9,760,494)	(102,285,053)	(7,797,223)	(79,297,294)

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	Class R shares are for the period from August 3, 2009 (commencement of operations) to July 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  31

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended July 31,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$10.36	$9.75	$10.27	$9.69	$9.71

Income from investment operations:
Net investment income	0.34	0.25	0.00 (a)	0.59	0.35
Net realized and unrealized gain (loss) on investments	0.68	0.54	(0.14)	0.49	0.04

Total from investment operations	1.02	0.79	(0.14)	1.08	0.39

Less distributions to shareholders from:
Net investment income	(0.35)	(0.18)	(0.09)	(0.50)	(0.41)
Net realized gains	—	—	(0.10)	—	—
Tax return of capital	—	—	(0.19)	—	—

Total distributions to shareholders	(0.35)	(0.18)	(0.38)	(0.50)	(0.41)

Net asset value, end of period	$11.03	$10.36	$9.75	$10.27	$9.69

Total return	10.02%	8.13%	(1.24% )	11.24%	4.08%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.10%	0.99%	0.93%	0.93%	0.98%

Net expenses after fees waived or expenses reimbursed(c)	0.85%	0.85%	0.85%	0.84%	0.84%

Net investment income (loss)	3.21%	2.53%	(0.02% )	5.74%	3.65%

Supplemental data
Net assets, end of period (in thousands)	$273,195	$297,827	$243,640	$222,999	$65,960

Portfolio turnover	99%	177%	160% (d)	59%	76%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

32  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011	2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$10.35	$9.74	$10.26	$9.69	$9.70

Income from investment operations:
Net investment income (loss)	0.25	0.19	(0.09)	0.48	0.26
Net realized and unrealized gain (loss) on investments	0.69	0.53	(0.12)	0.51	0.06

Total from investment operations	0.94	0.72	(0.21)	0.99	0.32

Less distributions to shareholders from:
Net investment income	(0.26)	(0.11)	(0.07)	(0.42)	(0.33)
Net realized gains	—	—	(0.10)	—	—
Tax return of capital	—	—	(0.14)	—	—

Total distributions to shareholders	(0.26)	(0.11)	(0.31)	(0.42)	(0.33)

Net asset value, end of period	$11.03	$10.35	$9.74	$10.26	$9.69

Total return	9.22%	7.40%	(1.99% )	10.29%	3.40%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.85%	1.74%	1.69%	1.69%	1.74%

Net expenses after fees waived or expenses reimbursed(c)	1.60%	1.61%	1.61%	1.60%	1.60%

Net investment income (loss)	2.37%	1.84%	(0.98% )	4.71%	2.68%

Supplemental data
Net assets, end of period (in thousands)	$8,846	$14,961	$24,639	$36,024	$16,144

Portfolio turnover	99%	177%	160% (d)	59%	76%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  33

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$10.35	$9.74	$10.26	$9.69	$9.70

Income from investment operations:
Net investment income (loss)	0.27	0.17	(0.08)	0.54	0.28
Net realized and unrealized gain (loss) on investments	0.67	0.55	(0.13)	0.45	0.04

Total from investment operations	0.94	0.72	(0.21)	0.99	0.32

Less distributions to shareholders from:
Net investment income	(0.27)	(0.11)	(0.07)	(0.42)	(0.33)
Net realized gains	—	—	(0.10)	—	—
Tax return of capital	—	—	(0.14)	—	—

Total distributions to shareholders	(0.27)	(0.11)	(0.31)	(0.42)	(0.33)

Net asset value, end of period	$11.02	$10.35	$9.74	$10.26	$9.69

Total return	9.21%	7.41%	(1.98% )	10.30%	3.40%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.85%	1.74%	1.68%	1.68%	1.74%

Net expenses after fees waived or expenses reimbursed(c)	1.60%	1.60%	1.60%	1.59%	1.60%

Net investment income (loss)	2.60%	1.72%	(0.79% )	5.25%	2.87%

Supplemental data
Net assets, end of period (in thousands)	$17,963	$17,161	$11,239	$10,683	$1,784

Portfolio turnover	99%	177%	160% (d)	59%	76%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

34  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011	2010	2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$10.36	$9.75	$10.27	$9.69	$9.71

Income from investment operations:
Net investment income	0.40	0.30	0.05	0.54	0.46
Net realized and unrealized gain (loss) on investments	0.66	0.53	(0.16)	0.58	(0.04)

Total from investment operations	1.06	0.83	(0.11)	1.12	0.42

Less distributions to shareholders from:
Net investment income	(0.39)	(0.22)	(0.10)	(0.54)	(0.44)
Net realized gains	—	—	(0.10)	—	—
Tax return of capital	—	—	(0.21)	—	—

Total distributions to shareholders	(0.39)	(0.22)	(0.41)	(0.54)	(0.44)

Net asset value, end of period	$11.03	$10.36	$9.75	$10.27	$9.69

Total return	10.47%	8.47%	(0.90% )	11.65%	4.44%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.57%	0.55%	0.54%	0.56%	0.58%

Net expenses after fees waived or expenses reimbursed(c)	0.45%	0.49%	0.51%	0.47%	0.49%

Net investment income	3.83%	2.94%	0.48%	5.34%	4.75%

Supplemental data
Net assets, end of period (in thousands)	$202,937	$184,100	$186,201	$402,166	$310,160

Portfolio turnover	99%	177%	160% (d)	59%	76%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  35

Financial Highlights (continued)

	Year ended
	July 31,
	2011	2010(e)
Class R
Per share data
Net asset value, beginning of period	$10.35	$9.68

Income from investment operations:
Net investment income	0.36	0.18
Net realized and unrealized gain on investments	0.63	0.62

Total from investment operations	0.99	0.80

Less distributions to shareholders from:
Net investment income	(0.32)	(0.13)

Net asset value, end of period	$11.02	$10.35

Total return	9.73%	8.34%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.36%	1.36%	(f)

Net expenses after fees waived or expenses reimbursed(c)	1.12%	1.29%	(f)

Net investment income	3.39%	1.84%	(f)

Supplemental data
Net assets, end of period (in thousands)	$1,955	$1,474

Portfolio turnover	99%	177%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

36  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011	2010	2009	2008	2007
Class R4
Per share data
Net asset value, beginning of period	$10.35	$9.74	$10.26	$9.66	$9.70

Income from investment operations:
Net investment income (loss)	0.36	0.26	(0.02)	0.63	0.33
Net realized and unrealized gain (loss) on investments	0.68	0.54	(0.10)	0.49	0.04

Total from investment operations	1.04	0.80	(0.12)	1.12	0.37

Less distributions to shareholders from:
Net investment income	(0.36)	(0.19)	(0.09)	(0.52)	(0.41)
Net realized gains	—	—	(0.10)	—	—
Tax return of capital	—	—	(0.21)	—	—

Total distributions to shareholders	(0.36)	(0.19)	(0.40)	(0.52)	(0.41)

Net asset value, end of period	$11.03	$10.35	$9.74	$10.26	$9.66

Total return	10.24%	8.19%	(1.07% )	11.71%	3.92%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.88%	0.86%	0.85%	0.85%	0.77%

Net expenses after fees waived or expenses reimbursed(c)	0.75%	0.79%	0.69%	0.51%	0.69%

Net investment income (loss)	3.42%	2.57%	(0.20% )	6.11%	3.17%

Supplemental data
Net assets, end of period (in thousands)	$76	$79	$81	$43	$10

Portfolio turnover	99%	177%	160% (d)	59%	76%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  37

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007(g)
Class W
Per share data
Net asset value, beginning of period	$10.35	$9.75	$10.27	$9.69	$9.82

Income from investment operations:
Net investment income (loss)	0.30	0.26	(0.03)	0.75	0.33
Net realized and unrealized gain on investments	0.73	0.51	(0.12)	0.32	(0.25)

Total from investment operations	1.03	0.77	(0.15)	1.07	0.08

Less distributions to shareholders from:
Net investment income	(0.33)	(0.17)	(0.09)	(0.49)	(0.21)
Net realized gains	—	—	(0.10)	—	—
Tax return of capital	—	—	(0.18)	—	—

Total distributions to shareholders	(0.33)	(0.17)	(0.37)	(0.49)	(0.21)

Net asset value, end of period	$11.05	$10.35	$9.75	$10.27	$9.69

Total return	10.14%	7.93%	(1.35% )	11.14%	0.95%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.07%	1.01%	0.99%	1.00%	1.06%	(f)

Net expenses after fees waived or expenses reimbursed(c)	0.86%	0.94%	0.96%	0.92%	0.93%	(f)

Net investment income (loss)	2.87%	2.55%	(0.28% )	7.28%	5.19%	(f)

Supplemental data
Net assets, end of period (in thousands)	$42,040	$100,345	$189,822	$253,836	$5

Portfolio turnover	99%	177%	160% (d)	59%	76%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

38  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

	Year ended
	July 31, 2011(h)
Class Z
Per share data
Net asset value, beginning of period	$10.59

Income from investment operations:
Net investment income	0.60
Net realized and unrealized gain on investments	0.17

Total from investment operations	0.77

Less distributions to shareholders from:
Net investment income	(0.33)

Total distributions to shareholders	(0.33)

Net asset value, end of period	$11.03

Total return	7.45%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.85%	(f)

Net expenses after fees waived or expenses reimbursed(c)	0.60%	(f)

Net investment income	6.88%	(f)

Supplemental data
Net assets, end of period (in thousands)	$1,434

Portfolio turnover	99%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been the same as presented in the table above for the year ended July 31, 2009.
(e)	For the period from August 3, 2009 (commencement of operations) to July 31, 2010.
(f)	Annualized.
(g)	For the period from December 1, 2006 (commencement of operations) to July 31, 2007.
(h)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  39

Notes to Financial Statements
July 31, 2011

Note 1. Organization

Columbia Inflation Protected Securities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Bond Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class W, and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors. Effective September 7, 2010, Class R2 shares were renamed Class R shares.

40  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

At August 27, 2010, all Class R5 shares were liquidated. On this date Columbia Management Investment Advisers, LLC (the Investment Manager) owned 100% of the shares.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus. Class Z shares commenced operations September 27, 2010.

Note 2. Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  41

Notes to Financial Statements (continued)

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities

42  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

(such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement),

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  43

Notes to Financial Statements (continued)

the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts
Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

44  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to produce incremental earnings and protect gains/decrease the Fund’s exposure to equity risk and to increase return on investments, protect gains, and facilitate buying and selling of securities for investments. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires or is exercised. When option contracts on debt securities or futures are exercised, the Fund will realize a gain or loss. When other option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  45

Notes to Financial Statements (continued)

amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

	Puts		Calls
	Contracts	Premiums	Contracts	Premiums
Balance July 31, 2010	—	$—	—	$—
Opened	340	150,895	198	58,896
Closed	(218)	(90,088)	—	—
Expired	(122)	(60,807)	(198)	(58,896)

Balance July 31, 2011	—	$—	—	$—

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at July 31, 2011

	Asset derivatives			Liability derivatives
	Statement of Assets			Statement of Assets
Risk Exposure	and Liabilities			and Liabilities
Category	Location	Fair Value		Location	Fair Value
Foreign exchange contracts				Unrealized depreciation on forward foreign currency exchange contracts	$78,878

Interest rate contracts	Net assets — unrealized appreciation on futures contracts	$227,109	*	Net assets — unrealized depreciation on futures contracts	1,621,507	*

Total		$227,109			$1,700,385

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

46  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Effect of Derivative Instruments in the Statement of Operations for the Year Ended July 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	Forward Foreign
	Currency Exchange	Future	Option
Risk Exposure Category	Contracts	Contracts	Contracts	Total
Foreign exchange contracts	$(38,201)	$—	$—	$(38,201)

Interest rate contracts	—	(1,983,878)	190,169	$(1,793,709)

Total	$(38,201)	$(1,983,878)	$190,169	$(1,831,910)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Forward Foreign
	Currency Exchange	Future	Option
Risk Exposure Category	Contracts	Contracts	Contracts	Total
Foreign exchange contracts	$(72,919)	$—	$—	$(72,919)

Interest rate contracts	—	(1,459,494)	—	$(1,459,494)

Total	$(72,919)	$(1,459,494)	$—	$(1,532,413)

Volume of Derivative Instruments for the Year Ended July 31, 2011

Contracts
Opened
Forward Foreign Currency Exchange Contracts	8

Futures Contracts	12,776

Options Contracts	538

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Treasury Inflation Protected Securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  47

Notes to Financial Statements (continued)

decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Inflation adjustments to the principal amount and cost basis of inflation-indexed securities are included in interest income.

Expenses
General expenses of the Corporation are allocated to the Fund and other funds of the Corporation based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

48  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Foreign Taxes
The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders
Distributions from net investment income are declared and paid each calendar quarter, if any. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.44% to 0.25% as the Fund’s net assets increase. The management fee for the year ended July 31, 2011 was 0.44% of the Fund’s average daily net assets.

Administration Fees
Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  49

Notes to Financial Statements (continued)

average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The fee for the year ended July 31, 2011 was 0.07% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2011, other expenses paid to this company were $286.

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Funds.

Prior to September 7, 2010, the Transfer Agent received annual account-based service fees for Class A, Class B and Class C shares which amount varied by class and annual asset-based service fees based on the Fund’s average daily net assets attributable to Class R, Class R4, Class W and Class Z shares, which amount varied by class. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer and Dividend Disbursing Agent Agreement effective September 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Funds for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds that is a percentage of the average aggregate value of the Fund’s shares maintained in

50  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I shares do not pay transfer agent fees.

For the year ended July 31, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.28%
Class B	0.28
Class C	0.28
Class R	0.28
Class R4	0.06
Class W	0.26
Class Z	0.30

Plan Administration Fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to September 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R shares for such services.

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  51

Notes to Financial Statements (continued)

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $951,000 and $178,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $140,098 for Class A, $4,249 for Class B and $1,860 for Class C for the year ended July 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
Effective October 1, 2010, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2011, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.85%
Class B	1.60
Class C	1.60
Class I	0.44
Class R	1.10
Class R4	0.74
Class W	0.85
Class Z	0.60

Prior to October 1, 2010, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.85%
Class B	1.61
Class C	1.60
Class I	0.49
Class R	1.29
Class R4	0.79
Class W	0.94

52  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Effective October 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.85%
Class B	1.60
Class C	1.60
Class I	0.40
Class R	1.10
Class R4	0.70
Class W	0.85
Class Z	0.60

Under the agreement, the following fees and expenses, are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended July 31, 2011, permanent and timing book to tax differences resulting primarily from differing treatments for futures and options contracts, foreign currency transactions and losses deferred due to wash sales were

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  53

Notes to Financial Statements (continued)

identified and permanent differences reclassed among the components of the Fund’s net assets in the Statement of Assets and Liabilities as follows:

Undistributed net investment income	$(30,965)
Accumulated net realized gain	30,965
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended July 31,	2011	2010
Ordinary income	$18,045,497	$11,712,182
Long-term capital gain	—	—

At July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,175,947
Undistributed accumulated long-term gain	4,870,363
Unrealized appreciation	34,234,475

At July 31, 2011, the cost of investments for federal income tax purposes was $529,032,941 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$36,232,018
Unrealized depreciation	(321,756)

Net unrealized appreciation	$35,910,262

For the year ended July 31, 2011, $17,202,378 of capital loss carryforward was utilized.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

54  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $542,602,271 and $644,799,209, respectively, for the year ended July 31, 2011.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At July 31, 2011, securities valued at $8,552,682 were on loan, secured by U.S. government securities valued at $7,940,371 and by cash collateral of $547,630 partially or fully invested in short-term securities or other cash equivalents. At July 31, 2011, due to fluctuating market conditions, the Fund was undercollateralized. However, on August 1, 2011, the Fund returned to an adequately collateralized position.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended July 31, 2011 is disclosed in the

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  55

Notes to Financial Statements (continued)

Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At July 31, 2011, the Investment Manager and/or affiliates owned 100% of the Fund’s Class I shares. At July 31, 2011, the Investment Manager and/or affiliates owned approximately 37% of the outstanding fund shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to

56  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

$300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. Prior to October 14, 2010, the Fund also paid an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2011.

Note 10. Significant Risks

Non-Diversification Risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer companies than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Inflation Protected Securities Risk
Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of Fund distributions that comes from inflation adjustments.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  57

Notes to Financial Statements (continued)

funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered

58  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Inflation Protected Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Inflation Protected Securities Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

60  COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Inflation Protected Securities Fund of the Columbia Funds Series Trust II at July 31, 2011. the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
September 21, 2011

COLUMBIA INFLATION PROTECTED SECURITIES FUND — 2011 ANNUAL REPORT  61

Portfolio of Investments
Columbia Large Core Quantitative Fund
July 31, 2011
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks 98.8%

CONSUMER DISCRETIONARY 10.2%

Diversified Consumer Services 1.7%
Apollo Group, Inc., Class A(a)	1,073,363	$54,559,041
H&R Block, Inc.(b)	391,500	5,856,840

Total		60,415,881

Internet & Catalog Retail 0.7%
priceline.com, Inc.(a)	43,600	23,441,540

Media 3.4%
Comcast Corp., Class A	1,684,200	40,454,484
DIRECTV, Class A(a)	1,311,000	66,441,480
Time Warner Cable, Inc.	130,802	9,589,095

Total		116,485,059

Multiline Retail 0.1%
Family Dollar Stores, Inc.	79,379	4,215,819

Specialty Retail 4.3%
AutoZone, Inc.(a)(b)	205,127	58,553,502
GameStop Corp., Class A(a)(b)	242,823	5,725,766
Limited Brands, Inc.(b)	1,522,519	57,642,569
Ross Stores, Inc.	307,376	23,289,880
TJX Companies, Inc.	34,640	1,915,592

Total		147,127,309

TOTAL CONSUMER DISCRETIONARY		351,685,608

CONSUMER STAPLES 10.8%

Beverages 0.2%
Coca-Cola Enterprises, Inc.	194,500	5,467,395

Food & Staples Retailing 4.2%
Kroger Co. (The)	868,732	21,605,365
Wal-Mart Stores, Inc.(b)	1,850,092	97,518,349
Walgreen Co.	662,790	25,875,322

Total		144,999,036

Food Products 1.7%
Hershey Co. (The)(b)	831,984	46,957,177
Hormel Foods Corp.(b)	375,308	10,872,673

Total		57,829,850

Household Products 0.4%
Kimberly-Clark Corp.	209,600	13,699,456

Tobacco 4.3%
Lorillard, Inc.	409,700	43,518,334
Philip Morris International, Inc.	1,474,919	104,969,985

Total		148,488,319

TOTAL CONSUMER STAPLES		370,484,056

ENERGY 12.8%

Energy Equipment & Services 2.0%
National Oilwell Varco, Inc.	848,782	68,386,366

Oil, Gas & Consumable Fuels 10.8%
Apache Corp.	682,796	84,475,521
Chevron Corp.	1,144,521	119,053,074
ConocoPhillips(b)	1,069,528	76,995,321
Exxon Mobil Corp.	581,641	46,409,135
Marathon Oil Corp.	273,033	8,455,832
Tesoro Corp.(a)(b)	1,235,643	30,013,769
Valero Energy Corp.	221,472	5,563,377

Total		370,966,029

TOTAL ENERGY		439,352,395

FINANCIALS 14.3%

Capital Markets 2.0%
Franklin Resources, Inc.	476,611	60,510,533
T Rowe Price Group, Inc.(b)	144,875	8,228,900

Total		68,739,433

Commercial Banks 0.8%
KeyCorp	3,474,210	27,932,648

Consumer Finance 2.5%
Capital One Financial Corp.(b)	1,154,597	55,189,737
Discover Financial Services	1,188,855	30,446,576

Total		85,636,313

Diversified Financial Services 4.0%
Citigroup, Inc.(b)	431,341	16,537,614
JPMorgan Chase & Co.	2,591,985	104,845,793
Moody’s Corp.(b)	255,000	9,080,550
NASDAQ OMX Group, Inc. (The)(a)	292,766	7,046,878

Total		137,510,835

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  17

Portfolio of Investments (continued)

Issuer	Shares	Value

Common Stocks (continued)

FINANCIALS (cont.)
Insurance 3.7%
Aflac, Inc.	669,981	$30,859,325
Hartford Financial Services Group, Inc.(b)	1,532,743	35,896,841
Lincoln National Corp.(b)	699,183	18,528,349
Prudential Financial, Inc.	586,404	34,410,187
Torchmark Corp.	196,058	7,918,783

Total		127,613,485

Real Estate Investment Trusts (REITs) 1.3%
Apartment Investment & Management Co., Class A	249,263	6,804,880
Public Storage	41,383	4,950,648
Simon Property Group, Inc.(b)	276,830	33,360,783

Total		45,116,311

TOTAL FINANCIALS		492,549,025

HEALTH CARE 11.5%

Biotechnology 1.8%
Biogen Idec, Inc.(a)	293,400	29,888,658
Gilead Sciences, Inc.(a)	792,134	33,554,796

Total		63,443,454

Health Care Equipment & Supplies 0.4%
Baxter International, Inc.	221,616	12,891,403

Health Care Providers & Services 1.9%
UnitedHealth Group, Inc.	1,319,240	65,473,881

Pharmaceuticals 7.4%
Abbott Laboratories	595,244	30,547,922
Eli Lilly & Co.(b)	1,954,473	74,856,316
Forest Laboratories, Inc.(a)	218,358	8,092,348
Merck & Co., Inc.	1,374,171	46,900,456
Pfizer, Inc.	4,885,093	93,989,189

Total		254,386,231

TOTAL HEALTH CARE		396,194,969

INDUSTRIALS 10.4%

Aerospace & Defense 4.5%
General Dynamics Corp.	599,091	40,822,061
Lockheed Martin Corp.(b)	489,390	37,061,505
Northrop Grumman Corp.(b)	226,737	13,719,856
Raytheon Co.(b)	783,384	35,040,766
United Technologies Corp.	333,257	27,607,010

Total		154,251,198

Air Freight & Logistics 1.1%
United Parcel Service, Inc., Class B	538,745	37,291,929

Commercial Services & Supplies 1.1%
Pitney Bowes, Inc.(b)	669,404	14,425,656
RR Donnelley & Sons Co.(b)	1,362,273	25,624,355

Total		40,050,011

Construction & Engineering 0.5%
KBR, Inc.	490,823	17,497,840

Electrical Equipment 0.1%
Emerson Electric Co.	70,970	3,483,917

Industrial Conglomerates 2.1%
General Electric Co.	4,089,907	73,250,234

Professional Services 0.4%
Dun & Bradstreet Corp.	195,900	14,212,545

Trading Companies & Distributors 0.6%
WW Grainger, Inc.(b)	131,200	19,466,144

TOTAL INDUSTRIALS		359,503,818

INFORMATION TECHNOLOGY 18.5%

Computers & Peripherals 6.8%
Apple, Inc.(a)	456,771	178,359,940
Dell, Inc.(a)(b)	809,863	13,152,175
Lexmark International, Inc., Class A(a)(b)	508,794	17,080,215
SanDisk Corp.(a)	244,750	10,409,217
Western Digital Corp.(a)	459,883	15,847,568

Total		234,849,115

IT Services 3.3%
International Business Machines Corp.(b)(c)	631,581	114,853,005

Semiconductors & Semiconductor Equipment 4.6%
Intel Corp.(b)	2,137,819	47,737,498
Micron Technology, Inc.(a)(b)	1,451,769	10,699,538
Novellus Systems, Inc.(a)(b)	207,462	6,439,621
Teradyne, Inc.(a)(b)	1,737,100	23,433,479
Texas Instruments, Inc.(b)	2,309,615	68,711,046

Total		157,021,182

Software 3.8%
Microsoft Corp.	4,799,470	131,505,478

TOTAL INFORMATION TECHNOLOGY		638,228,780

The accompanying Notes to Financial Statements are an integral part of this statement.

18  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)
MATERIALS 3.6%

Chemicals 2.1%
CF Industries Holdings, Inc.	123,874	$19,240,110
Eastman Chemical Co.	479,896	46,353,155
PPG Industries, Inc.	83,901	7,064,464

Total		72,657,729

Metals & Mining 1.5%
Freeport-McMoRan Copper & Gold, Inc.	994,074	52,646,159

TOTAL MATERIALS		125,303,888

TELECOMMUNICATION SERVICES 3.1%

Diversified Telecommunication Services 3.1%
AT&T, Inc.	1,008,500	29,508,710
Verizon Communications, Inc.(b)	2,174,274	76,730,129

Total		106,238,839

TOTAL TELECOMMUNICATION SERVICES		106,238,839

UTILITIES 3.6%

Electric Utilities 2.2%
Entergy Corp.	97,800	6,533,040
Exelon Corp.(b)	1,536,185	67,699,673

Total		74,232,713

Independent Power Producers & Energy Traders 0.5%
AES Corp. (The)(a)	1,446,101	17,801,503

Multi-Utilities 0.9%
Public Service Enterprise Group, Inc.	986,929	32,321,925

TOTAL UTILITIES		124,356,141

Total Common Stocks
(Cost: $2,910,404,803)		$3,403,897,519

Money Market Fund 1.2%

Columbia Short-Term Cash Fund, 0.162%(d)(e)	42,085,238	$42,085,238

Total Money Market Fund
(Cost: $42,085,238)		$42,085,238

		Par/
	Effective	Principal/
Issuer	Yield	Shares	Value

Investments of Cash Collateral Received for Securities on Loan 22.5%

Asset-Backed Commercial Paper 1.4%
Antalis US Funding Corp.
08/23/11	0.275%	$4,996,486	$4,996,486
Barton Capital Corp.
08/01/11	0.350%	9,999,709	9,999,709
Cancara Asset Securitisation LLC
08/18/11	0.170%	14,997,875	14,997,875
LMA Americas LLC
08/01/11	0.350%	9,999,708	9,999,708
Royal Park Investments Funding Corp.
09/16/11	0.410%	9,989,636	9,989,636

Total			49,983,414

Certificates of Deposit 14.1%
ABM AMRO Bank N.V.
08/01/11	0.220%	15,497,727	15,497,727
Barclays Bank PLC
08/19/11	0.330%	20,000,000	20,000,000
09/15/11	0.310%	15,000,000	15,000,000
Clydesdale Bank PLC
08/03/11	0.275%	10,000,000	10,000,000
10/21/11	0.340%	9,991,319	9,991,319
10/25/11	0.330%	4,000,000	4,000,000
Commerzbank AG
08/22/11	0.180%	15,000,000	15,000,000
Credit Agricole
08/23/11	0.230%	19,988,251	19,988,251
Credit Industrial et Commercial
11/21/11	0.410%	20,000,000	20,000,000
Credit Suisse
10/25/11	0.237%	15,000,000	15,000,000
DZ Bank AG
08/25/11	0.200%	5,000,000	5,000,000
Deutsche Bank AG
08/12/11	0.150%	35,000,000	35,000,000
Erste Bank der Oesterreichische
08/02/11	0.240%	20,000,183	20,000,183
KBC Bank NV
08/03/11	0.140%	5,000,000	5,000,000
La Banque Postale
09/13/11	0.250%	5,000,000	5,000,000
09/20/11	0.380%	15,000,000	15,000,000
Lloyds Bank PLC
10/14/11	0.260%	25,000,000	25,000,000
N.V. Bank Nederlandse Gemeenten
08/05/11	0.260%	15,000,000	15,000,000
09/28/11	0.260%	17,000,000	17,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  19

Portfolio of Investments (continued)

		Par/
	Effective	Principal/
Issuer	Yield	Shares	Value

Investments of Cash Collateral Received for Securities on Loan (continued)

Certificates of Deposit (cont.)
National Bank of Canada
10/07/11	0.235%	$15,000,000	$15,000,000
11/18/11	0.227%	15,000,000	15,000,000
Nationwide Building Society
08/23/11	0.250%	13,491,381	13,491,381
Natixis
10/07/11	0.496%	25,000,000	25,000,000
Pohjola Bank PLC
08/15/11	0.340%	10,000,000	10,000,000
Rabobank
01/20/12	0.228%	20,000,000	20,000,000
Skandinaviska Enskilda Banken
08/04/11	0.295%	16,000,000	16,000,000
Societe Generale
09/01/11	0.250%	5,000,000	5,000,000
09/01/11	0.310%	14,985,676	14,985,676
09/23/11	0.411%	15,000,000	15,000,000
Swedbank AB
08/05/11	0.240%	20,000,000	20,000,000
Union Bank of Switzerland
11/14/11	0.221%	20,000,000	20,000,000
United Overseas Bank Ltd.
08/26/11	0.300%	10,000,000	10,000,000

Total			485,954,537

Commercial Paper 1.2%
Danske Corp.
08/02/11	0.220%	14,994,775	14,994,775
08/08/11	0.240%	9,996,267	9,996,267
Macquarie Bank Ltd.
09/27/11	0.300%	9,994,833	9,994,833
PB Capital Corp.
08/12/11	0.491%	4,994,011	4,994,011

Total			39,979,886

Money Market Fund 0.4%
JPMorgan Prime Money Market
Fund, 0.010%(d)		15,000,000	15,000,000

Other Short-Term Obligations 0.8%
Goldman Sachs Group, Inc. (The)
08/08/11	0.300%	15,000,000	15,000,000
10/17/11	0.280%	12,000,000	12,000,000

Total			27,000,000

Repurchase Agreements 4.6%
Cantor Fitzgerald & Co. dated 07/29/11, matures 08/01/11, repurchase price $5,000,096(f)
	0.230%	5,000,000	5,000,000
Citibank NA dated 07/29/11, matures 08/01/11, repurchase price $3,000,055(f)
	0.220%	3,000,000	3,000,000
Citigroup Global Markets, Inc. dated 07/29/11, matures 08/01/11, repurchase price $10,000,100(f)
	0.120%	10,000,000	10,000,000
Credit Suisse Securities (USA) LLC dated 07/29/11, matures 08/01/11, repurchase price $41,770,253(f)
	0.180%	41,769,627	41,769,627
G.X. Clarke and Company dated 07/29/11, matures 08/01/11, repurchase price $4,000,070(f)
	0.210%	4,000,000	4,000,000
Mizuho Securities USA, Inc. dated 07/29/11, matures 08/01/11, repurchase price $50,001,000(f)
	0.240%	50,000,000	50,000,000
Nomura Securities dated 07/29/11, matures 08/01/11, repurchase price $40,000,783(f)
	0.235%	40,000,000	40,000,000
Pershing LLC dated 07/29/11, matures 08/01/11, repurchase price $5,000,088(f)
	0.210%	5,000,000	5,000,000

Total			158,769,627

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $776,687,464)			$776,687,464

Total Investments
(Cost: $3,729,177,505)			$4,222,670,221
Other Assets & Liabilities, Net			(776,577,290)

Net Assets			$3,446,092,931

The accompanying Notes to Financial Statements are an integral part of this statement.

20  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Futures Contracts Outstanding at July 31, 2011

	Number of
	Contracts	Notional	Expiration	Unrealized	Unrealized
Contract Description	Long (Short)	Market Value	Date	Appreciation	Depreciation
S&P 500 Index	130	$41,873,000	September 2011	$—	(808,218)
Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At July 31, 2011, security was partially or fully on loan.

(c)	At July 31, 2011, investments in securities included securities valued at $16,366,500 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(d)	The rate shown is the seven-day current annualized yield at July 31, 2011.

(e)	Investments in affiliates during the year ended July 31, 2011:

			Sales Cost/			Dividends
	Beginning	Purchase	Proceeds	Realized	Ending	or Interest
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Income	Value
Columbia Short-Term Cash Fund	$27,183,889	$544,981,694	$(530,080,345)	$—	$42,085,238	$99,183	$42,085,238

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Cantor Fitzgerald & Co. (0.230%)
Security Description	Value
Fannie Mae Grantor Trust	$9,875
Fannie Mae Interest Strip	568,424
Fannie Mae Pool	1,289,640
Fannie Mae Principal Strip	16,376
Fannie Mae REMICS	238,870
Fannie Mae Whole Loan	13,353
Federal Farm Credit Bank	23,927
Federal Home Loan Banks	49,276
Federal Home Loan Mortgage Corp	32,347
Federal Home Loan Mortgage Corp. Structured Pass Through Securities	11,606
Federal National Mortgage Association	28,953
Freddie Mac Non Gold Pool	922,810
Freddie Mac REMICS	596,308

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  21

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

Cantor Fitzgerald & Co. (0.230%) (continued)
Security Description	Value
Freddie Mac Strips	$72,143
Ginnie Mae I Pool	125,050
Ginnie Mae II Pool	117,189
Government National Mortgage Association	400,374
United States Treasury Inflation Indexed Bonds	5,624
United States Treasury Strip Coupon	518,849
United States Treasury Strip Principal	59,006

Total Market Value of Collateral Securities	$5,100,000

Citibank NA (0.220%)
Security Description	Value
Fannie Mae Pool	$2,132,275
Freddie Mac Gold Pool	927,725

Total Market Value of Collateral Securities	$3,060,000

Citigroup Global Markets, Inc. (0.120%)
Security Description	Value
Fannie Mae REMICS	$4,216,043
Fannie Mae-Aces	154,054
Freddie Mac REMICS	5,116,423
Government National Mortgage Association	713,480

Total Market Value of Collateral Securities	$10,200,000

Credit Suisse Securities (USA) LLC (0.180%)
Security Description	Value
United States Treasury Note/Bond	$42,605,083

Total Market Value of Collateral Securities	$42,605,083

The accompanying Notes to Financial Statements are an integral part of this statement.

22  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

G.X. Clarke and Company (0.210%)
Security Description	Value
Fannie Mae Discount Notes	$9,183
Fannie Mae Interest Strip	2,261
Federal Farm Credit Bank	709,055
Federal Home Loan Bank Discount Notes	11,917
Federal Home Loan Banks	1,346,380
Federal Home Loan Mortgage Corp	598,698
Federal National Mortgage Association	759,872
Freddie Mac Discount Notes	7,261
Freddie Mac Strips	13,688
International Bank for Reconstruction & Development	3,158
Resolution Funding Corp Interest Strip	351
Tennessee Valley Authority	37,380
Tennessee Valley Authority Generic Strip	180
United States Treasury Inflation Indexed Bonds	84,183
United States Treasury Note/Bond	410,517
United States Treasury Strip Coupon	57,366
United States Treasury Strip Principal	28,589

Total Market Value of Collateral Securities	$4,080,039

Mizuho Securities USA, Inc. (0.240%)
Security Description	Value
Fannie Mae Benchmark REMIC	$137,962
Fannie Mae Grantor Trust	47,599
Fannie Mae Pool	13,358,926
Fannie Mae REMICS	13,521,037
Fannie Mae Whole Loan	107,233
Federal Home Loan Mortgage Corp. Structured Pass Through Securities	668,662
Freddie Mac Gold Pool	306,293
Freddie Mac Non Gold Pool	974,706
Freddie Mac REMICS	16,209,565
Ginnie Mae II Pool	27,380
Government National Mortgage Association	5,640,637

Total Market Value of Collateral Securities	$51,000,000

Nomura Securities (0.235%)
Security Description	Value
Ginnie Mae II Pool	$40,800,000

Total Market Value of Collateral Securities	$40,800,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  23

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

Pershing LLC (0.210%)
Security Description	Value
Fannie Mae REMICS	$1,130,310
Fannie Mae Whole Loan	9,954
Freddie Mac Reference REMIC	106,413
Freddie Mac REMICS	3,454,042
Government National Mortgage Association	399,281

Total Market Value of Collateral Securities	$5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

24  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  25

Portfolio of Investments (continued)

Fair Value Measurements (continued)

include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of July 31, 2011:

	Fair Value at July 31, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets(b)	Inputs	Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$351,685,608	$—	$—	$351,685,608
Consumer Staples	370,484,056	—	—	370,484,056
Energy	439,352,395	—	—	439,352,395
Financials	492,549,025	—	—	492,549,025
Health Care	396,194,969	—	—	396,194,969
Industrials	359,503,818	—	—	359,503,818
Information Technology	638,228,780	—	—	638,228,780
Materials	125,303,888	—	—	125,303,888
Telecommunication Services	106,238,839	—	—	106,238,839
Utilities	124,356,141	—	—	124,356,141

Total Equity Securities	3,403,897,519	—	—	3,403,897,519

Other
Affiliated Money Market Fund(c)	42,085,238	—	—	42,085,238
Investments of Cash Collateral Received for Securities on Loan	15,000,000	761,687,464	—	776,687,464

Total Other	57,085,238	761,687,464	—	818,772,702

Investments in Securities	3,460,982,757	761,687,464	—	4,222,670,221
Derivatives(d)
Liabilities
Futures Contracts	(808,218)	—	—	(808,218)

Total	$3,460,174,539	$761,687,464	$—	$4,221,862,003

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at July 31, 2011.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

26  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  27

Statement of Assets and Liabilities
July 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $2,910,404,803)	$3,403,897,519
Affiliated issuers (identified cost $42,085,238)	42,085,238
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $617,917,837)	617,917,837
Repurchase agreements (identified cost $158,769,627)	158,769,627

Total investments (identified cost $3,729,177,505)	4,222,670,221
Receivable for:
Capital shares sold	667,802
Dividends	4,583,595
Interest	74,888
Reclaims	69,621
Expense reimbursement due from Investment Manager	7,650
Receivable for equity-linked notes (Note 9)	491,192
Other assets	22,506

Total assets	4,228,587,475

Liabilities
Due upon return of securities on loan	776,687,464
Payable for:
Investments purchased	25,134
Capital shares purchased	4,485,726
Variation margin on futures contracts	308,700
Investment management fees	56,134
Distribution fees	24,458
Transfer agent fees	341,361
Administration fees	4,835
Plan administration fees	503
Other expenses	560,229

Total liabilities	782,494,544

Net assets applicable to outstanding capital stock	$3,446,092,931

The accompanying Notes to Financial Statements are an integral part of this statement.

28  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Represented by
Paid-in capital	$5,288,018,503
Undistributed net investment income	20,517,037
Accumulated net realized loss	(2,355,381,994)
Unrealized appreciation (depreciation) on:
Investments	493,492,716
Foreign currency translations	10,412
Futures contracts	(808,218)
Receivables for equity-linked notes (Note 9)	244,475

Total — representing net assets applicable to outstanding capital stock	$3,446,092,931

*Value of securities on loan	$756,380,840

Net assets applicable to outstanding shares
Class A	$2,845,786,252
Class B	$114,106,615
Class C	$23,060,674
Class I	$212,969,116
Class R	$2,579,294
Class R4	$73,035,829
Class R5	$31,225,180
Class W	$141,510,039
Class Z	$1,819,932
Shares outstanding
Class A	492,581,277
Class B	19,887,902
Class C	4,059,771
Class I	36,608,853
Class R	446,859
Class R4	12,588,788
Class R5	5,388,059
Class W	24,373,458
Class Z	313,300
Net asset value per share
Class A(a)	$5.78
Class B	$5.74
Class C	$5.68
Class I	$5.82
Class R	$5.77
Class R4	$5.80
Class R5	$5.80
Class W	$5.81
Class Z	$5.81

(a)	The maximum offering price per share for Class A is $6.13. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  29

Statement of Operations
Year ended July 31, 2011

Net investment income
Income:
Dividends	$84,887,958
Dividends from affiliates	99,183
Income from securities lending — net	1,170,903
Foreign taxes withheld	(150,482)

Total income	86,007,562

Expenses:
Investment management fees	23,367,407
Distribution fees
Class A	7,097,899
Class B	1,563,265
Class C	233,949
Class R	12,985
Class R3	1
Class W	562,882
Transfer agent fees
Class A	6,432,580
Class B	359,040
Class C	53,343
Class R	5,383
Class R4	14,890
Class R5	2,278
Class W	482,710
Class Z	883
Administration fees	1,858,033
Plan administration fees
Class R	521
Class R3	1
Class R4	402,358
Compensation of board members	79,613
Custodian fees	70,705
Printing and postage fees	508,105
Registration fees	169,325
Professional fees	68,251
Other	163,196

Total expenses	43,509,603
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,032,601)

Total net expenses	41,477,002

Net investment income	44,530,560

The accompanying Notes to Financial Statements are an integral part of this statement.

30  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$348,313,667
Foreign currency transactions	49,546
Futures contracts	8,823,615

Net realized gain	357,186,828
Net change in unrealized appreciation (depreciation) on:
Investments	367,466,185
Foreign currency translations	(29,431)
Futures contracts	(830,578)
Receivables for equity-linked notes (Note 9)	100,930

Net change in unrealized appreciation	366,707,106

Net realized and unrealized gain	723,893,934

Net increase in net assets resulting from operations	$768,424,494

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  31

Statement of Changes in Net Assets

Year ended July 31,	2011(a)	2010
Operations
Net investment income	$44,530,560	$44,295,307
Net realized gain (loss)	357,186,828	(136,144,579)
Net change in unrealized appreciation	366,707,106	518,165,657

Net increase in net assets resulting from operations	768,424,494	426,316,385

Distributions to shareholders from:
Net investment income
Class A	(19,008,014)	(46,395,739)
Class B	—	(2,071,740)
Class C	—	(237,652)
Class I	(3,373,722)	(13,083,100)
Class R	(10,590)	(17,934)
Class R3	—	(128)
Class R4	(1,315,233)	(3,996,938)
Class R5	(294,557)	(279,981)
Class W	—	(21,497,369)
Class Z	(28)	—

Total distributions to shareholders	(24,002,144)	(87,580,581)

Increase (decrease) in net assets from share transactions	(1,040,225,267)	1,546,158,982

Total increase (decrease) in net assets	(295,802,917)	1,884,894,786
Net assets at beginning of year	3,741,895,848	1,857,001,062

Net assets at end of year	$3,446,092,931	$3,741,895,848

Undistributed (excess of distributions over) net investment income	$20,517,037	$(366,709)

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

32  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Year ended July 31,	2011(a)		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	10,343,421	56,255,818	10,784,504	51,073,321
Fund merger	—	—	481,393,025	2,145,265,006
Conversions from Class B	6,913,209	40,292,121	10,543,095	49,970,227
Distributions reinvested	3,345,015	17,929,279	9,418,377	43,353,611
Redemptions	(95,444,367)	(516,184,850)	(105,593,553)	(499,521,241)

Net increase (decrease)	(74,842,722)	(401,707,632)	406,545,448	1,790,140,924

Class B shares
Subscriptions	319,662	1,607,960	2,259,472	10,668,758
Fund merger	—	—	46,018,619	204,721,762
Distributions reinvested	—	—	439,252	2,051,626
Conversions to Class A	(6,960,942)	(40,292,121)	(10,610,109)	(49,970,227)
Redemptions	(6,025,787)	(31,813,413)	(9,206,091)	(43,428,507)

Net increase (decrease)	(12,667,067)	(70,497,574)	28,901,143	124,043,412

Class C shares
Subscriptions	493,082	2,647,136	578,648	2,714,874
Fund merger	—	—	4,760,196	20,969,821
Distributions reinvested	—	—	46,332	213,339
Redemptions	(1,147,451)	(6,159,569)	(1,167,803)	(5,468,056)

Net increase (decrease)	(654,369)	(3,512,433)	4,217,373	18,429,978

Class I shares
Subscriptions	16,866,194	96,046,407	10,321,219	49,322,036
Fund merger	—	—	8,392,835	37,568,585
Distributions reinvested	627,059	3,373,579	2,889,508	13,082,819
Redemptions	(46,740,737)	(263,634,329)	(32,395,788)	(151,534,615)

Net decrease	(29,247,484)	(164,214,343)	(10,792,226)	(51,561,175)

Class R shares
Subscriptions	239,123	1,322,746	169,630	808,574
Fund merger	—	—	420,791	1,877,697
Distributions reinvested	441	2,365	662	3,125
Redemptions	(255,981)	(1,429,810)	(128,468)	(607,266)

Net increase (decrease)	(16,417)	(104,699)	462,615	2,082,130

Class R3 shares
Fund merger	—	—	612	2,732
Redemptions	(1,273)	(5,843)	—	—

Net increase (decrease)	(1,273)	(5,843)	612	2,732

Class R4 shares
Subscriptions	3,229,455	17,590,005	4,153,046	19,843,167
Fund merger	—	—	15,915,653	71,155,805
Distributions reinvested	244,463	1,315,211	877,433	3,996,912
Redemptions	(25,039,934)	(140,806,187)	(7,531,805)	(35,727,247)

Net increase (decrease)	(21,566,016)	(121,900,971)	13,414,327	59,268,637

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  33

Statement of Changes in Net Assets (continued)

Year ended July 31,	2011(a)		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class R5 shares
Subscriptions	717,685	3,930,469	663,718	3,187,831
Fund merger	—	—	5,440,327	24,248,507
Distributions reinvested	54,941	294,486	59,413	279,835
Redemptions	(614,549)	(3,365,938)	(934,137)	(4,432,299)

Net increase	158,077	859,017	5,229,321	23,283,874

Class W shares
Subscriptions	7,467,760	40,157,177	17,173,271	80,620,665
Distributions reinvested	—	—	4,787,849	21,497,270
Redemptions	(62,136,413)	(321,143,444)	(112,043,210)	(521,649,465)

Net decrease	(54,668,653)	(280,986,267)	(90,082,090)	(419,531,530)

Class Z shares
Subscriptions	354,223	2,087,120	—	—
Redemptions	(40,923)	(241,642)	—	—

Net increase	313,300	1,845,478	—	—

Total net increase (decrease)	(193,192,624)	(1,040,225,267)	357,896,523	1,546,158,982

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

34  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended July 31,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$4.74	$4.30	$5.88	$7.22	$6.74

Income from investment operations:
Net investment income	0.06	0.05	0.09	0.09	0.08
Net realized and unrealized gain (loss) on investments	1.02	0.54	(1.47)	(1.00)	0.97

Total from investment operations	1.08	0.59	(1.38)	(0.91)	1.05

Less distributions to shareholders from:
Net investment income	(0.04)	(0.15)	(0.05)	(0.06)	(0.06)
Net realized gains	—	—	(0.15)	(0.37)	(0.51)

Total distributions to shareholders	(0.04)	(0.15)	(0.20)	(0.43)	(0.57)

Net asset value, end of period	$5.78	$4.74	$4.30	$5.88	$7.22

Total return	22.76%	14.03%	(23.19% )	(13.40% )	15.92%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.18%	1.15%	0.96%	0.96%	1.05%

Net expenses after fees waived or expenses reimbursed(b)	1.12%	1.00%	0.95%	0.96%	1.03%

Net investment income	1.19%	1.10%	2.11%	1.35%	1.13%

Supplemental data
Net assets, end of period (in thousands)	$2,845,786	$2,688,843	$692,100	$1,067,409	$1,410,073

Portfolio turnover	57%	75%	61%	58%	62%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  35

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$4.71	$4.27	$5.80	$7.12	$6.65

Income from investment operations:
Net investment income	0.02	0.01	0.06	0.04	0.03
Net realized and unrealized gain (loss) on investments	1.01	0.54	(1.44)	(0.99)	0.96

Total from investment operations	1.03	0.55	(1.38)	(0.95)	0.99

Less distributions to shareholders from:
Net investment income	—	(0.11)	—	—	(0.01)
Net realized gains	—	—	(0.15)	(0.37)	(0.51)

Total distributions to shareholders	—	(0.11)	(0.15)	(0.37)	(0.52)

Net asset value, end of period	$5.74	$4.71	$4.27	$5.80	$7.12

Total return	21.87%	13.03%	(23.68% )	(14.07% )	15.18%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.93%	1.93%	1.73%	1.72%	1.82%

Net expenses after fees waived or expenses reimbursed(b)	1.88%	1.78%	1.71%	1.72%	1.79%

Net investment income	0.44%	0.29%	1.35%	0.59%	0.37%

Supplemental data
Net assets, end of period (in thousands)	$114,107	$153,326	$15,588	$35,383	$62,091

Portfolio turnover	57%	75%	61%	58%	62%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

36  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011	2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$4.66	$4.24	$5.78	$7.11	$6.65

Income from investment operations:
Net investment income	0.02	0.01	0.06	0.04	0.03
Net realized and unrealized gain (loss) on investments	1.00	0.53	(1.44)	(0.99)	0.96

Total from investment operations	1.02	0.54	(1.38)	(0.95)	0.99

Less distributions to shareholders from:
Net investment income	—	(0.12)	(0.01)	(0.01)	(0.02)
Net realized gains	—	—	(0.15)	(0.37)	(0.51)

Total distributions to shareholders	—	(0.12)	(0.16)	(0.38)	(0.53)

Net asset value, end of period	$5.68	$4.66	$4.24	$5.78	$7.11

Total return	21.89%	12.97%	(23.66% )	(14.11% )	15.14%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.94%	1.92%	1.72%	1.72%	1.81%

Net expenses after fees waived or expenses reimbursed(b)	1.88%	1.77%	1.71%	1.72%	1.79%

Net investment income	0.44%	0.31%	1.35%	0.59%	0.36%

Supplemental data
Net assets, end of period (in thousands)	$23,061	$21,982	$2,105	$2,788	$3,323

Portfolio turnover	57%	75%	61%	58%	62%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  37

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$4.77	$4.33	$5.93	$7.27	$6.78

Income from investment operations:
Net investment income	0.09	0.08	0.11	0.11	0.11
Net realized and unrealized gain (loss) on investments	1.02	0.53	(1.49)	(0.99)	0.97

Total from investment operations	1.11	0.61	(1.38)	(0.88)	1.08

Less distributions to shareholders from:
Net investment income	(0.06)	(0.17)	(0.07)	(0.09)	(0.08)
Net realized gains	—	—	(0.15)	(0.37)	(0.51)

Total distributions to shareholders	(0.06)	(0.17)	(0.22)	(0.46)	(0.59)

Net asset value, end of period	$5.82	$4.77	$4.33	$5.93	$7.27

Total return	23.34%	14.38%	(22.90% )	(12.98% )	16.29%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.71%	0.61%	0.56%	0.61%	0.70%

Net expenses after fees waived or expenses reimbursed(b)	0.69%	0.54%	0.56%	0.61%	0.67%

Net investment income	1.62%	1.66%	2.51%	1.69%	1.47%

Supplemental data
Net assets, end of period (in thousands)	$212,969	$314,251	$331,847	$391,425	$441,407

Portfolio turnover	57%	75%	61%	58%	62%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

38  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011	2010	2009	2008	2007(c)
Class R(d)
Per share data
Net asset value, beginning of period	$4.73	$4.30	$5.88	$7.21	$7.57

Income from investment operations:
Net investment income	0.05	0.03	0.08	0.08	0.03
Net realized and unrealized gain (loss) on investments	1.01	0.54	(1.47)	(1.00)	0.20

Total from investment operations	1.06	0.57	(1.39)	(0.92)	0.23

Less distributions to shareholders from:
Net investment income	(0.02)	(0.14)	(0.04)	(0.04)	(0.08)
Net realized gains	—	—	(0.15)	(0.37)	(0.51)

Total distributions to shareholders	(0.02)	(0.14)	(0.19)	(0.41)	(0.59)

Net asset value, end of period	$5.77	$4.73	$4.30	$5.88	$7.21

Total return	22.51%	13.43%	(23.30% )	(13.51% )	3.31%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.44%	1.43%	1.32%	1.41%	1.49%	(e)

Net expenses after fees waived or expenses reimbursed(b)	1.38%	1.36%	1.16%	1.16%	1.48%	(e)

Net investment income	0.92%	0.71%	1.92%	1.15%	0.55%	(e)

Supplemental data
Net assets, end of period (in thousands)	$2,579	$2,194	$3	$4	$5

Portfolio turnover	57%	75%	61%	58%	62%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  39

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007
Class R4
Per share data
Net asset value, beginning of period	$4.76	$4.32	$5.91	$7.25	$6.76

Income from investment operations:
Net investment income	0.08	0.06	0.10	0.10	0.09
Net realized and unrealized gain (loss) on investments	1.00	0.54	(1.48)	(1.00)	0.98

Total from investment operations	1.08	0.60	(1.38)	(0.90)	1.07

Less distributions to shareholders from:
Net investment income	(0.04)	(0.16)	(0.06)	(0.07)	(0.07)
Net realized gains	—	—	(0.15)	(0.37)	(0.51)

Total distributions to shareholders	(0.04)	(0.16)	(0.21)	(0.44)	(0.58)

Net asset value, end of period	$5.80	$4.76	$4.32	$5.91	$7.25

Total return	22.83%	14.14%	(23.05% )	(13.26% )	16.15%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.97%	0.92%	0.86%	0.91%	0.95%

Net expenses after fees waived or expenses reimbursed(b)	0.96%	0.85%	0.78%	0.84%	0.87%

Net investment income	1.39%	1.31%	2.28%	1.47%	1.29%

Supplemental data
Net assets, end of period (in thousands)	$73,036	$162,519	$89,591	$126,216	$157,584

Portfolio turnover	57%	75%	61%	58%	62%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

40  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011	2010	2009	2008	2007(c)
Class R5
Per share data
Net asset value, beginning of period	$4.75	$4.31	$5.90	$7.24	$7.57

Income from investment operations:
Net investment income	0.09	0.07	0.11	0.11	0.06
Net realized and unrealized gain (loss) on investments	1.02	0.54	(1.48)	(1.00)	0.20

Total from investment operations	1.11	0.61	(1.37)	(0.89)	0.26

Less distributions to shareholders from:
Net investment income	(0.06)	(0.17)	(0.07)	(0.08)	(0.08)
Net realized gains	—	—	(0.15)	(0.37)	(0.51)

Total distributions to shareholders	(0.06)	(0.17)	(0.22)	(0.45)	(0.59)

Net asset value, end of period	$5.80	$4.75	$4.31	$5.90	$7.24

Total return	23.38%	14.41%	(22.91% )	(13.09% )	3.76%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.72%	0.68%	0.58%	0.66%	0.75%	(e)

Net expenses after fees waived or expenses reimbursed(b)	0.70%	0.61%	0.58%	0.66%	0.74%	(e)

Net investment income	1.61%	1.46%	2.48%	1.66%	1.28%	(e)

Supplemental data
Net assets, end of period (in thousands)	$31,225	$24,848	$3	$4	$5

Portfolio turnover	57%	75%	61%	58%	62%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  41

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007(f)
Class W
Per share data
Net asset value, beginning of period	$4.73	$4.29	$5.86	$7.22	$7.46

Income from investment operations:
Net investment income	0.06	0.06	0.09	0.08	0.03
Net realized and unrealized gain on investments	1.02	0.53	(1.47)	(1.00)	0.32

Total from investment operations	1.08	0.59	(1.38)	(0.92)	0.35

Less distributions to shareholders from:
Net investment income	—	(0.15)	(0.04)	(0.07)	(0.08)
Net realized gains	—	—	(0.15)	(0.37)	(0.51)

Total distributions to shareholders	—	(0.15)	(0.19)	(0.44)	(0.59)

Net asset value, end of period	$5.81	$4.73	$4.29	$5.86	$7.22

Total return	22.83%	13.93%	(23.21% )	(13.52% )	5.01%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.17%	1.05%	1.01%	1.06%	1.18%	(e)

Net expenses after fees waived or expenses reimbursed(b)	1.12%	0.98%	1.01%	1.06%	1.13%	(e)

Net investment income	1.22%	1.27%	2.07%	1.22%	0.59%	(e)

Supplemental data
Net assets, end of period (in thousands)	$141,510	$373,927	$725,762	$1,355,144	$744,888

Portfolio turnover	57%	75%	61%	58%	62%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

42  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

	Year ended
	July 31,
	2011(g)
Class Z
Per share data
Net asset value, beginning of period	$4.98

Income from investment operations:
Net investment income	0.07
Net realized and unrealized gain on investments	0.82

Total from investment operations	0.89

Less distributions to shareholders from:
Net investment income	(0.06)

Total distributions to shareholders	(0.06)

Net asset value, end of period	$5.81

Total return	17.89%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.89%	(e)

Net expenses after fees waived or expenses reimbursed(b)	0.83%	(e)

Net investment income	1.52%	(e)

Supplemental data
Net assets, end of period (in thousands)	$1,820

Portfolio turnover	57%

Notes to Financial Highlights

(a)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(c)	For the period from December 11, 2006 (commencement of operations) to July 31, 2007.
(d)	Effective September 7, 2010, Class R2 shares were renamed Class R shares.
(e)	Annualized.
(f)	For the period from December 1, 2006 (commencement of operations) to July 31, 2007.
(g)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  43

Notes to Financial Statements
July 31, 2011

Note 1. Organization

Columbia Large Core Quantitative Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Large Cap Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W, and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors. Effective September 7, 2010, Class R2 shares were renamed Class R shares.

At August 27, 2010, all Class R3 shares were liquidated. On this date Columbia Management Investment Advisers, LLC (the Investment Manager) owned 100% of the shares.

44  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class R5 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus. Class Z shares commenced operations September 27, 2010.

Note 2. Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  45

Notes to Financial Statements (continued)

readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

46  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  47

Notes to Financial Statements (continued)

Futures Contracts
Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at July 31, 2011

	Liability Derivatives
	Statement of Assets
	and Liabilities
Risk Exposure Category	Location	Fair Value
Equity contracts	Net assets — unrealized depreciation on futures contracts	$808,218	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

48  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Effect of Derivative Instruments in the Statement of Operations for the Year Ended July 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Future Contracts
Equity contracts	$8,823,615

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Future Contracts
Equity contracts	$(830,578)

Volume of Derivative Instruments for the Year Ended July 31, 2011
Contracts
Opened
Futures contracts	3,362

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  49

Notes to Financial Statements (continued)

determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes
The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders
Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any

50  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.69% to 0.52% as the Fund’s net assets increase. Prior to July 1, 2011, the rates were an annual fee that declined from 0.600% to 0.375% as assets increased. Also prior to July 1, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Large-Cap Core Funds Index. The maximum adjustment was 12% per year. If the performance difference was less than 0.50%, the adjustment was zero. The adjustment increased the management fee by $2,333,133 for the year ended July 31, 2011. The management fee for the year ended July 31, 2011 was 0.63% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA.

Administration Fees
Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The fee for the year ended July 31, 2011 was 0.05% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2011, other expenses paid to this company were $3,331.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  51

Notes to Financial Statements (continued)

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Funds.

Prior to September 7, 2010, the Transfer Agent received annual account-based service fees for Class A, Class B and Class C shares which amount varied by class and annual asset-based service fees based on the Fund’s average daily net assets attributable to Class R, Class R4, Class R5, Class W and Class Z shares, which amount varied by class. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer and Dividend Disbursing Agent Agreement effective September 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I shares do not pay transfer agent fees.

52  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

For the year ended July 31, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.23%
Class B	0.23
Class C	0.23
Class R	0.21
Class R4	0.01
Class R5	0.01
Class W	0.21
Class Z	0.22

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At July 31, 2011, the Fund’s total potential future obligation over the life of the Guaranty is $116,683. The liability remaining at July 31, 2011 for non-recurring charges associated with the lease amounted to $75,749 and is included within other accrued expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at July 31, 2011 is included in other assets in the Statement of Assets and Liabilities at cost of $22,506.

Plan Administration Fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to September 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R shares for such services.

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  53

Notes to Financial Statements (continued)

and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $9,010,000 and $1,300,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,363,385 for Class A, $163,768 for Class B and $2,528 for Class C for the year ended July 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
Effective October 1, 2010, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2011, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and before giving effect to any performance incentive adjustment, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.07%
Class B	1.82
Class C	1.82
Class I	0.64
Class R	1.32
Class R4	0.94
Class R5	0.69
Class W	1.07
Class Z	0.82

Prior to October 1, 2010, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and before giving effect to any

54  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

performance incentive adjustment, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.02%
Class B	1.80
Class C	1.78
Class I	0.57
Class R	1.37
Class R4	0.87
Class R5	0.62
Class W	1.02

Effective October 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.06%
Class B	1.81
Class C	1.81
Class I	0.64
Class R	1.31
Class R4	0.94
Class R5	0.69
Class W	1.06
Class Z	0.81

Under the agreement, the following fees and expenses, are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  55

Notes to Financial Statements (continued)

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended July 31, 2011, permanent and timing book to tax differences resulting primarily from differing treatments for futures contracts, foreign currency transactions, re-characterization of real estate investment trust (REIT) distributions, investments in partnerships, post-October losses and losses deferred due to wash sales were identified and permanent differences reclassed among the components of the Fund’s net assets in the Statement of Assets and Liabilities as follows:

Undistributed net investment income	$498,875
Accumulated net realized loss	(29,462,551)
Paid-in capital	28,963,676

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended July 31,	2011	2010
Ordinary income	$24,002,144	$87,580,581
Long-term capital gain	—	—

At July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$20,988,808
Undistributed accumulated long-term gain	—
Accumulated realized loss	(2,347,723,605)
Unrealized appreciation	484,809,225

At July 31, 2011, the cost of investments for federal income tax purposes was $3,737,979,792 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$539,219,251
Unrealized depreciation	(54,528,822)

Net Unrealized appreciation	$484,690,429

56  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

The following capital loss carryforward, determined at July 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2016	$357,904,087
2017	1,368,589,070
2018	621,230,448

Total	$2,347,723,605

For the year ended July 31, 2011, $107,126,689 of capital loss carryforward was utilized.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,080,500,631 and $3,081,504,817, respectively, for the year ended July 31, 2011.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  57

Notes to Financial Statements (continued)

the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At July 31, 2011, securities valued at $756,380,840 were on loan, secured by cash collateral of $776,687,464 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended July 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At July 31, 2011, the Investment Manager and/or affiliates owned 100% of the Fund’s Class I shares.

Note 9. Lehman Brothers Holdings Inc. Equity-Linked Notes

The Fund holds investments in two equity-linked notes (notes) for which Lehman Brothers Holdings Inc. (Lehman Brothers) is the counterparty. The notes (with an

58  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

aggregate principal amount of $2.6 million) defaulted as of their respective maturity dates, September 14, 2008 and October 2, 2008. Lehman Brothers filed a Chapter 11 bankruptcy petition on September 15, 2008, and as such, it is likely that the Fund will receive less than the maturity value of the notes, pending the outcome of the bankruptcy proceedings. Based on the bankruptcy proceedings, the Fund recorded receivables aggregating $246,717 based on the estimated amounts recoverable for the notes and recognized realized losses of $2.3 million. The estimates of the amounts recoverable for the notes are periodically adjusted by the Investment Manager based on the observable trading price of Lehman Brothers senior notes, which provide an indication of amounts recoverable through the bankruptcy proceedings. Any changes to the receivable balances resulting from such adjustments are recorded as a change in unrealized appreciation or depreciation in the Statement of Operations. At July 31, 2011, the value of the receivable balances was $491,192, which represented 0.01% of the Fund’s net assets.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  59

Notes to Financial Statements (continued)

that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. Prior to October 14, 2010, the Fund also paid an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2011.

Note 11. Fund Mergers

At the close of business on September 11, 2009, Columbia Large Core Quantitative Fund acquired the assets and assumed the identified liabilities of RiverSource Large Cap Equity Fund and Seligman Common Stock Fund. The mergers were completed after shareholders of the acquired fund approved the plans on June 2, 2009.

The aggregate net assets of Columbia Large Core Quantitative Fund immediately before the acquisitions were $1,879,250,294 and the combined net assets immediately after the acquisitions were $4,385,060,209.

The mergers were accomplished by tax-free exchanges of 729,934,986 shares of RiverSource Large Cap Equity Fund valued at $2,406,154,730 and 14,681,342 shares of Seligman Common Stock Fund valued at $99,655,185.

In exchange for RiverSource Large Cap Equity Fund shares, Columbia Large Core Quantitative Fund issued the following number of shares:

Shares
Class A	461,367,825
Class B	45,802,954
Class C	3,041,958
Class I	8,392,835
Class R	613
Class R3	612
Class R4	15,915,653
Class R5	5,436,673

In exchange for Seligman Common Stock Fund shares, Columbia Large Core Quantitative Fund issued the following number of shares:

Shares
Class A	20,025,200
Class B	215,665
Class C	1,718,238
Class R	420,178
Class R5	3,654

60  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

For financial reporting purposes, net assets received and shares issued by Columbia Large Core Quantitative Fund were recorded at fair value; however, cost of investments for RiverSource Large Cap Equity Fund and Seligman Common Stock Fund were carried forward to align ongoing reporting of Columbia Large Core Quantitative Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The components of net assets after adjustments for any permanent book-to-tax differences at the merger date for RiverSource Large Cap Equity Fund and Seligman Common Stock Fund were as follows:

	RiverSource Large	Seligman Common
	Cap Equity Fund	Stock Fund
Capital stock	$4,210,331,804	$191,584,231
Undistributed (excess of distributions over) net investment income	$(735,495)	$1,404
Accumulated net realized loss	$(1,949,209,843)	$(88,859,870)
Unrealized appreciation (depreciation)	$145,768,264	$(3,070,580)

Total net assets	$2,406,154,730	$99,655,185

The financial statements reflect the operations of Columbia Large Core Quantitative Fund for the period prior to the mergers and the combined fund for the period subsequent to the mergers. Because the combined investment portfolios have been managed as a single integrated portfolio since the mergers were completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Large Cap Equity Fund and Seligman Common Stock Fund that have been included in the combined Fund’s Statement of Operations since the mergers were completed. Assuming the mergers had been completed on August 1, 2009, Columbia Large Core Quantitative Fund’s pro-forma net investment income, net loss on investments, and net increase in net assets from operations for the year ended July 31, 2010 would have been $26.1 million, $(108.1) million and $586.7 million, respectively.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  61

Notes to Financial Statements (continued)

United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to

62  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Large Core Quantitative Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Core Quantitative Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

64  COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Large Core Quantitative Fund of the Columbia Funds Series Trust II at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
September 21, 2011

COLUMBIA LARGE CORE QUANTITATIVE FUND — 2011 ANNUAL REPORT  65

Portfolio of Investments
Columbia Limited Duration Credit Fund
July 31, 2011
(Percentages represent value of investments compared to net assets)

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes 95.2%

Banking 6.4%
ANZ National International Ltd. Senior Unsecured(a)(b)
08/10/15	3.125%	$2,900,000	$2,987,019
Bank of America Corp. Senior Unsecured
03/17/16	3.625%	9,400,000	9,438,305
Citigroup, Inc. Senior Unsecured
10/15/14	5.500%	6,480,000	7,065,669
Fifth Third Bancorp Senior Unsecured
01/25/16	3.625%	2,175,000	2,229,897
Goldman Sachs Group, Inc. (The) Senior Unsecured
02/07/16	3.625%	10,475,000	10,604,293
JPMorgan Chase & Co. Senior Unsecured
03/01/16	3.450%	10,300,000	10,540,237
KeyCorp Senior Unsecured
08/13/15	3.750%	2,200,000	2,302,292
Morgan Stanley Senior Unsecured
04/29/16	3.800%	9,215,000	9,279,054
Santander U.S. Debt SA Unipersonal Bank Guaranteed(a)(b)
10/07/15	3.781%	600,000	565,494

Total			55,012,260

Chemicals 2.1%
Dow Chemical Co. (The) Senior Unsecured
02/15/15	5.900%	11,000,000	12,533,895
Lyondell Chemical Co. Senior Secured(b)
11/01/17	8.000%	4,872,000	5,517,540
Nova Chemicals Corp. Senior Unsecured(a)
11/01/16	8.375%	190,000	210,900

Total			18,262,335

Construction Machinery 1.0%
Case New Holland, Inc.
09/01/13	7.750%	4,225,000	4,621,094
Manitowoc Co., Inc. (The)
11/01/13	7.125%	4,350,000	4,350,000

Total			8,971,094

Consumer Products 0.4%
Fortune Brands, Inc. Senior Unsecured
06/15/14	6.375%	2,714,000	3,028,886

Electric 22.1%
Appalachian Power Co. Senior Unsecured
05/24/15	3.400%	2,600,000	2,733,920
Arizona Public Service Co. Senior Unsecured
06/30/14	5.800%	3,672,000	4,097,383
05/15/15	4.650%	5,568,000	6,094,816
CMS Energy Corp. Senior Unsecured
09/30/15	4.250%	4,195,000	4,341,825
12/15/15	6.875%	7,600,000	8,633,851
Carolina Power & Light Co. 1st Mortgage
04/01/15	5.150%	335,000	375,366
Cleveland Electric Illuminating Co. (The) Senior Unsecured
12/15/13	5.650%	3,835,000	4,184,472
Consumers Energy Co. 1st Mortgage
02/15/14	6.000%	1,305,000	1,455,623
03/15/15	5.000%	4,270,000	4,757,724
08/15/16	5.500%	1,395,000	1,596,166
09/15/18	5.650%	1,000,000	1,144,322
DTE Energy Co. Senior Unsecured
05/15/14	7.625%	13,616,000	15,860,352
06/01/16	6.350%	1,530,000	1,797,172
Dominion Resources, Inc. Senior Unsecured
01/15/16	5.200%	3,740,000	4,181,455
06/15/18	6.400%	3,515,000	4,190,646
08/01/33	5.250%	6,579,000	7,345,500
Duke Energy Carolinas LLC
01/15/18	5.250%	2,000,000	2,286,910
Duke Energy Corp. Senior Unsecured
04/01/15	3.350%	16,162,000	16,993,826
06/15/18	6.250%	3,085,000	3,628,966
Indiana Michigan Power Co. Senior Unsecured
11/01/12	6.375%	2,500,000	2,660,760
11/15/14	5.050%	7,455,000	8,148,993

The accompanying Notes to Financial Statements are an integral part of this statement.

16  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)

Electric (cont.)
Metropolitan Edison Co. Senior Unsecured
03/15/13	4.950%	$5,746,000	$6,027,905
04/01/14	4.875%	1,267,000	1,347,325
MidAmerican Energy Holdings Co. Senior Unsecured
02/15/14	5.000%	1,385,000	1,506,851
Nevada Power Co.
01/15/15	5.875%	6,327,000	7,181,537
03/15/16	5.950%	910,000	1,051,303
Ohio Edison Co. Senior Unsecured
05/01/15	5.450%	5,311,000	5,869,892
Ohio Power Co. Senior Unsecured
09/01/13	5.750%	1,200,000	1,307,705
01/15/14	4.850%	3,110,000	3,370,628
06/01/16	6.000%	1,200,000	1,395,895
Oncor Electric Delivery Co. LLC Senior Secured
01/15/15	6.375%	12,895,000	14,888,709
Progress Energy, Inc. Senior Unsecured
03/15/14	6.050%	4,782,000	5,348,648
01/15/16	5.625%	6,215,000	7,101,812
Sierra Pacific Power Co.
05/15/16	6.000%	8,508,000	9,868,063
Tampa Electric Co. Senior Unsecured
05/15/18	6.100%	70,000	81,900
TransAlta Corp. Senior Unsecured(a)
01/15/15	4.750%	15,394,000	16,697,333

Total			189,555,554

Entertainment 0.5%
Time Warner, Inc.
07/15/15	3.150%	4,116,000	4,309,527

Food and Beverage 4.9%
Bacardi Ltd.(a)(b)
04/01/14	7.450%	11,455,000	13,193,651
ConAgra Foods, Inc. Senior Unsecured
06/15/17	5.819%	2,170,000	2,448,506
Kraft Foods, Inc. Senior Unsecured
02/01/18	6.125%	1,200,000	1,419,559
08/23/18	6.125%	10,370,000	12,255,422
SABMiller PLC Senior Unsecured(a)(b)
01/15/14	5.700%	11,605,000	12,864,340

Total			42,181,478

Gas Pipelines 11.2%
Centerpoint Energy Resources Corp. Senior Unsecured
01/15/14	5.950%	3,300,000	3,643,500
Colorado Interstate Gas Co. Senior Unsecured
11/15/15	6.800%	14,247,000	16,823,029
Enterprise Products Operating LLC
06/01/15	3.700%	755,000	802,399
02/01/16	3.200%	9,990,000	10,320,809
Gulfstream Natural Gas System LLC(b) Senior Unsecured
11/01/15	5.560%	2,140,000	2,412,366
06/01/16	6.950%	7,526,000	9,006,477
Kinder Morgan Energy Partners LP Senior Unsecured
02/15/18	5.950%	1,490,000	1,703,118
Midcontinent Express Pipeline LLC Senior Unsecured(b)
09/15/14	5.450%	8,580,000	9,461,080
Nisource Finance Corp.
09/15/17	5.250%	10,150,000	11,320,518
Northwest Pipeline GP Senior Unsecured
06/15/16	7.000%	3,111,000	3,758,455
04/15/17	5.950%	6,700,000	7,901,729
Panhandle Eastern Pipeline Co. LP Senior Unsecured
08/15/13	6.050%	5,000,000	5,432,415
11/01/17	6.200%	2,480,000	2,884,530
Plains All American Pipeline LP/Finance Corp.
09/15/15	3.950%	6,415,000	6,849,712
Regency Energy Partners LP/Finance Corp.
06/01/16	9.375%	527,000	589,581
Southern Natural Gas Co. Senior Unsecured(b)
04/01/17	5.900%	2,500,000	2,883,498

Total			95,793,216

Health Care 5.4%
AmerisourceBergen Corp.
09/15/15	5.875%	8,120,000	9,333,315
Cardinal Health, Inc. Senior Unsecured
06/15/15	4.000%	3,010,000	3,222,671
CareFusion Corp. Senior Unsecured
08/01/14	5.125%	7,710,000	8,482,781
Express Scripts, Inc.
05/15/16	3.125%	15,715,000	16,056,283
Hospira, Inc. Senior Unsecured
05/15/15	6.400%	3,240,000	3,722,569

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  17

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)

Health Care (cont.)
Medco Health Solutions, Inc. Senior Unsecured
09/15/15	2.750%	$4,025,000	$4,110,281
Omnicare, Inc.
12/15/15	6.875%	1,180,000	1,212,450

Total			46,140,350

Healthcare Insurance 0.8%
UnitedHealth Group, Inc. Senior Unsecured
11/15/17	6.000%	4,207,000	4,854,079
02/15/18	6.000%	1,400,000	1,624,697

Total			6,478,776

Independent Energy 2.8%
Anadarko Petroleum Corp. Senior Unsecured
09/15/16	5.950%	3,607,000	4,158,384
09/15/17	6.375%	7,385,000	8,705,559
Denbury Resources, Inc.
03/01/16	9.750%	1,250,000	1,396,875
Forest Oil Corp.
02/15/14	8.500%	4,965,000	5,399,437
Newfield Exploration Co. Senior Subordinated Notes
09/01/14	6.625%	2,630,000	2,669,450
Petrohawk Energy Corp.
08/01/14	10.500%	1,475,000	1,677,813

Total			24,007,518

Integrated Energy 1.1%
Marathon Petroleum Corp.(b)
03/01/16	3.500%	8,765,000	9,126,653

Life Insurance 2.6%
Metropolitan Life Global Funding I Secured(b)
06/14/18	3.650%	8,855,000	9,024,537
Prudential Financial, Inc. Senior Unsecured
01/14/15	3.875%	9,530,000	10,096,168
09/17/15	4.750%	2,475,000	2,692,988
05/12/16	3.000%	205,000	206,834
12/01/17	6.000%	210,000	241,639

Total			22,262,166

Media Cable 4.6%
CSC Holdings LLC Senior Unsecured
04/15/14	8.500%	1,000,000	1,115,000
06/15/15	8.500%	495,000	537,075
Charter Communications Operating LLC/Capital Secured(b)
04/30/12	8.000%	2,870,000	2,984,800
Comcast Corp.
03/15/16	5.900%	9,205,000	10,666,690
DIRECTV Holdings LLC/Financing Co., Inc.
02/15/16	3.125%	3,208,000	3,320,181
03/01/16	3.500%	3,000,000	3,157,143
DISH DBS Corp.
02/01/16	7.125%	2,700,000	2,882,250
Time Warner Cable, Inc.
05/01/17	5.850%	10,990,000	12,607,156
Videotron Ltee(a)
01/15/14	6.875%	1,752,000	1,771,710

Total			39,042,005

Media Non-Cable 8.2%
BSKYB Finance UK PLC(a)(b)
10/15/15	5.625%	13,120,000	14,846,369
British Sky Broadcasting Group PLC(a)(b)
02/15/18	6.100%	370,000	421,044
NBCUniversal Media LLC Senior Unsecured(b)
04/01/16	2.875%	8,245,000	8,413,281
RR Donnelley & Sons Co. Senior Unsecured
04/01/14	4.950%	8,700,000	9,004,500
RR Donnelley & Sons Co.(c) Senior Unsecured
05/15/15	5.500%	6,000,000	6,135,000
Reed Elsevier Capital, Inc.
06/15/12	4.625%	1,530,000	1,575,605
01/15/14	7.750%	7,313,000	8,379,718
TCM Sub LLC(b)
01/15/15	3.550%	14,300,000	15,213,210
Thomson Reuters Corp.(a)
07/15/18	6.500%	5,360,000	6,394,244

Total			70,382,971

Metals 1.7%
ArcelorMittal Senior Unsecured(a)
03/01/16	3.750%	10,491,000	10,798,753
FMG Resources August 2006 Proprietary Ltd.(a)(b)
11/01/15	7.000%	1,250,000	1,313,307
United States Steel Corp. Senior Unsecured
06/01/13	5.650%	2,525,000	2,619,688

Total			14,731,748

Non-Captive Diversified 1.4%
General Electric Capital Corp. Senior Unsecured(c)
05/09/16	2.950%	11,880,000	12,124,791

Oil Field Services 0.5%
Weatherford International Ltd.(a)
03/15/13	5.150%	37,000	39,113
02/15/16	5.500%	3,500,000	3,904,544

Total			3,943,657

The accompanying Notes to Financial Statements are an integral part of this statement.

18  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)
Railroads 1.3%
CSX Corp. Senior Unsecured
03/15/18	6.250%	$6,300,000	$7,432,034
Kansas City Southern Railway
06/01/15	8.000%	3,240,000	3,515,400

Total			10,947,434

Refining 0.9%
Valero Energy Corp.
02/01/15	4.500%	6,980,000	7,581,390

Retailers 3.1%
Best Buy Co., Inc. Senior Unsecured
03/15/16	3.750%	11,040,000	11,280,275
CVS Caremark Corp. Senior Unsecured
06/01/17	5.750%	12,953,000	15,003,019

Total			26,283,294

Supermarkets 0.6%
Kroger Co. (The)
10/01/15	3.900%	5,000,000	5,361,020

Technology 0.2%
International Business Machines Corp. Senior Unsecured
07/22/16	1.950%	1,960,000	1,964,806

Transportation Services 1.5%
ERAC U.S.A. Finance LLC(b)
10/15/17	6.375%	10,930,000	12,868,019

Wireless 1.9%
Rogers Communications, Inc.(a)
08/15/18	6.800%	8,835,000	10,635,535
Vodafone Group PLC Senior Unsecured(a)
01/30/15	5.375%	4,860,000	5,473,910

Total			16,109,445

Wirelines 8.0%
AT&T, Inc. Senior Unsecured
05/15/16	2.950%	14,575,000	15,076,380
Deutsche Telekom International Finance BV(a)(b)
04/11/16	3.125%	6,775,000	6,979,903
Embarq Corp. Senior Unsecured
06/01/16	7.082%	17,945,000	20,529,421
Frontier Communications Corp. Senior Unsecured
01/15/13	6.250%	2,011,000	2,091,440
Telecom Italia Capital SA(a)
10/01/15	5.250%	6,000,000	6,002,214
Telefonica Emisiones SAU(a)
01/15/15	4.949%	6,625,000	6,893,187
02/16/16	3.992%	1,605,000	1,611,860
Verizon Communications, Inc. Senior Unsecured
04/01/16	3.000%	5,155,000	5,374,355
Windstream Corp.
08/01/13	8.125%	3,975,000	4,322,812

Total			68,881,572

Total Corporate Bonds & Notes
(Cost: $786,949,771)			$815,351,965

U.S. Treasury Obligations 0.2%

U.S. Treasury
06/30/16	1.500%	$1,420,000	$1,430,877

Total U.S. Treasury Obligations
(Cost: $1,426,882)			$1,430,877

	Shares	Value

Money Market Fund 3.1%

Columbia Short-Term Cash Fund, 0.162%(d)(e)	26,351,912	$26,351,912

Total Money Market Fund
(Cost: $26,351,912)		$26,351,912

		Par/
	Effective	Principal/
Issuer	Yield	Shares	Value

Investments of Cash Collateral Received for Securities on Loan 0.1%

Repurchase Agreements 0.1%
Deutsche Bank AG dated 07-29-11, matures 08-01-11, repurchase price $573,622(f)
	0.250%	$573,610	$573,610

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $573,610)			$573,610

Total Investments
(Cost: $815,302,175)			$843,708,364
Other Assets & Liabilities, Net			13,047,232

Net Assets			$856,755,596

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  19

Portfolio of Investments (continued)

Investments in Derivatives

At July 31, 2011, $2,710,200 was held in a margin deposit account as collateral to cover initial margin requirements on open interest rate futures contracts.
Futures Contracts Outstanding at July 31, 2011

	Number of
	Contracts	Notional	Expiration	Unrealized	Unrealized
Contract Description	Long (Short)	Market Value	Date	Appreciation	Depreciation
U.S. Treasury Note, 2-year	(272)	$(59,818,751)	Oct. 2011	$—	$(38,657)
U.S. Treasury Note, 5-year	(2,375)	(288,432,611)	Oct. 2011	—	(6,675,316)
U.S. Treasury Note, 10-year	(315)	(39,591,563)	Sept. 2011	—	(1,000,705)

Total				$—	$(7,714,678)

Notes to Portfolio of Investments

(a)	Represents a foreign security. At July 31, 2011, the value of foreign securities, excluding short-term securities, represented 14.43% of net assets.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2011, the value of these securities amounted to $140,082,588 or 16.35% of net assets.

(c)	At July 31, 2011, security was partially or fully on loan.

(d)	The rate shown is the seven-day current annualized yield at July 31, 2011.

(e)	Investments in affiliates during the year ended July 31, 2011:

Dividends
			Sales Cost/			or
	Beginning	Purchase	Proceeds	Realized	Ending	Interest
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Income	Value
Columbia Short-Term Cash Fund	$1,292,265	$367,727,352	$(342,667,705)	$—	$26,351,912	$25,452	$26,351,912

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

The accompanying Notes to Financial Statements are an integral part of this statement.

20  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Deutsche Bank AG (0.250%)
Security Description	Value
Fannie Mae REMICS	$90,744
Freddie Mac REMICS	244,352
Government National Mortgage Association	249,986

Total Market Value of Collateral Securities	$585,082

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  21

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable

The accompanying Notes to Financial Statements are an integral part of this statement.

22  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Fair Value Measurements (continued)

inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of July 31, 2011:

	Fair Value at July 31, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Bonds
Corporate Bonds & Notes	$—	$815,351,965	$—	$815,351,965
U.S. Treasury Obligations	1,430,877	—	—	1,430,877

Total Bonds	1,430,877	815,351,965	—	816,782,842

Other
Affiliated Money Market Fund(c)	26,351,912	—	—	26,351,912
Investments of Cash Collateral Received for Securities on Loan	—	573,610	—	573,610

Total Other	26,351,912	573,610	—	26,925,522

Investments in Securities	27,782,789	815,925,575	—	843,708,364
Derivatives(d)
Liabilities
Futures Contracts	(7,714,678)	—	—	(7,714,678)

Total	$20,068,111	$815,925,575	$—	$835,993,686

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at July 31, 2011.

(d)	Futures contracts are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  23

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

24  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

Statement of Assets and Liabilities
July 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $788,376,653)	$816,782,842
Affiliated issuers (identified cost $26,351,912)	26,351,912
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $573,610)	573,610

Total investments (identified cost $815,302,175)	843,708,364
Cash	1
Margin deposits on futures contracts	2,710,200
Receivable for:
Capital shares sold	6,547,028
Investments sold	18,825,923
Dividends	2,529
Interest	10,399,894
Reclaims	2,613

Total assets	882,196,552

Liabilities
Due upon return of securities on loan	573,610
Payable for:
Investments purchased	19,792,294
Capital shares purchased	948,455
Dividend distributions to shareholders	1,746,245
Variation margin on futures contracts	2,237,613
Investment management fees	8,364
Distribution fees	5,772
Administration fees	1,579
Plan administration fees	4
Other expenses	127,020

Total liabilities	25,440,956

Net assets applicable to outstanding capital stock	$856,755,596

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  25

Statement of Assets and Liabilities (continued)
July 31, 2011

Represented by
Paid-in capital	$830,803,144
Excess of distributions over net investment income	(110,464)
Accumulated net realized gain	5,371,405
Unrealized appreciation (depreciation) on:
Investments	28,406,189
Futures contracts	(7,714,678)

Total — representing net assets applicable to outstanding capital stock	$856,755,596

*Value of securities on loan	$562,728

Net assets applicable to outstanding shares
Class A	$516,915,937
Class B	$8,755,755
Class C	$72,018,511
Class I	$216,337,487
Class R4	$575,476
Class W	$12,353,185
Class Z	$29,799,245
Shares outstanding
Class A	51,164,896
Class B	867,038
Class C	7,132,605
Class I	21,407,752
Class R4	56,823
Class W	1,221,034
Class Z	2,948,139
Net asset value per share
Class A(a)	$10.10
Class B	$10.10
Class C	$10.10
Class I	$10.11
Class R4	$10.13
Class W	$10.12
Class Z	$10.11

(a)	The maximum offering price per share for Class A is $10.41. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

Statement of Operations
Year ended July 31, 2011

Net investment income
Income:
Interest	$27,397,003
Dividends from affiliates	25,452
Income from securities lending — net	4,731

Total income	27,427,186

Expenses:
Investment management fees	3,254,713
Distribution fees
Class A	1,128,924
Class B	118,326
Class C	587,085
Class W	8,465
Transfer agent fees
Class A	488,434
Class B	12,672
Class C	63,306
Class R4	280
Class W	3,556
Class Z	8,337
Administration fees	476,431
Plan administration fees
Class R4	1,372
Compensation of board members	15,265
Custodian fees	34,160
Printing and postage fees	60,901
Registration fees	142,789
Professional fees	32,126
Other	28,375

Total expenses	6,465,517
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(543,410)

Total net expenses	5,922,107

Net investment income	21,505,079

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  27

Statement of Operations (continued)
Year ended July 31, 2011

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$19,290,354
Futures contracts	(7,810,306)

Net realized gain	11,480,048
Net change in unrealized appreciation (depreciation) on:
Investments	4,964,647
Futures contracts	(4,391,018)

Net change in unrealized appreciation	573,629

Net realized and unrealized gain	12,053,677

Net increase in net assets resulting from operations	$33,558,756

The accompanying Notes to Financial Statements are an integral part of this statement.

28  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended July 31,	2011(a)	2010
Operations
Net investment income	$21,505,079	$17,972,637
Net realized gain	11,480,048	11,117,916
Net change in unrealized appreciation	573,629	9,941,473

Net increase in net assets resulting from operations	33,558,756	39,032,026

Distributions to shareholders from:
Net investment income
Class A	(14,260,279)	(11,212,392)
Class B	(285,004)	(388,242)
Class C	(1,403,094)	(1,078,872)
Class I	(5,584,042)	(5,519,660)
Class R4	(17,659)	(14,832)
Class W	(96,342)	(198)
Class Z	(250,178)	—

Total distributions to shareholders	(21,896,598)	(18,214,196)

Increase in net assets from share transactions	264,119,960	304,714,105

Total increase in net assets	275,782,118	325,531,935
Net assets at beginning of year	580,973,478	255,441,543

Net assets at end of year	$856,755,596	$580,973,478

Undistributed (excess of distributions over) net investment income	$(110,464)	$265,429

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  29

Statement of Changes in Net Assets (continued)

	Year ended July 31,
	2011(a)		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	30,714,797	307,752,014	36,041,704	350,042,663
Conversions from Class B	360,025	3,628,398	417,330	4,148,251
Distributions reinvested	1,106,368	11,090,404	982,985	9,602,398
Redemptions	(20,517,032)	(205,658,478)	(10,089,186)	(98,604,327)

Net increase	11,664,158	116,812,338	27,352,833	265,188,985

Class B shares
Subscriptions	457,271	4,582,435	1,119,448	10,885,268
Distributions reinvested	27,547	275,932	37,647	367,326
Conversions to Class A	(360,027)	(3,628,398)	(417,330)	(4,148,251)
Redemptions	(421,192)	(4,220,353)	(343,521)	(3,350,216)

Net increase (decrease)	(296,401)	(2,990,384)	396,244	3,754,127

Class C shares
Subscriptions	3,635,807	36,430,208	4,484,206	43,470,414
Distributions reinvested	107,882	1,080,653	73,344	716,948
Redemptions	(1,575,759)	(15,775,518)	(596,975)	(5,853,354)

Net increase	2,167,930	21,735,343	3,960,575	38,334,008

Class I shares
Subscriptions	10,071,456	100,939,786	1,523,884	14,850,921
Distributions reinvested	566,729	5,686,124	567,735	5,532,158
Redemptions	(1,985,971)	(19,947,196)	(2,400,370)	(23,372,058)

Net increase (decrease)	8,652,214	86,678,714	(308,751)	(2,988,979)

Class R4 shares
Subscriptions	2,314	23,158	52,510	511,331
Distributions reinvested	1,709	17,175	1,437	14,095
Redemptions	(1,440)	(14,468)	(10,109)	(99,462)

Net increase	2,583	25,865	43,838	425,964

The accompanying Notes to Financial Statements are an integral part of this statement.

30  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011(a)		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class W shares
Subscriptions	1,292,454	12,980,370	—	—
Distributions reinvested	9,534	96,178	—	—
Redemptions	(81,466)	(821,163)	—	—

Net increase	1,220,522	12,255,385	—	—

Class Z shares
Subscriptions	5,318,810	53,497,799	—	—
Distributions reinvested	8,735	88,039	—	—
Redemptions	(2,379,406)	(23,983,139)	—	—

Net increase	2,948,139	29,602,699	—	—

Total net increase	26,359,145	264,119,960	31,444,739	304,714,105

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  31

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended July 31,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$9.94	$9.46	$9.34	$9.58	$9.57

Income from investment operations:
Net investment income	0.31	0.38	0.37	0.43	0.42
Net realized and unrealized gain (loss) on investments	0.17	0.50	0.10	(0.27)	0.02

Total from investment operations	0.48	0.88	0.47	0.16	0.44

Less distributions to shareholders from:
Net investment income	(0.32)	(0.40)	(0.35)	(0.40)	(0.43)

Total distributions to shareholders	(0.32)	(0.40)	(0.35)	(0.40)	(0.43)

Net asset value, end of period	$10.10	$9.94	$9.46	$9.34	$9.58

Total return	4.87%	9.40%	5.39%	1.56%	4.63%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.94%	0.96%	1.06%	1.08%	1.11%

Net expenses after fees waived or expenses reimbursed(b)	0.86%	0.85%	0.89%	0.89%	0.89%

Net investment income	3.11%	3.90%	4.16%	4.45%	4.34%

Supplemental data
Net assets, end of period (in thousands)	$516,916	$392,689	$114,937	$62,677	$61,547

Portfolio turnover(c)	113%	101%	335%	218%	263%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

32  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011	2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$9.94	$9.46	$9.34	$9.58	$9.57

Income from investment operations:
Net investment income	0.24	0.31	0.30	0.36	0.34
Net realized and unrealized gain (loss) on investments	0.17	0.49	0.11	(0.28)	0.02

Total from investment operations	0.41	0.80	0.41	0.08	0.36

Less distributions to shareholders from:
Net investment income	(0.25)	(0.32)	(0.29)	(0.32)	(0.35)

Total distributions to shareholders	(0.25)	(0.32)	(0.29)	(0.32)	(0.35)

Net asset value, end of period	$10.10	$9.94	$9.46	$9.34	$9.58

Total return	4.08%	8.59%	4.59%	0.80%	3.84%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.69%	1.73%	1.82%	1.84%	1.87%

Net expenses after fees waived or expenses reimbursed(b)	1.61%	1.61%	1.65%	1.65%	1.65%

Net investment income	2.36%	3.18%	3.37%	3.69%	3.57%

Supplemental data
Net assets, end of period (in thousands)	$8,756	$11,562	$7,257	$7,351	$9,671

Portfolio turnover(c)	113%	101%	335%	218%	263%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  33

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$9.94	$9.45	$9.34	$9.57	$9.56

Income from investment operations:
Net investment income	0.23	0.30	0.31	0.36	0.35
Net realized and unrealized gain (loss) on investments	0.18	0.51	0.09	(0.27)	0.01

Total from investment operations	0.41	0.81	0.40	0.09	0.36

Less distributions to shareholders from:
Net investment income	(0.25)	(0.32)	(0.29)	(0.32)	(0.35)

Total distributions to shareholders	(0.25)	(0.32)	(0.29)	(0.32)	(0.35)

Net asset value, end of period	$10.10	$9.94	$9.45	$9.34	$9.57

Total return	4.09%	8.70%	4.48%	0.91%	3.84%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.69%	1.71%	1.82%	1.83%	1.86%

Net expenses after fees waived or expenses reimbursed(b)	1.61%	1.60%	1.64%	1.64%	1.64%

Net investment income	2.34%	3.12%	3.44%	3.71%	3.59%

Supplemental data
Net assets, end of period (in thousands)	$72,019	$49,324	$9,494	$1,600	$1,599

Portfolio turnover(c)	113%	101%	335%	218%	263%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

34  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011	2010	2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$9.94	$9.46	$9.35	$9.58	$9.57

Income from investment operations:
Net investment income	0.34	0.42	0.41	0.46	0.45
Net realized and unrealized gain (loss) on investments	0.19	0.49	0.09	(0.26)	0.02

Total from investment operations	0.53	0.91	0.50	0.20	0.47

Less distributions to shareholders from:
Net investment income	(0.36)	(0.43)	(0.39)	(0.43)	(0.46)

Total distributions to shareholders	(0.36)	(0.43)	(0.39)	(0.43)	(0.46)

Net asset value, end of period	$10.11	$9.94	$9.46	$9.35	$9.58

Total return	5.34%	9.79%	5.66%	2.04%	4.99%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.58%	0.61%	0.66%	0.67%	0.70%

Net expenses after fees waived or expenses reimbursed(b)	0.52%	0.49%	0.53%	0.52%	0.54%

Net investment income	3.41%	4.34%	4.50%	4.83%	4.70%

Supplemental data
Net assets, end of period (in thousands)	$216,337	$126,852	$123,651	$105,610	$78,906

Portfolio turnover(c)	113%	101%	335%	218%	263%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  35

Financial Highlights (continued)

	Year ended July 31,
	2011	2010	2009	2008	2007
Class R4
Per share data
Net asset value, beginning of period	$9.97	$9.49	$9.37	$9.58	$9.57

Income from investment operations:
Net investment income	0.32	0.38	0.44	0.47	0.43
Net realized and unrealized gain (loss) on investments	0.17	0.50	0.06	(0.26)	0.02

Total from investment operations	0.49	0.88	0.50	0.21	0.45

Less distributions to shareholders from:
Net investment income	(0.33)	(0.40)	(0.38)	(0.42)	(0.44)

Total distributions to shareholders	(0.33)	(0.40)	(0.38)	(0.42)	(0.44)

Net asset value, end of period	$10.13	$9.97	$9.49	$9.37	$9.58

Total return	4.92%	9.45%	5.64%	2.14%	4.82%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.89%	0.91%	0.97%	0.98%	0.98%

Net expenses after fees waived or expenses reimbursed(b)	0.82%	0.79%	0.74%	0.51%	0.73%

Net investment income	3.16%	3.93%	4.81%	4.84%	4.48%

Supplemental data
Net assets, end of period (in thousands)	$575	$541	$99	$9	$10

Portfolio turnover(c)	113%	101%	335%	218%	263%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

36  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011	2010	2009	2008	2007(d)
Class W
Per share data
Net asset value, beginning of period	$9.95	$9.47	$9.36	$9.58	$9.76

Income from investment operations:
Net investment income	0.26	0.38	0.36	0.47	0.27
Net realized and unrealized gain on investments	0.23	0.49	0.10	(0.30)	(0.18)

Total from investment operations	0.49	0.87	0.46	0.17	(0.09)

Less distributions to shareholders from:
Net investment income	(0.32)	(0.39)	(0.35)	(0.39)	(0.27)

Total distributions to shareholders	(0.32)	(0.39)	(0.35)	(0.39)	(0.27)

Net asset value, end of period	$10.12	$9.95	$9.47	$9.36	$9.58

Total return	4.97%	9.30%	5.19%	1.68%	1.00%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.89%	1.08%	1.09%	1.14%	1.12% (e)

Net expenses after fees waived or expenses reimbursed(b)	0.86%	0.93%	0.97%	0.97%	0.97% (e)

Net investment income	2.64%	3.92%	4.03%	4.50%	4.34% (e)

Supplemental data
Net assets, end of period (in thousands)	$12,353	$5	$5	$5	$5

Portfolio turnover(c)	113%	101%	335%	218%	263%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  37

Financial Highlights (continued)

	Year ended
	July 31,
	2011(f)
Class Z
Per share data
Net asset value, beginning of period	$10.05

Income from investment operations:
Net investment income	0.25
Net realized and unrealized gain on investments	0.09

Total from investment operations	0.34

Less distributions to shareholders from:
Net investment income	(0.28)

Total distributions to shareholders	(0.28)

Net asset value, end of period	$10.11

Total return	3.49%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.67%	(e)

Net expenses after fees waived or expenses reimbursed(b)	0.61%	(e)

Net investment income	3.01%	(e)

Supplemental data
Net assets, end of period (in thousands)	$29,799

Portfolio turnover(c)	113%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 220% and 124% for the years ended July 31, 2009 and 2008, respectively.
(d)	For the period from December 1, 2006 (commencement of operations) to July 31, 2007.
(e)	Annualized.
(f)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

38  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

Notes to Financial Statements
July 31, 2011

Note 1. Organization

Columbia Limited Duration Credit Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Bond Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares
The Corporation may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4, Class W, and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  39

Notes to Financial Statements (continued)

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus. Class Z shares commenced operations September 27, 2010.

Note 2. Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S.

40  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  41

Notes to Financial Statements (continued)

settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts
Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund

42  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at July 31, 2011

Liability Derivatives
Statement of Assets
Risk Exposure Category	and Liabilities Location	Fair Value
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	$7,714,678*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended July 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Future Contracts
Interest rate contracts	$(7,810,306)

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  43

Notes to Financial Statements (continued)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Future Contracts
Interest rate contracts	$(4,391,018)

Volume of Derivative Instruments for the Year Ended July 31, 2011

Contracts
Opened
Futures contracts	10,275

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Roll Transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the forward purchase price.

44  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager’s ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Expenses
General expenses of the Corporation are allocated to the Fund and other funds of the Corporation based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  45

Notes to Financial Statements (continued)

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes
The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders
Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee

46  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.36% to 0.24% as the Fund’s net assets increase. Prior to July 1, 2011 the rate was an annual fee that declined from 0.48% to 0.29% as the Fund’s net assets increased. The management fee for the year ended July 31, 2011 was 0.47% of the Fund’s average daily net assets.

Administration Fees
Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The fee for the year ended July 31, 2011 was 0.07% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2011, there were no expenses incurred for these particular items.

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund.

Prior to September 7, 2010, the Transfer Agent received annual account-based service fees for Class A, Class B and Class C shares which amount varied by class and annual asset-based service fees based on the Fund’s average daily net assets attributable to Class R4 and Class W shares, which amount varied by

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  47

Notes to Financial Statements (continued)

class. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer and Dividend Disbursing Agent Agreement effective September 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class. Class I shares do not pay transfer agent fees.

For the year ended July 31, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.11%
Class B	0.11
Class C	0.11
Class R4	0.05
Class W	0.10
Class Z	0.10

Plan Administration Fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets

48  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $600,000 and $523,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $570,287 for Class A, $5,187 for Class B and $18,967 for Class C for the year ended July 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
Effective October 1, 2010, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2011, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.86%
Class B	1.61
Class C	1.61
Class I	0.52
Class R4	0.82
Class W	0.86
Class Z	0.61

Prior to September 30, 2010, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  49

Notes to Financial Statements (continued)

and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.85%
Class B	1.61%
Class C	1.60%
Class I	0.49%
Class R4	0.79%
Class W	0.94%

Effective October 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.85%
Class B	1.60%
Class C	1.60%
Class I	0.52%
Class R4	0.82%
Class W	0.85%
Class Z	0.60%

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax

50  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended July 31, 2011, permanent and timing book to tax differences resulting primarily from differing treatments for futures contracts, post-October losses, interest on bonds and losses deferred due to wash sales were identified and permanent differences reclassed among the components of the Fund’s net assets in the Statement of Assets and Liabilities as follows:

Excess of distributions over net investment income	$15,626
Accumulated net realized gain	(15,626)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2011	2010
Ordinary Income	$21,896,598	$18,214,196

At July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,650,824
Undistributed accumulated long-term gain	—
Accumulated realized loss	(2,117,055)
Unrealized appreciation	28,164,928

At July 31, 2011, the cost of investments for federal income tax purposes was $815,390,842 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$28,566,495
Unrealized depreciation	(248,973)

Net unrealized appreciation	$28,317,522

The following capital loss carryforward, determined at July 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2018	$2,117,055

For the year ended July 31, 2011, $5,812,170 of capital loss carryforward was utilized.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  51

Notes to Financial Statements (continued)

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $997,414,586 and $767,875,340, respectively, for the year ended July 31, 2011.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At July 31, 2011, securities valued at $562,728 were on loan, secured by cash collateral of $573,610 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of

52  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended July 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At July 31, 2011, the Investment Manager and/or affiliates owned 100% of the Fund’s Class I shares.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  53

Notes to Financial Statements (continued)

$300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. Prior to October 14, 2010, the Fund also paid an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2011.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s

54  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  55

Notes to Financial Statements (continued)

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

56  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Limited Duration Credit Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Limited Duration Credit Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT  57

Report of Independent Registered Public Accounting Firm (continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Limited Duration Credit Fund of the Columbia Funds Series Trust II at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
September 21, 2011

58  COLUMBIA LIMITED DURATION CREDIT FUND — 2011 ANNUAL REPORT

Portfolio of Investments

Columbia Money Market Fund
July 31, 2011
(Percentages represent value of investments compared to net assets)

	Effective	Par/
Issuer	Yield	Principal	Value

Asset-Backed Commercial Paper 26.6%

Amsterdam Funding Corp.(a)
08/24/11	0.170%	$35,000,000	$34,995,868
Chariot Funding LLC(a)
08/04/11	0.110%	35,000,000	34,999,368
08/22/11	0.140%	35,100,000	35,096,860
Charta LLC
08/01/11	0.100%	15,800,000	15,799,868
FCAR Owner Trust Series I
08/02/11	0.140%	29,600,000	29,599,556
09/15/11	0.180%	11,300,000	11,297,344
Fairway Finance Co. LLC
08/08/11	0.120%	34,100,000	34,098,892
Fairway Finance Co. LLC(a)
09/14/11	0.140%	15,003,000	15,000,316
Falcon Asset Securitization Co. LLC(a)
08/01/11	0.100%	27,000,000	26,999,775
Jupiter Securitization Co. LLC
08/12/11	0.110%	32,000,000	31,998,613
Market Street Funding LLC(a)
08/10/11	0.170%	30,443,000	30,441,326
08/16/11	0.120%	16,000,000	15,999,018
MetLife Short Term Funding LLC(a)
08/01/11	0.130%	24,000,000	23,999,747
08/05/11	0.120%	30,100,000	30,099,298
Old Line Funding LLC(a)
09/20/11	0.150%	38,000,000	37,991,767
Salisbury Receivables Co. LLC
08/23/11	0.130%	20,000,000	19,998,267
Sheffield Receivables Corp.
08/01/11	0.140%	30,000,000	29,999,667
Sheffield Receivables Corp.(a)
09/01/11	0.150%	20,100,000	20,097,236
Sheffield Receivables Corp.(b)
08/10/11	0.160%	33,000,000	32,998,286
Thunder Bay Funding LLC
08/25/11	0.130%	31,087,000	31,084,081
Thunder Bay Funding LLC(a)
09/08/11	0.170%	31,000,000	30,994,144
Windmill Funding Corp.(a)
08/01/11	0.140%	45,000,000	44,999,500

Total Asset-Backed Commercial Paper
(Cost: $618,588,797)			$618,588,797

Commercial Paper 33.7%

Banking 25.5%
ANZ National International Ltd.(b)(c)
08/15/11	0.170%	$52,000,000	$51,995,840
BNP Paribas Finance, Inc.
08/01/11	0.090%	50,000,000	49,999,639
Bank of Nova Scotia(c)
08/01/11	0.030%	85,000,000	84,999,764
Barclays U.S. Funding Corp.
08/01/11	0.040%	85,200,000	85,199,716
Canadian Imperial Holdings, Inc.(c)
08/04/11	0.030%	85,200,000	85,199,526
HSBC U.S.A., Inc.
08/03/11	0.060%	85,300,000	85,299,242
Royal Bank Of Scotland Group PLC(a)(c)
08/09/11	0.200%	54,000,000	53,996,700
Royal Bank Of Scotland Group PLC(b)(c)
08/10/11	0.180%	19,000,000	18,998,897
Westpac Banking Corp.(a)(c)
08/19/11	0.210%	31,000,000	30,996,211

Total			593,385,535

Diversified Manufacturing 3.7%
General Electric Co.
08/02/11	0.020%	85,200,000	85,199,787

Life Insurance 1.3%
Metlife Short Term Funding LLC(a)
09/19/11	0.170%	30,000,000	29,992,775

Pharmaceuticals 1.6%
Sanofi(b)(c)
12/15/11	0.220%	38,000,000	37,967,953

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  13

Portfolio of Investments (continued)

	Effective	Par/
Issuer	Yield	Principal	Value

Commercial Paper (continued)
Retailers 3.6%
Wal-Mart Stores, Inc.
08/08/11	0.152%	$85,000,000	$84,996,647

Total Commercial Paper
(Cost: $784,842,697)			$784,842,697

Certificates of Deposit 11.1%

Bank of Montreal
08/05/11	0.130%	$85,000,000	$85,000,000
Royal Bank Of Canada(c)
08/01/11	0.080%	46,700,000	46,700,000
Toronto Dominion Bank
08/05/11	0.130%	82,000,000	82,000,000
Westpac Banking Corp.(d)
07/03/12	0.280%	45,000,000	45,000,000

Total Certificates of Deposit
(Cost: $258,700,000)			$258,700,000

U.S. Government & Agency Obligations 4.1%

Federal Home Loan Bank
02/02/12	0.160%	$25,000,000	$25,000,000
07/24/12	0.375%	31,000,000	31,000,000
Federal Home Loan Bank(d)
01/19/12	0.170%	15,000,000	15,000,000
01/24/12	0.160%	25,000,000	25,000,000

Total U.S. Government & Agency Obligations
(Cost: $96,000,000)			$96,000,000

U.S. Government-Insured Debt 14.6%

Straight-A Funding LLC(b)(e) U.S. Treasury Government Guaranty
08/03/11	0.150%	$20,000,000	$19,999,600
08/11/11	0.160%	10,000,000	9,999,433
08/12/11	0.130%	27,000,000	26,998,635
08/16/11	0.140%	30,000,000	29,997,875
08/17/11	0.130%	30,800,000	30,797,844
08/18/11	0.130%	13,885,000	13,883,974
08/23/11	0.130%	10,701,000	10,700,073
08/26/11	0.160%	28,000,000	27,996,640
09/01/11	0.160%	33,250,000	33,245,123
09/12/11	0.160%	11,102,000	11,099,829
10/03/11	0.160%	28,000,000	27,991,911
Straight-A Funding LLC(e) U.S. Treasury Government Guaranty
09/06/11	0.120%	61,837,000	61,829,167
10/11/11	0.160%	35,027,000	35,015,636

Total U.S. Government-Insured Debt
(Cost: $339,555,740)			$339,555,740

Repurchase Agreements 0.8%

Barclays Bank PLC dated 07-29-11, matures 08-01-11, repurchase price $18,000,180 (collateralized by: U.S. Treasury Bond total market value $18,000,055)
	1.000%	$18,000,000	$18,000,000

Total Repurchase Agreements
(Cost: $18,000,000)			$18,000,000

Treasury Note Short-Term 8.5%

U.S. Treasury Bills
08/11/11	0.100%	$93,000,000	$92,996,796
08/18/11	0.030%	84,000,000	83,998,575
09/15/11	0.050%	20,000,000	19,998,668

Total Treasury Note Short-Term
(Cost: $196,994,039)			$196,994,039

	Coupon	Principal
Issuer	Rate	Amount	Value

Asset-Backed Securities — Non-Agency 2.9%

Car Loan 2.9%
Enterprise Fleet Financing LLC Series 2011-2 Class A1(a)
07/20/12	0.384%	$23,252,622	$23,252,622
SMART Trust (a) Series 2011-1USA Class A1
03/14/12	0.432%	8,776,970	8,776,970
Series 2011-2USA Class A1
07/14/12	0.365%	10,000,000	10,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

14  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount	Value

Asset-Backed Securities — Non-Agency (continued)

Car Loan (cont.)
Santander Drive Auto Receivables Trust Series 2010-3 Class A1
12/15/11	0.357%	$237,932	$237,907
Series 2011-1 Class A1
05/15/12	0.312%	17,883,078	17,883,078
Westlake Automobile Receivables Trust Series 2011-1A Class A1(a)
05/15/12	0.391%	6,508,638	6,508,638

Total			66,659,215

Total Asset-Backed Securities — Non-Agency
(Cost: $66,659,215)			$66,659,215

Total Investments
(Cost: $2,379,340,488)			$2,379,340,488
Other Assets & Liabilities, Net			(51,827,471)

Net Assets			$2,327,513,017

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2011, the value of these securities amounted to $545,238,139 or 23.43% of net assets.

(b)	Represents a security sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” This security may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2011, the value of these securities amounted to $384,671,913 or 16.53% of net assets.

(c)	Represents a foreign security. At July 31, 2011, the value of foreign securities represented 17.65% of net assets.

(d)	Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2011. The maturity date disclosed represents the final maturity. For purposes of Rule 2a-7, maturity is the later of the next put or interest rate reset date.

(e)	Funding for this debt is provided by the Federal Financing Bank, which is funded by the U.S. Department of the Treasury.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  15

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

The accompanying Notes to Financial Statements are an integral part of this statement.

16  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of July 31, 2011:

	Fair Value at July 31, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Short-Term Securities
Asset-Backed Commercial Paper	$—	$618,588,797	$—	$618,588,797
Commercial Paper	—	784,842,697	—	784,842,697
Certificates of Deposit	—	258,700,000	—	258,700,000
U.S. Government & Agency Obligations	—	96,000,000	—	96,000,000
U.S. Government-Insured Debt	—	339,555,740	—	339,555,740
Repurchase Agreements	—	18,000,000	—	18,000,000
Treasury Note Short-Term	—	196,994,039	—	196,994,039

Total Short-Term Securities	—	2,312,681,273	—	2,312,681,273

Bonds
Asset-Backed Securities — Non-Agency	—	66,659,215	—	66,659,215

Total Bonds	—	66,659,215	—	66,659,215

Total	$—	$2,379,340,488	$—	$2,379,340,488

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based on the discount or premium at purchase.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  17

Portfolio of Investments (continued)

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

18  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

Statement of Assets and Liabilities
July 31, 2011

Assets
Investments, at value
Securities (identified cost $2,361,340,488)	$2,361,340,488
Repurchase agreements (identified cost $18,000,000)	18,000,000

Total investments (identified cost $2,379,340,488)	2,379,340,488
Cash	506,549
Receivable for:
Capital shares sold	44,068,406
Interest	57,438
Expense reimbursement due from Investment Manager	37,068

Total assets	2,424,009,949

Liabilities
Payable for:
Investments purchased	84,997,521
Capital shares purchased	10,708,724
Dividend distributions to shareholders	15,746
Investment management fees	19,527
Distribution fees	356
Transfer agent fees	356,868
Administration fees	3,333
Other expenses	394,857

Total liabilities	96,496,932

Net assets applicable to outstanding capital stock	$2,327,513,017

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  19

Statement of Assets and Liabilities (continued)

Represented by
Paid-in capital	$2,327,586,115
Excess of distributions over net investment income	(75,468)
Accumulated net realized gain	2,370

Total — representing net assets applicable to outstanding capital stock	$2,327,513,017

Net assets applicable to outstanding shares
Class A	$2,170,619,310
Class B	$18,616,903
Class C	$12,975,388
Class I	$38,467,272
Class R	$29,776
Class R5	$883,792
Class W	$21,133,323
Class Z	$64,787,253
Shares outstanding
Class A	2,170,422,448
Class B	18,616,013
Class C	12,974,607
Class I	38,466,758
Class R	29,773
Class R5	883,741
Class W	21,131,233
Class Z	64,782,072
Net asset value per share
Class A	$1.00
Class B	$1.00
Class C	$1.00
Class I	$1.00
Class R	$1.00
Class R5	$1.00
Class W	$1.00
Class Z	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

20  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

Statement of Operations
Year ended July 31, 2011

Net investment income
Income:
Interest	$5,183,428

Expenses:
Investment management fees	7,527,378
Distribution fees
Class B	181,782
Transfer agent fees
Class A	6,387,433
Class B	68,258
Class C	22,345
Class R	54
Class R5	140
Class W	84,926
Class Y	1,315
Class Z	141,652
Administration fees	1,289,536
Plan administration fees
Class R	1
Class Y	3,743
Compensation of board members	52,742
Custodian fees	34,369
Printing and postage fees	400,801
Registration fees	217,223
Professional fees	55,485
Other	73,919

Total expenses	16,543,102
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(11,539,424)

Total net expenses	5,003,678

Net investment income	179,750

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$2,371

Net realized gain	2,371

Net realized and unrealized gain	2,371

Net increase in net assets resulting from operations	$182,121

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  21

Statement of Changes in Net Assets

Year ended July 31,	2011	2010
Operations
Net investment income	$179,750	$1,131,009
Net realized gain	2,371	130
Increase in payments by affiliates (Note 5)	—	16,034,529

Net increase in net assets resulting from operations	182,121	17,165,668

Distributions to shareholders from:
Net investment income
Class A	(177,413)	(1,291,295)
Class B	(1,694)	(4,170)
Class C	(658)	(449)
Class I	(2,162)	(6,376)
Class R	(3)	(4)
Class R5	(79)	(11)
Class W	(3,157)	(1,982)
Class Y	(249)	(2,828)
Class Z	(5,055)	(436)

Total distributions to shareholders	(190,470)	(1,307,551)

Decrease in net assets from share transactions	(351,389,406)	(836,237,268)

Total decrease in net assets	(351,397,755)	(820,379,151)
Net assets at beginning of year	2,678,910,772	3,499,289,923

Net assets at end of year	$2,327,513,017	$2,678,910,772

Excess of distributions over net investment income	$(75,468)	$(64,878)

The accompanying Notes to Financial Statements are an integral part of this statement.

22  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

	2011		2010
Year ended July 31,	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	2,500,192,693	2,500,394,306	2,739,187,933	2,739,122,416
Conversions from Class B	13,019,118	13,019,118	10,964,428	10,964,428
Distributions reinvested	176,162	176,173	1,315,638	1,315,664
Redemptions	(2,871,553,022)	(2,871,553,023)	(3,516,770,822)	(3,516,770,831)

Net decrease	(358,165,049)	(357,963,426)	(765,302,823)	(765,368,323)

Class B shares
Subscriptions	17,846,700	17,848,652	24,198,866	24,198,867
Distributions reinvested	1,651	1,654	3,959	3,967
Conversions to Class A	(13,019,114)	(13,019,118)	(10,964,426)	(10,964,428)
Redemptions	(20,139,968)	(20,139,967)	(56,019,716)	(56,019,717)

Net decrease	(15,310,731)	(15,308,779)	(42,781,317)	(42,781,311)

Class C shares
Subscriptions	18,853,673	18,854,423	8,622,033	8,624,023
Distributions reinvested	596	599	411	415
Redemptions	(13,789,202)	(13,789,202)	(7,819,610)	(7,819,610)

Net increase	5,065,067	5,065,820	802,834	804,828

Class I shares
Subscriptions	35,729,709	35,731,364	10,529,980	10,587,080
Distributions reinvested	2,221	2,221	7,449	7,449
Redemptions	(24,440,087)	(24,440,087)	(58,154,089)	(58,154,089)

Net increase (decrease)	11,291,843	11,293,498	(47,616,660)	(47,559,560)

Class R shares
Subscriptions	27,279	27,281	2,500	2,499
Redemptions	(6)	(6)	—	—

Net increase	27,273	27,275	2,500	2,499

Class R5 shares
Subscriptions	1,446,392	1,446,466	2,135,461	2,135,434
Distributions reinvested	79	79	7	7
Redemptions	(1,288,358)	(1,288,359)	(1,414,840)	(1,414,840)

Net increase	158,113	158,186	720,628	720,601

Class W shares
Subscriptions	8,256,113	8,258,900	21,549,363	21,572,208
Distributions reinvested	3,233	3,233	1,966	1,966
Redemptions	(21,705,488)	(21,705,488)	(18,445,691)	(18,445,691)

Net increase (decrease)	(13,446,142)	(13,443,355)	3,105,638	3,128,483

Class Y shares
Subscriptions	650,177	650,177	8,608,179	8,592,048
Distributions reinvested	229	229	2,831	2,831
Conversions to Class Z	(25,902,387)	(25,902,387)	—	—
Redemptions	(938,348)	(938,348)	(13,595,360)	(13,595,360)

Net decrease	(26,190,329)	(26,190,329)	(4,984,350)	(5,000,481)

Class Z shares
Subscriptions	75,340,326	75,346,162	34,381,767	34,381,507
Conversions from Class Y	25,902,387	25,902,387	—	—
Distributions reinvested	4,816	4,830	298	336
Redemptions	(56,281,675)	(56,281,675)	(14,565,847)	(14,565,847)

Net increase	44,965,854	44,971,704	19,816,218	19,815,996

Total net decrease	(351,604,101)	(351,389,406)	(836,237,332)	(836,237,268)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  23

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended July 31,
	2011		2010		2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.000	(a)	0.000	(a)	0.008	0.03	0.05
Net realized and unrealized gain (loss) on investments	0.000	(a)	(0.005)		(0.007)	—	—
Increase from payments by affiliate	—		0.005		0.007	—	—

Total from investment operations	0.000	(a)	0.000	(a)	0.008	0.03	0.05

Less distributions to shareholders from:
Net investment income	(0.000	)(a)	(0.000	)(a)	(0.008)	(0.03)	(0.05)

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.008)	(0.03)	(0.05)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total return	0.01%		0.05%	(b)	0.79% (c)	3.52%	4.80%

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.68%		0.75%		0.73%	0.65%	0.70%

Net expenses after fees waived or expenses reimbursed(d)	0.21%		0.25%		0.61%	0.65% (e)	0.70%

Net investment income	0.01%		0.04%		0.86%	3.45%	4.65%

Supplemental data
Net assets, end of period (in thousands)	$2,170,619		$2,528,588		$3,278,886	$4,728,064	$4,662,136

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

24  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011		2010		2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income (loss)	0.000	(a)	(0.000	)(a)	0.005	0.03	0.04
Net realized and unrealized gain (loss) on investments	0.000	(a)	(0.006)		(0.007)	—	—
Increase from payments by affiliate	—		0.006		0.007	—	—

Total from investment operations	0.000	(a)	(0.000	)(a)	0.005	0.03	0.04

Less distributions to shareholders from:
Net investment income	(.000	)(a)	(0.000	)(a)	(0.005)	(0.03)	(0.04)

Total distributions to shareholders	(.000	)(a)	(0.000	)(a)	(0.005)	(0.03)	(0.04)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total return	0.01%		0.01%	(b)	0.45% (c)	2.84%	4.11%

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	1.43%		1.43%		1.39%	1.30%	1.36%

Net expenses after fees waived or expenses reimbursed(d)	0.21%		0.30%		0.93%	1.30% (e)	1.36%

Net investment income (loss)	.00%	(f)	(0.01%	)	0.41%	2.70%	3.98%

Supplemental data
Net assets, end of period (in thousands)	$18,617		$33,927		$76,370	$85,973	$75,692

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  25

Financial Highlights (continued)

	Year ended July 31,
	2011		2010		2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income (loss)	0.000	(a)	(0.000	)(a)	0.005	0.03	0.04
Net realized and unrealized gain (loss) on investments	0.000	(a)	(0.005)		(0.007)	—	—
Increase from payments by affiliate	—		0.005		0.007	—	—

Total from investment operations	0.000	(a)	(0.000	)(a)	0.005	0.03	0.04

Less distributions to shareholders from:
Net investment income	(0.000	)(a)	(0.000	)(a)	(0.005)	(0.03)	(0.04)

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.005)	(0.03)	(0.04)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total return	0.01%		0.01%	(b)	0.46% (c)	2.85%	4.12%

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.68%		1.18%		1.39%	1.30%	1.36%

Net expenses after fees waived or expenses reimbursed(d)	0.20%		0.30%		0.96%	1.30% (e)	1.36%

Net investment income (loss)	0.01%		(0.00%	)(f)	0.44%	2.60%	4.00%

Supplemental data
Net assets, end of period (in thousands)	$12,975		$7,910		$7,073	$7,698	$3,601

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

26  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011		2010		2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.000	(a)	0.000	(a)	0.010	0.04	0.05
Net realized and unrealized gain (loss) on investments	0.000	(a)	(0.006)		(0.007)	—	—
Increase from payments by affiliate	—		0.006		0.007	—	—

Total from investment operations	0.000	(a)	0.000	(a)	0.010	0.04	0.05

Less distributions to shareholders from:
Net investment income	(0.000	)(a)	(0.000	)(a)	(0.010)	(0.04)	(0.05)

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.010)	(0.04)	(0.05)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total return	0.01%		0.01%	(b)	0.96% (c)	3.81%	5.14%

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.40%		0.41%		0.43%	0.37%	0.38%

Net expenses after fees waived or expenses reimbursed(d)	0.21%		0.29%		0.43%	0.37% (e)	0.38%

Net investment income	0.01%		0.01%		1.02%	3.55%	4.97%

Supplemental data
Net assets, end of period (in thousands)	$38,467		$27,175		$74,517	$86,516	$49,244

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  27

Financial Highlights (continued)

	Year ended July 31,
	2011		2010(g)
Class R(h)
Per share data
Net asset value, beginning of period	$1.00		$1.00

Income from investment operations:
Net investment income	0.000	(a)	0.002
Net realized and unrealized gain (loss) on investments	0.000	(a)	(0.001)

Total from investment operations	0.000	(a)	0.001

Less distributions to shareholders from:
Net investment income	(.000	)(a)	(0.001)

Total distributions to shareholders	(.000	)(a)	(0.001)

Net asset value, end of period	$1.00		$1.00

Total return	0.03%		0.14%	(b)

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.67%		0.80%	(i)

Net expenses after fees waived or expenses reimbursed(d)	0.18%		0.07%	(i)

Net investment income	0.02%		0.21%	(i)

Supplemental data
Net assets, end of period (in thousands)	$30		$3

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

28  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011		2010		2009	2008	2007(j)
Class R5
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.000	(a)	0.000	(a)	0.009	0.04	0.03
Net realized and unrealized gain (loss) on investments	0.000	(a)	(0.002)		(0.007)	—	—
Increase from payments by affiliate	—		0.002		0.007	—	—

Total from investment operations	0.000	(a)	0.000	(a)	0.009	0.04	0.03

Less distributions to shareholders from:
Net investment income	(0.000	)(a)	(0.000	)(a)	(0.009)	(0.04)	(0.03)

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.009)	(0.04)	(0.03)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total return	0.01%		0.04%	(b)	0.91% (c)	3.75%	3.20%

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.42%		0.45%		0.51%	0.41%	0.44%(i	)

Net expenses after fees waived or expenses reimbursed(d)	0.21%		0.18%		0.49%	0.41% (e)	0.44%	(i)

Net investment income	0.01%		0.05%		0.90%	3.68%	4.90%	(i)

Supplemental data
Net assets, end of period (in thousands)	$884		$726		$5	$5	$5

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  29

Financial Highlights (continued)

	Year ended July 31,
	2011		2010		2009	2008	2007(k)
Class W
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income (loss)	0.000	(a)	(0.000	)(a)	0.008	0.04	0.03
Net realized and unrealized gain on investments	0.000	(a)	(0.005)		(0.007)	—	—
Increase from payments by affiliate	—		0.005		0.007	—	—

Total from investment operations	0.000	(a)	(0.000	)(a)	0.008	0.04	0.03

Less distributions to shareholders from:
Net investment income	(0.000	)(a)	(0.000	)(a)	(0.008)	(0.04)	(0.03)

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.008)	(0.04)	(0.03)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total return	0.01%		0.01%	(b)	0.76% (c)	3.49%	3.13%

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.67%		0.68%		0.73%	0.67%	0.65%	(i)

Net expenses after fees waived or expenses reimbursed(d)	0.21%		0.30%		0.64%	0.67% (e)	0.65%	(i)

Net investment income (loss)	0.01%		(0.00%	)(f)	0.78%	4.05%	4.46%	(i)

Supplemental data
Net assets, end of period (in thousands)	$21,133		$34,577		$31,351	$38,283	$120,155

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

30  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

	Year ended July 31,
	2011		2010(l)
Class Z
Per share data
Net asset value, beginning of period	$1.00		$1.00

Income from investment operations:
Net investment income	0.000	(a)	0.000	(a)
Net realized and unrealized gain (loss) on investments	0.000	(a)	(0.000	)(a)
Increase from payments by affiliate	—		0.000

Total from investment operations	0.000	(a)	0.000	(a)

Less distributions to shareholders from:
Net investment income	(0.000	)(a)	(0.000	)(a)

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)

Net asset value, end of period	$1.00		$1.00

Total return	0.01%		0.00%	(b)(f)

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.67%		0.61%	(i)

Net expenses after fees waived or expenses reimbursed(d)	0.20%		0.26%	(i)

Net investment income	0.01%		0.02%	(i)

Supplemental data
Net assets, end of period (in thousands)	$64,787		$19,816

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  31

Financial Highlights (continued)

Notes to Financial Highlights

(a)	Rounds to less than $0.001.
(b)	During the year ended July 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.53% for Class A, 0.59% for Class B and Class I, 0.48% for Class C, 0.19% for Class R5 and 0.50% for Class W. There was no impact to the total return for Class R and Class Z.
(c)	During the year ended July 31, 2009, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.74% for Class A and 0.71% for Class B, Class C, Class I, Class R5 and Class W.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.
(e)	For the year ended July 31, 2008, the ratio of net expenses after reduction for earnings and bank fee credits was 0.63% for Class A, 1.29% for Class B, 1.29% for Class C, 0.36% for Class I, 0.41% for Class R5 and 0.65% for Class W.
(f)	Rounds to less than 0.01%.
(g)	For the period from August 3, 2009 (commencement of operations) to July 31, 2010.
(h)	Effective September 7, 2010, Class R2 shares were renamed Class R shares.
(i)	Annualized.
(j)	For the period from December 11, 2006 (commencement of operations) to July 31, 2007.
(k)	For the period from December 1, 2006 (commencement of operations) to July 31, 2007.
(l)	For the period from April 30, 2010 (commencement of operations) to July 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

32  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

Notes to Financial Statements
July 31, 2011

Note 1. Organization

Columbia Money Market Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Money Market Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R5, Class W, and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares have no sales charge.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors. Effective September 7, 2010, Class R2 shares were renamed Class R shares.

Class R5 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  33

Notes to Financial Statements (continued)

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus. Effective September 7, 2010, Class Y shares were converted to Class Z shares.

Note 2. Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees (the Board) continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board has established procedures intended to stabilize the Fund’s net asset value for purposes of sales and redemptions at $1.00 per share. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated.

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a

34  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income, including amortization of premium and discount, is recognized daily.

Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  35

Notes to Financial Statements (continued)

determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.33% to 0.15% as the Fund’s net assets increase. The management fee for the year ended July 31, 2011 was 0.31% of the Fund’s average daily net assets.

Administration Fees
Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The fee for the year ended July 31, 2011 was 0.05% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2011, other expenses paid to this company were $2,451.

36  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund.

Prior to September 7, 2010, the Transfer Agent received annual account-based service fees for Class A, Class B and Class C shares which amount varied by class and annual asset-based service fees based on the Fund’s average daily net assets attributable to Class R, Class R5 and Class W shares, which amount varied by class. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer and Dividend Disbursing Agent Agreement effective September 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class. Class I shares do not pay transfer agent fees.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  37

Notes to Financial Statements (continued)

For the year ended July 31, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.28%
Class B	0.28
Class C	0.28
Class R	0.27
Class R5	0.02
Class W	0.27
Class Z	0.27

Plan Administration Fees
Under a Plan Administration Services Agreement with the Transfer Agent, prior to September 7, 2010, the Fund paid an annual fee at a rate of 0.15% of the Fund’s average daily net assets attributable to Class Y shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to September 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R shares for such services.

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to Class A and Class W shares, and a fee at an annual rate of up to 0.85%, 0.75% and 0.50% of the Fund’s average daily net assets attributable to Class B, Class C and Class R shares, respectively. For Class B shares, of the 0.85% fee, up to 0.75% is reimbursed for distribution expenses. For the year ended July 31, 2011, the Fund did not pay fees for Class A, Class C, Class R and Class W shares. For the year ended July 31, 2011, the Fund paid fees equal to 0.75% for Class B shares.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $5,401,000 and $116,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2011, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

38  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

Sales Charges
CDSCs received by the Distributor for distributing Fund shares were $58,328 for Class B and $8,773 for Class C for the year ended July 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
Effective October 1, 2010, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.62%
Class B	1.27
Class C	1.27
Class I	0.32
Class R	0.77
Class R5	0.37
Class W	0.62
Class Z	0.52

Prior to October 1, 2010, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.65%
Class B	1.31
Class C	1.31
Class I	0.37
Class R	0.92
Class R5	0.42
Class W	0.67
Class Z	0.55

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses,

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  39

Notes to Financial Statements (continued)

transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

In addition, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund for the purpose of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceeded Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, accumulated net realized gain has been decreased by $130 resulting in a net reclassification adjustment to decrease excess of distributions over net investment income by $130.

The tax character of distributions paid during the years indicated was as follows:

Year ended July 31,	2011	2010
Ordinary income	$190,470	$1,307,551

At July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$26,534
Undistributed accumulated long-term gain	—
Accumulated realized gain (loss)	—
Unrealized appreciation (depreciation)	(83,886)

At July 31, 2011, the cost of investments for federal income tax purposes was $2,379,340,488.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and

40  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Payments by Affiliates

From August 3, 2009 through June 30, 2010, due to realized losses of the Fund, Ameriprise Financial paid approximately $16.0 million to the Fund. These payments reimbursed the Fund for prior year losses on securities and provided support to the Fund’s $1.00 net asset value per share. These reimbursements were voluntary, could have been discontinued at any time and do not contractually obligate Ameriprise Financial to reimburse future realized or unrealized losses that may occur. This amount is recorded in the Statement of Changes in Net Assets as an increase in payments by affiliates.

Note 6. Shareholder Concentration

At July 31, 2011, the Investment Manager and/or affiliates owned 100% of the Fund’s Class I shares.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  41

Notes to Financial Statements (continued)

$300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. Prior to October 14, 2010, the Fund also paid an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2011.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

On August 5, 2011, Standard & Poor’s Ratings Services (“S&P”) lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA”. Because the Fund invests in U.S. government obligations, the value of the Fund’s shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. government’s credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to

42  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  43

Notes to Financial Statements (continued)

to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

44  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Money Market Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Money Market Fund (the Fund) as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT  45

Report of Independent Registered Public Accounting Firm (continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Money Market Fund of the Columbia Funds Series Trust II at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
September 21, 2011

46  COLUMBIA MONEY MARKET FUND — 2011 ANNUAL REPORT

PART C. OTHER INFORMATION
Item 28. Exhibits

(a)(1)	Agreement and Declaration of Trust effective January 27, 2006, filed electronically on or about Feb. 8, 2006 as Exhibit (a) to Registrant’s Registration Statement is incorporated by reference.

(a)(2)	Amendment No. 1 to the Agreement and Declaration of Trust filed electronically on or about Oct. 2, 2007 as Exhibit (a)(2) to Registrant’s Post-Effective Amendment No. 5 to Registration Statement No. 333-131683 is incorporated by reference.

(a)(3)	Amendment No. 2 to the Agreement and Declaration of Trust, dated Jan. 8, 2009, filed electronically on or about Jan. 27, 2009 as Exhibit (a)(3) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-131683 is incorporated by reference.

(a)(4)	Amendment No. 3 to the Agreement and Declaration of Trust, dated Aug. 9, 2010, filed electronically on or about March 4, 2011 as Exhibit (a)(4) to Registrant’s Post-Effective Amendment No. 19 to Registration Statement No. 333-131683 is incorporated by reference.

(a)(5)	Amendment No. 4 to the Agreement and Declaration of Trust, dated Jan. 13, 2011, filed electronically on or about March 4, 2011 as Exhibit (a)(5) to Registrant’s Post-Effective Amendment No. 19 to Registration Statement No. 333-131683 is incorporated by reference.

(a)(6)	Amendment No. 5 to the Agreement and Declaration of Trust, dated April 14, 2011, filed electronically on or about July 29, 2011 as Exhibit (a)(6) to Registrant’s Post-Effective Amendment No. 33 to Registration Statement No. 333-131683 is incorporated by reference.

(b)	By-laws filed electronically on or about April 21, 2006 as Exhibit (b) to Registrant’s Pre-Effective Amendment No. 1 to Registration Statement No. 333-131683 are incorporated by reference.

(c)	Stock Certificate: Not applicable.

(d)(1)	Investment Management Services Agreement, dated May 1, 2006, amended and restated April 9, 2009, between Registrant and RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, filed electronically on or about April 29, 2010 as Exhibit (d) to Registrant’s Post-Effective Amendment No. 10 to Registration Statement No. 333-131683 is incorporated by reference.

(d)(2)	Investment Management Services Agreement, dated Sept. 22, 2010, amended and restated July 1, 2011, between Registrant and Columbia Management Investment Advisers, LLC, filed electronically on or about August 29, 2011 as Exhibit (d)(2) to Registrant’s Post-Effective Amendment No. 37 to Registration Statement No. 333-131683 is incorporated by reference.

(d)(3)	Subadvisory Agreement, dated June 11, 2008 between RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, and Threadneedle International Limited, filed electronically on or about Oct. 29, 2008 as Exhibit (d)(2) to RiverSource Global Series, Inc. Post-Effective Amendment No. 57 to Registration Statement No. 33-25824 is incorporated by reference.

(d)(4)	Amendment One to Amended and Restated Subadvisory Agreement, dated July 13, 2009, between Columbia Management Investment Advisers, LLC, and Threadneedle International Limited, filed electronically on or about Dec. 29, 2009 as Exhibit (d)(3) to RiverSource International Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-92309 is incorporated by reference.

(d)(5)	Amendment Two to Amended and Restated Subadvisory Agreement, dated March 30, 2011, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, filed electronically on or about April 29, 2011, as Exhibit (d)(5) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(d)(6)	Amendment Three to Amended and Restated Subadvisory Agreement, dated July 1, 2011, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, filed electronically on or about August 29, 2011 as Exhibit (d)(6) to Registrant’s Post-Effective Amendment No. 37 to Registration Statement No. 333-131683 is incorporated by reference.

(d)(7)	Amendment Four to Amended and Restated Subadvisory Agreement, dated July 19, 2011, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, filed electronically on or about August 29, 2011 as Exhibit (d)(7) to Registrant’s Post-Effective Amendment No. 37 to Registration Statement No. 333-131683 is incorporated by reference.

(d)(8)	Addendum to Amended and Restated Subadvisory Agreement, dated July 19, 2011, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, filed electronically on or about August 29, 2011 as Exhibit (d)(8) to Registrant’s Post-Effective Amendment No. 37 to Registration Statement No. 333-131683 is incorporated by reference.

(d)(9)	Subadvisory Agreement by and between American Express Financial Corporation and Turner Investment Partners, Inc., dated April 7, 2003, filed electronically on or about May 26, 2004 as Exhibit (d)(6) to AXP Strategy Series, Inc. Post-Effective Amendment No. 49 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(10)	Amendment, dated July 21, 2003, to Subadvisory Agreement between American Express Financial Corporation and Turner Investment Partners, Inc., dated April 7, 2003, filed electronically on or about May 24, 2006 as Exhibit (d)(8) to RiverSource Strategy Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(11)	Subadvisory Transfer Agreement between Ameriprise Financial, Inc., RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, and Turner Investment Partners, Inc., dated Oct. 1, 2005, filed electronically on or about May 24, 2006 as Exhibit (d)(9) to RiverSource Strategy Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(12)	Amendment Two, dated Nov. 11, 2005, to Subadvisory Agreement between RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, and Turner Investment Partners, Inc., dated April 7, 2003, filed electronically on or about May 24, 2006 as Exhibit (d)(10) to RiverSource Strategy Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(13)	Amendment Three, dated April 10, 2008, to Subadvisory Agreement between RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, and Turner Investment Partners, Inc., dated April 7, 2003, filed electronically on or about May 27, 2008 as Exhibit (d)(14) to Registrant’s Post-Effective Amendment No. 19 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(14)	Subadvisory Agreement between American Express Financial Corporation and Donald Smith & Co., Inc., dated March 12, 2004, filed electronically on or about May 26, 2004 as Exhibit (d)(19) to RiverSource Managers Series, Inc. Post-Effective Amendment No. 10 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(15)	Subadvisory Transfer Agreement, dated Oct. 1, 2005, between Ameriprise Financial, Inc., RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, and Donald Smith & Co., Inc., filed electronically on or about May 24, 2006 as Exhibit (d)(25) to RiverSource Managers Series, Inc. Post-Effective Amendment No. 14 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(16)	Subadvisory Agreement, dated Nov. 13, 2008, between RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC and Metropolitan West Capital Management, LLC, filed electronically on or about July 28, 2009 as Exhibit (d)(25) to RiverSource Managers Series, Inc. Post-Effective Amendment No. 21 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(17)	Subadvisory Agreement between American Express Financial Corporation and Barrow, Hanley, Mewhinney & Strauss, Inc., dated March 12, 2004, filed electronically on or about May 26, 2004 as Exhibit (d)(20) to RiverSource Managers Series, Inc. Post-Effective Amendment No. 10 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(18)	Subadvisory Transfer Agreement, dated Oct. 1, 2005, between Ameriprise Financial, Inc., RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, and Barrow, Hanley, Mewhinney & Strauss, Inc., filed electronically on or about May 24, 2006 as Exhibit (d)(27) to RiverSource Managers Series, Inc. Post-Effective Amendment No. 14 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(19)	Subadvisory Agreement, dated July 12, 2011, between Columbia Management Investment Advisers, LLC and Mondrian Investment Partners Limited, filed electronically on or about August 29, 2011 as Exhibit (d)(19) to Registrant’s Post-Effective Amendment No. 37 to Registration Statement No. 333-131683 is incorporated by reference.

(e)(1)	Distribution Agreement, effective September 7, 2010, amended and restated March 7, 2011, between Registrant and Columbia Management Investment Distributors, Inc., filed electronically on or about May 6, 2011 as Exhibit (e)(1) to Registrant’s Post-Effective Amendment No. 26 to Registration Statement No. 333-131683 is incorporated by reference.

(e)(2)	Form of Mutual Fund Sales Agreement filed electronically on or about July 9, 2010 as Exhibit (e)(2) to RiverSource Bond Series, Inc. Post-Effective Amendment No. 63 to Registration Statement No. 2-72174 is incorporated by reference.

(f)	Deferred Compensation Plan, amended and restated Jan. 1, 2010, filed electronically on or about Jan. 26, 2011 as Exhibit (f) to RiverSource Tax-Exempt Series, Inc. Post-Effective Amendment No. 62 to Registration Statement No. 2-57328 is incorporated by reference.

(g)	Form of Master Global Custody Agreement with JP Morgan Chase Bank, N.A. filed electronically on or about Dec. 23, 2008 as Exhibit (g) to RiverSource International Managers Series, Inc. Post-Effective Amendment No. 18 to Registration Statement No. 333-64010 is incorporated by reference.

(h)(1)	Administrative Services Agreement dated Jan. 1, 2011, amended and restated August 12, 2011, between Registrant and Columbia Management Investment Advisers, LLC, filed electronically on or about August 29, 2011 as Exhibit (h)(1) to Registrant’s Post-Effective Amendment No. 37 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(2)	Transfer and Dividend Disbursing Agent Agreement, dated Sept. 7, 2010, amended and restated June 3, 2011, between Registrant and Columbia Management Investment Services Corp., filed electronically on or about July 29, 2011 as Exhibit (h)(2) to Registrant’s Post-Effective Amendment No. 33 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(3)	Plan Administration Services Agreement, dated December 1, 2006, amended and restated September 27, 2010, between Registrant and Columbia Management Investment Services Corp., filed electronically on or about May 6, 2011 as Exhibit (h)(3) to Registrant’s Post-Effective Amendment No. 26 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(4)	Master Fee Cap/Fee Waiver Agreement, dated May 2, 2011, by and among Columbia Management Investment Advisers, LLC, Columbia Management Investment Distributors, Inc., Columbia Management Investment Services Corp. and the Registrant, filed electronically on or about July 29, 2011 as Exhibit (h)(4) to Registrant’s Post-Effective Amendment No. 33 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(5)	License Agreement, effective May 1, 2006, amended and restated as of Nov. 12, 2008, between Ameriprise Financial, Inc. and Funds, filed electronically on or about Feb. 27, 2009 as Exhibit (h)(4) to RiverSource Variable Series Trust, now known as Columbia Funds Variable Series Trust II, Post-Effective Amendment No. 4 to Registration Statement No. 333-146374 is incorporated by reference.

(h)(6)	Agreement and Plan of Reorganization, dated December 20, 2010, filed electronically on or about April 29, 2011 as Exhibit (h)(9) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(h)(7)	Agreement and Plan of Redomiciling, dated December 20, 2010, filed electronically on or about April 29, 2011 as Exhibit (h)(10) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(i)	Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j)	Consent of Independent Registered Public Accounting Firm is filed electronically herewith.

(k)	Omitted Financial Statements : Not Applicable.

(l)	Initial Capital Agreement: Not Applicable.

(m)	Plan of Distribution and Agreement of Distribution, effective Sept. 7, 2008, amended and restated March 7, 2011, between Registrant and Columbia Management Investment Distributors, Inc., filed electronically on or about April 7, 2011 as Exhibit (m) to Registrant’s Post-Effective Amendment No. 23 to Registration Statement No. 333-131683 is incorporated by reference.

(n)	Amended and Restated Rule 18f — 3 Multi-Class Plan as of April 8, 2011, filed electronically on or about July 29, 2011 as Exhibit (n) to Registrant’s Post-Effective Amendment No. 33 to Registration Statement No. 333-131683 is incorporated by reference.

(o)	Reserved.

(p)(1)	Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about Feb. 27, 2009 as Exhibit (p)(1) to RiverSource Variable Series Trust, now known as Columbia Funds Variable Series Trust II, Post-Effective Amendment No. 4 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(2)	Code of Ethics adopted under Rule 17j-1 for Registrant’s investment adviser and principal underwriter, dated July 1, 2011, filed electronically on or about July 29, 2011 as Exhibit (p)(2) to Registrant’s Post-Effective Amendment No. 33 to Registration Statement No. 333-131683 is incorporated by reference.

(p)(3)	Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor Small Cap Value Fund’s and Variable Portfolio — Partners Small Cap Value Fund’s Subadviser Donald Smith & Co., Inc., adopted Jan. 1, 2005 and revised June 1, 2006, filed electronically on or about April 24, 2007 as Exhibit (p)(4) to RiverSource Variable Portfolio — Managers Series, Inc. Post-Effective Amendment No. 19 to Registration Statement No. 333-61346 is incorporated by reference.

(p)(4)	Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor Small Cap Value Fund’s and Variable Portfolio — Small Cap Value Fund’s Subadviser Barrow, Hanley, Mewhinney & Strauss, Inc., dated Dec. 31, 2009, filed electronically on or about April 29, 2011 as Exhibit (p)(5) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(5)	Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor Small Cap Value Fund’s and Variable Portfolio — Partners Small Cap Value Fund’s Subadviser Turner Investment Partners, Inc., dated March 1, 2008, filed electronically on or about April 29, 2009 as Exhibit (p)(11) to RiverSource Variable Series Trust, now known as Columbia Funds Variable Series Trust II, Post-Effective Amendment No. 5 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(6)	Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor Small Cap Value Fund’s Subadviser Metropolitan West Capital Management, LLC, dated January 1, 2011, filed electronically on or about July 29, 2011 as Exhibit (p)(6) to Registrant’s Post-Effective Amendment No. 33 to Registration Statement No. 333-131683 is incorporated by reference.

(p)(7)	Code of Ethics, dated Nov. 30, 2009, adopted under Rule 17j-1, for Columbia Absolute Return Emerging Markets Macro, Columbia Asia Pacific ex-Japan, Columbia Emerging Markets Opportunity, Columbia European Equity, Columbia Global Equity, Columbia Global Extended Alpha, Columbia Variable Portfolio — Emerging Markets Opportunity and Columbia Variable Portfolio — International Opportunity Funds’ Subadviser ,Threadneedle International Ltd., filed electronically on or about April 29, 2011 as Exhibit (p)(9) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(8)	Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor International Value Fund’s and Variable Portfolio — AllianceBernstein International Value Fund’s Subadviser AllianceBernstein L.P., dated April 1, 2010, filed electronically on or about April 29, 2011 as Exhibit (p)(21) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(9)	Code of Ethics adopted under Rule 17j-1 for Columbia Marsico Flexible Capital Fund’s and Variable Portfolio — Marsico Growth Fund’s Subadviser Marsico Capital Management, LLC, dated Sept. 1, 2008, filed electronically on or about April 14, 2010 as Exhibit (p)(25) to RiverSource Variable Series Trust, now known as Columbia Funds Variable Series Trust II, Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(10)	Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor International Value Fund’s and Variable Portfolio — Mondrian International Small Cap Fund’s Subadviser Mondrian Investment Partners Limited, dated Jan. 1. 2007, filed electronically on or about April 14, 2010 as Exhibit (p)(24) to RiverSource Variable Series Trust, now known as Columbia Funds Variable Series Trust II, Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(q)	Directors/Trustees Power of Attorney to sign Amendments to this Registration Statement, dated June 8, 2011, filed electronically on or about June 16, 2011 as Exhibit (q) to Registrant’s Post-Effective Amendment No. 28 to Registration Statement No. 333-131683 is incorporated by reference.

Item 29. Persons Controlled by or Under Common Control with Registrant:
Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), as sponsor of the funds in the fund family that includes the Columbia and RiverSource funds (the Fund Family), may make initial capital investments in funds in the Fund Family (seed accounts). Columbia Management also serves as investment manager of certain funds-of-funds in the Fund Family that invest primarily in shares of affiliated funds (the “underlying funds”). Columbia Management does not make initial capital investments or invest in underlying funds for the purpose of exercising control. However, since these ownership interests may be significant, in excess of 25%, such that Columbia Management may be deemed to control certain funds in the Fund Family, procedures have been put in place to assure that public shareholders determine the outcome of all actions taken at shareholder meetings. Specifically, Columbia Management (which votes proxies for the seed accounts) and the Boards of Directors or Trustees of the affiliated funds-of-funds (which votes proxies for the affiliated funds-of-funds) vote on each proposal in the same proportion as the vote of the direct public shareholders vote; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.
Item 30. Indemnification
The Agreement and Declaration of Trust of the Registrant provides that the Registrant shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a trustee, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a trustee, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Registrant may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the Commonwealth of Massachusetts, as now existing or hereafter amended. The By-laws of the Registrant provide that present or former trustees or officers of the Registrant made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Registrant to the full extent authorized by the Massachusetts Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the trustees, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.
Item 31. Business and Other Connections of the Investment Adviser

To the knowledge of the Registrant, none of the directors or officers of Columbia Management Investment Advisers, LLC (Columbia Management), the Registrant’s investment adviser, except as set forth below, are or have been, at any time during the Registrant’s past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature.
(a)	Columbia Management, a wholly owned subsidiary of Ameriprise Financial, Inc., performs investment advisory services for the Registrant and certain other clients. Information regarding the business of Columbia Management and the directors and principal officers of Columbia Management is also included in the Form ADV filed by Columbia Management (formerly, RiverSource Investments, LLC) with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-25943), which is incorporated herein by reference. In addition to their position with Columbia Management, certain directors and officers of Columbia Management also hold various positions with, and engage in business for, Ameriprise Financial, Inc. or its other subsidiaries. Prior to May 1, 2010, when Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC from Bank of America, N.A., certain current directors and officers of CMIA held various positions with, and engaged in business for, Columbia Management Group, LLC or other direct or indirect subsidiaries of Bank of America Corporation.

(b)	AllianceBernstein L.P. performs investment management services for the Registrant and certain other clients. Information regarding the business of AllianceBernstein L.P. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by AllianceBernstein L.P. and is incorporated herein by reference. Information about the business of AllianceBernstein L.P. and the directors and principal executive officers of AllianceBernstein L.P. is also included in the Form ADV filed by AllianceBernstein L.P. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-56720), which is incorporated herein by reference.

(c)	Barrow, Hanley, Mewhinney & Strauss, Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Barrow, Hanley, Mewhinney & Strauss, Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Barrow, Hanley, Mewhinney & Strauss, Inc. and is incorporated herein by reference. Information about the business of Barrow, Hanley, Mewhinney & Strauss, Inc. and the directors and principal executive officers of Barrow, Hanley, Mewhinney & Strauss, Inc. is also included in the Form ADV filed by Barrow, Hanley, Mewhinney & Strauss, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-31237), which is incorporated herein by reference.

(d)	Donald Smith & Co., Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Donald Smith & Co., Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Donald Smith & Co., Inc. and is incorporated herein by reference. Information about the business of Donald Smith & Co., Inc. and the directors and principal executive officers of Donald Smith & Co., Inc. is also included in the Form ADV filed by Donald Smith & Co., Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-10798), which is incorporated herein by reference.

(e)	Marsico Capital Management, LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of Marsico Capital Management, LLC is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Marsico Capital Management, LLC and is incorporated herein by reference. Information about the business of Marsico Capital Management, LLC and the directors and principal executive officers of Marsico Capital Management, LLC is also included in the Form ADV filed by Marsico Capital Management, LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-54914), which is incorporated herein by reference.

(f)	Mondrian Investment Partners Limited performs investment management services for the Registrant and certain other clients. Information regarding the business of Mondrian Investment Partners Limited is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Mondrian Investment Partners Limited and is incorporated herein by reference. Information about the business of Mondrian Investment Partners Limited and the directors and principal executive officers of Mondrian Investment Partners Limited is also included in the Form ADV filed by Mondrian Investment Partners Limited with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-37702), which is incorporated herein by reference.

(g)	Threadneedle International Limited performs investment management services for the Registrant and certain other clients. Information regarding the business of Threadneedle International Limited is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Threadneedle International Limited and is incorporated herein by reference. Information about the business of Threadneedle International Limited and the directors and principal executive officers of Threadneedle International Limited is also included in the Form ADV filed by Threadneedle International Limited with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-63196), which is incorporated herein by reference.

(h)	Turner Investment Partners, Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Turner Investment Partners, Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Turner Investment Partners, Inc. and is incorporated herein by reference. Information about the business of Turner Investment Partners, Inc. and the directors and principal executive officers of Turner Investment Partners, Inc. is also included in the Form ADV filed by Turner Investment Partners, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-36220), which is incorporated herein by reference.

(i)	Metropolitan West Capital Management, LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of Metropolitan West Capital Management, LLC is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Metropolitan West Capital Management, LLC and is incorporated herein by reference. Information about the business of Metropolitan West Capital Management, LLC and the directors and principal executive officers of Metropolitan West Capital Management, LLC is also included in the Form ADV filed by Metropolitan West Capital Management, LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-57001), which is incorporated herein by reference.
Item 32. Principal Underwriter
(a)	Columbia Management Investment Distributors, Inc. acts as principal underwriter for the following investment companies, including the Registrant:

Columbia Acorn Trust; Columbia Funds Series Trust; Columbia Funds Series Trust I; Columbia Funds Series Trust II; Columbia Funds Variable Series Trust II; Columbia Funds Variable Insurance Trust; Columbia Funds Variable Insurance Trust I; Wanger Advisors Trust. Columbia Management Investment Distributors, Inc. acts as placement agent for Columbia Funds Master Investment Trust, LLC.

(b)	As to each director, principal officer or partner of Columbia Management Investment Distributors, Inc.

Name and Principal Business	Position and Offices	Positions and Offices
Address*	with Principal Underwriter	with Registrant
William F. Truscott	Director (Chairman)	Board Member, Senior Vice President

Michael A. Jones	Director; President	Senior Vice President

Beth Ann Brown	Director; Senior Vice President	None

Amy Unckless	Director; Chief Administrative Officer	None

Jeffrey F. Peters	Senior Vice President	None

Dave K. Stewart	Chief Financial Officer	None

Scott R. Plummer	Vice President, Chief Counsel and Assistant Secretary	Senior Vice President, and Chief Legal Officer

Stephen O. Buff	Vice President, Chief Compliance Officer	None

Christopher Thompson	Senior Vice President and Head of Investment Products and Marketing	None

Brian Walsh	Vice President, Strategic Relations	None

Frank Kimball	Vice President, Asset Management Distribution Operations and Governance	None

Thomas R. Moore	Secretary	None

Michael E. DeFao	Vice President and Assistant Secretary	Vice President and Assistant Secretary

Paul B. Goucher	Vice President and Assistant Secretary	Vice President and Assistant Secretary

Tara W. Tilbury	Vice President and Assistant Secretary	Assistant Secretary

Nancy W. LeDonne	Vice President and Assistant Secretary	None

Ryan C. Larrenaga	Vice President and Assistant Secretary	Assistant Secretary

Joseph L. D’Alessandro	Vice President and Assistant Secretary	Assistant Secretary

Christopher O. Petersen	Vice President and Assistant Secretary	Vice President and Secretary

Eric T. Brandt	Vice President and Assistant Secretary	None

Neysa M. Alecu	Anti-Money Laundering Officer and Identity Theft Prevention Officer	Money Laundering Prevention Officer

Kevin Wasp	Ombudsman	None

Lee Faria	Conflicts Officer	None

*	The principal business address of Columbia Management Investment Distributors, Inc. is 225 Franklin Street, Boston MA 02110.

(c)	Not Applicable.
Item 33. Location of Accounts and Records
Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder include:

•	Fund headquarters, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402;

•	Registrant’s investment adviser and administrator, Columbia Management Investment Advisers, LLC, 225 Franklin Street, Boston, MA 02110;

•	Registrant’s subadviser, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105;

•	Registrant’s subadviser, Barrow, Hanley, Mewhinney & Strauss, Inc., 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201;

•	Registrant’s subadviser, Donald Smith & Co., Inc., 152 West 57th Street, 22nd Floor, New York, New York 10019;

•	Registrant’s subadviser, Marsico Capital Management, LLC, 1200 17th Street, Suite 1600, Denver, Colorado 80202;

•	Registrant’s subadviser, Mondrian Investment Partners Limited, 10 Gresham Street, 5th Floor, London, United Kingdom EC2V7JD;

•	Registrant’s subadviser, Threadneedle International Limited, London EC3A 8JQ, United Kingdom;

•	Registrant’s subadviser, Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312;

•	Registrant’s subadviser, Metropolitan West Capital Management, LLC, 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660;

•	Registrant’s transfer agent, Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110; and

•	Registrant’s custodian, JPMorgan Chase Bank, N.A., 1 Chase Manhattan Plaza, New York, NY 10005.
In addition, Iron Mountain Records Management is an off-site storage facility housing historical records that are no longer required to be maintained on-site. Records stored at this facility include various trading and accounting records, as well as other miscellaneous records. The address for Iron Mountain Records Management is 920 & 950 Apollo Road, Eagan, MN 55121.
Item 34. Management Services
Not Applicable.
Item 35. Undertakings
Not Applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, COLUMBIA FUNDS SERIES TRUST II, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and State of Massachusetts on the 28th day of September, 2011.

COLUMBIA FUNDS SERIES TRUST II

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President
Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of September, 2011.

Signature	Capacity	Signature	Capacity
/s/ J. Kevin Connaughton J. Kevin Connaughton	President (Principal Executive Officer)	/s/ R. Glenn Hilliard* R. Glenn Hilliard	Trustee

/s/ Michael G. Clarke Michael G. Clarke	Chief Financial Officer (Principal Financial Officer)	/s/ John F. Maher* John F. Maher	Trustee

/s/ Paul D. Pearson Paul D. Pearson	Chief Accounting Officer (Principal Accounting Officer)	/s/ John J. Nagorniak* John J. Nagorniak	Trustee

/s/ Stephen R. Lewis, Jr.* Stephen R. Lewis, Jr.	Chair of the Board	/s/ Catherine James Paglia* Catherine James Paglia	Trustee

/s/ Kathleen A. Blatz* Kathleen A. Blatz	Trustee	/s/ Leroy C. Richie* Leroy C. Richie	Trustee

/s/ Edward J. Boudreau, Jr.* Edward J. Boudreau, Jr.	Trustee	/s/ Anthony M. Santomero* Anthony M. Santomero	Trustee

/s/ Pamela G. Carlton* Pamela G. Carlton	Trustee	/s/ Minor M. Shaw* Minor M. Shaw	Trustee

/s/ William P. Carmichael* William P. Carmichael	Trustee	/s/ Alison Taunton-Rigby* Alison Taunton-Rigby	Trustee

/s/ Patricia M. Flynn* Patricia M. Flynn	Trustee	/s/ William F. Truscott* William F. Truscott	Trustee

/s/ William A. Hawkins* William A. Hawkins	Trustee

*	Signed pursuant to Directors/Trustees Power of Attorney, dated June 8, 2011, filed electronically on or about June 16, 2011 as Exhibit (q) to Registrant’s Post-Effective Amendment No. 28 to Registration Statement No. 333-131683, by:

/s/ Scott R. Plummer Scott R. Plummer

Contents of this Post-Effective Amendment No. 39 to Registration Statement
No. 333-131683
This Post-Effective Amendment contains the following papers and documents:
The facing sheet.
Part A.
Columbia Floating Rate Fund Multiple Share Class Prospectus
Columbia Floating Rate Fund Class Z Prospectus
Columbia Income Opportunities Fund Multiple Share Class Prospectus
Columbia Income Opportunities Fund Class Y Prospectus
Columbia Income Opportunities Fund Class Z Prospectus
Columbia Inflation Protected Securities Fund Multiple Share Class Prospectus
Columbia Inflation Protected Securities Fund Class Z Prospectus
Columbia Large Core Quantitative Fund Multiple Share Class Prospectus
Columbia Large Core Quantitative Fund Class Z Prospectus
Columbia Limited Duration Credit Fund Multiple Share Class Prospectus
Columbia Limited Duration Credit Fund Class Z Prospectus
Columbia Money Market Fund Multiple Share Class Prospectus
Columbia Money Market Fund Class Z Prospectus
Part B.
Statement of Additional Information.
Financial Statements.
Part C.
Other information.
The signatures.

Exhibit Index

(i)	Opinion and consent of counsel as to the legality of the securities being registered.

(j)	Consent of Independent Registered Public Accounting Firm.